UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22487

DBX ETF Trust

(Exact name of registrant as specified in charter)

875 Third Avenue

New York, New York 10022

(Address of principal executive offices) (Zip code)

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 454-4500

Date of fiscal year end: May 31

Date of reporting period: May 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

May 31, 2022

Annual Report

DBX ETF Trust

Xtrackers International Real Estate ETF (HAUZ)

DBX ETF Trust

To our Shareholders: (Unaudited)

Dear shareholder,

We are pleased to provide this annual report for our Xtrackers International Real Estate ETF for the period ended May 31, 2022.

The global economic recovery was mired by higher inflation, fueled by soaring energy and food prices since Russia invaded Ukraine early this year, rising interest rates, and supply chain disruptions during the reporting period. Developments around fast-spreading new variants like Omicron in Q1 2022 resulted in strict lockdowns, and the subsequent resurgence in cases raised concerns over the growth outlook and supply chain constraints. Central banks turned hawkish as policymakers became anxious about inflation. The U.S. Federal Reserve has raised rates twice since March 2022 and hinted more increases are on the way. The European Central Bank (ECB) is expected to hike rates to bring the era of negative deposit rates to an end while the Bank of England raised rates in four consecutive meetings. Meanwhile, a resurgence in COVID-19 cases, weak property sector, and decelerating economic growth rattled China. The People’s Bank of China stepped in, delivering varying rate cuts to prop up its slowing economy. Global equities struggled amid uncertainties, with the major economies reeling under inflationary pressures. Developed markets outperformed emerging markets, with Japan and the UK recovering faster than other regions owing to the rapid management of the Omicron variant related cases.

The Russia-Ukraine war and China’s zero-COVID-19 policy added to supply headwinds, causing a slowdown in Europe. The latest GDP1 data reveals the Euro Area economy matched growth in Q4 2021. Eurozone’s inflation treaded higher amid geopolitical risks and gas supply concerns. Although the labor market remained a bright spot, consumer confidence dipped significantly. The accommodative ECB pivoted to a more hawkish tone lately. President Lagarde noted the ECB could end the bond-buying program in July 2022 and steer away from negative interest rates by the end of the third quarter, chalking out plans to incorporate further hikes. Since February 2022, the European Union has imposed five packages of sanctions against Russia, including targeted restrictive measures, economic sanctions, and diplomatic measures. The UK economy grew sequentially in Q1 2022, compared with an expansion in Q4 2021.

The Bank of Japan (BoJ) continued to remain accommodative to support recovery. Japan’s economy contracted while inflation breached the BoJ’s target. The Japanese economy shrank sequentially in Q1 2022, the second contraction in the last three quarters, amid a resurgence in COVID-19 cases and multiple headwinds from overseas. Chinese equity markets were hit hard by rising COVID-19 cases, pressurized property sector, and decelerating economic growth. A zero-tolerance COVID-19 policy triggered strict lockdowns and restrictions, which hurt demand, mobility, and production. Several economic data points came in weaker than expected. Retail sales continued to fall, with many categories of goods recording significant declines in purchases.

Notably, low borrowing costs and global monetary easing have made the yield spread between global real estate markets and other asset classes extremely compelling to investors. In the U.S., prices of lumber skyrocketed, disrupting the housing market and harming housing affordability. Copper prices saw a similar uptick, due to slower mining output, which led to a shortage amid rising demand and the transition to a carbon-free world. Contrary to residential real estate, global office real estate markets remained muted because of the work-from-home trend and concerns related to the well-being of employees.

The economic damage resulting from the war in Ukraine is expected to contribute to a significant slowdown in global growth in 2022 and add to inflation. However, a fragmented recovery is anticipated, as differing circumstances and policy responses of the respective countries will likely influence their growth. The recovery of smaller and developing economies will likely hinge heavily on that of major economies and economic blocs. Growth catalysts include multilateral efforts in response to the humanitarian crisis, prevention of further economic destruction, and global liquidity.

Sincerely,

/s/ Freddi Klassen

Freddi Klassen

President and Chief Executive Officer

1 The gross domestic product (GDP) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period.

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

1

This Page is Intentionally Left Blank

2

DBX ETF Trust

Management’s Discussion of Fund Performance (Unaudited)

Xtrackers International Real Estate ETF (HAUZ)

Xtrackers International Real Estate ETF (HAUZ), seeks investment results that correspond generally to the performance, before fees and expenses, of the iSTOXX Developed and Emerging Markets ex USA PK VN Real Estate Index (the HAUZ Index). The HAUZ index is a free-float capitalization weighted index that provides exposure to publicly traded real estate securities in countries outside the United States, Pakistan and Vietnam. For the 12-month period ended May 31, 2022, HAUZ shares returned -11.28%, compared to the HAUZ Index return of -11.47%.

The majority of the sectors contributed negatively to performance during the period with the greatest negative contribution coming from Real Estate Operating Companies, Diversified REITs and Diversified Real Estate Activities. Other Diversified Financial Services was the only positive contributor to performance. From a geographical perspective, Taiwan, Singapore and Israel were the major positive contributors, while Japan, Germany and Hong Kong detracted from performance.

*************************

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance data visit www.Xtrackers.com. Returns assume that dividends and capital gains distributions have been reinvested. See pages 4-5 of this report for additional performance information, including performance data based on market value. The views expressed in this report reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Current and future portfolio holdings are subject to risk.

3

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers International Real Estate ETF (HAUZ)

The Xtrackers International Real Estate ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the iSTOXX Developed and Emerging Markets ex USA PK VN Real Estate Index (the “Underlying Index”). The Underlying Index is a free-float capitalization weighted index that provides exposure to publicly traded real estate securities in countries outside the United States, excluding Pakistan and Vietnam. The MSCI ACWI ex USA Index is designed to provide exposure to equity securities in developed and emerging stock markets (excluding the United States). It is not possible to invest directly into an index.

Performance as of May 31, 2022

Average Annual Total Return

	Net Asset Value	Market Value	iSTOXX Developed and Emerging Markets ex USA PK VN Real Estate Index[2]	MSCI ACWI ex USA Index
One Year	-11.28%	-11.26%	-11.47%	-12.31%
Five Year	2.10%	2.16%	2.37%	4.42%
Since Inception[1]	3.64%	3.63%	4.04%	3.97%

Cumulative Total Returns

	Net Asset Value	Market Value	iSTOXX Developed and Emerging Markets ex USA PK VN Real Estate Index[2]	MSCI ACWI ex USA Index
One Year	-11.28%	-11.26%	-11.47%	-12.31%
Five Year	10.93%	11.30%	12.43%	24.16%
Since Inception[1]	36.34%	36.25%	40.93%	40.21%

1 Total returns are calculated based on the commencement of operations, October 1, 2013 (“Inception”).

2 On February 22, 2019, the Fund changed its Underlying Index from MSCI Asia Pacific ex Japan US Dollar Hedged Index to the iSTOXX Developed and Emerging Markets ex USA PK VN Real Estate Index. Returns reflect performance for the MSCI Asia Pacific ex Japan US Dollar Hedged Index through February 21, 2019.

Prior to February 22, 2019, the Fund was known as Xtrackers MSCI Asia Pacific ex Japan Hedged Equity ETF (DBAP) and had a different investment strategy. Past performance may have been different if the Fund’s current investment strategy had been in effect.

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2021, was 0.12%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

4

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers International Real Estate ETF (HAUZ) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, October 1, 2013.

Sector Diversification* as of May 31, 2022

Real Estate Operations/Development	32.4%
Diversified	16.4%
Real Estate Management/Services	14.1%
Warehouse/Industry	9.5%
Shopping Centers	9.0%
Office Property	6.6%
Apartments	3.8%
Other	8.2%

Total	100.0%

Ten Largest Equity Holdings as of May 31, 2022 (18.6% of Net Assets)

Description	% of Net Assets
Vonovia SE (Germany)	2.7%
Goodman Group (Australia)	2.5%
Mitsui Fudosan Co. Ltd. (Japan)	2.1%
Mitsubishi Estate Co. Ltd. (Japan)	2.0%
Link (Hong Kong)	1.9%
Sun Hung Kai Properties Ltd. (Hong Kong)	1.9%
Segro PLC (United Kingdom)	1.6%
Sumitomo Realty & Development Co. Ltd. (Japan)	1.3%
China Resources Land Ltd. (Hong Kong)	1.3%
CK Asset Holdings Ltd. (Hong Kong)	1.3%

Country Diversification* as of May 31, 2022

Japan	20.8%
Hong Kong	13.5%
Australia	10.1%
United Kingdom	7.9%
Canada	6.8%
Singapore	6.8%
Sweden	4.3%
Germany	4.3%
France	2.7%
Philippines	2.3%
Belgium	2.2%
Israel	2.2%
Thailand	2.0%
Switzerland	2.0%
Other	12.1%

Total	100.0%

* As a percent of total investments excluding exchange-traded funds, securities lending collateral and cash equivalents.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 7.

5

DBX ETF Trust

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares, and (2) ongoing costs, including unitary advisory fees and other Fund expenses. In the most resent six-month period the Fund limited these expenses; had it not done so, expenses would have been higher. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The examples in the tables are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2021 to May 31, 2022).

Actual expenses

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses (which is not the Funds’ actual return). The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2021	Ending Account Value May 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Per $1,000(1)
Xtrackers International Real Estate ETF
Actual	$1,000.00	$912.50	0.10%	$0.48
Hypothetical (5% return before expenses)	$1,000.00	$1,024.43	0.10%	$0.50

(1) Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

6

DBX ETF Trust

Schedule of Investments

Xtrackers International Real Estate ETF

May 31, 2022

	Number of Shares	Value
COMMON STOCKS — 99.3%
Australia — 10.0%
Abacus Property Group REIT	200,310	$421,019
Arena REIT	189,174	584,884
BWP Trust REIT	272,211	806,467
Centuria Industrial REIT	301,409	741,620
Centuria Office REIT	282,425	411,273
Charter Hall Group REIT	262,858	2,502,207
Charter Hall Long Wale REIT	359,058	1,267,246
Charter Hall Retail REIT	282,400	869,067
Charter Hall Social Infrastructure REIT	191,560	498,819
Cromwell Property Group REIT	890,913	504,886
Dexus REIT	588,729	4,425,964
Dexus Industria REIT	111,073	255,767
GDI Property Group Partnership REIT	278,183	210,530
Goodman Group REIT	935,381	13,788,960
GPT Group REIT	883,944	3,050,008
Growthpoint Properties Australia Ltd. REIT	166,182	468,498
Home Consortium Ltd. REIT	150,737	605,535
HomeCo Daily Needs REIT	825,814	799,737
Ingenia Communities Group REIT	200,564	591,325
Lifestyle Communities Ltd.	54,608	542,547
Mirvac Group REIT	2,184,318	3,541,241
National Storage REIT	586,694	1,014,285
REA Group Ltd.	28,005	2,262,266
Rural Funds Group REIT	212,618	460,615
Scentre Group REIT	2,859,352	5,886,819
Shopping Centres Australasia Property Group REIT	615,656	1,311,673
Stockland REIT	1,319,984	3,787,562
US Masters Residential Property Fund REIT *	168,000	32,539
Vicinity Centres REIT	2,495,876	3,383,888
Waypoint REIT Ltd. REIT	405,252	726,769

(Cost $54,759,672)		55,754,016

Austria — 0.4%
CA Immobilien Anlagen AG	25,958	864,814
IMMOFINANZ AG *	34,215	746,252
S IMMO AG	21,916	542,331
UBM Development AG	2,563	108,726

(Cost $2,311,549)		2,262,123

Belgium — 2.2%
Aedifica SA REIT	20,045	2,319,107
Ascencio REIT	2,433	137,876
Atenor	2,818	166,033
Befimmo SA REIT	11,807	594,468
Care Property Invest NV REIT (a)	14,668	381,043
Cofinimmo SA REIT	16,205	2,114,401
Home Invest Belgium SA REIT	1,191	152,465
Immobel SA	2,371	163,064
Intervest Offices & Warehouses NV REIT	13,908	398,547
Montea NV REIT (a)	7,173	768,408
Nextensa REIT	1,399	100,561
Retail Estates NV REIT	5,540	436,796
VGP NV	5,777	1,117,664
Warehouses De Pauw CVA REIT	77,186	2,839,421

	Number of Shares	Value
Belgium (Continued)
Xior Student Housing NV REIT	12,457	$641,207

(Cost $12,257,098)		12,331,061

Brazil — 0.5%
Aliansce Sonae Shopping Centers SA	76,905	313,391
BR Malls Participacoes SA	447,338	797,705
Cyrela Brazil Realty SA Empreendimentos e Participacoes	171,454	493,890
Ez Tec Empreendimentos e Participacoes SA	78,886	270,856
Multiplan Empreendimentos Imobiliarios SA	174,816	888,726

(Cost $3,390,676)		2,764,568

Canada — 6.8%
Allied Properties Real Estate Investment Trust REIT	70,706	2,167,829
Altus Group Ltd.	24,358	908,767
American Hotel Income Properties REIT LP (a)	35,574	107,719
Artis Real Estate Investment Trust REIT	44,501	463,358
Boardwalk Real Estate Investment Trust REIT	19,621	778,107
Canadian Apartment Properties REIT	95,137	3,723,194
Chartwell Retirement Residences	128,707	1,262,801
Choice Properties Real Estate Investment Trust REIT (a)	137,392	1,638,037
Colliers International Group, Inc.	20,585	2,505,158
Crombie Real Estate Investment Trust REIT (a)	57,201	784,176
CT Real Estate Investment Trust REIT (a)	38,959	539,638
Dream Industrial Real Estate Investment Trust REIT	121,550	1,365,557
Dream Office Real Estate Investment Trust REIT (a)	19,261	354,505
DREAM Unlimited Corp., Class A	14,046	491,613
First Capital Real Estate Investment Trust REIT	114,484	1,411,081
FirstService Corp.	20,107	2,574,796
Granite Real Estate Investment Trust REIT	35,921	2,586,903
H&R Real Estate Investment Trust REIT (a)	160,045	1,773,990
InterRent Real Estate Investment Trust REIT	78,899	853,333
Killam Apartment Real Estate Investment Trust REIT (a)	61,373	931,622
Minto Apartment Real Estate Investment Trust REIT, 144A (a)	20,807	302,683
Morguard Corp.	2,351	223,920
Morguard North American Residential Real Estate Investment Trust REIT	17,304	243,379
NorthWest Healthcare Properties Real Estate Investment Trust REIT (a)	111,746	1,167,067
Primaris Real Estate Investment Trust REIT	39,334	437,856
RioCan Real Estate Investment Trust REIT (a)	173,216	3,115,519

See Notes to Financial Statements.	7

DBX ETF Trust

Schedule of Investments

Xtrackers International Real Estate ETF (Continued)

May 31, 2022

	Number of Shares	Value
Canada (Continued)
SmartCentres Real Estate Investment Trust REIT (a)	71,438	$1,661,625
Summit Industrial Income REIT	88,810	1,350,915
Tricon Residential, Inc.	149,470	1,852,939
True North Commercial Real Estate Investment Trust REIT (a)	45,900	241,321

(Cost $36,440,585)		37,819,408

Chile — 0.2%
Cencosud Shopping SA	273,224	291,116
Parque Arauco SA	388,196	376,976
Plaza SA	162,321	157,777

(Cost $1,302,337)		825,869

China — 1.2%
A-Living Smart City Services Co. Ltd., 144A *	380,389	607,028
China Resources Mixc Lifestyle Services Ltd., 144A	334,291	1,648,968
China Vanke Co. Ltd., Class H	938,802	2,077,305
Guangzhou R&F Properties Co. Ltd., Class H	1,024,307	364,260
Jinke Smart Services Group Co. Ltd., Class H	146,351	357,038
Poly Property Services Co. Ltd., Class H	84,917	557,415
Powerlong Real Estate Holdings Ltd.	625,513	168,227
Shanghai Jinqiao Export Processing Zone Development Co. Ltd., Class B	109,500	113,880
Shanghai Lingang Holdings Corp. Ltd., Class B	71,106	73,097
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B *	611,658	568,842
Sino-Ocean Group Holding Ltd.	1,765,368	312,771

(Cost $10,112,180)		6,848,831

Denmark — 0.0%
Jeudan A/S
(Cost $213,115)	5,313	235,625

Egypt — 0.1%
Arab Developers Holding *	1,870,254	38,702
El Kahera Housing *	428,198	24,465
Emaar Misr for Development SAE *	226,940	32,324
Heliopolis Housing	6,448	1,542
Medinet Nasr Housing *	110,632	12,369
Palm Hills Developments SAE	27,794	1,602
Six of October Development & Investment	55,509	32,968
Talaat Moustafa Group	609,468	259,773

(Cost $435,601)		403,745

Finland — 0.5%
Citycon OYJ *(a)	42,345	338,855
Kojamo OYJ	126,678	2,501,022

(Cost $2,906,692)		2,839,877

France — 2.7%
Altarea SCA REIT	2,710	407,013
ARGAN SA REIT	5,484	657,971

	Number of Shares	Value
France (Continued)
Carmila SA REIT *	33,132	$518,193
Covivio REIT	26,050	1,894,822
Gecina SA REIT	25,830	3,027,142
ICADE REIT	17,470	1,011,532
Klepierre SA REIT *	111,957	2,544,999
Mercialys SA REIT	43,651	432,541
Nexity SA (a)	22,110	636,188
Unibail-Rodamco-Westfield REIT *	58,439	4,099,858

(Cost $17,130,854)		15,230,259

Germany — 4.2%
Deutsche EuroShop AG	27,910	660,161
Deutsche Wohnen SE	27,002	743,106
DIC Asset AG	20,445	280,780
Hamborner REIT AG REIT	38,775	361,378
Instone Real Estate Group SE, 144A	28,606	392,246
LEG Immobilien SE	39,875	4,094,767
PATRIZIA AG	25,231	348,130
TAG Immobilien AG	80,502	1,453,107
Vonovia SE	403,891	15,338,096

(Cost $31,769,065)		23,671,771

Greece — 0.1%
LAMDA Development SA *
(Cost $353,350)	46,929	320,237

Hong Kong — 13.4%
C C Land Holdings Ltd.	576,085	149,059
C&D International Investment Group Ltd.	261,783	563,903
Champion REIT	1,352,294	627,407
China Jinmao Holdings Group Ltd.	3,553,997	960,350
China Motor Bus Co. Ltd.	5,134	58,927
China Overseas Grand Oceans Group Ltd.	985,353	502,375
China Overseas Land & Investment Ltd.	2,041,028	5,931,444
China Overseas Property Holdings Ltd.	714,525	831,505
China Resources Land Ltd.	1,588,505	7,086,524
China Shandong Hi-Speed Financial Group Ltd. *	3,517,531	385,579
Chinese Estates Holdings Ltd. *	232,547	64,024
CK Asset Holdings Ltd.	1,072,010	7,002,761
Emperor International Holdings Ltd.	295,550	30,890
ESR Cayman Ltd., 144A *	1,707,993	5,061,575
Far East Consortium International Ltd.	519,103	156,812
Fullshare Holdings Ltd. *	2,063,367	30,245
Hang Lung Group Ltd.	462,840	866,031
Hang Lung Properties Ltd.	1,028,455	1,921,745
Henderson Land Development Co. Ltd.	726,098	3,081,883
HKR International Ltd.	295,264	109,893
Hong Kong Ferry Holdings Co. Ltd.	77,267	69,924
Hongkong Land Holdings Ltd.	623,087	2,891,124
Hysan Development Co. Ltd.	336,820	1,000,300
K Wah International Holdings Ltd.	569,819	215,710
Kerry Properties Ltd.	309,426	802,598
Kowloon Development Co. Ltd.	195,095	257,622
Lai Sun Development Co. Ltd. *	70,244	34,291
Landing International Development Ltd. *	382,370	10,381

See Notes to Financial Statements.	8

DBX ETF Trust

Schedule of Investments

Xtrackers International Real Estate ETF (Continued)

May 31, 2022

	Number of Shares	Value
Hong Kong (Continued)
Langham Hospitality Investments and Langham Hospitality Investments Ltd. (b)	433,111	$51,340
Link REIT	1,158,422	10,490,773
New World Development Co. Ltd.	754,454	2,875,283
Poly Property Group Co. Ltd. (a)	926,373	221,983
Prosperity REIT	677,605	232,330
Regal Real Estate Investment Trust REIT	314,829	55,377
SEA Holdings Ltd. (a)	70,709	50,020
Shenzhen Investment Ltd.	1,276,142	274,892
Shun Tak Holdings Ltd. *	665,564	138,278
Sino Land Co. Ltd.	1,913,273	2,711,804
Sun Hung Kai Properties Ltd.	844,458	10,322,224
Suncity Group Holdings Ltd. *(c)	638,990	4,561
Sunlight Real Estate Investment Trust REIT	530,695	257,719
Swire Properties Ltd.	585,105	1,431,897
Wharf Real Estate Investment Co. Ltd.	852,712	4,119,250
Yuexiu Property Co. Ltd.	713,002	775,205

(Cost $78,442,759)		74,717,818

India — 1.4%
Brigade Enterprises Ltd.	90,059	539,000
DLF Ltd.	533,320	2,373,746
Godrej Properties Ltd. *	75,026	1,352,447
Indiabulls Real Estate Ltd. *	248,334	240,381
Macrotech Developers Ltd., 144A *	59,454	741,488
Oberoi Realty Ltd. *	65,880	683,737
Omaxe Ltd. *	128	150
Phoenix Mills Ltd.	54,377	817,305
Prestige Estates Projects Ltd.	102,464	566,390
Sobha Ltd.	11,858	83,945
Sunteck Realty Ltd.	37,870	220,724

(Cost $6,455,759)		7,619,313

Indonesia — 0.3%
PT Alam Sutera Realty Tbk *	8,999,579	102,457
PT Andalan Perkasa Abadi Tbk *	507,804	1,741
PT Bumi Serpong Damai Tbk *	5,343,584	346,320
PT Ciputra Development Tbk	5,091,400	343,943
PT Jaya Real Property Tbk	2,032,822	68,314
PT Kawasan Industri Jababeka Tbk *	8,383,665	94,870
PT Lippo Cikarang Tbk	277,833	24,961
PT Lippo Karawaci Tbk *	1,170,430	9,954
PT Pakuwon Jati Tbk *	8,704,532	304,459
PT Pollux Properties Indonesia Tbk *	18,270	677
PT PP Properti Tbk *	3,003,480	10,505
PT Puradelta Lestari Tbk	542,489	6,362
PT Summarecon Agung Tbk *	6,371,887	305,899

(Cost $1,636,528)		1,620,462

Ireland — 0.1%
Hibernia REIT PLC REIT (Cost $531,331)	374,238	640,642

Israel — 2.2%
Adgar Investment and Development Ltd. (a)	64,950	127,620
AFI Properties Ltd.	6,356	344,909

	Number of Shares	Value
Israel (Continued)
Africa Israel Residences Ltd.	3,653	$215,015
Airport City Ltd. *	38,381	714,151
Alony Hetz Properties & Investments Ltd.	85,638	1,244,213
Alrov Properties and Lodgings Ltd. (a)	1,217	69,915
Amot Investments Ltd.	116,109	778,604
Arad Investment & Industrial Development Ltd.	2,569	300,107
Aura Investments Ltd.	258	464
Azrieli Group Ltd.	20,085	1,500,668
Big Shopping Centers Ltd.	6,237	892,485
Blue Square Real Estate Ltd.	3,010	223,719
Duniec Brothers Ltd.	6	314
Electra Real Estate Ltd.	12,741	227,122
G City Ltd.	38,740	273,511
Gav-Yam Lands Corp. Ltd.	22,768	208,129
Israel Canada T.R Ltd.	79,115	348,064
Isras Investment Co. Ltd.	1,045	216,221
Keystone REIT Ltd. REIT	50,736	121,966
Lahav L.R. Real Estate Ltd. (a)	33,547	50,009
Megureit Israel Ltd. REIT	76,809	166,768
Melisron Ltd. *	13,175	945,212
Menivim- The New REIT Ltd. REIT (a)	326,782	180,371
Mivne Real Estate KD Ltd.	365,066	1,167,571
Norstar Holdings, Inc.	4,092	45,160
Prashkovsky Investments and Construction Ltd. (a)	3,168	112,071
Property & Building Corp. Ltd. *	196	16,233
Rani Zim Shopping Centers Ltd.	96	175
Reit 1 Ltd. REIT	102,779	614,214
REIT Azorim HF Living Ltd. REIT *(a)	21,762	107,962
Sella Capital Real Estate Ltd. REIT	128,391	386,335
Summit Real Estate Holdings Ltd.	23,293	451,038
Villar International Ltd.	2,730	132,977
Vitania Ltd.	11,456	99,768

(Cost $10,856,961)		12,283,061

Italy — 0.0%
COIMA RES SpA REIT, 144A	12,639	133,635
Immobiliare Grande Distribuzione SIIQ SpA REIT	1,521	6,591

(Cost $112,441)		140,226

Japan — 20.6%
Activia Properties, Inc. REIT (a)	411	1,311,481
Advance Residence Investment Corp. REIT	765	2,143,748
Aeon Mall Co. Ltd.	52,800	639,042
AEON REIT Investment Corp. REIT	933	1,117,613
Comforia Residential REIT, Inc. REIT	366	964,468
CRE Logistics REIT, Inc. REIT	325	522,951
Daito Trust Construction Co. Ltd.	38,000	3,367,406
Daiwa House REIT Investment Corp. REIT	1,183	2,928,878
Daiwa Office Investment Corp. REIT (a)	167	902,212
Daiwa Securities Living Investments Corp. REIT	1,023	938,350
ES-Con Japan Ltd.	1,200	7,127

See Notes to Financial Statements.	9

DBX ETF Trust

Schedule of Investments

Xtrackers International Real Estate ETF (Continued)

May 31, 2022

	Number of Shares	Value
Japan (Continued)
ESCON Japan Reit Investment Corp. REIT	197	$206,885
Frontier Real Estate Investment Corp. REIT	288	1,188,760
Fukuoka REIT Corp. REIT	429	560,906
Global One Real Estate Investment Corp. REIT	572	490,432
GLP J REIT	2,472	3,184,037
Hankyu Hanshin REIT, Inc. REIT (a)	402	467,169
Health Care & Medical Investment Corp. REIT	180	231,288
Heiwa Real Estate Co. Ltd.	17,800	522,329
Heiwa Real Estate REIT, Inc. REIT (a)	494	559,492
Hoshino Resorts REIT, Inc. REIT	129	696,918
Hulic Co. Ltd.	379,200	3,106,820
Hulic Reit, Inc. REIT	713	898,420
Ichigo Office REIT Investment Corp. REIT	864	577,590
Ichigo, Inc.	142,800	328,569
Industrial & Infrastructure Fund Investment Corp. REIT	1,142	1,690,208
Invincible Investment Corp. REIT	3,408	1,133,837
Itochu Advance Logistics Investment Corp. REIT	327	416,614
Japan Excellent, Inc. REIT	761	763,100
Japan Hotel REIT Investment Corp. REIT	2,433	1,263,356
Japan Logistics Fund, Inc. REIT	493	1,241,650
Japan Metropolitan Fund Invest REIT	3,864	3,270,936
Japan Prime Realty Investment Corp. REIT	549	1,751,833
Japan Real Estate Investment Corp. REIT	764	3,794,908
Kabuki-Za Co. Ltd.	5,200	194,629
Keihanshin Building Co. Ltd.	27,300	263,355
Kenedix Office Investment Corp. REIT	238	1,224,735
Kenedix Residential Next Investment Corp. REIT	421	700,658
Kenedix Retail REIT Corp. REIT	345	745,808
Ki-Star Real Estate Co. Ltd.	4,800	182,269
LaSalle Logiport REIT	982	1,397,677
Leopalace21 Corp. *	136,600	311,118
LIFULL Co. Ltd.	200	275
Mirai Corp. REIT	986	396,255
Mitsubishi Estate Co. Ltd.	766,500	11,374,313
Mitsubishi Estate Logistics REIT Investment Corp. REIT	209	763,574
Mitsui Fudosan Co. Ltd.	528,700	11,577,192
Mitsui Fudosan Logistics Park, Inc. REIT	290	1,253,372
Mori Hills REIT Investment Corp. REIT	916	1,083,720
Mori Trust Hotel Reit, Inc. REIT	138	140,955
Mori Trust Sogo Reit, Inc. REIT (a)	570	637,592
Nippon Accommodations Fund, Inc. REIT	286	1,489,525
Nippon Building Fund, Inc. REIT	929	5,054,996
Nippon Kanzai Co. Ltd.	11,600	232,730
Nippon Prologis REIT, Inc. REIT (a)	1,247	3,324,816
NIPPON REIT Investment Corp. REIT	256	757,185
Nomura Real Estate Holdings, Inc.	64,000	1,604,415

	Number of Shares	Value
Japan (Continued)
Nomura Real Estate Master Fund, Inc. REIT	2,602	$3,393,957
NTT UD REIT Investment Corp. REIT	797	942,312
One REIT, Inc. REIT	139	303,510
Open House Group Co. Ltd.	44,500	1,857,554
Orix JREIT, Inc. REIT	1,502	2,173,986
Relo Group, Inc.	64,800	1,074,417
SAMTY Co. Ltd. (a)	18,600	288,734
Samty Residential Investment Corp. REIT	270	287,326
Sankei Real Estate, Inc. REIT	308	233,433
Sekisui House Reit, Inc. REIT	2,409	1,488,713
SOSiLA Logistics REIT, Inc. REIT (a)	357	427,362
Star Asia Investment Corp. REIT	972	459,385
Starts Corp., Inc.	19,900	376,359
Starts Proceed Investment Corp. REIT	109	205,892
Sumitomo Realty & Development Co. Ltd.	263,000	7,104,240
Takara Leben Co. Ltd.	4,000	10,292
Takara Leben Real Estate Investment Corp. REIT	325	304,928
Tama Home Co. Ltd. (a)	10,700	197,373
TOC Co. Ltd.	2,400	11,529
Tokyo Tatemono Co. Ltd. (a)	115,400	1,538,427
Tokyu Fudosan Holdings Corp.	331,800	1,712,583
Tokyu REIT, Inc. REIT	524	782,059
Tosei Corp.	21,200	185,724
Tosei Reit Investment Corp. REIT	164	169,807
United Urban Investment Corp. REIT (a)	1,723	1,925,978

(Cost $128,354,368)		115,356,377

Luxembourg — 0.6%
ADLER Group SA, 144A (a)	48,048	236,769
Aroundtown SA	515,323	2,409,103
Grand City Properties SA	48,847	867,064

(Cost $5,522,542)		3,512,936

Malaysia — 0.6%
AmFIRST Real Estate Investment Trust REIT	442,600	38,918
Axis Real Estate Investment Trust REIT	633,639	289,432
Capitaland Malaysia Trust REIT	167,538	22,384
Eastern & Oriental Bhd *	106,136	12,363
Eco World Development Group Bhd	373,900	63,192
Eco World International Bhd	546,800	48,080
IGB Bhd	168,033	90,569
IGB Real Estate Investment Trust REIT	806,800	302,193
IOI Properties Group Bhd	180,500	41,636
KIP REIT	222,352	44,943
KLCCP Stapled Group (b)	116,700	182,573
KSL Holdings Bhd *	233,500	39,730
Land & General Bhd	1,121,900	26,904
LBS Bina Group Bhd	409,500	42,086
Mah Sing Group Bhd	664,000	97,056
Malton Bhd *	97,400	9,121
Matrix Concepts Holdings Bhd	300,196	165,233
MKH Bhd	125,900	37,380
Paramount Corp. Bhd	202,240	33,718

See Notes to Financial Statements.	10

DBX ETF Trust

Schedule of Investments

Xtrackers International Real Estate ETF (Continued)

May 31, 2022

	Number of Shares	Value
Malaysia (Continued)
Pavilion Real Estate Investment Trust REIT	8,000	$2,467
Sentral REIT	204,400	45,049
Sime Darby Property Bhd	1,229,146	144,572
SP Setia Bhd Group	858,805	165,739
Sunway Bhd	978,461	386,602
Sunway Real Estate Investment Trust REIT	834,500	297,321
Symphony Life Bhd	322,700	35,745
Titijaya Land Bhd *	340,400	19,825
Tropicana Corp. Bhd *	208,591	45,972
UEM Sunrise Bhd *	413,100	31,135
UOA Development Bhd	199,400	86,527
YNH Property Bhd *	224,100	173,507
YTL Hospitality REIT	360,700	77,025

(Cost $3,321,297)		3,098,997

Mexico — 0.9%
CFE Capital S de RL de CV REIT	464,654	593,988
Corp. Inmobiliaria Vesta SAB de CV	367,772	748,491
Fibra MTY SAPI de CV REIT	534,098	327,292
Fibra Uno Administracion SA de CV REIT	1,639,947	1,728,712
Macquarie Mexico Real Estate Management SA de CV REIT, 144A	421,898	561,375
PLA Administradora Industrial S de RL de CV REIT	430,080	642,513
Prologis Property Mexico SA de CV REIT (a)	256,479	669,398

(Cost $4,856,362)		5,271,769

Netherlands — 0.3%
Argo Properties NV *(a)	7,729	229,552
CTP NV, 144A	53,451	750,098
NSI NV REIT	10,761	440,936

(Cost $1,809,238)		1,420,586

New Zealand — 0.7%
Argosy Property Ltd.	517,068	420,732
Goodman Property Trust REIT	579,368	805,193
Kiwi Property Group Ltd.	878,799	589,216
Precinct Properties New Zealand Ltd. (a)	732,929	663,169
Property for Industry Ltd.	285,549	455,401
Stride Property Group (b)	328,622	370,076
Vital Healthcare Property Trust REIT	250,349	470,968

(Cost $4,363,330)		3,774,755

Norway — 0.2%
Entra ASA, 144A	32,135	508,310
KMC Properties ASA *	42,091	39,760
Olav Thon Eiendomsselskap ASA	14,718	278,682
Selvaag Bolig ASA	27,903	129,710

(Cost $1,160,400)		956,462

Philippines — 2.3%
8990 Holdings, Inc.	1,232,000	246,929
AC Energy Corp.	464,085	63,340
AREIT, Inc. REIT	338,640	261,798

	Number of Shares	Value
Philippines (Continued)
Ayala Corp.	156,095	$2,076,797
Ayala Land, Inc.	4,388,896	2,479,815
Belle Corp. *	1,179,000	28,357
DDMP Reit, Inc. REIT	3,819,000	118,825
DoubleDragon Corp.	288,870	44,113
Filinvest Development Corp.	536,600	71,700
Filinvest Land, Inc.	3,870,000	68,702
Filinvest REIT Corp. REIT	895,500	121,708
GT Capital Holdings, Inc.	54,381	521,622
Megaworld Corp.	6,444,600	339,529
MREIT, Inc. REIT	442,500	138,356
Robinsons Land Corp.	1,094,661	405,372
SM Prime Holdings, Inc.	7,985,557	5,624,759
Vista Land & Lifescapes, Inc.	1,510,900	67,776

(Cost $14,245,118)		12,679,498

Poland — 0.1%
Atal SA (a)	6,175	61,803
Develia SA (a)	290,510	187,498
Dom Development SA	6,023	141,971
Echo Investment SA	80,137	58,186
Globe Trade Centre SA *(a)	94,278	130,956
MLP Group SA *	5,332	87,280

(Cost $785,859)		667,694

Romania — 0.2%
NEPI Rockcastle S.A.
(Cost $1,425,224)	217,116	1,368,282

Russia — 0.0%
LSR Group PJSC *(c)	30,984	0
PIK Group PJSC *(c)	192,287	0

(Cost $2,472,023)		0

Singapore — 6.7%
AIMS APAC REIT	309,200	311,253
Ascendas India Trust	501,300	416,866
Ascendas Real Estate Investment Trust REIT	1,812,069	3,687,849
Ascott Residence Trust	1,120,996	948,541
Bukit Sembawang Estates Ltd.	92,100	338,598
CapitaLand China Trust REIT	619,647	524,320
CapitaLand Integrated Commercial Trust REIT	2,763,392	4,414,493
Capitaland Investment Ltd.	1,360,263	3,919,351
CDL Hospitality Trusts (b)	478,681	436,466
Chip Eng Seng Corp. Ltd.	57,300	17,973
City Developments Ltd.	273,898	1,650,301
Cromwell European Real Estate Investment Trust REIT	204,619	449,356
Digital Core REIT Management Pte Ltd. REIT *	393,900	380,114
ESR-LOGOS REIT REIT	3,083,087	922,070
Far East Hospitality Trust (b)	545,800	258,786
First Real Estate Investment Trust REIT	884,600	183,902
Frasers Centrepoint Trust REIT	549,000	937,092
Frasers Hospitality Trust (b)	455,000	215,734
Frasers Logistics & Commercial Trust REIT	1,583,778	1,571,185

See Notes to Financial Statements.	11

DBX ETF Trust

Schedule of Investments

Xtrackers International Real Estate ETF (Continued)

May 31, 2022

	Number of Shares	Value
Singapore (Continued)
Frasers Property Ltd.	250,900	$201,320
GuocoLand Ltd.	154,400	182,455
Ho Bee Land Ltd.	126,000	257,349
Keppel REIT	1,095,300	918,809
Keppel DC REIT	723,355	1,086,958
Keppel Pacific Oak US REIT	437,654	304,170
Lendlease Global Commercial REIT	675,651	404,139
Lippo Malls Indonesia Retail Trust REIT *	2,486,400	97,940
Manulife US Real Estate Investment Trust REIT	847,526	508,516
Mapletree Commercial Trust REIT	1,188,270	1,542,870
Mapletree Industrial Trust REIT	1,081,922	1,957,230
Mapletree Logistics Trust REIT	1,728,491	2,067,784
Mapletree North Asia Commercial Trust REIT	1,197,387	1,056,852
OUE Commercial Real Estate Investment Trust REIT	1,480,239	426,504
Parkway Life Real Estate Investment Trust REIT	213,600	769,702
Prime US REIT	309,400	221,221
Singapore Land Group Ltd.	94,800	176,337
SPH REIT	517,500	356,727
Starhill Global REIT	813,609	347,189
Suntec Real Estate Investment Trust REIT	1,042,300	1,277,310
UOL Group Ltd.	263,717	1,433,140
Wing Tai Holdings Ltd.	188,600	244,882
Yanlord Land Group Ltd.	312,100	254,980

(Cost $37,481,007)		37,678,634

South Africa — 0.9%
Attacq Ltd. REIT *	342,242	149,338
Equites Property Fund Ltd. REIT (a)	372,060	461,024
Fortress REIT Ltd., Class A REIT	562,490	447,574
Fortress REIT Ltd., Class B REIT *	510,796	122,260
Growthpoint Properties Ltd. REIT (a)	1,648,494	1,523,273
Hyprop Investments Ltd. REIT	166,765	395,838
Redefine Properties Ltd. REIT (a)	3,521,823	989,851
Resilient REIT Ltd. REIT (a)	180,648	631,768
SA Corporate Real Estate Ltd. REIT	1,241,327	172,055
Vukile Property Fund Ltd. REIT	433,979	382,912

(Cost $5,271,393)		5,275,893

South Korea — 0.4%
ESR Kendall Square REIT Co. Ltd. REIT	81,396	445,402
JR Global REIT REIT	90,218	412,004
Koramco Energy Plus REIT	26,386	140,546
Korea Asset In Trust Co. Ltd.	4,814	15,155
Korea Real Estate Investment & Trust Co. Ltd.	36,560	58,806
LOTTE Reit Co. Ltd. REIT	67,995	330,852
Seobu T&D	11,787	90,413
Shinhan Alpha REIT Co. Ltd. REIT	49,827	321,789
SK D&D Co. Ltd.	9,771	244,038
SK REITs Co. Ltd. REIT	51,345	285,942

(Cost $2,261,149)		2,344,947

	Number of Shares	Value
Spain — 0.8%
Aedas Homes SA, 144A	8,133	$193,853
Inmobiliaria Colonial Socimi SA REIT *	166,060	1,359,983
Lar Espana Real Estate Socimi SA REIT	7,864	41,700
Merlin Properties Socimi SA REIT	184,445	2,080,589
Metrovacesa SA, 144A *(a)	24,757	186,707
Neinor Homes SA, 144A *	33,010	394,640

(Cost $4,430,084)		4,257,472

Sweden — 4.3%
Atrium Ljungberg AB, Class B	25,051	420,690
Castellum AB	159,116	3,085,178
Catena AB	16,784	734,584
Cibus Nordic Real Estate AB	22,063	490,707
Corem Property Group AB, Class B *	314,571	626,657
Corem Property Group AB, Class D	66	1,858
Dios Fastigheter AB	51,986	470,516
Eastnine AB	6,316	63,588
Fabege AB	153,533	1,969,448
Fastighets AB Balder, Class B *	341,190	2,460,673
Fastighets AB Trianon	33,252	122,762
FastPartner AB, Class A	28,913	252,377
Heba Fastighets AB, Class B	45,590	260,717
Hemnet Group AB	24,539	355,156
Hufvudstaden AB, Class A	66,265	907,587
JM AB	29,821	657,158
John Mattson Fastighetsforetagen AB *	10,833	144,386
K-fast Holding AB *	946	3,595
Klarabo Sverige AB, Class B *	54,520	140,429
Nivika Fastigheter AB, Class B *	12,588	86,848
NP3 Fastigheter AB	15,196	420,918
Nyfosa AB	90,296	1,053,983
Pandox AB *	57,947	793,661
Platzer Fastigheter Holding AB, Class B	34,477	334,070
Sagax AB, Class A	4,030	110,804
Sagax AB, Class B	104,762	2,848,292
Sagax AB, Class D	65,891	204,065
Samhallsbyggnadsbolaget i Norden AB (a)	657,162	1,827,008
Samhallsbyggnadsbolaget i Norden AB, Class D	87,664	226,336
Stendorren Fastigheter AB *	7,281	173,027
Wallenstam AB, Class B	254,450	1,397,652
Wihlborgs Fastigheter AB	152,090	1,284,821

(Cost $26,646,063)		23,929,551

Switzerland — 2.0%
Allreal Holding AG	8,598	1,573,303
Fundamenta Real Estate AG *	16,576	316,458
Intershop Holding AG	728	506,573
Mobimo Holding AG	3,910	1,032,007
Peach Property Group AG *	5,714	286,132
PSP Swiss Property AG	25,167	2,998,353
Swiss Prime Site AG	41,950	4,223,228
Zug Estates Holding AG, Class B	157	335,767

(Cost $11,533,325)		11,271,821

See Notes to Financial Statements.	12

DBX ETF Trust

Schedule of Investments

Xtrackers International Real Estate ETF (Continued)

May 31, 2022

	Number of Shares	Value
Taiwan — 1.3%
Cathay No. 1 REIT	769,726	$480,001
Cathay No. 2 REIT	365,943	236,271
Cathay Real Estate Development Co. Ltd.	363,424	224,127
Chong Hong Construction Co. Ltd.	127,608	331,935
Farglory Land Development Co. Ltd.	151,491	342,388
Fubon No. 1 REIT	314,630	186,447
Fubon No. 2 REIT	409,357	225,376
Highwealth Construction Corp.	666,446	1,066,543
Hong Pu Real Estate Development Co. Ltd.	130,515	97,127
Huaku Development Co. Ltd.	132,875	432,159
Huang Hsiang Construction Corp.	64,643	120,934
Hung Sheng Construction Ltd.	221,721	191,356
KEE TAI Properties Co. Ltd.	141,788	64,238
Kindom Development Co. Ltd.	232,443	277,891
Kuo Yang Construction Co. Ltd.	203,597	144,500
O-Bank No1 Real Estate Investment Trust REIT	87,357	26,937
Prince Housing & Development Corp.	749,989	317,825
Radium Life Tech Co. Ltd.	12,402	4,119
Ruentex Development Co. Ltd.	778,856	2,068,899
Shining Building Business Co. Ltd. *	318,249	107,892
Sinyi Realty, Inc.	171,039	206,838
Taiwan Land Development Corp. *(c)	243,531	22,486

(Cost $5,801,440)		7,176,289

Thailand — 2.0%
Amata Corp. PCL, NVDR	488,000	286,639
Ananda Development PCL, NVDR *	2,249,000	87,410
AP Thailand PCL, NVDR	1,385,100	453,335
Asset World Corp. PCL, NVDR	4,377,000	652,329
Bangkok Land PCL, NVDR	7,274,700	214,712
Central Pattana PCL, NVDR	1,836,100	3,447,382
CP Tower Growth Leasehold Property Fund	800	194
CPN Retail Growth Leasehold REIT	1,046,400	590,167
Frasers Property Thailand Industrial Freehold & Leasehold REIT	928,800	293,134
Frasers Property Thailand PCL, NVDR	251,625	112,503
Golden Ventures Leasehold Real Estate Investment Trust REIT	13,500	3,748
Grand Canal Land PCL, NVDR *	669,800	41,496
IMPACT Growth Real Estate Investment Trust REIT	514,132	247,901
Land & Houses PCL, NVDR	4,562,400	1,193,264
LH Hotel Leasehold Real Estate Investment Trust, Class F REIT *	11,700	3,077
LPN Development PCL, NVDR	1,072,800	146,718
Noble Development PCL, NVDR	737,457	109,907
Nusasiri PCL, NVDR *	3,507,200	145,536
Origin Property PCL, NVDR	505,900	161,143
Platinum Group PCL, NVDR *	814,700	84,279
Principal Capital PCL, NVDR *	612,900	113,732
Property Perfect PCL, NVDR	4,949,606	62,196
Pruksa Holding PCL, NVDR	500,500	197,450
Quality Houses PCL, NVDR	4,580,100	297,131
Sansiri PCL, NVDR	8,008,600	266,797

	Number of Shares	Value
Thailand (Continued)
SC Asset Corp. PCL, NVDR	1,047,000	$105,251
Singha Estate PCL, NVDR *	1,558,900	90,655
Supalai PCL, NVDR	865,200	515,783
U City PLC, NVDR *	2,443,300	102,102
U City PLC, NVDR *	15,045,000	461,638
Univentures PCL, NVDR	364,000	31,486
WHA Corp. PCL, NVDR	5,839,400	546,057
WHA Premium Growth Freehold & Leasehold Real Estate InvestmentTrust, Class F REIT	850,700	258,541

(Cost $11,552,895)		11,323,693

Turkey — 0.2%
Akfen Gayrimenkul Yatirim Ortakligi AS REIT *	189,445	25,784
AKIS Gayrimenkul Yatirimi AS REIT *	34,622	4,247
Alarko Gayrimenkul Yatirim Ortakligi AS REIT	778	1,575
Baskent Dogalgaz Dagitim Gayrimenkul Yatirim Ortakligi AS	134	111
Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT	1,148,152	201,117
Halk Gayrimenkul Yatirim Ortakligi AS REIT	18,679	2,474
Is Gayrimenkul Yatirim Ortakligi AS REIT *	249,733	224,820
Kiler Gayrimenkul Yatirim Ortakligi AS REIT *	2	0
Kizilbuk Gayrimenkul Yatirim Ortakligi AS *	27,453	117,288
Kuyumcukent Gayrimenkul Yatirimlari AS REIT *	75,704	31,465
Ozak Gayrimenkul Yatirim Ortakligi REIT *	247,392	73,835
Panora Gayrimenkul Yatirim Ortakligi	85	68
Reysas Gayrimenkul Yatirim Ortakligi AS, Class O REIT *	6	2
Sinpas Gayrimenkul Yatirim Ortakligi AS REIT *	60,992	31,753
Torunlar Gayrimenkul Yatirim Ortakligi AS REIT *	151,431	74,586
Vakif Gayrimenkul Yatirim Ortakligi AS REIT *	6	1
Yeni Gimat Gayrimenkul Ortakligi AS	102,264	143,929
Yesil Gayrimenkul Yatirim Ortakligi AS REIT *	720,385	34,734
Ziraat Gayrimenkul Yatirim Ortakligi AS *	147,336	27,247

(Cost $890,474)		995,036

United Kingdom — 7.9%
Assura PLC REIT	1,605,154	1,452,498
Big Yellow Group PLC REIT	102,421	1,738,725
British Land Co. PLC REIT	470,961	3,119,714
Capital & Counties Properties PLC REIT	395,269	809,507
CLS Holdings PLC REIT	94,409	272,473
Derwent London PLC REIT	55,937	2,096,595
Empiric Student Property PLC REIT	328,329	388,552

See Notes to Financial Statements.	13

DBX ETF Trust

Schedule of Investments

Xtrackers International Real Estate ETF (Continued)

May 31, 2022

	Number of Shares	Value
United Kingdom (Continued)
Grainger PLC	410,967	$1,600,442
Great Portland Estates PLC REIT	111,936	925,439
Hammerson PLC REIT	1,993,090	690,520
Helical PLC	65,931	355,638
Industrials REIT Ltd. REIT	142,396	334,705
Land Securities Group PLC REIT	372,185	3,596,793
LondonMetric Property PLC REIT	510,676	1,647,631
LXI REIT PLC REIT	489,617	891,042
Picton Property Income Ltd. REIT	301,467	374,240
Primary Health Properties PLC REIT	740,611	1,383,289
Rightmove PLC	471,676	3,571,479
Safestore Holdings PLC REIT	116,832	1,675,631
Savills PLC	78,200	1,087,068
Segro PLC REIT	630,616	8,806,010
Shaftesbury PLC REIT	114,923	865,405
Tritax Big Box REIT PLC REIT	1,037,876	2,663,162
UK Commercial Property REIT Ltd. REIT	424,379	456,758
UNITE Group PLC REIT, Series 6	168,563	2,460,057
Workspace Group PLC REIT	71,509	642,576

(Cost $43,619,958)		43,905,949

United States — 0.0%
Eagle Hospitality Trust *(c)
(Cost $0)	173,500	0

TOTAL COMMON STOCKS (Cost $589,222,102)		554,595,553

WARRANTS — 0.0%
Malaysia — 0.0%
Eco World Development Group Bhd *, expires 4/12/29	106,640	2,801
Paramount Corp. Bhd *, expires 7/28/24	7,840	85

(Cost $0)		2,886

	Number of Shares	Value
Thailand — 0.0%
Noble Development PCL *, expires 1/12/24
(Cost $0)	54,825	$1,025

TOTAL WARRANTS (Cost $0)		3,911

EXCHANGE-TRADED FUNDS — 0.0%
iShares Global REIT ETF	2,500	66,175
Vanguard Global ex-U.S. Real Estate ETF	1,500	71,775

TOTAL EXCHANGE-TRADED FUNDS (Cost $125,635)		137,950

SECURITIES LENDING COLLATERAL — 1.9%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.68% (d)(e) (Cost $10,913,250)	10,913,250	10,913,250

CASH EQUIVALENTS — 0.1%
DWS Government Money Market Series “Institutional Shares”, 0.72% (d) (Cost $620,850)	620,850	620,850

TOTAL INVESTMENTS — 101.3%
(Cost $600,881,837)		$566,271,514
Other assets and liabilities, net — (1.3%)		(7,398,862)

NET ASSETS — 100.0%		$558,872,652

A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2022 is as follows:

Value ($) at 5/31/2021	Purchases Cost ($)	Sales Proceeds ($)		Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 5/31/2022	Value ($) at 5/31/2022
SECURITIES LENDING COLLATERAL — 1.9%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.68% (d)(e)
20,979,642	—	(10,066,392	)(f)	—	—	6,245	—	10,913,250	10,913,250

CASH EQUIVALENTS — 0.1%
DWS Government Money Market Series “Institutional Shares”, 0.72% (d)
61,186	59,215,857	(58,656,193)		—	—	532	—	620,850	620,850

21,040,828	59,215,857	(68,722,585)		—	—	6,777	—	11,534,100	11,534,100

*	Non-income producing security.
(a)

All or a portion of these securities were on loan. In addition, “Other assets and liabilities, net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2022 amounted to $23,362,074, which is 4.2% of net assets.

(b)	Stapled Security — A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(c)	Investment was valued using significant unobservable inputs.
(d)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

See Notes to Financial Statements.	14

DBX ETF Trust

Schedule of Investments

Xtrackers International Real Estate ETF (Continued)

May 31, 2022

(e)

Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $14,785,233.

(f)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended May 31, 2022.

CVA:	Credit Valuation Adjustment
NVDR:	Non Voting Depositary Receipt
PJSC:	Public Joint Stock Company
REIT:	Real Estate Investment Trust
SAE:	Societe Anonyme Egyptienne
144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Securities are listed in country of domicile.

At May 31, 2022, open futures contracts purchased were as follows:

Contract Description	Currency	Number of Contracts	Notional Amount	Contract Value	Expiration Date	Unrealized Appreciation (Depreciation)
MINI TOPIX Index Futures	JPY	36	$529,138	$534,214	6/09/2022	$5,076
SPI 200 Futures	AUD	6	782,085	776,029	6/16/2022	(6,056)
EURO CAC40 10 Futures	EUR	5	339,362	345,827	6/17/2022	6,465
E-Mini S&P 500 Futures	USD	6	1,216,800	1,239,375	6/17/2022	22,575
EURO STOXX 50 Futures	EUR	27	1,055,554	1,094,475	6/17/2022	38,921

Total net unrealized appreciation						$66,981

For information on the Fund’s policy and additional disclosures regarding open futures contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Currency Abbreviations

AUD	Australian Dollar
EUR	Euro
JPY	Japanese Yen
USD	U.S. Dollar

See Notes to Financial Statements.	15

DBX ETF Trust

Schedule of Investments

Xtrackers International Real Estate ETF (Continued)

May 31, 2022

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2022 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$554,568,506	$—	$27,047	$554,595,553
Warrants (a)	3,911	—	—	3,911
Exchange-Traded Funds	137,950	—	—	137,950
Short-Term Investments (a)	11,534,100	—	—	11,534,100
Derivatives (b)
Futures Contracts	73,037	—	—	73,037

TOTAL	$566,317,504	$—	$27,047	$566,344,551

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Futures Contracts	$(6,056)	$—	$—	$(6,056)

TOTAL	$(6,056)	$—	$—	$(6,056)

(a)	See Schedule of Investments for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts.

During the year ended May 31, 2022, the amount of transfers from Level 1 to Level 3 was $2,492,351 and from Level 3 to Level 1 was $3,698. The investments were transferred from Level 1 to Level 3 due to the lack of observable market data due to a decrease in market activity. The investment was transferred from Level 3 to Level 1 due to the availability of a pricing source supported by observable inputs.

See Notes to Financial Statements.	16

This Page is Intentionally Left Blank

17

DBX ETF Trust

Statement of Assets and Liabilities

May 31, 2022

Xtrackers International Real Estate ETF
Assets
Investment in non-affiliated securities at value	$554,737,414
Investment in DWS Government Money Market Series	620,850
Investment in DWS Government & Agency Securities Portfolio*	10,913,250
Foreign currency at value	765,915
Deposit with broker for futures contracts	309,738
Receivables:
Investment securities sold	389,651
Capital shares	2,468,736
Dividends	1,925,438
Interest	126
Securities lending income	18,019
Foreign tax reclaim	280,800

Total assets	$572,429,937

Liabilities
Payable upon return of securities loaned	$10,913,250
Payables:
Investment securities purchased	2,438,470
Investment advisory fees	45,850
Variation margin on futures contracts	41,575
Deferred foreign tax payable	118,140

Total liabilities	13,557,285

Net Assets, at value	$558,872,652

Net Assets Consist of
Paid-in capital	$613,966,497
Distributable earnings (loss)	(55,093,845)

Net Assets, at value	$558,872,652

Number of Common Shares outstanding	22,650,001

Net Asset Value	$24.67

Investment in non-affiliated securities at cost	$589,347,737

Value of securities loaned	$23,362,074

Investment in DWS Government Money Market Series at cost	$620,850

Investment in DWS Government & Agency Securities Portfolio at cost*	$10,913,250

Non-cash collateral for securities on loan	$14,785,233

Foreign currency at cost	$763,549

*	Represents collateral on securities loaned.

See Notes to Financial Statements.	18

DBX ETF Trust

Statement of Operations

For the Year Ended May 31, 2022

Xtrackers International Real Estate ETF
Investment Income
Unaffiliated dividend income*	$18,411,792
Income distributions from affiliated funds	532
Affiliated securities lending income	6,245
Unaffiliated securities lending income, net of borrower rebates	171,242

Total investment income	18,589,811

Expenses
Investment advisory fees	641,182
Other expenses	172

Total expenses	641,354

Less fees waived (see note 3):
Waiver	(107,133)

Net expenses	534,221

Net investment income (loss)	18,055,590

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments**	(6,787,186)
In-kind redemptions	4,667,740
Futures contracts	49,660
Foreign currency transactions	(225,524)

Net realized gain (loss)	(2,295,310)

Net change in unrealized appreciation (depreciation) on:
Investments***	(83,851,122)
Futures contracts	1,266
Foreign currency translations	(52,815)

Net change in unrealized appreciation (depreciation)	(83,902,671)

Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(86,197,981)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(68,142,391)

* Unaffiliated foreign tax withheld	$1,810,358
** Including foreign taxes	$28,755
*** Including change in deferred foreign taxes	$15,690

See Notes to Financial Statements.	19

DBX ETF Trust

Statements of Changes in Net Assets

	Xtrackers International Real Estate ETF
	Year Ended May 31, 2022	Year Ended May 31, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$18,055,590	$11,340,684
Net realized gain (loss)	(2,295,310)	(7,184,905)
Net change in net unrealized appreciation (depreciation)	(83,902,671)	85,212,771

Net increase (decrease) in net assets resulting from operations	(68,142,391)	89,368,550

Distributions to Shareholders	(23,945,405)	(10,236,025)

Fund Shares Transactions
Proceeds from shares sold	212,069,381	147,772,936
Value of shares redeemed	(18,792,278)	—

Net increase (decrease) in net assets resulting from fund share transactions	193,277,103	147,772,936

Total net increase (decrease) in Net Assets	101,189,307	226,905,461

Net Assets
Beginning of year	$457,683,345	$230,777,884

End of year	$558,872,652	$457,683,345

Changes in Shares Outstanding
Shares outstanding, beginning of year	15,700,001	10,100,001
Shares sold	7,700,000	5,600,000
Shares redeemed	(750,000)	—

Shares outstanding, end of year	22,650,001	15,700,001

See Notes to Financial Statements.	20

DBX ETF Trust

Financial Highlights

Xtrackers International Real Estate ETF Selected Per Share Data	Years Ended May 31,
	2022		2021	2020		2019		2018
Net Asset Value, beginning of year	$29.15		$22.85	$27.84		$29.17		$26.22

Income (loss) from investment operations:
Net investment income (loss) (a)	0.92		0.92	0.84		1.14		0.68
Net realized and unrealized gain (loss)	(4.05)		6.28	(4.74)		(1.98)		3.01

Total from investment operations	(3.13)		7.20	(3.90)		(0.84)		3.69

Less distributions from:
Net investment income	(1.35)		(0.90)	(1.09)		(0.49)		(0.74)

Total distributions	(1.35)		(0.90)	(1.09)		(0.49)		(0.74)

Net Asset Value, end of year	$24.67		$29.15	$22.85		$27.84		$29.17

Total Return (%)	(11.26	)(b)	32.15 (b)	(14.80	)(b)	(2.78	)(b)	14.20

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	559		458	231		60		4
Ratio of expenses before fee waiver (%)	0.12		0.12	0.12		0.30		0.60
Ratio of expenses after fee waiver (%)	0.10		0.10	0.10		0.28		0.60
Ratio of net investment income (loss) (%)	3.38		3.55	3.21		4.25		2.40
Portfolio turnover rate (%) (c)	17		9	12		43		24

(a)	Based on average shares outstanding during the period.
(b)	Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
(c)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.	21

DBX ETF Trust

Notes to Financial Statements

1. Organization

DBX ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end registered management investment company organized as a Delaware statutory trust.

As of May 31, 2022, the Trust consists of thirty-four investment series of exchange-traded funds (“ETFs”) in operation and trading. These financial statements report on Xtrackers International Real Estate ETF (the “Fund”), a diversified series of the Trust.

DBX Advisors LLC (“DBX” or the “Advisor”), an indirect, wholly-owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), serves as investment advisor to the Fund and has overall responsibility for the general management and administration of the Fund, subject to the supervision of the Fund’s Board of Trustees (“Board”).

The Fund offers shares that are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified lots consisting of 50,000 shares, each called a “Creation Unit”, to authorized participants who have entered into agreements with the Fund’s distributor. Shares are not individually redeemable securities of the Fund, and owners of shares may acquire those shares from the Fund or tender such shares for redemption to the Fund, in Creation Units only.

The investment objective of the Fund is to track the performance, before fees and expenses, of the iSTOXX Developed and Emerging Markets ex USA PK VN Real Estate Index (the “Underlying Index”).

The iSTOXX Developed and Emerging Markets ex USA PK VN Real Estate Index is a free-float capitalization weighted index designed to measure the performance of international real estate securities of issuers incorporated outside the United States, excluding Pakistan and Vietnam. The iSTOXX Developed and Emerging Markets ex USA PK VN Real Estate Index is rebalanced quarterly.

The Fund is entitled to use its Underlying Index pursuant to a licensing agreement between the Index Provider and DBX. There is no charge to the Fund in connection with the licensing agreement.

Pursuant to the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Trust expects the risk of loss to be remote.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of the Accounting Standards Codification of U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund.

Security Valuation    The NAV of the Fund’s shares is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time. NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

22

DBX ETF Trust

Notes to Financial Statements (Continued)

Equity securities and ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.

Investments in open-end investment companies are valued at their NAV each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s Underlying Index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index.

Disclosure about the classification of the fair value measurements is included in a table following the Fund’s Schedule of Investments.

Cash    Cash consists of cash held at banks and is on deposit with major financial institutions.

Investment Transactions and Investment Income    Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from the sale or disposition of securities are calculated on the identified cost-method. Dividend income is net of any foreign taxes withheld at source. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Interest income is recorded on the accrual basis. Distributions received from foreign domiciled corporations, generally determined to be passive foreign investment companies for tax reporting purposes, are included in dividend income.

Tax Information and Dividends and Distributions to Shareholders    It is the Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”). The Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is the policy of the Fund to pay out dividends from its net investment income, if any, semi-annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Fund may occasionally be required to make supplemental distributions at some other time during the year. The Fund reserve the right to declare special distributions if, in their reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified at the end of the year within the components of net assets based on their federal tax treatment; temporary differences do not require reclassification. Dividends and

23

DBX ETF Trust

Notes to Financial Statements (Continued)

distributions, which exceed earnings and profits for the full year for tax purposes, are reported as a tax return of capital.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on foreign, federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statement of Operations. For the year ended May 31, 2022, the Fund did not incur any interest or penalties.

As of May 31, 2022, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed Ordinary Income	Capital and Other Gains (Losses)	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Losses)
$3,421,462	$(2,097,991)	$(56,417,316)	$(55,093,845)

The tax character of dividends and distributions declared for the years ended May 31, 2022 and May 31, 2022 were as follows:

Ordinary Income*
2022	$23,945,405
2021	10,236,025

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions

At May 31, 2022, for Federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by regulations, to offset future capital gains for an unlimited period. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

Short-Term	Long-Term	Total Amount
$1,682,956	$415,035	$2,097,991

For the fiscal year ended May 31, 2022, the effect of permanent “book/tax” reclassifications to the components of net assets are included below. These differences are primarily due to redemptions-in-kind.

Distributable earnings (loss)	Paid-In Capital
$(2,637,403)	$2,637,403

As of May 31, 2022, the aggregate cost of investments for federal income tax purposes, the net unrealized appreciation or depreciation and the aggregated gross unrealized appreciation (depreciation) on investments were as follows:

Aggregate Tax Cost	Net Unrealized Appreciation (Depreciation)	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)
$622,546,613	$(56,269,614)	$14,308,035	$(70,577,649)

Foreign Taxes    The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invest. These foreign taxes, if any, are paid by the Fund and are reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on capital gains from sales of investments and foreign currency transactions are included in their respective net realized gain (loss) categories, and deferred foreign taxes on unrealized gains are included in net change in unrealized appreciation (depreciation). Receivables and payables related to foreign taxes as of May 31, 2022, if any, are disclosed in the Fund’s Statements of Assets and Liabilities.

Foreign Currency Translations    The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the

24

DBX ETF Trust

Notes to Financial Statements (Continued)

prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending    The Fund may lend securities to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended May 31, 2022, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.08% annualized effective rate as of May 31, 2022) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of May 31, 2022, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Remaining Contractual Maturity of the Agreements, as of May 31, 2022

Securities Lending Transactions	Overnight and Continuous	<30 Days	Between 30 & 90 days	>90 days	Total
Common Stocks	$10,913,250	$—	$—	$14,785,233	$25,698,483

Gross amount of recognized liabilities and non-cash collateral for securities lending transactions					$25,698,483

Derivatives

Futures Contracts    The Fund may enter into futures contracts. These futures contracts will be used to simulate investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. The Fund will enter into futures contracts that are traded on a U.S. or non-U.S. exchange. The Fund will not use futures for speculative purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. For the year ended May 31, 2022, the Fund utilized futures in order to simulate investment in the Fund’s Underlying Index. To the extent required by law, liquid assets committed to futures contracts will be maintained.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately

25

DBX ETF Trust

Notes to Financial Statements (Continued)

negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. The guarantee is supported by a daily payment system (i.e., margin requirements).

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

A summary of the open futures contracts as of May 31, 2022 is included in a table following the Fund’s Schedule of Investments.

The following table summarizes the value of the Fund’s derivative instruments held as of May 31, 2022 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

	Asset Derivatives		Liability Derivatives

Equity contracts	Unrealized appreciation on futures contracts*	$73,037	Unrealized depreciation on futures contracts*	$6,056

*

Includes cumulative appreciation or cumulative depreciation on futures contracts as disclosed in the Schedule of Investments. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of realized and unrealized gains and losses on derivative instruments recognized in the Fund’s earnings during the year ended May 31, 2022 and the related location in the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Net Realized Gain (Loss) from:

Futures Contracts — Equity Contracts
$49,660

Net Change in Unrealized Appreciation (Depreciation) on:

Futures Contracts — Equity Contracts
$1,266

For the year ended May 31, 2022 the average monthly volume of derivatives was as follows:

Futures Contracts (Contract Value)
$2,260,097

Affiliated Cash Management Vehicles    The Fund may invest uninvested cash balances in DWS Government Money Market Series and DWS ESG Liquidity Fund, affiliated money market funds which are managed by DWS Investment Management Americas, Inc. (“DIMA”), also an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Government Money Market Series seeks to maintain a stable NAV and DWS ESG Liquidity Fund maintains a floating NAV. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. The Advisor will waive an amount of the unitary advisory fee payable to the Advisor by the Funds equal to such acquired fund’s fees and expenses on the Funds’ assets invested in the affiliated money market funds.

26

DBX ETF Trust

Notes to Financial Statements (Continued)

3. Investment Advisory and Other Agreements

The Advisor has overall responsibility for the general management and administration of the Fund, subject to the supervision of the Fund’s Board of Trustees. Under an investment advisory agreement between the Trust, on behalf of the Fund, and the Advisor (the “Investment Advisory Agreement”), the Advisor is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Fund to operate.

For its investment advisory services to the Fund, the Advisor is entitled to receive a unitary advisory fee from the Fund based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at an annual rate equal to 0.12%.

The Advisor for the Fund has contractually agreed, until September 30, 2022, to waive a portion of its unitary advisory fee to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses) from exceeding 0.10% of the Fund’s average daily net assets. This agreement may only be terminated by the Fund’s Board (and may not be terminated by the Advisor) prior to that time. For the year ended May 31, 2022, the Advisor waived $106,863 of the expenses of the Fund.

The Advisor for the Fund has contractually agreed to waive a portion of its unitary advisory fee in an amount equal to the acquired fund’s fees and expenses attributable to the Fund’s investments in affiliated cash management vehicles. For the period from June 1, 2021 through May 31, 2022, the Advisor waived $270 of expenses to the Fund.

Out of the unitary advisory fee, the Advisor pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services and expenses of the Independent Trustees. The Fund is responsible for the payment of, interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses, if any, litigation expenses and extraordinary expenses.

The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as Administrator, Custodian, Accounting Agent, Lending Agent and Transfer Agent for the Fund.

ALPS Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund.

The Board of Trustees is currently comprised of three Independent Trustees. The Advisor paid retainer fees and attendance fees to each Independent Trustee; retainer fees to the Chairman of the Board of Trustees and Chairman of the Audit Committee; and attendance fees to each member of the Audit Committee (which is comprised of all of the Fund’s Independent Trustees).

4. Investment Portfolio Transactions

For the year ended May 31, 2022, the cost of investments purchased and proceeds from sale of investments (excluding in-kind transactions and short-term investments) were as follows:

Purchases	Sales
$117,822,378	$88,200,729

For the year ended May 31, 2022, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Purchases	Sales
$172,873,483	$17,169,650

5. Fund Share Transactions

As of May 31, 2022, there were unlimited Fund shares, no par value, authorized by the Trust. Fund shares are issued and redeemed by the Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the Statement of Changes in Net Assets. The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind contribution of a designated portfolio of securities constituting a portfolio sampling

27

DBX ETF Trust

Notes to Financial Statements (Continued)

representation of the securities included in the Fund’s Underlying Index and an amount of cash, which under certain circumstances may include cash in lieu of portfolio securities. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

6. Line of Credit

The Trust has entered into a senior unsecured credit facility with a syndication of banks which allows the Xtrackers International Real Estate ETF and certain other funds managed by the Advisor to borrow up to $105 million. The Fund may borrow money under this credit facility to the extent necessary for temporary or emergency purposes, including the funding of shareholder redemption requests, trade settlements, and as necessary to distribute to shareholders any income necessary to maintain the Fund’s status as a regulated investment company. Borrowings are charged an interest rate of 1.25% per annum plus the greater of the Federal Funds Effective Rate or the one-month LIBOR Rate. The Fund may borrow up to the lesser of 33 percent of its net assets as permitted by the Act or 25 percent of adjusted total net assets. The Fund had no outstanding loans at May 31, 2022.

7. Other — COVID-19 Pandemic

A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to significant portions of the population remaining unvaccinated and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

28

DBX ETF Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Xtrackers International Real Estate ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Xtrackers International Real Estate ETF (the “Fund”), (one of the funds constituting DBX ETF Trust (the “Trust”)), including the schedule of investments, as of May 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting DBX ETF Trust) at May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of the internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

New York, New York

July 27, 2022

29

DBX ETF Trust

Liquidity Risk Management (Unaudited)

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DBX Advisors LLC (“Advisors”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). Advisors has designated a committee (the “Committee”) composed of personnel from multiple departments within an affiliate of Advisors that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.

In February 2022, as required by the Program and the Liquidity Rule, Advisors provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2020 through November 30, 2021 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, Advisors stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. Advisors also reported that there were no material changes made to the Program during the Reporting Period.

30

DBX ETF Trust

Board Considerations in Approval of Investment Advisory Contracts (Unaudited)

Xtrackers International Real Estate ETF

Board Approval of Investment Advisory Agreement with DBX Advisors LLC

After discussions at the meeting of the Board of Trustees (“Board” or “Trustees”) held on February 16-17, 2022 (the “Meeting”), the Trustees, all of whom are the Independent Trustees (those not affiliated with DBX ETF Trust (the “Trust”) or its service providers), unanimously approved the continuance of the Investment Advisory Agreement with respect to Xtrackers International Real Estate ETF, (the “Fund”) as well as other affiliated funds (collectively, the (“Funds”). The Independent Trustees were advised throughout the review and Meeting by K&L Gates LLP (“Independent Trustee Counsel”).

Before reaching their decision to approve the Investment Advisory Agreement for another annual period, the Independent Trustees evaluated the materials furnished to them in advance of the Meeting from DBX Advisors LLC (“DBX” or the “Adviser”) for purposes of reviewing the agreement’s terms, including statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”) regarding (a) fee and expense information for the Fund (including the fee and expense components and any amounts waived or reimbursed) as compared to a peer group of other exchange-traded funds (“ETFs”) selected pursuant to Broadridge’s proprietary methodology (each, a “Peer Group”) and (b) the Fund’s tracking error as compared to its underlying index over the previous five years (or since inception, if shorter). The Independent Trustees also took into consideration the discussions they had with management during the Meeting and among themselves during their Executive Sessions held on February 16 and February 17, 2022. The Independent Trustees also noted that they had received and should take into consideration a substantial amount of information furnished throughout the year at regular Board meetings, which information included, among other things, an analysis of the Fund’s investment performance, tracking error and related financial information, presentations given by DBX, as well as its periodic reports on brokerage commissions, portfolio execution and other services provided to the Fund.

In reaching its decision to continue in effect the Investment Advisory Agreement for another annual period, the Board considered all factors it believed relevant, including (1) the nature, extent and quality of the services provided to the Fund and its shareholders; (2) the financial resources of DBX and its resulting ability to perform its obligations under the Investment Advisory Agreement; (3) the competitiveness of the advisory fee; (4) the total cost of the services provided by and the profits realized by the Adviser from its relationship with the Fund; (5) the extent to which economies of scale have been realized, and if the Fund’s shareholders have benefitted from those economies; and (6) fall out benefits, if any, enjoyed by the Adviser.

The Board reached a determination, with the assistance of Independent Trustee Counsel and Vedder Price P.C. (“Trust Counsel”) and through the exercise of its business judgment, that approval of the Investment Advisory Agreement and the compensation to be received thereunder is in the best interests of the Fund and its shareholders as well as consistent with the Board’s duties under state and federal law. The Board reached this conclusion based on multiple factors.

The Board considered the following in determining whether to approve the Investment Advisory Agreement:

Nature, Extent and Quality of Services.    The Board reviewed in detail the nature, extent and quality of services provided and the risks incurred by the Adviser under the Investment Advisory Agreement. In doing so, the Board considered the information it had received from and the discussions it had with the Adviser continuously during the prior year, in addition to the information the Adviser had provided in response to the Board’s requests prior to the Meeting. The Board considered that these services include, among other things, furnishing a continuous investment program for the Fund, including arranging for, or implementing, the purchase and sale of portfolio securities, the provision of general corporate services such as portfolio management compliance services and the preparation and filing of certain reports on behalf of the Trust. The Board also considered, among other things, the professional experience, qualifications and performance of the senior management and key professional personnel of the Adviser, including portfolio management.

The Board considered that the Adviser provides, at its own expense, office facilities and equipment for use by the Fund and supervisory persons responsible for supervising and monitoring the Trust’s service providers. The

31

DBX ETF Trust

Board Considerations in Approval of Investment Advisory Contracts (Unaudited) (Continued)

Board also considered that the Adviser pays or arranges for the compensation of officers of the Trust who are also officers or employees of the Adviser or one of its DWS Group affiliates, except as may otherwise be determined by the Board. In addition, the Board considered that the Adviser arranges for the provision of transfer agency, custody, fund administration and accounting, and other non-distribution services necessary for the Fund’s operations. The Board also considered that in addition to managing the Fund’s portfolios directly, the Adviser provides oversight of day-to-day operations, including monitoring tracking error, providing services in connection with the creation and redemption of creation units and assistance in meeting legal, compliance and regulatory requirements applicable to the Fund.

The Board considered the information regarding the Fund’s tracking error compared to its underlying index that had been provided by the Adviser and by Broadridge. The Board took note of the detailed information provided by the Adviser throughout the year with respect to the Fund’s tracking error and the sources thereof. The Trustees noted that tracking error for the Fund during the year was in an expected range.

Based on its review, the Board concluded that the nature, extent, and quality of services provided by the Adviser under the Investment Advisory Agreement are reasonable and appropriate in relation to the fees paid to the Adviser, taking special consideration of the fact that the advisory fee is a unitary fee and, as a result, a portion of the unitary advisory fee will be used to compensate the Fund’s service providers. The Board considered the staffing of the Adviser, including the training, qualifications and experience of investment personnel in managing the Fund. The Board also considered the expertise of the Adviser in supervising third party service providers to the Fund, such as the administrator and the custodian, noting the Adviser’s extensive work with these service providers (including onsite due diligence sessions) to conduct such supervision. The Board further considered the compliance program of the Adviser, which supports the Fund’s compliance program.

Adviser’s Financial Resources.    In connection with the assessment of the ability of the Adviser to perform its duties under the Investment Advisory Agreement, the Board considered the Adviser’s financial condition and whether it has the resources necessary to carry out its functions. The Board concluded that the Adviser has the financial resources necessary to perform its obligations under the Investment Advisory Agreement.

Reasonableness of Advisory Fee.    The Board compared the Fund’s advisory fee and total expenses to those of the other ETFs in its Peer Group. The Board noted that due to the special characteristics of certain Funds, there were limitations faced by Broadridge in providing comparable funds in the Peer Groups and the information in the Broadridge reports accordingly may or may not provide meaningful direct comparisons to the Fund. The Board also noted that the advisory fees and total expenses (after waivers/reimbursements) for the Fund were below or equal to the average and/or median of the ETFs in the Fund’s respective Peer Group compiled by Broadridge.

The Board accordingly noted that the Fund’s fee is competitive with the fees of applicable peer ETFs.

The Board considered that the fee for the Fund is a unitary fee pursuant to which the Adviser pays all of the Fund’s costs (subject to certain specified exceptions). The Board considered that the Fund’s fee had been priced to scale when it was established. The Board also considered that the Fund’s portfolio is managed on a day-to-day basis by the Adviser and that the Adviser also provides oversight of day-to-day operations, including monitoring tracking error, providing services in connection with creation and redemption units and assistance in meeting legal and regulatory requirements applicable to the Fund. Based on its review, the Board concluded that the advisory fee for the Fund is reasonable in light of the services provided.

Costs of Services and Profitability.    The Board considered the expenses of the Adviser in developing and rendering services provided to the Fund and the information provided by the Adviser to the Board regarding the Fund’s profitability. The Board considered that the Adviser had provided extensive information about the Adviser’s profitability and the Adviser’s methodology in determining profitability. While the Adviser had provided information about the Adviser’s expenses relating to marketing the Fund, the Board considered the Adviser’s profitability without accounting for such expenses. The Board determined that, although only some of the Funds were profitable as of this time, the Adviser’s profitability with respect to each profitable Fund was not excessive. The Board considered whether the Adviser would benefit in other ways from its relationships with the Fund and concluded that there were no material fall-out benefits likely to accrue to the Adviser related to the operation of the Fund.

32

DBX ETF Trust

Board Considerations in Approval of Investment Advisory Contracts (Unaudited) (Continued)

Economies of Scale.    The Board considered that certain Funds had attracted a substantial amount of assets, but determined that those Funds were not experiencing economies of scale beyond what was reflected in the Fund’s unitary fee, which the Board noted was very competitive. The Board considered that the other Funds were not experiencing economies of scale at this time and determined to revisit this matter after the Fund had attracted more assets.

Given all the information available to it and considering all material factors, the Board concluded that the Investment Advisory Agreement was fair and reasonable and it was unanimously approved.

33

DBX ETF Trust

Board Members and Officers (Unaudited)

Identification and Background

The Board has responsibility for the overall management and operations of the funds, including general supervision of the duties performed by the Advisor and other service providers. Each Board Member serves until his or her successor is duly elected or appointed and qualified. Each officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

The Trust currently has three Board Members. The three Independent Board Members have no affiliation or business connection with the Advisor or any of its affiliated persons and do not own any stock or other securities issued by the Advisor.

The Independent Board Members of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the fund complex (defined below) overseen by each Independent Board Member, and other directorships, if any, held by the Board Members are shown below. The fund complex includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor. As of the date of this shareholder report, the fund complex consists of the funds in the Trust, as well as the registered funds advised by affiliates of the Advisor.

Shareholder Communications to the Board.    Shareholders may send communications to the Trust’s Board by addressing the communications directly to the Board (or individual Board Members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board Members). The shareholder may send the communication to either the Trust’s office or directly to such Board members c/o 875 Third Avenue, New York, NY 10022. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Independent Board Members
Name, Year of Birth, Position with the Trust and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Board Member
Stephen R. Byers (1953) Chairperson since 2016, and Board Member since 2011 (formerly, Lead Independent Board Member, 2015-2016)	Independent Director (2011- present); Independent Consultant (2014-present); Director of Investment Management, the Dreyfus Corporation (2000-2006) and Vice Chairman and Chief Investment Officer, the Dreyfus Corporation (2002-2006).	34	The Arbitrage Funds, Sierra Income Corporation, Mutual Fund Directors Forum
George O. Elston (1964) Board Member since 2011, Chairperson of the Audit Committee since 2015	Chief Financial Officer, EyePoint Pharmaceuticals, Inc. (2019- present); Chief Financial Officer, Enzyvant (2018-2019); Chief Executive Officer, 2X Oncology, Inc. (2017- 2018); Senior Vice President and Chief Financial Officer, Juniper Pharmaceuticals, Inc. (2014-2016); Senior Vice President and Chief Financial Officer, KBI BioPharma Inc. (2013-2014); Managing Partner, Chatham Street Partners (2010-2013).	34	—
J. David Officer (1948) Board Member since 2011, Chairperson of the Nominating Committee since 2015	Independent Director (2010- present); Vice Chairman, the Dreyfus Corporation (2006-2009); President, The Dreyfus Family of Funds, Inc. (2006-2009).	34	(Chairman of) Ilex Management Ltd; Old Westbury Funds

34

DBX ETF Trust

Board Members and Officers (Unaudited) (Continued)

Officers(2)
Name, Year of Birth, Position with the Trust and Length of Time Served(3)	Business Experience and Directorships During the Past 5 Years
Freddi Klassen(4) (1975) President and Chief Executive Officer, 2016-present	Programmes (Head since 2021), of DWS Investment Management Americas, Inc. and Manager and Chief Operating Officer of the Advisor (2016 -present). Formerly: Chief Operating Officer in the Americas for the Traditional Asset Classes Department (2014 -2020); Manager and Chief Operating Officer of DWS Investment Management Americas, Inc. (2018- 2020); Global Chief Operating Officer for Equities Technology in the Investment Bank Division at Deutsche Bank AG (2013- 2014); Chief Operating Officer for Exchange Traded Funds and Systematic Funds in Europe (2008-2013).
Diane Kenneally(5) (1966) Treasurer, Chief Financial Officer and Controller, 2019-present	Fund Administration Treasurer’s Office (Co-Head since 2018), of DWS Investment Management Americas, Inc.; Chief Financial Officer and Treasurer for DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2018- present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018-present); formerly: Assistant Treasurer for the DWS funds (2007- 2018).
Frank Gecsedi(4) (1967) Chief Compliance Officer, 2010-present	AFC Compliance US (Senior Team Lead), of DWS Investment Management Americas, Inc.; Compliance Department (2016-present), Vice President in the Deutsche Asset Management Compliance Department at Deutsche Bank AG (2013-2016) and Chief Compliance Officer of the Advisor (2010-present); Chief Compliance Officer of DWS Distributors, Inc. (2019-2022); Vice President in Deutsche Bank’s Global Markets Legal, Risk and Capital Division (2010- 2012).
Bryan Richards(4) (1978) Vice President, 2016-present	Portfolio Engineering, Systematic Investments Solutions (Head), of DWS Investment Management Americas, Inc.(2018-present); Portfolio Manager in the Passive Asset Management Department at DWS (2011- present); Primary Portfolio Manager for the PowerShares DB Commodity ETFs (2011-2015).
John Millette(5) (1962) Secretary, 2020-present	Legal (Associate General Counsel), DWS US Retail Legal (2003-present), of DWS Investment Management Americas, Inc.; Vice President and Secretary of DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (1999-present); Chief Legal Officer, DWS Investment Management Americas, Inc. (2015- present); Director and Vice President of DWS Trust Company (2016-present); Vice President, DBX Advisors LLC (2021-present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2011- present); formerly: Secretary of Deutsche Investment Management Americas Inc. (2015-2017); and Assistant Secretary of DBX ETF Trust (2019-2020).

35

DBX ETF Trust

Board Members and Officers (Unaudited) (Continued)

Name, Year of Birth, Position with the Trust and Length of Time Served(3)	Business Experience and Directorships During the Past 5 Years
Caroline Pearson(5) (1962) Assistant Secretary, 2020-present	Legal (Senior Team Lead), DWS US Retail Legal, of DWS Investment Management Americas, Inc.; Chief Legal Officer of DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2010-present); Chief Legal Officer, DBX Advisors LLC (2020- present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012-present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002-2017); and Secretary, Deutsche AM Service Company (2010-2017); and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021).
Paul Antosca(5) (1957) Assistant Treasurer, 2019-present	Fund Administration Tax (Head), of DWS Investment Management Americas, Inc.; Assistant Treasurer for DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2007- present).
Jeffrey Berry(5) (1959) Assistant Treasurer, 2019-present	Fund Administration (Senior Specialist), of DWS Investment Management Americas, Inc.
Sheila Cadogan(5) (1966) Assistant Treasurer, 2019-present	Fund Administration Treasurer’s Office (Co-Head since 2018), of DWS Investment Management Americas, Inc.; Assistant Treasurer for DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2017-present); Director and Vice President, DWS Trust Company (2018- present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018-present).
Christina A. Morse(6) (1964) Assistant Secretary, 2017-present	Vice President at BNY Mellon Asset Servicing (2014- present); Vice President and Counsel at Lord Abbett & Co. LLC (2013-2014).
Christian Rijs(4) (1980) Anti-Money Laundering Compliance Officer, since October 21, 2021

Senior Team Lead Anti-Financial Crime and Compliance, DWS Investment Management Americas, Inc.; AML Officer, DWS Trust Company (since November 2, 2021); AML Officer, DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (since October 6, 2021); AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since November 12, 2021); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO.

(1)	The length of time served is represented by the year in which the Board Member joined the Board.
(2)

As a result of their respective positions held with the Advisor and its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(3)	The length of time served is represented by the year in which the officer was first elected to the Trust in such capacity.
(4)	Address: 875 Third Avenue, New York, New York 10022.
(5)	Address: 100 Summer Street, Boston, MA 02110.
(6)	Address: BNY Mellon Asset Servicing, 240 Greenwich Street, New York, NY 10286.

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the Funds’ Board Members. The SAI is available by calling 855-329-3837, or on the Company’s website at www.Xtrackers.com.

36

DBX ETF Trust

Additional Information (Unaudited)

Proxy Voting Policies and Procedures

The Funds’ policies and procedures for voting proxies for portfolio securities and information about how each Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — www.Xtrackers.com (click on “Resources” and “Proxy Voting” at the top of the page) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the Funds’ policies and procedures without charge, upon request, call us toll free at (855) 329-3837.

Portfolio Holdings Information

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and are available by calling the Trust at 855-329-3837.

Information about each Fund’s portfolio holdings is available daily at www.Xtrackers.com.

Discount & Premium Information

Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.Xtrackers.com.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for its fiscal year ended May 31, 2022.

Qualified Dividend Income*
66%

*	The above percentage is based on ordinary income dividends paid to shareholders during each Fund’s fiscal year.

The Fund intends to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

Gross Foreign Income	Foreign Taxes Paid
$20,234,941	$1,354,121

37

DBX ETF Trust

This report is intended for the shareholders of DBX ETF Trust.

This report must be preceded or accompanied by a prospectus.

Investing involves risk, including possible loss of principal. Stocks may decline in value. Foreign investing involves greater and different risks than investing in U.S. companies, including currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. There are special risks associated with an investment in real estate, including REITS. These risks include credit risk, interest rate fluctuations and the impact of varied economic conditions. Investing in foreign securities, particularly those of emerging markets, present certain risks such as currency fluctuations, political and economical changes, and market risks. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Performance of a Fund may diverge from that of an Underlying Index due to operating expenses, transaction costs, cash flows, use of sampling strategies or operational inefficiencies. An investment in any Fund should be considered only as a supplement to a complete investment program for those investors willing to accept the risks associated with that fund. Please read the prospectus for more information.

War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Funds and its investments.

Shares of the Funds are bought and sold at market price (not NAV) throughout the day on the NYSE Arca, Inc. Transactions in Fund shares may result in brokerage commissions and may generate tax consequences. There can be no assurance that an active trading market for shares of a Fund will develop or be maintained.

DBX ETF Trust Funds are distributed by ALPS Distributors, Inc. (“ALPS”). The Funds are managed by DBX Advisors LLC which is not affiliated with ALPS.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

The iSTOXX Developed and Emerging Markets ex USA PK VN Real Estate Index is the intellectual property (including registered trademarks) of STOXX Limited, Zug, Switzerland (“STOXX”), Deutsche Börse Group or their licensors, which is used under license. Xtrackers International Real Estate ETF is neither sponsored nor promoted, distributed or in any other manner supported by STOXX, Deutsche Börse Group or their licensors, research partners or data providers and STOXX, Deutsche Börse Group and their licensors, research partners or data providers do not give any warranty, and exclude any liability (whether in negligence or otherwise) with respect thereto generally or specifically in relation to any errors, omissions or interruptions in the Index or its data.

Copyright © 2022 DWS Group. All rights reserved. XtrackersTM is a trademark of DWS Invesment GmbH. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

Not FDIC Insured  |  No Bank Guarantee  |  May Lose Value

DBX ETF Trust

Investment advisor DBX Advisors LLC 875 Third Avenue New York, NY 10022	Administrator, custodian, fund accounting agent, lending agent & transfer agent The Bank of New York Mellon 240 Greenwich Street New York, NY 10286	Distributor ALPS Distributors, Inc. 1290 Broadway Suite 1000 Denver, CO 80203

Independent registered public accounting firm Ernst & Young LLP One Manhattan West New York, NY, 10001	Legal counsel Vedder Price P.C. 1633 Broadway New York, NY 10019

R-38754-8 (7/22) DBX005234 (7/23)

May 31, 2022

Annual Report

DBX ETF Trust

Xtrackers Harvest CSI 300 China A-Shares ETF (ASHR)

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (ASHS)

Xtrackers MSCI All China Equity ETF (CN)

Xtrackers MSCI China A Inclusion Equity ETF (ASHX)

DBX ETF Trust

To our Shareholders: (Unaudited)

Dear shareholder,

We are pleased to provide this annual report for four of our flagship ETFs tracking China’s equity market for the period ended May 31, 2022.

The second half of 2021 saw global markets delivering robust returns and overcoming considerable pullbacks to close out the year with a compelling rally. The U.S. economy performed strongly, as stocks performed well on robust corporate earnings and positive macroeconomic news, such as the passage of the bipartisan federal infrastructure spending legislation, which buoyed equities. The global economic recovery was mired by higher inflation, fueled by soaring energy and food prices following Russia’s invasion of Ukraine in February, compounded by rising interest rates and supply chain disruptions. The Russia-Ukraine war and China’s zero-COVID-19 policy added to supply headwinds, causing a slowdown in Europe in April 2022. Central banks turned hawkish, demonstrating their aggressive intent by increasing interest rates by two or more percentage points across many developed nations as concerns over inflation grew among policymakers. The U.S. Federal Reserve raised rates twice since March 2022 and hinted that more increases were on the way. The European Central Bank is expected to hike rates in the forthcoming month to bring the era of negative deposit rates to an end. The Bank of England was the first developed-economy central bank to start hiking rates, raising rates in four consecutive meetings.

China recorded negative returns in the last two quarters of 2021 owing to a dampened outlook over inflation and interest rates. A significant sell-off in China was partially due to the government’s crackdown on the education and technology sectors. The Cyberspace Administration of China (CAC), which has emerged as a super-regulator over the course of the crackdown, summoned various tech chief executive officers in January 2022 to lecture them on the importance of following state guidance. The CAC’s burgeoning influence was evident in Tencent’s announcement it would produce more nationalistic content than Hollywood blockbusters.

A resurgence in COVID-19 cases, an anemic property sector, and decelerating economic growth hampered China’s growth. A zero-tolerance COVID-19 policy translated into strict lockdowns, hurting demand and production. Several economic data points came in weaker than expected. Retail sales continued to slide, with purchases edging significantly lower in many categories of goods. The number of cases in Hong Kong and China spiked to their highest level in more than two years during the second quarter, despite the Chinese government having one of the world’s strictest virus elimination policies. The unemployment rate inched higher as the city of Shanghai – China’s financial capital, which has a population of 25 million — went into a partial lockdown to curb the surge in the Omicron variant cases.

On the geopolitical front, Beijing’s opaque stance on Russia’s invasion of Ukraine raised the prospect of secondary sanctions, amplifying risk calculations of foreign businesses in China. Foreign capital, meanwhile, had been flowing out of China amid concerns around investability in the country. With the 20th Communist Party Congress scheduled for November 2022, China’s leadership will likely firmly focus on ensuring stability and growth this year, pushing reform down its list of priorities. The People’s Bank of China (PBoC) announced its intention to strengthen the implementation of its prudent monetary policy by administering liquidity injections to stabilize economic growth, employment, and prices. Along with the China Banking and Insurance Regulatory Commission, the PBOC instructed leading asset management companies and banks to help developers by purchasing their liabilities (for restructuring) or funding M&A to help revitalize the real estate sector.

As the COVID-19 pandemic continues to wreak havoc in Shanghai, the authority’s “dynamic clearing” goal still faces major challenges. The situation is still quite severe, with localized shocks in the economy spreading or spilling over to other regions because of transportation and logistics bottlenecks. Also, economic ramifications of the war in Ukraine are expected to significantly slow global growth in 2022 and push inflation up. However, a fragmented recovery is anticipated, as divergent circumstances and the consequent policy responses of the countries will likely influence their growth.

Sincerely,

/s/ Freddi Klassen

Freddi Klassen

President and Chief Executive Officer

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

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2

DBX ETF Trust

Management’s Discussion of Fund Performance (Unaudited)

Xtrackers Harvest CSI 300 China A-Shares ETF (ASHR)

The Xtrackers Harvest CSI 300 China A-Shares ETF (ASHR) seeks investment results that correspond generally to the performance, before fees and expenses, of the CSI 300 Index (the ASHR Index). The ASHR Index is designed to reflect price fluctuation and performance of the China A-share market and is composed of the 300 largest and most liquid stocks in the China A-share market. ASHR is sub-advised by Harvest Global Investments. The continued strategic partnership between DWS and Harvest Global Investments provides investors with unique access to the expansive Chinese economy and stock market. For the 12-month period ended May 31, 2022, ASHR returned -25.79%, compared with the ASHR Index’s -25.18%.

The majority of the sectors contributed negatively to performance during the period with the greatest negative contribution coming from Financials, Health Care and Consumer Staples. The Energy and Utilities sectors were the positive contributors to performance.

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (ASHS)

The Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (ASHS) seeks investment results that correspond generally to the performance, before fees and expenses, of the CSI 500 Index (the ASHS Index). The ASHS Index tracks 500 small-cap companies listed on the China A-Shares market. For the 12-month period ended May 31, 2022, ASHS returned -13.89%, compared with the ASHS Index’s -12.27%.

The majority of the sectors contributed negatively to performance during the period with the greatest negative contribution coming from Information Technology, Health Care and Consumer Discretionary. The Energy and Industrials sectors were the positive contributors to performance.

Xtrackers MSCI All China Equity ETF (CN)

The Xtrackers MSCI All China Equity ETF (CN) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI China All Shares Index (the CN Index). The CN Index captures large and midcap representations across China A-shares, H-shares, B-shares, Red-chips, and P chips share classes, as well as securities of Chinese companies listed outside of China (e.g. American depository receipts). CN expects to obtain exposure to the A-Shares components of the CN Index indirectly by investing in the Xtrackers MSCI China A Inclusion Equity ETF, an affiliated fund advised by DBX Advisors LLC. CN may also invest in Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF or other affiliated funds advised by DBX Advisors LLC and sub-advised by Harvest Global Investments Limited. For the 12-month period ended May 31, 2022, CN returned -30.65%, compared with the CN Index’s -30.39%.

The majority of the sectors contributed negatively to performance during the period with the greatest negative contribution coming from Financials, Consumer Discretionary and Communication Services. The Energy sector was the only positive contributor to performance.

MSCI China A Inclusion Equity ETF (ASHX)

The Xtrackers MSCI China A Inclusion Equity ETF (ASHX) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI China A Inclusion Index (the ASHX Index). The AHSX Index is designed to track the equity market performance of China A-Shares that are accessible through the Shanghi-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program. China A-Shares are equity securities issued by companies incorporated in mainland China and are denominated in renminbi. For the 12-month period ended May 31, 2022, ASHX returned -22.97%, compared with the ASHX Index’s -22.50%.

The majority of the sectors contributed negatively to performance during the period with the greatest negative contribution coming from Consumer Staples, Financials and Health Care. The Energy and Utilities sectors were the positive contributors to performance.

*************************

3

DBX ETF Trust

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance data visit www.Xtrackers.com. Returns assume that dividends and capital gains distributions have been reinvested. See pages 6-13 of this report for additional performance information, including performance data based on market value. The views expressed in this report reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Current and future portfolio holdings are subject to risk.

4

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5

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers Harvest CSI 300 China A-Shares ETF (ASHR)

The Xtrackers Harvest CSI 300 China A-Shares ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the CSI 300 Index (the “Underlying Index”). The Underlying Index is designed to reflect the price fluctuation and performance of the China A-Share market and is composed of the 300 largest and most liquid stocks in the China A-Share market. The MSCI ACWI ex USA Index is designed to provide exposure to equity securities in developed and emerging stock markets (excluding the United States). It is not possible to invest directly into an index.

Performance as of May 31, 2022

Average Annual Total Return

	Net Asset Value	Market Value	CSI 300 Index	MSCI ACWI ex USA Index
One Year	-25.79%	-26.13%	-25.18%	-12.31%
Five Year	4.59%	4.70%	5.66%	4.42%
Since Inception[1]	6.40%	6.37%	7.32%	3.71%

Cumulative Total Returns

	Net Asset Value	Market Value	CSI 300 Index	MSCI ACWI ex USA Index
One Year	-25.79%	-26.13%	-25.18%	-12.31%
Five Year	25.15%	25.82%	31.67%	24.16%
Since Inception[1]	70.09%	69.72%	83.24%	36.66%

1 Total returns are calculated based on the commencement of operations, November 6, 2013 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2021 was 0.65%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

6

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers Harvest CSI 300 China A-Shares ETF (ASHR) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, November 6, 2013.

Sector Diversification* as of May 31, 2022

Financials	22.5%
Consumer Staples	15.8%
Industrials	13.8%
Information Technology	13.4%
Materials	9.3%
Health Care	8.8%
Consumer Discretionary	8.4%
Utilities	3.0%
Real Estate	1.9%
Energy	1.8%
Communication Services	1.3%

Total	100.0%

Ten Largest Equity Holdings as of May 31, 2022 (24.3% of Net Assets)

Description	% of Net Assets
Kweichow Moutai Co. Ltd.	6.2%
Contemporary Amperex Technology Co. Ltd.	3.1%
China Merchants Bank Co. Ltd.	2.7%
Ping An Insurance Group Co. of China Ltd.	2.6%
LONGi Green Energy Technology Co. Ltd.	1.9%
Wuliangye Yibin Co. Ltd.	1.8%
Industrial Bank Co. Ltd.	1.5%
China Yangtze Power Co. Ltd.	1.5%
BYD Co. Ltd.	1.5%
Midea Group Co. Ltd.	1.5%

* As a percent of total investments.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 15.

7

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (ASHS)

The Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the CSI 500 Index (the “Underlying Index”). The Underlying Index is designed to reflect the price fluctuation and performance of small-cap companies in the China A-Share market and is composed of the 500 smallest and most liquid stocks in the China A-Share market. The MSCI ACWI ex USA Index is designed to provide exposure to equity securities in developed and emerging stock markets (excluding the United States). It is not possible to invest directly into an index.

Performance as of May 31, 2022

Average Annual Total Return

	Net Asset Value	Market Value	CSI 500 Index	MSCI ACWI ex USA Index
One Year	-13.89%	-13.97%	-12.27%	-12.31%
Five Year	1.11%	1.25%	2.30%	4.42%
Since Inception[1]	4.68%	4.67%	6.34%	3.38%

Cumulative Total Returns

	Net Asset Value	Market Value	CSI 500 Index	MSCI ACWI ex USA Index
One Year	-13.89%	-13.97%	-12.27%	-12.31%
Five Year	5.65%	6.40%	12.02%	24.16%
Since Inception[1]	44.33%	44.34%	63.83%	30.63%

1 Total returns are calculated based on the commencement of operations, May 21, 2014 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2021, was 0.65%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

8

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (ASHS) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, May 21, 2014.

Sector Diversification* as of May 31, 2022

Materials	20.0%
Industrials	18.8%
Information Technology	17.2%
Health Care	9.3%
Financials	6.9%
Consumer Discretionary	6.5%
Consumer Staples	5.9%
Energy	4.7%
Utilities	3.8%
Real Estate	3.7%
Communication Services	3.2%

Total	100.0%

Ten Largest Equity Holdings as of May 31, 2022 (6.7% of Net Assets)

Description	% of Net Assets
Guanghui Energy Co. Ltd.	0.9%
Jiangsu Zhongtian Technology Co. Ltd.	0.8%
China Zhenhua Group Science & Technology Co. Ltd.	0.8%
Ming Yang Smart Energy Group Ltd.	0.7%
Wintime Energy Co. Ltd.	0.6%
GEM Co. Ltd.	0.6%
Yankuang Energy Group Co. Ltd.	0.6%
China Baoan Group Co. Ltd.	0.6%
Suzhou Maxwell Technologies Co. Ltd.	0.6%
Shanxi Meijin Energy Co. Ltd.	0.5%

* As a percentage of total investments.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 20.

9

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI All China Equity ETF (CN)

The Xtrackers MSCI All China Equity ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI China All Shares Index (the “Underlying Index”). The Underlying Index is designed to capture large- and mid-capitalization representation across all China securities listed in Hong Kong, Shanghai and Shenzhen. The Underlying Index includes A-Shares, H-Shares, B-Shares, Red chips and P chips share classes, as well as securities of Chinese companies listed outside of China (e.g. American depository receipts). The Fund expects to obtain exposure to the A-Share components of the Underlying Index indirectly by investing in the Xtrackers MSCI China A Inclusion Equity ETF, an affiliated fund advised by DBX Advisors LLC (the “Advisor”). The Fund may also invest in Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF or other affiliated funds advised by the Advisor and sub-advised by Harvest Global Investments Limited. It is not possible to invest directly into an index.

Performance as of May 31, 2022

Average Annual Total Return

	Net Asset Value	Market Value	MSCI China All Shares Index
One Year	-30.65%	-31.18%	-30.39%
Five Year	2.59%	2.56%	2.72%
Since Inception[1]	7.42%	7.33%	6.77%

Cumulative Total Returns

	Net Asset Value	Market Value	MSCI China All Shares Index
One Year	-30.65%	-31.18%	-30.39%
Five Year	13.66%	13.45%	14.38%
Since Inception[1]	78.38%	77.33%	69.97%

1 Total returns are calculated based on the commencement of operations, April 30, 2014 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2021, was 0.75%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report. This expense ratio includes net expenses of the affiliated funds in which CN invests.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

10

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI All China Equity ETF (CN) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, April 30, 2014.

Sector Diversification* as of May 31, 2022

Consumer Discretionary	19.7%
Financials	16.4%
Communication Services	12.1%
Industrials	9.9%
Consumer Staples	9.4%
Information Technology	9.0%
Materials	7.6%
Health Care	6.8%
Real Estate	3.3%
Utilities	3.0%
Energy	2.8%

Total	100.0%

Ten Largest Equity and ETF Holdings as of May 31, 2022 (72.0% of Net Assets)

Description	% of Net Assets
Xtrackers MSCI China A Inclusion Equity ETF	44.3%
Tencent Holdings Ltd.	7.8%
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	5.4%
Alibaba Group Holding Ltd.	5.0%
Meituan	2.6%
China Construction Bank Corp.	1.9%
JD.com, Inc.	1.6%
NetEase, Inc.	1.2%
Ping An Insurance Group Co. of China Ltd.	1.1%
Baidu, Inc.	1.1%

* As a percentage of total investments excluding securities lending collateral and cash equivalents. Sector percentages include the sector allocations of the Fund’s investment in Xtrackers MSCI China A Inclusion Equity ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 28.

11

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI China A Inclusion Equity ETF (ASHX)

The Xtrackers MSCI China A Inclusion Equity ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI China A Inclusion Index (the “Underlying Index”). The Underlying Index is designed to track the equity market performance of China A-Shares that are accessible through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program. China A-Shares are equity securities issued by companies incorporated in mainland China and are denominated in renminbi. The MSCI ACWI ex USA Index is designed to provide exposure to equity securities in developed and emerging stock markets (excluding the United States). It is not possible to invest directly into an index.

Performance as of May 31, 2022

Average Annual Total Return

	Net Asset Value	Market Value	MSCI China A Inclusion Index[2]	MSCI ACWI ex USA Index
One Year	-22.97%	-23.77%	-22.50%	-12.31%
Five Year	5.58%	5.48%	5.40%	4.42%
Since Inception[1]	3.51%	3.46%	3.04%	5.44%

Cumulative Total Returns

	Net Asset Value	Market Value	MSCI China A Inclusion Index[2]	MSCI ACWI ex USA Index
One Year	-22.97%	-23.77%	-22.50%	-12.31%
Five Year	31.17%	30.56%	30.06%	24.16%
Since Inception[1]	25.61%	25.25%	21.92%	41.97%

1 Total returns are calculated based on the commencement of operations, October 20, 2015 (“Inception”).

2 On June 4, 2018, the Fund changed its Underlying Index from CSI 300 USD Hedged Index to the Underlying Index. Returns reflect performance for the CSI 300 USD Hedged Index prior to June 4, 2018. Past performance may have been different if the Fund’s current investment strategy had been in effect.

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2021, was 0.60%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report. This expense ratio includes net expenses of the affiliated funds in which ASHX invests.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

12

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI China A Inclusion Equity ETF (ASHX) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, October 20, 2015.

Sector Diversification* as of May 31, 2022

Financials	18.1%
Consumer Staples	16.2%
Industrials	15.5%
Information Technology	13.1%
Materials	12.3%
Health Care	8.8%
Consumer Discretionary	6.6%
Utilities	3.3%
Energy	3.0%
Real Estate	1.9%
Communication Services	1.2%

Total	100.0%

Ten Largest Equity Holdings as of May 31, 2022 (18.8% of Net Assets)

Description	% of Net Assets
Kweichow Moutai Co. Ltd.	5.6%
Contemporary Amperex Technology Co. Ltd.	2.4%
China Merchants Bank Co. Ltd.	2.1%
Wuliangye Yibin Co. Ltd.	1.7%
China Yangtze Power Co. Ltd.	1.4%
BYD Co. Ltd.	1.4%
Ping An Insurance Group Co. of China Ltd.	1.2%
LONGi Green Energy Technology Co. Ltd.	1.1%
Industrial Bank Co. Ltd.	1.0%
Shenzhen Mindray Bio-Medical Electronics Co. Ltd.	0.9%

* As a percent of total investments excluding cash equivalents.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 32.

13

DBX ETF Trust

Fees and Expenses (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares, and (2) ongoing costs, including unitary advisory fees and other fund expenses. In the most recent six-month period Xtrackers MSCI China A Inclusion Equity ETF and Xtrackers MSCI All China Equity ETF limited these expenses; had they not done so, expenses would have been higher. In addition to the ongoing expenses which each Fund bears directly, the Xtrackers MSCI All China Equity ETF shareholders indirectly bear the expenses of Xtrackers MSCI China A Inclusion Equity ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (the “Underlying Funds”) in which the Xtrackers MSCI All China Equity ETF invests. The Underlying Funds’ expenses are not included in Xtrackers MSCI All China Equity ETF’s annualized expense ratios used to calculate the expense estimate in the tables. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples in the tables are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2021 to May 31, 2022).

Actual expenses

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses (which is not the Funds’ actual return). The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2021	Ending Account Value May 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Per $1,000(1)
Xtrackers Harvest CSI 300 China A-Shares ETF
Actual	$1,000.00	$807.80	0.65%	$2.93
Hypothetical (5% return before expenses)	$1,000.00	$1,021.69	0.65%	$3.28
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
Actual	$1,000.00	$792.60	0.65%	$2.90
Hypothetical (5% return before expenses)	$1,000.00	$1,021.69	0.65%	$3.28
Xtrackers MSCI All China Equity ETF (2)
Actual	$1,000.00	$802.20	0.19%	$0.85
Hypothetical (5% return before expenses)	$1,000.00	$1,023.98	0.19%	$0.96
Xtrackers MSCI China A Inclusion Equity ETF
Actual	$1,000.00	$803.10	0.60%	$2.70
Hypothetical (5% return before expenses)	$1,000.00	$1,021.94	0.60%	$3.02

(1) Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

(2) The Fund invests in other ETFs and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

14

DBX ETF Trust

Schedule of Investments

Xtrackers Harvest CSI 300 China A-Shares ETF

May 31, 2022

	Number of Shares	Value
COMMON STOCKS — 99.8%
Communication Services — 1.3%
37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	848,104	$2,751,843
China United Network Communications Ltd., Class A	13,137,681	6,848,795
Focus Media Information Technology Co. Ltd., Class A	6,361,063	6,117,598
Mango Excellent Media Co. Ltd., Class A	469,649	2,547,523
Perfect World Co. Ltd., Class A	755,851	1,538,763
Zhejiang Century Huatong Group Co. Ltd., Class A *	2,842,520	1,975,777

(Cost $23,350,195)		21,780,299

Consumer Discretionary — 8.4%
Beijing Roborock Technology Co. Ltd., Class A	17,147	1,632,401
BYD Co. Ltd., Class A	550,244	24,391,087
Changzhou Xingyu Automotive Lighting Systems Co. Ltd., Class A	95,124	2,149,000
China Tourism Group Duty Free Corp. Ltd., Class A	595,133	15,753,128
Chongqing Changan Automobile Co. Ltd., Class A	2,367,219	4,946,851
Ecovacs Robotics Co. Ltd., Class A	140,319	2,462,492
FAW Jiefang Group Co. Ltd., Class A	812,287	1,090,270
Fuyao Glass Industry Group Co. Ltd., Class A	881,462	5,300,260
Great Wall Motor Co. Ltd., Class A	777,494	3,866,797
Gree Electric Appliances, Inc. of Zhuhai, Class A	2,878,185	13,870,303
Guangzhou Automobile Group Co. Ltd., Class A	1,432,975	3,215,635
Haier Smart Home Co. Ltd., Class A	2,352,533	8,947,766
Huayu Automotive Systems Co. Ltd., Class A	1,021,026	3,372,575
Midea Group Co. Ltd., Class A	2,987,707	24,383,234
Offcn Education Technology Co. Ltd., Class A *	1,163,851	901,372
Oppein Home Group, Inc., Class A	120,428	2,157,619
SAIC Motor Corp. Ltd., Class A	2,927,473	7,538,501
Shandong Linglong Tyre Co. Ltd., Class A	382,891	1,221,718
Shanghai Yuyuan Tourist Mart Group Co. Ltd., Class A	972,501	1,456,821
Shenzhen Overseas Chinese Town Co. Ltd., Class A	2,434,577	2,089,750
Songcheng Performance Development Co. Ltd., Class A	1,057,665	2,024,861
Suning.com Co. Ltd., Class A *	2,635,902	931,874
TCL Technology Group Corp., Class A *	8,664,843	5,892,949
Zhejiang Supor Co. Ltd., Class A	114,338	964,992

(Cost $104,682,160)		140,562,256

	Number of Shares	Value
Consumer Staples — 15.7%
Anhui Gujing Distillery Co. Ltd., Class A	77,852	$2,658,898
Chongqing Brewery Co. Ltd., Class A *	146,258	2,844,314
DaShenLin Pharmaceutical Group Co. Ltd., Class A	198,933	978,945
Eastroc Beverage Group Co. Ltd., Class A	25,800	558,668
Foshan Haitian Flavouring & Food Co. Ltd., Class A	859,893	9,872,249
Guangdong Haid Group Co. Ltd., Class A	521,263	4,675,789
Henan Shuanghui Investment & Development Co. Ltd., Class A	1,075,127	4,564,317
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	3,122,919	17,777,083
Jiangsu King’s Luck Brewery JSC Ltd., Class A	376,747	2,595,550
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	364,975	9,021,178
Jiangxi Zhengbang Technology Co. Ltd., Class A	1,016,464	947,106
Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd., Class A *	363,908	1,425,540
Juewei Food Co. Ltd., Class A *	226,328	1,752,174
Kweichow Moutai Co. Ltd., Class A	381,992	103,231,972
Luzhou Laojiao Co. Ltd., Class A	450,547	14,497,416
Muyuan Foods Co. Ltd., Class A	1,619,405	12,415,721
New Hope Liuhe Co. Ltd., Class A *	1,400,927	2,996,815
Shanghai Bairun Investment Holding Group Co. Ltd., Class A	231,460	1,230,200
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	298,628	12,190,268
Tongwei Co. Ltd., Class A	1,636,189	11,076,231
Tsingtao Brewery Co. Ltd., Class A	216,682	3,010,599
Wens Foodstuffs Group Co. Ltd., Class A	2,707,275	7,328,359
Wuliangye Yibin Co. Ltd., Class A	1,179,031	30,272,776
Yifeng Pharmacy Chain Co. Ltd., Class A	234,082	1,628,808
Yihai Kerry Arawana Holdings Co. Ltd., Class A *	267,993	1,821,815
Yonghui Superstores Co. Ltd., Class A	2,273,383	1,495,041

(Cost $141,245,212)		262,867,832

Energy — 1.8%
China Coal Energy Co. Ltd., Class A	1,014,600	1,513,807
China Oilfield Services Ltd., Class A	351,259	792,444
China Petroleum & Chemical Corp., Class A	8,054,798	5,381,530
China Shenhua Energy Co. Ltd., Class A	2,003,336	10,191,489
PetroChina Co. Ltd., Class A	5,856,841	4,965,878
Shaanxi Coal Industry Co. Ltd., Class A	2,379,903	6,763,053

(Cost $18,532,176)		29,608,201

See Notes to Financial Statements.	15

DBX ETF Trust

Schedule of Investments

Xtrackers Harvest CSI 300 China A-Shares ETF (Continued)

May 31, 2022

	Number of Shares	Value
Financials — 22.5%
Agricultural Bank of China Ltd., Class A	21,710,000	$9,854,138
Bank of Beijing Co. Ltd., Class A	9,257,543	6,129,630
Bank of Chengdu Co. Ltd., Class A	1,364,756	3,125,926
Bank of China Ltd., Class A	13,218,100	6,316,492
Bank of Communications Co. Ltd., Class A	16,725,250	12,301,847
Bank of Hangzhou Co. Ltd., Class A	1,857,033	3,788,898
Bank of Jiangsu Co. Ltd., Class A	7,207,165	6,931,316
Bank of Nanjing Co. Ltd., Class A	3,113,643	5,037,427
Bank of Ningbo Co. Ltd., Class A	2,435,811	11,950,088
Bank of Shanghai Co. Ltd., Class A	6,052,088	5,811,382
BOC International China Co. Ltd., Class A	897,450	1,617,306
Caitong Securities Co. Ltd., Class A	1,964,968	2,116,413
Changjiang Securities Co. Ltd., Class A	2,362,790	2,013,972
China CITIC Bank Corp. Ltd., Class A	1,975,336	1,375,974
China Construction Bank Corp., Class A	4,361,428	3,907,024
China Everbright Bank Co. Ltd., Class A	10,336,204	4,830,942
China Galaxy Securities Co. Ltd., Class A	906,071	1,199,860
China International Capital Corp. Ltd., Class A	224,400	1,294,195
China Life Insurance Co. Ltd., Class A	1,031,085	3,838,284
China Merchants Bank Co. Ltd., Class A	7,476,735	44,453,841
China Merchants Securities Co. Ltd., Class A	2,265,654	4,378,240
China Minsheng Banking Corp. Ltd., Class A	15,318,208	8,742,771
China Pacific Insurance Group Co. Ltd., Class A	2,084,664	6,636,074
China Zheshang Bank Co. Ltd., Class A	5,072,339	2,469,494
CITIC Securities Co. Ltd., Class A	5,964,206	17,681,318
CSC Financial Co. Ltd., Class A	853,275	2,867,045
East Money Information Co. Ltd., Class A	6,494,905	22,027,511
Everbright Securities Co. Ltd., Class A	1,290,244	2,232,389
Founder Securities Co. Ltd., Class A	2,738,886	2,568,410
GF Securities Co. Ltd., Class A	1,831,891	4,692,583
Guosen Securities Co. Ltd., Class A	1,848,816	2,528,603
Guotai Junan Securities Co. Ltd., Class A	2,812,102	6,104,016
Haitong Securities Co. Ltd., Class A	5,831,163	7,975,210
Hithink RoyalFlush Information Network Co. Ltd., Class A	139,290	1,780,274
Hongta Securities Co. Ltd., Class A *	673,600	798,169
Huatai Securities Co. Ltd., Class A	3,231,693	6,448,379
Huaxia Bank Co. Ltd., Class A	3,855,461	3,072,587
Industrial & Commercial Bank of China Ltd., Class A	21,211,184	14,806,999
Industrial Bank Co. Ltd., Class A	8,786,389	25,863,612
Industrial Securities Co. Ltd., Class A	3,379,801	3,133,993
Nanjing Securities Co. Ltd., Class A	1,368,880	1,558,458
New China Life Insurance Co. Ltd., Class A	507,809	2,145,189

	Number of Shares	Value
Financials (Continued)
Orient Securities Co. Ltd., Class A	3,246,859	$4,542,831
People’s Insurance Co. Group of China Ltd., Class A	1,762,898	1,235,916
Ping An Bank Co. Ltd., Class A *	5,957,456	12,636,893
Ping An Insurance Group Co. of China Ltd., Class A	6,524,729	43,201,711
Postal Savings Bank of China Co. Ltd., Class A	6,694,400	5,264,864
SDIC Capital Co. Ltd., Class A	1,652,149	1,522,091
Shanghai Pudong Development Bank Co. Ltd., Class A	7,224,510	8,593,006
Shenwan Hongyuan Group Co. Ltd., Class A	6,974,444	4,231,368
Sinolink Securities Co. Ltd., Class A	1,423,775	1,751,058
Tianfeng Securities Co. Ltd., Class A	2,974,260	1,354,468
Zheshang Securities Co. Ltd., Class A	1,060,250	1,534,270
Zhongtai Securities Co. Ltd., Class A	1,793,063	1,955,433

(Cost $352,674,231)		376,230,188

Health Care — 8.8%
Aier Eye Hospital Group Co. Ltd., Class A	1,633,833	9,094,934
Asymchem Laboratories Tianjin Co. Ltd., Class A	84,947	3,329,545
Autobio Diagnostics Co. Ltd., Class A *	151,926	967,019
Beijing Tiantan Biological Products Corp. Ltd., Class A	433,104	1,462,387
Beijing Tongrentang Co. Ltd., Class A	430,596	3,003,948
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A	108,485	2,070,243
Betta Pharmaceuticals Co. Ltd., Class A	150,015	1,053,734
BGI Genomics Co. Ltd., Class A	160,496	1,579,835
Bloomage Biotechnology Corp. Ltd., Class A	62,857	1,385,858
Changchun High & New Technology Industry Group, Inc., Class A *	194,897	4,843,010
Chongqing Zhifei Biological Products Co. Ltd., Class A	480,443	6,281,636
Gan & Lee Pharmaceuticals Co. Ltd., Class A *	106,780	680,622
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	456,450	2,116,265
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	169,082	1,917,892
Hangzhou Tigermed Consulting Co. Ltd., Class A	322,882	4,155,797
Huadong Medicine Co. Ltd., Class A	543,638	3,157,343
Hualan Biological Engineering, Inc., Class A	700,289	1,961,711
Humanwell Healthcare Group Co. Ltd., Class A	589,144	1,475,618
Imeik Technology Development Co. Ltd., Class A	49,369	4,000,254
Intco Medical Technology Co. Ltd., Class A *	231,964	955,585
Jafron Biomedical Co. Ltd., Class A *	297,424	1,960,847

See Notes to Financial Statements.	16

DBX ETF Trust

Schedule of Investments

Xtrackers Harvest CSI 300 China A-Shares ETF (Continued)

May 31, 2022

	Number of Shares	Value
Health Care (Continued)
Jiangsu Hengrui Medicine Co. Ltd., Class A	2,732,014	$12,408,759
Lepu Medical Technology Beijing Co. Ltd., Class A	784,365	2,078,559
Meinian Onehealth Healthcare Holdings Co. Ltd., Class A *	1,723,193	1,321,661
Ovctek China, Inc., Class A	315,950	2,178,117
Pharmaron Beijing Co. Ltd., Class A	157,644	2,816,598
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	736,422	4,831,891
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	693,238	1,869,266
Shanghai RAAS Blood Products Co. Ltd., Class A	2,569,601	2,167,157
Shenzhen Kangtai Biological Products Co. Ltd., Class A	250,188	2,334,539
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	296,291	13,426,414
Topchoice Medical Corp., Class A *	134,983	2,829,476
Walvax Biotechnology Co. Ltd., Class A	952,431	6,624,428
Winner Medical Co. Ltd., Class A	48,141	427,720
WuXi AppTec Co. Ltd., Class A	1,250,496	17,854,059
Yunnan Baiyao Group Co. Ltd., Class A	452,044	3,819,232
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	186,899	8,670,904
Zhejiang NHU Co. Ltd., Class A	1,149,401	3,571,054

(Cost $139,651,856)		146,683,917

Industrials — 13.8%
AECC Aviation Power Co. Ltd., Class A	980,871	5,808,378
Air China Ltd., Class A *	1,988,417	2,886,340
Beijing New Building Materials PLC, Class A	649,767	2,813,012
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	12,670,783	9,243,759
China CSSC Holdings Ltd., Class A	1,130,926	3,154,496
China Eastern Airlines Corp. Ltd., Class A *	3,646,465	2,632,906
China Energy Engineering Corp. Ltd. *	8,718,377	3,043,041
China Railway Group Ltd., Class A	6,600,995	6,496,673
China Southern Airlines Co. Ltd., Class A *	3,303,326	3,211,532
China State Construction Engineering Corp. Ltd., Class A	13,304,100	10,981,288
Contemporary Amperex Technology Co. Ltd., Class A	845,289	51,663,234
COSCO SHIPPING Holdings Co. Ltd., Class A *	3,892,763	8,951,226
CRRC Corp. Ltd., Class A	8,168,061	6,191,355
Daqin Railway Co. Ltd., Class A	3,950,728	3,971,146
Eve Energy Co. Ltd., Class A *	713,641	8,598,329
Gongniu Group Co. Ltd., Class A	53,875	1,176,526
Guangdong Kinlong Hardware Products Co. Ltd., Class A	77,669	976,753

	Number of Shares	Value
Industrials (Continued)
Han’s Laser Technology Industry Group Co. Ltd., Class A	564,796	$2,522,143
Jiangsu Hengli Hydraulic Co. Ltd., Class A	336,143	2,684,914
Metallurgical Corp. of China Ltd., Class A	4,621,609	2,443,904
NARI Technology Co. Ltd., Class A	1,707,964	8,763,054
Power Construction Corp. of China Ltd., Class A	4,719,528	5,521,611
Sany Heavy Industry Co. Ltd., Class A	3,725,363	9,459,202
SF Holding Co. Ltd., Class A *	1,215,660	9,451,390
Shanghai International Airport Co. Ltd., Class A *	601,028	4,538,659
Shanghai International Port Group Co. Ltd., Class A	2,381,505	2,229,707
Shanghai M&G Stationery, Inc., Class A	251,341	1,949,582
Shenzhen Inovance Technology Co. Ltd., Class A	1,152,789	10,573,781
Spring Airlines Co. Ltd., Class A *	245,593	1,784,693
Sungrow Power Supply Co. Ltd., Class A *	640,094	7,667,129
Weichai Power Co. Ltd., Class A	3,007,971	5,456,749
Wuxi Lead Intelligent Equipment Co. Ltd., Class A	696,960	5,067,851
XCMG Construction Machinery Co. Ltd., Class A	3,653,380	2,895,121
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	1,736,224	3,214,700
Yunda Holding Co. Ltd., Class A	721,535	1,962,860
Zhejiang Chint Electrics Co. Ltd., Class A	677,392	3,721,064
Zhejiang Dingli Machinery Co. Ltd., Class A	164,328	1,191,196
Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	1,129,918	2,951,955
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	3,237,853	2,876,259

(Cost $223,819,110)		230,727,518

Information Technology — 13.4%
360 Security Technology, Inc., Class A *	1,977,168	2,452,393
Advanced Micro-Fabrication Equipment Inc China, Class A *	162,144	2,803,970
Anker Innovations Technology Co. Ltd., Class A	106,639	1,000,814
Avary Holding Shenzhen Co. Ltd., Class A	485,947	2,208,618
Beijing Kingsoft Office Software, Inc., Class A	115,640	3,549,492
BOE Technology Group Co. Ltd., Class A	19,148,075	10,871,276
Chaozhou Three-Circle Group Co. Ltd., Class A	784,199	3,479,586
China Greatwall Technology Group Co. Ltd., Class A	1,302,503	1,982,388

See Notes to Financial Statements.	17

DBX ETF Trust

Schedule of Investments

Xtrackers Harvest CSI 300 China A-Shares ETF (Continued)

May 31, 2022

	Number of Shares	Value
Information Technology (Continued)
China Railway Signal & Communication Corp. Ltd., Class A	3,065,890	$2,094,294
China Resources Microelectronics Ltd., Class A	193,893	1,535,925
Flat Glass Group Co. Ltd., Class A	350,558	2,306,945
Foxconn Industrial Internet Co. Ltd., Class A	2,986,631	4,210,051
Gigadevice Semiconductor Beijing, Inc., Class A *	336,117	7,232,394
Glodon Co. Ltd., Class A	597,711	4,817,145
GoerTek, Inc., Class A	1,490,334	9,093,147
Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	235,253	2,471,469
Hangzhou First Applied Material Co. Ltd., Class A	337,853	4,015,468
Hundsun Technologies, Inc., Class A	742,189	4,458,360
Iflytek Co. Ltd., Class A	1,159,737	6,316,836
Inspur Electronic Information Industry Co. Ltd., Class A	709,726	2,620,739
JA Solar Technology Co. Ltd., Class A	398,134	5,582,405
JCET Group Co. Ltd., Class A	863,364	3,129,864
Lens Technology Co. Ltd., Class A	1,328,987	2,100,339
Lingyi iTech Guangdong Co., Class A *	1,909,760	1,364,626
LONGi Green Energy Technology Co. Ltd., Class A	2,662,707	31,591,101
Luxshare Precision Industry Co. Ltd., Class A	3,066,477	15,531,059
Maxscend Microelectronics Co. Ltd., Class A *	144,086	4,187,354
Montage Technology Co. Ltd., Class A	301,430	2,901,639
National Silicon Industry Group Co. Ltd., Class A *	551,104	1,847,608
NAURA Technology Group Co. Ltd., Class A	164,661	6,659,946
Qi An Xin Technology Group, Inc., Class A *	179,000	1,291,117
Shanghai Baosight Software Co. Ltd., Class A	241,527	1,887,930
Shengyi Technology Co. Ltd., Class A	867,481	2,110,388
Shennan Circuits Co. Ltd., Class A	140,373	1,936,897
Shenzhen Goodix Technology Co. Ltd., Class A	179,775	1,554,702
Shenzhen Transsion Holdings Co. Ltd., Class A	154,186	2,031,407
Tianjin Zhonghuan Semiconductor Co. Ltd., Class A	1,433,598	9,363,325
Trina Solar Co. Ltd., Class A	518,604	4,987,548
Unigroup Guoxin Microelectronics Co. Ltd., Class A *	261,054	6,937,455
Unisplendour Corp. Ltd., Class A	961,772	2,564,533
Universal Scientific Industrial Shanghai Co. Ltd., Class A	576,093	1,082,197
Will Semiconductor Co. Ltd. Shanghai, Class A	324,696	7,976,952
Wingtech Technology Co. Ltd., Class A	474,303	4,521,705
Wuhan Guide Infrared Co. Ltd., Class A	932,667	1,624,884

	Number of Shares	Value
Information Technology (Continued)
Yealink Network Technology Corp. Ltd., Class A	249,985	$2,768,915
Yonyou Network Technology Co. Ltd., Class A	1,121,874	3,253,611
Zhejiang Dahua Technology Co. Ltd., Class A *	1,232,459	2,985,374
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	418,903	3,471,457
ZTE Corp., Class A	1,993,122	7,264,274

(Cost $192,540,434)		224,031,922

Materials — 9.2%
Aluminum Corp. of China Ltd., Class A *	4,903,767	3,783,147
Anhui Conch Cement Co. Ltd., Class A	1,476,216	8,144,564
Baoshan Iron & Steel Co. Ltd., Class A	5,482,742	5,256,468
Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A	1,096,860	7,320,068
China Jushi Co. Ltd., Class A	1,536,456	3,760,871
China Molybdenum Co. Ltd., Class A	4,530,485	3,237,273
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	1,338,571	6,984,110
Citic Pacific Special Steel Group Co. Ltd., Class A	649,057	1,889,174
Ganfeng Lithium Co. Ltd., Class A	488,920	8,715,674
Guangzhou Tinci Materials Technology Co. Ltd., Class A	712,200	4,059,503
Hengli Petrochemical Co. Ltd., Class A *	1,315,727	4,647,569
Hengyi Petrochemical Co. Ltd., Class A	1,374,428	2,196,861
Hoshine Silicon Industry Co. Ltd., Class A *	100,290	1,398,997
Huafon Chemical Co. Ltd., Class A	916,502	1,134,043
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A *	14,083,327	4,240,505
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	2,165,273	1,404,483
Jiangsu Eastern Shenghong Co. Ltd., Class A	1,100,300	2,576,240
Jiangxi Copper Co. Ltd., Class A	701,301	1,903,614
Kingfa Sci & Tech Co. Ltd., Class A *	1,122,741	1,503,603
LB Group Co. Ltd., Class A	751,150	2,136,819
Ningxia Baofeng Energy Group Co. Ltd., Class A	1,376,998	3,209,661
Rongsheng Petrochemical Co. Ltd., Class A	1,922,218	4,601,459
Shandong Gold Mining Co. Ltd., Class A	1,194,410	3,290,420
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A *	913,774	4,084,640
Shanghai Putailai New Energy Technology Co. Ltd., Class A *	213,760	4,117,974
Tianqi Lithium Corp., Class A *	631,733	9,305,416
Wanhua Chemical Group Co. Ltd., Class A	972,797	12,258,510

See Notes to Financial Statements.	18

DBX ETF Trust

Schedule of Investments

Xtrackers Harvest CSI 300 China A-Shares ETF (Continued)

May 31, 2022

	Number of Shares	Value
Materials (Continued)
Yunnan Energy New Material Co. Ltd., Class A	328,718	$10,723,036
Zhejiang Huayou Cobalt Co. Ltd., Class A *	588,539	8,329,738
Zhejiang Longsheng Group Co. Ltd., Class A	1,690,500	2,702,065
Zhongjin Gold Corp. Ltd., Class A	2,057,144	2,212,612
Zijin Mining Group Co. Ltd., Class A	8,966,852	13,513,075

(Cost $111,010,984)		154,642,192

Real Estate — 1.9%
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	1,927,424	3,609,138
China Vanke Co. Ltd., Class A	4,140,069	11,045,559
Gemdale Corp., Class A	1,340,502	2,387,622
Greenland Holdings Corp. Ltd., Class A	2,381,570	1,369,969
Poly Developments and Holdings Group Co. Ltd., Class A	4,356,931	10,122,987
Seazen Holdings Co. Ltd., Class A	554,743	2,016,038
Shanghai Lingang Holdings Corp. Ltd., Class A	620,560	1,316,326

(Cost $30,243,310)		31,867,639

	Number of Shares	Value
Utilities — 3.0%
CGN Power Co. Ltd., Class A	7,338,379	$3,078,041
China National Nuclear Power Co. Ltd., Class A	5,853,401	6,365,919
China Three Gorges Renewables Group Co. Ltd., Class A	5,329,600	4,957,953
China Yangtze Power Co. Ltd., Class A	6,920,035	24,899,893
GD Power Development Co. Ltd., Class A	5,575,200	3,006,624
Huaneng Lancang River Hydropower, Inc., Class A	1,184,200	1,259,504
Huaneng Power International, Inc., Class A	2,703,642	2,993,022
SDIC Power Holdings Co. Ltd., Class A	1,887,466	2,923,586

(Cost $37,655,965)		49,484,542

TOTAL COMMON STOCKS (Cost $1,375,405,633)		1,668,486,506

TOTAL INVESTMENTS — 99.8% (Cost $1,375,405,633)		$1,668,486,506
Other assets and liabilities, net — 0.2%		3,577,418

NET ASSETS — 100.0%		$1,672,063,924

*	Non-income producing security.

JSC:	Joint Stock Company

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2022 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$1,668,486,506	$–	$–	$1,668,486,506

TOTAL	$1,668,486,506	$–	$–	$1,668,486,506

(a)	See Schedule of Investments for additional detailed categorizations.

See Notes to Financial Statements.	19

DBX ETF Trust

Schedule of Investments

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF

May 31, 2022

	Number of Shares	Value
COMMON STOCKS — 99.5%
Communication Services — 3.2%
Beijing Enlight Media Co. Ltd., Class A *	47,400	$55,243
Beijing Gehua CATV Network Co. Ltd., Class A	38,300	57,202
Beijing Jetsen Technology Co. Ltd., Class A *	83,200	63,066
Bluefocus Intelligent Communications Group Co. Ltd., Class A	99,100	93,081
China South Publishing & Media Group Co. Ltd., Class A	27,500	42,060
Chinese Universe Publishing and Media Group Co. Ltd., Class A	26,389	42,377
G-bits Network Technology Xiamen Co. Ltd., Class A	1,773	85,870
Inmyshow Digital Technology Group Co. Ltd., Class A	21,900	25,162
Jiangsu Broadcasting Cable Information Network Corp. Ltd., Class A	75,900	38,772
Jiangsu Phoenix Publishing & Media Corp. Ltd., Class A	28,600	33,161
Kunlun Tech Co. Ltd., Class A	38,200	84,463
Leo Group Co. Ltd., Class A	263,195	69,391
NanJi E-Commerce Co. Ltd., Class A	76,100	61,331
Oriental Pearl Group Co. Ltd., Class A	79,000	87,337
Ourpalm Co. Ltd., Class A *	111,400	51,566
People.cn Co. Ltd., Class A	22,800	34,497
Wanda Film Holding Co. Ltd., Class A *	44,700	82,496
Wasu Media Holding Co. Ltd., Class A	21,400	25,069
Youzu Interactive Co. Ltd., Class A *	29,400	40,562
Zhejiang Huace Film & Television Co. Ltd., Class A *	46,100	31,007

(Cost $1,304,584)		1,103,713

Consumer Discretionary — 6.5%
Anhui Jianghuai Automobile Group Corp. Ltd., Class A	62,700	110,926
Anhui Zhongding Sealing Parts Co. Ltd., Class A	30,800	67,732
Autel Intelligent Technology Corp. Ltd., Class A *	10,917	50,206
BAIC BluePark New Energy Technology Co. Ltd., Class A *	86,900	95,420
Beiqi Foton Motor Co. Ltd., Class A *	191,600	76,921
BTG Hotels Group Co. Ltd., Class A *	24,145	80,333
China Grand Automotive Services Group Co. Ltd., Class A *	153,100	58,025
Chongqing Department Store Co. Ltd., Class A	7,995	25,954
Chow Tai Seng Jewellery Co. Ltd., Class A	18,200	38,714
DongFeng Automobile Co. Ltd., Class A	40,600	41,357
Guangdong Xinbao Electrical Appliances Holdings Co. Ltd., Class A	13,117	34,996
Hang Zhou Great Star Industrial Co. Ltd., Class A *	27,753	70,053
Hangzhou Robam Appliances Co. Ltd., Class A *	18,900	86,636

	Number of Shares	Value
Consumer Discretionary (Continued)
Hisense Visual Technology Co. Ltd., Class A	32,300	$58,595
HLA Group Corp. Ltd., Class A	51,100	39,269
Joyoung Co. Ltd., Class A	12,201	30,286
Keboda Technology Co. Ltd., Class A	2,000	17,554
KingClean Electric Co. Ltd., Class A	4,800	16,430
Liaoning Cheng Da Co. Ltd., Class A	42,558	89,317
Ningbo Huaxiang Electronic Co. Ltd., Class A	21,000	44,388
Ningbo Joyson Electronic Corp., Class A	38,720	70,531
Ningbo Tuopu Group Co. Ltd., Class A *	18,107	158,679
Shanghai Jinjiang International Hotels Co. Ltd., Class A	18,600	150,489
Shenzhen MTC Co. Ltd., Class A *	72,100	42,987
Shijiazhuang Changshan BeiMing Technology Co. Ltd., Class A *	44,950	38,382
Sichuan Changhong Electric Co. Ltd., Class A	151,700	64,766
Suofeiya Home Collection Co. Ltd., Class A	25,318	83,325
Wangfujing Group Co. Ltd., Class A	23,730	85,671
Wanxiang Qianchao Co. Ltd., Class A	60,300	51,308
Weifu High-Technology Group Co. Ltd., Class A	21,600	67,432
Wuchan Zhongda Group Co. Ltd., Class A	123,800	94,025
Xiamen Intretech, Inc., Class A	12,730	36,995
Zhejiang Orient Financial Holdings Group Co. Ltd., Class A	76,938	44,834
Zhejiang Semir Garment Co. Ltd., Class A	31,800	27,534
Zhejiang Wanfeng Auto Wheel Co. Ltd., Class A	69,300	51,283
Zhejiang Yasha Decoration Co. Ltd., Class A	26,900	19,584

(Cost $2,250,109)		2,220,937

Consumer Staples — 5.8%
Angel Yeast Co. Ltd., Class A	20,200	128,454
Anhui Kouzi Distillery Co. Ltd., Class A	14,300	113,148
Anhui Yingjia Distillery Co. Ltd., Class A	9,700	86,676
Beijing Dabeinong Technology Group Co. Ltd., Class A *	132,862	155,044
Beijing Yanjing Brewery Co. Ltd., Class A	55,200	61,439
Bestore Co. Ltd., Class A	3,500	13,128
Bright Dairy & Food Co. Ltd., Class A *	25,800	46,533
By-health Co. Ltd., Class A	34,000	101,305
C&S Paper Co. Ltd., Class A	31,700	52,283
Chacha Food Co. Ltd., Class A	12,400	103,075
Chongqing Fuling Zhacai Group Co. Ltd., Class A	21,538	102,923
COFCO Sugar Holding Co. Ltd., Class A	44,100	54,766
Fujian Sunner Development Co. Ltd., Class A	30,100	79,223
Guangdong Marubi Biotechnology Co. Ltd., Class A	1,900	6,526
Hebei Yangyuan Zhihui Beverage Co. Ltd., Class A	20,600	66,841
Heilongjiang Agriculture Co. Ltd., Class A	30,100	75,752

See Notes to Financial Statements.	20

DBX ETF Trust

Schedule of Investments

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (Continued)

May 31, 2022

	Number of Shares	Value
Consumer Staples (Continued)
Jiajiayue Group Co. Ltd., Class A	9,800	$19,818
Laobaixing Pharmacy Chain JSC, Class A	8,254	49,743
New Hope Dairy Co. Ltd., Class A	7,600	13,070
Opple Lighting Co. Ltd., Class A	6,090	15,464
Pengdu Agriculture & Animal Husbandry Co. Ltd., Class A *	130,320	58,567
Proya Cosmetics Co. Ltd., Class A	5,770	134,407
Shandong Yisheng Livestock & Poultry Breeding Co. Ltd., Class A *	24,900	32,675
Shanghai Bailian Group Co. Ltd., Class A	32,400	59,505
Shanghai Flyco Electrical Appliance Co. Ltd., Class A *	2,200	21,603
Shanghai Jahwa United Co. Ltd., Class A	13,764	71,444
Sichuan Teway Food Group Co. Ltd., Class A	9,314	29,286
Tech-Bank Food Co. Ltd., Class A *	58,220	56,253
Toly Bread Co. Ltd., Class A	21,544	49,346
Yantai Changyu Pioneer Wine Co. Ltd., Class A	5,100	21,545
Yuan Longping High-tech Agriculture Co. Ltd., Class A *	42,154	112,970

(Cost $2,069,608)		1,992,812

Energy — 4.7%
China Merchants Energy Shipping Co. Ltd., Class A	127,900	115,916
China Petroleum Engineering Corp.	67,000	30,512
China Suntien Green Energy Corp. Ltd., Class A	6,000	10,974
CNOOC Energy Technology & Services Ltd., Class A	83,700	34,355
COFCO Capital Holdings Co. Ltd., Class A	27,100	29,027
COSCO SHIPPING Energy Transportation Co. Ltd., Class A	55,400	84,484
Guanghui Energy Co. Ltd., Class A *	183,600	290,162
Guizhou Gas Group Corp. Ltd., Class A	10,000	10,576
Inner Mongolia Dian Tou Energy Corp. Ltd., Class A	30,600	68,759
Jizhong Energy Resources Co. Ltd., Class A	42,600	50,223
Nanjing Tanker Corp., Class A *	134,500	66,892
Oriental Energy Co. Ltd., Class A	46,400	58,178
Shan Xi Hua Yang Group New Energy Co. Ltd., Class A	47,970	90,687
Shanxi Coking Coal Energy Group Co. Ltd., Class A	81,150	173,472
Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	47,400	113,112
Sinopec Oilfield Service Corp., Class A *	88,400	25,956
Yankuang Energy Group Co. Ltd., Class A	35,300	204,328
Yantai Jereh Oilfield Services Group Co. Ltd., Class A	23,041	139,443

(Cost $884,574)		1,597,056

Financials — 6.9%
AVIC Industry-Finance Holdings Co. Ltd., Class A	213,600	107,512
Bank of Changsha Co. Ltd., Class A	47,200	53,878

	Number of Shares	Value
Financials (Continued)
Bank of Guiyang Co. Ltd., Class A	99,400	$90,086
Bank of Qingdao Co. Ltd., Class A	34,470	17,918
Bank of Suzhou Co. Ltd., Class A	74,910	65,984
Bank of Xi’an Co. Ltd., Class A	47,000	26,050
Bank of Zhengzhou Co. Ltd., Class A *	207,106	82,216
Caida Securities Co. Ltd., Class A	28,100	34,054
China Great Wall Securities Co. Ltd., Class A	37,500	48,873
Chinalin Securities Co. Ltd., Class A *	11,300	23,834
Chongqing Rural Commercial Bank Co. Ltd., Class A	241,400	139,586
Dongxing Securities Co. Ltd., Class A	68,100	83,449
First Capital Securities Co. Ltd., Class A	138,100	116,057
Guangzhou Yuexiu Financial Holdings Group Co. Ltd., Class A	47,700	55,735
Guolian Securities Co. Ltd., Class A	29,200	45,011
Guosheng Financial Holding, Inc., Class A *	48,587	69,873
Guoyuan Securities Co. Ltd., Class A	123,400	106,661
Huaan Securities Co. Ltd., Class A *	117,115	75,089
Huaxi Securities Co. Ltd., Class A	65,400	69,069
Jiangsu Changshu Rural Commercial Bank Co. Ltd., Class A *	110,255	120,074
Jiangsu Financial Leasing Co. Ltd., Class A	45,100	33,510
Jiangsu Zijin Rural Commercial Bank Co. Ltd., Class A	69,900	30,157
Minmetals Capital Co. Ltd., Class A	84,300	60,111
Northeast Securities Co. Ltd., Class A	58,749	56,676
Oceanwide Holdings Co. Ltd., Class A *	82,400	18,392
Polaris Bay Group Co. Ltd., Class A *	48,600	56,568
Qilu Bank Co. Ltd., Class A	21,600	16,243
Qingdao Rural Commercial Bank Corp., Class A	102,700	50,000
Sealand Securities Co. Ltd., Class A	159,170	82,023
Shaanxi International Trust Co. Ltd., Class A	88,990	39,992
Shanghai AJ Group Co. Ltd., Class A *	35,805	32,772
Shanxi Securities Co. Ltd., Class A	93,240	72,351
SooChow Securities Co. Ltd., Class A	137,820	133,577
Southwest Securities Co. Ltd., Class A	137,600	76,885
Western Securities Co. Ltd., Class A	110,800	102,576
Wuxi Rural Commercial Bank Co. Ltd., Class A	60,500	50,028
Xiamen Bank Co. Ltd., Class A	10,500	9,154

(Cost $2,959,691)		2,352,024

Health Care — 9.2%
Anhui Anke Biotechnology Group Co. Ltd., Class A	47,008	63,025
Apeloa Pharmaceutical Co. Ltd., Class A	23,800	73,943
Beijing SL Pharmaceutical Co. Ltd., Class A	29,000	42,748
Blue Sail Medical Co. Ltd., Class A	26,300	34,946
China Animal Husbandry Industry Co. Ltd., Class A	25,257	47,181
China National Accord Medicines Corp. Ltd., Class A	4,873	21,016

See Notes to Financial Statements.	21

DBX ETF Trust

Schedule of Investments

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (Continued)

May 31, 2022

	Number of Shares	Value
Health Care (Continued)
China National Medicines Corp. Ltd., Class A	15,033	$63,055
China Resources Double Crane Pharmaceutical Co. Ltd., Class A	20,949	86,049
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	15,318	100,690
Contec Medical Systems Co. Ltd., Class A	4,600	18,109
Daan Gene Co. Ltd., Class A	38,918	102,433
Dian Diagnostics Group Co. Ltd., Class A	17,340	77,926
Double Medical Technology, Inc., Class A	1,600	8,214
Guangzhou Wondfo Biotech Co. Ltd., Class A *	12,140	70,379
Guizhou Bailing Group Pharmaceutical Co. Ltd., Class A *	27,000	29,809
Guizhou Xinbang Pharmaceutical Co. Ltd., Class A	49,550	35,703
Hainan Poly Pharm Co. Ltd., Class A	10,699	44,395
Haisco Pharmaceutical Group Co. Ltd., Class A *	8,600	20,393
Hubei Jumpcan Pharmaceutical Co. Ltd., Class A	14,200	48,861
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A	24,385	87,304
Jilin Aodong Pharmaceutical Group Co. Ltd., Class A	37,200	80,581
Jinyu Bio-Technology Co. Ltd., Class A	44,804	57,855
Joincare Pharmaceutical Group Industry Co. Ltd., Class A	38,356	68,317
Joinn Laboratories China Co. Ltd., Class A	6,500	103,632
Jointown Pharmaceutical Group Co. Ltd., Class A	37,000	65,681
Livzon Pharmaceutical Group, Inc., Class A	14,862	73,692
Maccura Biotechnology Co. Ltd., Class A	17,300	49,551
Micro-Tech Nanjing Co. Ltd., Class A *	2,325	35,038
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd., Class A	14,980	61,980
Porton Pharma Solutions Ltd., Class A	13,100	135,641
Sansure Biotech, Inc., Class A	4,641	33,622
Shandong Buchang Pharmaceuticals Co. Ltd., Class A	22,900	66,825
Shandong Pharmaceutical Glass Co. Ltd., Class A	19,064	74,337
Shenzhen Chipscreen Biosciences Co. Ltd., Class A *	10,249	33,194
Shenzhen Hepalink Pharmaceutical Group Co. Ltd., Class A	14,800	37,291
Shenzhen Salubris Pharmaceuticals Co. Ltd., Class A	18,300	70,673
Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A	33,100	108,143
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	34,100	90,977
Tasly Pharmaceutical Group Co. Ltd., Class A	35,800	55,452
Tianjin Chase Sun Pharmaceutical Co. Ltd., Class A	71,900	60,531

	Number of Shares	Value
Health Care (Continued)
Tianjin Pharmaceutical Da Re Tang Group Corp. Ltd., Class A	11,762	$38,887
Tonghua Dongbao Pharmaceutical Co. Ltd., Class A *	57,000	86,668
Winning Health Technology Group Co. Ltd., Class A	68,500	86,606
Yifan Pharmaceutical Co. Ltd., Class A *	29,500	56,168
Zhejiang Conba Pharmaceutical Co. Ltd., Class A *	74,940	50,293
Zhejiang Huahai Pharmaceutical Co. Ltd., Class A	35,820	104,366
Zhejiang Jiuzhou Pharmaceutical Co. Ltd., Class A	20,100	143,264
Zhejiang Medicine Co. Ltd., Class A	27,600	52,757
Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd., Class A	12,600	88,901

(Cost $3,556,294)		3,147,102

Industrials — 18.8%
AECC Aero-Engine Control Co. Ltd., Class A	32,300	133,884
AVIC Electromechanical Systems Co. Ltd., Class A (a)	92,400	156,688
AVICOPTER PLC, Class A	14,300	82,666
Beijing Bei Mo Gao Ke Friction Material Co. Ltd., Class A	9,659	89,595
Beijing Originwater Technology Co. Ltd., Class A	90,000	65,793
Beijing United Information Technology Co. Ltd., Class A	14,355	165,774
Bohai Leasing Co. Ltd., Class A *	99,700	31,962
China Baoan Group Co. Ltd., Class A	108,080	190,077
China First Heavy Industries, Class A *	118,100	53,605
China International Marine Containers Group Co. Ltd., Class A	50,620	101,839
China Meheco Co. Ltd., Class A	21,187	65,159
China Merchants Expressway Network & Technology Holdings Co. Ltd., Class A	34,443	40,503
China Merchants Port Group Co. Ltd., Class A	9,000	20,681
China National Chemical Engineering Co. Ltd., Class A	122,000	172,341
China Railway Hi-tech Industry Co. Ltd., Class A	57,400	72,572
China Southern Power Grid Energy Efficiency&Clean Energy Co. Ltd., Class A	32,900	30,951
China XD Electric Co. Ltd., Class A	86,400	63,549
CITIC Heavy Industries Co. Ltd., Class A	78,800	42,732
CMST Development Co. Ltd., Class A	37,100	33,623
COSCO SHIPPING Development Co. Ltd., Class A	151,600	71,991
Deppon Logistics Co. Ltd., Class A	13,000	26,660
Dongfang Electric Corp. Ltd., Class A	45,100	94,450
East Group Co. Ltd., Class A	46,900	50,795
Eastern Air Logistics Co. Ltd., Class A	7,200	24,171
Eternal Asia Supply Chain Management Ltd., Class A	64,700	80,445

See Notes to Financial Statements.	22

DBX ETF Trust

Schedule of Investments

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (Continued)

May 31, 2022

	Number of Shares	Value
Industrials (Continued)
Fangda Carbon New Material Co. Ltd., Class A	91,900	$97,193
Ginlong Technologies Co. Ltd., Class A	6,000	151,898
Guangshen Railway Co. Ltd., Class A *	149,600	51,095
Guangxi Liugong Machinery Co. Ltd., Class A	46,730	44,662
Guangzhou Port Co. Ltd., Class A	56,300	29,771
Hefei Meiya Optoelectronic Technology, Inc., Class A	16,100	45,173
Hongfa Technology Co. Ltd., Class A *	21,480	170,605
Infore Environment Technology Group Co. Ltd., Class A	41,400	29,087
Jiangsu Expressway Co. Ltd., Class A	18,100	22,885
Jiangsu Zhongtian Technology Co. Ltd., Class A *	98,435	270,584
Jihua Group Corp. Ltd., Class A *	116,900	53,411
Juneyao Airlines Co. Ltd., Class A	24,340	48,129
Kaishan Group Co. Ltd., Class A *	17,851	38,240
Liaoning Port Co. Ltd., Class A	236,520	60,941
Ming Yang Smart Energy Group Ltd., Class A	63,000	240,184
Ningbo Ronbay New Energy Technology Co. Ltd., Class A	10,830	150,894
North Industries Group Red Arrow Co. Ltd., Class A *	34,347	127,962
Orient Group, Inc., Class A *	122,490	54,864
Qingdao Port International Co. Ltd., Class A	30,300	25,963
Qingdao TGOOD Electric Co. Ltd., Class A	25,681	62,745
Riyue Heavy Industry Co. Ltd., Class A	19,700	63,242
Shandong Himile Mechanical Science & Technology Co. Ltd., Class A	17,600	53,653
Shandong Hi-speed Co. Ltd., Class A	23,100	20,520
Shanghai Construction Group Co. Ltd., Class A	178,000	83,727
Shanghai Environment Group Co. Ltd., Class A	30,340	45,995
Shanghai Mechanical and Electrical Industry Co. Ltd., Class A	16,949	30,975
Shanghai Tunnel Engineering Co. Ltd., Class A	76,700	69,284
Shanghai Waigaoqiao Free Trade Zone Group Co. Ltd., Class A	15,200	31,558
Shanxi Coal International Energy Group Co. Ltd., Class A	39,000	104,810
Shenzhen Airport Co. Ltd., Class A *	46,100	45,302
Shenzhen Tagen Group Co. Ltd., Class A	52,609	56,033
Siasun Robot & Automation Co. Ltd., Class A *	54,000	65,766
Sichuan Road & Bridge Co. Ltd., Class A	58,300	92,837
Sieyuan Electric Co. Ltd., Class A	24,980	136,772
Sinochem International Corp., Class A	58,500	58,189
Sinoma International Engineering Co., Class A	46,650	59,749
Sinotrans Ltd., Class A	62,500	37,076
State Grid Yingda Co. Ltd., Class A	76,500	60,049
STO Express Co. Ltd., Class A *	25,000	41,869

	Number of Shares	Value
Industrials (Continued)
Suzhou Gold Mantis Construction Decoration Co. Ltd., Class A	50,900	$38,887
Suzhou Maxwell Technologies Co. Ltd., Class A	3,360	189,751
TangShan Port Group Co. Ltd., Class A	125,174	51,004
Tian Di Science & Technology Co. Ltd., Class A	71,500	53,982
Tianjin Port Co. Ltd., Class A	63,676	40,254
Wolong Electric Group Co. Ltd., Class A	38,139	70,788
Xiamen C & D, Inc., Class A	67,800	135,387
Xiamen ITG Group Corp. Ltd., Class A	58,148	69,163
Xuji Electric Co. Ltd., Class A	24,800	71,999
Yantai Eddie Precision Machinery Co. Ltd., Class A	15,240	41,984
YTO Express Group Co. Ltd., Class A	51,300	156,539
Yutong Bus Co. Ltd., Class A	58,000	70,551
Zhefu Holding Group Co. Ltd., Class A	88,800	61,856
Zhejiang HangKe Technology, Inc. Co., Class A *	5,072	45,208
Zhejiang Wanliyang Co. Ltd., Class A *	28,800	32,659
Zhejiang Weiming Environment Protection Co. Ltd., Class A	15,376	66,060
Zhejiang Weixing New Building Materials Co. Ltd., Class A	26,080	71,691
Zhengzhou Coal Mining Machinery Group Co. Ltd., Class A	37,700	73,982
Zhongshan Broad Ocean Motor Co. Ltd., Class A	78,400	65,652
Zhuzhou Kibing Group Co. Ltd., Class A	64,500	106,381

(Cost $6,203,453)		6,409,976

Information Technology — 17.1%
3peak, Inc., Class A	1,241	101,968
Accelink Technologies Co. Ltd., Class A	18,922	46,175
Addsino Co. Ltd., Class A	52,300	89,863
Aisino Corp., Class A	45,400	75,491
Amlogic Shanghai Co. Ltd., Class A *	9,877	159,396
Arcsoft Corp. Ltd., Class A	7,993	28,677
Beijing E-Hualu Information Technology Co. Ltd., Class A	16,140	39,071
Beijing Orient National Communication Science & Technology Co. Ltd., Class A *	32,919	43,199
Beijing Shiji Information Technology Co. Ltd., Class A	18,225	56,022
Beijing Sinnet Technology Co. Ltd., Class A	49,700	72,739
Beijing Thunisoft Corp. Ltd., Class A	32,800	34,296
Beijing Yuanliu Hongyuan Electronic Technology Co. Ltd., Class A *	5,800	109,736
Beijing Zhong Ke San Huan High-Tech Co. Ltd., Class A	41,300	72,694
China National Software & Service Co. Ltd., Class A *	12,100	71,525
China TransInfo Technology Co. Ltd., Class A	44,400	57,999
China Zhenhua Group Science & Technology Co. Ltd., Class A	14,625	261,368

See Notes to Financial Statements.	23

DBX ETF Trust

Schedule of Investments

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (Continued)

May 31, 2022

	Number of Shares	Value
Information Technology (Continued)
DHC Software Co. Ltd., Class A	79,300	$70,325
Eastern Communications Co. Ltd., Class A	22,700	35,366
Fiberhome Telecommunication Technologies Co. Ltd., Class A	29,600	62,699
Fujian Star-net Communication Co. Ltd., Class A	19,800	64,482
GCL System Integration Technology Co. Ltd., Class A *	167,400	80,997
GRG Banking Equipment Co. Ltd., Class A	52,800	70,711
Guangdong Fenghua Advanced Technology Holding Co. Ltd., Class A	30,100	77,104
Guangzhou Haige Communications Group, Inc. Co., Class A	78,200	109,765
Hangzhou Lion Electronics Co. Ltd., Class A	16,280	150,423
Hengdian Group DMEGC Magnetics Co. Ltd., Class A	33,100	113,251
Hengtong Optic-electric Co. Ltd., Class A	77,000	141,416
Huagong Tech Co. Ltd., Class A	41,359	126,700
Ingenic Semiconductor Co. Ltd., Class A	7,800	108,666
IRICO Display Devices Co. Ltd., Class A *	57,300	38,283
Leyard Optoelectronic Co. Ltd., Class A	82,700	77,057
MLS Co. Ltd., Class A	37,273	50,475
Neusoft Corp., Class A *	36,100	54,295
Newland Digital Technology Co. Ltd., Class A	34,240	63,910
Ninestar Corp., Class A	25,445	167,295
PCI Technology Group Co. Ltd., Class A	59,350	54,767
Raytron Technology Co. Ltd., Class A	10,906	64,010
Rockchip Electronics Co. Ltd., Class A	6,700	81,799
Shanghai 2345 Network Holding Group Co. Ltd., Class A *	243,048	79,007
Shanghai Aiko Solar Energy Co. Ltd., Class A	33,200	120,754
Shanghai Belling Co. Ltd., Class A	23,300	62,094
Shanghai Friendess Electronic Technology Corp. Ltd., Class A	1,700	53,141
Shenzhen Aisidi Co. Ltd., Class A	31,200	38,465
Shenzhen Everwin Precision Technology Co. Ltd., Class A	34,136	50,574
Shenzhen Huaqiang Industry Co. Ltd., Class A	13,840	25,439
Shenzhen Kaifa Technology Co. Ltd., Class A	39,200	64,418
Shenzhen Kingdom Sci-Tech Co. Ltd., Class A	28,200	40,597
Shenzhen Kinwong Electronic Co. Ltd., Class A *	11,320	39,020
Shenzhen SC New Energy Technology Corp., Class A	8,400	89,215
Shenzhen Sunlord Electronics Co. Ltd., Class A	26,700	105,472
Shenzhen Suntak Circuit Technology Co. Ltd., Class A	15,800	26,935
Shenzhen Sunway Communication Co. Ltd., Class A	39,000	90,555
Sinosoft Co. Ltd., Class A	14,820	47,798

	Number of Shares	Value
Information Technology (Continued)
StarPower Semiconductor Ltd., Class A	2,100	$119,856
State Grid Information & Communication Co. Ltd., Class A	19,900	43,225
Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	55,100	155,259
Taiji Computer Corp. Ltd., Class A	17,019	47,853
Tianjin 712 Communication & Broadcasting Co. Ltd., Class A	13,200	54,259
Tianma Microelectronics Co. Ltd., Class A	50,700	71,696
Tianshui Huatian Technology Co. Ltd., Class A	93,800	121,263
TongFu Microelectronics Co. Ltd., Class A	38,800	81,256
Topsec Technologies Group, Inc., Class A	47,780	66,351
Venustech Group, Inc., Class A *	30,000	81,298
Verisilicon Microelectronics Shanghai Co. Ltd., Class A *	10,256	69,567
Visionox Technology, Inc., Class A *	39,600	38,025
Wangsu Science & Technology Co. Ltd., Class A	98,900	75,410
Westone Information Industry, Inc., Class A	23,904	128,481
Wonders Information Co. Ltd., Class A *	47,594	62,884
Wuhu Token Science Co. Ltd., Class A	98,400	101,857
Wuxi Taiji Industry Co. Ltd., Class A	64,400	69,074
Xiamen Faratronic Co. Ltd., Class A	5,600	147,099
Yangtze Optical Fibre and Cable Joint Stock Ltd. Co., Class A	5,300	21,850
Zhejiang Crystal-Optech Co. Ltd., Class A	46,162	77,242
Zhongji Innolight Co. Ltd., Class A	22,600	108,810

(Cost $7,011,977)		5,860,114

Materials — 19.9%
ADAMA Ltd., Class A	17,100	29,919
Angang Steel Co. Ltd., Class A	94,000	48,863
BBMG Corp., Class A	164,500	69,245
Beijing Sanju Environmental Protection and New Material Co. Ltd., Class A *	58,500	41,188
Beijing Shougang Co. Ltd., Class A	53,200	35,464
Bluestar Adisseo Co., Class A	17,400	25,466
Cathay Biotech, Inc., Class A	5,126	67,727
Chengzhi Co. Ltd., Class A *	25,209	40,293
Chifeng Jilong Gold Mining Co. Ltd., Class A *	54,400	129,735
China Hainan Rubber Industry Group Co. Ltd., Class A	72,500	51,045
China Nonferrous Metal Industry’s Foreign Engineering and Construction Co. Ltd., Class A *	58,400	38,931
China West Construction Group Co. Ltd., Class A	20,900	24,358
Chongqing Iron & Steel Co. Ltd., Class A *	260,800	73,057
COFCO Biotechnology Co. Ltd., Class A	45,285	67,363
CSG Holding Co. Ltd., Class A	55,761	51,957
Fangda Special Steel Technology Co. Ltd., Class A	52,746	65,107
Fushun Special Steel Co. Ltd., Class A *	63,700	157,926
Gansu Jiu Steel Group Hongxing Iron & Steel Co. Ltd., Class A *	122,500	35,417

See Notes to Financial Statements.	24

DBX ETF Trust

Schedule of Investments

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (Continued)

May 31, 2022

	Number of Shares	Value
Materials (Continued)
GEM Co. Ltd., Class A	192,952	$212,448
Guangdong HEC Technology Holding Co. Ltd., Class A *	61,305	66,764
Guangdong Hongda Holdings Group Co. Ltd., Class A	19,200	64,484
Guangdong Tapai Group Co. Ltd., Class A	33,000	43,700
Hainan Mining Co. Ltd., Class A *	16,800	20,612
Hangzhou Iron & Steel Co., Class A *	53,110	41,212
Hangzhou Oxygen Plant Group Co. Ltd., Class A	15,600	72,304
Hesteel Co. Ltd., Class A	163,200	57,452
Hongda Xingye Co. Ltd., Class A	102,078	55,508
Huabao Flavours & Fragrances Co. Ltd., Class A	4,900	18,938
Huaibei Mining Holdings Co. Ltd., Class A *	39,500	90,414
Huapont Life Sciences Co. Ltd., Class A *	64,750	53,057
Huaxin Cement Co. Ltd., Class A	26,972	80,122
Hubei Xingfa Chemicals Group Co. Ltd., Class A	31,320	176,317
Hunan Gold Corp. Ltd., Class A *	34,700	47,719
Hunan Valin Steel Co. Ltd., Class A *	164,820	132,340
Inner Mongolia Dazhong Mining Co. Ltd., Class A	9,500	17,334
Jiangsu Shagang Co. Ltd., Class A *	68,700	50,016
Jiangsu Yangnong Chemical Co. Ltd., Class A	7,600	167,825
Jiangsu Yoke Technology Co. Ltd., Class A	11,496	84,211
Jinduicheng Molybdenum Co. Ltd., Class A	44,500	49,730
Levima Advanced Materials Corp., Class A	8,300	34,179
Lianhe Chemical Technology Co. Ltd., Class A	29,959	66,915
Liuzhou Iron & Steel Co. Ltd., Class A	18,100	11,605
Luxi Chemical Group Co. Ltd., Class A *	45,500	131,548
Maanshan Iron & Steel Co. Ltd., Class A	94,500	55,068
Nanjing Hanrui Cobalt Co. Ltd., Class A	8,800	71,001
Nanjing Iron & Steel Co. Ltd., Class A	121,300	58,329
Ningbo Shanshan Co. Ltd., Class A	46,261	158,141
ORG Technology Co. Ltd., Class A	70,050	51,628
Pangang Group Vanadium Titanium & Resources Co. Ltd., Class A *	174,400	87,520
Red Avenue New Materials Group Co. Ltd., Class A	7,400	31,715
Rising Nonferrous Metals Share Co. Ltd., Class A *	7,300	39,936
Sansteel Minguang Co. Ltd. Fujian, Class A	47,050	48,774
SGIS Songshan Co. Ltd., Class A	45,200	24,579
Shaanxi Beiyuan Chemical Industry Group Co. Ltd., Class A *	19,900	23,222
Shandong Chenming Paper Holdings Ltd., Class A	48,250	40,260
Shandong Iron and Steel Co. Ltd., Class A	217,730	53,817

	Number of Shares	Value
Materials (Continued)
Shandong Sinocera Functional Material Co. Ltd., Class A	32,500	$173,564
Shandong Sun Paper Industry JSC Ltd., Class A	64,400	116,924
Shanghai Huayi Group Co. Ltd., Class A	22,600	30,029
Shanxi Meijin Energy Co. Ltd., Class A *	102,100	177,113
Shanxi Taigang Stainless Steel Co. Ltd., Class A	90,900	78,706
Shanying International Holding Co. Ltd., Class A	124,200	53,026
Shenghe Resources Holding Co. Ltd., Class A	56,490	149,529
Shenzhen Capchem Technology Co. Ltd., Class A	20,880	125,739
Shenzhen Jinjia Group Co. Ltd., Class A	42,200	56,515
Shenzhen YUTO Packaging Technology Co. Ltd., Class A	15,340	63,217
Shenzhen Zhongjin Lingnan Nonfemet Co. Ltd., Class A	107,700	69,213
Sichuan Hebang Biotechnology Co. Ltd., Class A	249,180	126,913
Sinoma Science & Technology Co. Ltd., Class A *	27,100	91,544
Tangshan Jidong Cement Co. Ltd., Class A	37,981	57,977
Tangshan Sanyou Chemical Industries Co. Ltd., Class A	49,200	54,392
Tianshan Aluminum Group Co. Ltd., Class A	55,600	59,802
Tongling Nonferrous Metals Group Co. Ltd., Class A	297,600	143,997
Transfar Zhilian Co. Ltd., Class A	50,000	47,338
Weihai Guangwei Composites Co. Ltd., Class A	12,600	103,869
Western Mining Co. Ltd., Class A	77,200	139,470
Xiamen Tungsten Co. Ltd., Class A	34,820	102,183
Xinfengming Group Co. Ltd., Class A	30,016	53,733
Xinjiang Tianshan Cement Co. Ltd., Class A *	24,000	43,862
Xinjiang Zhongtai Chemical Co. Ltd., Class A	71,100	83,290
Xinxing Ductile Iron Pipes Co. Ltd., Class A	93,350	69,081
Xinyu Iron & Steel Co. Ltd., Class A	75,500	63,788
Yintai Gold Co. Ltd., Class A	68,208	104,527
Yunnan Aluminium Co. Ltd., Class A *	74,600	129,074
Yunnan Chihong Zinc & Germanium Co. Ltd., Class A	144,900	107,229
Yunnan Copper Co. Ltd., Class A	42,500	70,860
Yunnan Tin Co. Ltd., Class A	40,430	102,476
Zhejiang Hailiang Co. Ltd., Class A	49,000	76,926
Zhejiang Juhua Co. Ltd., Class A	54,790	95,865
Zhejiang Runtu Co. Ltd., Class A	37,500	46,401
Zhejiang Sanmei Chemical Industry Co. Ltd., Class A	7,460	22,306
Zibo Qixiang Tengda Chemical Co. Ltd., Class A	56,821	67,329

(Cost $6,114,280)		6,801,612

See Notes to Financial Statements.	25

DBX ETF Trust

Schedule of Investments

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (Continued)

May 31, 2022

	Number of Shares	Value
Real Estate — 3.7%
Beijing Capital Development Co. Ltd., Class A	47,700	$34,941
Beijing Urban Construction Investment & Development Co. Ltd., Class A	49,720	30,462
China Merchants Property Operation & Service Co. Ltd., Class A	16,900	43,595
China Sports Industry Group Co. Ltd., Class A	32,901	39,774
Cinda Real Estate Co. Ltd., Class A *	31,600	26,509
Financial Street Holdings Co. Ltd., Class A	47,800	41,173
Grandjoy Holdings Group Co. Ltd., Class A *	53,400	30,637
Hangzhou Binjiang Real Estate Group Co. Ltd., Class A	49,900	56,511
Jiangsu Zhongnan Construction Group Co. Ltd., Class A	74,600	36,432
Jinke Properties Group Co. Ltd., Class A	121,900	57,339
Nanjing Gaoke Co. Ltd., Class A	34,220	55,619
Red Star Macalline Group Corp. Ltd., Class A *	18,300	15,078
RiseSun Real Estate Development Co. Ltd., Class A	83,000	38,420
Shanghai Jinqiao Export Processing Zone Development Co. Ltd., Class A	13,450	29,739
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class A *	33,700	55,329
Shanghai Shimao Co. Ltd., Class A	41,700	18,616
Shanghai SMI Holding Co. Ltd., Class A	50,900	34,846
Shanghai Zhangjiang High-Tech Park Development Co. Ltd., Class A	31,800	58,975
Sichuan Languang Development Co. Ltd., Class A *	59,565	15,437
Suning Universal Co. Ltd., Class A *	60,200	32,915
Tianjin Guangyu Development Co. Ltd., Class A	22,800	45,733
Xiangcai Co. Ltd., Class A *	23,600	25,984
Xinhu Zhongbao Co. Ltd., Class A	168,100	70,257
Yango Group Co. Ltd., Class A	89,300	31,972
Youngor Group Co. Ltd., Class A	113,700	119,738
Zhejiang China Commodities City Group Co. Ltd., Class A	112,700	91,335

	Number of Shares	Value
Real Estate (Continued)
Zhongtian Financial Group Co. Ltd., Class A *	170,600	$43,701
Zhuhai Huafa Properties Co. Ltd., Class A	64,940	67,319

(Cost $1,488,345)		1,248,386

Utilities — 3.7%
Beijing Capital Eco-Environment Protection Group Co. Ltd., Class A	178,290	77,988
CECEP Wind-Power Corp., Class A	122,300	84,275
Chengdu Xingrong Environment Co. Ltd., Class A	73,500	57,915
Chongqing Gas Group Corp. Ltd., Class A	13,800	15,029
Datang International Power Generation Co. Ltd., Class A	100,700	37,864
ENN Natural Gas Co. Ltd., Class A	34,400	94,303
Guangdong Baolihua New Energy Stock Co. Ltd., Class A	84,900	55,451
Guangxi Guiguan Electric Power Co. Ltd., Class A	96,500	89,771
Huadian Power International Corp. Ltd., Class A	128,900	76,079
Hubei Energy Group Co. Ltd., Class A	78,000	52,931
Inner Mongolia MengDian HuaNeng Thermal Power Corp. Ltd., Class A	131,100	76,985
Jinko Power Technology Co. Ltd., Class A	45,400	35,977
Luenmei Quantum Co. Ltd., Class A	35,950	38,505
Shanghai Electric Power Co. Ltd., Class A *	31,400	47,037
Shenergy Co. Ltd., Class A	98,549	84,444
Shenzhen Energy Group Co. Ltd., Class A	76,260	72,199
Shenzhen Gas Corp. Ltd., Class A	24,200	25,231
Wintime Energy Co. Ltd., Class A *	882,100	216,709
Zhongshan Public Utilities Group Co. Ltd., Class A	36,460	41,837

(Cost $1,317,660)		1,280,530

TOTAL COMMON STOCKS (Cost $35,160,575)		34,014,262

TOTAL INVESTMENTS — 99.5% (Cost $35,160,575)		$34,014,262
Other assets and liabilities, net — 0.5%		165,257

NET ASSETS — 100.0%		$34,179,519

*	Non-income producing security.
(a)	Investment was valued using significant unobservable inputs.

JSC:	Joint Stock Company

See Notes to Financial Statements.	26

DBX ETF Trust

Schedule of Investments

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (Continued)

May 31, 2022

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2022 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$33,857,574	$—	$156,688	$34,014,262

TOTAL	$33,857,574	$—	$156,688	$34,014,262

(a)	See Schedule of Investments for additional detailed categorizations.

During the year ended May 31, 2022, the amount of transfers from Level 1 to Level 3 was $ 138,983. The investment was transferred from Level 1 to Level 3 due to the lack of observable market data due to a decrease in market activity.

See Notes to Financial Statements.	27

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All China Equity ETF

May 31, 2022

	Number of Shares	Value
COMMON STOCKS — 50.1%
Communication Services — 11.3%
Alibaba Pictures Group Ltd. *	35,447	$3,117
Autohome, Inc., ADR	182	6,614
Baidu, Inc., ADR *	729	102,315
Bilibili, Inc., ADR *(a)	439	9,812
China Literature Ltd., 144A *	1,122	4,927
China Tower Corp. Ltd., Class H, 144A	111,763	13,106
iQIYI, Inc., ADR *	872	3,575
JOYY, Inc., ADR (a)	146	6,189
Kanzhun Ltd., ADR *	222	4,489
Kingsoft Corp. Ltd.	2,359	7,923
Kuaishou Technology, 144A *	4,442	43,030
NetEase, Inc.	5,299	114,955
Tencent Holdings Ltd.	15,960	737,221
Tencent Music Entertainment Group, ADR *	1,862	7,783
Weibo Corp., ADR *	181	3,982

(Cost $1,201,593)		1,069,038

Consumer Discretionary — 16.4%
Alibaba Group Holding Ltd. *	38,698	474,751
Alibaba Health Information Technology Ltd. *	11,776	6,004
ANTA Sports Products Ltd.	3,128	35,683
Bosideng International Holdings Ltd.	8,327	4,426
Brilliance China Automotive Holdings Ltd. *(b)	21,577	20,077
BYD Co. Ltd., Class H	2,103	75,054
China Meidong Auto Holdings Ltd.	1,633	5,870
China Ruyi Holdings Ltd. *(a)	10,742	3,067
Dongfeng Motor Group Co. Ltd., Class H	7,939	6,243
Fuyao Glass Industry Group Co. Ltd., Class H, 144A	1,475	7,163
Geely Automobile Holdings Ltd. *	15,670	29,960
Great Wall Motor Co. Ltd., Class H	8,252	14,851
Guangzhou Automobile Group Co. Ltd., Class H	7,731	7,322
Haidilao International Holding Ltd., 144A (a)	2,876	5,719
Haier Smart Home Co. Ltd., Class H	5,837	20,794
Huazhu Group Ltd., ADR	497	16,152
JD Health International, Inc., 144A *(a)	2,855	18,177
JD.com, Inc., Class A	5,107	147,113
Jiumaojiu International Holdings Ltd., 144A (a)	1,882	4,409
Li Auto, Inc., ADR *	1,396	34,998
Li Ning Co. Ltd.	6,137	47,872
Meituan, Class B, 144A *	10,468	249,507
Minth Group Ltd.	2,203	5,714
New Oriental Education & Technology Group, Inc., ADR *	442	5,772
NIO, Inc., ADR *(a)	3,355	58,343
Pinduoduo, Inc., ADR *	1,120	56,392
Ping An Healthcare and Technology Co. Ltd., 144A *(a)	1,283	3,451
Pop Mart International Group Ltd., 144A *	1,441	5,556
Shenzhou International Group Holdings Ltd.	2,108	29,153

	Number of Shares	Value
Consumer Discretionary (Continued)
TAL Education Group, ADR *	1,101	$4,514
Tongcheng Travel Holdings Ltd. *	3,134	6,016
Topsports International Holdings Ltd., 144A	4,063	3,014
Trip.com Group Ltd., ADR *	1,383	30,509
Vipshop Holdings Ltd., ADR *	1,151	10,704
XPeng, Inc., ADR *	1,081	25,403
Xtep International Holdings Ltd.	3,379	4,867
Yadea Group Holdings Ltd., 144A (a)	2,762	4,485
Yum China Holdings, Inc.	1,087	49,415
Zhongsheng Group Holdings Ltd.	1,566	11,118

(Cost $2,236,607)		1,549,638

Consumer Staples — 1.9%
Anhui Gujing Distillery Co. Ltd., Class B	306	4,496
China Feihe Ltd., 144A	9,366	9,479
China Mengniu Dairy Co. Ltd. *	8,129	41,756
China Resources Beer Holdings Co. Ltd.	4,140	25,910
Dali Foods Group Co. Ltd., 144A	6,297	3,178
Hengan International Group Co. Ltd.	1,716	8,519
Nongfu Spring Co. Ltd., Class H, 144A	4,592	25,636
RLX Technology, Inc., ADR *	1,434	2,839
Smoore International Holdings Ltd., 144A (a)	4,956	12,179
Tingyi Cayman Islands Holding Corp.	5,240	9,284
Tsingtao Brewery Co. Ltd., Class H	1,385	11,969
Uni-President China Holdings Ltd.	3,972	3,210
Vinda International Holdings Ltd. (a)	1,165	2,919
Want Want China Holdings Ltd.	12,768	12,710
Yihai International Holding Ltd. *(a)	1,237	3,839

(Cost $199,197)		177,923

Energy — 1.2%
China Coal Energy Co. Ltd., Class H *	5,241	4,810
China Oilfield Services Ltd., Class H	4,969	5,890
China Petroleum & Chemical Corp., Class H	64,291	31,057
China Shenhua Energy Co. Ltd., Class H	8,680	29,042
China Suntien Green Energy Corp. Ltd., Class H *	3,413	1,992
PetroChina Co. Ltd., Class H	53,923	28,936
Yankuang Energy Group Co. Ltd., Class H	4,169	13,710

(Cost $104,096)		115,437

Financials — 8.0%
360 DigiTech, Inc., ADR	241	3,791
Agricultural Bank of China Ltd., Class H	75,156	28,643
Bank of China Ltd., Class H *	203,074	81,535
Bank of Communications Co. Ltd., Class H	22,989	15,677
China Cinda Asset Management Co. Ltd., Class H	23,162	3,926
China CITIC Bank Corp. Ltd., Class H	23,619	11,440
China Construction Bank Corp., Class H	245,663	182,864
China Everbright Bank Co. Ltd., Class H	9,978	3,281
China Galaxy Securities Co. Ltd., Class H	9,209	5,083
China Huarong Asset Management Co. Ltd., Class H, 144A *	82,025	3,659

See Notes to Financial Statements.	28

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All China Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
Financials (Continued)
China International Capital Corp. Ltd., Class H, 144A *	3,949	$7,520
China Life Insurance Co. Ltd., Class H	19,150	29,388
China Merchants Bank Co. Ltd., Class H	10,035	63,953
China Minsheng Banking Corp. Ltd., Class H (a)	15,297	5,927
China Pacific Insurance Group Co. Ltd., Class H	6,925	16,206
China Taiping Insurance Holdings Co. Ltd.	4,280	4,921
CITIC Securities Co. Ltd., Class H (a)	5,348	11,575
Far East Horizon Ltd.	4,654	4,129
GF Securities Co. Ltd., Class H *	2,905	3,836
Haitong Securities Co. Ltd., Class H	8,031	5,691
Huatai Securities Co. Ltd., Class H, 144A	3,828	5,357
Industrial & Commercial Bank of China Ltd., Class H	144,207	86,573
Lufax Holding Ltd., ADR	2,150	13,524
New China Life Insurance Co. Ltd., Class H	2,487	6,514
People’s Insurance Co. Group of China Ltd., Class H	21,937	6,906
PICC Property & Casualty Co. Ltd., Class H	18,259	17,734
Ping An Insurance Group Co. of China Ltd., Class H	16,157	103,587
Postal Savings Bank of China Co. Ltd., Class H, 144A (a)	20,860	15,501
ZhongAn Online P&C Insurance Co. Ltd., Class H, 144A *(a)	1,812	6,074

(Cost $928,711)		754,815

Health Care — 2.4%
3SBio, Inc., 144A *	4,044	3,005
BeiGene Ltd., ADR *	122	16,741
CanSino Biologics, Inc., Class H, 144A *	200	2,015
China Medical System Holdings Ltd.	3,674	5,432
China Traditional Chinese Medicine Holdings Co. Ltd.	5,879	3,102
CSPC Pharmaceutical Group Ltd.	23,007	24,633
Genscript Biotech Corp. *	3,114	9,208
Hangzhou Tigermed Consulting Co. Ltd., Class H, 144A	361	3,483
Hansoh Pharmaceutical Group Co. Ltd., 144A	3,058	5,511
HUTCHMED China Ltd., ADR *	217	2,283
Hygeia Healthcare Holdings Co. Ltd., 144A (a)	886	4,918
Innovent Biologics, Inc., 144A *	2,642	8,200
Jinxin Fertility Group Ltd., 144A *	3,901	3,063
Legend Biotech Corp., ADR *(a)	120	5,075
Microport Scientific Corp. (a)	1,687	3,342
Pharmaron Beijing Co. Ltd., Class H, 144A	350	4,223
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	5,882	6,530
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	1,421	5,986
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	2,017	3,286
Sino Biopharmaceutical Ltd.	27,491	15,453

	Number of Shares	Value
Health Care (Continued)
Sinopharm Group Co. Ltd., Class H	3,524	$8,741
WuXi AppTec Co. Ltd., Class H, 144A	906	11,184
Wuxi Biologics Cayman, Inc., 144A *	9,151	67,651
Zai Lab Ltd., ADR *	212	6,169

(Cost $263,106)		229,234

Industrials — 2.0%
Air China Ltd., Class H *	4,793	3,494
AviChina Industry & Technology Co. Ltd., Class H	6,585	3,794
Beijing Capital International Airport Co. Ltd., Class H *	6,223	3,649
BOC Aviation Ltd., 144A	547	4,518
China Communications Services Corp. Ltd., Class H	6,281	2,946
China Conch Venture Holdings Ltd.	4,380	11,389
China Everbright Environment Group Ltd.	9,775	5,881
China Lesso Group Holdings Ltd.	2,852	3,664
China Merchants Port Holdings Co. Ltd.	3,382	6,414
China Railway Group Ltd., Class H	10,609	7,343
China Southern Airlines Co. Ltd., Class H *	4,449	2,455
China State Construction International Holdings Ltd.	5,342	6,285
CITIC Ltd.	15,281	17,159
COSCO SHIPPING Holdings Co. Ltd., Class H *	8,399	14,881
COSCO SHIPPING Ports Ltd.	4,789	3,608
CRRC Corp. Ltd., Class H	11,391	4,574
Fosun International Ltd.	6,571	6,684
Haitian International Holdings Ltd.	1,692	4,346
Jiangsu Expressway Co. Ltd., Class H	3,209	3,317
Orient Overseas International Ltd.	338	10,383
Sany Heavy Equipment International Holdings Co. Ltd. *	3,300	3,323
Shenzhen International Holdings Ltd.	3,917	3,774
Sinotruk Hong Kong Ltd.	2,130	3,024
Weichai Power Co. Ltd., Class H	5,168	8,036
Xinjiang Goldwind Science & Technology Co. Ltd., Class H (a)	1,604	2,629
Zhejiang Expressway Co. Ltd., Class H *	3,794	3,351
Zhuzhou CRRC Times Electric Co. Ltd.	1,243	5,323
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	5,127	3,163
ZTO Express Cayman, Inc., ADR	1,076	28,987

(Cost $205,634)		188,394

Information Technology — 2.2%
AAC Technologies Holdings, Inc. (a)	1,917	4,168
BYD Electronic International Co. Ltd. (a)	1,737	3,857
Chinasoft International Ltd. *	7,176	6,604
Daqo New Energy Corp., ADR *	151	7,384
Flat Glass Group Co. Ltd., Class H *	1,196	4,977
GDS Holdings Ltd., ADR *(a)	242	6,774
Hua Hong Semiconductor Ltd., 144A *	1,381	5,237
Kingboard Holdings Ltd.	1,712	8,205
Kingboard Laminates Holdings Ltd.	2,458	4,129
Kingdee International Software Group Co. Ltd. *	6,838	13,492

See Notes to Financial Statements.	29

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All China Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
Information Technology (Continued)
Lenovo Group Ltd.	18,976	$18,721
Ming Yuan Cloud Group Holdings Ltd. *	1,396	1,724
Sunny Optical Technology Group Co. Ltd.	1,822	28,750
TravelSky Technology Ltd., Class H	2,500	4,066
Xiaomi Corp., Class B, 144A *	39,285	60,789
Xinyi Solar Holdings Ltd.	12,842	22,883
ZTE Corp., Class H	2,241	4,936

(Cost $209,057)		206,696

Materials — 1.1%
Aluminum Corp. of China Ltd., Class H *	10,485	4,784
Anhui Conch Cement Co. Ltd., Class H	3,285	16,665
China Hongqiao Group Ltd. (a)	6,020	7,474
China Molybdenum Co. Ltd., Class H	9,155	4,492
China National Building Material Co. Ltd., Class H *	9,961	12,582
China Resources Cement Holdings Ltd.	6,419	5,081
Dongyue Group Ltd.	3,220	4,092
Ganfeng Lithium Co. Ltd., Class H, 144A (a)	718	9,225
Jiangxi Copper Co. Ltd., Class H	2,915	4,741
MMG Ltd. *	9,431	4,015
Nine Dragons Paper Holdings Ltd.	4,347	3,906
Shandong Gold Mining Co. Ltd., Class H, 144A	1,792	3,189
Zhaojin Mining Industry Co. Ltd., Class H	3,019	2,628
Zijin Mining Group Co. Ltd., Class H	15,196	20,647

(Cost $84,350)		103,521

Real Estate — 2.2%
A-Living Smart City Services Co. Ltd., 144A *	1,870	2,984
China Evergrande Group (b)	8,413	1,769
China Jinmao Holdings Group Ltd.	15,984	4,319
China Overseas Land & Investment Ltd.	9,766	28,381
China Overseas Property Holdings Ltd.	2,910	3,386
China Resources Land Ltd.	8,336	37,188
China Resources Mixc Lifestyle Services Ltd., 144A	1,593	7,858
China Vanke Co. Ltd., Class H	4,259	9,424
CIFI Ever Sunshine Services Group Ltd.	2,252	2,612
CIFI Holdings Group Co. Ltd.	9,227	4,011
Country Garden Holdings Co. Ltd. (a)	21,279	13,344
Country Garden Services Holdings Co. Ltd.	5,266	20,875
Greentown China Holdings Ltd.	2,390	4,143
Greentown Service Group Co. Ltd.	4,359	4,395
Hopson Development Holdings Ltd. (a)	1,880	3,063
KE Holdings, Inc., ADR *	800	10,720
Logan Group Co. Ltd. (b)	5,284	1,468
Longfor Group Holdings Ltd., 144A	4,820	24,052
Seazen Group Ltd. *	5,983	2,540
Shimao Group Holdings Ltd. (a)(b)	4,310	2,428
Shimao Services Holdings Ltd., 144A *(b)	2,540	1,360
Sunac China Holdings Ltd. (b)	7,560	4,413
Wharf Holdings Ltd.	3,146	10,526
Yuexiu Property Co. Ltd.	3,660	3,979

(Cost $339,679)		209,238

	Number of Shares	Value
Utilities — 1.4%
Beijing Enterprises Holdings Ltd.	1,326	$4,648
Beijing Enterprises Water Group Ltd.	11,993	3,974
CGN Power Co. Ltd., Class H, 144A	24,574	6,452
China Gas Holdings Ltd.	7,997	11,926
China Longyuan Power Group Corp. Ltd., Class H	8,772	18,851
China Power International Development Ltd.	11,918	6,061
China Resources Gas Group Ltd.	2,456	10,284
China Resources Power Holdings Co. Ltd.	5,151	10,610
ENN Energy Holdings Ltd.	2,036	31,219
Guangdong Investment Ltd.	7,782	9,820
Huaneng Power International, Inc., Class H (a)	9,334	4,747
Kunlun Energy Co. Ltd.	10,234	8,818

(Cost $121,273)		127,410

TOTAL COMMON STOCKS (Cost $5,893,303)		4,731,344

EXCHANGE-TRADED FUNDS — 49.6%
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (c)	15,545	506,451
Xtrackers MSCI China A Inclusion Equity ETF (c)	175,774	4,186,445

TOTAL EXCHANGE-TRADED FUNDS (Cost $5,343,920)		4,692,896

SECURITIES LENDING COLLATERAL — 0.5%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.68% (d)(e) (Cost $46,367)	46,367	46,367

CASH EQUIVALENTS — 0.1%
DWS Government Money Market Series “Institutional Shares”, 0.72% (d) (Cost $6,466)	6,466	6,466

TOTAL INVESTMENTS — 100.3% (Cost $11,290,056)		$9,477,073
Other assets and liabilities, net — (0.3%)		(32,721)

NET ASSETS — 100.0%		$9,444,352

See Notes to Financial Statements.	30

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All China Equity ETF (Continued)

May 31, 2022

A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2022 is as follows:

Value ($) at 5/31/2021	Purchases Cost ($)	Sales Proceeds ($)		Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 5/31/2022	Value ($) at 5/31/2022
EXCHANGE-TRADED FUNDS — 49.6%
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (c)
1,716,704	77,334	(1,251,545)		108,768	(144,810)	9,116	—	15,545	506,451
Xtrackers MSCI China A Inclusion Equity ETF (c)
13,524,060	272,424	(7,628,084)		2,162,172	(4,144,127)	81,421	—	175,774	4,186,445

SECURITIES LENDING COLLATERAL — 0.5%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.68% (d)(e)
1,306,704	—	(1,260,337	)(f)	—	—	97	—	46,367	46,367

CASH EQUIVALENTS — 0.1%
DWS Government Money Market Series “Institutional Shares”, 0.72% (d)
4,222	534,437	(532,193)		—	—	11	—	6,466	6,466

16,551,690	884,195	(10,672,159)		2,270,940	(4,288,937)	90,645	—	244,152	4,745,729

*	Non-income producing security.
(a)

All or a portion of these securities were on loan. In addition, “Other assets and liabilities, net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2022 amounted to $219,503, which is 2.3% of net assets.

(b)	Investment was valued using significant unobservable inputs.
(c)	Affiliated fund advised by DBX Advisors LLC.
(d)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(e)

Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $190,447.

(f)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended May 31, 2022.

ADR:	American Depositary Receipt
144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2022 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$4,699,829	$—	$31,515	$4,731,344
Exchange-Traded Funds	4,692,896	—	—	4,692,896
Short-Term Investments (a)	52,833	—	—	52,833

TOTAL	$9,445,558	$—	$31,515	$9,477,073

(a)	See Schedule of Investments for additional detailed categorizations.

During the year ended May 31, 2022, the amount of transfers from Level 1 to Level 3 was $ 134,397, the amount of transfers from Level 3 to Level 1 was $ 10,780, The investments were transferred from Level 1 to Level 3 due to the lack of observable market data due to a decrease in market activity. The investments were transferred from Level 3 to Level 1 due to the availability of a pricing source supported by observable inputs.

See Notes to Financial Statements.	31

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI China A Inclusion Equity ETF

May 31, 2022

	Number of Shares	Value
COMMON STOCKS — 99.5%
Communication Services — 1.2%
37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	2,300	$7,459
Beijing Enlight Media Co. Ltd., Class A *	3,400	3,960
China United Network Communications Ltd., Class A	32,700	17,037
Focus Media Information Technology Co. Ltd., Class A	15,523	14,920
G-bits Network Technology Xiamen Co. Ltd., Class A	100	4,840
Giant Network Group Co. Ltd., Class A	1,700	2,237
Kunlun Tech Co. Ltd., Class A	1,300	2,873
Mango Excellent Media Co. Ltd., Class A	1,900	10,300
Perfect World Co. Ltd., Class A	2,100	4,273
Zhejiang Century Huatong Group Co. Ltd., Class A *	8,220	5,710

(Cost $79,421)		73,609

Consumer Discretionary — 6.6%
Beijing Roborock Technology Co. Ltd., Class A	72	6,850
BTG Hotels Group Co. Ltd., Class A *	1,000	3,325
BYD Co. Ltd., Class A	1,898	84,085
Changzhou Xingyu Automotive Lighting Systems Co. Ltd., Class A	300	6,774
China Tourism Group Duty Free Corp. Ltd., Class A	1,943	51,401
Chongqing Changan Automobile Co. Ltd., Class A	6,740	14,077
Ecovacs Robotics Co. Ltd., Class A	500	8,769
FAW Jiefang Group Co. Ltd., Class A	3,200	4,293
Fuyao Glass Industry Group Co. Ltd., Class A	2,009	12,073
Great Wall Motor Co. Ltd., Class A	2,300	11,432
Gree Electric Appliances, Inc. of Zhuhai, Class A	3,100	14,931
Guangzhou Automobile Group Co. Ltd., Class A	4,900	10,989
Haier Smart Home Co. Ltd., Class A	6,400	24,328
Hangzhou Robam Appliances Co. Ltd., Class A *	1,100	5,039
Huayu Automotive Systems Co. Ltd., Class A	3,300	10,894
Huizhou Desay Sv Automotive Co. Ltd., Class A	600	11,395
Jason Furniture Hangzhou Co. Ltd., Class A	700	6,702
Mianyang Fulin Precision Co. Ltd., Class A *	400	886
Ningbo Joyson Electronic Corp., Class A	1,300	2,367
Ningbo Tuopu Group Co. Ltd., Class A *	1,200	10,510
Oppein Home Group, Inc., Class A	540	9,669
SAIC Motor Corp. Ltd., Class A	8,127	20,916
Sailun Group Co. Ltd., Class A	3,300	5,543
Shandong Linglong Tyre Co. Ltd., Class A	1,300	4,146
Shanghai Jinjiang International Hotels Co. Ltd., Class A	900	7,277
Shanghai Yuyuan Tourist Mart Group Co. Ltd., Class A	3,700	5,539

	Number of Shares	Value
Consumer Discretionary (Continued)
Shenzhen Kedali Industry Co. Ltd., Class A	200	$4,023
Shenzhen Overseas Chinese Town Co. Ltd., Class A	8,300	7,120
Songcheng Performance Development Co. Ltd., Class A	2,843	5,440
TCL Technology Group Corp., Class A *	15,200	10,331
Wuchan Zhongda Group Co. Ltd., Class A	5,500	4,175
Xiamen Intretech, Inc., Class A	700	2,033
Zhejiang Semir Garment Co. Ltd., Class A	2,800	2,423
Zhejiang Supor Co. Ltd., Class A	500	4,217

(Cost $256,338)		393,972

Consumer Staples — 16.1%
Angel Yeast Co. Ltd., Class A	800	5,084
Anhui Gujing Distillery Co. Ltd., Class A	400	13,653
Anhui Kouzi Distillery Co. Ltd., Class A	700	5,536
Anhui Yingjia Distillery Co. Ltd., Class A	700	6,251
Anjoy Foods Group Co. Ltd., Class A	300	5,904
Beijing Dabeinong Technology Group Co. Ltd., Class A *	4,200	4,898
Beijing Shunxin Agriculture Co. Ltd., Class A	800	2,799
By-health Co. Ltd., Class A	1,800	5,360
Chacha Food Co. Ltd., Class A	600	4,985
Chongqing Brewery Co. Ltd., Class A *	500	9,718
Chongqing Fuling Zhacai Group Co. Ltd., Class A	900	4,298
DaShenLin Pharmaceutical Group Co. Ltd., Class A	780	3,836
Foshan Haitian Flavouring & Food Co. Ltd., Class A	3,993	45,816
Fujian Sunner Development Co. Ltd., Class A	1,400	3,683
Guangdong Haid Group Co. Ltd., Class A	1,700	15,240
Heilongjiang Agriculture Co. Ltd., Class A	1,300	3,270
Henan Shuanghui Investment & Development Co. Ltd., Class A	3,600	15,274
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	6,813	38,760
Jiangsu King’s Luck Brewery JSC Ltd., Class A	1,300	8,951
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	1,524	37,647
Jiangxi Zhengbang Technology Co. Ltd., Class A	3,200	2,980
JiuGui Liquor Co. Ltd., Class A	300	7,051
Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd., Class A *	800	3,132
Juewei Food Co. Ltd., Class A *	600	4,642
Kweichow Moutai Co. Ltd., Class A	1,250	337,611
Luzhou Laojiao Co. Ltd., Class A	1,506	48,431
Muyuan Foods Co. Ltd., Class A	5,485	42,028
New Hope Liuhe Co. Ltd., Class A *	4,972	10,630
Proya Cosmetics Co. Ltd., Class A	140	3,259
Shanghai Bairun Investment Holding Group Co. Ltd., Class A	780	4,143
Shanghai Jahwa United Co. Ltd., Class A	800	4,150

See Notes to Financial Statements.	32

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI China A Inclusion Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
Consumer Staples (Continued)
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	1,274	$51,976
Sichuan Swellfun Co. Ltd., Class A	500	5,651
Toly Bread Co. Ltd., Class A	1,596	3,653
Tongwei Co. Ltd., Class A	4,700	31,798
Tsingtao Brewery Co. Ltd., Class A	700	9,720
Wens Foodstuffs Group Co. Ltd., Class A	6,744	18,245
Wuliangye Yibin Co. Ltd., Class A	3,954	101,464
Yifeng Pharmacy Chain Co. Ltd., Class A	786	5,466
Yihai Kerry Arawana Holdings Co. Ltd., Class A *	1,500	10,191
Yonghui Superstores Co. Ltd., Class A	8,666	5,696
Yuan Longping High-tech Agriculture Co. Ltd., Class A *	1,200	3,214
Yunnan Botanee Bio-Technology Group Co. Ltd., Class A	300	8,534

(Cost $500,185)		964,628

Energy — 3.0%
China Petroleum & Chemical Corp., Class A	33,150	22,135
China Shenhua Energy Co. Ltd., Class A	6,800	34,573
COSCO SHIPPING Energy Transportation Co. Ltd., Class A	2,800	4,268
Guanghui Energy Co. Ltd., Class A *	7,200	11,372
Inner Mongolia Dian Tou Energy Corp. Ltd., Class A	1,800	4,042
Jizhong Energy Resources Co. Ltd., Class A	3,300	3,888
Offshore Oil Engineering Co. Ltd., Class A	5,300	3,539
PetroChina Co. Ltd., Class A	22,735	19,265
Pingdingshan Tianan Coal Mining Co. Ltd., Class A	2,200	5,043
Shaanxi Coal Industry Co. Ltd., Class A	9,799	27,830
Shan Xi Hua Yang Group New Energy Co. Ltd., Class A	2,200	4,157
Shanxi Coking Coal Energy Group Co. Ltd., Class A	4,600	9,828
Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	3,200	7,632
Yankuang Energy Group Co. Ltd., Class A	2,700	15,619
Yantai Jereh Oilfield Services Group Co. Ltd., Class A	1,100	6,653

(Cost $107,968)		179,844

Financials — 18.1%
Agricultural Bank of China Ltd., Class A	86,717	39,338
AVIC Industry-Finance Holdings Co. Ltd., Class A	9,710	4,884
Bank of Beijing Co. Ltd., Class A	21,314	14,104
Bank of Changsha Co. Ltd., Class A	3,800	4,335
Bank of Chengdu Co. Ltd., Class A	3,750	8,584
Bank of China Ltd., Class A	36,112	17,247
Bank of Communications Co. Ltd., Class A	39,838	29,285
Bank of Hangzhou Co. Ltd., Class A	6,240	12,724
Bank of Jiangsu Co. Ltd., Class A	15,299	14,705
Bank of Nanjing Co. Ltd., Class A	10,600	17,139
Bank of Ningbo Co. Ltd., Class A	6,855	33,611

	Number of Shares	Value
Financials (Continued)
Bank of Shanghai Co. Ltd., Class A	14,135	$13,565
BOC International China Co. Ltd., Class A	2,800	5,043
Caitong Securities Co. Ltd., Class A	4,810	5,178
Changjiang Securities Co. Ltd., Class A	5,600	4,770
China Construction Bank Corp., Class A	9,700	8,684
China Everbright Bank Co. Ltd., Class A	43,631	20,380
China Galaxy Securities Co. Ltd., Class A	4,700	6,220
China Great Wall Securities Co. Ltd., Class A	2,700	3,517
China International Capital Corp. Ltd., Class A	1,200	6,917
China Life Insurance Co. Ltd., Class A	3,014	11,213
China Merchants Bank Co. Ltd., Class A	21,043	125,041
China Merchants Securities Co. Ltd., Class A	7,731	14,931
China Minsheng Banking Corp. Ltd., Class A	35,471	20,233
China Pacific Insurance Group Co. Ltd., Class A	7,177	22,833
China Zheshang Bank Co. Ltd., Class A	16,300	7,931
Chongqing Rural Commercial Bank Co. Ltd., Class A	9,300	5,374
CITIC Securities Co. Ltd., Class A	12,693	37,607
CSC Financial Co. Ltd., Class A	4,200	14,104
Dongxing Securities Co. Ltd., Class A	3,100	3,796
East Money Information Co. Ltd., Class A	13,508	45,786
Everbright Securities Co. Ltd., Class A	4,237	7,327
First Capital Securities Co. Ltd., Class A	4,000	3,360
Founder Securities Co. Ltd., Class A	8,700	8,154
GF Securities Co. Ltd., Class A	5,900	15,105
Guangzhou Yuexiu Financial Holdings Group Co. Ltd., Class A	2,865	3,346
Guolian Securities Co. Ltd., Class A	2,100	3,235
Guosen Securities Co. Ltd., Class A	6,700	9,158
Guotai Junan Securities Co. Ltd., Class A	7,851	17,032
Guoyuan Securities Co. Ltd., Class A	4,690	4,051
Haitong Securities Co. Ltd., Class A	10,214	13,961
Hithink RoyalFlush Information Network Co. Ltd., Class A	600	7,664
Huatai Securities Co. Ltd., Class A	7,780	15,515
Huaxi Securities Co. Ltd., Class A	2,800	2,955
Huaxia Bank Co. Ltd., Class A	12,598	10,034
Industrial & Commercial Bank of China Ltd., Class A	64,133	44,743
Industrial Bank Co. Ltd., Class A	21,185	62,324
Industrial Securities Co. Ltd., Class A	7,400	6,858
Nanjing Securities Co. Ltd., Class A	4,200	4,779
New China Life Insurance Co. Ltd., Class A	1,864	7,870
Northeast Securities Co. Ltd., Class A	2,700	2,603
Orient Securities Co. Ltd., Class A	7,585	10,606
People’s Insurance Co. Group of China Ltd., Class A	7,200	5,045
Ping An Bank Co. Ltd., Class A *	19,766	41,903
Ping An Insurance Group Co. of China Ltd., Class A	10,909	72,189
Postal Savings Bank of China Co. Ltd., Class A	26,700	20,986

See Notes to Financial Statements.	33

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI China A Inclusion Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
Financials (Continued)
Qingdao Rural Commercial Bank Corp., Class A	5,000	$2,433
SDIC Capital Co. Ltd., Class A	6,780	6,243
Sealand Securities Co. Ltd., Class A	5,260	2,709
Shanghai Pudong Development Bank Co. Ltd., Class A	30,327	36,051
Shanxi Securities Co. Ltd., Class A	3,680	2,854
Shenwan Hongyuan Group Co. Ltd., Class A	23,695	14,367
Sinolink Securities Co. Ltd., Class A	3,200	3,933
SooChow Securities Co. Ltd., Class A	5,373	5,205
Southwest Securities Co. Ltd., Class A	7,200	4,021
Tianfeng Securities Co. Ltd., Class A	9,600	4,369
Western Securities Co. Ltd., Class A	4,600	4,256
Zheshang Securities Co. Ltd., Class A	4,100	5,930
Zhongtai Securities Co. Ltd., Class A	6,200	6,757

(Cost $1,030,250)		1,079,010

Health Care — 8.7%
Aier Eye Hospital Group Co. Ltd., Class A	5,518	30,699
Apeloa Pharmaceutical Co. Ltd., Class A	1,300	4,037
Asymchem Laboratories Tianjin Co. Ltd., Class A	200	7,835
Autobio Diagnostics Co. Ltd., Class A *	540	3,435
Beijing Tiantan Biological Products Corp. Ltd., Class A	1,340	4,522
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A	580	11,062
Betta Pharmaceuticals Co. Ltd., Class A	400	2,808
BGI Genomics Co. Ltd., Class A	400	3,935
Bloomage Biotechnology Corp. Ltd., Class A	303	6,677
CanSino Biologics, Inc., Class A *	107	2,799
Changchun High & New Technology Industry Group, Inc., Class A *	400	9,934
China National Medicines Corp. Ltd., Class A	700	2,934
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	875	5,748
Chongqing Zhifei Biological Products Co. Ltd., Class A	1,700	22,214
Daan Gene Co. Ltd., Class A	1,496	3,935
Dong-E-E-Jiao Co. Ltd., Class A	800	3,802
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	1,500	6,950
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	500	5,668
Hangzhou Tigermed Consulting Co. Ltd., Class A	350	4,502
Huadong Medicine Co. Ltd., Class A	1,860	10,796
Hualan Biological Engineering, Inc., Class A	1,840	5,151
Humanwell Healthcare Group Co. Ltd., Class A	1,700	4,255
Imeik Technology Development Co. Ltd., Class A	200	16,196

	Number of Shares	Value
Health Care (Continued)
Intco Medical Technology Co. Ltd., Class A *	500	$2,059
Jafron Biomedical Co. Ltd., Class A *	750	4,942
Jiangsu Hengrui Medicine Co. Ltd., Class A	6,576	29,851
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A	1,200	4,294
Joincare Pharmaceutical Group Industry Co. Ltd., Class A	2,200	3,916
Joinn Laboratories China Co. Ltd., Class A	300	4,780
Jointown Pharmaceutical Group Co. Ltd., Class A	1,500	2,661
Kangmei Pharmaceutical Co. Ltd., Class A *	12,413	4,757
Lepu Medical Technology Beijing Co. Ltd., Class A	2,000	5,297
Livzon Pharmaceutical Group, Inc., Class A	600	2,973
Meinian Onehealth Healthcare Holdings Co. Ltd., Class A *	4,132	3,167
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd., Class A	1,249	5,165
Ovctek China, Inc., Class A	860	5,925
Pharmaron Beijing Co. Ltd., Class A	700	12,499
Shandong Buchang Pharmaceuticals Co. Ltd., Class A	1,238	3,611
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	2,200	14,426
Shanghai Junshi Biosciences Co. Ltd., Class A *	745	9,423
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	2,800	7,546
Shanghai RAAS Blood Products Co. Ltd., Class A	7,400	6,237
Shenzhen Kangtai Biological Products Co. Ltd., Class A	700	6,528
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	1,200	54,346
Shenzhen New Industries Biomedical Engineering Co. Ltd., Class A *	700	4,256
Shenzhen Salubris Pharmaceuticals Co. Ltd., Class A	1,200	4,632
Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A	1,780	5,812
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	1,600	4,266
Topchoice Medical Corp., Class A *	300	6,285
Walvax Biotechnology Co. Ltd., Class A	1,700	11,817
Winning Health Technology Group Co. Ltd., Class A	2,210	2,793
WuXi AppTec Co. Ltd., Class A	2,636	37,614
Yunnan Baiyao Group Co. Ltd., Class A	1,778	15,013
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	596	27,634
Zhejiang Huahai Pharmaceutical Co. Ltd., Class A	1,420	4,135
Zhejiang Jiuzhou Pharmaceutical Co. Ltd., Class A	900	6,411
Zhejiang NHU Co. Ltd., Class A	3,264	10,135

See Notes to Financial Statements.	34

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI China A Inclusion Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
Health Care (Continued)
Zhejiang Orient Gene Biotech Co. Ltd., Class A	114	$2,913
Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd., Class A	500	3,526

(Cost $432,746)		521,539

Industrials — 15.5%
AECC Aero-Engine Control Co. Ltd., Class A	1,500	6,214
AECC Aviation Power Co. Ltd., Class A	2,700	15,979
Air China Ltd., Class A *	6,700	9,720
AVIC Electromechanical Systems Co. Ltd., Class A (a)	4,200	7,118
AVICOPTER PLC, Class A	700	4,044
Beijing New Building Materials PLC, Class A	1,700	7,355
Beijing Originwater Technology Co. Ltd., Class A	3,700	2,703
Beijing United Information Technology Co. Ltd., Class A	435	5,021
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	42,800	31,206
China Baoan Group Co. Ltd., Class A	2,700	4,746
China CSSC Holdings Ltd., Class A	4,400	12,266
China Eastern Airlines Corp. Ltd., Class A *	9,100	6,567
China Energy Engineering Corp. Ltd. *	33,700	11,756
China Meheco Co. Ltd., Class A	1,000	3,074
China National Chemical Engineering Co. Ltd., Class A	6,700	9,459
China Railway Group Ltd., Class A	20,400	20,066
China Southern Airlines Co. Ltd., Class A *	10,800	10,494
China State Construction Engineering Corp. Ltd., Class A	42,200	34,812
Contemporary Amperex Technology Co. Ltd., Class A	2,400	146,600
COSCO SHIPPING Development Co. Ltd., Class A	8,200	3,892
COSCO SHIPPING Holdings Co. Ltd., Class A *	12,850	29,531
CRRC Corp. Ltd., Class A	25,300	19,166
Daqin Railway Co. Ltd., Class A	14,700	14,767
Dongfang Electric Corp. Ltd., Class A	3,000	6,279
Eve Energy Co. Ltd., Class A *	1,862	22,421
Fangda Carbon New Material Co. Ltd., Class A	4,273	4,516
Ginlong Technologies Co. Ltd., Class A	350	8,856
Gotion High-tech Co. Ltd., Class A *	1,800	9,939
Guangdong Kinlong Hardware Products Co. Ltd., Class A	300	3,771
Hongfa Technology Co. Ltd., Class A *	800	6,350
Jiangsu Hengli Hydraulic Co. Ltd., Class A	1,308	10,441
Jiangsu Zhongtian Technology Co. Ltd., Class A *	3,200	8,791
Jiangxi Special Electric Motor Co. Ltd., Class A *	1,700	5,543
Keda Industrial Group Co. Ltd.	1,800	4,137
Kuang-Chi Technologies Co. Ltd., Class A *	2,200	5,148

	Number of Shares	Value
Industrials (Continued)
Liaoning Port Co. Ltd., Class A	14,800	$3,811
Luoyang Xinqianglian Slewing Bearing Co. Ltd., Class A	340	4,290
Metallurgical Corp. of China Ltd., Class A	19,214	10,154
Ming Yang Smart Energy Group Ltd., Class A	2,200	8,382
NARI Technology Co. Ltd., Class A	5,700	29,228
Ningbo Deye Technology Co. Ltd., Class A	200	6,109
Ningbo Orient Wires & Cables Co. Ltd., Class A	700	6,079
Ningbo Ronbay New Energy Technology Co. Ltd., Class A	469	6,531
North Industries Group Red Arrow Co. Ltd., Class A *	1,400	5,213
Power Construction Corp. of China Ltd., Class A	16,200	18,942
Riyue Heavy Industry Co. Ltd., Class A	1,200	3,850
Sany Heavy Industry Co. Ltd., Class A	8,450	21,443
SF Holding Co. Ltd., Class A *	5,000	38,851
Shanghai Construction Group Co. Ltd., Class A	8,700	4,090
Shanghai Electric Group Co. Ltd., Class A	13,700	8,348
Shanghai International Airport Co. Ltd., Class A *	1,095	8,264
Shanghai International Port Group Co. Ltd., Class A	10,000	9,357
Shanghai M&G Stationery, Inc., Class A	900	6,977
Shenzhen Inovance Technology Co. Ltd., Class A	2,700	24,751
Sichuan New Energy Power Co. Ltd. *	1,200	3,629
Sichuan Road & Bridge Co. Ltd., Class A	5,200	8,276
Sieyuan Electric Co. Ltd., Class A	800	4,378
Sinotrans Ltd., Class A	5,200	3,083
Sungrow Power Supply Co. Ltd., Class A *	1,500	17,957
Sunwoda Electronic Co. Ltd., Class A	1,800	7,203
Suzhou Maxwell Technologies Co. Ltd., Class A	160	9,031
TBEA Co. Ltd., Class A	4,081	13,747
Titan Wind Energy Suzhou Co. Ltd., Class A	1,800	3,676
Weichai Power Co. Ltd., Class A	6,900	12,510
Wuxi Lead Intelligent Equipment Co. Ltd., Class A	800	5,814
Wuxi Shangji Automation Co. Ltd., Class A	300	6,725
XCMG Construction Machinery Co. Ltd., Class A	7,949	6,295
Xiamen C & D, Inc., Class A	3,200	6,386
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	3,743	6,926
YTO Express Group Co. Ltd., Class A	3,700	11,284
Yunda Holding Co. Ltd., Class A	3,210	8,727
Zhefu Holding Group Co. Ltd., Class A	6,000	4,177
Zhejiang Chint Electrics Co. Ltd., Class A	2,217	12,171
Zhejiang Dingli Machinery Co. Ltd., Class A	580	4,202
Zhejiang HangKe Technology, Inc. Co., Class A *	441	3,928

See Notes to Financial Statements.	35

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI China A Inclusion Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
Industrials (Continued)
Zhejiang Weiming Environment Protection Co. Ltd., Class A	1,300	$5,582
Zhejiang Weixing New Building Materials Co. Ltd., Class A	1,700	4,670
Zhuzhou CRRC Times Electric Co. Ltd., Class A	524	4,423
Zhuzhou Kibing Group Co. Ltd., Class A	3,000	4,945
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	7,750	6,880

(Cost $644,570)		924,043

Information Technology — 13.0%
360 Security Technology, Inc., Class A *	7,700	9,545
Advanced Micro-Fabrication Equipment Inc China, Class A *	649	11,217
Amlogic Shanghai Co. Ltd., Class A *	386	6,226
Avary Holding Shenzhen Co. Ltd., Class A	1,700	7,722
Beijing Kingsoft Office Software, Inc., Class A	421	12,915
Beijing Shiji Information Technology Co. Ltd., Class A	1,240	3,809
Beijing Sinnet Technology Co. Ltd., Class A	1,700	2,487
Beijing Yuanliu Hongyuan Electronic Technology Co. Ltd., Class A *	200	3,782
BOE Technology Group Co. Ltd., Class A	36,702	20,825
Chaozhou Three-Circle Group Co. Ltd., Class A	1,858	8,239
China Greatwall Technology Group Co. Ltd., Class A	3,400	5,172
China Railway Signal & Communication Corp. Ltd., Class A	7,720	5,270
China Resources Microelectronics Ltd., Class A	1,151	9,112
China Zhenhua Group Science & Technology Co. Ltd., Class A	500	8,930
DHC Software Co. Ltd., Class A	3,700	3,279
Fiberhome Telecommunication Technologies Co. Ltd., Class A	1,200	2,540
Flat Glass Group Co. Ltd., Class A	1,700	11,181
Foxconn Industrial Internet Co. Ltd., Class A	10,200	14,370
GCL System Integration Technology Co. Ltd., Class A *	6,100	2,950
Gigadevice Semiconductor Beijing, Inc., Class A *	712	15,312
GoerTek, Inc., Class A	3,577	21,812
GRG Banking Equipment Co. Ltd., Class A	2,600	3,480
Guangzhou Haige Communications Group, Inc. Co., Class A	2,700	3,788
Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	700	7,350
Hangzhou First Applied Material Co. Ltd., Class A	1,344	15,964
Hangzhou Lion Electronics Co. Ltd., Class A	700	6,464
Hangzhou Silan Microelectronics Co. Ltd., Class A	1,400	9,453

	Number of Shares	Value
Information Technology (Continued)
Hengtong Optic-electric Co. Ltd., Class A	2,300	$4,222
Huagong Tech Co. Ltd., Class A	1,200	3,674
Hundsun Technologies, Inc., Class A	1,497	8,987
Iflytek Co. Ltd., Class A	2,434	13,250
Ingenic Semiconductor Co. Ltd., Class A	500	6,962
Inspur Electronic Information Industry Co. Ltd., Class A	1,388	5,122
JA Solar Technology Co. Ltd., Class A	1,700	23,823
JCET Group Co. Ltd., Class A	1,800	6,522
Lens Technology Co. Ltd., Class A	5,400	8,529
Lingyi iTech Guangdong Co., Class A *	7,700	5,499
LONGi Green Energy Technology Co. Ltd., Class A	5,574	66,093
Luxshare Precision Industry Co. Ltd., Class A	7,133	36,106
Maxscend Microelectronics Co. Ltd., Class A *	320	9,294
Montage Technology Co. Ltd., Class A	1,184	11,391
National Silicon Industry Group Co. Ltd., Class A *	2,245	7,522
NAURA Technology Group Co. Ltd., Class A	500	20,211
NavInfo Co. Ltd., Class A *	2,200	4,331
Ninestar Corp., Class A	1,500	9,856
OFILM Group Co. Ltd., Class A *	3,500	3,003
Raytron Technology Co. Ltd., Class A	495	2,904
Sangfor Technologies, Inc., Class A	400	5,648
SG Micro Corp., Class A	250	10,758
Shanghai Baosight Software Co. Ltd., Class A	1,270	9,921
Shanghai Friendess Electronic Technology Corp. Ltd., Class A	128	3,999
Shengyi Technology Co. Ltd., Class A	2,600	6,322
Shennan Circuits Co. Ltd., Class A	480	6,619
Shenzhen Goodix Technology Co. Ltd., Class A	500	4,322
Shenzhen SC New Energy Technology Corp., Class A	300	3,184
Shenzhen Sunlord Electronics Co. Ltd., Class A	800	3,158
Shenzhen Transsion Holdings Co. Ltd., Class A	696	9,164
StarPower Semiconductor Ltd., Class A	200	11,408
Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	1,800	5,069
Thunder Software Technology Co. Ltd., Class A	400	6,581
Tianjin 712 Communication & Broadcasting Co. Ltd., Class A	800	3,287
Tianjin Zhonghuan Semiconductor Co. Ltd., Class A	3,400	22,194
Tianma Microelectronics Co. Ltd., Class A	2,500	3,533
Tianshui Huatian Technology Co. Ltd., Class A	3,200	4,134
TongFu Microelectronics Co. Ltd., Class A	1,200	2,512
Trina Solar Co. Ltd., Class A	2,163	20,790

See Notes to Financial Statements.	36

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI China A Inclusion Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
Information Technology (Continued)
Unigroup Guoxin Microelectronics Co. Ltd., Class A *	600	$15,936
Unisplendour Corp. Ltd., Class A	3,008	8,016
Westone Information Industry, Inc., Class A	800	4,297
Will Semiconductor Co. Ltd., Class A	900	22,098
Wingtech Technology Co. Ltd., Class A	1,264	12,043
Wuhan Guide Infrared Co. Ltd., Class A	3,323	5,786
WUS Printed Circuit Kunshan Co. Ltd., Class A	2,210	5,205
Xiamen Faratronic Co. Ltd., Class A	200	5,250
Yangzhou Yangjie Electronic Technology Co. Ltd., Class A	500	5,321
Yealink Network Technology Corp. Ltd., Class A	900	9,963
Yonyou Network Technology Co. Ltd., Class A	3,626	10,510
Zhejiang Dahua Technology Co. Ltd., Class A *	3,200	7,747
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	1,300	10,767
Zhongji Innolight Co. Ltd., Class A	800	3,849
Zhuzhou Hongda Electronics Corp. Ltd., Class A	400	3,373
ZTE Corp., Class A	4,200	15,299

(Cost $632,406)		778,558

Materials — 12.2%
Aluminum Corp. of China Ltd., Class A *	13,408	10,338
Anhui Conch Cement Co. Ltd., Class A	4,064	22,409
Anhui Honglu Steel Construction Group Co. Ltd., Class A	600	3,492
Asia — Potash International Investment Guangzhou Co. Ltd., Class A *	700	3,697
Baoshan Iron & Steel Co. Ltd., Class A	22,057	21,134
BBMG Corp., Class A	9,500	3,997
Beijing Easpring Material Technology Co. Ltd., Class A	500	5,225
Chengtun Mining Group Co. Ltd., Class A	2,700	3,028
Chengxin Lithium Group Co. Ltd., Class A	800	5,885
Chifeng Jilong Gold Mining Co. Ltd., Class A *	1,700	4,052
China Jushi Co. Ltd., Class A	4,272	10,451
China Minmetals Rare Earth Co. Ltd., Class A	1,100	4,458
China Molybdenum Co. Ltd., Class A	18,600	13,283
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	3,793	19,779
CNGR Advanced Material Co. Ltd., Class A	400	6,304
CNNC Hua Yuan Titanium Dioxide Co. Ltd., Class A	3,190	3,701
Do-Fluoride New Materials Co. Ltd., Class A	800	4,634
Ganfeng Lithium Co. Ltd., Class A	1,200	21,379
GEM Co. Ltd., Class A	5,200	5,722
Guangzhou Tinci Materials Technology Co. Ltd., Class A	2,080	11,849

	Number of Shares	Value
Materials (Continued)
Hangzhou Oxygen Plant Group Co. Ltd., Class A	900	$4,169
Henan Shenhuo Coal & Power Co. Ltd., Class A	2,100	4,433
Hengli Petrochemical Co. Ltd., Class A *	6,220	21,958
Hengyi Petrochemical Co. Ltd., Class A	3,960	6,326
Hesteel Co. Ltd., Class A	11,200	3,940
Hoshine Silicon Industry Co. Ltd., Class A *	500	6,971
Huafon Chemical Co. Ltd., Class A	5,200	6,430
Huaibei Mining Holdings Co. Ltd., Class A *	2,300	5,261
Huaxin Cement Co. Ltd., Class A	1,600	4,750
Hubei Xingfa Chemicals Group Co. Ltd., Class A	1,200	6,751
Hunan Valin Steel Co. Ltd., Class A *	7,200	5,778
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A *	48,600	14,625
Inner Mongolia ERDOS Resources Co. Ltd., Class A	800	3,282
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	9,195	5,961
Inner Mongolia Yuan Xing Energy Co. Ltd., Class A	3,700	5,534
Jiangsu Eastern Shenghong Co. Ltd., Class A	3,700	8,658
Jiangsu Yangnong Chemical Co. Ltd., Class A	300	6,621
Jiangsu Yoke Technology Co. Ltd., Class A	500	3,660
Jiangxi Copper Co. Ltd., Class A	2,244	6,088
Kingfa Sci & Tech Co. Ltd., Class A *	2,900	3,881
LB Group Co. Ltd., Class A	2,700	7,676
Luxi Chemical Group Co. Ltd., Class A *	2,200	6,357
Maanshan Iron & Steel Co. Ltd., Class A	5,100	2,970
Ningbo Shanshan Co. Ltd., Class A	2,200	7,516
Ningxia Baofeng Energy Group Co. Ltd., Class A	6,600	15,375
Pangang Group Vanadium Titanium & Resources Co. Ltd., Class A *	9,700	4,865
Rongsheng Petrochemical Co. Ltd., Class A	10,728	25,666
Satellite Chemical Co. Ltd., Class A	1,780	10,489
Shandong Gold Mining Co. Ltd., Class A	3,753	10,333
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A *	2,270	10,141
Shandong Nanshan Aluminum Co. Ltd., Class A	13,300	7,069
Shandong Sun Paper Industry JSC Ltd., Class A	3,100	5,625
Shanghai Putailai New Energy Technology Co. Ltd., Class A *	740	14,247
Shanxi Meijin Energy Co. Ltd., Class A *	4,500	7,802
Shanxi Taigang Stainless Steel Co. Ltd., Class A	6,300	5,452
Shenghe Resources Holding Co. Ltd., Class A	1,900	5,026
Shenzhen Capchem Technology Co. Ltd., Class A	720	4,333
Shenzhen Dynanonic Co. Ltd., Class A	200	8,899

See Notes to Financial Statements.	37

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI China A Inclusion Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
Materials (Continued)
Shenzhen Senior Technology Material Co. Ltd., Class A	1,198	$4,303
Sichuan Hebang Biotechnology Co. Ltd., Class A	9,200	4,683
Sichuan Yahua Industrial Group Co. Ltd., Class A	1,000	4,265
Sinoma Science & Technology Co. Ltd., Class A *	1,800	6,077
Sinomine Resource Group Co. Ltd., Class A	300	4,516
Sinopec Shanghai Petrochemical Co. Ltd., Class A	6,570	3,305
Skshu Paint Co. Ltd., Class A	340	4,745
Suzhou TA&A Ultra Clean Technology Co. Ltd., Class A	600	5,417
Tangshan Jidong Cement Co. Ltd., Class A	2,400	3,661
Tianshan Aluminum Group Co. Ltd., Class A	4,700	5,052
Tibet Summit Resources Co. Ltd., Class A *	900	3,099
Tongkun Group Co. Ltd., Class A	2,500	6,408
Tongling Nonferrous Metals Group Co. Ltd., Class A	11,700	5,658
Transfar Zhilian Co. Ltd., Class A	3,390	3,208
Wanhua Chemical Group Co. Ltd., Class A	3,200	40,301
Weihai Guangwei Composites Co. Ltd., Class A	600	4,943
Western Mining Co. Ltd., Class A	2,100	3,792
Western Superconducting Technologies Co. Ltd., Class A	436	6,060
Xiamen Tungsten Co. Ltd., Class A	1,400	4,106
Xinjiang Zhongtai Chemical Co. Ltd., Class A	2,700	3,161
Yintai Gold Co. Ltd., Class A	2,880	4,411
YongXing Special Materials Technology Co. Ltd., Class A	400	7,192
Youngy Co. Ltd., Class A *	300	5,987
Yunnan Aluminium Co. Ltd., Class A *	3,500	6,052
Yunnan Energy New Material Co. Ltd., Class A	900	29,342
Yunnan Tin Co. Ltd., Class A	1,700	4,306
Zhejiang Huayou Cobalt Co. Ltd., Class A *	1,232	17,427
Zhejiang Juhua Co. Ltd., Class A	3,100	5,421
Zhejiang Longsheng Group Co. Ltd., Class A	2,900	4,633
Zhejiang Yongtai Technology Co. Ltd., Class A	900	3,564
Zibo Qixiang Tengda Chemical Co. Ltd., Class A	2,800	3,316
Zijin Mining Group Co. Ltd., Class A	20,997	31,624

(Cost $578,694)		729,770

Real Estate — 1.9%
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	8,215	15,374
China Vanke Co. Ltd., Class A	10,196	27,187
Gemdale Corp., Class A	4,722	8,406
Greenland Holdings Corp. Ltd., Class A	9,581	5,508
Jinke Properties Group Co. Ltd., Class A	5,700	2,679

	Number of Shares	Value
Real Estate (Continued)
Poly Developments and Holdings Group Co. Ltd., Class A	12,073	$28,034
Seazen Holdings Co. Ltd., Class A	2,513	9,127
Shanghai Lingang Holdings Corp. Ltd., Class A	1,700	3,604
Shanghai Zhangjiang High-Tech Park Development Co. Ltd., Class A	1,700	3,151
Youngor Group Co. Ltd., Class A	5,100	5,368
Zhejiang China Commodities City Group Co. Ltd., Class A	6,200	5,022

(Cost $120,078)		113,460

Utilities — 3.2%
CECEP Solar Energy Co. Ltd., Class A	3,200	3,646
CECEP Wind-Power Corp., Class A	5,200	3,581
China National Nuclear Power Co. Ltd., Class A	18,084	19,656
China Three Gorges Renewables Group Co. Ltd., Class A	29,200	27,148
China Yangtze Power Co. Ltd., Class A	23,500	84,509
ENN Natural Gas Co. Ltd., Class A	2,500	6,849
GD Power Development Co. Ltd., Class A	18,700	10,079
Huadian Power International Corp. Ltd., Class A	7,700	4,542
Huaneng Power International, Inc., Class A	9,200	10,179
SDIC Power Holdings Co. Ltd., Class A	7,195	11,138
Shenzhen Energy Group Co. Ltd., Class A	4,200	3,974
Sichuan Chuantou Energy Co. Ltd., Class A	4,100	7,391

(Cost $154,233)		192,692

TOTAL COMMON STOCKS (Cost $4,536,889)		5,951,125

CASH EQUIVALENTS — 0.1%
DWS Government Money Market Series “Institutional Shares”, 0.72% (b) (Cost $3,816)	3,816	3,816

TOTAL INVESTMENTS — 99.6% (Cost $4,540,705)		$5,954,941
Other assets and liabilities, net — 0.4%		21,317

NET ASSETS — 100.0%		$5,976,258

See Notes to Financial Statements.	38

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI China A Inclusion Equity ETF (Continued)

May 31, 2022

A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2022 is as follows:

Value ($) at 5/31/2021	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 5/31/2022	Value ($) at 5/31/2022
EXCHANGE-TRADED FUNDS — 0.0%
Xtrackers Harvest CSI 300 China A-Shares ETF (c)
4,212	—		(3,710)	1,510	(2,012)	—	—	—	—

SECURITIES LENDING COLLATERAL — 0.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.01% (b)
—	0(d	)	—	—	—	0	—	—	—

CASH EQUIVALENTS — 0.1%
DWS Government Money Market Series “Institutional Shares”, 0.72% (b)
65,391	7,660,917		(7,722,492)	—	—	103	—	3,816	3,816

69,603	7,660,917		(7,726,202)	1,510	(2,012)	103	—	3,816	3,816

*	Non-income producing security.
(a)	Investment was valued using significant unobservable inputs.
(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Affiliated fund advised by DBX Advisors LLC.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended May 31, 2022.

JSC:	Joint Stock Company

At May 31, 2022, open futures contracts purchased were as follows:

Contract Description	Currency	Number of Contracts	Notional Amount	Contract Value	Expiration Date	Unrealized Appreciation
FTSE China A50 Index Futures	USD	1	$13,084	$13,556	6/29/2022	$472

For information on the Fund’s policy and additional disclosures regarding open futures contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Currency Abbreviations

USD	U.S. Dollar

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2022 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$5,944,007	$—	$7,118	$5,951,125
Short-Term Investments (a)	3,816	—	—	3,816
Derivatives (b)
Futures Contracts	472	—	—	472

TOTAL	$5,948,295	$—	$7,118	$5,955,413

(a)	See Schedule of Investments for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts.

During the year ended May 31, 2022, the amount of transfers from Level 1 to Level 3 was $ 14,219. The investments were transferred from Level 1 to Level 3 due to the lack of observable market data due to a decrease in market activity.

See Notes to Financial Statements.	39

DBX ETF Trust

Statements of Assets and Liabilities

May 31, 2022

	Xtrackers Harvest CSI 300 China A-Shares ETF		Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF		Xtrackers MSCI All China Equity ETF	Xtrackers MSCI China A Inclusion Equity ETF
Assets
Investment in non-affiliated securities at value	$1,668,486,506		$34,014,262		$4,731,344	$5,951,125
Investment in affiliated securities at value	—		—		4,692,896	—
Investment in DWS Government Money Market Series	—		—		6,466	3,816
Investment in DWS Government & Agency Securities Portfolio*	—		—		46,367	—
Cash	55,153,647		542		—	—
Foreign currency at value	4,243,648	†	182,571	†	832	21,828
Deposit with broker for futures contracts	—		—		—	990
Receivables:
Investment securities sold	—		—		128,288	—
Variation margin on futures contracts	—		—		—	1,412
Dividends	—		—		14,625	—
Interest	—		—		2	12
Securities lending income	—		—		185	—

Total assets	$1,727,883,801		$34,197,375		$9,621,005	$5,979,183

Liabilities
Due to foreign custodian	$10,050		$—		$—	$—
Payable upon return of securities loaned	—		—		46,367	—
Payables:
Investment securities purchased	—		—		128,817	—
Investment advisory fees	852,136		17,856		1,469	2,925
Due to authorized participant	54,957,691		—		—	—

Total liabilities	55,819,877		17,856		176,653	2,925

Net Assets, at value	$1,672,063,924		$34,179,519		$9,444,352	$5,976,258

Net Assets Consist of
Paid-in capital	$1,835,850,879		$50,081,796		$24,819,567	$6,005,654
Distributable earnings (loss)	(163,786,955)		(15,902,277)		(15,375,215)	(29,396)

Net Assets, at value	$1,672,063,924		$34,179,519		$9,444,352	$5,976,258

Number of Common Shares outstanding	54,250,001		1,050,001		300,001	250,001

Net Asset Value	$30.82		$32.55		$31.48	$23.90

Investment in non-affiliated securities at cost	$1,375,405,633		$35,160,575		$5,893,303	$4,536,889

Investment in affiliated securities at cost	$—		$—		$5,343,920	$—

Value of securities loaned	$—		$—		$219,503	$—

Investment in DWS Government Money Market Series at cost	$—		$—		$6,466	$3,816

Investment in DWS Government & Agency Securities Portfolio at cost*	$—		$—		$46,367	$—

Non-cash collateral for securities on loan	$—		$—		$190,447	$—

Foreign currency at cost	$4,227,730		$181,186		$832	$21,819

*	Represents collateral on securities loaned.
†

Included in foreign currency at value is $153,836 and $15,055 respectively which represents foreign investor minimum settlement reserve funds required by China Securities Depository and Clearing Corporation Limited.

See Notes to Financial Statements.	40

DBX ETF Trust

Statements of Operations

For the Year Ended May 31, 2022

	Xtrackers Harvest CSI 300 China A-Shares ETF	Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	Xtrackers MSCI All China Equity ETF	Xtrackers MSCI China A Inclusion Equity ETF
Investment Income
Unaffiliated interest income	$6,396	$247	$—	$—
Unaffiliated dividend income*	39,706,333	519,315	219,139	202,483
Income distributions from affiliated funds	—	—	90,548	103
Affiliated securities lending income	—	—	97	0
Unaffiliated non-cash dividend income	—	—	33,125	–
Unaffiliated securities lending income, net of borrower rebates	—	—	11,790	40

Total investment income	39,712,729	519,562	354,699	202,626

Expenses
Investment advisory fees	15,903,761	244,812	114,082	71,147
Other expenses	172	57	57	57

Total expenses	15,903,933	244,869	114,139	71,204

Less fees waived (see note 3):
Waiver	—	—	(65,140)	(65)

Net expenses	15,903,933	244,869	48,999	71,139

Net investment income (loss)	23,808,796	274,693	305,700	131,487

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(156,358,289)	5,612,485	(1,614,394)	2,050,254
Investments in affiliates	—	—	21,510	1,510
In-kind redemptions	—	—	446,035	—
In-kind redemptions in affiliates	—	—	2,249,430	—
Futures contracts	—	—	(21,863)	(20,053)
Foreign currency transactions	(5,140,902)	(3,422)	(696)	(980)

Net realized gain (loss)	(161,499,191)	5,609,063	1,080,022	2,030,731

Net change in unrealized appreciation (depreciation) on:
Investments	(694,703,154)	(11,756,607)	(4,970,218)	(4,571,667)
Investments in affiliates	—	—	(4,288,937)	(2,012)
Futures contracts	—	—	(70)	2,490
Foreign currency translations	15,119	(467)	(55)	10

Net change in unrealized appreciation (depreciation)	(694,688,035)	(11,757,074)	(9,259,280)	(4,571,179)

Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(856,187,226)	(6,148,011)	(8,179,258)	(2,540,448)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(832,378,430)	$(5,873,318)	$(7,873,558)	$(2,408,961)

* Unaffiliated foreign tax withheld	$4,424,629	$58,623	$15,321	$22,570

See Notes to Financial Statements.	41

DBX ETF Trust

Statements of Changes in Net Assets

	Xtrackers Harvest CSI 300 China A-Shares ETF		Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
	Year Ended May 31,		Year Ended May 31,
	2022	2021	2022	2021
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$23,808,796	$17,436,230	$274,693	$129,615
Net realized gain (loss)	(161,499,191)	(13,438,458)	5,609,063	2,408,129
Net change in net unrealized appreciation (depreciation)	(694,688,035)	738,559,351	(11,757,074)	8,629,959

Net increase (decrease) in net assets resulting from operations	(832,378,430)	742,557,123	(5,873,318)	11,167,703

Distributions to Shareholders	(23,518,334)	(21,126,939)	(315,040)	(153,080)

Fund Shares Transactions
Proceeds from shares sold	1,830,677,155	2,035,428,349	7,908,275	1,786,849
Value of shares redeemed	(2,017,705,513)	(1,312,632,305)	(7,816,588)	(2,872,080)

Net increase (decrease) in net assets resulting from fund share transactions	(187,028,358)	722,796,044	91,687	(1,085,231)

Total net increase (decrease) in Net Assets	(1,042,925,122)	1,444,226,228	(6,096,671)	9,929,392

Net Assets
Beginning of year	2,714,989,046	1,270,762,818	40,276,190	30,346,798

End of year	$1,672,063,924	$2,714,989,046	$34,179,519	$40,276,190

Changes in Shares Outstanding
Shares outstanding, beginning of year	64,900,001	46,750,001	1,050,001	1,100,001
Shares sold	47,950,000	54,150,000	200,000	50,000
Shares redeemed	(58,600,000)	(36,000,000)	(200,000)	(100,000)

Shares outstanding, end of year	54,250,001	64,900,001	1,050,001	1,050,001

See Notes to Financial Statements.	42

DBX ETF Trust

Statements of Changes in Net Assets (Continued)

	Xtrackers MSCI All China Equity ETF		Xtrackers MSCI China A Inclusion Equity ETF
	Year Ended May 31,		Year Ended May 31,
	2022	2021	2022	2021
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$305,700	$305,332	$131,487	$95,035
Net realized gain (loss)	1,080,022	(145,482)	2,030,731	815,728
Net change in net unrealized appreciation (depreciation)	(9,259,280)	8,357,826	(4,571,179)	4,387,542

Net increase (decrease) in net assets resulting from operations	(7,873,558)	8,517,676	(2,408,961)	5,298,305

Distributions to Shareholders	(423,116)	(227,422)	(114,292)	(106,403)

Fund Shares Transactions
Proceeds from shares sold	—	9,229,394	—	1,666,468
Value of shares redeemed	(17,240,981)	(2,131,579)	(7,191,275)	(5,154,277)

Net increase (decrease) in net assets resulting from fund share transactions	(17,240,981)	7,097,815	(7,191,275)	(3,487,809)

Total net increase (decrease) in Net Assets	(25,537,655)	15,388,069	(9,714,528)	1,704,093

Net Assets
Beginning of year	34,982,007	19,593,938	15,690,786	13,986,693

End of year	$9,444,352	$34,982,007	$5,976,258	$15,690,786

Changes in Shares Outstanding
Shares outstanding, beginning of year	750,001	600,001	500,001	700,001
Shares sold	—	200,000	—	50,000
Shares redeemed	(450,000)	(50,000)	(250,000)	(250,000)

Shares outstanding, end of year	300,001	750,001	250,001	500,001

See Notes to Financial Statements.	43

DBX ETF Trust

Financial Highlights

Xtrackers Harvest CSI 300 China A-Shares ETF Selected Per Share Data	Years Ended May 31,
	2022	2021	2020	2019	2018
Net Asset Value, beginning of year	$41.83	$27.18	$26.27	$29.56	$25.84

Income (loss) from investment operations:
Net investment income (loss)(a)	0.36	0.30	0.29	0.22	0.25
Net realized and unrealized gain (loss)	(11.02)	14.67	0.91	(3.22)	3.73

Total from investment operations	(10.66)	14.97	1.20	(3.00)	3.98

Less distributions from:
Net investment income	(0.35)	(0.32)	(0.29)	—	(0.26)
Net realized gains	—	—	—	(0.29)	—

Total distributions	(0.35)	(0.32)	(0.29)	(0.29)	(0.26)

Net Asset Value, end of year	$30.82	$41.83	$27.18	$26.27	$29.56

Total Return (%)	(25.67)	55.20	4.50	(10.02)	15.38

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	1,672	2,715	1,271	1,449	686
Ratio of expenses (%)	0.65	0.65	0.65	0.65	0.66
Ratio of net investment income (loss) (%)	0.97	0.79	1.05	0.87	0.82
Portfolio turnover rate (%)(b)	95	78	115	81	65

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF Selected Per Share Data	Years Ended May 31,
	2022	2021	2020	2019	2018
Net Asset Value, beginning of year	$38.36	$27.59	$25.93	$32.53	$31.36

Income (loss) from investment operations:
Net investment income (loss)(a)	0.28	0.13	0.17	0.20	0.04
Net realized and unrealized gain (loss)	(5.77)	10.79	1.65	(6.80)	1.13

Total from investment operations	(5.49)	10.92	1.82	(6.60)	1.17

Less distributions from:
Net investment income	(0.32)	(0.15)	(0.16)	–	–

Total distributions	(0.32)	(0.15)	(0.16)	–	–

Net Asset Value, end of year	$32.55	$38.36	$27.59	$25.93	$32.53

Total Return (%)	(14.50)	39.64	7.02	(20.29)	3.73

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	34	40	30	74	24
Ratio of expenses (%)	0.65	0.65	0.65	0.65	0.65
Ratio of net investment income (loss) (%)	0.73	0.37	0.63	0.74	0.10
Portfolio turnover rate (%)(b)	62	34	48	16	29

(a)	Based on average shares outstanding during the period.
(b)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.	44

DBX ETF Trust

Financial Highlights (Continued)

Xtrackers MSCI All China Equity ETF Selected Per Share Data	Years Ended May 31,
	2022	2021	2020	2019	2018
Net Asset Value, beginning of year	$46.64	$32.66	$31.13	$37.78	$30.54

Income (loss) from investment operations:
Net investment income (loss)(a)	0.54	0.48	0.76	0.36	0.79
Net realized and unrealized gain (loss)	(14.93)	13.85	2.21	(6.42)	6.75

Total from investment operations	(14.39)	14.33	2.97	(6.06)	7.54

Less distributions from:
Net investment income	(0.77)	(0.35)	(1.44)	(0.59)	(0.30)

Total distributions	(0.77)	(0.35)	(1.44)	(0.59)	(0.30)

Net Asset Value, end of year	$31.48	$46.64	$32.66	$31.13	$37.78

Total Return (%)(b)	(31.15)	43.94	9.35	(15.89)	24.71

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	9	35	20	227	36
Ratio of expenses before fee waiver (%)(c)	0.50	0.50	0.50	0.50	0.60
Ratio of expenses after fee waiver (%)(c)	0.21	0.25	0.26	0.28	0.36
Ratio of net investment income (loss) (%)	1.34	1.10	2.27	1.07	2.10
Portfolio turnover rate (%)(d)	5	8	14	102	3

Xtrackers MSCI China A Inclusion Equity ETF Selected Per Share Data	Years Ended May 31,
	2022	2021	2020	2019	2018
Net Asset Value, beginning of year	$31.38	$19.98	$18.75	$20.80	$19.53

Income (loss) from investment operations:
Net investment income (loss)(a)	0.32	0.20	0.41	0.15	0.52
Net realized and unrealized gain (loss)	(7.55)	11.44	1.19	(2.03)	1.30

Total from investment operations	(7.23)	11.64	1.60	(1.88)	1.82

Less distributions from:
Net investment income	(0.25)	(0.24)	(0.37)	(0.17)	(0.55)

Total distributions	(0.25)	(0.24)	(0.37)	(0.17)	(0.55)

Net Asset Value, end of year	$23.90	$31.38	$19.98	$18.75	$20.80

Total Return (%)(b)	(23.20)	58.37	8.49	(8.91)	9.12

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	6	16	14	83	2
Ratio of expenses before fee waiver (%)(c)	0.60	0.60	0.60	0.60	0.70
Ratio of expenses after fee waiver (%)(c)	0.60	0.60	0.60	0.60	0.05
Ratio of net investment income (loss) (%)	1.11	0.74	2.03	0.75	2.38
Portfolio turnover rate (%)(d)	18	33	27	180	3

(a)	Based on average shares outstanding during the period.
(b)	Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
(c)

The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(d)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.	45

DBX ETF Trust

Notes to Financial Statements

1. Organization

DBX ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end registered management investment company organized as a Delaware statutory trust.

As of May 31, 2022, the Trust consists of thirty-four investment series of exchange-traded funds (“ETFs”) (each a “Fund” and collectively, the “Funds”) in operation and trading. These financial statements report on the Funds listed below:

Xtrackers Harvest CSI 300 China A-Shares ETF
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
Xtrackers MSCI All China Equity ETF
Xtrackers MSCI China A Inclusion Equity ETF

DBX Advisors LLC (“DBX” or the “Advisor”), an indirect, wholly-owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), serves as investment advisor to the Funds and has overall responsibility for the general management and administration of the Funds, subject to the supervision of the Funds’ Board of Trustees (“Board”).

Each Fund offers shares that are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified lots consisting of 50,000 shares, each called a “Creation Unit”, to authorized participants who have entered into agreements with the Funds’ distributor. Shares are not individually redeemable securities of the Funds, and owners of the shares may acquire those shares from the Funds, or tender such shares for redemption to the Funds, in Creation Units only.

The investment objective of each Fund is to track the performance, before fees and expenses, of a particular index (the “Underlying Index”). The underlying indices for the Funds are:

Fund	Underlying Index
Xtrackers Harvest CSI 300 China A-Shares ETF	CSI 300 Index
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	CSI 500 Index
Xtrackers MSCI All China Equity ETF	MSCI China All Shares Index
Xtrackers MSCI China A Inclusion Equity ETF	MSCI China A Inclusion Index

CSI 300 Index is calculated and maintained by China Securities Index Co., Ltd. It is designed to reflect the price fluctuation and performance of the China A-Share market and is composed of the 300 largest and most liquid stocks in the China A-Share market. Constituent stocks for the Underlying Index generally must have been listed on either the Shanghai Stock Exchange or the Shenzhen Stock Exchange for specified time periods, have demonstrated positive performance, and not be subject to abnormal volatility or other evidence of possible market manipulation, among other factors. The composition of the Underlying Index is reviewed every six-months.

CSI 500 Index is calculated and maintained by China Securities Index Co., Ltd. is designed to reflect the price fluctuation and performance of small-cap companies in the China A-Share market and is composed of the 500 smallest and most liquid stocks in the China A-Share market. Constituent stocks for the Underlying Index generally must have been listed on either the Shanghai Stock Exchange or the Shenzhen Stock Exchange for specified time periods, have demonstrated positive performance, and not be subject to abnormal volatility or other evidence of possible market manipulation, among other factors. The composition of the Underlying Index is reviewed every six-months.

MSCI China All Shares Index and MSCI China A Inclusion Equity Index are each calculated and maintained by MSCI, Inc. (“MSCI”). The MSCI China All Share Index is designed to capture large- and mid-capitalization representation across all China securities listed in Hong Kong, Shanghai and Shenzhen. The Underlying Index is intended to give investors a means of tracking the overall performance of equity securities that are a representative sample of the entire Chinese investment universe. The Underlying Index is comprised of A-Shares, B-Shares, H-Shares, Red chips and P chips share classes as well as securities of Chinese companies listed outside of China (e.g. American depository receipts). The Underlying Index is rebalanced on a quarterly basis.

The MSCI China A Inclusion Index is designed to track the equity market performance of China A-Shares that are accessible through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect

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program (together “Stock Connect”). “A-Shares” are equity securities issued by companies incorporated in mainland China and are denominated in renminbi. Certain eligible A-Shares are traded on the Shanghai or Shenzhen Stock Exchanges. The Underlying Index is designed to track the inclusion of A-Shares in the MSCI Emerging Markets Index over time and is constructed by MSCI by applying eligibility criteria for the MSCI Global Investable Market Indexes, and then excluding mid- and small-capitalization A-Shares (as determined by MSCI), A-Shares suspended for trading for more than 50 days in the past 12 months and A-Shares that are not accessible through Stock Connect. The Underlying Index is weighted by each issuer’s free float-adjusted market capitalization (i.e., includes only shares that are readily available for trading in the market) available to foreign investors and includes only large-capitalization companies, as determined by MSCI. The Underlying Index is rebalanced on a quarterly basis.

Each Fund is entitled to use its respective Underlying Index pursuant to a licensing agreement between the Index Provider and DBX. There is no charge to the Funds in connection with these licensing agreements. Each Fund is a diversified series of the Trust. In addition, each Fund, with the exception of Xtrackers MSCI All China Equity ETF, may change its diversification status over time and then change it back again, without shareholder approval, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index each Fund tracks.

Pursuant to the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business the Trust enters into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Trust expects the risk of loss to be remote.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund qualifies as an investment company under Topic 946 of the Accounting Standards Codification of U.S. GAAP. The following is a summary of significant accounting policies followed by the Funds.

Security Valuation    The NAV of each Fund’s shares is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time. NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.

Investments in open-end investment companies are valued at their NAV each business day and are categorized as a Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In

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accordance with the Funds’ valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; length of time of a halt in trading of the security; movement in the security’s proxy index; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s Underlying Index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index.

Disclosure about the classification of the fair value measurements is included in a table following the Fund’s Schedule of Investments.

Cash    Cash consists of cash held at banks and is on deposit with major financial institutions.

Investment Transactions and Investment Income    Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from the sale or disposition of securities are calculated on the identified cost-method. Dividend income is net of any foreign taxes withheld at source. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Distributions of income and capital gains from investments in affiliated funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Distributions received from foreign domiciled corporations, generally determined to be passive foreign investment companies for tax reporting purposes, are included in dividend income.

Tax Information and Dividends and Distributions to Shareholders    It is each Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”). Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is the policy of each Fund to pay out dividends from its net investment income, if any, to investors annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Funds may occasionally be required to make supplemental distributions at some other time during the year. The Funds reserve the right to declare special distributions if, in their reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified at the end of the year within the components of net assets based on their federal tax treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for the full year for tax purposes, are reported as a tax return of capital.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Funds’ tax positions taken or expected to be taken on foreign, federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Funds’ financial statements.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statements of Operations. For the year ended May 31, 2022, the Funds did not incur any interest or penalties.

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As of May 31, 2022, the components of accumulated earnings (losses) on a tax basis were as follows:

	Undistributed Ordinary Income*	Capital and Other Gains (Losses)	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Losses)
Xtrackers Harvest CSI 300 China A-Shares ETF	$1,074,342	$(345,801,588)	$180,940,291	$(163,786,955)
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	220,850	(13,951,605)	(2,171,522)	(15,902,277)
Xtrackers MSCI All China Equity ETF	41,908	(13,473,536)	(1,943,587)	(15,375,215)
Xtrackers MSCI China A Inclusion Equity ETF	19,993	(1,370,051)	1,320,662	(29,396)

The tax character of dividends and distributions declared for the years ended May 31, 2022 and May 31, 2021 were as follows:

Year Ended May 31, 2022
Ordinary Income*
Xtrackers Harvest CSI 300 China A-Shares ETF	$23,518,334
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	315,040
Xtrackers MSCI All China Equity ETF	423,116
Xtrackers MSCI China A Inclusion Equity ETF	114,292

Year Ended May 31, 2021
Ordinary Income*
Xtrackers Harvest CSI 300 China A-Shares ETF	$21,126,939
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	153,080
Xtrackers MSCI All China Equity ETF	227,422
Xtrackers MSCI China A Inclusion Equity ETF	106,403

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

At May 31, 2022, for Federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by regulations, to offset future capital gains for an unlimited period. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

	Short-Term	Long-Term	Total Amount
Xtrackers Harvest CSI 300 China A-Shares ETF	$292,519,760	$53,281,828	$345,801,588
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	13,051,086	900,519	13,951,605
Xtrackers MSCI All China Equity ETF	8,167,344	5,306,192	13,473,536
Xtrackers MSCI China A Inclusion Equity ETF	1,370,051	—	1,370,051

For the fiscal year ended May 31, 2022, the effect of permanent “book/tax” reclassifications to the components of net assets are included below. These differences are primarily due to redemptions-in-kind.

	Distributable earnings (loss)	Paid-In Capital
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	$(3)	$3
Xtrackers MSCI All China Equity ETF	(2,629,084)	2,629,084

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As of May 31, 2021, the aggregate cost of investments for federal income tax purposes, the net unrealized appreciation or depreciation and the aggregated gross unrealized appreciation (depreciation) on investments were as follows:

	Aggregate Tax Cost	Net Unrealized Appreciation (Depreciation)	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)
Xtrackers Harvest CSI 300 China A-Shares ETF	$1,487,562,133	$180,924,373	$400,845,479	$(219,921,106)
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	36,187,169	(2,172,907)	4,186,104	(6,359,011)
Xtrackers MSCI All China Equity ETF	11,420,667	(1,943,594)	553,221	(2,496,815)
Xtrackers MSCI China A Inclusion Equity ETF	4,634,760	1,320,653	1,885,315	(564,662)

Foreign Taxes    The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on capital gains from sales of investments and foreign currency transactions are included in their respective net realized gain (loss) categories, and deferred foreign taxes on unrealized gains are included in net change in unrealized appreciation (depreciation). Receivables and payables related to foreign taxes as of May 31, 2022, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

The Funds’ direct investments in China A-Shares will be subject to a number of Chinese tax rules and the application of many of those rules is evolving. Chinese taxes that may apply to the Funds’ direct investments in A-Shares include withholding income tax (“WHT”) on dividends, WHT on bank interest, WHT on capital gains realized from the disposal of equity investments prior to November 17, 2014 and stamp tax. China imposes WHT at a rate of 10% on dividends on shares and interest income derived by non People’s Republic of China (“PRC”) enterprises including Qualified Foreign Institutional Investors (“QFII”) and Renminbi Qualified Foreign Institutional Investors (“RQFII”) from PRC resident issuers, subject to any lower rate provided by an applicable tax treaty.

With the approval from the PRC State Council, the PRC State Administration of Taxation, the PRC Ministry of Finance and the China Securities Regulatory Commission jointly issued Caishui [2014] 79 (Circular 79) on November 14, 2014. According to Circular 79, RQFIIs are temporarily exempt from WHT with respect to gains derived from the trading of equity investments (including shares in PRC enterprises) effective from November 17, 2014. With respect to gains derived from equity investments prior to November 17, 2014, RQFIIs are subject to WHT at a rate of 10% on such gains on a gross basis, subject to any lower rate provided by an applicable tax treaty. The above WHT treatment applies to RQFIIs which do not have a permanent establishment (“PE”) in the PRC. The Funds do not have PEs in the PRC, therefore, the Funds are only subject to WHT at 10% with respect to gross realized gains derived from the disposal of land-rich A-Share companies and exempt from WHT with respect to gross realized gains derived from non land-rich A-Share companies prior to November 17, 2014. Land-rich enterprises refer to companies whose value of immovable property in the PRC is greater than 50% of the value of their total assets at any time during the three-year period before the alienation of the PRC companies’ shares. The WHT relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by the Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF while realized gains from shares in non land-rich companies prior to November 17, 2014 were granted treaty relief pursuant to the PRC-US Double Taxation Arrangement.

The PRC rules for taxation of RQFIIs (and QFIIs) are evolving and the tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance, as well as the practices adopted by the local PRC authorities, may apply retroactively which may adversely affect the Fund and its shareholders.

Foreign Currency Translations    The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the

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prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending    The Xtrackers MSCI All China Equity ETF and Xtrackers MSCI China A Inclusion Equity ETF may lend securities to certain financial institutions under the terms of their securities lending agreement. During the term of the loans, the Funds continue to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Funds require the borrowers of the securities to maintain collateral with the Funds consisting of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended May 31, 2022, the Funds invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.08% annualized effective rate as of May 31, 2022) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Funds receive compensation for lending their securities either in the form of fees or by earning interest on invested cash collateral, net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Funds are not able to recover securities lent, the Funds may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Funds are also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of May 31, 2022, the Funds listed below had securities on loan. The value of the related collateral exceeded the value of the securities loaned at year end.

Remaining Contractual Maturity of the Agreements, as of May 31, 2022

Securities Lending Transactions	Overnight and Continuous	<30 Days	Between 30 & 90 days	>90 days	Total
Xtrackers MSCI All China Equity ETF
Common Stocks	$46,367	$—	$—	$190,447	$236,814

Gross amount of recognized liabilities and non-cash collateral for securities lending transactions					$236,814

Derivatives

Futures Contracts    Each Fund may enter into futures contracts. These futures contracts will be used to simulate investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund will enter into futures contracts that are traded on a U.S. or non-U.S. exchange. No Fund will use futures for speculative purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. For the year ended May 31, 2022, Xtrackers MSCI All China Equity ETF and Xtrackers MSCI China A Inclusion Equity ETF utilized futures in order to simulate investment in the Funds’ Underlying Index. To the extent required by law, liquid assets committed to futures contracts will be maintained.

At the time each Fund enters into a futures contract, each Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is affected. Pursuant to the contract, each Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by each

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Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. The guarantee is supported by a daily payment system (i.e., margin requirements).

Use of long futures contracts subjects each Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects each Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

A summary of the open futures contracts as of May 31, 2022 is included in a table following the Funds’ Schedule of Investments.

The following tables summarize the value of the Funds’ derivative instruments held as of May 31, 2022 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

	Asset Derivatives		Liability Derivatives
Xtrackers MSCI China A Inclusion Equity ETF

Equity contracts	Unrealized appreciation on futures contracts*	$472	Unrealized depreciation on futures contracts*	$—

*

Includes cumulative appreciation or cumulative depreciation on futures contracts as disclosed in the Schedule of Investments. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of realized and unrealized gains and losses on derivative instruments recognized in the Funds’ earnings during the year ended May 31, 2022 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Net Realized Gain (Loss) from:

Futures Contracts— Equity Contracts
Xtrackers MSCI All China Equity ETF	$(21,863)
Xtrackers MSCI China A Inclusion Equity ETF	(20,053)

Net Change in Unrealized Appreciation (Depreciation) on:

Futures Contracts— Equity Contracts
Xtrackers MSCI All China Equity ETF	$(70)
Xtrackers MSCI China A Inclusion Equity ETF	2,490

For the year ended May 31, 2022 the average monthly volume of derivatives was as follows:

Futures Contracts (Contract Value)
Xtrackers MSCI All China Equity ETF	$42,431
Xtrackers MSCI China A Inclusion Equity ETF	40,673

Affiliated Cash Management Vehicles    The Funds may invest uninvested cash balances in DWS Government Money Market Series and DWS ESG Liquidity Fund, affiliated money market funds which are managed by DWS Investment Management Americas, Inc. (“DIMA”), also an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Government Money Market Series seeks to maintain a stable NAV, and DWS ESG Liquidity Fund maintains a floating NAV. The Funds indirectly bear their proportionate share of the expenses of each affiliated money market fund in which they invest. The Advisor will waive an amount of the unitary advisory fee payable to

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the Advisor by the Funds equal to such acquired fund’s fees and expenses on the Funds’ assets invested in the affiliated money market funds.

3. Investment Advisory and Other Agreements

The Advisor has overall responsibility for the general management and administration of the Funds, subject to the supervision of the Funds’ Board of Trustees. Under an investment advisory agreement between the Trust, on behalf of the Funds, and the Advisor (the “Investment Advisory Agreement”), the Advisor is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Funds to operate.

Harvest Global Investments Limited serves as investment sub-Advisor (the “Sub-Advisor”) to the Xtrackers Harvest CSI 300 China A-Shares ETF and the Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF. The Sub-Advisor is responsible for day-to-day management of each Fund, subject to supervision of the Advisor.

For its investment advisory services to the Funds below, the Advisor is entitled to receive a unitary advisory fee based on each Fund’s average daily net assets, computed and accrued daily and payable monthly, at an annual rate equal to:

Unitary Advisory Fee
Xtrackers Harvest CSI 300 China A-Shares ETF	0.65%
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	0.65%
Xtrackers MSCI All China Equity ETF	0.50%
Xtrackers MSCI China A Inclusion Equity ETF	0.60%

The Advisor for Xtrackers MSCI All China Equity ETF has contractually agreed, until November 14, 2024, to waive a portion of its unitary advisory fee in an amount equal to the acquired fund’s fees and expenses attributable to the Fund’s investments in affiliated funds. In addition, the Advisor has contractually agreed, until September 30, 2022, to waive a portion of its unitary advisory fee to the extent necessary to prevent the operating expenses (except for interest expense, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses) of the Fund from exceeding 0.50% of the Fund’s average daily net assets. For the year ended May 31, 2022, the Advisor waived $64,951 of the expenses of the Fund which were attributable to the Fund’s investments in affiliated funds.

The Advisor for Xtrackers MSCI China A Inclusion Equity ETF has contractually agreed to waive a portion of its unitary advisory fee in an amount equal to the acquired fund’s fees and expenses attributable to the Fund’s investments in affiliated funds. For the year ended May 31, 2022, the Advisor waived $8 of the expenses of the Fund.

The Advisor for the Funds below has contractually agreed to waive a portion of its unitary advisory fee in an amount equal to the acquired funds’ fees and expenses attributable to the Funds’ investments in affiliated cash management vehicles. For the year ended May 31, 2022, the Advisor waived expenses of the Funds as follows:

Expenses Waived
Xtrackers MSCI All China Equity ETF	$189
Xtrackers MSCI China A Inclusion Equity ETF	57

Out of the unitary advisory fee, the Advisor pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, and expenses of the Independent Trustees. Each Fund is responsible for the payment of interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses, if any, litigation expenses and extraordinary expenses.

The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as Administrator, Custodian, Accounting Agent, Lending Agent and Transfer Agent for each Fund.

ALPS Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Funds.

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The Board of Trustees is currently comprised of three Independent Trustees. The Advisor paid retainer fees and attendance fees to each Independent Trustee; retainer fees to the Chairman of the Board of Trustees and Chairman of the Audit Committee; and attendance fees to each member of the Audit Committee (which is comprised of all of the Funds’ Independent Trustees).

4. Investment Portfolio Transactions

For the year ended May 31, 2022, the cost of investments purchased and proceeds from sale of investments (excluding in-kind transactions and short-term investments) were as follows:

	Purchases	Sales
Xtrackers Harvest CSI 300 China A-Shares ETF	$2,313,143,650	$2,502,556,639
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	23,222,864	23,226,413
Xtrackers MSCI All China Equity ETF	1,120,506	5,249,357
Xtrackers MSCI China A Inclusion Equity ETF	2,039,496	9,188,765

For the year ended May 31, 2022, the cost of in-kind purchases and proceeds from in-kind sale were as follows:

	Purchases	Sales
Xtrackers MSCI All China Equity ETF	$—	$13,181,126

5. Fund Share Transactions

As of May 31, 2022, there were unlimited Fund shares, no par value, authorized by the Trust. Fund shares are issued and redeemed by each Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. The consideration for the purchase of Creation Units of Xtrackers MSCI All China Equity ETF generally consists of the in-kind contribution of a designated portfolio of securities constituting a portfolio sampling representation of the securities included in the respective Fund’s Underlying Index and an amount of cash, which under certain circumstances may include cash in lieu of portfolio securities. The purchase of Creation Units for Xtrackers Harvest CSI 300 China A-Shares ETF, Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF and Xtrackers MSCI China A Inclusion Equity ETF are generally issued in exchange for a specific amount of cash totaling the NAV of the Creation Units. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

6. Concentration of Ownership

From time to time, Xtrackers MSCI China A Inclusion Equity ETF may have a concentration of several shareholders, including affiliated funds, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. As of May 31, 2022, Xtrackers MSCI All China Equity ETF held 70% of the total shares outstanding of the Fund.

7. Investing in China

Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others; more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in lack of liquidity and in price volatility; currency revaluations and other currency exchange rate fluctuations or blockage; the nature and extent of intervention by the Chinese government in the Chinese securities markets (including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers), whether such intervention will continue and the impact of such intervention or its discontinuation; the risk of nationalization or expropriation of assets; the risk that the Chinese government may decide not to continue to support economic reform programs; limitations on the use of brokers (or action by the Chinese government that discourages brokers from serving international clients); higher rates of inflation; greater political, economic and social uncertainty; higher market volatility caused by any potential regional territorial conflicts or natural disasters; the risk of increased trade tariffs, embargoes and other trade limitations; restrictions on foreign ownership which require US investors

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DBX ETF Trust

Notes to Financial Statements (Continued)

to invest in offshore special purpose companies to obtain indirect exposure to Chinese issuers; custody risks associated with investing through Stock Connect, an RQFII or other programs to access the Chinese securities markets, both interim and permanent market regulations which may affect the ability of certain stockholders to sell Chinese securities when it would otherwise be advisable; different and less stringent financial reporting standards; and increased political pressure from the US and other countries to restrict the ability of investors outside China to invest in Chinese issuers. In addition, in June 2021, the President of the United States issued an executive order (“CMIC Order”) prohibiting US persons, including the Funds, from purchasing or selling publicly traded securities (including publicly traded securities that are derivative of, or designed to provide exposure to, such securities) of any Chinese company identified as a “Chinese Military-Industrial Complex Company” (“CMIC”). This prohibition, effective August 2, 2021, expands on similar sanctions imposed by the prior administration on certain designated Chinese military companies (“CCMCs”) that took effect in January 2021. To the extent that any company in an Underlying Index is identified as a CMIC at any time (or was previously designed as a CCMC), it may have material adverse effect on a fund’s ability to track its Underlying Index.

8. Line of Credit

The Trust has entered into a senior unsecured credit facility with a syndication of banks which allows the Xtrackers Harvest CSI 300 China A-Shares ETF, Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF, Xtrackers MSCI China A Inclusion Equity ETF and certain other funds managed by the Advisor to borrow up to $105 million. Each Fund may borrow money under this credit facility to the extent necessary for temporary or emergency purposes, including the funding of shareholder redemption requests, trade settlements, and as necessary to distribute to shareholders any income necessary to maintain each Funds’ status as a regulated investment company. Borrowings are charged an interest rate of 1.25% per annum plus the greater of the Federal Funds Effective Rate or the one-month LIBOR Rate. Each Fund may borrow up to the lesser of 33 percent of its net assets as permitted by the Act or 25 percent of adjusted total net assets. The Funds had no outstanding loans at May 31, 2022.

9. Other — COVID-19 Pandemic

A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to significant portions of the population remaining unvaccinated and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Funds’ and their investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Funds and their service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Funds and reflect the consequences as appropriate in the Funds’ accounting and financial reporting.

55

DBX ETF Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders of

Xtrackers Harvest CSI 300 China A-Shares ETF, Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF, Xtrackers MSCI All China Equity ETF and Xtrackers MSCI China A Inclusion Equity ETF and the Board of Trustees of DBX ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Xtrackers Harvest CSI 300 China A-Shares ETF, Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF, Xtrackers MSCI All China Equity ETF and Xtrackers MSCI China A Inclusion Equity ETF (collectively referred to as the “Funds”), (four of the funds constituting DBX ETF Trust (the “Trust”)), including the schedules of investments, as of May 31, 2022, and the related statements of operations for the year ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (four of the funds constituting DBX ETF Trust) at May 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of the internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

New York, New York

July 27, 2022

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DBX ETF Trust

Liquidity Risk Management (Unaudited)

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DBX Advisors LLC (“Advisors”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). Advisors has designated a committee (the “Committee”) composed of personnel from multiple departments within an affiliate of Advisors that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.

Xtrackers MSCI All China Equity ETF

In February 2022, as required by the Program and the Liquidity Rule, Advisors provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2020 through November 30, 2021 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, Advisors stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. Advisors also reported that there were no material changes made to the Program during the Reporting Period.

Xtrackers Harvest CSI 300 China A-Shares ETF, Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF and Xtrackers MSCI China A Inclusion Equity ETF

In February 2022, as required by the Program and the Liquidity Rule, Advisors provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2020 through November 30, 2021 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, on two occasions the Fund did experience a temporary breach of the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). The breaches were caused by the temporary reclassification of Chinese securities as illiquid due to an extended Chinese and Taiwan holiday market closure in February 2021 and a separate extended Chinese holiday market closure in October 2021. Because notifications to the Fund’s board of the anticipated extended holiday closures were made before the start of each holiday closure no filing on Form N-LIQUID was required. Also, because the holiday closures were anticipated in advance, no actions were needed to rebalance the Fund’s portfolio. Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, Advisors stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. Advisors also reported that there were no material changes made to the Program during the Reporting Period.

57

DBX ETF Trust

Board Considerations in Approval of Investment Advisory and Sub-Advisory Contracts (Unaudited)

Xtrackers MSCI All China Equity ETF and Xtrackers MSCI China A Inclusion Equity ETF

Board Approval of Investment Advisory Agreement with DBX Advisors LLC

After discussions at the meeting of the Board of Trustees (“Board” or “Trustees”) held on February 16-17, 2022 (the “Meeting”), the Trustees, all of whom are the Independent Trustees (those not affiliated with DBX ETF Trust (the “Trust”) or its service providers), unanimously approved the continuance of the Investment Advisory Agreement with respect to Xtrackers MSCI All China Equity ETF and Xtrackers MSCI China A Inclusion Equity ETF (each a “Fund,” and collectively, the “Funds”). The Independent Trustees were advised throughout the review and Meeting by K&L Gates LLP (“Independent Trustee Counsel”).

Before reaching their decision to approve the Investment Advisory Agreement for another annual period, the Independent Trustees evaluated the materials furnished to them in advance of the Meeting from DBX Advisors LLC (“DBX” or the “Adviser”) for purposes of reviewing the agreement’s terms, including statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”) regarding (a) fee and expense information for each Fund (including the fee and expense components and any amounts waived or reimbursed) as compared to a peer group of other exchange-traded funds (“ETFs”) selected pursuant to Broadridge’s proprietary methodology (each, a “Peer Group”) and (b) each Fund’s tracking error as compared to its underlying index over the previous five years (or since inception, if shorter). The Independent Trustees also took into consideration the discussions they had with management during the Meeting and among themselves during their Executive Sessions held on February 16 and February 17, 2022. The Independent Trustees also noted that they had received and should take into consideration a substantial amount of information furnished throughout the year at regular Board meetings, which information included, among other things, an analysis of each Fund’s investment performance, tracking error and related financial information, presentations given by DBX, as well as its periodic reports on brokerage commissions, portfolio execution and other services provided to the Funds.

In reaching its decision to continue in effect the Investment Advisory Agreement for another annual period, the Board considered all factors it believed relevant, including (1) the nature, extent and quality of the services provided to the Funds and their shareholders; (2) the financial resources of DBX and its resulting ability to perform its obligations under the Investment Advisory Agreement; (3) the competitiveness of the advisory fee; (4) the total cost of the services provided by and the profits realized by the Adviser from its relationship with the Funds; (5) the extent to which economies of scale have been realized, and if the Funds’ shareholders have benefitted from those economies; and (6) fall out benefits, if any, enjoyed by the Adviser.

The Board reached a determination, with the assistance of Independent Trustee Counsel and Vedder Price P.C. (“Trust Counsel”) and through the exercise of its business judgment, that approval of the Investment Advisory Agreement and the compensation to be received thereunder is in the best interests of each Fund and its shareholders as well as consistent with the Board’s duties under state and federal law. The Board reached this conclusion based on multiple factors.

The Board considered the following in determining whether to approve the Investment Advisory Agreement:

Nature, Extent and Quality of Services.    The Board reviewed in detail the nature, extent and quality of services provided and the risks incurred by the Adviser under the Investment Advisory Agreement. In doing so, the Board considered the information it had received from and the discussions it had with the Adviser continuously during the prior year, in addition to the information the Adviser had provided in response to the Board’s requests prior to the Meeting. The Board considered that these services include, among other things, furnishing a continuous investment program for the Funds, including arranging for, or implementing, the purchase and sale of portfolio securities, the provision of general corporate services such as portfolio management compliance services and the preparation and filing of certain reports on behalf of the Trust. The Board also considered, among other things, the professional experience, qualifications and performance of the senior management and key professional personnel of the Adviser, including portfolio management.

The Board considered that the Adviser provides, at its own expense, office facilities and equipment for use by the Funds and supervisory persons responsible for supervising and monitoring the Trust’s service providers. The Board also considered that the Adviser pays or arranges for the compensation of officers of the Trust who are

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DBX ETF Trust

Board Considerations in Approval of Investment Advisory and Sub-Advisory Contracts (Unaudited) (Continued)

also officers or employees of the Adviser or one of its DWS Group affiliates, except as may otherwise be determined by the Board. In addition, the Board considered that the Adviser arranges for the provision of transfer agency, custody, fund administration and accounting, and other non-distribution services necessary for the Funds’ operations. The Board also considered that in addition to managing the Funds’ portfolios directly, the Adviser provides oversight of day-to-day operations, including monitoring tracking error, providing services in connection with the creation and redemption of creation units and assistance in meeting legal, compliance and regulatory requirements applicable to the Funds.

The Board considered the information regarding each Fund’s tracking error compared to its underlying index that had been provided by the Adviser and by Broadridge. The Board took note of the detailed information provided by the Adviser throughout the year with respect to each Fund’s tracking error and the sources thereof. The Trustees noted that tracking error for each Fund during the year was in an expected range.

Based on its review, the Board concluded that the nature, extent, and quality of services provided by the Adviser under the Investment Advisory Agreement are reasonable and appropriate in relation to the fees paid to the Adviser, taking special consideration of the fact that the advisory fee is a unitary fee and, as a result, a portion of the unitary advisory fee will be used to compensate the Funds’ service providers. The Board considered the staffing of the Adviser, including the training, qualifications and experience of investment personnel in managing the Funds. The Board also considered the expertise of the Adviser in supervising third party service providers to the Funds, such as the administrator and the custodian, noting the Adviser’s extensive work with these service providers (including onsite due diligence sessions) to conduct such supervision. The Board further considered the compliance program of the Adviser, which supports the Funds’ compliance program.

Adviser’s Financial Resources.    In connection with the assessment of the ability of the Adviser to perform its duties under the Investment Advisory Agreement, the Board considered the Adviser’s financial condition and whether it has the resources necessary to carry out its functions. The Board concluded that the Adviser has the financial resources necessary to perform its obligations under the Investment Advisory Agreement.

Reasonableness of Advisory Fee.    The Board compared each Fund’s advisory fee and total expenses to those of the other ETFs in its Peer Group. The Board noted that due to the special characteristics of certain Funds, there were limitations faced by Broadridge in providing comparable funds in the Peer Groups and the information in the Broadridge reports accordingly may or may not provide meaningful direct comparisons to the Funds. The Board also noted that the advisory fees and total expenses (after waivers/reimbursements) for Xtrackers MSCI All China Equity ETF were below or equal to the average and/or median of the ETFs in the Fund’s respective Peer Group compiled by Broadridge, but Xtrackers MSCI China A Inclusion Equity ETF had advisory fees and/or total expenses (after waivers/reimbursements) that were above the average and/or median of its respective Peer Group. The Board considered, however, that Xtrackers MSCI China A Inclusion Equity ETF’s total expenses were below the average and median of its Peer Group. The Board accordingly noted that each Fund’s fee is competitive with the fees of applicable peer ETFs.

The Board considered that the fee for each of the Funds is a unitary fee pursuant to which the Adviser pays all of the Funds’ costs (subject to certain specified exceptions). The Board considered that each Fund’s fee had been priced to scale when it was established. The Board also considered that each Fund’s portfolio is managed on a day-to-day basis by the Adviser and that the Adviser also provides oversight of day-to-day operations, including monitoring tracking error, providing services in connection with creation and redemption units and assistance in meeting legal and regulatory requirements applicable to the Funds. Based on its review, the Board concluded that the advisory fee for each Fund is reasonable in light of the services provided.

Costs of Services and Profitability.    The Board considered the expenses of the Adviser in developing and rendering services provided to the Funds and the information provided by the Adviser to the Board regarding the Funds’ profitability. The Board considered that the Adviser had provided extensive information about the Adviser’s profitability and the Adviser’s methodology in determining profitability. While the Adviser had provided information about the Adviser’s expenses relating to marketing the Funds, the Board considered the Adviser’s profitability without accounting for such expenses. The Board determined that, although only some of the Funds were profitable as of this time, the Adviser’s profitability with respect to each profitable Fund was not excessive.

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DBX ETF Trust

Board Considerations in Approval of Investment Advisory and Sub-Advisory Contracts (Unaudited) (Continued)

The Board considered whether the Adviser would benefit in other ways from its relationships with the Funds and concluded that there were no material fall-out benefits likely to accrue to the Adviser related to the operation of the Funds.

Economies of Scale. The Board considered that certain Funds had attracted a substantial amount of assets, but determined that those Funds were not experiencing economies of scale beyond what was reflected in each Fund’s unitary fee, which the Board noted was very competitive. The Board considered that the other Funds were not experiencing economies of scale at this time and determined to revisit this matter after the Funds had attracted more assets.

Given all the information available to it and considering all material factors, the Board concluded that the Investment Advisory Agreement was fair and reasonable and it was unanimously approved.

Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF

Board Approval of Investment Advisory Agreement with DBX Advisors LLC and Investment Sub-Advisory Agreement with Harvest Global Investments Limited

After discussions at the meeting of the Board of Trustees (“Board” or “Trustees”) held on February 16-17, 2022 (the “Meeting”), the Trustees, all of whom are Independent Trustees (those not affiliated with DBX ETF Trust (the “Trust”) or its service providers), unanimously approved the continuance of the Investment Advisory Agreement and Investment Sub-Advisory Agreement with respect to Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (each a “Fund,” and collectively, the “Funds”). The Independent Trustees were advised throughout the review and Meeting by K&L Gates LLP (“Independent Trustee Counsel”).

Before reaching their decision to continue in effect the Investment Advisory Agreement and the Investment Sub-Advisory Agreement for another annual period, the Independent Trustees evaluated the materials furnished to them in advance of the Meeting from DBX Advisors LLC (“DBX” or the “Adviser”) and Harvest Global Investments Limited (“Harvest” or “Sub-Adviser”) for purposes of reviewing the agreements’ terms and also took into consideration the discussions they had with management during the Meeting and among themselves during their Executive Sessions held on February 16-17, 2022. The Independent Trustees also noted that they had received and should take into consideration a substantial amount of information furnished throughout the year at regular Board meetings, which information included, among other things, an analysis of each Fund’s investment performance and related financial information, presentations given by DBX and Harvest, as well as periodic reports on brokerage commissions, portfolio execution and other services provided to the Funds.

In reaching its decision with respect to the Investment Advisory Agreement, the Board considered all factors it believed relevant, including (1) the nature, extent and quality of the services provided to the Funds and their shareholders; (2) the financial resources of DBX and its resulting ability to perform its obligations under the Investment Advisory Agreement; (3) the competitiveness of the advisory fee; (4) the total cost of the services provided by and the profits realized by the Adviser from its relationship with the Funds; (5) the extent to which economies of scale have been realized, and if the Funds’ shareholders have benefitted from those economies; and (6) fall out benefits, if any, enjoyed by the Adviser.

In reaching its decision with respect to the Investment Sub-Advisory Agreement, the Board considered all factors it believed relevant, including (1) the nature, extent and quality of the services provided to the Funds and their shareholders; (2) the performance of Harvest with respect to its management of the Funds, as well as Harvest’s financial resources and its resulting ability to perform its obligations under the Investment Sub-Advisory Agreement; (3) the total cost of the services provided by Harvest from its relationship with the Funds; (4) the extent to which economies of scale have been realized, and if the Funds’ shareholders have benefitted from those economies; and (5) fall out benefits, if any, enjoyed by the Sub-Adviser.

The Board reached a determination, with the assistance of Independent Trustee Counsel and Vedder Price P.C. (“Trust Counsel”) and through the exercise of its business judgment, that approval of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement and the compensation to be received thereunder is in

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DBX ETF Trust

Board Considerations in Approval of Investment Advisory and Sub-Advisory Contracts (Unaudited) (Continued)

the best interests of each Fund and its shareholders as well as consistent with the Board’s duties under state and federal law. The Board reached this conclusion based on multiple factors.

The Board considered the following in determining whether to approve the Investment Advisory Agreement:

Nature, Extent and Quality of Services.    The Board reviewed in detail the nature, extent and quality of services provided and the risks incurred by the Adviser under the Investment Advisory Agreement. In doing so, the Board considered the information it had received from and the discussions it had with the Adviser continuously during the prior year, in addition to the information the Adviser had provided in response to the Board’s requests prior to the Meeting. The Board considered that these services include, among other things, furnishing a continuous investment program for the Funds, including arranging for, or implementing, the purchase and sale of portfolio securities, the provision of general corporate services such as portfolio management compliance services and the preparation and filing of certain reports on behalf of the Trust. The Board also considered, among other things, the professional experience, qualifications and performance of the senior management and key professional personnel of the Adviser, including portfolio management.

The Board considered that the Adviser provides, at its own expense, office facilities and equipment for use by the Funds and supervisory persons responsible for supervising and monitoring the Trust’s service providers. The Board also considered that the Adviser pays or arranges for the compensation of officers of the Trust who are also officers or employees of the Adviser or one of its DWS Group affiliates, except as may otherwise be determined by the Board. The Board also considered that the Adviser arranges for the provision of transfer agency, custody, fund administration and accounting, and other non-distribution services necessary for the Funds’ operation. The Board also considered the role played by the Adviser in working with Harvest to manage the Funds’ portfolios, noting that the Adviser provides oversight of day-to-day operations, including monitoring tracking error, providing services in connection with the creation and redemption of creation units and assistance in meeting legal, compliance and regulatory requirements applicable to the Funds. The Board considered the information regarding each Fund’s tracking error compared to its underlying index that had been provided by the Adviser and by Broadridge Financial Solutions Inc. (“Broadridge”). The Board took note of the detailed information provided by the Adviser throughout the year with respect to each Fund’s tracking error and the sources thereof. The Trustees noted that tracking error for each Fund during the year was in an expected range.

Based on its review, the Board concluded that the nature, extent, and quality of services provided by the Adviser under the Investment Advisory Agreement are reasonable and appropriate in relation to the fees paid to the Adviser, taking special consideration of the fact that the advisory fee is a unitary fee and, as a result, a portion of the unitary advisory fee will be used to compensate the Funds’ service providers. The Board considered the staffing of the Adviser, including the training, qualifications and experience of investment personnel in managing the Funds. The Board also considered the expertise of the Adviser in supervising third party service providers to the Funds, such as the administrator and the custodian, noting the Adviser’s extensive work with these service providers (including onsite due diligence sessions) to conduct such supervision. The Board further considered the compliance program of the Adviser, which supports the Funds’ compliance program.

Adviser’s Financial Resources.    In connection with the assessment of the ability of the Adviser to perform its duties under the Investment Advisory Agreement, the Board considered the Adviser’s financial condition and whether it has the resources necessary to carry out its functions. The Board concluded that the Adviser has the financial resources necessary to perform its obligations under the Investment Advisory Agreement.

Reasonableness of Advisory Fee.    The Board compared each Fund’s advisory fee and total expenses to those of the other ETFs in its Peer Group. The Board noted that due to the special characteristics of certain Funds, there were limitations faced by Broadridge in providing comparable funds in the Peer Groups and the information in the Broadridge reports accordingly may or may not provide meaningful direct comparisons to the Funds. The Board considered that while each Fund’s advisory fees and total expenses after waivers/reimbursements were above the average and median of those Funds’ respective Peer Groups, many of those other ETFs in the Funds’ respective Peer Groups only invested directly in A-Shares through the Stock Connect programs, rather than also utilizing the Renminbi Qualified Foreign Institutional Investor (“RQFII”) program, as the Funds did using the quota allocated to the Sub-Adviser. The Board also noted that the Chinese authorities had recently abolished the quotas

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DBX ETF Trust

Board Considerations in Approval of Investment Advisory and Sub-Advisory Contracts (Unaudited) (Continued)

under the RQFII system, but that it remained in the Funds’ best interests to continue utilizing Harvest as the Funds’ sub-adviser and that Harvest’s local market capabilities provided the Funds with the widest feasible range of means to access A-shares.

The Board considered that the fee for the Funds is a unitary fee pursuant to which the Adviser pays all of the Funds’ costs (subject to certain specified exceptions). The Board considered that each Fund’s fee had been priced to scale when it was established. The Board also considered that the Funds’ portfolios are managed on a day-to-day basis by the Sub-Adviser, which receives a fee from the Adviser. The Board considered the allocation of responsibilities between the Adviser and Sub-Adviser and noted that the Adviser provides oversight of day-to-day operations, including monitoring tracking error, providing services in connection with creation and redemption units and assistance in meeting legal and regulatory requirements applicable to the Funds. Based on its review, the Board concluded that the advisory fee is reasonable in light of the services provided.

Costs of Services and Profitability. The Board considered the expenses of the Adviser in developing and rendering services to the Funds and the information provided by the Adviser to the Board regarding the Funds’ profitability. The Board considered that the Adviser had provided extensive information about the Adviser’s profitability and the Adviser’s methodology in determining profitability. While the Adviser had provided information about the Adviser’s expenses relating to marketing the Funds, the Board considered the Adviser’s profitability without accounting for such expenses. The Board determined that only Xtrackers Harvest CSI 300 China A-Shares ETF was profitable as of this time and the Adviser’s profitability with respect to the Fund was not excessive. The Board also noted that since the fee paid by the Adviser to the Sub-Adviser under the Investment Sub-Advisory Agreement contained breakpoints, the Adviser could experience increased profitability as the Funds’ assets increased. The Board considered whether the Adviser would benefit in other ways from its relationships with the Funds and concluded that there were no material fall-out benefits likely to accrue to the Adviser related to the operation of the Funds.

Economies of Scale.    The Board considered that Xtrackers Harvest CSI 300 China A-Shares ETF had attracted a substantial amount of assets), but determined that the Fund was not experiencing economies of scale beyond what was reflected in the Fund’s unitary fee, which the Board noted was very competitive. The Board considered that Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF was not experiencing economies of scale at this time and determined to evaluate the economies of scale on an ongoing basis as a result of asset growth of the Funds.

Given all the information available to it and considering all material factors, the Board concluded that the Investment Advisory Agreement was fair and reasonable and it was unanimously approved.

The Board considered the following in determining whether to approve the Investment Sub-Advisory Agreement:

Nature, Extent and Quality of Services.    In considering the nature, extent and quality of services that Harvest provides to the Funds, the Board reviewed in detail the nature, extent and quality of services provided by Harvest under the Investment Sub-Advisory Agreement. In doing so, the Board considered the information it had received from the Sub-Adviser continuously during the prior year, in addition to the information the Sub-Adviser had provided in response to the Board’s requests prior to the Meeting. The Board considered that these services include, among other things, furnishing a continuous investment program for the Funds, including arranging for, or implementing, the purchase and sale of portfolio securities.

The Board also considered Harvest’s operational capabilities and resources, and its experience in serving as investment sub-adviser to the Funds. The Board considered the professional experience, qualifications and performance of Harvest’s senior management and key professional personnel, as well as Harvest’s depth and breadth of experience in managing investment portfolios consisting of China A-Shares, and their techniques for implementing such strategies while minimizing index tracking error. The Board also noted that the Chinese authorities had recently abolished the quotas under the RQFII system, but that it remained in the Funds’ best interests to continue utilizing Harvest as the Funds’ sub-adviser and that Harvest’s local market capabilities provided the Funds with the widest feasible range of means to access A-shares. In addition, the Board considered

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DBX ETF Trust

Board Considerations in Approval of Investment Advisory and Sub-Advisory Contracts (Unaudited) (Continued)

Harvest’s operational capabilities and resources, and Harvest’s experience in managing index funds covering various asset classes. The Board noted that Harvest manages its index-based portfolios using both full replication and sampling techniques and maintains strict discipline in the implementation of its indexing strategies. To that end, the Board noted that when there are changes to a benchmark index, Harvest closely monitors any such changes to devise strategies to realign its portfolios at the lowest possible cost while tracking the respective benchmark index. The Board also noted Harvest’s processes to minimize the cost of trading.

Based on its review, the Board concluded that the nature, extent, and quality of services provided by Harvest under the Investment Sub-Advisory Agreement are reasonable and appropriate in relation to the fees paid to Harvest, taking special consideration of the fact that the fees paid to Harvest are payable by the Adviser and not the Funds.

Performance of Harvest; Harvest’s Financial Resources.    The Board considered Harvest’s performance in managing the Funds and its ability to minimize tracking error. The Board concluded that, given Harvest’s capabilities and experience in managing the Funds, Harvest had generally been able to keep the Funds’ tracking error within acceptable ranges.

The Board also considered Harvest’s financial condition and whether it has the resources necessary to carry out its functions. The Board concluded that Harvest has the financial resources necessary to perform its obligations under the Investment Sub-Advisory Agreement.

Reasonableness of Sub-Advisory Fee.    The Board considered that the fee paid to Harvest in respect of the Funds would be paid by the Adviser and not the Funds. Based on its review, the Board concluded that the fees agreed upon with Harvest are reasonable in light of the nature and quality of investment advisory services rendered for each Fund. The Board reached its conclusion based in part on the aggregate fees paid by the Funds, the fact that the sub-advisory fee is paid by the Adviser and not the Funds, and fees paid by comparable funds to advisers.

Costs of Services and Profitability.    The Board considered that the fees paid by the Adviser to Harvest under the Investment Sub-Advisory Agreement contain breakpoints. The Board further considered that specific information about Harvest’s profitability with respect to its services provided to the Funds was not available because Harvest receives a fixed fee which is computed as a percentage of each Fund’s advisory fees and does not calculate the profitability of its sub-advisory services on a per-Fund level. The Board also considered that the overall fees paid by each Fund remained reasonable.

The Board also considered whether Harvest would benefit in other ways from its relationship with the Funds. The Board discussed Harvest’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds and the brokers’ and dealers’ provision of brokerage services to Harvest.

Economies of Scale.    The Board considered that Xtrackers Harvest CSI 300 China A-Shares ETF had attracted a substantial amount of assets, but determined that the Fund was not experiencing economies of scale beyond what was reflected in the Fund’s unitary fee, which the Board noted was very competitive. The Board considered that Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF was not experiencing economies of scale at this time and determined to evaluate the economies of scale on an ongoing basis as a result of asset growth of the Funds.

Given all the information available to it and considering all material factors, the Board concluded that the Investment Sub-Advisory Agreement was fair and reasonable and it was unanimously approved.

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DBX ETF Trust

Board Members and Officers (Unaudited)

Identification and Background

The Board has responsibility for the overall management and operations of the funds, including general supervision of the duties performed by the Advisor and other service providers. Each Board Member serves until his or her successor is duly elected or appointed and qualified. Each officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

The Trust currently has three Board Members. The three Independent Board Members have no affiliation or business connection with the Advisor or any of its affiliated persons and do not own any stock or other securities issued by the Advisor.

The Independent Board Members of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the fund complex (defined below) overseen by each Independent Board Member, and other directorships, if any, held by the Board Members are shown below. The fund complex includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor. As of the date of this shareholder report, the fund complex consists of the funds in the Trust, as well as the registered funds advised by affiliates of the Advisor.

Shareholder Communications to the Board.    Shareholders may send communications to the Trust’s Board by addressing the communications directly to the Board (or individual Board Members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board Members). The shareholder may send the communication to either the Trust’s office or directly to such Board members c/o 875 Third Avenue, New York, NY 10022. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Independent Board Members
Name, Year of Birth, Position with the Trust and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Board Member
Stephen R. Byers (1953) Chairperson since 2016, and Board Member since 2011 (formerly, Lead Independent Board Member, 2015-2016)	Independent Director (2011- present); Independent Consultant (2014-present); Director of Investment Management, the Dreyfus Corporation (2000-2006) and Vice Chairman and Chief Investment Officer, the Dreyfus Corporation (2002-2006).	34	The Arbitrage Funds, Sierra Income Corporation, Mutual Fund Directors Forum
George O. Elston (1964) Board Member since 2011, Chairperson of the Audit Committee since 2015	Chief Financial Officer, Enzyvant (2018-present); Chief Executive Officer, 2X Oncology, Inc. (2017-2018); Senior Vice President and Chief Financial Officer, Juniper Pharmaceuticals, Inc. (2014-2016); Senior Vice President and Chief Financial Officer, KBI BioPharma Inc. (2013-2014); Managing Partner, Chatham Street Partners (2010-2013).	34	—
J. David Officer (1948) Board Member since 2011, Chairperson of the Nominating Committee since 2015	Independent Director (2010-present); Vice Chairman, the Dreyfus Corporation (2006-2009); President, The Dreyfus Family of Funds, Inc. (2006-2009).	34	(Chairman of) Ilex Management Ltd; Old Westbury Funds

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DBX ETF Trust

Board Members and Officers (Unaudited) (Continued)

Officers(2)
Name, Year of Birth, Position with the Trust and Length of Time Served(3)	Business Experience and Directorships During the Past 5 Years
Freddi Klassen(4) (1975) President and Chief Executive Officer, 2016-present	Programmes (Head since 2021), of DWS Investment Management Americas, Inc. and Manager and Chief Operating Officer of the Advisor (2016 -present). Formerly: Chief Operating Officer in the Americas for the Traditional Asset Classes Department (2014 -2020); Manager and Chief Operating Officer of DWS Investment Management Americas, Inc. (2018-present) and the Advisor (2016-present); Global Chief Operating Officer for Equities Technology in the Investment Bank Division at Deutsche Bank AG (2013-2014); Chief Operating Officer for Exchange Traded Funds and Systematic Funds in Europe (2008-2013).
Diane Kenneally(4) (1966) Treasurer, Chief Financial Officer and Controller, 2019-present	Fund Administration Treasurer’s Office (Co-Head since 2018), of DWS Investment Management Americas, Inc.; Chief Financial Officer and Treasurer for DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2018-present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018-present); formerly: Assistant Treasurer for the DWS funds (2007-2018).
Frank Gecsedi(4) (1967) Chief Compliance Officer, 2010-present	AFC Compliance US (Senior Team Lead), of DWS Investment Management Americas, Inc.; Compliance Department (2016-present), Vice President in the Deutsche Asset Management Compliance Department at Deutsche Bank AG (2013-2016) and Chief Compliance Officer of the Advisor (2010-present); Chief Compliance Officer of DWS Distributors, Inc. (2019-2022); Vice President in Deutsche Bank’s Global Markets Legal, Risk and Capital Division (2010-2012).
Bryan Richards(4) (1978) Vice President, 2016-present	Portfolio Engineering, Systematic Investments Solutions (Head), of DWS Investment Management Americas, Inc.(2018-present); Portfolio Manager in the Passive Asset Management Department at DWS (2011-present); Primary Portfolio Manager for the PowerShares DB Commodity ETFs (2011-2015).
John Millette(5) (1962) Secretary, 2020-present	Legal (Associate General Counsel), DWS US Retail Legal (2003-present), of DWS Investment Management Americas, Inc.; Vice President and Secretary of DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (1999-present); Chief Legal Officer, DWS Investment Management Americas, Inc. (2015-present); Director and Vice President of DWS Trust Company (2016-present); Vice President, DBX Advisors LLC (2021-present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2011-present); formerly: Secretary of Deutsche Investment Management Americas Inc. (2015-2017); and Assistant Secretary of DBX ETF Trust (2019-2020).

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DBX ETF Trust

Board Members and Officers (Unaudited) (Continued)

Name, Year of Birth, Position with the Trust and Length of Time Served(3)	Business Experience and Directorships During the Past 5 Years
Caroline Pearson(5) (1962) Assistant Secretary, 2020-present	Legal (Senior Team Lead), DWS US Retail Legal, of DWS Investment Management Americas, Inc.; Chief Legal Officer of DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2010-present); Chief Legal Officer, DBX Advisors LLC and DBX Strategic Advisors LLC (2020-present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012-present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002-2017); and Secretary, Deutsche AM Service Company (2010-2017).
Paul Antosca(5) (1957) Assistant Treasurer, 2019-present	Fund Administration Tax (Head), of DWS Investment Management Americas, Inc.; Assistant Treasurer for DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2007-present).
Jeffrey Berry(5) (1959) Assistant Treasurer, 2019-present	Fund Administration (Senior Specialist), of DWS Investment Management Americas, Inc.
Sheila Cadogan(5) (1966) Assistant Treasurer, 2019-present	Fund Administration Treasurer’s Office (Co-Head since 2018), of DWS Investment Management Americas, Inc.; Assistant Treasurer for DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2017-present); Director and Vice President, DWS Trust Company (2018-present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018-present).
Christina A. Morse(6) (1964) Assistant Secretary, 2017-present	Vice President at BNY Mellon Asset Servicing (2014-present); Vice President and Counsel at Lord Abbett & Co. LLC (2013-2014).
Christian Rijs(4) (1980) Anti-Money Laundering Compliance Officer, since October 21, 2021	Senior Team Lead Anti-Financial Crime and Compliance, DWS Investment Management Americas, Inc.; AML Officer, DWS Trust Company (since November 2, 2021); AML Officer, DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (since October 6, 2021); AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since November 12, 2021); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO.

(1)	The length of time served is represented by the year in which the Board Member joined the Board.
(2)

As a result of their respective positions held with the Advisor and its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(3)	The length of time served is represented by the year in which the officer was first elected to the Trust in such capacity.
(4)	Address: 875 Third Avenue, New York, New York 10022.
(5)	Address: 100 Summer Street, Boston, MA 02110.
(6)	Address: BNY Mellon Asset Servicing, 240 Greenwich Street, New York, NY 10286.

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the Funds’ Board Members. The SAI is available by calling 855-329-3837, or on the Company’s website at www.Xtrackers.com.

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DBX ETF Trust

Additional Information (Unaudited)

Proxy Voting Policies and Procedures

The Funds’ policies and procedures for voting proxies for portfolio securities and information about how each Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — www.Xtrackers.com (click on “Resources” and “Proxy Voting” at the top of the page) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the Funds’ policies and procedures without charge, upon request, call us toll free at (855) 329-3837.

Portfolio Holdings Information

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and are available by calling the Trust at 855-329-3837.

Information about each Fund’s portfolio holdings is available daily at www.Xtrackers.com.

Discount & Premium Information

Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.Xtrackers.com.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for its period ended May 31, 2022.

Qualified Dividend Income*
Xtrackers Harvest CSI 300 China A-Shares ETF	100%
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	100%
Xtrackers MSCI All China Equity ETF	87%
Xtrackers MSCI China A Inclusion Equity ETF	100%

* The above percentage is based on ordinary income dividends paid to shareholders during each Fund’s fiscal year.

Each Fund intends to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

	Gross Foreign Income	Foreign Taxes Paid
Xtrackers Harvest CSI 300 China A-Shares ETF	$44,425,320	$4,396,630
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	584,118	58,613
Xtrackers MSCI All China Equity ETF	—	—
Xtrackers MSCI China A Inclusion Equity ETF	226,817	22,570

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DBX ETF Trust

This report is intended for the shareholders of DBX ETF Trust.

This report must be preceded or accompanied by a prospectus.

Investing involves risk, including possible loss of principal. Stocks may decline in value. Foreign investing involves greater and different risks than investing in U.S. companies, including currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Funds investing in a single industry, country or in a limited geographic region generally are more volatile than more diversified funds. Special risks associated with investments in Chinese companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards, the nature and extent of intervention by the Chinese government in the Chinese securities markets, and the potential unavailability of A shares. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-shares could result in unexpected tax liabilities for the Funds which may reduce Fund returns. Any reduction or elimination of access to A-shares will have a material adverse effect on the ability of the Funds to achieve its investment objective. Performance of the Funds may diverge from that of the Underlying Index due to operating expenses, transaction costs, cash flows, use of sampling strategies or operational inefficiencies. An investment in these Funds should be considered only as a supplement to a complete investment program for those investors willing to accept the risks associated with the Funds. Please read the prospectus for more information.

The U.S. government has imposed restrictions on the ability of U.S. investors to hold and/or acquire securities of certain Chinese companies. To the extent that an Underlying Index includes such a security and the Fund excludes it, the Fund’s tracking error may increase and the performance of the Fund and Underlying Index may diverge.

War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Funds and their investments.

Shares of the Funds are bought and sold at market price (not NAV) throughout the day on the NYSE Arca, Inc. Transactions in Fund shares may result in brokerage commissions and may generate tax consequences. There can be no assurance that an active trading market for shares of a Fund will develop or be maintained.

DBX ETF Trust Funds are distributed by ALPS Distributors, Inc. (“ALPS”). The Funds are managed by DBX Advisors LLC which is not affiliated with ALPS.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

The CSI Indexes are calculated by China Securities Index Co., Ltd. (CSI). CSI does not make any warranties, express or implied, to its customers or any other party regarding the accuracy or completeness of any data related to the Index. All information is provided for information purposes only. CSI accepts no liability for any errors or any loss arising from the use of information it provides.

The Funds or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by MSCI, and MSCI bears no liability with respect to any such Funds or securities or any index on which such Funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with DBX Advisors LLC and any related funds.

Copyright © 2022 DWS Group. All rights reserved. XtrackersTM is a trademark of DWS Investment GmbH. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

Not FDIC Insured  |  No Bank Guarantee  |  May Lose Value

DBX ETF Trust

Investment advisor DBX Advisors LLC 875 Third Avenue New York, NY 10022	Investment sub-advisor Harvest Global Investments Limited 31/F, One Exchange Square 8 Connaught Place Central, Hong Kong	Administrator, custodian, fund accounting agent, lending agent & transfer agent The Bank of New York Mellon 240 Greenwich Street New York, NY 10286

Distributor ALPS Distributors, Inc. 1290 Broadway Suite 1000 Denver, CO 80203	Independent registered public accounting firm Ernst & Young LLP One Manhattan West New York, NY 10001	Legal counsel Vedder Price P.C. 1633 Broadway New York, NY 10019

R-35360-9 (7/22) DBX005230 (7/23)

May 31, 2022

Annual Report

DBX ETF Trust

Xtrackers MSCI All World ex US Hedged Equity ETF (DBAW)

Xtrackers MSCI Emerging Markets Hedged Equity ETF (DBEM)

Xtrackers MSCI Europe Hedged Equity ETF (DBEU)

Xtrackers MSCI Eurozone Hedged Equity ETF (DBEZ)

Xtrackers MSCI Germany Hedged Equity ETF (DBGR)

Xtrackers MSCI Japan Hedged Equity ETF (DBJP)

DBX ETF Trust

To our Shareholders: (Unaudited)

Dear shareholder,

We are pleased to provide this annual report for our six currency hedged equity ETFs for the period ended May 31, 2022.

Globally, economic recovery had been underway, aided by accelerated vaccinations and high levels of post-infection immunity. However, developments around fast-spreading new variants, like Omicron, in Q1 2022 resulted in strict lockdowns, and the subsequent resurgence in cases raised concerns over the growth outlook and supply chain constraints. Geopolitical tensions stemming from the war in Ukraine amplified uncertainties and added to the woes of economies globally. Central banks pivoted to higher interest rates in the face of high inflation only to be challenged by slowing growth.

Recent economic data revealed the U.S. economy had contracted in Q1 2022, weighed down by trade imbalances and weaker inventory growth. The labor market remained tight, although consumer confidence had been ebbing amid high inflation concerns. U.S. equity markets witnessed heightened volatility over the period, due to escalating energy prices, coupled with concerns over the U.S. Federal Reserve’s (the Fed’s) tightening monetary policy, slowing growth, and geopolitical tensions. With inflation treading over highs unseen in over 40 years, the Fed indicated a hawkish stance and concluded its bond purchases in March 2022. The Fed subsequently raised rates twice over the period and announced it would commence pruning its balance sheet in June. Markets remained muted over this expected development. Taming inflation while keeping the U.S. economy’s recovery afloat evolved as a major challenge for the Fed.

Elevated inflation, slower economic growth, and a strong labor market highlighted Eurozone’s economic backdrop, alongside the war unfolding in Ukraine. Latest GDP1 data revealed the Euro Area economy had matched growth in Q4 2021. Developments around the Omicron variant and associated restrictions and the impact of the war in Ukraine on commodity prices and supply chains were the predominant factors weighing on growth. Eurozone’s inflation treaded higher over the period amid rising geopolitical risks and gas supply concerns but stabilized in April 2022. Although the labor market remained a bright spot, consumer confidence dropped significantly over the period amid prevalent uncertainties. The accommodative European Central Bank (ECB) pivoted to a more hawkish tone lately. President Lagarde noted the ECB could end the bond-buying program in July 2022 and steer away from negative interest rates by the end of the third quarter, chalking out plans to incorporate further hikes.

Emerging economies were weighed down by a multitude of factors including high inflation alongside slowing growth, a hawkish Fed, the war in Ukraine, and heavyweight China facing a slowdown. Although the economies were better equipped to handle the pandemic, bouts of surging COVID-19 cases, a weak and pressurized property sector, and decelerating economic growth rattled China. A zero-tolerance COVID-19 policy entailed strict lockdowns and restrictions, impacting demand, mobility, and production, and unnerving global supply chains. Against this backdrop, emerging markets significantly underperformed developed markets over the reporting period.

Developments around the pandemic, central banks’ pivoting towards higher interest rates, sticky inflation alongside risks of recession, and geopolitics-fueled uncertainties are major themes for investors to digest. Although labor markets have recovered, and the number of Omicron infections receded, consumer confidence remained weak owing to a less favorable long-term economic outlook. The economic impairment from the war in Ukraine is expected to contribute to a significant slowdown in global growth in 2022. However, a fragmented recovery is anticipated, as policy responses based on the region’s needs would influence growth. Investors remain wary of further actions from central banks as they balance the task of taming inflation and supporting slowing growth.

Sincerely,

/s/ Freddi Klassen

Freddi Klassen

President and Chief Executive Officer

1 The gross domestic product (GDP) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period.

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

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DBX ETF Trust

Management’s Discussion of Fund Performance (Unaudited)

Xtrackers MSCI All World ex US Hedged Equity ETF (DBAW)

The Xtrackers MSCI All World ex US Hedged Equity ETF (DBAW) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI ACWI ex USA US Dollar Hedged Index (the DBAW Index). The DBAW Index is designed to provide exposure to equity securities in developed and emerging stock markets (excluding the U.S.), while at the same time mitigating exposure to fluctuation between the value of the U.S. dollar and select non-U.S. currencies. For the 12-month period ended May 31, 2022, DBAW returned -3.94%, compared to the DBAW Index return of -3.80%.

The majority of the sectors contributed negatively to performance during the period with the greatest negative contribution coming from Consumer Discretionary, Information Technology and Industrials. The Energy sector was the only positive contributor to performance. From a geographical perspective, Saudi Arabia, Canada and United Kingdom were the major positive contributors, while Hong Kong, Japan and Germany contributed negatively to performance. The Fund entered into forward foreign currency contracts during the period to hedge against changes in the value of the U.S. dollar against specified non-U.S. currencies. The currency hedging strategy contributed positively to performance.

Xtrackers MSCI Emerging Markets Hedged Equity ETF (DBEM)

The Xtrackers MSCI Emerging Markets Hedged Equity ETF (DBEM) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EM US Dollar Hedged Index (the DBEM Index). The DBEM Index is designed to provide exposure to equity securities in the global emerging markets, while at the same time mitigating exposure to fluctuations between the value of the US dollar and the currencies of countries included in the underlying index. For the 12-month period ended May 31, 2022, DBEM returned -16.88%, compared to the DBEM Index return of -16.32%.

The majority of the sectors contributed negatively to performance during the period with the greatest negative contribution coming from Consumer Discretionary, Information Technology and Communication Services. The Utilities sector was the only positive contributor to performance. From a geographical perspective, Saudi Arabia, Indonesia and United Arab Emirates were the major positive contributors, while Hong Kong, Korea and Russia contributed negatively to performance. The Fund entered into forward foreign currency contracts during the period to hedge against changes in the value of the U.S. dollar against specified non-U.S. currencies. The currency hedging strategy contributed positively to performance.

Xtrackers MSCI Europe Hedged Equity ETF (DBEU)

The Xtrackers MSCI Europe Hedged Equity ETF (DBEU) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Europe US Dollar Hedged Index (the DBEU Index). The DBEU index is designed to provide exposure to equity securities in 15 developed European stock markets, while at the same time mitigating exposure to fluctuations between the value of the U.S. dollar and selected non-U.S. currencies. For the 12-month period ended May 31, 2022, DBEU returned 2.37%, compared to the DBEU Index return of 2.49%.

The majority of sectors contributed negatively to performance during the period with the greatest negative contribution coming from Consumer Discretionary, Industrials and Information Technology. The Energy and Health Care sectors were the only positive contributors to performance. From a geographical perspective Germany, France and Netherlands were the major detractors, while United Kingdom and Norway were the only positive contributors to the performance. The Fund entered into forward foreign currency contracts during the period to hedge against changes in the value of the U.S. dollar against specified non-U.S. currencies. The currency hedging strategy contributed positively to performance.

Xtrackers MSCI Eurozone Hedged Equity ETF (DBEZ)

The Xtrackers MSCI Eurozone Hedged Equity ETF (DBEZ) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EMU IMI U.S. Dollar Hedged Index (the DBEZ Index). The DBEZ Index is designed to provide exposure to equities in countries in the European Monetary Union, or the “Eurozone” that have adopted the euro as their common currency and sole legal tender, while at the same time mitigating exposure to the fluctuations between the value of the U.S. dollar and the euro. For the 12-month period ended May 31, 2022, DBEZ returned -3.33%, compared to the DBEZ Index return of -3.18%.

3

DBX ETF Trust

Management’s Discussion of Fund Performance (Unaudited) (Continued)

The majority of the sectors contributed negatively to performance during the period with the greatest negative contribution coming from Consumer Discretionary, Industrials and Information Technology. The Energy sector was the only positive contributor to performance. From a geographical perspective Germany, France and Netherlands were the major negative contributors, while Portugal was the only positive contributors to the performance. The Fund entered into forward foreign currency contracts during the period to hedge against changes in the value of the U.S. dollar against the euro. The currency hedging strategy contributed positively to performance.

Xtrackers MSCI Germany Hedged Equity ETF (DBGR)

The Xtrackers MSCI Germany Hedged Equity ETF (DBGR) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Germany US Dollar Hedged Index (the DBGR Index). The DBGR Index is designed to provide exposure to Germany’s equity market, while at the same time mitigating exposure to fluctuations between the value of the US dollar and euro. For the 12-month period ended May 31, 2022, DBGR returned -10.08%, compared to the DBGR Index return of -10.03%.

The majority of the sectors contributed negatively to performance during the period with the greatest negative contribution coming from, Consumer Discretionary, Industrials and Information Technology. The Communication Services sector was the only positive contributor to performance. The Fund entered into forward foreign currency contracts during the period to hedge against changes in the value of the U.S. dollar against specified non-U.S. currencies. The currency hedging strategy contributed positively to performance.

Xtrackers MSCI Japan Hedged Equity ETF (DBJP)

The Xtrackers MSCI Japan Hedged Equity ETF (DBJP) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Japan US Dollar Hedged Index (the DBJP Index). The DBJP Index is designed to track the performance of the Japanese equity market, while at the same time mitigating exposure to fluctuations between the value of the U.S. dollar and Japanese yen. For the 12-month period ended May 31, 2022, DBJP returned 0.66%, compared to the DBJP Index return of 1.15%.

The majority of the sectors contributed negatively to performance during the period with the greatest negative contribution coming from Industrials, Consumer Discretionary and Communications. The Energy sector was the only positive contributor to performance. The Fund entered into forward foreign currency contracts during the period to hedge against changes in the value of the U.S. dollar against the Japanese yen. The currency hedging strategy contributed positively to performance.

*************************

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance data visit www.Xtrackers.com. Returns assume that dividends and capital gains distributions have been reinvested. See pages 6-17 of this report for additional performance information, including performance data based on market value. The views expressed in this report reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Current and future portfolio holdings are subject to risk.

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DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI All World ex US Hedged Equity ETF (DBAW)

The Xtrackers MSCI All World ex US Hedged Equity ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI ACWI ex USA US Dollar Hedged Index (the “Underlying Index”). The Underlying Index is designed to track the performance of equity securities in developed and emerging stock markets (excluding the United States), while mitigating exposure to fluctuations between the value of the U.S. dollar and the currencies of the countries included in the Underlying Index. It is not possible to invest directly into an index.

Performance as of May 31, 2022

Average Annual Total Return

	Net Asset Value	Market Value	MSCI ACWI ex USA US Dollar Hedged Index	MSCI ACWI ex USA Index
One Year	-3.94%	-4.31%	-3.80%	-12.31%
Five Year	6.34%	6.27%	6.71%	4.42%
Since Inception[1]	6.21%	6.21%	6.63%	3.59%

Cumulative Total Returns

	Net Asset Value	Market Value	MSCI ACWI ex USA US Dollar Hedged Index	MSCI ACWI ex USA Index
One Year	-3.94%	-4.31%	-3.80%	-12.31%
Five Year	35.97%	35.52%	38.35%	24.16%
Since Inception[1]	65.41%	65.41%	71.02%	34.24%

1 Total returns are calculated based on the commencement of operations, January 23, 2014 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2021, was 0.40%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

6

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI All World ex US Hedged Equity ETF (DBAW) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, January 23, 2014.

Sector Diversification* as of May 31, 2022

Financials	20.4%
Industrials	12.0%
Information Technology	11.8%
Consumer Discretionary	11.0%
Health Care	9.3%
Materials	8.6%
Consumer Staples	8.5%
Communication Services	6.4%
Energy	6.1%
Utilities	3.4%
Real Estate	2.5%

Total	100.0%

Ten Largest Equity Holdings as of May 31, 2022 (11.5% of Net Assets)

Description	% of Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	2.0%
Nestle SA (Switzerland)	1.4%
Samsung Electronics Co. Ltd. (South Korea)	1.3%
Tencent Holdings Ltd. (China)	1.2%
Roche Holding AG (Switzerland)	1.1%
ASML Holding NV (Netherlands)	1.0%
Shell PLC (United Kingdom)	1.0%
AstraZeneca PLC (United Kingdom)	0.9%
Novartis AG (Switzerland)	0.8%
Novo Nordisk A/S (Denmark)	0.8%

Country Diversification* as of May 31, 2022

Japan	13.7%
United Kingdom	9.5%
China	8.4%
Canada	8.3%
France	6.9%
Switzerland	6.9%
Germany	5.0%
Australia	4.9%
Taiwan	4.6%
India	3.7%
South Korea	3.7%
Netherlands	2.8%
Hong Kong	2.5%
Sweden	2.1%
Other	17.0%

Total	100.0%

* As a percent of total investments excluding securities lending collateral.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 19.

7

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI Emerging Markets Hedged Equity ETF (DBEM)

The Xtrackers MSCI Emerging Markets Hedged Equity ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EM US Dollar Hedged Index (the “Underlying Index”). The Underlying Index is designed to track emerging market performance while mitigating exposure to fluctuations between the value of the U.S. dollar and the currencies of the countries included in the Underlying Index. It is not possible to invest directly into and index.

Performance as of May 31, 2022

Average Annual Total Return

	Net Asset Value	Market Value	MSCI EM US Dollar Hedged Index	MSCI EM Index
One Year	-16.88%	-18.07%	-16.32%	-18.90%
Five Year	4.22%	3.90%	5.01%	3.80%
Ten Year	3.43%	3.30%	4.98%	4.17%

Cumulative Total Returns

	Net Asset Value	Market Value	MSCI EM US Dollar Hedged Index	MSCI EM Index
One Year	-16.88%	-18.07%	-16.32%	-18.90%
Five Year	22.96%	21.09%	27.66%	20.51%
Ten Year	40.13%	38.41%	62.57%	50.45%

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2021, was 0.65%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

8

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI Emerging Markets Hedged Equity ETF (DBEM) (Continued)

Growth of an Assumed $10,000 Investment

Sector Diversification* as of May 31, 2022

Financials	21.7%
Information Technology	20.9%
Consumer Discretionary	12.9%
Communication Services	10.5%
Materials	9.0%
Consumer Staples	5.9%
Industrials	5.7%
Energy	5.0%
Health Care	3.6%
Utilities	2.8%
Real Estate	2.0%

Total	100.00%

Ten Largest Equity Holdings as of May 31, 2022 (24.5% of Net Assets)

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	6.8%
Samsung Electronics Co. Ltd. (South Korea)	4.3%
Tencent Holdings Ltd. (China)	4.1%
Alibaba Group Holding Ltd. (China)	2.7%
Reliance Industries Ltd. (India)	1.5%
Meituan (China)	1.4%
Vale SA (Brazil)	1.0%
China Construction Bank Corp. (China)	1.0%
Infosys Ltd. (India)	0.9%
JD.com, Inc. (China)	0.8%

Country Diversification* as of May 31, 2022

China	29.0%
Taiwan	15.6%
India	12.7%
South Korea	12.6%
Brazil	5.5%
Saudi Arabia	4.4%
South Africa	3.7%
Mexico	2.2%
Hong Kong	2.1%
Other	12.2%

Total	100.0%

* As a percent of total investments excluding securities lending collateral and cash equivalents.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 48.

9

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI Europe Hedged Equity ETF (DBEU)

The X-trackers MSCI Europe Hedged Equity ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Europe US Dollar Hedged Index (the “Underlying Index”). The Underlying Index is designed to track the performance of the developed markets in Europe, while mitigating exposure to fluctuations between the value of the U.S. dollar and the currencies of the countries included in the Underlying Index. It is not possible to invest directly into an index.

Performance as of May 31, 2022

Average Annual Total Return

	Net Asset Value	Market Value	MSCI Europe US Dollar Hedged Index	MSCI Europe Index
One Year	2.37%	2.42%	2.49%	-9.89%
Five Year	6.66%	6.66%	6.92%	4.10%
Since Inception[1]	7.76%	7.75%	8.05%	3.92%

Cumulative Total Returns

	Net Asset Value	Market Value	MSCI Europe US Dollar Hedged Index	MSCI Europe Index
One Year	2.37%	2.42%	2.49%	-9.89%
Five Year	38.04%	38.01%	39.71%	22.24%
Since Inception[1]	91.15%	91.07%	95.75%	39.63%

1 Total returns are calculated based on the commencement of operations, October 1, 2013 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2021, was 0.45%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

10

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI Europe Hedged Equity ETF (DBEU) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, October 1, 2013.

Sector Diversification* as of May 31, 2022

Financials	16.0%
Health Care	15.8%
Industrials	14.2%
Consumer Staples	13.0%
Consumer Discretionary	9.9%
Materials	7.8%
Information Technology	7.1%
Energy	6.6%
Utilities	4.5%
Communication Services	3.9%
Real Estate	1.2%

Total	100.0%

Ten Largest Equity Holdings as of May 31, 2022 (21.1% of Net Assets)

Nestle SA (Switzerland)	3.4%
Roche Holding AG (Switzerland)	2.5%
ASML Holding NV (Netherlands)	2.3%
Shell PLC (United Kingdom)	2.3%
AstraZeneca PLC (United Kingdom)	2.0%
Novartis AG (Switzerland)	2.0%
Novo Nordisk A/S (Denmark)	1.9%
LVMH Moet Hennessy Louis Vuitton SE (France)	1.8%
TotalEnergies SE (France)	1.5%
HSBC Holdings PLC (United Kingdom)	1.4%

Country Diversification* as of May 31, 2022

United Kingdom	23.5%
France	16.9%
Switzerland	16.7%
Germany	12.4%
Netherlands	7.0%
Sweden	5.2%
Denmark	4.1%
Spain	4.0%
Italy	3.1%
Other	7.1%

Total	100.0%

* As a percent of total investments excluding, securities lending collateral and cash equivalents.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 69.

11

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI Eurozone Hedged Equity ETF (DBEZ)

The Xtrackers MSCI Eurozone Hedged Equity ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EMU IMI US Dollar Hedged Index (the “Underlying Index”). The Underlying Index is designed to track the performance of equity securities based in the countries in the European Monetary Union (the “EMU”), while seeking to mitigate exposure to fluctuations between the value of the U.S. dollar and the euro. It is not possible to invest directly into an index.

Performance as of May 31, 2022

Average Annual Total Return

	Net Asset Value	Market Value	MSCI EMU IMI US Dollar Hedged Index	MSCI EMU Index
One Year	-3.33%	-2.83%	-3.18%	-15.97%
Five Year	6.01%	6.05%	6.21%	2.98%
Since Inception[1]	7.86%	7.90%	8.03%	4.19%

Cumulative Total Returns

	Net Asset Value	Market Value	MSCI EMU IMI US Dollar Hedged Index	MSCI EMU Index
One Year	-3.33%	-2.83%	-3.18%	-15.97%
Five Year	33.86%	34.12%	35.14%	15.80%
Since Inception[1]	76.03%	76.58%	78.20%	35.95%

1 Total returns are calculated based on the commencement of operations, December 10, 2014 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2021, as revised March 2, 2022 was 0.45%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

12

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI Eurozone Hedged Equity ETF (DBEZ) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, December 10, 2014.

Sector Diversification* as of May 31, 2022

Industrials	16.3%
Financials	15.1%
Consumer Discretionary	14.5%
Information Technology	12.4%
Health Care	8.0%
Consumer Staples	7.4%
Materials	7.5%
Utilities	6.5%
Energy	5.1%
Communication Services	5.0%
Real Estate	2.2%

Total	100.0%

Ten Largest Equity Holdings as of May 31, 2022 (22.5% of Net Assets)

Description	% of Net Assets
ASML Holding NV (Netherlands)	4.3%
LVMH Moet Hennessy Louis Vuitton SE (France)	3.3%
TotalEnergies SE (France)	2.7%
Sanofi (France)	2.3%
SAP SE (Germany)	1.9%
Siemens AG (Germany)	1.9%
Allianz SE (Germany)	1.6%
L’Oreal SA (France)	1.6%
Air Liquide SA (France)	1.5%
Schneider Electric SE (France)	1.4%

Country Diversification* as of May 31, 2022

France	32.7%
Germany	25.1%
Netherlands	13.9%
Spain	8.2%
Italy	7.2%
Finland	3.6%
Belgium	3.2%
Ireland	2.2%
Other	3.9%

Total	100.0%

* As a percent of total investments excluding exchange-traded funds, securities lending collateral and cash equivalents.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 77.

13

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI Germany Hedged Equity ETF (DBGR)

The Xtrackers MSCI Germany Hedged Equity ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Germany US Dollar Hedged Index (the “Underlying Index”). The Underlying Index is designed to track the performance of the German equity market while mitigating exposure to fluctuations between the value of the U.S. dollar and the euro. It is not possible to invest directly into an index.

Performance as of May 31, 2022

Average Annual Total Return

	Net Asset Value	Market Value	MSCI Germany US Dollar Hedged Index	MSCI Germany Index
One Year	-10.08%	-9.81%	-10.03%	-22.04%
Five Year	2.91%	2.94%	3.14%	-0.05%
Ten Year	6.81%	6.87%	7.07%	3.80%

Cumulative Total Returns

	Net Asset Value	Market Value	MSCI Germany US Dollar Hedged Index	MSCI Germany Index
One Year	-10.08%	-9.81%	-10.03%	-22.04%
Five Year	15.44%	15.57%	16.72%	-0.23%
Ten Year	93.19%	94.25%	98.04%	45.19%

Prior to May 31, 2013, this Fund was known as dbx-trackers MSCI Canada Hedged Equity Fund (DBCN) and had a different investment strategy. Past performance may have been different if the Fund’s current investment strategy had been in effect

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2021, as revised March 2, 2022 was 0.45%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

14

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI Germany Hedged Equity ETF (DBGR) (Continued)

Growth of an Assumed $10,000 Investment

Sector Diversification* as of May 31, 2022

Industrials	17.8%
Consumer Discretionary	16.8%
Financials	15.7%
Health Care	13.4%
Information Technology	12.4%
Materials	7.2%
Communication Services	6.3%
Utilities	4.3%
Real Estate	3.2%
Consumer Staples	2.9%

Total	100.0%

Ten Largest Equity Holdings as of May 31, 2022 (52.4% of Net Assets)

Description	% of Net Assets
SAP SE	8.4%
Siemens AG	8.1%
Allianz SE	6.9%
Bayer AG	5.6%
Deutsche Telekom AG	5.3%
Mercedes-Benz Group AG	4.6%
BASF SE	4.0%
Deutsche Post AG	3.3%
Infineon Technologies AG	3.2%
Volkswagen AG	3.0%

* As a percent of total investments excluding exchange-traded fund, securities lending collateral and cash equivalents.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 86.

15

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI Japan Hedged Equity ETF (DBJP)

The Xtrackers MSCI Japan Hedged Equity ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Japan US Dollar Hedged Index (the “Underlying Index”). The Underlying Index is designed to track the performance of the Japanese equity market while mitigating exposure to fluctuations between the value of the U.S. dollar and Japanese yen. It is not possible to invest directly into an index.

Performance as of May 31, 2022

Average Annual Total Return

	Net Asset Value	Market Value	MSCI Japan US Dollar Hedged Index	MSCI Japan Index
One Year	0.66%	0.96%	1.15%	-13.91%
Five Year	7.72%	7.70%	8.22%	3.67%
Ten Year	12.20%	12.15%	12.84%	6.99%

Cumulative Total Returns

	Net Asset Value	Market Value	MSCI Japan US Dollar Hedged Index	MSCI Japan Index
One Year	0.66%	0.96%	1.15%	-13.91%
Five Year	45.05%	44.88%	48.43%	19.74%
Ten Year	216.09%	214.80%	234.78%	96.62%

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2021, as revised March 2, 2022 was 0.45%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

16

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI Japan Hedged Equity ETF (DBJP) (Continued)

Growth of an Assumed $10,000 Investment

Sector Diversification* as of May 31, 2022

Industrials	22.2%
Consumer Discretionary	18.7%
Information Technology	14.4%
Financials	10.2%
Health Care	9.4%
Communication Services	8.7%
Consumer Staples	6.1%
Materials	4.9%
Real Estate	3.5%
Utilities	1.0%
Energy	0.9%

Total	100.0%

Ten Largest Equity Holdings as of May 31, 2022 (22.9% of Net Assets)

Description	% of Net Assets
Toyota Motor Corp.	5.2%
Sony Group Corp.	3.5%
Keyence Corp.	2.3%
Tokyo Electron Ltd.	2.0%
Mitsubishi UFJ Financial Group, Inc.	2.0%
KDDI Corp.	1.7%
Shin-Etsu Chemical Co. Ltd.	1.6%
Recruit Holdings Co. Ltd.	1.6%
Hitachi Ltd.	1.5%
SoftBank Group Corp.	1.5%

* As a percent of total investments excluding exchange-traded fund, securities lending collateral and cash equivalents.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 89.

17

DBX ETF Trust

Fees and Expenses (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares, and (2) ongoing costs, including unitary advisory fees and other Fund expenses. In the most recent six-month period the Funds, except Xtrackers MSCI Eurozone Hedged Equity ETF, limited these expenses; had they not done so, expenses would have been higher. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples in the tables are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2021 to May 31, 2022).

Actual expenses

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses (which is not the Funds’ actual return). The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2021	Ending Account Value May 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Per $1,000(1)
Xtrackers MSCI All World ex US Hedged Equity ETF
Actual	$1,000.00	$969.70	0.40%	$1.96
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	0.40%	$2.02
Xtrackers MSCI Emerging Markets Hedged Equity ETF
Actual	$1,000.00	$903.30	0.65%	$3.08
Hypothetical (5% return before expenses)	$1,000.00	$1,021.69	0.65%	$3.28
Xtrackers MSCI Europe Hedged Equity ETF
Actual	$1,000.00	$991.30	0.45%	$2.23
Hypothetical (5% return before expenses)	$1,000.00	$1,022.69	0.45%	$2.27
Xtrackers MSCI Eurozone Hedged Equity ETF
Actual	$1,000.00	$951.10	0.45%	$2.19
Hypothetical (5% return before expenses)	$1,000.00	$1,022.69	0.45%	$2.27
Xtrackers MSCI Germany Hedged Equity ETF
Actual	$1,000.00	$924.90	0.45%	$2.16
Hypothetical (5% return before expenses)	$1,000.00	$1,022.69	0.45%	$2.27
Xtrackers MSCI Japan Hedged Equity ETF
Actual	$1,000.00	$1,001.20	0.45%	$2.25
Hypothetical (5% return before expenses)	$1,000.00	$1,022.69	0.45%	$2.27

(1) Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

18

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF

May 31, 2022

	Number of Shares	Value
COMMON STOCKS — 97.8%
Australia — 4.9%
Ampol Ltd.	1,874	$44,865
APA Group (a)	7,310	59,700
Aristocrat Leisure Ltd.	3,882	94,136
ASX Ltd.	1,213	70,337
Aurizon Holdings Ltd.	12,577	36,284
Australia & New Zealand Banking Group Ltd.	17,327	311,366
BHP Group Ltd.	32,360	1,035,985
BlueScope Steel Ltd.	3,663	47,843
Brambles Ltd.	9,155	71,483
Cochlear Ltd.	415	66,406
Coles Group Ltd.	8,420	105,927
Commonwealth Bank of Australia	11,063	828,552
Computershare Ltd.	3,390	56,442
Crown Resorts Ltd. *	2,576	23,737
CSL Ltd.	3,107	606,110
Dexus REIT	6,565	49,375
Domino’s Pizza Enterprises Ltd.	390	19,264
Endeavour Group Ltd.	8,326	43,380
Evolution Mining Ltd.	13,688	37,721
Fortescue Metals Group Ltd.	10,765	155,360
Goodman Group REIT	10,670	157,358
GPT Group REIT	11,874	40,988
IDP Education Ltd. (b)	1,338	23,112
Insurance Australia Group Ltd.	15,844	49,689
Lendlease Corp. Ltd. (a)	4,217	32,594
Lottery Corp. Ltd. *	14,436	49,106
Macquarie Group Ltd.	2,386	318,456
Medibank Pvt Ltd.	16,772	38,757
Mineral Resources Ltd.	1,041	47,701
Mirvac Group REIT	24,449	39,654
MMG Ltd. *	18,714	7,965
National Australia Bank Ltd.	20,554	461,103
Newcrest Mining Ltd.	5,893	105,897
Northern Star Resources Ltd.	7,506	48,211
Orica Ltd.	2,762	32,091
Origin Energy Ltd.	11,585	56,951
Qantas Airways Ltd. *	5,803	22,947
QBE Insurance Group Ltd.	9,346	80,687
Ramsay Health Care Ltd.	1,161	65,131
REA Group Ltd.	354	28,608
Reece Ltd.	1,890	21,742
Rio Tinto Ltd.	2,370	194,660
Santos Ltd.	21,491	126,469
Scentre Group REIT	32,659	67,266
SEEK Ltd.	2,088	36,337
Sonic Healthcare Ltd.	2,888	75,981
South32 Ltd.	31,772	114,006
Stockland REIT	15,347	44,055
Suncorp Group Ltd.	7,961	64,845
Telstra Corp. Ltd.	26,204	72,965
Transurban Group (a)	19,642	202,561
Treasury Wine Estates Ltd.	4,846	41,385
Vicinity Centres REIT	27,968	37,935
Washington H Soul Pattinson & Co. Ltd.	1,272	23,460
Wesfarmers Ltd.	7,437	251,861

	Number of Shares	Value
Australia (Continued)
Westpac Banking Corp.	22,757	$389,834
WiseTech Global Ltd.	1,050	31,724
Woodside Energy Group Ltd.	6,164	131,646
Woolworths Group Ltd.	7,890	196,197

(Cost $7,061,272)		7,596,208

Austria — 0.1%
Erste Group Bank AG	2,207	68,734
OMV AG	964	56,299
Verbund AG	429	42,670
voestalpine AG	798	23,371

(Cost $193,185)		191,074

Belgium — 0.5%
Ageas SA/NV (b)	1,149	57,839
Anheuser-Busch InBev SA/NV	5,681	318,177
Elia Group SA/NV	193	31,763
Groupe Bruxelles Lambert SA	675	62,291
KBC Group NV	1,608	100,296
Proximus SADP	985	16,998
Sofina SA	100	23,554
Solvay SA	480	46,944
UCB SA	838	73,914
Umicore SA (b)	1,316	58,475
Warehouses De Pauw CVA REIT	755	27,834

(Cost $1,021,002)		818,085

Brazil — 1.2%
Ambev SA	28,898	86,283
Americanas SA	4,105	17,361
Atacadao SA	2,964	12,068
B3 SA — Brasil Bolsa Balcao	38,673	103,914
Banco Bradesco SA	10,413	36,985
Banco BTG Pactual SA	7,416	39,541
Banco do Brasil SA	5,385	41,493
Banco Inter SA	1,197	3,171
Banco Santander Brasil SA	2,049	14,465
BB Seguridade Participacoes SA	5,271	29,812
BRF SA *	4,509	14,848
CCR SA	9,551	26,809
Centrais Eletricas Brasileiras SA	1,047	9,284
Cia de Saneamento Basico do Estado de Sao Paulo	2,544	24,506
Cia Siderurgica Nacional SA	4,258	19,567
Cosan SA	6,035	27,441
Energisa SA	1,284	12,001
Engie Brasil Energia SA	1,304	12,045
Equatorial Energia SA	6,323	31,638
Hapvida Participacoes e Investimentos SA, 144A	28,872	40,824
Hypera SA	1,860	15,181
JBS SA	5,496	41,169
Klabin SA	4,243	19,945
Localiza Rent a Car SA	3,972	48,073
Lojas Renner SA	6,540	36,604
Magazine Luiza SA	19,206	15,033
Natura & Co. Holding SA	6,457	22,377
Petro Rio SA *	3,970	23,381

See Notes to Financial Statements.	19

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
Brazil (Continued)
Petroleo Brasileiro SA	23,681	$165,728
Raia Drogasil SA	8,527	37,050
Rede D’Or Sao Luiz SA, 144A	2,408	18,149
Rumo SA	10,097	37,562
Suzano SA	4,770	53,697
Telefonica Brasil SA	4,211	45,233
TIM SA	4,993	15,129
TOTVS SA	4,554	27,185
Ultrapar Participacoes SA	3,444	10,413
Vale SA	25,953	470,781
Vibra Energia SA	8,440	34,523
WEG SA	11,542	61,613

(Cost $1,556,981)		1,802,882

Canada — 8.2%
Agnico Eagle Mines Ltd.	2,907	154,078
Air Canada *	1,095	19,210
Algonquin Power & Utilities Corp.	5,107	74,292
Alimentation Couche-Tard, Inc.	5,422	246,355
AltaGas Ltd.	2,251	54,351
ARC Resources Ltd.	3,920	59,039
Bank of Montreal	4,198	456,657
Bank of Nova Scotia	7,879	534,340
Barrick Gold Corp.	2,794	57,367
Barrick Gold Corp.	8,533	174,795
BCE, Inc.	490	26,696
BlackBerry Ltd. *	3,063	18,453
Brookfield Asset Management, Inc., Class A	9,156	462,994
CAE, Inc. *	1,946	48,602
Cameco Corp.	2,536	62,134
Canadian Apartment Properties REIT	471	18,433
Canadian Imperial Bank of Commerce	5,836	321,041
Canadian National Railway Co.	3,734	424,575
Canadian Natural Resources Ltd.	7,535	498,680
Canadian Pacific Railway Ltd.	6,033	430,469
Canadian Tire Corp. Ltd., Class A	453	62,238
Canadian Utilities Ltd., Class A	858	27,222
CCL Industries, Inc., Class B	976	46,854
Cenovus Energy, Inc.	8,326	193,002
CGI, Inc. *	1,384	118,250
Constellation Software, Inc.	135	212,476
Dollarama, Inc.	1,885	109,328
Emera, Inc.	1,721	85,543
Empire Co. Ltd., Class A	1,098	35,982
Enbridge, Inc.	13,131	606,589
Fairfax Financial Holdings Ltd.	163	90,462
First Quantum Minerals Ltd.	3,852	111,523
FirstService Corp.	272	34,831
Fortis, Inc.	2,975	150,038
Franco-Nevada Corp.	1,200	169,756
George Weston Ltd.	483	59,280
GFL Environmental, Inc.	1,164	35,522
Gildan Activewear, Inc.	1,458	45,924
Great-West Lifeco, Inc. (b)	1,693	46,459
Hydro One Ltd., 144A	1,979	55,200
iA Financial Corp., Inc.	687	35,674

	Number of Shares	Value
Canada (Continued)
IGM Financial, Inc.	703	$21,654
Imperial Oil Ltd. (b)	1,500	82,160
Intact Financial Corp.	1,116	161,244
Ivanhoe Mines Ltd., Class A *	3,918	29,861
Keyera Corp.	1,392	37,099
Kinross Gold Corp.	7,922	35,575
Lightspeed Commerce, Inc. *	652	16,954
Loblaw Cos. Ltd.	1,046	96,500
Lundin Mining Corp.	4,259	37,915
Magna International, Inc.	1,816	117,846
Manulife Financial Corp.	12,613	233,642
Metro, Inc.	1,595	88,095
National Bank of Canada	2,151	165,094
Northland Power, Inc.	1,617	49,040
Nutrien Ltd.	3,530	344,976
Nuvei Corp., 144A *	425	21,763
Onex Corp.	497	29,655
Open Text Corp.	1,731	70,945
Pan American Silver Corp.	1,336	29,385
Parkland Corp.	941	28,018
Pembina Pipeline Corp.	3,655	147,373
Power Corp. of Canada	3,485	100,650
Quebecor, Inc., Class B	1,082	24,551
Restaurant Brands International, Inc.	1,926	101,138
RioCan Real Estate Investment Trust REIT	1,649	29,659
Ritchie Bros Auctioneers, Inc.	695	41,831
Rogers Communications, Inc., Class B	2,260	115,908
Royal Bank of Canada	8,988	939,197
Saputo, Inc.	1,558	31,324
Shaw Communications, Inc., Class B	2,888	81,833
Shopify, Inc., Class A *	742	278,562
Sun Life Financial, Inc. (b)	3,696	180,526
Suncor Energy, Inc.	9,492	381,901
TC Energy Corp.	6,351	367,598
Teck Resources Ltd., Class B	2,983	123,674
TELUS Corp.	2,846	71,215
TFI International, Inc.	549	45,084
Thomson Reuters Corp.	1,088	107,686
TMX Group Ltd.	365	39,716
Toromont Industries Ltd.	557	49,405
Toronto-Dominion Bank	11,805	902,140
Tourmaline Oil Corp.	1,965	121,301
West Fraser Timber Co. Ltd.	472	43,549
Wheaton Precious Metals Corp.	2,768	114,322
WSP Global, Inc.	785	86,652

(Cost $10,090,593)		12,698,930

Chile — 0.1%
Antofagasta PLC	2,677	49,840
Banco de Chile	278,478	28,986
Banco de Credito e Inversiones SA	205	7,615
Banco Santander Chile	388,669	19,440
Cencosud SA	8,433	13,518
Cia Cervecerias Unidas SA	667	4,761
Empresas CMPC SA	8,070	13,951
Empresas Copec SA	2,394	19,007
Enel Americas SA	168,740	18,266

See Notes to Financial Statements.	20

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
Chile (Continued)
Enel Chile SA	123,794	$3,173
Falabella SA	4,372	12,802

(Cost $225,156)		191,359

China — 8.3%
360 DigiTech, Inc., ADR	557	8,762
360 Security Technology, Inc., Class A *	3,700	4,589
37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	200	649
3SBio, Inc., 144A *	10,314	7,663
AAC Technologies Holdings, Inc. (b)	3,840	8,348
Advanced Micro-Fabrication Equipment Inc China, Class A *	350	6,053
AECC Aviation Power Co. Ltd., Class A	1,000	5,922
Agricultural Bank of China Ltd., Class A	28,900	13,118
Agricultural Bank of China Ltd., Class H	194,050	73,938
Aier Eye Hospital Group Co. Ltd., Class A	2,405	13,388
Air China Ltd., Class A *	7,800	11,322
Air China Ltd., Class H *	10,682	7,786
Airtac International Group	527	17,249
Alibaba Group Holding Ltd. *	97,165	1,191,779
A-Living Smart City Services Co. Ltd., 144A *	1,722	2,747
Aluminum Corp. of China Ltd., Class A *	7,300	5,632
Aluminum Corp. of China Ltd., Class H *	20,085	9,163
Anhui Conch Cement Co. Ltd., Class A	1,200	6,621
Anhui Conch Cement Co. Ltd., Class H	8,857	44,922
Anhui Gujing Distillery Co. Ltd., Class A	300	10,246
Anhui Gujing Distillery Co. Ltd., Class B	1,210	17,774
ANTA Sports Products Ltd.	7,289	83,134
Asymchem Laboratories Tianjin Co. Ltd., Class A	200	7,839
Autohome, Inc., ADR	408	14,827
AviChina Industry & Technology Co. Ltd., Class H	23,574	13,579
Baidu, Inc., ADR *	1,780	249,823
Bank of Beijing Co. Ltd., Class A	11,100	7,350
Bank of China Ltd., Class A	16,800	8,028
Bank of China Ltd., Class H *	505,261	202,820
Bank of Communications Co. Ltd., Class A	13,200	9,709
Bank of Communications Co. Ltd., Class H	53,531	36,496
Bank of Hangzhou Co. Ltd., Class A	4,400	8,977
Bank of Jiangsu Co. Ltd., Class A	13,000	12,502
Bank of Nanjing Co. Ltd., Class A	8,600	13,914
Bank of Ningbo Co. Ltd., Class A	2,910	14,276
Bank of Shanghai Co. Ltd., Class A	5,590	5,368
Baoshan Iron & Steel Co. Ltd., Class A	10,200	9,779
Beijing Capital International Airport Co. Ltd., Class H *	6,998	4,102
Beijing Kingsoft Office Software, Inc., Class A	256	7,858
Beijing Tiantan Biological Products Corp. Ltd., Class A	1,000	3,377
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A	145	2,767

	Number of Shares	Value
China (Continued)
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	13,800	$10,068
Betta Pharmaceuticals Co. Ltd., Class A	400	2,810
BGI Genomics Co. Ltd., Class A	500	4,922
Bilibili, Inc., ADR *(b)	1,212	27,088
BOE Technology Group Co. Ltd., Class A	15,500	8,800
BYD Co. Ltd., Class A	700	31,029
BYD Co. Ltd., Class H	5,253	187,435
BYD Electronic International Co. Ltd. (b)	3,118	6,922
CanSino Biologics, Inc., Class H, 144A *	480	4,835
CGN Power Co. Ltd., Class H, 144A	50,581	13,278
Changchun High & New Technology Industry Group, Inc., Class A *	200	4,970
Chaozhou Three-Circle Group Co. Ltd., Class A	1,100	4,881
China Cinda Asset Management Co. Ltd., Class H	58,864	9,977
China CITIC Bank Corp. Ltd., Class H	56,322	27,274
China Coal Energy Co. Ltd., Class H *	17,636	16,181
China Communications Services Corp. Ltd., Class H	15,319	7,184
China Conch Venture Holdings Ltd.	11,284	29,334
China Construction Bank Corp., Class H	620,630	461,882
China CSSC Holdings Ltd., Class A	2,400	6,694
China Energy Engineering Corp. Ltd. *	17,700	6,178
China Everbright Bank Co. Ltd., Class A	14,000	6,543
China Everbright Bank Co. Ltd., Class H	14,526	4,776
China Evergrande Group (c)	8,123	1,708
China Feihe Ltd., 144A	23,315	23,591
China Galaxy Securities Co. Ltd., Class A	7,370	9,760
China Galaxy Securities Co. Ltd., Class H	23,460	12,945
China Hongqiao Group Ltd. (b)	15,761	19,563
China Huarong Asset Management Co. Ltd., Class H, 144A *	38,726	1,727
China International Capital Corp. Ltd., Class H, 144A *	9,468	18,026
China Jushi Co. Ltd., Class A	4,400	10,770
China Lesso Group Holdings Ltd.	5,894	7,571
China Life Insurance Co. Ltd., Class A	700	2,606
China Life Insurance Co. Ltd., Class H	47,987	73,627
China Literature Ltd., 144A *	2,202	9,667
China Longyuan Power Group Corp. Ltd., Class H	20,511	44,069
China Medical System Holdings Ltd.	8,910	13,171
China Meidong Auto Holdings Ltd.	2,839	10,202
China Merchants Bank Co. Ltd., Class A	8,300	49,349
China Merchants Bank Co. Ltd., Class H	24,878	158,515
China Merchants Securities Co. Ltd., Class A	4,900	9,469
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	3,000	5,618
China Minsheng Banking Corp. Ltd., Class A	13,500	7,705
China Minsheng Banking Corp. Ltd., Class H (b)	31,094	12,046
China Molybdenum Co. Ltd., Class A	16,600	11,862
China Molybdenum Co. Ltd., Class H	16,414	8,053

See Notes to Financial Statements.	21

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
China (Continued)
China National Building Material Co. Ltd., Class H *	31,689	$40,019
China National Medicines Corp. Ltd., Class A	600	2,517
China National Nuclear Power Co. Ltd., Class A	12,600	13,703
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	1,300	6,783
China Oilfield Services Ltd., Class H	11,836	14,027
China Pacific Insurance Group Co. Ltd., Class A	2,800	8,913
China Pacific Insurance Group Co. Ltd., Class H	16,855	39,435
China Petroleum & Chemical Corp., Class A	9,200	6,147
China Petroleum & Chemical Corp., Class H	155,505	75,105
China Railway Group Ltd., Class A	15,300	15,058
China Railway Group Ltd., Class H	19,898	13,769
China Resources Microelectronics Ltd., Class A	622	4,927
China Resources Mixc Lifestyle Services Ltd., 144A	3,808	18,780
China Shenhua Energy Co. Ltd., Class A	2,900	14,753
China Shenhua Energy Co. Ltd., Class H	21,676	72,509
China Southern Airlines Co. Ltd., Class A *	10,000	9,722
China Southern Airlines Co. Ltd., Class H *	8,188	4,518
China State Construction Engineering Corp. Ltd., Class A	25,700	21,213
China Suntien Green Energy Corp. Ltd., Class H *	10,929	6,379
China Three Gorges Renewables Group Co. Ltd., Class A	12,800	11,907
China Tourism Group Duty Free Corp. Ltd., Class A	800	21,176
China Tower Corp. Ltd., Class H, 144A	249,378	29,237
China United Network Communications Ltd., Class A	10,000	5,213
China Vanke Co. Ltd., Class A	4,000	10,672
China Vanke Co. Ltd., Class H	10,737	23,753
China Yangtze Power Co. Ltd., Class A	10,900	39,221
Chinasoft International Ltd. *	15,544	14,302
Chongqing Brewery Co. Ltd., Class A *	200	3,889
Chongqing Changan Automobile Co. Ltd., Class A	3,500	7,314
Chongqing Rural Commercial Bank Co. Ltd., Class A	7,100	4,105
Chongqing Zhifei Biological Products Co. Ltd., Class A	800	10,460
CIFI Ever Sunshine Services Group Ltd.	6,184	7,171
CIFI Holdings Group Co. Ltd.	22,306	9,693
CITIC Ltd.	36,712	41,216
CITIC Securities Co. Ltd., Class A	5,930	17,580
CITIC Securities Co. Ltd., Class H (b)	15,355	33,226
Contemporary Amperex Technology Co. Ltd., Class A	947	57,880

	Number of Shares	Value
China (Continued)
COSCO SHIPPING Energy Transportation Co. Ltd., Class A	2,600	$3,965
COSCO SHIPPING Holdings Co. Ltd., Class A *	7,030	16,165
COSCO SHIPPING Holdings Co. Ltd., Class H *	20,311	35,978
Country Garden Holdings Co. Ltd. (b)	64,780	40,615
Country Garden Services Holdings Co. Ltd.	12,909	51,161
CRRC Corp. Ltd., Class A	15,100	11,446
CRRC Corp. Ltd., Class H	37,728	15,145
CSC Financial Co. Ltd., Class A	1,960	6,586
CSPC Pharmaceutical Group Ltd.	57,376	61,418
Dali Foods Group Co. Ltd., 144A	16,953	8,555
Daqin Railway Co. Ltd., Class A	7,700	7,740
Daqo New Energy Corp., ADR *	306	14,963
DaShenLin Pharmaceutical Group Co. Ltd., Class A	700	3,445
Dongfeng Motor Group Co. Ltd., Class H	13,638	10,723
Dongyue Group Ltd.	10,046	12,764
East Money Information Co. Ltd., Class A	4,608	15,628
Ecovacs Robotics Co. Ltd., Class A	200	3,510
ENN Energy Holdings Ltd.	5,445	83,474
Eve Energy Co. Ltd., Class A *	900	10,844
Everbright Securities Co. Ltd., Class A	1,800	3,114
Flat Glass Group Co. Ltd., Class H *	2,817	11,721
Focus Media Information Technology Co. Ltd., Class A	3,200	3,078
Foshan Haitian Flavouring & Food Co. Ltd., Class A	1,518	17,428
Fosun International Ltd.	22,647	23,030
Founder Securities Co. Ltd., Class A	10,000	9,378
Foxconn Industrial Internet Co. Ltd., Class A	4,600	6,484
Fuyao Glass Industry Group Co. Ltd., Class A	1,100	6,614
Fuyao Glass Industry Group Co. Ltd., Class H, 144A	3,682	17,877
Ganfeng Lithium Co. Ltd., Class A	500	8,913
Ganfeng Lithium Co. Ltd., Class H, 144A (b)	1,633	20,976
GCL System Integration Technology Co. Ltd., Class A *	1,000	484
GDS Holdings Ltd., ADR *(b)	582	16,290
Gemdale Corp., Class A	1,700	3,028
Genscript Biotech Corp. *	7,417	21,928
GF Securities Co. Ltd., Class A	2,000	5,123
GF Securities Co. Ltd., Class H *	6,601	8,715
Gigadevice Semiconductor Beijing, Inc., Class A *	168	3,615
Ginlong Technologies Co. Ltd., Class A	300	7,595
GoerTek, Inc., Class A	1,500	9,152
Great Wall Motor Co. Ltd., Class A	1,200	5,968
Great Wall Motor Co. Ltd., Class H	18,732	33,706
Gree Electric Appliances, Inc. of Zhuhai, Class A	1,000	4,819
Greentown China Holdings Ltd.	5,298	9,182

See Notes to Financial Statements.	22

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
China (Continued)
Greentown Service Group Co. Ltd.	9,037	$9,109
Guangdong Haid Group Co. Ltd., Class A	1,300	11,661
Guanghui Energy Co. Ltd., Class A *	2,500	3,951
Guangzhou Automobile Group Co. Ltd., Class H	18,538	17,552
Guangzhou Tinci Materials Technology Co. Ltd., Class A	800	4,560
Guosen Securities Co. Ltd., Class A	5,900	8,069
Guotai Junan Securities Co. Ltd., Class A	3,800	8,248
Haidilao International Holding Ltd., 144A (b)	7,092	14,099
Haier Smart Home Co. Ltd., Class A	2,800	10,650
Haier Smart Home Co. Ltd., Class H	14,236	50,706
Haitian International Holdings Ltd.	4,832	12,408
Haitong Securities Co. Ltd., Class A	5,000	6,838
Haitong Securities Co. Ltd., Class H	15,290	10,833
Hangzhou First Applied Material Co. Ltd., Class A	560	6,656
Hangzhou Silan Microelectronics Co. Ltd., Class A	800	5,405
Hangzhou Tigermed Consulting Co. Ltd., Class H, 144A	851	8,209
Hansoh Pharmaceutical Group Co. Ltd., 144A	7,853	14,150
Henan Shuanghui Investment & Development Co. Ltd., Class A	1,100	4,670
Hengan International Group Co. Ltd.	4,113	20,415
Hengli Petrochemical Co. Ltd., Class A *	1,800	6,358
Hua Hong Semiconductor Ltd., 144A *	2,899	10,991
Huadong Medicine Co. Ltd., Class A	700	4,065
Hualan Biological Engineering, Inc., Class A	670	1,877
Huaneng Power International, Inc., Class A	3,500	3,875
Huaneng Power International, Inc., Class H (b)	18,317	9,314
Huatai Securities Co. Ltd., Class A	1,700	3,392
Huatai Securities Co. Ltd., Class H, 144A	10,435	14,601
Huaxia Bank Co. Ltd., Class A	9,400	7,491
Huayu Automotive Systems Co. Ltd., Class A	1,700	5,615
Huazhu Group Ltd., ADR	1,253	40,723
Huizhou Desay Sv Automotive Co. Ltd., Class A	300	5,701
Hundsun Technologies, Inc., Class A	1,120	6,728
Hygeia Healthcare Holdings Co. Ltd., 144A (b)	2,285	12,681
Iflytek Co. Ltd., Class A	900	4,902
Imeik Technology Development Co. Ltd., Class A	100	8,103
Industrial & Commercial Bank of China Ltd., Class A	35,800	24,991
Industrial & Commercial Bank of China Ltd., Class H	355,110	213,142
Industrial Bank Co. Ltd., Class A	9,500	27,964
Industrial Securities Co. Ltd., Class A	1,500	1,391
Ingenic Semiconductor Co. Ltd., Class A	300	4,179

	Number of Shares	Value
China (Continued)
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A *	32,600	$9,816
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	2,600	1,686
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	2,800	15,939
Inner Mongolia Yitai Coal Co. Ltd., Class B	8,700	14,486
Innovent Biologics, Inc., 144A *	7,513	23,313
Intco Medical Technology Co. Ltd., Class A *	400	1,648
iQIYI, Inc., ADR *	1,469	6,023
JA Solar Technology Co. Ltd., Class A	900	12,619
JD Health International, Inc., 144A *(b)	11,064	70,426
JD.com, Inc., Class A	13,034	375,380
Jiangsu Eastern Shenghong Co. Ltd., Class A	2,200	5,151
Jiangsu Expressway Co. Ltd., Class H	9,552	9,872
Jiangsu Hengli Hydraulic Co. Ltd., Class A	600	4,792
Jiangsu Hengrui Medicine Co. Ltd., Class A	2,500	11,355
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	400	9,887
Jiangsu Zhongtian Technology Co. Ltd., Class A *	1,300	3,574
Jiangxi Copper Co. Ltd., Class A	3,400	9,229
Jiangxi Copper Co. Ltd., Class H	4,282	6,963
Jiangxi Zhengbang Technology Co. Ltd., Class A	1,600	1,491
Jinxin Fertility Group Ltd., 144A *	5,750	4,514
Jiumaojiu International Holdings Ltd., 144A (b)	4,601	10,777
Kanzhun Ltd., ADR *	410	8,290
KE Holdings, Inc., ADR *	2,136	28,622
Kingdee International Software Group Co. Ltd. *	16,792	33,125
Kingsoft Corp. Ltd.	6,293	21,131
Kuaishou Technology, 144A *	11,375	110,167
Kweichow Moutai Co. Ltd., Class A	500	135,123
Lenovo Group Ltd.	52,596	51,878
Lens Technology Co. Ltd., Class A	2,610	4,125
Lepu Medical Technology Beijing Co. Ltd., Class A	1,200	3,180
Li Auto, Inc., ADR *	3,558	89,199
Li Ning Co. Ltd.	15,637	121,952
Lingyi iTech Guangdong Co., Class A *	3,100	2,215
Logan Group Co. Ltd. (c)	9,576	2,660
Longfor Group Holdings Ltd., 144A	11,769	58,716
LONGi Green Energy Technology Co. Ltd., Class A	2,100	24,915
Lufax Holding Ltd., ADR	4,012	25,235
Luxshare Precision Industry Co. Ltd., Class A	4,049	20,507
Luzhou Laojiao Co. Ltd., Class A	600	19,306
Mango Excellent Media Co. Ltd., Class A	1,200	6,509

See Notes to Financial Statements.	23

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
China (Continued)
Maxscend Microelectronics Co. Ltd., Class A *	100	$2,906
Meituan, Class B, 144A *	26,665	635,431
Metallurgical Corp. of China Ltd., Class A	21,100	11,158
Microport Scientific Corp. (b)	3,926	7,775
Ming Yuan Cloud Group Holdings Ltd. *	1,597	1,972
Minth Group Ltd.	4,929	12,782
Montage Technology Co. Ltd., Class A	617	5,939
Muyuan Foods Co. Ltd., Class A	2,134	16,361
Nanjing Securities Co. Ltd., Class A	4,800	5,465
NARI Technology Co. Ltd., Class A	2,760	14,161
National Silicon Industry Group Co. Ltd., Class A *	1,306	4,378
NAURA Technology Group Co. Ltd., Class A	200	8,089
NetEase, Inc.	13,497	292,740
New China Life Insurance Co. Ltd., Class A	1,300	5,492
New China Life Insurance Co. Ltd., Class H	4,586	12,010
New Hope Liuhe Co. Ltd., Class A *	1,400	2,995
New Oriental Education & Technology Group, Inc., ADR *	890	11,623
Ninestar Corp., Class A	548	3,603
Ningbo Tuopu Group Co. Ltd., Class A *	500	4,382
Ningxia Baofeng Energy Group Co. Ltd., Class A	6,100	14,219
NIO, Inc., ADR *(b)	8,403	146,128
Nongfu Spring Co. Ltd., Class H, 144A	11,647	65,009
OFILM Group Co. Ltd., Class A *	103	88
Oppein Home Group, Inc., Class A	500	8,958
Orient Securities Co. Ltd., Class A	2,048	2,865
People’s Insurance Co. Group of China Ltd., Class H	71,455	22,491
PetroChina Co. Ltd., Class A	7,700	6,529
PetroChina Co. Ltd., Class H	141,472	75,899
Pharmaron Beijing Co. Ltd., Class A	400	7,147
Pharmaron Beijing Co. Ltd., Class H, 144A	777	9,372
PICC Property & Casualty Co. Ltd., Class H	43,396	42,140
Pinduoduo, Inc., ADR *	2,808	141,383
Ping An Bank Co. Ltd., Class A *	7,300	15,485
Ping An Healthcare and Technology Co. Ltd., 144A *(b)	2,246	6,039
Ping An Insurance Group Co. of China Ltd., Class A	4,300	28,471
Ping An Insurance Group Co. of China Ltd., Class H	41,536	266,243
Poly Developments and Holdings Group Co. Ltd., Class A	4,600	10,688
Pop Mart International Group Ltd., 144A *	4,057	15,639
Postal Savings Bank of China Co. Ltd., Class A	14,000	11,010
Postal Savings Bank of China Co. Ltd., Class H, 144A (b)	47,359	35,185
Power Construction Corp. of China Ltd., Class A	5,900	6,903

	Number of Shares	Value
China (Continued)
Qingdao Rural Commercial Bank Corp., Class A	1,600	$779
RLX Technology, Inc., ADR *	4,342	8,597
Rongsheng Petrochemical Co. Ltd., Class A	3,250	7,780
SAIC Motor Corp. Ltd., Class A	3,100	7,983
Sangfor Technologies, Inc., Class A	400	5,652
Sany Heavy Equipment International Holdings Co. Ltd. *	7,357	7,407
Sany Heavy Industry Co. Ltd., Class A	3,500	8,887
Satellite Chemical Co. Ltd., Class A	1,500	8,844
SDIC Capital Co. Ltd., Class A	11,500	10,595
SDIC Power Holdings Co. Ltd., Class A	7,200	11,152
Seazen Group Ltd. *	10,360	4,396
Seazen Holdings Co. Ltd., Class A	2,500	9,085
SF Holding Co. Ltd., Class A *	2,000	15,549
SG Micro Corp., Class A	100	4,306
Shaanxi Coal Industry Co. Ltd., Class A	5,400	15,345
Shandong Gold Mining Co. Ltd., Class A	2,200	6,061
Shandong Gold Mining Co. Ltd., Class H, 144A	5,144	9,151
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A *	900	4,023
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	14,454	16,043
Shanghai Baosight Software Co. Ltd., Class A	700	5,472
Shanghai Baosight Software Co. Ltd., Class B	2,600	10,166
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	1,100	7,217
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	3,249	13,684
Shanghai Junshi Biosciences Co. Ltd., Class A *	270	3,417
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B *	3,931	3,656
Shanghai M&G Stationery, Inc., Class A	800	6,205
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	1,300	3,505
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	5,613	9,141
Shanghai Pudong Development Bank Co. Ltd., Class A	9,300	11,062
Shanghai Putailai New Energy Technology Co. Ltd., Class A *	400	7,706
Shanghai Zhangjiang High-Tech Park Development Co. Ltd., Class A	2,900	5,378
Shanxi Coking Coal Energy Group Co. Ltd., Class A	1,600	3,420
Shanxi Meijin Energy Co. Ltd., Class A *	3,100	5,378
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	420	17,145
Shenwan Hongyuan Group Co. Ltd., Class A	11,900	7,220
Shenzhen Goodix Technology Co. Ltd., Class A	100	865

See Notes to Financial Statements.	24

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
China (Continued)
Shenzhen Inovance Technology Co. Ltd., Class A	1,050	$9,631
Shenzhen Kangtai Biological Products Co. Ltd., Class A	560	5,225
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	480	21,751
Shenzhen SC New Energy Technology Corp., Class A	300	3,186
Shenzhen Transsion Holdings Co. Ltd., Class A	633	8,340
Shenzhou International Group Holdings Ltd.	5,280	73,004
Shimao Services Holdings Ltd., 144A *(c)	3,561	1,906
Silergy Corp.	496	51,950
Sinopharm Group Co. Ltd., Class H	8,721	21,627
Sinotruk Hong Kong Ltd.	3,623	5,143
Smoore International Holdings Ltd., 144A (b)	10,880	26,731
StarPower Semiconductor Ltd., Class A	100	5,707
Sunac China Holdings Ltd. (c)	14,174	8,273
Sungrow Power Supply Co. Ltd., Class A *	500	5,989
Sunny Optical Technology Group Co. Ltd.	4,588	72,382
Suzhou Maxwell Technologies Co. Ltd., Class A	100	5,647
TAL Education Group, ADR *	2,234	9,159
TBEA Co. Ltd., Class A	1,500	5,056
TCL Technology Group Corp., Class A *	1,164	792
Tencent Holdings Ltd.	40,517	1,871,159
Tencent Music Entertainment Group, ADR *	3,939	16,465
Tianjin Zhonghuan Semiconductor Co. Ltd., Class A	1,100	7,184
Tianma Microelectronics Co. Ltd., Class A	1,000	1,414
Tingyi Cayman Islands Holding Corp.	14,243	25,229
Tongcheng Travel Holdings Ltd. *	6,312	12,114
Tongwei Co. Ltd., Class A	1,700	11,508
Topsports International Holdings Ltd., 144A	7,087	5,256
TravelSky Technology Ltd., Class H	4,675	7,602
Trina Solar Co. Ltd., Class A	1,184	11,387
Trip.com Group Ltd., ADR *	3,274	72,224
Tsingtao Brewery Co. Ltd., Class A	800	11,115
Tsingtao Brewery Co. Ltd., Class H	3,204	27,683
Unigroup Guoxin Microelectronics Co. Ltd., Class A *	340	9,035
Uni-President China Holdings Ltd.	11,036	8,916
Unisplendour Corp. Ltd., Class A	1,880	5,013
Vipshop Holdings Ltd., ADR *	2,815	26,180
Walvax Biotechnology Co. Ltd., Class A	900	6,260
Wanhua Chemical Group Co. Ltd., Class A	1,021	12,866
Want Want China Holdings Ltd.	28,974	28,837
Weibo Corp., ADR *	361	7,942
Weichai Power Co. Ltd., Class A	2,800	5,079
Weichai Power Co. Ltd., Class H	12,391	19,264

	Number of Shares	Value
China (Continued)
Wens Foodstuffs Group Co. Ltd., Class A	2,440	$6,605
Will Semiconductor Co. Ltd., Class A	400	9,827
Wingtech Technology Co. Ltd., Class A	478	4,557
Wuliangye Yibin Co. Ltd., Class A	1,700	43,649
WUS Printed Circuit Kunshan Co. Ltd., Class A	1,500	3,535
WuXi AppTec Co. Ltd., Class A	990	14,135
WuXi AppTec Co. Ltd., Class H, 144A	2,255	27,831
Wuxi Biologics Cayman, Inc., 144A *	22,913	169,354
Wuxi Lead Intelligent Equipment Co. Ltd., Class A	912	6,631
Xiaomi Corp., Class B, 144A *	94,089	145,560
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	5,000	9,258
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	4,695	7,694
Xinyi Solar Holdings Ltd.	33,037	58,856
XPeng, Inc., ADR *	2,486	58,421
Xtep International Holdings Ltd.	9,238	13,303
Yadea Group Holdings Ltd., 144A (b)	7,519	12,207
Yankuang Energy Group Co. Ltd., Class A	700	4,052
Yankuang Energy Group Co. Ltd., Class H	10,224	33,614
Yifeng Pharmacy Chain Co. Ltd., Class A	600	4,175
Yihai International Holding Ltd. *	2,621	8,133
Yihai Kerry Arawana Holdings Co. Ltd., Class A *	1,000	6,798
Yonyou Network Technology Co. Ltd., Class A	1,700	4,930
Yum China Holdings, Inc.	2,755	125,242
Yunnan Baiyao Group Co. Ltd., Class A	560	4,731
Yunnan Energy New Material Co. Ltd., Class A	300	9,786
Zai Lab Ltd., ADR *	460	13,386
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	200	9,279
Zhejiang Chint Electrics Co. Ltd., Class A	1,200	6,592
Zhejiang Dahua Technology Co. Ltd., Class A *	4,300	10,416
Zhejiang Expressway Co. Ltd., Class H *	6,257	5,526
Zhejiang Huayou Cobalt Co. Ltd., Class A *	500	7,077
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	1,400	11,602
Zhejiang NHU Co. Ltd., Class A	2,160	6,711
ZhongAn Online P&C Insurance Co. Ltd., Class H, 144A *(b)	3,295	11,043
Zhongsheng Group Holdings Ltd.	4,118	29,230
Zhuzhou CRRC Times Electric Co. Ltd.	3,557	15,230
Zijin Mining Group Co. Ltd., Class A	7,500	11,303
Zijin Mining Group Co. Ltd., Class H	36,919	50,152
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	4,400	3,909
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	3,200	1,974
ZTE Corp., Class A	1,512	5,511
ZTE Corp., Class H	3,743	8,242
ZTO Express Cayman, Inc., ADR	2,820	75,971

(Cost $14,445,916)		12,926,275

See Notes to Financial Statements.	25

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
Colombia — 0.0%
Bancolombia SA	1,390	$16,709
Ecopetrol SA	30,010	24,836
Interconexion Electrica SA ESP	2,902	18,305

(Cost $42,589)		59,850

Cyprus — 0.0%
TCS Group Holding PLC, GDR *(c) (Cost $34,897)	608	0

Czech Republic — 0.1%
CEZ AS	1,042	50,737
Komercni Banka AS	666	20,713
Moneta Money Bank AS, 144A (b)	1,986	6,608

(Cost $55,854)		78,058

Denmark — 1.6%
A.P. Moller — Maersk A/S, Class A	19	54,890
A.P. Moller — Maersk A/S, Class B	34	99,206
Carlsberg A/S, Class B	634	80,711
Chr Hansen Holding A/S	671	50,312
Coloplast A/S, Class B	750	89,201
Danske Bank A/S	4,411	72,182
Demant A/S *	708	31,171
DSV A/S	1,348	221,267
Genmab A/S *	434	132,332
GN Store Nord AS	804	31,731
Novo Nordisk A/S, Class B	10,780	1,194,226
Novozymes A/S, Class B	1,311	83,221
Orsted AS, 144A	1,211	137,040
Pandora A/S	637	51,439
ROCKWOOL A/S, Class B	58	16,149
Tryg A/S	2,218	51,706
Vestas Wind Systems A/S	6,450	164,800

(Cost $1,876,152)		2,561,584

Egypt — 0.0%
Commercial International Bank Egypt SAE	10,851	24,029
Eastern Co. SAE	4,376	2,493

(Cost $34,730)		26,522

Finland — 0.7%
Elisa OYJ	939	53,125
Fortum OYJ	2,926	54,029
Kesko OYJ, Class B	1,750	43,811
Kone OYJ, Class B	2,165	110,355
Neste OYJ	2,765	126,779
Nokia OYJ	34,583	173,790
Nordea Bank Abp	20,531	208,591
Orion OYJ, Class B	762	31,249
Sampo OYJ, Class A	3,260	147,270
Stora Enso OYJ, Class R	3,800	73,492
UPM-Kymmene OYJ	3,364	119,141
Wartsila OYJ Abp	2,871	24,306

(Cost $1,198,732)		1,165,938

France — 6.8%
Accor SA *	1,062	34,853
Aeroports de Paris *	188	28,084

	Number of Shares	Value
France (Continued)
Air Liquide SA	3,072	$537,038
Airbus SE	3,848	449,373
Alstom SA	1,971	53,746
Amundi SA, 144A (b)	406	23,602
Arkema SA	396	47,848
AXA SA (b)	11,780	297,317
BioMerieux	259	27,221
BNP Paribas SA (b)	7,333	418,100
Bollore SE	5,949	31,677
Bouygues SA (b)	1,466	50,567
Bureau Veritas SA	1,885	54,375
Capgemini SE	1,054	204,240
Carrefour SA *	3,939	80,472
Cie de Saint-Gobain (b)	3,241	191,714
Cie Generale des Etablissements Michelin SCA	1,088	141,623
Covivio REIT	384	27,991
Credit Agricole SA (b)	8,043	89,057
Danone SA (b)	4,254	249,946
Dassault Aviation SA	166	28,104
Dassault Systemes SE	4,265	179,416
Edenred *	1,565	77,151
Eiffage SA	524	51,810
Electricite de France SA	3,315	29,389
Engie SA (b)	11,704	157,010
EssilorLuxottica SA (b)	1,861	299,782
Eurazeo SE	269	20,764
Faurecia SE	526	14,580
Faurecia SE	153	4,004
Gecina SA REIT	162	19,026
Getlink SE	2,930	56,383
Hermes International	206	245,478
Ipsen SA	264	26,414
Kering SA	483	264,292
Klepierre SA REIT *	1,343	30,595
La Francaise des Jeux SAEM, 144A	600	21,862
Legrand SA (b)	1,711	147,976
L’Oreal SA	1,550	546,708
LVMH Moet Hennessy Louis Vuitton SE	1,770	1,134,790
Orange SA	12,721	159,073
Pernod Ricard SA	1,352	264,888
Publicis Groupe SA	1,468	80,185
Remy Cointreau SA (b)	146	26,849
Renault SA *	1,253	34,369
Safran SA	2,250	232,491
Sanofi (b)	7,363	785,554
Sartorius Stedim Biotech	187	64,462
Schneider Electric SE	3,417	473,360
SEB SA	183	19,489
Societe Generale SA (b)	5,326	142,972
Sodexo SA	543	40,479
Teleperformance	377	124,940
Thales SA	677	82,564
TotalEnergies SE (b)	16,025	956,351
Ubisoft Entertainment SA *	549	28,732
Unibail-Rodamco-Westfield REIT *	855	60,112
Valeo	1,485	32,921

See Notes to Financial Statements.	26

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
France (Continued)
Veolia Environnement SA *	4,219	$117,943
Vinci SA	3,351	322,621
Vivendi SE	4,994	59,511
Wendel SE	180	18,503
Worldline SA, 144A *	1,533	62,555

(Cost $9,550,162)		10,585,302

Germany — 4.7%
adidas AG	1,099	217,632
Allianz SE	2,570	538,065
BASF SE	5,724	315,177
Bayer AG	6,381	456,095
Bayerische Motoren Werke AG	2,112	182,816
Bechtle AG	501	22,342
Beiersdorf AG	628	65,073
Brenntag SE	987	76,248
Carl Zeiss Meditec AG	272	36,282
Commerzbank AG *	6,427	55,736
Continental AG	810	61,983
Covestro AG, 144A	1,234	56,302
Daimler Truck Holding AG *	2,745	85,548
Delivery Hero SE, 144A *	1,109	42,551
Deutsche Bank AG (d)	13,191	146,908
Deutsche Boerse AG	1,207	202,465
Deutsche Lufthansa AG *	3,975	29,129
Deutsche Post AG	6,113	252,694
Deutsche Telekom AG	21,002	431,183
E.ON SE	14,349	146,095
Evonik Industries AG	1,565	41,885
Fresenius Medical Care AG & Co. KGaA	1,293	78,622
Fresenius SE & Co. KGaA	2,664	91,175
GEA Group AG	1,186	47,301
Hannover Rueck SE	375	57,328
HeidelbergCement AG	954	55,407
HelloFresh SE *	1,005	37,352
Henkel AG & Co. KGaA	668	45,000
Infineon Technologies AG	8,439	262,188
KION Group AG	473	23,191
Knorr-Bremse AG	461	31,466
LEG Immobilien SE	472	48,574
Mercedes-Benz Group AG	5,184	368,422
Merck KGaA	824	154,806
MTU Aero Engines AG	362	71,449
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	850	207,780
Nemetschek SE	368	26,256
Puma SE	659	48,971
Rational AG	48	31,176
Rheinmetall AG	244	49,325
RWE AG	4,110	180,904
SAP SE	6,632	660,645
Scout24 SE, 144A	544	33,674
Siemens AG	4,864	639,351
Siemens Energy AG	2,551	49,117
Siemens Healthineers AG, 144A	1,767	106,002
Symrise AG	843	92,989
Telefonica Deutschland Holding AG	9,959	31,636

	Number of Shares	Value
Germany (Continued)
Uniper SE	505	$13,033
United Internet AG	609	19,967
Volkswagen AG	205	46,084
Vonovia SE	4,549	173,123
Zalando SE, 144A *	1,437	58,391

(Cost $7,899,667)		7,302,914

Greece — 0.1%
Alpha Services and Holdings SA *	12,934	13,677
Eurobank Ergasias Services and Holdings SA *	17,773	19,891
FF Group *(c)	197	0
Hellenic Telecommunications Organization SA	1,756	33,349
JUMBO SA	867	14,380
OPAP SA	1,043	15,553
Public Power Corp. SA *	1,254	8,239

(Cost $99,329)		105,089

Hong Kong — 2.5%
AIA Group Ltd.	78,677	811,113
Alibaba Health Information Technology Ltd. *	26,311	13,412
Alibaba Pictures Group Ltd. *	55,762	4,903
Beijing Enterprises Holdings Ltd.	5,118	17,936
Beijing Enterprises Water Group Ltd.	31,854	10,554
BOC Hong Kong Holdings Ltd.	24,223	93,068
Bosideng International Holdings Ltd. (b)	15,238	8,097
Brilliance China Automotive Holdings Ltd. *(c)	14,554	13,539
Budweiser Brewing Co. APAC Ltd., 144A	10,790	28,669
China Everbright Environment Group Ltd.	28,224	16,976
China Gas Holdings Ltd.	19,904	29,676
China Jinmao Holdings Group Ltd.	29,759	8,040
China Mengniu Dairy Co. Ltd. *	22,560	115,859
China Merchants Port Holdings Co. Ltd.	9,595	18,194
China Overseas Land & Investment Ltd.	24,801	72,059
China Overseas Property Holdings Ltd.	10,120	11,774
China Power International Development Ltd.	34,668	17,627
China Resources Beer Holdings Co. Ltd.	9,717	60,799
China Resources Cement Holdings Ltd.	20,271	16,042
China Resources Gas Group Ltd.	5,948	24,900
China Resources Land Ltd.	20,362	90,818
China Resources Power Holdings Co. Ltd.	12,340	25,412
China Ruyi Holdings Ltd. *(b)	12,282	3,506
China State Construction International Holdings Ltd.	12,757	15,005
China Taiping Insurance Holdings Co. Ltd.	9,061	10,415
China Traditional Chinese Medicine Holdings Co. Ltd.	19,836	10,465
Chow Tai Fook Jewellery Group Ltd. *	12,670	21,926
CK Asset Holdings Ltd.	12,519	81,761
CK Hutchison Holdings Ltd.	17,036	120,923
CK Infrastructure Holdings Ltd.	4,150	27,791
CLP Holdings Ltd.	10,821	107,904

See Notes to Financial Statements.	27

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
Hong Kong (Continued)
COSCO SHIPPING Ports Ltd.	8,929	$6,725
ESR Cayman Ltd., 144A *	11,955	35,421
Far East Horizon Ltd.	12,597	11,173
Futu Holdings Ltd., ADR *(b)	311	11,417
Galaxy Entertainment Group Ltd.	15,438	82,333
Geely Automobile Holdings Ltd. *	39,891	76,252
Guangdong Investment Ltd.	19,018	23,993
Hang Lung Properties Ltd.	12,476	23,307
Hang Seng Bank Ltd.	5,080	88,754
Henderson Land Development Co. Ltd.	8,767	37,203
HK Electric Investments & HK Electric Investments Ltd. (a)	16,719	16,001
HKT Trust & HKT Ltd. (a)	28,943	39,834
Hong Kong & China Gas Co. Ltd.	72,147	81,643
Hong Kong Exchanges & Clearing Ltd.	7,868	340,099
Hongkong Land Holdings Ltd.	8,100	37,584
Hopson Development Holdings Ltd.	3,604	5,870
HUTCHMED China Ltd., ADR *	557	5,860
Jardine Matheson Holdings Ltd.	1,421	82,475
Kingboard Holdings Ltd.	4,279	20,503
Kingboard Laminates Holdings Ltd.	7,257	12,189
Kunlun Energy Co. Ltd.	31,203	26,880
Link REIT	13,339	120,774
MTR Corp. Ltd.	9,700	52,349
New World Development Co. Ltd.	10,243	39,029
Nine Dragons Paper Holdings Ltd.	12,298	11,049
Orient Overseas International Ltd.	887	27,241
Power Assets Holdings Ltd.	8,784	57,368
Shenzhen International Holdings Ltd.	7,858	7,570
Shimao Group Holdings Ltd. (b)(c)	6,159	3,469
Sino Biopharmaceutical Ltd.	85,046	47,794
Sino Land Co. Ltd.	19,577	27,742
SITC International Holdings Co. Ltd.	8,103	30,565
Sun Hung Kai Properties Ltd.	9,590	117,199
Swire Pacific Ltd., Class A	3,663	22,266
Swire Properties Ltd.	6,125	14,986
Techtronic Industries Co. Ltd.	8,837	115,767
Vinda International Holdings Ltd.	3,368	8,438
WH Group Ltd., 144A	52,346	40,157
Wharf Holdings Ltd.	9,000	30,106
Wharf Real Estate Investment Co. Ltd.	11,496	55,523
Xinyi Glass Holdings Ltd.	11,698	29,725
Yuexiu Property Co. Ltd.	5,440	5,913

(Cost $3,894,246)		3,839,709

Hungary — 0.0%
MOL Hungarian Oil & Gas PLC	2,439	17,540
OTP Bank Nyrt	1,474	35,168
Richter Gedeon Nyrt	905	17,716

(Cost $95,208)		70,424

India — 3.7%
ACC Ltd.	400	11,327
Adani Enterprises Ltd.	1,725	48,161
Adani Green Energy Ltd. *	2,054	49,975
Adani Ports & Special Economic Zone Ltd.	3,149	30,009

	Number of Shares	Value
India (Continued)
Adani Power Ltd. *	5,231	$21,780
Adani Total Gas Ltd.	1,731	53,464
Adani Transmission Ltd. *	1,787	47,301
Ambuja Cements Ltd.	4,048	19,261
Apollo Hospitals Enterprise Ltd.	640	32,804
Asian Paints Ltd.	2,417	89,028
Aurobindo Pharma Ltd.	1,823	12,464
Avenue Supermarts Ltd., 144A *	1,225	62,686
Axis Bank Ltd. *	14,378	126,897
Bajaj Auto Ltd.	458	22,796
Bajaj Finance Ltd.	1,726	135,218
Bajaj Finserv Ltd.	249	41,483
Balkrishna Industries Ltd.	525	15,816
Bandhan Bank Ltd., 144A	3,987	16,739
Berger Paints India Ltd.	1,200	9,504
Bharat Electronics Ltd.	7,369	22,282
Bharat Forge Ltd.	2,232	20,266
Bharat Petroleum Corp. Ltd.	2,205	9,265
Bharti Airtel Ltd. *	14,388	129,765
Biocon Ltd. *	2,284	9,829
Britannia Industries Ltd. *	620	29,131
Cholamandalam Investment and Finance Co. Ltd.	2,591	22,681
Cipla Ltd.	3,022	38,651
Coal India Ltd.	9,351	23,234
Colgate-Palmolive India Ltd.	750	15,719
Container Corp. Of India Ltd.	1,452	12,165
Dabur India Ltd.	4,299	28,739
Divi’s Laboratories Ltd.	831	38,440
DLF Ltd.	3,591	15,983
Dr. Reddy’s Laboratories Ltd.	721	40,581
Eicher Motors Ltd.	829	29,693
GAIL India Ltd.	9,254	17,546
Godrej Consumer Products Ltd. *	2,201	21,743
Godrej Properties Ltd. *	767	13,826
Grasim Industries Ltd.	1,774	32,644
Havells India Ltd.	1,515	23,452
HCL Technologies Ltd.	7,061	94,656
HDFC Life Insurance Co. Ltd., 144A	6,477	49,969
Hero MotoCorp Ltd.	748	26,726
Hindalco Industries Ltd.	7,067	38,464
Hindustan Petroleum Corp. Ltd.	3,845	11,282
Hindustan Unilever Ltd.	5,392	163,438
Housing Development Finance Corp. Ltd.	11,195	332,629
ICICI Bank Ltd.	33,440	324,273
ICICI Lombard General Insurance Co. Ltd., 144A	1,549	25,256
ICICI Prudential Life Insurance Co. Ltd., 144A	2,550	17,132
Indian Oil Corp. Ltd.	11,015	16,458
Indian Railway Catering & Tourism Corp. Ltd.	1,558	13,900
Indraprastha Gas Ltd.	1,513	7,370
Indus Towers Ltd.	4,143	10,769
Info Edge India Ltd.	482	25,854
Infosys Ltd.	21,828	422,748
InterGlobe Aviation Ltd., 144A *	661	15,654

See Notes to Financial Statements.	28

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
India (Continued)
ITC Ltd.	19,039	$66,372
Jindal Steel & Power Ltd.	2,591	12,610
JSW Steel Ltd.	5,116	36,326
Jubilant Foodworks Ltd.	2,760	19,586
Kotak Mahindra Bank Ltd.	3,517	83,664
Larsen & Toubro Infotech Ltd., 144A	332	18,190
Larsen & Toubro Ltd.	4,319	92,042
Lupin Ltd.	1,353	10,781
Mahindra & Mahindra Ltd.	5,687	75,768
Marico Ltd.	3,535	24,299
Maruti Suzuki India Ltd.	792	81,268
Mindtree Ltd.	445	17,469
Motherson Sumi Systems Ltd.	7,852	13,219
Mphasis Ltd.	595	19,877
MRF Ltd.	18	18,003
Muthoot Finance Ltd.	756	11,131
Nestle India Ltd.	205	46,715
NTPC Ltd.	26,047	52,338
Oil & Natural Gas Corp. Ltd.	15,888	30,953
Page Industries Ltd.	42	24,449
Petronet LNG Ltd.	3,652	10,673
PI Industries Ltd.	747	26,540
Pidilite Industries Ltd.	933	26,984
Piramal Enterprises Ltd.	1,002	24,457
Power Grid Corp. of India Ltd.	19,526	58,576
Reliance Industries Ltd.	19,767	670,300
SBI Cards & Payment Services Ltd.	1,489	14,960
SBI Life Insurance Co. Ltd., 144A	2,711	41,000
Shree Cement Ltd.	79	22,505
Shriram Transport Finance Co. Ltd.	1,287	19,498
Siemens Ltd.	413	12,948
SRF Ltd.	1,050	33,325
State Bank of India	11,438	68,964
Sun Pharmaceutical Industries Ltd.	6,334	70,213
Tata Consultancy Services Ltd.	5,992	259,662
Tata Consumer Products Ltd.	3,546	34,701
Tata Elxsi Ltd.	231	24,937
Tata Motors Ltd. *	10,854	62,011
Tata Power Co. Ltd.	8,645	26,185
Tata Steel Ltd.	4,510	61,324
Tech Mahindra Ltd.	4,019	61,098
Titan Co. Ltd.	2,253	64,308
Torrent Pharmaceuticals Ltd.	248	9,048
Trent Ltd.	1,253	18,141
UltraTech Cement Ltd.	621	48,654
United Spirits Ltd. *	2,000	20,851
UPL Ltd.	3,075	30,878
Vedanta Ltd.	6,798	28,099
Wipro Ltd.	9,083	55,929
Yes Bank Ltd. *	56,316	9,539
Zomato Ltd. *	9,586	9,217

(Cost $4,983,211)		5,719,511

Indonesia — 0.5%
Aneka Tambang Tbk *	51,000	8,779
PT Adaro Energy Indonesia Tbk	88,280	19,798
PT Astra International Tbk	122,521	61,761

	Number of Shares	Value
Indonesia (Continued)
PT Bank Central Asia Tbk	345,781	$183,787
PT Bank Jago Tbk *	24,880	15,997
PT Bank Mandiri Persero Tbk	120,909	70,484
PT Bank Negara Indonesia Persero Tbk	44,514	28,010
PT Bank Rakyat Indonesia Persero Tbk	430,446	136,682
PT Barito Pacific Tbk	152,872	8,754
PT Charoen Pokphand Indonesia Tbk	49,517	18,338
PT Gudang Garam Tbk	5,289	11,426
PT Indah Kiat Pulp & Paper Tbk	22,234	12,580
PT Indofood CBP Sukses Makmur Tbk	16,282	9,575
PT Indofood Sukses Makmur Tbk	21,969	9,944
PT Kalbe Farma Tbk	136,530	15,684
PT Merdeka Copper Gold Tbk *	85,706	32,035
PT Sarana Menara Nusantara Tbk	175,934	12,066
PT Semen Indonesia Persero Tbk	24,735	12,384
PT Sumber Alfaria Trijaya Tbk *	116,412	14,531
PT Telkom Indonesia Persero Tbk	315,700	93,318
PT Tower Bersama Infrastructure Tbk *	51,794	10,479
PT Unilever Indonesia Tbk	50,344	16,331
PT United Tractors Tbk	12,047	25,861
PT Vale Indonesia Tbk *	19,497	10,998

(Cost $738,427)		839,602

Ireland — 0.6%
AerCap Holdings NV *	866	42,815
CRH PLC	4,681	194,102
DCC PLC	665	47,010
Experian PLC	5,921	198,166
Flutter Entertainment PLC *	1,044	127,601
Flutter Entertainment PLC *	62	7,625
James Hardie Industries PLC CDI	2,848	73,784
Kerry Group PLC, Class A	995	102,973
Kingspan Group PLC	990	81,624
Smurfit Kappa Group PLC	1,651	66,927

(Cost $912,641)		942,627

Israel — 0.4%
Azrieli Group Ltd.	270	20,244
Bank Hapoalim BM	7,313	67,700
Bank Leumi Le-Israel BM	9,377	93,222
Check Point Software Technologies Ltd. *	676	84,554
CyberArk Software Ltd. *	248	34,447
Elbit Systems Ltd.	159	32,328
ICL Group Ltd.	4,453	49,651
Israel Discount Bank Ltd., Class A	8,555	48,467
Kornit Digital Ltd. *	296	12,423
Mizrahi Tefahot Bank Ltd.	851	27,953
Nice Ltd. *	405	81,784
Teva Pharmaceutical Industries Ltd., ADR *	7,044	64,100
Tower Semiconductor Ltd. *	543	26,819
Wix.com Ltd. *	365	22,999
ZIM Integrated Shipping Services Ltd.	429	27,314

(Cost $743,143)		694,005

Italy — 1.3%
Amplifon SpA	861	29,634
Assicurazioni Generali SpA (b)	7,037	128,050

See Notes to Financial Statements.	29

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
Italy (Continued)
Atlantia SpA	3,071	$74,410
Davide Campari-Milano NV	3,576	38,168
DiaSorin SpA (b)	164	21,568
Enel SpA	53,165	344,963
Eni SpA	16,372	249,546
Ferrari NV	804	156,573
FinecoBank Banca Fineco SpA (b)	3,858	54,547
Infrastrutture Wireless Italiane SpA, 144A (b)	2,316	25,771
Intesa Sanpaolo SpA	107,612	234,577
Mediobanca Banca di Credito Finanziario SpA	4,448	45,622
Moncler SpA	1,296	62,192
Nexi SpA, 144A *	4,102	41,747
Poste Italiane SpA, 144A	3,332	36,039
Prysmian SpA	1,580	50,988
Recordati Industria Chimica e Farmaceutica SpA	673	30,114
Snam SpA	12,706	73,795
Telecom Italia SpA	64,057	20,465
Terna — Rete Elettrica Nazionale	8,959	75,886
UniCredit SpA	13,530	158,324

(Cost $1,994,744)		1,952,979

Japan — 13.6%
Advantest Corp.	1,300	89,875
Aeon Co. Ltd.	4,500	82,408
AGC, Inc.	1,200	45,256
Aisin Corp.	800	26,256
Ajinomoto Co., Inc.	3,200	77,903
ANA Holdings, Inc. *	1,300	25,670
Asahi Group Holdings Ltd.	2,700	91,024
Asahi Intecc Co. Ltd.	1,300	19,671
Asahi Kasei Corp.	6,500	52,662
Astellas Pharma, Inc.	11,800	189,051
Azbil Corp.	800	23,708
Bandai Namco Holdings, Inc.	1,300	97,196
Bridgestone Corp.	3,800	150,040
Brother Industries Ltd.	1,519	28,047
Canon, Inc.	6,300	158,656
Capcom Co. Ltd.	1,100	31,274
Central Japan Railway Co.	900	111,648
Chiba Bank Ltd.	4,000	20,538
Chubu Electric Power Co., Inc.	4,700	47,133
Chugai Pharmaceutical Co. Ltd.	3,964	108,634
Concordia Financial Group Ltd.	6,800	22,977
CyberAgent, Inc.	3,200	34,576
Dai Nippon Printing Co. Ltd.	1,400	31,973
Daifuku Co. Ltd.	600	37,845
Dai-ichi Life Holdings, Inc.	6,300	128,878
Daiichi Sankyo Co. Ltd.	11,226	298,145
Daikin Industries Ltd.	1,613	259,175
Daito Trust Construction Co. Ltd.	400	35,422
Daiwa House Industry Co. Ltd.	3,871	93,366
Daiwa House REIT Investment Corp. REIT	18	44,533
Daiwa Securities Group, Inc.	10,200	49,584
Denso Corp.	2,900	177,444

	Number of Shares	Value
Japan (Continued)
Dentsu Group, Inc.	1,300	$43,423
Disco Corp.	200	54,531
East Japan Railway Co.	1,870	96,075
Eisai Co. Ltd.	1,500	61,731
ENEOS Holdings, Inc.	18,893	76,491
FANUC Corp.	1,225	200,828
Fast Retailing Co. Ltd.	358	172,277
Fuji Electric Co. Ltd.	900	42,576
FUJIFILM Holdings Corp.	2,300	126,975
Fujitsu Ltd.	1,300	195,351
GLP J REIT	28	36,040
GMO Payment Gateway, Inc.	300	24,888
Hakuhodo DY Holdings, Inc.	1,200	12,258
Hamamatsu Photonics KK	900	42,156
Hankyu Hanshin Holdings, Inc.	1,500	40,257
Hikari Tsushin, Inc.	100	11,341
Hirose Electric Co. Ltd.	205	28,536
Hitachi Construction Machinery Co. Ltd.	600	14,099
Hitachi Ltd.	6,341	331,248
Hitachi Metals Ltd. *	1,148	18,450
Honda Motor Co. Ltd.	9,643	238,725
Hoshizaki Corp.	278	16,477
Hoya Corp.	2,378	255,099
Hulic Co. Ltd.	1,400	11,462
Ibiden Co. Ltd.	600	22,069
Idemitsu Kosan Co. Ltd.	1,232	33,495
Iida Group Holdings Co. Ltd.	800	12,646
Inpex Corp.	6,500	84,775
Isuzu Motors Ltd.	4,000	46,949
Ito En Ltd.	300	12,747
ITOCHU Corp.	7,800	223,879
Itochu Techno-Solutions Corp.	500	12,487
Japan Airlines Co. Ltd. *	1,400	25,513
Japan Exchange Group, Inc.	3,700	58,445
Japan Metropolitan Fund Invest REIT	52	43,988
Japan Post Bank Co. Ltd.	3,100	23,719
Japan Post Holdings Co. Ltd.	13,199	98,386
Japan Post Insurance Co. Ltd.	1,100	18,166
Japan Real Estate Investment Corp. REIT	7	34,746
Japan Tobacco, Inc.	7,588	137,956
JFE Holdings, Inc.	3,400	41,914
JSR Corp.	1,200	38,032
Kajima Corp.	2,600	27,992
Kakaku.com, Inc.	1,200	23,826
Kansai Electric Power Co., Inc.	4,700	45,782
Kao Corp.	2,911	117,494
KDDI Corp.	10,600	369,376
Keio Corp.	600	20,064
Keisei Electric Railway Co. Ltd.	1,100	28,710
Keyence Corp.	1,250	500,932
Kikkoman Corp.	900	47,959
Kintetsu Group Holdings Co. Ltd.	1,000	29,246
Kirin Holdings Co. Ltd.	5,500	85,126
Kobayashi Pharmaceutical Co. Ltd.	400	26,877
Kobe Bussan Co. Ltd.	800	19,420
Koei Tecmo Holdings Co. Ltd.	260	9,210
Koito Manufacturing Co. Ltd.	600	21,975

See Notes to Financial Statements.	30

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
Japan (Continued)
Komatsu Ltd.	6,100	$151,440
Konami Holdings Corp.	600	41,014
Kose Corp.	200	18,146
Kubota Corp.	6,500	119,866
Kurita Water Industries Ltd.	700	27,106
Kyocera Corp.	2,184	123,285
Kyowa Kirin Co. Ltd.	1,700	36,671
Lasertec Corp.	500	72,941
Lixil Corp.	1,600	30,562
M3, Inc.	2,742	79,596
Makita Corp.	1,400	38,313
Marubeni Corp.	9,800	103,036
Mazda Motor Corp.	3,900	32,991
McDonald’s Holdings Co. Japan Ltd.	700	27,242
MEIJI Holdings Co. Ltd.	700	34,474
MINEBEA MITSUMI, Inc.	2,200	41,185
MISUMI Group, Inc.	1,800	40,786
Mitsubishi Chemical Holdings Corp.	8,200	48,804
Mitsubishi Corp.	8,244	283,883
Mitsubishi Electric Corp.	13,000	142,991
Mitsubishi Estate Co. Ltd.	7,700	114,183
Mitsubishi HC Capital, Inc.	4,700	22,380
Mitsubishi Heavy Industries Ltd.	2,000	75,970
Mitsubishi UFJ Financial Group, Inc.	78,500	444,956
Mitsui & Co. Ltd.	9,200	230,974
Mitsui Chemicals, Inc.	1,100	26,958
Mitsui Fudosan Co. Ltd.	5,800	126,917
Mitsui OSK Lines Ltd.	2,100	56,197
Mizuho Financial Group, Inc.	15,050	177,581
MonotaRO Co. Ltd.	1,600	23,465
MS&AD Insurance Group Holdings, Inc.	2,700	85,844
Murata Manufacturing Co. Ltd.	3,800	244,999
NEC Corp.	1,500	60,706
Nexon Co. Ltd.	2,760	68,606
NGK Insulators Ltd.	2,000	29,767
Nidec Corp.	3,000	202,253
Nihon M&A Center Holdings, Inc.	1,900	22,094
Nintendo Co. Ltd.	720	321,143
Nippon Building Fund, Inc. REIT	9	48,938
NIPPON EXPRESS HOLDINGS, Inc.	500	28,935
Nippon Paint Holdings Co. Ltd.	5,600	41,673
Nippon Prologis REIT, Inc. REIT (b)	12	31,973
Nippon Sanso Holdings Corp.	1,400	26,361
Nippon Shinyaku Co. Ltd.	400	24,764
Nippon Steel Corp.	5,310	92,828
Nippon Telegraph & Telephone Corp.	8,100	246,080
Nippon Yusen KK	1,000	83,116
Nissan Chemical Corp.	900	50,895
Nissan Motor Co. Ltd.	11,800	45,886
Nisshin Seifun Group, Inc.	1,150	13,453
Nissin Foods Holdings Co. Ltd.	415	27,143
Nitori Holdings Co. Ltd.	501	50,631
Nitto Denko Corp.	900	65,367
Nomura Holdings, Inc.	15,200	60,087
Nomura Real Estate Holdings, Inc.	600	15,031
Nomura Real Estate Master Fund, Inc. REIT	34	44,317

	Number of Shares	Value
Japan (Continued)
Nomura Research Institute Ltd.	2,056	$56,696
NTT Data Corp.	4,200	66,033
Obayashi Corp.	4,600	32,624
Obic Co. Ltd.	500	74,106
Odakyu Electric Railway Co. Ltd.	1,800	23,784
Oji Holdings Corp.	4,822	21,238
Olympus Corp.	8,100	169,286
Omron Corp.	1,200	69,221
Ono Pharmaceutical Co. Ltd.	2,300	60,816
Open House Group Co. Ltd.	500	20,857
Oracle Corp. (b)	200	12,149
Oriental Land Co. Ltd.	1,325	197,615
ORIX Corp.	7,700	146,631
Osaka Gas Co. Ltd.	2,308	43,136
Otsuka Corp.	608	19,293
Otsuka Holdings Co. Ltd.	2,683	89,388
Pan Pacific International Holdings Corp.	2,600	40,050
Panasonic Holdings Corp.	14,300	131,520
Persol Holdings Co. Ltd.	1,000	19,474
Rakuten Group, Inc.	6,500	36,556
Recruit Holdings Co. Ltd.	9,400	345,668
Renesas Electronics Corp. *	7,900	93,522
Resona Holdings, Inc.	15,000	55,754
Ricoh Co. Ltd.	4,500	37,892
Rohm Co. Ltd.	600	49,497
SBI Holdings, Inc.	1,517	30,838
SCSK Corp.	900	15,052
Secom Co. Ltd.	1,300	85,805
Seiko Epson Corp.	1,700	28,484
Sekisui Chemical Co. Ltd.	2,200	31,615
Sekisui House Ltd.	4,000	70,921
Seven & i Holdings Co. Ltd.	4,887	205,373
SG Holdings Co. Ltd.	2,100	37,862
Sharp Corp.	1,300	10,593
Shimadzu Corp.	1,400	51,493
Shimano, Inc.	453	80,177
Shimizu Corp.	3,700	19,688
Shin-Etsu Chemical Co. Ltd.	2,455	349,652
Shionogi & Co. Ltd.	1,709	91,294
Shiseido Co. Ltd.	2,506	105,624
Shizuoka Bank Ltd.	3,800	22,168
SMC Corp.	352	182,132
SoftBank Corp.	19,100	219,583
SoftBank Group Corp.	7,700	321,733
Sompo Holdings, Inc.	1,900	86,311
Sony Group Corp.	8,100	762,275
Square Enix Holdings Co. Ltd.	500	24,896
Subaru Corp.	4,100	70,942
SUMCO Corp.	2,100	34,207
Sumitomo Chemical Co. Ltd.	5,900	24,336
Sumitomo Corp.	6,100	87,661
Sumitomo Electric Industries Ltd.	4,800	53,151
Sumitomo Metal Mining Co. Ltd.	1,500	63,106
Sumitomo Mitsui Financial Group, Inc.	8,200	249,819
Sumitomo Mitsui Trust Holdings, Inc.	2,110	63,561
Sumitomo Realty & Development Co. Ltd.	1,839	49,641

See Notes to Financial Statements.	31

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
Japan (Continued)
Suntory Beverage & Food Ltd.	800	$29,922
Suzuki Motor Corp.	2,300	68,213
Sysmex Corp.	1,100	71,750
T&D Holdings, Inc.	3,600	41,220
Taisei Corp.	1,100	32,897
Takeda Pharmaceutical Co. Ltd.	9,887	284,395
TDK Corp.	2,400	83,241
Terumo Corp.	4,300	139,286
TIS, Inc.	1,300	34,082
Tobu Railway Co. Ltd.	1,092	24,489
Toho Co. Ltd.	600	23,723
Tokio Marine Holdings, Inc.	4,134	239,752
Tokyo Electric Power Co. Holdings, Inc. *	9,400	35,122
Tokyo Electron Ltd.	948	434,327
Tokyo Gas Co. Ltd.	2,300	44,862
Tokyu Corp.	3,600	40,884
TOPPAN, Inc.	1,500	28,256
Toray Industries, Inc.	8,600	44,511
Toshiba Corp.	2,451	109,856
Tosoh Corp.	2,000	29,130
TOTO Ltd.	1,040	35,182
Toyota Industries Corp.	900	58,026
Toyota Motor Corp.	69,020	1,137,957
Toyota Tsusho Corp.	1,400	53,560
Trend Micro, Inc.	800	47,042
Unicharm Corp.	2,505	86,046
USS Co. Ltd.	1,700	31,020
Welcia Holdings Co. Ltd.	600	12,095
West Japan Railway Co.	1,400	51,711
Yakult Honsha Co. Ltd.	800	44,060
Yamaha Corp.	800	33,060
Yamaha Motor Co. Ltd. (b)	1,800	36,536
Yamato Holdings Co. Ltd.	1,800	31,124
Yaskawa Electric Corp.	1,500	52,259
Yokogawa Electric Corp.	1,361	24,506
Z Holdings Corp.	17,000	56,282
ZOZO, Inc.	733	15,630

(Cost $19,776,945)		21,101,379

Jordan — 0.0%
Hikma Pharmaceuticals PLC (Cost $39,178)	1,310	28,038

Kuwait — 0.2%
Agility Public Warehousing Co. KSC *	7,536	28,254
Boubyan Bank KSCP	6,729	17,844
Kuwait Finance House KSCP	32,738	96,118
Mabanee Co KPSC	6,977	19,095
Mobile Telecommunications Co. KSCP	11,856	24,393
National Bank of Kuwait SAKP	45,447	154,063

(Cost $270,266)		339,767

Luxembourg — 0.2%
ArcelorMittal SA	4,044	130,048
Aroundtown SA	7,527	35,264
Eurofins Scientific SE	857	79,877
Reinet Investments SCA	869	17,636
Tenaris SA	2,972	49,853

(Cost $284,735)		312,678

	Number of Shares	Value
Macau — 0.0%
Sands China Ltd. * (Cost $59,104)	15,250	$29,151

Malaysia — 0.4%
AMMB Holdings Bhd *	10,087	8,386
Axiata Group Bhd	13,276	9,733
CIMB Group Holdings Bhd	49,120	57,775
Dialog Group Bhd	25,800	14,319
DiGi.Com Bhd	22,744	18,336
Genting Bhd	10,100	10,957
Genting Malaysia Bhd	21,700	14,868
HAP Seng Consolidated Bhd	2,069	3,922
Hartalega Holdings Bhd	9,900	9,496
Hong Leong Bank Bhd	5,882	28,345
Hong Leong Financial Group Bhd	1,753	8,079
IHH Healthcare Bhd	9,791	14,982
Inari Amertron Bhd	21,000	13,477
IOI Corp. Bhd	12,200	11,981
Kuala Lumpur Kepong Bhd	2,620	15,295
Malayan Banking Bhd	30,104	62,566
Malaysia Airports Holdings Bhd *	9,100	13,655
Maxis Bhd	13,500	11,686
MISC Bhd	6,700	10,972
Nestle Malaysia Bhd	300	9,236
Petronas Chemicals Group Bhd	19,357	45,359
Petronas Dagangan Bhd	1,500	7,729
Petronas Gas Bhd	5,341	21,079
PPB Group Bhd	3,540	13,437
Press Metal Aluminium Holdings Bhd	23,200	29,354
Public Bank Bhd	92,300	99,710
QL Resources Bhd	7,800	9,139
RHB Bank Bhd	11,259	15,634
Sime Darby Bhd	8,000	4,001
Sime Darby Plantation Bhd	13,111	15,062
Telekom Malaysia Bhd	4,400	5,386
Tenaga Nasional Bhd	13,500	28,212
Top Glove Corp. Bhd	37,600	12,022

(Cost $682,108)		654,190

Mexico — 0.6%
Alfa SAB de CV, Class A	22,101	16,980
America Movil SAB de CV, Series L	187,940	198,726
Arca Continental SAB de CV	2,481	16,866
Cemex SAB de CV, Series CPO *	92,306	43,431
Coca-Cola Femsa SAB de CV	3,172	19,001
Fibra Uno Administracion SA de CV REIT	17,931	18,933
Fomento Economico Mexicano SAB de CV	12,442	93,205
Gruma SAB de CV, Class B	1,357	16,125
Grupo Aeroportuario del Pacifico SAB de CV, Class B	2,432	36,511
Grupo Aeroportuario del Sureste SAB de CV, Class B	1,298	28,357
Grupo Bimbo SAB de CV, Series A	9,914	32,603
Grupo Carso SAB de CV, Series A1	4,127	17,005
Grupo Financiero Banorte SAB de CV, Class O	16,221	105,162
Grupo Financiero Inbursa SAB de CV, Class O *	16,096	32,788

See Notes to Financial Statements.	32

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
Mexico (Continued)
Grupo Mexico SAB de CV, Series B	19,494	$96,289
Grupo Televisa SAB, Series CPO	15,099	30,903
Industrias Penoles SAB de CV	609	7,162
Kimberly-Clark de Mexico SAB de CV, Class A	8,515	13,183
Operadora de Sites Mexicanos SA de CV, Class A-1 REIT	12,483	16,529
Orbia Advance Corp. SAB de CV	6,992	18,776
Promotora y Operadora de Infraestructura SAB de CV	901	6,188
Wal-Mart de Mexico SAB de CV	33,915	125,403

(Cost $930,797)		990,126

Netherlands — 2.8%
ABN AMRO Bank NV, 144A (b)	2,612	30,579
Adyen NV, 144A *	130	201,974
Aegon NV	12,087	64,530
Akzo Nobel NV	1,247	108,838
Argenx SE *	291	90,753
ASM International NV	300	93,190
ASML Holding NV	2,660	1,530,625
Euronext NV, 144A	544	47,071
EXOR NV	683	50,373
Heineken Holding NV	685	54,308
Heineken NV	1,667	167,901
IMCD NV	381	57,141
ING Groep NV	25,500	288,100
JDE Peet’s NV	591	17,321
Just Eat Takeaway.com NV, 144A *	1,289	28,769
Koninklijke Ahold Delhaize NV	6,680	184,339
Koninklijke DSM NV	1,120	189,134
Koninklijke KPN NV	21,342	77,739
Koninklijke Philips NV	5,884	151,539
NN Group NV	1,703	84,667
Prosus NV *	5,393	279,525
QIAGEN NV *	1,482	68,111
Randstad NV	768	43,335
Stellantis NV	12,955	193,792
Universal Music Group NV	4,643	104,126
Wolters Kluwer NV	1,680	166,180

(Cost $3,875,668)		4,373,960

New Zealand — 0.1%
Auckland International Airport Ltd. *	7,508	36,594
Fisher & Paykel Healthcare Corp. Ltd.	3,538	48,412
Mercury NZ Ltd.	3,809	13,651
Meridian Energy Ltd.	8,297	25,410
Spark New Zealand Ltd.	12,307	38,973
Xero Ltd. *	1,028	65,873

(Cost $239,735)		228,913

Norway — 0.5%
Adevinta ASA *	1,699	14,212
Aker BP ASA (b)	773	33,633
DNB Bank ASA	6,267	127,143
Equinor ASA	6,206	238,768
Gjensidige Forsikring ASA	1,347	29,433
Mowi ASA	2,808	73,311

	Number of Shares	Value
Norway (Continued)
Norsk Hydro ASA	8,866	$71,097
Orkla ASA	4,706	37,015
Telenor ASA	4,458	61,619
Yara International ASA (b)	1,058	54,815

(Cost $616,562)		741,046

Peru — 0.1%
Cia de Minas Buenaventura SAA, ADR	1,284	10,965
Credicorp Ltd.	435	61,065
Southern Copper Corp.	547	33,794

(Cost $114,231)		105,824

Philippines — 0.2%
Aboitiz Equity Ventures, Inc.	16,340	16,531
AC Energy Corp.	64,020	8,738
Ayala Corp.	1,540	20,489
Ayala Land, Inc.	47,100	26,612
Bank of the Philippine Islands	12,440	23,473
BDO Unibank, Inc.	11,760	29,946
Globe Telecom, Inc.	180	8,342
GT Capital Holdings, Inc.	471	4,518
International Container Terminal Services, Inc.	5,780	23,942
JG Summit Holdings, Inc.	24,320	25,301
Jollibee Foods Corp.	2,440	9,753
Manila Electric Co.	930	6,625
Metro Pacific Investments Corp.	58,000	4,074
Metropolitan Bank & Trust Co.	12,951	13,597
Monde Nissin Corp., 144A *	39,200	11,074
PLDT, Inc.	670	24,300
SM Investments Corp.	1,405	23,011
SM Prime Holdings, Inc.	74,800	52,687
Universal Robina Corp.	4,820	9,937

(Cost $348,040)		342,950

Poland — 0.2%
Allegro.eu SA, 144A *	2,235	13,145
Bank Polska Kasa Opieki SA	1,164	25,422
CD Projekt SA *	412	10,486
Cyfrowy Polsat SA	1,267	6,660
Dino Polska SA, 144A *	394	27,603
KGHM Polska Miedz SA	839	28,604
LPP SA	6	14,419
mBank SA *	109	7,108
Orange Polska SA *	4,249	6,250
PGE Polska Grupa Energetyczna SA *	5,643	13,357
Polski Koncern Naftowy ORLEN SA	1,889	32,698
Polskie Gornictwo Naftowe i Gazownictwo SA	10,977	15,386
Powszechna Kasa Oszczednosci Bank Polski SA *	5,731	42,795
Powszechny Zaklad Ubezpieczen SA	3,925	29,769
Santander Bank Polska SA	183	11,042

(Cost $334,913)		284,744

Portugal — 0.1%
EDP — Energias de Portugal SA	17,563	88,089
Galp Energia SGPS SA	3,251	42,789

See Notes to Financial Statements.	33

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
Portugal (Continued)
Jeronimo Martins SGPS SA	1,765	$36,134

(Cost $152,619)		167,012

Qatar — 0.3%
Barwa Real Estate Co.	8,950	8,307
Commercial Bank PSQC	12,166	23,589
Industries Qatar QSC	9,085	45,628
Masraf Al Rayan QSC	28,433	36,695
Mesaieed Petrochemical Holding Co.	27,732	20,637
Ooredoo QPSC	5,108	10,379
Qatar Electricity & Water Co. QSC	2,691	12,414
Qatar Fuel QSC	3,094	14,613
Qatar Gas Transport Co. Ltd.	18,209	18,700
Qatar International Islamic Bank QSC	4,987	14,516
Qatar Islamic Bank SAQ	8,602	54,681
Qatar National Bank QPSC	28,638	169,465

(Cost $335,055)		429,624

Romania — 0.0%
NEPI Rockcastle S.A. (Cost $30,013)	2,678	16,812

Russia — 0.0%
Alrosa PJSC (c)	15,266	0
Gazprom PJSC (c)	63,321	0
Inter RAO UES PJSC (c)	208,853	0
LUKOIL PJSC (c)	2,194	0
Magnit PJSC, GDR (c)	2,218	0
MMC Norilsk Nickel PJSC (c)	352	0
Mobile TeleSystems PJSC, ADR (c)	3,019	0
Moscow Exchange MICEX-RTS PJSC *(c)	8,105	0
Novatek PJSC, GDR (c)	515	0
Novolipetsk Steel PJSC (c)	7,219	0
Ozon Holdings PLC, ADR *(c)	322	0
PhosAgro PJSC, GDR (c)	651	0
PhosAgro PJSC, GDR (c)	4	0
Polymetal International PLC (c)	1,738	0
Polyus PJSC (c)	204	0
Rosneft Oil Co. PJSC (c)	6,103	0
Sberbank of Russia PJSC *(c)	57,586	0
Severstal PAO (c)	1,243	0
Surgutneftegas PJSC (c)	29,592	0
Tatneft PJSC (c)	7,874	0
United Co RUSAL International PJSC *(c)	21,438	0
VK Co. Ltd., GDR *(c)	452	0
VTB Bank PJSC (c)	16,943,490	0
X5 Retail Group NV, GDR (c)	635	0
Yandex NV, Class A *(c)	1,576	0

(Cost $1,190,329)		0

Saudi Arabia — 1.2%
Advanced Petrochemical Co.	1,011	15,770
Al Rajhi Bank	12,404	327,091
Alinma Bank	6,050	62,105
Almarai Co. JSC	2,146	31,356
Arab National Bank	3,450	28,792

	Number of Shares	Value
Saudi Arabia (Continued)
Bank AlBilad *	4,008	$53,433
Bank Al-Jazira	2,678	20,493
Banque Saudi Fransi	3,896	55,887
Bupa Arabia for Cooperative Insurance Co.	362	15,231
Dar Al Arkan Real Estate Development Co. *	4,027	13,207
Dr Sulaiman Al Habib Medical Services Group Co.	290	16,532
Emaar Economic City *	4,612	13,699
Etihad Etisalat Co.	2,362	24,719
Jarir Marketing Co.	320	13,822
Mobile Telecommunications Co. Saudi Arabia *	2,628	9,347
Mouwasat Medical Services Co.	305	17,728
National Industrialization Co. *	3,705	18,117
Rabigh Refining & Petrochemical Co. *	1,926	13,968
Riyad Bank	8,278	84,645
SABIC Agri-Nutrients Co.	1,349	52,874
Sahara International Petrochemical Co.	2,807	40,116
Saudi Arabian Mining Co. *	5,398	93,697
Saudi Arabian Oil Co., 144A	15,061	168,259
Saudi Basic Industries Corp.	5,598	171,052
Saudi British Bank	5,406	60,107
Saudi Electricity Co.	5,621	36,389
Saudi Industrial Investment Group	2,243	18,241
Saudi Kayan Petrochemical Co. *	5,020	23,209
Saudi National Bank	13,758	265,586
Saudi Research & Media Group *	208	13,754
Saudi Telecom Co.	3,730	102,238
Savola Group	1,298	13,013
Yanbu National Petrochemical Co.	1,523	22,091

(Cost $1,450,150)		1,916,568

Singapore — 0.9%
Ascendas Real Estate Investment Trust REIT	23,146	47,135
BOC Aviation Ltd., 144A	1,333	11,007
CapitaLand Integrated Commercial Trust REIT	33,740	53,933
Capitaland Investment Ltd.	16,057	46,294
City Developments Ltd.	2,200	13,264
DBS Group Holdings Ltd.	11,606	262,100
Genting Singapore Ltd.	47,200	26,872
Grab Holdings Ltd., Class A *(b)	6,713	17,857
JOYY, Inc., ADR (b)	310	13,141
Keppel Corp. Ltd.	9,200	46,267
Mapletree Commercial Trust REIT	18,500	24,036
Mapletree Logistics Trust REIT	25,009	29,937
Oversea-Chinese Banking Corp. Ltd.	22,265	192,252
Sea Ltd., ADR *	2,051	169,536
Singapore Airlines Ltd. *	9,450	38,212
Singapore Exchange Ltd.	5,793	40,296
Singapore Technologies Engineering Ltd.	10,130	30,389
Singapore Telecommunications Ltd.	51,100	96,601
United Overseas Bank Ltd.	7,422	159,865
UOL Group Ltd.	3,300	17,945

See Notes to Financial Statements.	34

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
Singapore (Continued)
Venture Corp. Ltd.	2,300	$30,083
Wilmar International Ltd.	11,937	36,332

(Cost $1,610,042)		1,403,354

South Africa — 1.0%
Absa Group Ltd.	4,930	57,885
African Rainbow Minerals Ltd.	661	11,011
Anglo American Platinum Ltd.	389	42,606
AngloGold Ashanti Ltd.	2,868	50,255
Aspen Pharmacare Holdings Ltd.	2,258	23,331
Bid Corp. Ltd.	2,260	48,411
Bidvest Group Ltd.	2,137	29,800
Capitec Bank Holdings Ltd.	517	74,465
Clicks Group Ltd.	1,493	29,058
Discovery Ltd. *	3,252	30,236
Exxaro Resources Ltd.	1,715	24,257
FirstRand Ltd.	32,175	148,928
Gold Fields Ltd.	5,640	55,179
Growthpoint Properties Ltd. REIT	18,524	17,051
Harmony Gold Mining Co. Ltd.	3,516	12,170
Impala Platinum Holdings Ltd.	5,436	74,373
Kumba Iron Ore Ltd.	447	16,849
Mr Price Group Ltd.	1,651	21,898
MTN Group Ltd.	10,854	117,117
MultiChoice Group	2,847	24,348
Naspers Ltd., Class N	1,399	153,319
Nedbank Group Ltd.	2,870	43,553
Northam Platinum Holdings Ltd. *	2,249	27,028
Old Mutual Ltd. (b)	30,216	24,646
Pepkor Holdings Ltd., 144A	11,652	16,275
Remgro Ltd.	3,353	32,266
Sanlam Ltd.	11,900	51,324
Sasol Ltd. *	3,609	95,766
Shoprite Holdings Ltd.	3,334	45,957
Sibanye Stillwater Ltd.	18,470	60,320
SPAR Group Ltd. (b)	994	9,741
Standard Bank Group Ltd.	8,527	97,416
Vodacom Group Ltd.	4,341	40,791
Woolworths Holdings Ltd.	6,184	22,006

(Cost $1,490,645)		1,629,636

South Korea — 3.4%
Alteogen, Inc. *	130	6,063
Amorepacific Corp.	203	26,827
AMOREPACIFIC Group	170	6,328
BGF retail Co. Ltd.	34	5,043
Celltrion Healthcare Co. Ltd.	600	29,971
Celltrion Pharm, Inc. *	129	8,529
Celltrion, Inc.	630	81,729
Cheil Worldwide, Inc.	320	6,725
CJ CheilJedang Corp.	56	17,811
CJ Corp.	66	4,556
CJ ENM Co. Ltd.	120	11,532
CJ Logistics Corp. *	48	5,024
Coway Co. Ltd.	353	20,400
DB Insurance Co. Ltd.	302	15,866
Doosan Bobcat, Inc.	409	12,562

	Number of Shares	Value
South Korea (Continued)
Doosan Enerbility Co. Ltd. *	2,327	$39,028
Ecopro BM Co. Ltd.	70	28,573
E-MART, Inc.	139	13,033
F&F Co. Ltd. / New	189	22,304
Green Cross Corp.	32	4,966
GS Engineering & Construction Corp.	342	11,002
GS Holdings Corp.	332	12,183
Hana Financial Group, Inc.	1,868	74,738
Hankook Tire & Technology Co. Ltd.	342	9,855
Hanmi Pharm. Co. Ltd.	34	8,506
Hanon Systems	837	7,746
Hanwha Solutions Corp. *	816	25,756
HD Hyundai Co. Ltd.	340	17,176
HLB, Inc. *	669	24,604
HMM Co. Ltd.	1,713	44,930
Hotel Shilla Co. Ltd.	152	9,583
HYBE Co. Ltd. *	106	19,791
Hyundai Engineering & Construction Co. Ltd.	583	20,404
Hyundai Glovis Co. Ltd.	114	19,534
Hyundai Heavy Industries Co. Ltd. *	138	13,274
Hyundai Mobis Co. Ltd.	340	60,047
Hyundai Motor Co.	905	138,617
Hyundai Steel Co.	525	17,504
Iljin Materials Co. Ltd.	143	10,391
Industrial Bank of Korea	1,244	11,312
Kakao Corp.	1,993	136,926
Kakao Games Corp. *	182	9,194
KakaoBank Corp. *	757	24,872
Kangwon Land, Inc. *	553	12,560
KB Financial Group, Inc.	2,482	121,171
Kia Corp.	1,657	114,779
Korea Aerospace Industries Ltd.	444	18,841
Korea Electric Power Corp. *	1,633	30,820
Korea Investment Holdings Co. Ltd.	307	17,767
Korea Shipbuilding & Offshore Engineering Co. Ltd. *	240	17,730
Korea Zinc Co. Ltd.	78	37,512
Korean Air Lines Co. Ltd. *	1,066	25,030
Krafton, Inc. *	149	31,252
KT&G Corp.	714	49,054
Kumho Petrochemical Co. Ltd.	155	20,045
L&F Co. Ltd. *	148	31,067
LG Chem Ltd.	323	152,728
LG Corp.	545	35,329
LG Display Co. Ltd.	1,441	20,208
LG Electronics, Inc.	676	57,371
LG Energy Solution Ltd. *	131	47,013
LG Household & Health Care Ltd.	40	23,731
LG Innotek Co. Ltd.	92	28,629
LG Uplus Corp.	922	10,321
Lotte Chemical Corp.	98	16,199
Lotte Shopping Co. Ltd.	70	5,743
Meritz Financial Group, Inc.	259	6,846
Meritz Fire & Marine Insurance Co. Ltd.	328	10,247
Meritz Securities Co. Ltd.	3,421	16,840
Mirae Asset Securities Co. Ltd.	1,783	11,760

See Notes to Financial Statements.	35

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
South Korea (Continued)
NAVER Corp.	871	$202,755
NCSoft Corp.	105	38,615
Netmarble Corp., 144A	128	8,639
NH Investment & Securities Co. Ltd.	483	4,216
Orion Corp.	110	8,660
Pan Ocean Co. Ltd.	1,682	10,332
Pearl Abyss Corp. *	207	10,608
POSCO Chemical Co. Ltd.	164	17,299
POSCO Holdings, Inc.	512	119,599
S-1 Corp.	77	4,481
Samsung Biologics Co. Ltd., 144A *	111	75,992
Samsung C&T Corp.	569	55,649
Samsung Electro-Mechanics Co. Ltd.	375	46,830
Samsung Electronics Co. Ltd.	30,747	1,675,031
Samsung Engineering Co. Ltd. *	973	19,307
Samsung Fire & Marine Insurance Co. Ltd.	190	30,561
Samsung Heavy Industries Co. Ltd. *	4,076	19,537
Samsung Life Insurance Co. Ltd.	660	36,329
Samsung SDI Co. Ltd.	358	166,384
Samsung SDS Co. Ltd.	281	33,728
Samsung Securities Co. Ltd.	383	12,274
SD Biosensor, Inc.	280	11,316
Seegene, Inc.	160	5,748
Shinhan Financial Group Co. Ltd.	2,913	101,362
SK Biopharmaceuticals Co. Ltd. *	223	15,627
SK Bioscience Co. Ltd. *	159	17,414
SK Chemicals Co. Ltd.	54	5,630
SK Hynix, Inc.	3,373	294,442
SK IE Technology Co. Ltd., 144A *	156	15,887
SK Innovation Co. Ltd. *	343	59,745
SK Square Co. Ltd. *	602	23,015
SK Telecom Co. Ltd.	215	9,923
SK, Inc.	265	53,120
SKC Co. Ltd.	130	16,917
S-Oil Corp.	231	21,659
Woori Financial Group, Inc.	3,235	38,960
Yuhan Corp.	305	14,890

(Cost $4,406,553)		5,367,889

Spain — 1.6%
Acciona SA	121	23,317
ACS Actividades de Construccion y Servicios SA	1,574	44,610
Aena SME SA, 144A *	500	76,303
Amadeus IT Group SA *	2,885	179,142
Banco Bilbao Vizcaya Argentaria SA (b)	43,703	238,293
Banco Santander SA	103,940	336,372
Banco Santander SA	4,119	12,976
CaixaBank SA	29,088	105,174
Cellnex Telecom SA, 144A *	3,248	146,554
EDP Renovaveis SA	1,763	43,228
Enagas SA	1,609	36,810
Endesa SA	2,036	45,092
Ferrovial SA *	35	902
Ferrovial SA	3,065	79,003
Grifols SA	1,904	40,043
Iberdrola SA	37,986	450,006

	Number of Shares	Value
Spain (Continued)
Industria de Diseno Textil SA	7,031	$169,003
Naturgy Energy Group SA (b)	1,158	34,983
Red Electrica Corp. SA	3,047	63,100
Repsol SA	9,457	152,238
Siemens Gamesa Renewable Energy SA *	1,542	29,731
Telefonica SA	33,534	182,162

(Cost $2,747,421)		2,489,042

Sweden — 2.1%
Alfa Laval AB	1,999	53,956
Assa Abloy AB, Class B	6,594	162,184
Atlas Copco AB, Class A	17,316	193,871
Atlas Copco AB, Class B	9,908	95,712
Boliden AB	1,719	72,115
Electrolux AB, Class B	1,637	25,408
Embracer Group AB *(b)	3,312	30,054
Epiroc AB, Class A	4,136	80,001
Epiroc AB, Class B	2,526	42,419
EQT AB	1,877	55,007
Essity AB, Class B	3,879	101,762
Evolution AB, 144A	1,102	115,256
Fastighets AB Balder, Class B *	4,098	29,608
Getinge AB, Class B	1,489	43,149
H & M Hennes & Mauritz AB, Class B (b)	4,970	68,510
Hexagon AB, Class B	12,778	155,572
Holmen AB, Class B	457	23,454
Husqvarna AB, Class B	2,670	24,065
Industrivarden AB, Class A	780	20,207
Industrivarden AB, Class C	1,142	29,597
Indutrade AB	1,416	31,957
Investment AB Latour, Class B (b)	951	23,342
Investor AB, Class A (b)	3,135	65,390
Investor AB, Class B	12,146	227,624
Kinnevik AB, Class B *	1,474	29,409
L E Lundbergforetagen AB, Class B	482	23,725
Lifco AB, Class B	1,680	34,560
Lundin Energy AB	1,276	61,801
Nibe Industrier AB, Class B	9,124	79,506
Sagax AB, Class B	1,164	31,704
Sandvik AB	7,484	153,267
Securitas AB, Class B (b)	1,986	21,180
Sinch AB, 144A *	3,400	16,422
Skandinaviska Enskilda Banken AB, Class A	10,578	116,764
Skanska AB, Class B	2,184	37,660
SKF AB, Class B	2,362	41,673
Svenska Cellulosa AB SCA, Class B	3,911	70,824
Svenska Handelsbanken AB, Class A	9,293	91,427
Swedbank AB, Class A	5,763	87,071
Swedish Match AB	9,916	102,450
Tele2 AB, Class B	3,241	39,642
Telefonaktiebolaget LM Ericsson, Class B	18,690	151,553
Telia Co. AB	16,775	68,742
Volvo AB, Class A	1,122	20,542
Volvo AB, Class B	9,522	166,787
Volvo Car AB, Class B *	2,938	24,233

(Cost $3,255,263)		3,241,162

See Notes to Financial Statements.	36

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
Switzerland — 6.8%
ABB Ltd.	10,772	$329,943
Adecco Group AG	1,210	47,040
Alcon, Inc.	3,276	245,222
Bachem Holding AG	255	20,005
Baloise Holding AG	299	50,810
Barry Callebaut AG	22	48,211
Chocoladefabriken Lindt & Spruengli AG Participation Certificates	14	140,701
Cie Financiere Richemont SA, Class A	3,383	375,086
Clariant AG *	1,441	27,582
Coca-Cola HBC AG *	1,260	27,746
Credit Suisse Group AG	17,644	123,795
EMS-Chemie Holding AG	53	45,364
Geberit AG	230	126,078
Givaudan SA	59	216,637
Glencore PLC *	64,155	422,075
Holcim AG *	3,350	165,824
Julius Baer Group Ltd.	1,434	73,629
Kuehne + Nagel International AG	347	91,453
Logitech International SA	1,111	67,758
Lonza Group AG	485	291,849
Nestle SA	18,191	2,218,877
Novartis AG	14,029	1,270,391
Partners Group Holding AG	151	162,067
Roche Holding AG	202	78,888
Roche Holding AG	4,510	1,534,679
Schindler Holding AG	114	22,771
Schindler Holding AG Participation Certificates	285	58,429
SGS SA	41	101,731
Sika AG	928	256,864
Sonova Holding AG	350	123,697
STMicroelectronics NV	4,361	174,302
Straumann Holding AG	680	86,453
Swatch Group AG — Bearer (b)	183	47,009
Swatch Group AG — Registered	346	16,809
Swiss Life Holding AG	200	113,219
Swiss Prime Site AG	546	54,930
Swiss Re AG	1,935	159,206
Swisscom AG	164	96,909
Temenos AG	467	45,356
UBS Group AG	22,826	429,415
VAT Group AG, 144A	185	54,813
Vifor Pharma AG *	308	53,736
Zurich Insurance Group AG	967	441,562

(Cost $9,185,344)		10,538,921

Taiwan — 4.6%
Accton Technology Corp.	2,954	23,612
Acer, Inc.	16,145	16,187
Advantech Co. Ltd.	2,562	31,865
ASE Technology Holding Co. Ltd.	21,445	77,209
Asia Cement Corp.	12,867	19,683
ASMedia Technology, Inc.	156	7,363
Asustek Computer, Inc.	4,270	50,240
AU Optronics Corp.	50,706	31,446
Catcher Technology Co. Ltd.	5,889	33,275

	Number of Shares	Value
Taiwan (Continued)
Cathay Financial Holding Co. Ltd.	48,525	$93,121
Chailease Holding Co. Ltd.	8,285	64,225
Chang Hwa Commercial Bank Ltd.	22,356	13,980
Cheng Shin Rubber Industry Co. Ltd.	9,594	11,751
China Airlines Ltd. *	19,000	17,740
China Development Financial Holding Corp.	100,038	55,835
China Steel Corp.	72,739	86,836
Chunghwa Telecom Co. Ltd.	24,309	106,365
Compal Electronics, Inc.	27,036	21,424
CTBC Financial Holding Co. Ltd.	116,659	109,123
Delta Electronics, Inc.	12,444	103,539
E Ink Holdings, Inc.	5,000	34,970
E.Sun Financial Holding Co. Ltd.	75,939	80,060
Eclat Textile Co. Ltd.	1,213	20,749
eMemory Technology, Inc.	364	19,313
Eva Airways Corp. *	17,000	19,972
Evergreen Marine Corp. Taiwan Ltd.	16,116	78,012
Far Eastern New Century Corp.	15,056	15,821
Far EasTone Telecommunications Co. Ltd.	10,193	27,989
Feng TAY Enterprise Co. Ltd.	2,395	15,678
First Financial Holding Co. Ltd.	65,701	61,909
Formosa Chemicals & Fibre Corp.	25,158	71,075
Formosa Petrochemical Corp.	6,187	20,634
Formosa Plastics Corp.	25,525	92,338
Fubon Financial Holding Co. Ltd.	39,731	87,744
Giant Manufacturing Co. Ltd.	1,660	15,041
Globalwafers Co. Ltd.	1,147	24,659
Hon Hai Precision Industry Co. Ltd.	82,076	319,538
Hotai Motor Co. Ltd.	2,509	54,718
Hua Nan Financial Holdings Co. Ltd.	49,277	40,406
Innolux Corp.	59,650	28,669
Inventec Corp.	13,870	12,329
Largan Precision Co. Ltd.	659	37,917
Lite-On Technology Corp.	13,644	29,709
MediaTek, Inc.	9,987	311,395
Mega Financial Holding Co. Ltd.	68,989	92,104
Micro-Star International Co. Ltd.	4,844	22,530
momo.com, Inc.	247	7,106
Nan Ya Plastics Corp.	28,385	83,419
Nan Ya Printed Circuit Board Corp.	1,945	26,436
Nanya Technology Corp.	8,135	18,722
Nien Made Enterprise Co. Ltd.	1,661	18,084
Novatek Microelectronics Corp.	3,948	55,224
Pegatron Corp.	13,381	32,087
Pou Chen Corp.	11,351	12,241
Powerchip Semiconductor Manufacturing Corp.	19,000	37,836
President Chain Store Corp.	4,357	41,356
Quanta Computer, Inc.	18,312	50,220
Realtek Semiconductor Corp.	3,140	48,141
Ruentex Development Co. Ltd.	7,287	19,357
Shanghai Commercial & Savings Bank Ltd.	22,382	39,019
Shin Kong Financial Holding Co. Ltd.	94,144	30,068
SinoPac Financial Holdings Co. Ltd.	81,373	50,884

See Notes to Financial Statements.	37

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
Taiwan (Continued)
Synnex Technology International Corp.	7,783	$18,851
Taishin Financial Holding Co. Ltd.	77,321	47,818
Taiwan Cement Corp.	38,137	55,974
Taiwan Cooperative Financial Holding Co. Ltd.	67,726	65,684
Taiwan High Speed Rail Corp.	9,687	9,245
Taiwan Mobile Co. Ltd.	10,656	39,650
Taiwan Semiconductor Manufacturing Co. Ltd.	160,368	3,094,094
Unimicron Technology Corp.	7,994	59,352
Uni-President Enterprises Corp.	29,347	68,148
United Microelectronics Corp.	75,676	134,014
Vanguard International Semiconductor Corp.	5,502	20,283
Voltronic Power Technology Corp.	382	19,478
Walsin Lihwa Corp.	16,000	25,964
Wan Hai Lines Ltd.	4,300	23,259
Win Semiconductors Corp.	2,080	16,124
Winbond Electronics Corp.	19,252	19,434
Wiwynn Corp.	519	16,504
WPG Holdings Ltd.	10,759	19,572
Yageo Corp.	3,333	46,507
Yang Ming Marine Transport Corp. *	10,752	46,120
Yuanta Financial Holding Co. Ltd.	58,859	49,379
Zhen Ding Technology Holding Ltd.	4,151	17,305

(Cost $4,729,333)		7,093,057

Thailand — 0.6%
Advanced Info Service PCL, NVDR	8,200	51,999
Airports of Thailand PCL, NVDR *	28,300	57,683
Asset World Corp. PCL, NVDR	44,000	6,558
Bangkok Commercial Asset Management PCL, NVDR	9,200	5,027
Bangkok Dusit Medical Services PCL, NVDR	65,800	49,513
Bangkok Expressway & Metro PCL, NVDR	69,100	18,476
Berli Jucker PCL, NVDR	8,300	8,792
BTS Group Holdings PCL, NVDR	49,600	12,900
Bumrungrad Hospital PCL, NVDR	2,600	13,258
Carabao Group PCL, NVDR	1,900	6,135
Central Pattana PCL, NVDR	17,700	33,233
Central Retail Corp. PCL, NVDR	10,500	11,660
Charoen Pokphand Foods PCL, NVDR	25,700	19,527
CP ALL PCL, NVDR	39,400	76,279
Delta Electronics Thailand PCL, NVDR	2,000	20,222
Electricity Generating PCL, NVDR	1,600	8,416
Energy Absolute PCL, NVDR	10,400	27,276
Global Power Synergy PCL, Class F	6,300	12,289
Gulf Energy Development PCL, NVDR	20,310	28,785
Home Product Center PCL, NVDR	31,100	13,542
Indorama Ventures PCL, NVDR	10,900	15,687
Intouch Holdings PCL, NVDR	7,100	14,835
Krung Thai Bank PCL, NVDR	28,300	12,488
Krungthai Card PCL, NVDR	6,500	11,634
Land & Houses PCL, NVDR	57,500	15,039
Minor International PCL, NVDR *	20,594	21,063

	Number of Shares	Value
Thailand (Continued)
PTT Exploration & Production PCL, NVDR	9,400	$46,561
PTT Global Chemical PCL, NVDR	9,200	12,972
PTT Oil & Retail Business PCL, NVDR	17,800	14,435
PTT PCL, NVDR	55,300	61,813
Ratch Group PCL, NVDR	6,000	7,320
SCB X PCL, NVDR	9,400	31,040
SCG Packaging PCL, NVDR	8,600	14,262
Siam Cement PCL	700	7,610
Siam Cement PCL, NVDR	4,000	43,483
Srisawad Corp. PCL, NVDR	5,900	9,569
Thai Oil PCL, NVDR	11,000	18,644
Thai Union Group PCL, NVDR	21,100	10,606
True Corp. PCL, NVDR	69,900	8,988

(Cost $883,680)		859,619

Turkey — 0.1%
Akbank TAS	27,069	13,796
Aselsan Elektronik Sanayi Ve Ticaret AS	8,803	13,127
BIM Birlesik Magazalar AS	2,655	13,353
Eregli Demir ve Celik Fabrikalari TAS	9,073	18,917
Ford Otomotiv Sanayi AS	307	5,794
KOC Holding AS	5,392	13,471
Turkcell Iletisim Hizmetleri AS	6,225	7,339
Turkiye Is Bankasi AS, Class C	5,344	3,528
Turkiye Petrol Rafinerileri AS *	1,053	17,403
Turkiye Sise ve Cam Fabrikalari AS	4,765	6,095

(Cost $143,304)		112,823

United Arab Emirates — 0.4%
Abu Dhabi Commercial Bank PJSC	18,528	50,443
Abu Dhabi Islamic Bank PJSC	11,770	26,725
Abu Dhabi National Oil Co. for Distribution PJSC	16,184	18,462
Aldar Properties PJSC	23,669	34,089
Dubai Islamic Bank PJSC	17,590	28,494
Emaar Properties PJSC	23,714	36,865
Emirates NBD Bank PJSC	15,923	57,006
Emirates Telecommunications Group Co. PJSC	22,209	183,450
First Abu Dhabi Bank PJSC	28,902	169,019

(Cost $498,163)		604,553

United Kingdom — 9.4%
3i Group PLC	5,876	93,998
abrdn PLC	14,146	34,760
Admiral Group PLC	1,257	35,211
Anglo American PLC	8,328	407,907
Ashtead Group PLC	2,856	149,460
Associated British Foods PLC	2,308	50,314
AstraZeneca PLC	9,921	1,306,903
Auto Trader Group PLC, 144A	5,910	43,909
AVEVA Group PLC	838	24,055
Aviva PLC	18,532	100,414
BAE Systems PLC	20,169	192,137
Barclays PLC	107,822	229,696
Barratt Developments PLC	6,871	43,706
Berkeley Group Holdings PLC *	755	39,958
BP PLC	124,670	682,193

See Notes to Financial Statements.	38

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
United Kingdom (Continued)
British American Tobacco PLC	14,090	$621,774
British Land Co. PLC REIT	5,663	37,507
BT Group PLC	46,261	109,155
Bunzl PLC	2,188	76,289
Burberry Group PLC	2,694	58,151
CNH Industrial NV	6,460	96,190
Coca-Cola Europacific Partners PLC	1,313	69,760
Compass Group PLC	11,405	255,453
Croda International PLC	944	82,197
Diageo PLC	14,555	674,023
Entain PLC *	3,764	69,343
Ferguson PLC	1,408	169,119
GSK PLC	32,574	711,172
Halma PLC	2,009	56,428
Hargreaves Lansdown PLC	1,110	11,987
HSBC Holdings PLC	129,544	870,062
Imperial Brands PLC	5,938	133,974
Informa PLC *	9,674	66,437
InterContinental Hotels Group PLC	1,235	76,753
Intertek Group PLC	1,091	63,721
J Sainsbury PLC	11,235	32,335
JD Sports Fashion PLC	15,800	24,419
Johnson Matthey PLC	1,240	32,969
Kingfisher PLC	13,028	43,274
Land Securities Group PLC REIT	4,415	42,660
Legal & General Group PLC	37,843	123,841
Lloyds Banking Group PLC	434,611	245,842
London Stock Exchange Group PLC	2,101	195,966
M&G PLC	17,106	46,581
Melrose Industries PLC	27,907	47,614
Mondi PLC	3,033	58,800
National Grid PLC	23,379	344,975
NatWest Group PLC	35,687	102,620
Next PLC	998	81,466
Ocado Group PLC *	3,141	36,841
Pearson PLC	5,108	48,558
Persimmon PLC	2,320	63,643
Phoenix Group Holdings PLC	5,471	43,956
Prudential PLC	16,115	210,680
Reckitt Benckiser Group PLC	4,628	357,953
RELX PLC	11,983	343,671
Rentokil Initial PLC	12,639	80,620
Rio Tinto PLC	7,106	514,871
Rolls-Royce Holdings PLC *	53,562	58,510
Sage Group PLC	6,486	53,664
Schroders PLC	767	28,628
Segro PLC REIT	7,298	101,894
Severn Trent PLC	1,577	57,926
Shell PLC	48,680	1,457,786
Smith & Nephew PLC	5,595	91,160
Smiths Group PLC	2,678	52,474
Spirax-Sarco Engineering PLC	468	62,305
SSE PLC	6,744	150,587
St James’s Place PLC	3,615	58,945
Standard Chartered PLC	16,642	132,073
Taylor Wimpey PLC	23,979	39,311
Tesco PLC	49,056	160,102

	Number of Shares	Value
United Kingdom (Continued)
Unilever PLC	16,298	$785,545
United Utilities Group PLC	4,303	57,367
Vodafone Group PLC	167,978	276,398
Whitbread PLC	1,406	48,243
WPP PLC	7,518	87,212

(Cost $14,568,018)		14,628,401

United States — 0.1%
Bausch Health Cos., Inc. *	1,970	19,142
BeiGene Ltd., ADR *	321	44,047
Brookfield Renewable Corp., Class A	840	30,257
Legend Biotech Corp., ADR *(b)	308	13,025
Parade Technologies Ltd.	453	23,489

(Cost $199,435)		129,960

TOTAL COMMON STOCKS (Cost $143,195,486)		152,330,126

PREFERRED STOCKS — 1.0%
Brazil — 0.4%
Banco Bradesco SA	33,289	143,591
Braskem SA, Class A	1,034	9,682
Centrais Eletricas Brasileiras SA, Class B	2,235	19,577
Cia Energetica de Minas Gerais	8,527	20,902
Gerdau SA	7,956	48,832
Itau Unibanco Holding SA	30,630	168,600
Itausa SA	26,030	52,525
Petroleo Brasileiro SA	30,461	192,667

(Cost $528,927)		656,376

Chile — 0.1%
Sociedad Quimica y Minera de Chile SA, Class B (Cost $34,480)	895	95,599

Colombia — 0.0%
Bancolombia SA (Cost $27,195)	2,889	32,415

Germany — 0.3%
Bayerische Motoren Werke AG	357	27,920
Henkel AG & Co. KGaA	1,140	77,959
Porsche Automobil Holding SE	1,003	81,985
Sartorius AG	166	66,936
Volkswagen AG	1,188	197,276

(Cost $510,746)		452,076

Russia — 0.0%
Surgutneftegas PJSC (c) (Cost $22,479)	41,062	0

South Korea — 0.2%
Hyundai Motor Co.	104	7,826
Hyundai Motor Co. — 2nd Preferred	225	16,713
LG Chem Ltd.	51	12,037
LG Household & Health Care Ltd.	17	5,544
Samsung Electronics Co. Ltd.	5,266	258,363

(Cost $209,382)		300,483

TOTAL PREFERRED STOCKS (Cost $1,333,209)		1,536,949

See Notes to Financial Statements.	39

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2022

	Principal Amount		Value
CORPORATE BONDS — 0.0%
India — 0.0%
Britannia Industries Ltd. 8.00%, 8/28/22	INR	9,360	$121
Series N3, 5.50%, 6/3/24	INR	17,168	216

(Cost $132)			337

	Number of Shares
RIGHTS — 0.0%
South Korea — 0.0%
Ecopro BM Co. Ltd. *, expires 6/24/22 (Cost $0)		3	375

Thailand — 0.0%
Ratch Group PCL, NVDR *, expires 6/17/22 (Cost $0)		3,000	351

TOTAL RIGHTS (Cost $0)			726

WARRANTS — 0.0%
Switzerland — 0.0%
Cie Financiere Richemont SA *, expires 11/22/23 (Cost $0)		4,502	2,675

	Number of Shares	Value
Thailand — 0.0%
BTS Group Holdings PCL *, expires 9/5/22	1,980	$11
BTS Group Holdings PCL *, expires 11/7/24	3,960	53
BTS Group Holdings PCL *, expires 11/20/26	7,920	90

(Cost $0)		154

TOTAL WARRANTS (Cost $0)		2,829

SECURITIES LENDING COLLATERAL — 1.9%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.68% (e)(f) (Cost $2,880,589)	2,880,589	2,880,589

TOTAL INVESTMENTS — 100.7% (Cost $147,409,416)		$156,751,556
Other assets and liabilities, net — (0.7%)		(1,067,334)

NET ASSETS — 100.0%		$155,684,222

A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2022 is as follows:

Value ($) at 5/31/2021	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 5/31/2022	Value ($) at 5/31/2022
COMMON STOCKS — 0.1%
Germany — 0.1%
Deutsche Bank AG (d)
132,123	53,534		—	—	(38,749)	2,785	—	13,191	146,908

SECURITIES LENDING COLLATERAL — 1.9%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.68% (e)(f)
2,372,722	507,867	(g)	—	—	—	3,079	—	2,880,589	2,880,589

CASH EQUIVALENTS — 0.0%
DWS Government Money Market Series “Institutional Shares”, 0.72% (e)
1,498,682	43,466,932		(44,965,614)	—	—	3,921	—	—	—

4,003,527	44,028,333		(44,965,614)	—	(38,749)	9,785	—	2,893,780	3,027,497

*	Non-income producing security.
(a)	Stapled Security — A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(b)

All or a portion of these securities were on loan. In addition, “Other assets and liabilities, net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2022 amounted to $4,160,705, which is 2.7% of net assets.

(c)	Investment was valued using significant unobservable inputs.
(d)	Affiliated issuer. This security is owned in proportion with its representation in the index.
(e)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(f)

Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $1,614,075.

(g)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended May 31, 2022.

See Notes to Financial Statements.	40

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2022

ADR:	American Depositary Receipt
CDI:	Chess Depositary Interest
CPO:	Ordinary Participation Certificates
CVA:	Credit Valuation Adjustment
GDR:	Global Depositary Receipt
JSC:	Joint Stock Company
KSC:	Kuwait Shareholding Company
KSCP:	Kuwait Shareholding Company Public
NVDR:	Non Voting Depositary Receipt
PJSC:	Public Joint Stock Company
PSQC:	Public Shareholders Qatari Company
QPSC:	Qatari Public Shareholders Company
QSC:	Qatari Shareholders Company
REIT:	Real Estate Investment Trust
SAE:	Societe Anonyme Egyptienne
SAQ:	Societe Anonyme Qatar
144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Securities are listed in country of domicile.

At May 31, 2022, open futures contracts purchased were as follows:

Contract Description	Currency	Number of Contracts	Notional Amount	Contract Value	Expiration Date	Unrealized Appreciation
MSCI EAFE Futures	USD	12	$1,182,390	$1,222,200	6/17/2022	$39,810
MSCI Emerging Markets Index Future	USD	7	359,625	372,155	6/17/2022	12,530
MINI S&P/TSX 60 Futures	CAD	3	144,878	148,654	6/16/2022	3,776
TOPIX Index Futures	JPY	1	147,263	148,289	6/09/2022	1,026

Total unrealized appreciation						$57,142

As of May 31, 2022, the Fund had the following forward foreign currency contracts outstanding:

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
Goldman Sachs & Co.	6/2/2022	AED	150,000	USD	40,836	$—	$(2)
Goldman Sachs & Co.	6/2/2022	AED	2,322,100	USD	632,165	—	(34)
Goldman Sachs & Co.	6/2/2022	AUD	2,839,400	USD	2,018,856	—	(18,840)
Goldman Sachs & Co.	6/2/2022	AUD	240,000	USD	170,641	—	(1,595)
JP Morgan & Chase Co.	6/2/2022	AUD	4,610,000	USD	3,277,810	—	(30,557)
RBC Capital Markets	6/2/2022	AUD	3,545,000	USD	2,520,572	—	(23,498)
Goldman Sachs & Co.	6/2/2022	CAD	5,468,400	USD	4,278,538	—	(44,820)
JP Morgan & Chase Co.	6/2/2022	CAD	6,399,000	USD	5,006,729	—	(52,369)
RBC Capital Markets	6/2/2022	CAD	4,874,500	USD	3,813,870	—	(39,946)
Goldman Sachs & Co.	6/2/2022	CHF	3,240,000	USD	3,342,532	—	(35,283)
JP Morgan & Chase Co.	6/2/2022	CHF	3,659,600	USD	3,775,420	—	(39,842)
RBC Capital Markets	6/2/2022	CHF	282,000	USD	290,922	—	(3,073)
RBC Capital Markets	6/2/2022	CHF	2,902,300	USD	2,994,170	—	(31,581)
JP Morgan & Chase Co.	6/2/2022	CNH	8,692,200	USD	1,306,489	4,384	—
RBC Capital Markets	6/2/2022	CNH	4,820,800	USD	724,438	2,275	—
Goldman Sachs & Co.	6/2/2022	CZK	1,161,500	USD	49,632	—	(820)
JP Morgan & Chase Co.	6/2/2022	CZK	378,000	USD	16,149	—	(269)
JP Morgan & Chase Co.	6/2/2022	CZK	329,000	USD	14,054	—	(237)
JP Morgan & Chase Co.	6/2/2022	DKK	10,319,500	USD	1,465,203	—	(23,934)
RBC Capital Markets	6/2/2022	DKK	424,000	USD	60,202	—	(982)
RBC Capital Markets	6/2/2022	DKK	7,961,100	USD	1,130,397	—	(18,416)
Goldman Sachs & Co.	6/2/2022	EUR	9,203,800	USD	9,721,514	—	(159,231)
JP Morgan & Chase Co.	6/2/2022	EUR	10,814,500	USD	11,422,924	—	(186,989)
RBC Capital Markets	6/2/2022	EUR	8,970,300	USD	9,474,969	—	(155,101)
Goldman Sachs & Co.	6/2/2022	HKD	32,751,100	USD	4,176,451	2,847	—
JP Morgan & Chase Co.	6/2/2022	HKD	34,661,700	USD	4,419,951	2,873	—

See Notes to Financial Statements.	41

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2022

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
RBC Capital Markets	6/2/2022	HKD	34,812,300	USD	4,439,480	$3,209	$—
Goldman Sachs & Co.	6/2/2022	HUF	17,124,900	USD	47,564	1,229	—
JP Morgan & Chase Co.	6/2/2022	HUF	13,805,500	USD	38,339	986	—
Goldman Sachs & Co.	6/2/2022	ILS	650,100	USD	194,868	—	(1,039)
JP Morgan & Chase Co.	6/2/2022	ILS	55,000	USD	16,485	—	(89)
JP Morgan & Chase Co.	6/2/2022	ILS	175,000	USD	52,456	—	(280)
RBC Capital Markets	6/2/2022	ILS	603,000	USD	180,750	—	(964)
Goldman Sachs & Co.	6/2/2022	JPY	825,420,300	USD	6,376,241	—	(35,538)
JP Morgan & Chase Co.	6/2/2022	JPY	1,131,876,300	USD	8,743,685	—	(48,612)
RBC Capital Markets	6/2/2022	JPY	822,432,400	USD	6,353,258	—	(35,311)
Goldman Sachs & Co.	6/2/2022	KWD	97,000	USD	316,218	—	(568)
Goldman Sachs & Co.	6/2/2022	MXN	8,284,600	USD	403,605	—	(17,350)
JP Morgan & Chase Co.	6/2/2022	MXN	8,453,800	USD	411,842	—	(17,710)
RBC Capital Markets	6/2/2022	MXN	4,577,700	USD	223,014	—	(9,587)
Goldman Sachs & Co.	6/2/2022	NOK	6,031,200	USD	647,362	3,872	—
JP Morgan & Chase Co.	6/2/2022	NOK	335,000	USD	35,958	216	—
JP Morgan & Chase Co.	6/2/2022	NOK	613,000	USD	65,796	393	—
JP Morgan & Chase Co.	6/2/2022	NZD	35,300	USD	22,912	—	(90)
RBC Capital Markets	6/2/2022	NZD	238,100	USD	154,546	—	(600)
JP Morgan & Chase Co.	6/2/2022	PHP	3,395,200	USD	64,577	—	(232)
RBC Capital Markets	6/2/2022	PHP	643,000	USD	12,201	—	(73)
RBC Capital Markets	6/2/2022	PHP	12,357,800	USD	235,029	—	(864)
Goldman Sachs & Co.	6/2/2022	PLN	1,073,200	USD	240,974	—	(10,405)
JP Morgan & Chase Co.	6/2/2022	PLN	305,900	USD	68,683	—	(2,969)
Goldman Sachs & Co.	6/2/2022	QAR	186,000	USD	50,882	—	(192)
Goldman Sachs & Co.	6/2/2022	QAR	1,485,500	USD	406,374	—	(1,534)
Goldman Sachs & Co.	6/2/2022	SAR	717,000	USD	191,042	—	(132)
Goldman Sachs & Co.	6/2/2022	SAR	6,739,000	USD	1,795,582	—	(1,245)
JP Morgan & Chase Co.	6/2/2022	SEK	18,117,800	USD	1,851,258	—	(3,943)
RBC Capital Markets	6/2/2022	SEK	15,621,100	USD	1,596,215	—	(3,333)
JP Morgan & Chase Co.	6/2/2022	SGD	998,500	USD	723,027	—	(5,779)
RBC Capital Markets	6/2/2022	SGD	681,900	USD	493,773	—	(3,946)
JP Morgan & Chase Co.	6/2/2022	THB	28,093,600	USD	819,473	—	(1,497)
JP Morgan & Chase Co.	6/2/2022	TRY	228,000	USD	15,011	1,111	—
JP Morgan & Chase Co.	6/2/2022	TRY	1,878,400	USD	123,856	9,342	—
Goldman Sachs & Co.	6/2/2022	USD	673,028	AED	2,472,100	9	—
Goldman Sachs & Co.	6/2/2022	USD	2,209,008	AUD	3,079,400	924	—
JP Morgan & Chase Co.	6/2/2022	USD	3,306,984	AUD	4,610,000	1,384	—
RBC Capital Markets	6/2/2022	USD	2,543,006	AUD	3,545,000	1,064	—
JP Morgan & Chase Co.	6/2/2022	USD	5,059,094	CAD	6,399,000	4	—
RBC Capital Markets	6/2/2022	USD	104,064	CAD	133,000	1,086	—
Goldman Sachs & Co.	6/2/2022	USD	3,380,105	CHF	3,240,000	—	(2,291)
JP Morgan & Chase Co.	6/2/2022	USD	3,817,850	CHF	3,659,600	—	(2,587)
RBC Capital Markets	6/2/2022	USD	3,321,997	CHF	3,184,300	—	(2,251)
JP Morgan & Chase Co.	6/2/2022	USD	1,301,344	CNH	8,692,200	760	—
RBC Capital Markets	6/2/2022	USD	669,342	CNH	4,470,800	391	—
RBC Capital Markets	6/2/2022	USD	52,600	CNH	350,000	—	(169)
Goldman Sachs & Co.	6/2/2022	USD	50,314	CZK	1,161,500	137	—
JP Morgan & Chase Co.	6/2/2022	USD	30,626	CZK	707,000	84	—
JP Morgan & Chase Co.	6/2/2022	USD	1,485,900	DKK	10,319,500	3,238	—
RBC Capital Markets	6/2/2022	USD	1,207,367	DKK	8,385,100	2,631	—
Goldman Sachs & Co.	6/2/2022	USD	9,859,571	EUR	9,203,800	21,174	—
JP Morgan & Chase Co.	6/2/2022	USD	11,585,033	EUR	10,814,500	24,879	—
RBC Capital Markets	6/2/2022	USD	50,699	EUR	48,000	831	—
RBC Capital Markets	6/2/2022	USD	9,558,014	EUR	8,922,300	20,526	—
Goldman Sachs & Co.	6/2/2022	USD	3,476,378	HKD	27,274,100	—	(731)
Goldman Sachs & Co.	6/2/2022	USD	698,450	HKD	5,477,000	—	(494)
JP Morgan & Chase Co.	6/2/2022	USD	4,418,008	HKD	34,661,700	—	(929)

See Notes to Financial Statements.	42

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2022

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
RBC Capital Markets	6/2/2022	USD	4,437,203	HKD	34,812,300	$—	$(933)
Goldman Sachs & Co.	6/2/2022	USD	46,221	HUF	17,124,900	114	—
JP Morgan & Chase Co.	6/2/2022	USD	37,262	HUF	13,805,500	92	—
Goldman Sachs & Co.	6/2/2022	USD	195,228	ILS	650,100	680	—
JP Morgan & Chase Co.	6/2/2022	USD	69,070	ILS	230,000	240	—
RBC Capital Markets	6/2/2022	USD	181,084	ILS	603,000	630	—
Goldman Sachs & Co.	6/2/2022	USD	6,416,264	JPY	825,420,300	—	(4,486)
JP Morgan & Chase Co.	6/2/2022	USD	8,798,448	JPY	1,131,876,300	—	(6,151)
RBC Capital Markets	6/2/2022	USD	6,189,665	JPY	796,269,400	—	(4,327)
RBC Capital Markets	6/2/2022	USD	202,107	JPY	26,163,000	1,124	—
Goldman Sachs & Co.	6/2/2022	USD	420,261	MXN	8,284,600	694	—
JP Morgan & Chase Co.	6/2/2022	USD	25,480	MXN	523,000	1,095	—
JP Morgan & Chase Co.	6/2/2022	USD	402,313	MXN	7,930,800	664	—
RBC Capital Markets	6/2/2022	USD	232,217	MXN	4,577,700	383	—
Goldman Sachs & Co.	6/2/2022	USD	641,569	NOK	6,031,200	1,920	—
JP Morgan & Chase Co.	6/2/2022	USD	100,844	NOK	948,000	302	—
JP Morgan & Chase Co.	6/2/2022	USD	22,979	NZD	35,300	23	—
RBC Capital Markets	6/2/2022	USD	154,991	NZD	238,100	155	—
JP Morgan & Chase Co.	6/2/2022	USD	64,822	PHP	3,395,200	—	(13)
RBC Capital Markets	6/2/2022	USD	248,154	PHP	13,000,800	12	—
Goldman Sachs & Co.	6/2/2022	USD	250,962	PLN	1,073,200	417	—
JP Morgan & Chase Co.	6/2/2022	USD	28,742	PLN	128,000	1,240	—
JP Morgan & Chase Co.	6/2/2022	USD	41,601	PLN	177,900	69	—
Goldman Sachs & Co.	6/2/2022	USD	457,663	QAR	1,671,500	1,320	—
JP Morgan & Chase Co.	6/2/2022	USD	60,185	SEK	589,000	127	—
JP Morgan & Chase Co.	6/2/2022	USD	1,791,642	SEK	17,528,800	3,247	—
RBC Capital Markets	6/2/2022	USD	1,596,654	SEK	15,621,100	2,894	—
JP Morgan & Chase Co.	6/2/2022	USD	728,354	SGD	998,500	452	—
RBC Capital Markets	6/2/2022	USD	497,410	SGD	681,900	309	—
JP Morgan & Chase Co.	6/2/2022	USD	817,982	THB	28,093,600	2,988	—
JP Morgan & Chase Co.	6/2/2022	USD	128,561	TRY	2,106,400	—	(147)
JP Morgan & Chase Co.	6/2/2022	USD	861,282	ZAR	13,422,000	—	(3,303)
JP Morgan & Chase Co.	6/2/2022	USD	45,954	ZAR	729,000	646	—
RBC Capital Markets	6/2/2022	USD	828,575	ZAR	12,912,300	—	(3,178)
JP Morgan & Chase Co.	6/2/2022	ZAR	14,151,000	USD	891,837	—	(12,742)
RBC Capital Markets	6/2/2022	ZAR	12,912,300	USD	813,771	—	(11,626)
Goldman Sachs & Co.	6/3/2022	BRL	4,108,500	USD	821,339	—	(42,379)
JP Morgan & Chase Co.	6/3/2022	BRL	3,681,800	USD	736,917	—	(37,097)
RBC Capital Markets	6/3/2022	BRL	4,905,600	USD	980,983	—	(50,307)
Goldman Sachs & Co.	6/3/2022	CLP	102,090,400	USD	118,910	—	(4,956)
JP Morgan & Chase Co.	6/3/2022	CLP	55,420,400	USD	64,779	—	(2,463)
Goldman Sachs & Co.	6/3/2022	COP	204,235,700	USD	51,094	—	(3,059)
JP Morgan & Chase Co.	6/3/2022	COP	128,589,500	USD	32,238	—	(1,857)
Goldman Sachs & Co.	6/3/2022	INR	167,178,700	USD	2,179,360	26,692	—
Goldman Sachs & Co.	6/3/2022	INR	7,650,000	USD	99,736	1,231	—
JP Morgan & Chase Co.	6/3/2022	INR	267,283,800	USD	3,490,256	48,590	—
RBC Capital Markets	6/3/2022	MYR	2,586,600	USD	592,577	1,861	—
RBC Capital Markets	6/3/2022	MYR	154,000	USD	35,380	210	—
Goldman Sachs & Co.	6/3/2022	USD	866,662	BRL	4,108,500	—	(2,944)
JP Morgan & Chase Co.	6/3/2022	USD	777,473	BRL	3,681,800	—	(3,459)
RBC Capital Markets	6/3/2022	USD	903,426	BRL	4,282,600	—	(3,107)
RBC Capital Markets	6/3/2022	USD	124,848	BRL	623,000	6,124	—
Goldman Sachs & Co.	6/3/2022	USD	124,009	CLP	102,090,400	—	(143)
JP Morgan & Chase Co.	6/3/2022	USD	67,471	CLP	55,420,400	—	(229)
Goldman Sachs & Co.	6/3/2022	USD	54,084	COP	204,235,700	70	—
JP Morgan & Chase Co.	6/3/2022	USD	34,103	COP	128,589,500	—	(7)
Goldman Sachs & Co.	6/3/2022	USD	2,251,496	INR	174,828,700	—	(324)
JP Morgan & Chase Co.	6/3/2022	USD	3,443,403	INR	267,283,800	—	(1,737)

See Notes to Financial Statements.	43

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2022

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
RBC Capital Markets	6/3/2022	USD	626,423	MYR	2,740,600	$—	$(536)
Goldman Sachs & Co.	6/6/2022	EGP	438,000	USD	23,089	—	(389)
Goldman Sachs & Co.	6/6/2022	GBP	376,000	USD	472,042	—	(1,771)
Goldman Sachs & Co.	6/6/2022	GBP	3,769,700	USD	4,732,670	—	(17,683)
JP Morgan & Chase Co.	6/6/2022	GBP	4,543,900	USD	5,704,662	—	(21,292)
RBC Capital Markets	6/6/2022	GBP	3,611,000	USD	4,533,448	—	(16,921)
JP Morgan & Chase Co.	6/6/2022	IDR	829,698,000	USD	56,930	32	—
JP Morgan & Chase Co.	6/6/2022	IDR	6,087,378,100	USD	418,895	1,441	—
RBC Capital Markets	6/6/2022	IDR	5,018,076,700	USD	345,170	1,045	—
Goldman Sachs & Co.	6/6/2022	KWD	7,000	USD	22,840	—	(16)
Goldman Sachs & Co.	6/6/2022	TWD	64,480,600	USD	2,193,964	—	(27,804)
JP Morgan & Chase Co.	6/6/2022	TWD	66,378,200	USD	2,261,377	—	(25,776)
RBC Capital Markets	6/6/2022	TWD	71,241,500	USD	2,425,655	—	(29,069)
Goldman Sachs & Co.	6/6/2022	USD	23,542	EGP	438,000	—	(64)
Goldman Sachs & Co.	6/6/2022	USD	5,224,826	GBP	4,145,700	—	(660)
JP Morgan & Chase Co.	6/6/2022	USD	5,726,677	GBP	4,543,900	—	(723)
RBC Capital Markets	6/6/2022	USD	4,550,943	GBP	3,611,000	—	(575)
JP Morgan & Chase Co.	6/6/2022	USD	476,088	IDR	6,917,076,100	—	(1,735)
RBC Capital Markets	6/6/2022	USD	344,648	IDR	5,018,076,700	—	(523)
Goldman Sachs & Co.	6/6/2022	USD	2,226,233	TWD	64,480,600	—	(4,464)
JP Morgan & Chase Co.	6/6/2022	USD	2,292,777	TWD	66,378,200	—	(5,625)
RBC Capital Markets	6/6/2022	USD	411,763	TWD	12,077,000	4,367	—
RBC Capital Markets	6/6/2022	USD	2,042,620	TWD	59,164,500	—	(4,026)
Goldman Sachs & Co.	6/7/2022	KRW	2,223,719,100	USD	1,769,209	—	(28,121)
JP Morgan & Chase Co.	6/7/2022	KRW	2,399,293,800	USD	1,911,103	—	(28,136)
RBC Capital Markets	6/7/2022	KRW	2,139,256,900	USD	1,701,821	—	(27,242)
Goldman Sachs & Co.	6/7/2022	USD	1,797,380	KRW	2,223,719,100	—	(51)
JP Morgan & Chase Co.	6/7/2022	USD	1,760,502	KRW	2,179,096,800	762	—
JP Morgan & Chase Co.	6/7/2022	USD	174,683	KRW	220,197,000	3,292	—
RBC Capital Markets	6/7/2022	USD	1,729,251	KRW	2,139,256,900	—	(188)
Goldman Sachs & Co.	7/5/2022	AED	2,472,100	USD	672,992	—	(52)
Goldman Sachs & Co.	7/5/2022	AUD	3,079,400	USD	2,210,132	—	(1,075)
JP Morgan & Chase Co.	7/5/2022	AUD	4,610,000	USD	3,308,621	—	(1,654)
RBC Capital Markets	7/5/2022	AUD	3,545,000	USD	2,544,300	—	(1,237)
JP Morgan & Chase Co.	7/5/2022	BRL	3,681,800	USD	770,843	4,051	—
Goldman Sachs & Co.	7/5/2022	CAD	5,468,400	USD	4,322,665	129	—
JP Morgan & Chase Co.	7/5/2022	CAD	6,399,000	USD	5,058,286	151	—
RBC Capital Markets	7/5/2022	CAD	4,741,500	USD	3,748,064	112	—
Goldman Sachs & Co.	7/5/2022	CHF	3,240,000	USD	3,385,969	1,236	—
JP Morgan & Chase Co.	7/5/2022	CHF	3,659,600	USD	3,824,473	1,396	—
RBC Capital Markets	7/5/2022	CHF	3,184,300	USD	3,327,795	1,249	—
JP Morgan & Chase Co.	7/5/2022	CLP	55,420,400	USD	67,095	266	—
JP Morgan & Chase Co.	7/5/2022	CLP	44,239,000	USD	53,389	44	—
Citigroup Global Markets	7/5/2022	CNH	1,169,000	USD	174,817	—	(100)
JP Morgan & Chase Co.	7/5/2022	CNH	8,692,200	USD	1,299,924	—	(691)
RBC Capital Markets	7/5/2022	CNH	4,470,800	USD	668,607	—	(359)
JP Morgan & Chase Co.	7/5/2022	DKK	10,319,500	USD	1,488,300	—	(3,737)
RBC Capital Markets	7/5/2022	DKK	8,385,100	USD	1,209,343	—	(3,010)
Citigroup Global Markets	7/5/2022	EUR	236,000	USD	253,233	—	(616)
Goldman Sachs & Co.	7/5/2022	EUR	9,203,800	USD	9,875,908	—	(23,968)
JP Morgan & Chase Co.	7/5/2022	EUR	10,814,500	USD	11,604,402	—	(27,990)
RBC Capital Markets	7/5/2022	EUR	8,922,300	USD	9,573,940	—	(23,146)
Goldman Sachs & Co.	7/5/2022	GBP	4,145,700	USD	5,225,468	396	—
JP Morgan & Chase Co.	7/5/2022	GBP	4,543,900	USD	5,727,441	494	—
RBC Capital Markets	7/5/2022	GBP	3,611,000	USD	4,551,550	392	—
Citigroup Global Markets	7/5/2022	HKD	6,370,000	USD	812,603	33	—
Goldman Sachs & Co.	7/5/2022	HKD	27,274,100	USD	3,479,394	257	—
JP Morgan & Chase Co.	7/5/2022	HKD	34,661,700	USD	4,421,778	265	—

See Notes to Financial Statements.	44

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2022

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
RBC Capital Markets	7/5/2022	HKD	34,812,300	USD	4,441,052	$328	$—
Goldman Sachs & Co.	7/5/2022	HUF	17,124,900	USD	46,012	—	(84)
JP Morgan & Chase Co.	7/5/2022	HUF	13,805,500	USD	37,093	—	(68)
JP Morgan & Chase Co.	7/5/2022	IDR	6,917,076,100	USD	475,270	1,111	—
RBC Capital Markets	7/5/2022	IDR	5,018,076,700	USD	344,293	309	—
Citigroup Global Markets	7/5/2022	ILS	35,000	USD	10,523	—	(41)
Goldman Sachs & Co.	7/5/2022	ILS	650,100	USD	195,492	—	(731)
JP Morgan & Chase Co.	7/5/2022	ILS	230,000	USD	69,158	—	(264)
RBC Capital Markets	7/5/2022	ILS	603,000	USD	181,315	—	(691)
Goldman Sachs & Co.	7/5/2022	INR	174,828,700	USD	2,243,119	—	(494)
JP Morgan & Chase Co.	7/5/2022	INR	267,283,800	USD	3,429,485	—	(624)
JP Morgan & Chase Co.	7/5/2022	INR	9,051,000	USD	116,161	7	—
Citigroup Global Markets	7/5/2022	JPY	26,834,000	USD	208,853	95	—
Goldman Sachs & Co.	7/5/2022	JPY	825,420,300	USD	6,424,329	2,899	—
JP Morgan & Chase Co.	7/5/2022	JPY	1,131,876,300	USD	8,809,637	4,106	—
RBC Capital Markets	7/5/2022	JPY	796,269,400	USD	6,197,536	2,889	—
Goldman Sachs & Co.	7/5/2022	KRW	520,262,000	USD	420,465	—	(3)
Goldman Sachs & Co.	7/5/2022	KRW	2,223,719,100	USD	1,797,061	—	(113)
JP Morgan & Chase Co.	7/5/2022	KRW	2,179,096,800	USD	1,760,076	—	(1,036)
RBC Capital Markets	7/5/2022	KRW	2,139,256,900	USD	1,728,902	—	(11)
Goldman Sachs & Co.	7/5/2022	KWD	104,000	USD	339,204	—	(69)
Goldman Sachs & Co.	7/5/2022	MXN	8,284,600	USD	417,634	—	(274)
JP Morgan & Chase Co.	7/5/2022	MXN	7,930,800	USD	399,798	—	(262)
RBC Capital Markets	7/5/2022	MXN	4,577,700	USD	230,766	—	(151)
RBC Capital Markets	7/5/2022	MYR	136,000	USD	31,001	—	(43)
RBC Capital Markets	7/5/2022	MYR	2,740,600	USD	625,565	—	(2)
Goldman Sachs & Co.	7/5/2022	NOK	6,031,200	USD	641,740	—	(1,965)
JP Morgan & Chase Co.	7/5/2022	NOK	948,000	USD	100,869	—	(311)
JP Morgan & Chase Co.	7/5/2022	NZD	35,300	USD	22,967	—	(22)
RBC Capital Markets	7/5/2022	NZD	238,100	USD	154,916	—	(147)
JP Morgan & Chase Co.	7/5/2022	PHP	3,395,200	USD	64,588	—	(180)
RBC Capital Markets	7/5/2022	PHP	1,359,000	USD	25,763	—	(162)
RBC Capital Markets	7/5/2022	PHP	13,000,800	USD	247,399	—	(608)
Goldman Sachs & Co.	7/5/2022	PLN	1,073,200	USD	249,857	—	(243)
JP Morgan & Chase Co.	7/5/2022	PLN	177,900	USD	41,415	—	(43)
Goldman Sachs & Co.	7/5/2022	QAR	1,671,500	USD	457,788	—	(1,811)
Goldman Sachs & Co.	7/5/2022	SAR	7,456,000	USD	1,986,148	18	—
Citigroup Global Markets	7/5/2022	SEK	1,649,000	USD	168,720	—	(336)
JP Morgan & Chase Co.	7/5/2022	SEK	17,528,800	USD	1,793,484	—	(3,564)
RBC Capital Markets	7/5/2022	SEK	15,621,100	USD	1,598,344	—	(3,127)
JP Morgan & Chase Co.	7/5/2022	SGD	998,500	USD	728,284	—	(464)
RBC Capital Markets	7/5/2022	SGD	681,900	USD	497,367	—	(313)
Citigroup Global Markets	7/5/2022	THB	2,147,000	USD	62,544	—	(262)
JP Morgan & Chase Co.	7/5/2022	THB	28,093,600	USD	818,459	—	(3,362)
JP Morgan & Chase Co.	7/5/2022	TRY	2,106,400	USD	122,790	42	—
Goldman Sachs & Co.	7/5/2022	TWD	64,480,600	USD	2,233,172	10,316	—
JP Morgan & Chase Co.	7/5/2022	TWD	66,378,200	USD	2,298,335	10,062	—
RBC Capital Markets	7/5/2022	TWD	16,046,000	USD	555,225	2,067	—
RBC Capital Markets	7/5/2022	TWD	59,164,500	USD	2,048,632	9,040	—
Citigroup Global Markets	7/5/2022	USD	64,256	AED	236,000	—	(4)
Citigroup Global Markets	7/5/2022	USD	128,472	AUD	179,000	61	—
Citigroup Global Markets	7/5/2022	USD	162,840	CAD	206,000	—	(6)
Citigroup Global Markets	7/5/2022	USD	285,320	CHF	273,000	—	(125)
Citigroup Global Markets	7/5/2022	USD	65,628	DKK	455,000	158	—
Citigroup Global Markets	7/5/2022	USD	10,584	HUF	3,938,000	17	—
JP Morgan & Chase Co.	7/5/2022	USD	13,148	IDR	191,307,000	—	(34)
Citigroup Global Markets	7/5/2022	USD	74,256	MXN	1,473,000	48	—
Citigroup Global Markets	7/5/2022	USD	13,664	NZD	21,000	12	—

See Notes to Financial Statements.	45

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2022

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
Citigroup Global Markets	7/5/2022	USD	26,062	QAR	95,000	$59	$—
Citigroup Global Markets	7/5/2022	USD	38,102	SAR	143,000	—	(9)
Citigroup Global Markets	7/5/2022	USD	13,130	SGD	18,000	8	—
JP Morgan & Chase Co.	7/5/2022	ZAR	13,422,000	USD	857,732	3,697	—
RBC Capital Markets	7/5/2022	ZAR	12,912,300	USD	825,159	3,556	—
Goldman Sachs & Co.	7/6/2022	BRL	4,108,500	USD	859,052	3,627	—
RBC Capital Markets	7/6/2022	BRL	4,282,600	USD	895,492	3,818	—
Goldman Sachs & Co.	7/6/2022	CLP	102,090,400	USD	123,298	218	—
Goldman Sachs & Co.	7/6/2022	COP	204,235,700	USD	53,860	—	(59)
JP Morgan & Chase Co.	7/6/2022	COP	128,589,500	USD	33,961	13	—
Goldman Sachs & Co.	7/6/2022	EGP	438,000	USD	23,168	3	—
JP Morgan & Chase Co.	7/7/2022	COP	70,532,000	USD	18,559	—	(59)
Goldman Sachs & Co.	7/7/2022	CZK	1,161,500	USD	50,097	—	(91)
JP Morgan & Chase Co.	7/7/2022	CZK	707,000	USD	30,487	—	(62)

Total unrealized appreciation (depreciation)						$298,468	$(1,635,082)

For information on the Fund’s policy and additional disclosures regarding futures contracts and forward foreign currency contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Currency Abbreviations

AED	Arab Emirates Dirham
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Yuan
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EGP	Egyptian Pound
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
KWD	Kuwaiti Dinar
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
QAR	Qatari Rial
SAR	Saudi Riyal
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand

See Notes to Financial Statements.	46

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2022

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2022 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$152,298,571	$—	$31,555	$152,330,126
Preferred Stocks (a)	1,536,949	—	0	1,536,949
Corporate Bonds	—	337	—	337
Rights (a)	375	351	—	726
Warrants (a)	2,829	—	—	2,829
Short-Term Investments (a)	2,880,589	—	—	2,880,589
Derivatives (b)
Forward Foreign Currency Contracts	—	298,468	—	298,468
Futures Contracts	57,142	—	—	57,142

TOTAL	$156,776,455	$299,156	$31,555	$157,107,166

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Forward Foreign Currency Contracts	$—	$(1,635,082)	$—	$(1,635,082)

TOTAL	$—	$(1,635,082)	$—	$(1,635,082)

(a)	See Schedule of Investments for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contracts.

During the year ended May 31, 2022, the amount of transfers from Level 1 to Level 3 was $1,018,514, the amount of transfers from Level 3 to Level 1 was $5,089, the amount of transfers from Level 3 to Level 2 was $236. The investments were transferred from Level 1 to Level 3 due to the lack of observable market data due to a decrease in market activity. The investment was transferred from Level 3 to Level 1 due to the availability of a pricing source supported by observable inputs. The investment was transferred from Level 3 to Level 2 due to the availability of a pricing source supported by observable inputs.

See Notes to Financial Statements.	47

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF

May 31, 2022

	Number of Shares	Value
COMMON STOCKS — 97.2%
Australia — 0.0%
MMG Ltd. * (Cost $24,906)	46,423	$19,759

Brazil — 4.0%
Ambev SA	64,376	192,212
Americanas SA	8,687	36,740
Atacadao SA	7,003	28,513
B3 SA — Brasil Bolsa Balcao	83,607	224,650
Banco Bradesco SA	21,049	74,761
Banco BTG Pactual SA	16,268	86,739
Banco do Brasil SA	12,290	94,699
Banco Inter SA	4,798	12,710
Banco Santander Brasil SA	4,834	34,125
BB Seguridade Participacoes SA	10,473	59,234
BRF SA *	8,737	28,771
CCR SA	17,214	48,318
Centrais Eletricas Brasileiras SA	3,906	34,634
Cia de Saneamento Basico do Estado de Sao Paulo	4,838	46,603
Cia Siderurgica Nacional SA	9,963	45,784
Cosan SA	14,839	67,473
CPFL Energia SA	3,053	21,649
Energisa SA	2,558	23,909
Engie Brasil Energia SA	2,780	25,679
Equatorial Energia SA	14,357	71,837
Hapvida Participacoes e Investimentos SA, 144A	59,563	84,221
Hypera SA	4,924	40,189
JBS SA	10,039	75,199
Klabin SA	10,204	47,965
Localiza Rent a Car SA	8,678	105,030
Lojas Renner SA	14,306	80,071
Magazine Luiza SA	39,812	31,162
Natura & Co. Holding SA	12,932	44,816
Petro Rio SA *	9,695	57,098
Petroleo Brasileiro SA	50,933	356,447
Raia Drogasil SA	15,616	67,852
Rede D’Or Sao Luiz SA, 144A	5,573	42,004
Rumo SA	18,971	70,574
Suzano SA	10,497	118,166
Telefonica Brasil SA	7,668	82,367
TIM SA	12,462	37,759
TOTVS SA	6,877	41,052
Ultrapar Participacoes SA	10,356	31,313
Vale SA	55,439	1,005,649
Vibra Energia SA	16,025	65,549
WEG SA	23,355	124,673

(Cost $2,720,592)		3,868,196

Chile — 0.4%
Banco de Chile	614,037	63,914
Banco de Credito e Inversiones SA	737	27,378
Banco Santander Chile	950,267	47,529
Cencosud SA	20,904	33,508
Cia Cervecerias Unidas SA	1,715	12,242
Cia Sud Americana de Vapores SA	203,741	27,949
Empresas CMPC SA	15,216	26,304

	Number of Shares	Value
Chile (Continued)
Empresas Copec SA	5,553	$44,088
Enel Americas SA	307,077	33,242
Enel Chile SA	408,382	10,466
Falabella SA	10,090	29,545

(Cost $473,142)		356,165

China — 28.9%
360 DigiTech, Inc., ADR	1,186	18,656
360 Security Technology, Inc., Class A *	7,500	9,303
37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	1,000	3,245
3SBio, Inc., 144A *	19,170	14,242
AAC Technologies Holdings, Inc. (a)	10,091	21,938
Advanced Micro-Fabrication Equipment Inc China, Class A *	525	9,079
AECC Aviation Power Co. Ltd., Class A	2,400	14,212
Agricultural Bank of China Ltd., Class A	78,700	35,722
Agricultural Bank of China Ltd., Class H	384,280	146,421
Aier Eye Hospital Group Co. Ltd., Class A	5,122	28,512
Air China Ltd., Class A *	1,000	1,452
Air China Ltd., Class H *	33,013	24,064
Airtac International Group	2,155	70,534
Alibaba Group Holding Ltd. *	210,941	2,587,301
A-Living Smart City Services Co. Ltd., 144A *	8,777	14,003
Aluminum Corp. of China Ltd., Class A *	18,200	14,041
Aluminum Corp. of China Ltd., Class H *	51,485	23,488
Anhui Conch Cement Co. Ltd., Class A	3,300	18,207
Anhui Conch Cement Co. Ltd., Class H	18,024	91,415
Anhui Gujing Distillery Co. Ltd., Class A	360	12,295
Anhui Gujing Distillery Co. Ltd., Class B	1,400	20,565
Anhui Kouzi Distillery Co. Ltd., Class A	900	7,121
Anjoy Foods Group Co. Ltd., Class A	200	3,938
ANTA Sports Products Ltd.	16,721	190,709
Apeloa Pharmaceutical Co. Ltd., Class A	800	2,486
Asymchem Laboratories Tianjin Co. Ltd., Class A	260	10,191
Autobio Diagnostics Co. Ltd., Class A *	650	4,137
Autohome, Inc., ADR	1,056	38,375
Avary Holding Shenzhen Co. Ltd., Class A	1,000	4,545
AVIC Electromechanical Systems Co. Ltd., Class A (b)	5,000	8,479
AVIC Industry-Finance Holdings Co. Ltd., Class A	2,300	1,158
AviChina Industry & Technology Co. Ltd., Class H	39,363	22,673
Baidu, Inc., ADR *	3,878	544,277
Bank of Beijing Co. Ltd., Class A	16,300	10,793
Bank of Chengdu Co. Ltd., Class A	2,955	6,768
Bank of China Ltd., Class A	35,100	16,773
Bank of China Ltd., Class H *	1,087,279	436,452
Bank of Communications Co. Ltd., Class A	32,100	23,610
Bank of Communications Co. Ltd., Class H	122,191	83,306
Bank of Hangzhou Co. Ltd., Class A	5,960	12,160
Bank of Jiangsu Co. Ltd., Class A	16,222	15,601
Bank of Nanjing Co. Ltd., Class A	8,400	13,590
Bank of Ningbo Co. Ltd., Class A	4,870	23,892

See Notes to Financial Statements.	48

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
China (Continued)
Bank of Shanghai Co. Ltd., Class A	12,540	$12,041
Baoshan Iron & Steel Co. Ltd., Class A	17,500	16,778
BBMG Corp., Class A	22,100	9,303
Beijing Capital International Airport Co. Ltd., Class H *	29,839	17,492
Beijing Dabeinong Technology Group Co. Ltd., Class A *	2,100	2,451
Beijing Kingsoft Office Software, Inc., Class A	328	10,068
Beijing New Building Materials PLC, Class A	1,770	7,663
Beijing Roborock Technology Co. Ltd., Class A	100	9,520
Beijing Shiji Information Technology Co. Ltd., Class A	280	861
Beijing Shunxin Agriculture Co. Ltd., Class A	800	2,801
Beijing Sinnet Technology Co. Ltd., Class A	1,800	2,634
Beijing Tiantan Biological Products Corp. Ltd., Class A	1,440	4,862
Beijing United Information Technology Co. Ltd., Class A	435	5,023
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A	435	8,301
Beijing Yuanliu Hongyuan Electronic Technology Co. Ltd., Class A *	200	3,784
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	41,910	30,575
Betta Pharmaceuticals Co. Ltd., Class A	600	4,215
BGI Genomics Co. Ltd., Class A	600	5,906
Bilibili, Inc., ADR *(a)	2,271	50,757
BOC International China Co. Ltd., Class A	2,100	3,784
BOE Technology Group Co. Ltd., Class A	32,200	18,281
BYD Co. Ltd., Class A	1,500	66,492
BYD Co. Ltd., Class H	11,546	411,979
BYD Electronic International Co. Ltd. (a)	10,333	22,938
By-health Co. Ltd., Class A	2,100	6,257
Caitong Securities Co. Ltd., Class A	9,204	9,913
CanSino Biologics, Inc., Class A *	117	3,062
CanSino Biologics, Inc., Class H, 144A *	1,191	11,998
CGN Power Co. Ltd., Class H, 144A	136,852	35,926
Changchun High & New Technology Industry Group, Inc., Class A *	360	8,946
Changjiang Securities Co. Ltd., Class A	1,400	1,193
Changzhou Xingyu Automotive Lighting Systems Co. Ltd., Class A	400	9,037
Chaozhou Three-Circle Group Co. Ltd., Class A	2,000	8,874
Chengxin Lithium Group Co. Ltd., Class A	1,200	8,834
China Baoan Group Co. Ltd., Class A	1,700	2,990
China Cinda Asset Management Co. Ltd., Class H	123,328	20,903
China CITIC Bank Corp. Ltd., Class H	122,202	59,176
China Coal Energy Co. Ltd., Class H *	28,001	25,692
China Communications Services Corp. Ltd., Class H	36,117	16,937

	Number of Shares	Value
China (Continued)
China Conch Venture Holdings Ltd.	23,847	$61,994
China Construction Bank Corp., Class A	10,400	9,316
China Construction Bank Corp., Class H	1,327,986	988,306
China CSSC Holdings Ltd., Class A	5,600	15,620
China Eastern Airlines Corp. Ltd., Class A *	14,800	10,686
China Energy Engineering Corp. Ltd. *	21,600	7,539
China Everbright Bank Co. Ltd., Class A	34,400	16,078
China Everbright Bank Co. Ltd., Class H	47,525	15,625
China Evergrande Group (b)	25,065	5,270
China Feihe Ltd., 144A	49,499	50,084
China Galaxy Securities Co. Ltd., Class H	54,319	29,973
China Greatwall Technology Group Co. Ltd., Class A	3,300	5,023
China Hongqiao Group Ltd. (a)	31,961	39,670
China Huarong Asset Management Co. Ltd., Class H, 144A *	85,265	3,803
China International Capital Corp. Ltd., Class A	1,000	5,767
China International Capital Corp. Ltd., Class H, 144A *	18,978	36,132
China Jushi Co. Ltd., Class A	4,572	11,191
China Lesso Group Holdings Ltd.	16,213	20,826
China Life Insurance Co. Ltd., Class A	2,400	8,934
China Life Insurance Co. Ltd., Class H	101,039	155,025
China Literature Ltd., 144A *	5,574	24,470
China Longyuan Power Group Corp. Ltd., Class H	46,562	100,040
China Medical System Holdings Ltd.	19,176	28,347
China Meidong Auto Holdings Ltd.	7,544	27,110
China Merchants Bank Co. Ltd., Class A	17,663	105,018
China Merchants Bank Co. Ltd., Class H	54,942	350,074
China Merchants Securities Co. Ltd., Class A	6,100	11,788
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	5,700	10,673
China Minsheng Banking Corp. Ltd., Class A	30,600	17,465
China Minsheng Banking Corp. Ltd., Class H (a)	79,748	30,894
China Molybdenum Co. Ltd., Class A	15,700	11,219
China Molybdenum Co. Ltd., Class H	53,789	26,390
China National Building Material Co. Ltd., Class H *	52,160	65,871
China National Chemical Engineering Co. Ltd., Class A	5,200	7,346
China National Nuclear Power Co. Ltd., Class A	11,400	12,398
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	3,000	15,653
China Oilfield Services Ltd., Class H	26,663	31,599
China Pacific Insurance Group Co. Ltd., Class A	4,500	14,325
China Pacific Insurance Group Co. Ltd., Class H	37,017	86,608
China Petroleum & Chemical Corp., Class A	26,500	17,705

See Notes to Financial Statements.	49

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
China (Continued)
China Petroleum & Chemical Corp., Class H	335,757	$162,162
China Railway Group Ltd., Class A	18,600	18,306
China Railway Group Ltd., Class H	62,557	43,287
China Resources Microelectronics Ltd., Class A	893	7,074
China Resources Mixc Lifestyle Services Ltd., 144A	8,282	40,844
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	200	1,315
China Shenhua Energy Co. Ltd., Class A	5,465	27,802
China Shenhua Energy Co. Ltd., Class H	44,128	147,614
China Southern Airlines Co. Ltd., Class A *	15,100	14,680
China Southern Airlines Co. Ltd., Class H *	18,291	10,093
China State Construction Engineering Corp. Ltd., Class A	38,500	31,778
China Suntien Green Energy Corp. Ltd., Class H *	25,267	14,747
China Three Gorges Renewables Group Co. Ltd., Class A	20,300	18,884
China Tourism Group Duty Free Corp. Ltd., Class A	1,600	42,352
China Tower Corp. Ltd., Class H, 144A	626,671	73,470
China United Network Communications Ltd., Class A	26,500	13,815
China Vanke Co. Ltd., Class A	9,000	24,012
China Vanke Co. Ltd., Class H	23,954	52,992
China Yangtze Power Co. Ltd., Class A	20,200	72,684
China Zhenhua Group Science & Technology Co. Ltd., Class A	600	10,723
China Zheshang Bank Co. Ltd., Class A	8,500	4,138
Chinasoft International Ltd. *	36,644	33,715
Chongqing Brewery Co. Ltd., Class A *	500	9,724
Chongqing Changan Automobile Co. Ltd., Class A	5,740	11,995
Chongqing Zhifei Biological Products Co. Ltd., Class A	1,252	16,370
CIFI Ever Sunshine Services Group Ltd.	9,706	11,256
CIFI Holdings Group Co. Ltd.	50,217	21,822
CITIC Ltd.	85,355	95,828
CITIC Securities Co. Ltd., Class A	9,810	29,082
CITIC Securities Co. Ltd., Class H (a)	27,961	60,503
CNGR Advanced Material Co. Ltd., Class A	600	9,462
Contemporary Amperex Technology Co. Ltd., Class A	1,918	117,226
COSCO SHIPPING Holdings Co. Ltd., Class A *	8,030	18,465
COSCO SHIPPING Holdings Co. Ltd., Class H *	42,070	74,520
Country Garden Holdings Co. Ltd. (a)	118,348	74,201
Country Garden Services Holdings Co. Ltd.	28,019	111,045
CRRC Corp. Ltd., Class A	20,700	15,691
CRRC Corp. Ltd., Class H	52,497	21,073

	Number of Shares	Value
China (Continued)
CSC Financial Co. Ltd., Class A	2,925	$9,828
CSPC Pharmaceutical Group Ltd.	129,792	138,935
Dali Foods Group Co. Ltd., 144A	25,907	13,074
Daqin Railway Co. Ltd., Class A	13,600	13,670
Daqo New Energy Corp., ADR *	817	39,951
DaShenLin Pharmaceutical Group Co. Ltd., Class A	800	3,937
DHC Software Co. Ltd., Class A	800	709
Dong-E-E-Jiao Co. Ltd., Class A	200	951
Dongfang Electric Corp. Ltd., Class A	4,580	9,592
Dongfeng Motor Group Co. Ltd., Class H	37,938	29,829
Dongxing Securities Co. Ltd., Class A	600	735
Dongyue Group Ltd.	21,734	27,613
East Money Information Co. Ltd., Class A	9,967	33,803
Ecovacs Robotics Co. Ltd., Class A	500	8,775
ENN Energy Holdings Ltd.	11,384	174,520
Eve Energy Co. Ltd., Class A *	1,967	23,699
Everbright Securities Co. Ltd., Class A	4,800	8,305
Fangda Carbon New Material Co. Ltd., Class A	3,834	4,055
Fiberhome Telecommunication Technologies Co. Ltd., Class A	1,300	2,754
First Capital Securities Co. Ltd., Class A	900	756
Flat Glass Group Co. Ltd., Class A	700	4,607
Flat Glass Group Co. Ltd., Class H *	6,761	28,131
Focus Media Information Technology Co. Ltd., Class A	11,720	11,271
Foshan Haitian Flavouring & Food Co. Ltd., Class A	3,793	43,547
Fosun International Ltd.	38,428	39,078
Founder Securities Co. Ltd., Class A	14,700	13,785
Foxconn Industrial Internet Co. Ltd., Class A	12,100	17,057
Fuyao Glass Industry Group Co. Ltd., Class A	2,100	12,627
Fuyao Glass Industry Group Co. Ltd., Class H, 144A	8,070	39,182
Ganfeng Lithium Co. Ltd., Class A	1,200	21,392
Ganfeng Lithium Co. Ltd., Class H, 144A (a)	3,582	46,012
GD Power Development Co. Ltd., Class A	21,800	11,756
GDS Holdings Ltd., ADR *(a)	1,239	34,680
Gemdale Corp., Class A	4,300	7,659
Genscript Biotech Corp. *	15,722	46,482
GF Securities Co. Ltd., Class A	6,300	16,138
GF Securities Co. Ltd., Class H *	15,263	20,150
Giant Network Group Co. Ltd., Class A	300	395
Gigadevice Semiconductor Beijing, Inc., Class A *	641	13,793
Ginlong Technologies Co. Ltd., Class A	450	11,392
GoerTek, Inc., Class A	2,100	12,813
Gotion High-tech Co. Ltd., Class A *	1,200	6,630
Great Wall Motor Co. Ltd., Class A	1,900	9,449
Great Wall Motor Co. Ltd., Class H	45,280	81,475
Gree Electric Appliances, Inc. of Zhuhai, Class A	1,400	6,747
Greenland Holdings Corp. Ltd., Class A	12,781	7,352

See Notes to Financial Statements.	50

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
China (Continued)
Greentown China Holdings Ltd.	14,011	$24,283
Greentown Service Group Co. Ltd.	21,052	21,220
Guangdong Haid Group Co. Ltd., Class A	1,885	16,909
Guangdong Kinlong Hardware Products Co. Ltd., Class A	400	5,030
Guanghui Energy Co. Ltd., Class A *	8,300	13,117
Guangzhou Automobile Group Co. Ltd., Class A	4,800	10,771
Guangzhou Automobile Group Co. Ltd., Class H	41,151	38,963
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	2,300	10,664
Guangzhou Haige Communications Group, Inc. Co., Class A	600	842
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	500	5,672
Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	600	6,303
Guangzhou Tinci Materials Technology Co. Ltd., Class A	1,940	11,058
Guolian Securities Co. Ltd., Class A	1,900	2,929
Guosen Securities Co. Ltd., Class A	6,400	8,753
Guotai Junan Securities Co. Ltd., Class A	6,100	13,241
Guoyuan Securities Co. Ltd., Class A	6,630	5,731
Haidilao International Holding Ltd., 144A (a)	14,414	28,655
Haier Smart Home Co. Ltd., Class A	6,200	23,581
Haier Smart Home Co. Ltd., Class H	31,101	110,775
Haitian International Holdings Ltd.	10,436	26,798
Haitong Securities Co. Ltd., Class A	7,800	10,668
Haitong Securities Co. Ltd., Class H	41,412	29,342
Hangzhou First Applied Material Co. Ltd., Class A	1,540	18,303
Hangzhou Robam Appliances Co. Ltd., Class A *	200	917
Hangzhou Silan Microelectronics Co. Ltd., Class A	1,300	8,783
Hangzhou Tigermed Consulting Co. Ltd., Class A	600	7,723
Hangzhou Tigermed Consulting Co. Ltd., Class H, 144A	1,639	15,811
Hansoh Pharmaceutical Group Co. Ltd., 144A	17,999	32,433
Henan Shuanghui Investment & Development Co. Ltd., Class A	2,308	9,798
Hengan International Group Co. Ltd.	9,202	45,675
Hengli Petrochemical Co. Ltd., Class A *	6,210	21,936
Hengyi Petrochemical Co. Ltd., Class A	7,241	11,574
Hesteel Co. Ltd., Class A	2,700	951
Hithink RoyalFlush Information Network Co. Ltd., Class A	500	6,391
Hongfa Technology Co. Ltd., Class A *	500	3,971
Hua Hong Semiconductor Ltd., 144A *	6,886	26,106
Huadian Power International Corp. Ltd., Class A	2,000	1,180
Huadong Medicine Co. Ltd., Class A	1,900	11,035
Huafon Chemical Co. Ltd., Class A	2,500	3,093

	Number of Shares	Value
China (Continued)
Hualan Biological Engineering, Inc., Class A	2,573	$7,208
Huaneng Power International, Inc., Class A	1,200	1,328
Huaneng Power International, Inc., Class H (a)	56,884	28,923
Huatai Securities Co. Ltd., Class A	9,300	18,557
Huatai Securities Co. Ltd., Class H, 144A	22,891	32,030
Huaxia Bank Co. Ltd., Class A	14,100	11,237
Huaxin Cement Co. Ltd., Class A	1,500	4,456
Huayu Automotive Systems Co. Ltd., Class A	2,800	9,249
Huazhu Group Ltd., ADR	2,433	79,073
Hubei Xingfa Chemicals Group Co. Ltd., Class A	1,000	5,630
Huizhou Desay Sv Automotive Co. Ltd., Class A	400	7,601
Humanwell Healthcare Group Co. Ltd., Class A	1,500	3,757
Hunan Valin Steel Co. Ltd., Class A *	4,600	3,694
Hundsun Technologies, Inc., Class A	2,223	13,354
Hygeia Healthcare Holdings Co. Ltd., 144A (a)	4,662	25,873
Iflytek Co. Ltd., Class A	2,050	11,166
Imeik Technology Development Co. Ltd., Class A	200	16,206
Industrial & Commercial Bank of China Ltd., Class A	48,600	33,926
Industrial & Commercial Bank of China Ltd., Class H	781,256	468,921
Industrial Bank Co. Ltd., Class A	18,500	54,457
Industrial Securities Co. Ltd., Class A	11,000	10,200
Ingenic Semiconductor Co. Ltd., Class A	600	8,359
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A *	49,800	14,995
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	9,600	6,227
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	5,300	30,170
Inner Mongolia Yitai Coal Co. Ltd., Class B	15,100	25,142
Innovent Biologics, Inc., 144A *	16,121	50,024
Inspur Electronic Information Industry Co. Ltd., Class A	1,585	5,853
Intco Medical Technology Co. Ltd., Class A *	450	1,854
iQIYI, Inc., ADR *	3,889	15,945
JA Solar Technology Co. Ltd., Class A	1,400	19,630
Jafron Biomedical Co. Ltd., Class A *	950	6,263
Jason Furniture Hangzhou Co. Ltd., Class A	900	8,622
JCET Group Co. Ltd., Class A	1,800	6,525
JD Health International, Inc., 144A *(a)	15,507	98,707
JD.com, Inc., Class A	27,881	802,975
Jiangsu Eastern Shenghong Co. Ltd., Class A	2,400	5,619
Jiangsu Expressway Co. Ltd., Class H	21,084	21,790

See Notes to Financial Statements.	51

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
China (Continued)
Jiangsu Hengli Hydraulic Co. Ltd., Class A	1,332	$10,639
Jiangsu Hengrui Medicine Co. Ltd., Class A	5,878	26,698
Jiangsu King’s Luck Brewery JSC Ltd., Class A	1,540	10,610
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	1,200	29,661
Jiangsu Yoke Technology Co. Ltd., Class A	500	3,663
Jiangsu Zhongtian Technology Co. Ltd., Class A *	3,000	8,247
Jiangxi Copper Co. Ltd., Class A	500	1,357
Jiangxi Copper Co. Ltd., Class H	17,014	27,666
Jiangxi Zhengbang Technology Co. Ltd., Class A	2,800	2,609
Jinke Properties Group Co. Ltd., Class A	1,400	659
Jinxin Fertility Group Ltd., 144A *	20,387	16,004
JiuGui Liquor Co. Ltd., Class A	300	7,055
Jiumaojiu International Holdings Ltd., 144A (a)	10,587	24,797
Joincare Pharmaceutical Group Industry Co. Ltd., Class A	2,500	4,453
Joinn Laboratories China Co. Ltd., Class A	200	3,189
Jointown Pharmaceutical Group Co. Ltd., Class A	500	888
Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd., Class A *	980	3,839
Juewei Food Co. Ltd., Class A *	1,200	9,290
Kangmei Pharmaceutical Co. Ltd., Class A *	606	232
Kanzhun Ltd., ADR *	1,079	21,817
KE Holdings, Inc., ADR *	4,225	56,615
Kingdee International Software Group Co. Ltd. *	35,075	69,192
Kingfa Sci & Tech Co. Ltd., Class A *	1,700	2,277
Kingsoft Corp. Ltd.	13,299	44,657
Kuaishou Technology, 144A *	24,269	235,045
Kuang-Chi Technologies Co. Ltd., Class A *	1,600	3,746
Kunlun Tech Co. Ltd., Class A	1,800	3,980
Kweichow Moutai Co. Ltd., Class A	1,000	270,246
LB Group Co. Ltd., Class A	2,300	6,543
Lenovo Group Ltd.	105,444	104,004
Lens Technology Co. Ltd., Class A	3,700	5,848
Lepu Medical Technology Beijing Co. Ltd., Class A	3,020	8,003
Li Auto, Inc., ADR *	7,571	189,805
Li Ning Co. Ltd.	32,801	255,814
Lingyi iTech Guangdong Co., Class A *	6,890	4,923
Logan Group Co. Ltd. (b)	20,021	5,562
Longfor Group Holdings Ltd., 144A	25,841	128,922
LONGi Green Energy Technology Co. Ltd., Class A	4,610	54,694
Lufax Holding Ltd., ADR	11,670	73,404
Luxshare Precision Industry Co. Ltd., Class A	6,570	33,276
Luzhou Laojiao Co. Ltd., Class A	1,200	38,613

	Number of Shares	Value
China (Continued)
Mango Excellent Media Co. Ltd., Class A	1,803	$9,780
Maxscend Microelectronics Co. Ltd., Class A *	280	8,137
Meinian Onehealth Healthcare Holdings Co. Ltd., Class A *	3,708	2,844
Meituan, Class B, 144A *	56,968	1,357,556
Metallurgical Corp. of China Ltd., Class A	21,700	11,475
Microport Scientific Corp. (a)	9,089	17,999
Ming Yang Smart Energy Group Ltd., Class A	1,200	4,575
Ming Yuan Cloud Group Holdings Ltd. *	11,256	13,899
Minth Group Ltd.	10,071	26,117
Montage Technology Co. Ltd., Class A	489	4,707
Muyuan Foods Co. Ltd., Class A	4,964	38,058
Nanjing Securities Co. Ltd., Class A	4,000	4,554
NARI Technology Co. Ltd., Class A	4,420	22,678
National Silicon Industry Group Co. Ltd., Class A *	1,239	4,154
NAURA Technology Group Co. Ltd., Class A	537	21,720
NavInfo Co. Ltd., Class A *	2,200	4,334
NetEase, Inc.	28,718	622,872
New China Life Insurance Co. Ltd., Class A	2,100	8,871
New China Life Insurance Co. Ltd., Class H	11,730	30,718
New Hope Liuhe Co. Ltd., Class A *	4,300	9,198
New Oriental Education & Technology Group, Inc., ADR *	2,183	28,510
Ninestar Corp., Class A	1,200	7,890
Ningbo Joyson Electronic Corp., Class A	1,500	2,732
Ningbo Shanshan Co. Ltd., Class A	2,000	6,837
Ningbo Tuopu Group Co. Ltd., Class A *	900	7,887
Ningxia Baofeng Energy Group Co. Ltd., Class A	6,000	13,985
NIO, Inc., ADR *(a)	18,647	324,271
Nongfu Spring Co. Ltd., Class H, 144A	25,106	140,132
Offshore Oil Engineering Co. Ltd., Class A	14,000	9,354
OFILM Group Co. Ltd., Class A *	4,100	3,519
Oppein Home Group, Inc., Class A	460	8,241
Orient Securities Co. Ltd., Class A	9,088	12,715
Ovctek China, Inc., Class A	900	6,204
Pangang Group Vanadium Titanium & Resources Co. Ltd., Class A *	6,600	3,312
People’s Insurance Co. Group of China Ltd., Class A	6,700	4,697
People’s Insurance Co. Group of China Ltd., Class H	116,022	36,519
Perfect World Co. Ltd., Class A	2,250	4,581
PetroChina Co. Ltd., Class A	13,632	11,558
PetroChina Co. Ltd., Class H	293,334	157,373
Pharmaron Beijing Co. Ltd., Class A	700	12,507
Pharmaron Beijing Co. Ltd., Class H, 144A	1,757	21,192
PICC Property & Casualty Co. Ltd., Class H	94,180	91,453
Pinduoduo, Inc., ADR *	6,126	308,444
Ping An Bank Co. Ltd., Class A *	17,700	37,545

See Notes to Financial Statements.	52

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
China (Continued)
Ping An Healthcare and Technology Co. Ltd., 144A *(a)	6,760	$18,177
Ping An Insurance Group Co. of China Ltd., Class A	9,400	62,240
Ping An Insurance Group Co. of China Ltd., Class H	86,438	554,062
Poly Developments and Holdings Group Co. Ltd., Class A	9,900	23,002
Pop Mart International Group Ltd., 144A *	7,768	29,945
Postal Savings Bank of China Co. Ltd., Class A	23,800	18,718
Postal Savings Bank of China Co. Ltd., Class H, 144A (a)	113,941	84,651
Power Construction Corp. of China Ltd., Class A	12,201	14,275
Raytron Technology Co. Ltd., Class A	344	2,019
RLX Technology, Inc., ADR *	8,690	17,206
Rongsheng Petrochemical Co. Ltd., Class A	8,875	21,245
SAIC Motor Corp. Ltd., Class A	7,300	18,798
Sailun Group Co. Ltd., Class A	2,700	4,538
Sangfor Technologies, Inc., Class A	375	5,298
Sany Heavy Equipment International Holdings Co. Ltd. *	15,595	15,700
Sany Heavy Industry Co. Ltd., Class A	6,000	15,235
Satellite Chemical Co. Ltd., Class A	2,000	11,792
SDIC Capital Co. Ltd., Class A	10,032	9,242
SDIC Power Holdings Co. Ltd., Class A	5,900	9,139
Seazen Group Ltd. *	26,318	11,168
Seazen Holdings Co. Ltd., Class A	2,200	7,995
SF Holding Co. Ltd., Class A *	3,469	26,970
SG Micro Corp., Class A	300	12,917
Shaanxi Coal Industry Co. Ltd., Class A	7,100	20,176
Shandong Buchang Pharmaceuticals Co. Ltd., Class A	338	986
Shandong Gold Mining Co. Ltd., Class A	4,136	11,394
Shandong Gold Mining Co. Ltd., Class H, 144A	12,383	22,029
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A *	1,560	6,973
Shandong Linglong Tyre Co. Ltd., Class A	1,400	4,467
Shandong Nanshan Aluminum Co. Ltd., Class A	6,800	3,616
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	36,427	40,432
Shanghai Bairun Investment Holding Group Co. Ltd., Class A	700	3,720
Shanghai Baosight Software Co. Ltd., Class A	1,300	10,162
Shanghai Baosight Software Co. Ltd., Class B	5,500	21,505
Shanghai Electric Group Co. Ltd., Class A	20,000	12,194
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	1,700	11,154
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	7,007	29,511

	Number of Shares	Value
China (Continued)
Shanghai International Airport Co. Ltd., Class A *	900	$6,796
Shanghai International Port Group Co. Ltd., Class A	11,400	10,673
Shanghai Jahwa United Co. Ltd., Class A	700	3,633
Shanghai Jinjiang International Hotels Co. Ltd., Class A	1,100	8,900
Shanghai Junshi Biosciences Co. Ltd., Class A *	514	6,505
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B *	22,159	20,608
Shanghai M&G Stationery, Inc., Class A	1,475	11,441
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	500	1,348
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	13,250	21,579
Shanghai Pudong Development Bank Co. Ltd., Class A	28,800	34,255
Shanghai Putailai New Energy Technology Co. Ltd., Class A *	800	15,412
Shanghai RAAS Blood Products Co. Ltd., Class A	5,600	4,723
Shanxi Coking Coal Energy Group Co. Ltd., Class A	3,640	7,781
Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	700	1,670
Shanxi Meijin Energy Co. Ltd., Class A *	4,700	8,153
Shanxi Securities Co. Ltd., Class A	4,050	3,143
Shanxi Taigang Stainless Steel Co. Ltd., Class A	5,900	5,109
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	980	40,004
Shenghe Resources Holding Co. Ltd., Class A	1,600	4,235
Shengyi Technology Co. Ltd., Class A	2,455	5,972
Shennan Circuits Co. Ltd., Class A	658	9,079
Shenwan Hongyuan Group Co. Ltd., Class A	21,000	12,741
Shenzhen Capchem Technology Co. Ltd., Class A	540	3,252
Shenzhen Energy Group Co. Ltd., Class A	6,260	5,927
Shenzhen Goodix Technology Co. Ltd., Class A	565	4,886
Shenzhen Inovance Technology Co. Ltd., Class A	2,664	24,435
Shenzhen Kangtai Biological Products Co. Ltd., Class A	470	4,386
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	936	42,415
Shenzhen New Industries Biomedical Engineering Co. Ltd., Class A *	1,100	6,692
Shenzhen Overseas Chinese Town Co. Ltd., Class A	12,200	10,472
Shenzhen Salubris Pharmaceuticals Co. Ltd., Class A	200	772
Shenzhen SC New Energy Technology Corp., Class A	300	3,186

See Notes to Financial Statements.	53

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
China (Continued)
Shenzhen Senior Technology Material Co. Ltd., Class A	2,200	$7,906
Shenzhen Transsion Holdings Co. Ltd., Class A	994	13,096
Shenzhou International Group Holdings Ltd.	11,441	158,190
Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A	1,700	5,554
Shimao Services Holdings Ltd., 144A *(b)	7,734	4,139
Sichuan Chuantou Energy Co. Ltd., Class A	6,100	11,002
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	400	1,067
Sichuan Swellfun Co. Ltd., Class A	500	5,654
Silergy Corp.	1,164	121,914
Sinolink Securities Co. Ltd., Class A	800	984
Sinoma Science & Technology Co. Ltd., Class A *	1,000	3,378
Sinopec Shanghai Petrochemical Co. Ltd., Class A	1,200	604
Sinopharm Group Co. Ltd., Class H	18,581	46,078
Sinotruk Hong Kong Ltd.	11,872	16,854
Skshu Paint Co. Ltd., Class A	420	5,864
Smoore International Holdings Ltd., 144A (a)	24,869	61,101
Songcheng Performance Development Co. Ltd., Class A	2,520	4,824
SooChow Securities Co. Ltd., Class A	1,352	1,310
StarPower Semiconductor Ltd., Class A	200	11,415
Sunac China Holdings Ltd. (b)	40,216	23,472
Sungrow Power Supply Co. Ltd., Class A *	1,140	13,655
Sunny Optical Technology Group Co. Ltd.	10,049	158,536
Sunwoda Electronic Co. Ltd., Class A	1,800	7,208
Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	2,500	7,044
Suzhou Maxwell Technologies Co. Ltd., Class A	160	9,036
Suzhou TA&A Ultra Clean Technology Co. Ltd., Class A	800	7,226
TAL Education Group, ADR *	5,676	23,272
TBEA Co. Ltd., Class A	3,300	11,123
TCL Technology Group Corp., Class A *	12,800	8,705
Tencent Holdings Ltd.	86,637	4,001,077
Tencent Music Entertainment Group, ADR *	9,225	38,561
Thunder Software Technology Co. Ltd., Class A	400	6,585
Tianjin Zhonghuan Semiconductor Co. Ltd., Class A	3,236	21,135
Tianma Microelectronics Co. Ltd., Class A	1,000	1,414
Tianshan Aluminum Group Co. Ltd., Class A	6,100	6,561
Tingyi Cayman Islands Holding Corp.	29,371	52,026
Tongcheng Travel Holdings Ltd. *	13,200	25,333
Tongkun Group Co. Ltd., Class A	2,000	5,129

	Number of Shares	Value
China (Continued)
Tongling Nonferrous Metals Group Co. Ltd., Class A	2,600	$1,258
Tongwei Co. Ltd., Class A	4,300	29,109
Topchoice Medical Corp., Class A *	255	5,345
Topsports International Holdings Ltd., 144A	21,830	16,191
TravelSky Technology Ltd., Class H	12,968	21,087
Trina Solar Co. Ltd., Class A	2,056	19,773
Trip.com Group Ltd., ADR *	7,154	157,817
Tsingtao Brewery Co. Ltd., Class A	1,000	13,894
Tsingtao Brewery Co. Ltd., Class H	6,961	60,143
Unigroup Guoxin Microelectronics Co. Ltd., Class A *	664	17,646
Uni-President China Holdings Ltd.	22,189	17,927
Unisplendour Corp. Ltd., Class A	2,954	7,877
Vipshop Holdings Ltd., ADR *	6,374	59,278
Walvax Biotechnology Co. Ltd., Class A	1,300	9,042
Wanhua Chemical Group Co. Ltd., Class A	2,899	36,531
Want Want China Holdings Ltd.	64,011	63,708
Weibo Corp., ADR *	856	18,832
Weichai Power Co. Ltd., Class A	5,900	10,703
Weichai Power Co. Ltd., Class H	27,216	42,313
Wens Foodstuffs Group Co. Ltd., Class A	7,120	19,273
Western Securities Co. Ltd., Class A	900	833
Westone Information Industry, Inc., Class A	1,400	7,525
Will Semiconductor Co. Ltd., Class A	586	14,397
Wingtech Technology Co. Ltd., Class A	1,035	9,867
Winning Health Technology Group Co. Ltd., Class A	2,470	3,123
Wuchan Zhongda Group Co. Ltd., Class A	4,500	3,418
Wuhan Guide Infrared Co. Ltd., Class A	3,665	6,385
Wuliangye Yibin Co. Ltd., Class A	3,400	87,298
WUS Printed Circuit Kunshan Co. Ltd., Class A	2,200	5,184
WuXi AppTec Co. Ltd., Class A	1,957	27,941
WuXi AppTec Co. Ltd., Class H, 144A	4,973	61,377
Wuxi Biologics Cayman, Inc., 144A *	49,659	367,038
Wuxi Lead Intelligent Equipment Co. Ltd., Class A	1,100	7,999
Wuxi Shangji Automation Co. Ltd., Class A	200	4,486
XCMG Construction Machinery Co. Ltd., Class A	8,400	6,657
Xiamen C & D, Inc., Class A	700	1,398
Xiaomi Corp., Class B, 144A *	211,052	326,508
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	5,333	9,874
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	9,121	14,948
Xinyi Solar Holdings Ltd.	68,345	121,758
XPeng, Inc., ADR *	5,525	129,838
Xtep International Holdings Ltd.	18,063	26,011
Yadea Group Holdings Ltd., 144A (a)	18,214	29,571
Yankuang Energy Group Co. Ltd., Class A	2,200	12,734
Yankuang Energy Group Co. Ltd., Class H	21,056	69,228

See Notes to Financial Statements.	54

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
China (Continued)
Yantai Jereh Oilfield Services Group Co. Ltd., Class A	1,100	$6,657
Yealink Network Technology Corp. Ltd., Class A	900	9,969
Yifeng Pharmacy Chain Co. Ltd., Class A	1,430	9,950
Yihai International Holding Ltd. *	6,978	21,653
Yihai Kerry Arawana Holdings Co. Ltd., Class A *	900	6,118
Yonghui Superstores Co. Ltd., Class A	7,800	5,130
Yonyou Network Technology Co. Ltd., Class A	2,697	7,822
YTO Express Group Co. Ltd., Class A	2,500	7,629
Yum China Holdings, Inc.	6,040	274,578
Yunda Holding Co. Ltd., Class A	3,160	8,596
Yunnan Aluminium Co. Ltd., Class A *	3,800	6,575
Yunnan Baiyao Group Co. Ltd., Class A	1,400	11,828
Yunnan Energy New Material Co. Ltd., Class A	760	24,792
Zai Lab Ltd., ADR *	1,079	31,399
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	500	23,197
Zhaojin Mining Industry Co. Ltd., Class H	14,135	12,303
Zhejiang Century Huatong Group Co. Ltd., Class A *	8,280	5,755
Zhejiang Chint Electrics Co. Ltd., Class A	2,300	12,634
Zhejiang Dahua Technology Co. Ltd., Class A *	4,500	10,900
Zhejiang Expressway Co. Ltd., Class H *	15,077	13,315
Zhejiang Huayou Cobalt Co. Ltd., Class A *	1,252	17,720
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	1,100	9,116
Zhejiang Jiuzhou Pharmaceutical Co. Ltd., Class A	1,000	7,128
Zhejiang Juhua Co. Ltd., Class A	2,100	3,674
Zhejiang Longsheng Group Co. Ltd., Class A	5,300	8,471
Zhejiang NHU Co. Ltd., Class A	3,952	12,278
Zhejiang Supor Co. Ltd., Class A	945	7,976
Zhejiang Yongtai Technology Co. Ltd., Class A	1,000	3,962
Zheshang Securities Co. Ltd., Class A	2,100	3,039
ZhongAn Online P&C Insurance Co. Ltd., Class H, 144A *	7,264	24,345
Zhongji Innolight Co. Ltd., Class A	700	3,370
Zhongsheng Group Holdings Ltd.	8,110	57,565
Zhongtai Securities Co. Ltd., Class A	4,000	4,362
Zhuzhou CRRC Times Electric Co. Ltd.	7,304	31,274
Zhuzhou Kibing Group Co. Ltd., Class A	1,800	2,969
Zijin Mining Group Co. Ltd., Class A	16,400	24,715
Zijin Mining Group Co. Ltd., Class H	79,605	108,139
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	6,976	6,197
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	20,215	12,468
ZTE Corp., Class A	2,900	10,570
ZTE Corp., Class H	11,615	25,577

	Number of Shares	Value
China (Continued)
ZTO Express Cayman, Inc., ADR	6,083	$163,876

(Cost $26,934,049)		28,198,049

Colombia — 0.1%
Bancolombia SA	3,171	38,119
Ecopetrol SA	63,229	52,328
Interconexion Electrica SA ESP	6,327	39,909

(Cost $87,313)		130,356

Cyprus — 0.0%
TCS Group Holding PLC, GDR *(b) (Cost $93,983)	1,702	0

Czech Republic — 0.1%
CEZ AS	2,314	112,674
Komercni Banka AS (a)	637	19,811
Moneta Money Bank AS, 144A	3,601	11,981

(Cost $84,392)		144,466

Egypt — 0.1%
Commercial International Bank Egypt SAE	23,358	51,725
Eastern Co. SAE	17,485	9,962
Fawry for Banking & Payment Technology Services SAE *	6,535	1,440

(Cost $85,929)		63,127

Greece — 0.3%
Alpha Services and Holdings SA *	30,730	32,495
Eurobank Ergasias Services and Holdings SA *	33,677	37,691
FF Group *(b)	1,458	0
Hellenic Telecommunications Organization SA	2,805	53,270
JUMBO SA	1,502	24,913
Mytilineos SA	1,339	23,862
National Bank of Greece SA *	7,174	27,287
OPAP SA	2,331	34,759
Public Power Corp. SA *	2,935	19,283

(Cost $238,026)		253,560

Hong Kong — 2.1%
Alibaba Health Information Technology Ltd. *	56,763	28,934
Alibaba Pictures Group Ltd. *	170,902	15,027
Beijing Enterprises Holdings Ltd.	8,264	28,961
Beijing Enterprises Water Group Ltd.	74,063	24,539
Bosideng International Holdings Ltd. (a)	54,748	29,093
Brilliance China Automotive Holdings Ltd. *(b)	44,597	41,487
China Everbright Environment Group Ltd.	48,785	29,344
China Gas Holdings Ltd.	43,521	64,889
China Jinmao Holdings Group Ltd.	82,729	22,350
China Mengniu Dairy Co. Ltd. *	43,749	224,677
China Merchants Port Holdings Co. Ltd.	19,509	36,993
China Overseas Land & Investment Ltd.	54,223	157,545
China Overseas Property Holdings Ltd.	19,758	22,988
China Power International Development Ltd.	75,394	38,335

See Notes to Financial Statements.	55

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
Hong Kong (Continued)
China Resources Beer Holdings Co. Ltd.	20,832	$130,346
China Resources Cement Holdings Ltd.	35,981	28,474
China Resources Gas Group Ltd.	12,820	53,667
China Resources Land Ltd.	44,984	200,637
China Resources Power Holdings Co. Ltd.	27,597	56,831
China Ruyi Holdings Ltd. *(a)	38,766	11,066
China State Construction International Holdings Ltd.	26,812	31,537
China Taiping Insurance Holdings Co. Ltd.	22,489	25,850
China Traditional Chinese Medicine Holdings Co. Ltd.	43,599	23,002
COSCO SHIPPING Ports Ltd.	28,442	21,421
Far East Horizon Ltd.	29,621	26,272
Geely Automobile Holdings Ltd. *	82,068	156,874
Guangdong Investment Ltd.	42,955	54,192
Hopson Development Holdings Ltd. (a)	10,160	16,547
HUTCHMED China Ltd., ADR *	1,201	12,634
Kingboard Holdings Ltd.	9,511	45,572
Kingboard Laminates Holdings Ltd.	14,898	25,022
Kunlun Energy Co. Ltd.	52,449	45,182
Nine Dragons Paper Holdings Ltd.	26,964	24,225
Orient Overseas International Ltd.	1,831	56,233
Shenzhen International Holdings Ltd.	21,204	20,428
Shimao Group Holdings Ltd. (a)(b)	18,475	10,406
Sino Biopharmaceutical Ltd.	139,500	78,397
Vinda International Holdings Ltd.	5,927	14,849
Wharf Holdings Ltd.	18,628	62,313
Yuexiu Property Co. Ltd.	22,084	24,006

(Cost $1,835,026)		2,021,145

Hungary — 0.2%
MOL Hungarian Oil & Gas PLC	5,675	40,813
OTP Bank Nyrt	3,291	78,519
Richter Gedeon Nyrt	1,975	38,662

(Cost $168,513)		157,994

India — 12.7%
ACC Ltd.	1,163	32,932
Adani Enterprises Ltd.	3,830	106,931
Adani Green Energy Ltd. *	4,322	105,158
Adani Ports & Special Economic Zone Ltd.	7,198	68,595
Adani Power Ltd. *	10,666	44,409
Adani Total Gas Ltd.	3,804	117,492
Adani Transmission Ltd. *	3,788	100,267
Ambuja Cements Ltd.	9,574	45,554
Apollo Hospitals Enterprise Ltd.	1,460	74,833
Asian Paints Ltd.	5,429	199,971
AU Small Finance Bank Ltd., 144A *	989	15,941
Aurobindo Pharma Ltd.	3,858	26,377
Avenue Supermarts Ltd., 144A *	2,376	121,585
Axis Bank Ltd. *	30,642	270,439
Bajaj Auto Ltd.	940	46,786
Bajaj Finance Ltd.	3,696	289,551
Bajaj Finserv Ltd.	568	94,627
Balkrishna Industries Ltd.	955	28,771
Bandhan Bank Ltd., 144A	9,111	38,252

	Number of Shares	Value
India (Continued)
Berger Paints India Ltd.	3,075	$24,355
Bharat Electronics Ltd.	16,532	49,988
Bharat Forge Ltd.	3,190	28,964
Bharat Petroleum Corp. Ltd.	12,136	50,991
Bharti Airtel Ltd. *	30,128	271,724
Biocon Ltd. *	5,732	24,667
Britannia Industries Ltd. *	1,492	70,103
Cholamandalam Investment and Finance Co. Ltd.	5,553	48,609
Cipla Ltd.	6,786	86,791
Coal India Ltd.	21,207	52,692
Colgate-Palmolive India Ltd.	1,843	38,628
Container Corp. Of India Ltd.	3,807	31,896
Dabur India Ltd.	8,487	56,736
Divi’s Laboratories Ltd.	1,923	88,954
DLF Ltd.	8,757	38,976
Dr. Reddy’s Laboratories Ltd.	1,596	89,829
Eicher Motors Ltd.	1,976	70,776
GAIL India Ltd.	40,698	77,164
Godrej Consumer Products Ltd. *	5,089	50,273
Godrej Properties Ltd. *	1,931	34,809
Grasim Industries Ltd.	3,584	65,950
Havells India Ltd.	3,412	52,817
HCL Technologies Ltd.	15,593	209,031
HDFC Life Insurance Co. Ltd., 144A	13,016	100,416
Hero MotoCorp Ltd.	1,612	57,596
Hindalco Industries Ltd.	18,193	99,019
Hindustan Petroleum Corp. Ltd.	8,217	24,110
Hindustan Unilever Ltd.	11,323	343,214
Housing Development Finance Corp. Ltd.	23,793	706,944
ICICI Bank Ltd.	70,681	685,404
ICICI Lombard General Insurance Co. Ltd., 144A	3,089	50,366
ICICI Prudential Life Insurance Co. Ltd., 144A	4,903	32,941
Indian Oil Corp. Ltd.	24,250	36,233
Indian Railway Catering & Tourism Corp. Ltd.	3,782	33,742
Indraprastha Gas Ltd.	4,455	21,702
Indus Towers Ltd.	9,244	24,028
Info Edge India Ltd.	1,063	57,019
Infosys Ltd.	46,495	900,480
InterGlobe Aviation Ltd., 144A *	1,488	35,238
ITC Ltd.	41,276	143,893
Jindal Steel & Power Ltd.	5,260	25,600
JSW Steel Ltd.	9,630	68,377
Jubilant Foodworks Ltd.	6,057	42,984
Kotak Mahindra Bank Ltd.	7,907	188,096
Larsen & Toubro Infotech Ltd., 144A	762	41,750
Larsen & Toubro Ltd.	9,555	203,626
Lupin Ltd.	2,205	17,569
Mahindra & Mahindra Ltd.	11,574	154,201
Marico Ltd.	7,086	48,707
Maruti Suzuki India Ltd.	1,619	166,128
Mindtree Ltd.	1,008	39,570
Motherson Sumi Systems Ltd.	17,988	30,283
Mphasis Ltd.	1,070	35,745

See Notes to Financial Statements.	56

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
India (Continued)
MRF Ltd.	27	$27,005
Muthoot Finance Ltd.	1,907	28,078
Nestle India Ltd.	467	106,418
NTPC Ltd.	51,413	103,308
Oil & Natural Gas Corp. Ltd.	37,406	72,874
Page Industries Ltd.	90	52,391
Petronet LNG Ltd.	11,375	33,245
PI Industries Ltd.	1,274	45,264
Pidilite Industries Ltd.	1,917	55,444
Piramal Enterprises Ltd.	1,619	39,517
Power Grid Corp. of India Ltd.	43,277	129,826
Reliance Industries Ltd.	42,107	1,427,851
SBI Cards & Payment Services Ltd.	3,097	31,115
SBI Life Insurance Co. Ltd., 144A	6,262	94,705
Shree Cement Ltd.	152	43,300
Shriram Transport Finance Co. Ltd.	2,834	42,935
Siemens Ltd.	1,029	32,260
SRF Ltd.	2,059	65,349
State Bank of India	25,016	150,831
Sun Pharmaceutical Industries Ltd.	12,939	143,429
Tata Consultancy Services Ltd.	12,656	548,445
Tata Consumer Products Ltd.	7,157	70,039
Tata Elxsi Ltd.	473	51,062
Tata Motors Ltd. *	23,939	136,768
Tata Power Co. Ltd.	19,179	58,091
Tata Steel Ltd.	10,222	138,992
Tech Mahindra Ltd.	7,930	120,554
Titan Co. Ltd.	5,090	145,286
Torrent Pharmaceuticals Ltd.	785	28,641
Trent Ltd.	2,775	40,178
UltraTech Cement Ltd.	1,434	112,350
United Spirits Ltd. *	4,041	42,130
UPL Ltd.	7,243	72,732
Vedanta Ltd.	9,892	40,887
Wipro Ltd.	19,369	119,266
Yes Bank Ltd. *	173,430	29,375
Zomato Ltd. *	19,945	19,178

(Cost $9,297,442)		12,357,294

Indonesia — 1.9%
Aneka Tambang Tbk *	116,591	20,070
PT Adaro Energy Indonesia Tbk	183,279	41,103
PT Adaro Minerals Indonesia Tbk *	113,581	17,371
PT Astra International Tbk	292,980	147,685
PT Bank Central Asia Tbk	743,577	395,221
PT Bank Jago Tbk *	57,076	36,698
PT Bank Mandiri Persero Tbk	265,745	154,916
PT Bank Negara Indonesia Persero Tbk	98,975	62,279
PT Bank Rakyat Indonesia Persero Tbk	958,167	304,253
PT Barito Pacific Tbk	433,673	24,835
PT Charoen Pokphand Indonesia Tbk	105,749	39,164
PT Gudang Garam Tbk	7,668	16,565
PT Indah Kiat Pulp & Paper Tbk	36,896	20,876
PT Indofood CBP Sukses Makmur Tbk	33,615	19,769
PT Indofood Sukses Makmur Tbk	55,792	25,254
PT Kalbe Farma Tbk	267,573	30,738
PT Merdeka Copper Gold Tbk *	162,709	60,816

	Number of Shares	Value
Indonesia (Continued)
PT Sarana Menara Nusantara Tbk	309,558	$21,230
PT Semen Indonesia Persero Tbk	48,644	24,354
PT Sumber Alfaria Trijaya Tbk *	225,426	28,138
PT Telkom Indonesia Persero Tbk	694,414	205,262
PT Tower Bersama Infrastructure Tbk *	106,937	21,635
PT Unilever Indonesia Tbk	107,163	34,763
PT United Tractors Tbk	24,136	51,811
PT Vale Indonesia Tbk *	32,684	18,437

(Cost $1,536,989)		1,823,243

Kuwait — 0.8%
Agility Public Warehousing Co. KSC *	18,144	68,025
Boubyan Bank KSCP	19,452	51,584
Gulf Bank KSCP	19,504	19,874
Kuwait Finance House KSCP	72,717	213,496
Mabanee Co KPSC	8,013	21,930
Mobile Telecommunications Co. KSCP	27,894	57,391
National Bank of Kuwait SAKP	97,980	332,147

(Cost $552,436)		764,447

Luxembourg — 0.0%
Reinet Investments SCA (Cost $38,108)	2,014	40,873

Malaysia — 1.5%
AMMB Holdings Bhd *	25,746	21,404
Axiata Group Bhd	41,099	30,131
CIMB Group Holdings Bhd	92,522	108,825
Dialog Group Bhd	56,236	31,210
DiGi.Com Bhd	43,760	35,280
Genting Bhd	30,867	33,486
Genting Malaysia Bhd	47,134	32,295
HAP Seng Consolidated Bhd	8,151	15,451
Hartalega Holdings Bhd	25,002	23,983
Hong Leong Bank Bhd	9,841	47,424
Hong Leong Financial Group Bhd	2,700	12,444
IHH Healthcare Bhd	20,835	31,882
Inari Amertron Bhd	39,500	25,350
IOI Corp. Bhd	31,994	31,420
Kuala Lumpur Kepong Bhd	6,710	39,170
Malayan Banking Bhd	65,940	137,046
Malaysia Airports Holdings Bhd *	5,800	8,703
Maxis Bhd	29,696	25,705
MISC Bhd	19,800	32,423
MR DIY Group M Bhd, 144A	19,400	14,400
Nestle Malaysia Bhd	800	24,630
Petronas Chemicals Group Bhd	36,424	85,351
Petronas Dagangan Bhd	3,804	19,600
Petronas Gas Bhd	12,435	49,075
PPB Group Bhd	9,862	37,434
Press Metal Aluminium Holdings Bhd	47,700	60,354
Public Bank Bhd	202,810	219,091
QL Resources Bhd	17,100	20,035
RHB Bank Bhd	24,959	34,658
Sime Darby Bhd	34,123	17,067
Sime Darby Plantation Bhd	28,423	32,652
Telekom Malaysia Bhd	16,645	20,376
Tenaga Nasional Bhd	31,005	64,793

See Notes to Financial Statements.	57

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
Malaysia (Continued)
Top Glove Corp. Bhd	77,500	$24,780

(Cost $1,460,849)		1,447,928

Mexico — 2.2%
Alfa SAB de CV, Class A	42,750	32,844
America Movil SAB de CV, Series L	387,539	409,781
Arca Continental SAB de CV	6,411	43,583
Cemex SAB de CV, Series CPO *	205,844	96,853
Coca-Cola Femsa SAB de CV	5,899	35,336
Fibra Uno Administracion SA de CV REIT	47,757	50,425
Fomento Economico Mexicano SAB de CV	25,900	194,021
Gruma SAB de CV, Class B	3,197	37,989
Grupo Aeroportuario del Pacifico SAB de CV, Class B	5,087	76,370
Grupo Aeroportuario del Sureste SAB de CV, Class B	2,332	50,946
Grupo Bimbo SAB de CV, Series A	17,980	59,128
Grupo Carso SAB de CV, Series A1	6,628	27,310
Grupo Financiero Banorte SAB de CV, Class O	36,410	236,049
Grupo Financiero Inbursa SAB de CV, Class O *	30,422	61,971
Grupo Mexico SAB de CV, Series B	43,348	214,113
Grupo Televisa SAB, Series CPO	33,518	68,601
Industrias Penoles SAB de CV	2,160	25,402
Kimberly-Clark de Mexico SAB de CV, Class A	19,901	30,811
Operadora de Sites Mexicanos SA de CV, Class A-1 REIT	18,999	25,158
Orbia Advance Corp. SAB de CV	16,256	43,654
Promotora y Operadora de Infraestructura SAB de CV	2,640	18,132
Wal-Mart de Mexico SAB de CV	73,249	270,843

(Cost $2,171,026)		2,109,320

Peru — 0.2%
Cia de Minas Buenaventura SAA, ADR	3,175	27,115
Credicorp Ltd.	951	133,501
Southern Copper Corp.	1,240	76,607

(Cost $248,434)		237,223

Philippines — 0.8%
Aboitiz Equity Ventures, Inc.	26,410	26,719
AC Energy Corp.	111,078	15,160
Ayala Corp.	3,676	48,908
Ayala Land, Inc.	91,024	51,430
Bank of the Philippine Islands	27,604	52,086
BDO Unibank, Inc.	27,375	69,708
Converge Information and Communications Technology Solutions, Inc. *	30,000	15,175
Globe Telecom, Inc.	424	19,651
GT Capital Holdings, Inc.	1,505	14,436
International Container Terminal Services, Inc.	14,061	58,244
JG Summit Holdings, Inc.	41,134	42,793
Jollibee Foods Corp.	6,823	27,272
Manila Electric Co.	3,610	25,717

	Number of Shares	Value
Philippines (Continued)
Metro Pacific Investments Corp.	186,127	$13,075
Metropolitan Bank & Trust Co.	27,492	28,863
Monde Nissin Corp., 144A *	70,200	19,832
PLDT, Inc.	1,016	36,848
SM Investments Corp.	3,343	54,752
SM Prime Holdings, Inc.	143,191	100,859
Universal Robina Corp.	12,829	26,448

(Cost $860,943)		747,976

Poland — 0.6%
Allegro.eu SA, 144A *	4,823	28,367
Bank Polska Kasa Opieki SA	2,689	58,728
CD Projekt SA *	965	24,561
Cyfrowy Polsat SA	4,039	21,230
Dino Polska SA, 144A *	736	51,564
KGHM Polska Miedz SA	1,998	68,117
LPP SA	15	36,048
mBank SA *	181	11,803
Orange Polska SA *	8,496	12,497
PGE Polska Grupa Energetyczna SA *	11,845	28,036
Polski Koncern Naftowy ORLEN SA	3,957	68,495
Polskie Gornictwo Naftowe i Gazownictwo SA	26,459	37,086
Powszechna Kasa Oszczednosci Bank Polski SA *	12,138	90,639
Powszechny Zaklad Ubezpieczen SA	8,604	65,257
Santander Bank Polska SA	578	34,876

(Cost $823,392)		637,304

Qatar — 1.0%
Barwa Real Estate Co.	30,415	28,229
Commercial Bank PSQC	27,024	52,397
Industries Qatar QSC	20,551	103,213
Masraf Al Rayan QSC	64,544	83,300
Mesaieed Petrochemical Holding Co.	63,668	47,378
Ooredoo QPSC	9,806	19,926
Qatar Electricity & Water Co. QSC	5,812	26,812
Qatar Fuel QSC	7,487	35,361
Qatar Gas Transport Co. Ltd.	39,840	40,915
Qatar International Islamic Bank QSC	12,353	35,956
Qatar Islamic Bank SAQ	21,686	137,854
Qatar National Bank QPSC	64,420	381,204

(Cost $712,194)		992,545

Romania — 0.0%
NEPI Rockcastle S.A. (Cost $83,163)	6,338	39,789

Russia — 0.0%
Alrosa PJSC (b)	34,709	0
Gazprom PJSC (b)	164,723	0
Inter RAO UES PJSC (b)	490,959	0
LUKOIL PJSC (b)	3,541	0
LUKOIL PJSC, ADR (b)	2,110	0
Magnit PJSC, GDR (b)	4,669	0
MMC Norilsk Nickel PJSC (b)	883	0
Mobile TeleSystems PJSC, ADR (b)	6,594	0
Moscow Exchange MICEX-RTS PJSC *(b)	20,735	0

See Notes to Financial Statements.	58

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
Russia (Continued)
Novatek PJSC, GDR (b)	1,281	$0
Novolipetsk Steel PJSC (b)	21,183	0
Ozon Holdings PLC, ADR *(b)	700	0
PhosAgro PJSC, GDR (b)	2,139	0
PhosAgro PJSC, GDR (b)	13	0
Polymetal International PLC (b)	4,894	0
Polyus PJSC (b)	476	0
Rosneft Oil Co. PJSC, GDR (b)	14,044	0
Rosneft Oil Co. PJSC (b)	538	0
Sberbank of Russia PJSC *(b)	146,997	0
Severstal PAO (b)	707	0
Severstal PAO, GDR (b)	2,248	0
Surgutneftegas PJSC, ADR (b)	8,830	0
Tatneft PJSC (b)	17,973	0
United Co RUSAL International PJSC *(b)	39,327	0
VK Co. Ltd., GDR *(b)	1,691	0
VTB Bank PJSC, GDR (b)	3,294	0
VTB Bank PJSC (b)	42,194,071	0
X5 Retail Group NV, GDR (b)	1,749	0
Yandex NV, Class A *(b)	4,277	0

(Cost $2,887,970)		0

Saudi Arabia — 4.4%
ACWA Power Co. *	1,089	45,354
Advanced Petrochemical Co.	2,141	33,395
Al Rajhi Bank	27,030	712,776
Alinma Bank	13,805	141,712
Almarai Co. JSC	3,378	49,357
Arab National Bank	8,324	69,468
Bank AlBilad *	6,878	91,694
Bank Al-Jazira	5,287	40,458
Banque Saudi Fransi	8,046	115,418
Bupa Arabia for Cooperative Insurance Co.	944	39,718
Dar Al Arkan Real Estate Development Co. *	6,066	19,894
Dr Sulaiman Al Habib Medical Services Group Co.	1,222	69,661
Elm Co.	324	22,547
Emaar Economic City *	6,696	19,889
Etihad Etisalat Co.	5,412	56,638
Jarir Marketing Co.	893	38,573
Mobile Telecommunications Co. Saudi Arabia *	7,012	24,941
Mouwasat Medical Services Co.	713	41,444
National Industrialization Co. *	4,370	21,369
Rabigh Refining & Petrochemical Co. *	3,036	22,018
Riyad Bank	18,962	193,892
SABIC Agri-Nutrients Co.	3,129	122,640
Sahara International Petrochemical Co.	5,101	72,901
Saudi Arabian Mining Co. *	12,144	210,792
Saudi Arabian Oil Co., 144A	33,113	369,933
Saudi Basic Industries Corp.	12,161	371,591
Saudi British Bank	12,594	140,027
Saudi Electricity Co.	11,994	77,647
Saudi Industrial Investment Group	5,337	43,402
Saudi Investment Bank	6,580	39,299

	Number of Shares	Value
Saudi Arabia (Continued)
Saudi Kayan Petrochemical Co. *	9,722	$44,949
Saudi National Bank	30,234	583,640
Saudi Research & Media Group *	494	32,666
Saudi Tadawul Group Holding Co.	489	30,405
Saudi Telecom Co.	8,156	223,553
Savola Group	3,638	36,472
Yanbu National Petrochemical Co.	3,494	50,680

(Cost $2,948,016)		4,320,813

Singapore — 0.0%
BOC Aviation Ltd., 144A	2,892	23,881
JOYY, Inc., ADR (a)	812	34,421

(Cost $72,597)		58,302

South Africa — 3.7%
Absa Group Ltd.	11,716	137,563
African Rainbow Minerals Ltd.	1,446	24,087
Anglo American Platinum Ltd.	775	84,883
AngloGold Ashanti Ltd.	6,014	105,381
Aspen Pharmacare Holdings Ltd.	5,323	55,000
Bid Corp. Ltd.	4,605	98,642
Bidvest Group Ltd.	4,150	57,871
Capitec Bank Holdings Ltd.	1,156	166,503
Clicks Group Ltd.	3,213	62,534
Discovery Ltd. *	7,246	67,371
Exxaro Resources Ltd.	3,903	55,205
FirstRand Ltd.	71,243	329,762
Foschini Group Ltd.	3,498	31,678
Gold Fields Ltd.	12,518	122,469
Growthpoint Properties Ltd. REIT	42,798	39,395
Harmony Gold Mining Co. Ltd.	8,257	28,581
Impala Platinum Holdings Ltd.	11,696	160,019
Kumba Iron Ore Ltd.	935	35,243
Mr Price Group Ltd.	3,709	49,194
MTN Group Ltd.	22,679	244,712
MultiChoice Group	5,375	45,969
Naspers Ltd., Class N	3,068	336,228
Nedbank Group Ltd.	6,631	100,628
Northam Platinum Holdings Ltd. *	5,183	62,287
Old Mutual Ltd. (a)	67,082	54,716
Pepkor Holdings Ltd., 144A	16,437	22,958
Remgro Ltd.	7,094	68,266
Sanlam Ltd.	25,858	111,523
Sasol Ltd. *	8,141	216,023
Shoprite Holdings Ltd.	6,861	94,575
Sibanye Stillwater Ltd.	38,216	124,807
SPAR Group Ltd. (a)	2,926	28,675
Standard Bank Group Ltd.	18,747	214,173
Vodacom Group Ltd.	9,078	85,304
Woolworths Holdings Ltd.	14,612	51,998

(Cost $3,997,580)		3,574,223

South Korea — 11.9%
Alteogen, Inc. *	431	20,101
Amorepacific Corp.	466	61,583
AMOREPACIFIC Group	396	14,740
BGF retail Co. Ltd.	104	15,425
Celltrion Healthcare Co. Ltd.	1,208	60,341

See Notes to Financial Statements.	59

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
South Korea (Continued)
Celltrion Pharm, Inc. *	242	$16,000
Celltrion, Inc.	1,417	183,825
Cheil Worldwide, Inc.	1,143	24,020
CJ CheilJedang Corp.	107	34,032
CJ Corp.	217	14,979
CJ ENM Co. Ltd.	150	14,416
CJ Logistics Corp. *	125	13,084
Coway Co. Ltd.	776	44,846
DB Insurance Co. Ltd.	739	38,826
Doosan Bobcat, Inc.	746	22,913
Doosan Enerbility Co. Ltd. *	4,909	82,332
Ecopro BM Co. Ltd.	168	68,574
E-MART, Inc.	264	24,753
F&F Co. Ltd. / New	250	29,502
Green Cross Corp.	92	14,277
GS Engineering & Construction Corp.	996	32,041
GS Holdings Corp.	657	24,109
Hana Financial Group, Inc.	4,124	165,000
Hankook Tire & Technology Co. Ltd.	917	26,423
Hanmi Pharm. Co. Ltd.	93	23,265
Hanon Systems	2,266	20,971
Hanwha Solutions Corp. *	1,685	53,184
HD Hyundai Co. Ltd.	662	33,442
HLB, Inc. *	1,309	48,141
HMM Co. Ltd.	3,582	93,951
Hotel Shilla Co. Ltd.	471	29,694
HYBE Co. Ltd. *	224	41,823
Hyundai Engineering & Construction Co. Ltd.	1,150	40,248
Hyundai Glovis Co. Ltd.	289	49,521
Hyundai Heavy Industries Co. Ltd. *	229	22,026
Hyundai Mobis Co. Ltd.	799	141,110
Hyundai Motor Co.	1,934	296,228
Hyundai Steel Co.	1,325	44,177
Iljin Materials Co. Ltd.	308	22,381
Industrial Bank of Korea	4,047	36,800
Kakao Corp.	4,419	303,601
Kakao Games Corp. *	402	20,308
KakaoBank Corp. *	1,323	43,469
Kangwon Land, Inc. *	1,174	26,665
KB Financial Group, Inc.	5,333	260,357
Kia Corp.	3,656	253,249
Korea Aerospace Industries Ltd.	1,087	46,126
Korea Electric Power Corp. *	3,558	67,151
Korea Investment Holdings Co. Ltd.	619	35,823
Korea Shipbuilding & Offshore Engineering Co. Ltd. *	537	39,672
Korea Zinc Co. Ltd.	119	57,230
Korean Air Lines Co. Ltd. *	2,605	61,167
Krafton, Inc. *	326	68,378
KT&G Corp.	1,442	99,070
Kumho Petrochemical Co. Ltd.	273	35,306
L&F Co. Ltd. *	344	72,209
LG Chem Ltd.	656	310,184
LG Corp.	1,180	76,492
LG Display Co. Ltd.	3,290	46,138
LG Electronics, Inc.	1,487	126,200

	Number of Shares	Value
South Korea (Continued)
LG Energy Solution Ltd. *	289	$103,715
LG Household & Health Care Ltd.	129	76,532
LG Innotek Co. Ltd.	204	63,482
LG Uplus Corp.	2,950	33,024
Lotte Chemical Corp.	225	37,191
Lotte Shopping Co. Ltd.	157	12,880
Meritz Financial Group, Inc.	420	11,101
Meritz Fire & Marine Insurance Co. Ltd.	554	17,307
Meritz Securities Co. Ltd.	4,531	22,303
Mirae Asset Securities Co. Ltd.	3,882	25,604
NAVER Corp.	1,807	420,640
NCSoft Corp.	235	86,425
Netmarble Corp., 144A	332	22,407
NH Investment & Securities Co. Ltd.	1,668	14,561
Orion Corp.	361	28,420
Pan Ocean Co. Ltd.	3,856	23,687
Pearl Abyss Corp. *	439	22,496
POSCO Chemical Co. Ltd.	427	45,040
POSCO Holdings, Inc.	1,054	246,206
S-1 Corp.	230	13,385
Samsung Biologics Co. Ltd., 144A *	253	173,206
Samsung C&T Corp.	1,156	113,058
Samsung Electro-Mechanics Co. Ltd.	770	96,157
Samsung Electronics Co. Ltd.	65,976	3,594,231
Samsung Engineering Co. Ltd. *	2,136	42,385
Samsung Fire & Marine Insurance Co. Ltd.	445	71,577
Samsung Heavy Industries Co. Ltd. *	8,671	41,561
Samsung Life Insurance Co. Ltd.	1,001	55,099
Samsung SDI Co. Ltd.	777	361,118
Samsung SDS Co. Ltd.	504	60,495
Samsung Securities Co. Ltd.	816	26,151
SD Biosensor, Inc.	545	22,026
Seegene, Inc.	518	18,611
Shinhan Financial Group Co. Ltd.	6,221	216,468
SK Biopharmaceuticals Co. Ltd. *	368	25,789
SK Bioscience Co. Ltd. *	337	36,909
SK Chemicals Co. Ltd.	163	16,996
SK Hynix, Inc.	7,482	653,133
SK IE Technology Co. Ltd., 144A *	352	35,849
SK Innovation Co. Ltd. *	710	123,670
SK Square Co. Ltd. *	1,359	51,957
SK Telecom Co. Ltd.	355	16,384
SK, Inc.	495	99,224
SKC Co. Ltd.	275	35,786
S-Oil Corp.	618	57,944
Woori Financial Group, Inc.	7,218	86,929
Yuhan Corp.	796	38,861

(Cost $7,440,796)		11,589,879

Taiwan — 15.6%
Accton Technology Corp.	7,048	56,335
Acer, Inc.	40,823	40,928
Advantech Co. Ltd.	5,526	68,730
ASE Technology Holding Co. Ltd.	46,000	165,616
Asia Cement Corp.	27,792	42,514
ASMedia Technology, Inc.	396	18,691

See Notes to Financial Statements.	60

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
Taiwan (Continued)
Asustek Computer, Inc.	10,155	$119,481
AU Optronics Corp.	124,014	76,908
Catcher Technology Co. Ltd.	8,807	49,762
Cathay Financial Holding Co. Ltd.	105,584	202,619
Chailease Holding Co. Ltd.	18,055	139,961
Chang Hwa Commercial Bank Ltd.	63,378	39,632
Cheng Shin Rubber Industry Co. Ltd.	26,951	33,010
China Airlines Ltd. *	37,000	34,546
China Development Financial Holding Corp.	214,367	119,647
China Steel Corp.	164,118	195,924
Chunghwa Telecom Co. Ltd.	51,986	227,467
Compal Electronics, Inc.	65,133	51,613
CTBC Financial Holding Co. Ltd.	238,817	223,390
Delta Electronics, Inc.	27,621	229,818
E Ink Holdings, Inc.	11,744	82,137
E.Sun Financial Holding Co. Ltd.	169,093	178,269
Eclat Textile Co. Ltd.	2,659	45,485
eMemory Technology, Inc.	888	47,115
Eva Airways Corp. *	34,000	39,945
Evergreen Marine Corp. Taiwan Ltd.	36,149	174,985
Far Eastern New Century Corp.	43,864	46,093
Far EasTone Telecommunications Co. Ltd.	23,826	65,424
Feng TAY Enterprise Co. Ltd.	6,035	39,506
First Financial Holding Co. Ltd.	147,291	138,791
Formosa Chemicals & Fibre Corp.	46,871	132,418
Formosa Petrochemical Corp.	15,647	52,184
Formosa Plastics Corp.	53,676	194,177
Fubon Financial Holding Co. Ltd.	95,947	211,893
Giant Manufacturing Co. Ltd.	4,598	41,663
Globalwafers Co. Ltd.	2,980	64,066
Hon Hai Precision Industry Co. Ltd.	171,972	669,521
Hotai Motor Co. Ltd.	4,400	95,959
Hua Nan Financial Holdings Co. Ltd.	124,661	102,220
Innolux Corp.	142,378	68,430
Inventec Corp.	36,520	32,462
Largan Precision Co. Ltd.	1,428	82,162
Lite-On Technology Corp.	25,429	55,370
MediaTek, Inc.	20,428	636,945
Mega Financial Holding Co. Ltd.	155,207	207,210
Micro-Star International Co. Ltd.	9,964	46,344
momo.com, Inc.	650	18,699
Nan Ya Plastics Corp.	63,018	185,200
Nan Ya Printed Circuit Board Corp.	3,074	41,781
Nanya Technology Corp.	17,892	41,178
Nien Made Enterprise Co. Ltd.	2,332	25,389
Novatek Microelectronics Corp.	8,497	118,855
Pegatron Corp.	28,300	67,861
Pou Chen Corp.	24,898	26,849
Powerchip Semiconductor Manufacturing Corp.	37,000	73,681
President Chain Store Corp.	8,115	77,026
Quanta Computer, Inc.	37,664	103,292
Realtek Semiconductor Corp.	6,426	98,521
Ruentex Development Co. Ltd.	16,357	43,450
Shanghai Commercial & Savings Bank Ltd.	49,179	85,735

	Number of Shares	Value
Taiwan (Continued)
Shin Kong Financial Holding Co. Ltd.	166,965	$53,325
SinoPac Financial Holdings Co. Ltd.	144,485	90,350
Synnex Technology International Corp.	18,067	43,759
Taishin Financial Holding Co. Ltd.	148,677	91,947
Taiwan Cement Corp.	72,434	106,311
Taiwan Cooperative Financial Holding Co. Ltd.	138,403	134,231
Taiwan High Speed Rail Corp.	22,748	21,710
Taiwan Mobile Co. Ltd.	23,070	85,842
Taiwan Semiconductor Manufacturing Co. Ltd.	340,816	6,575,606
Unimicron Technology Corp.	16,775	124,548
Uni-President Enterprises Corp.	68,369	158,762
United Microelectronics Corp.	168,721	298,786
Vanguard International Semiconductor Corp.	13,563	50,000
Voltronic Power Technology Corp.	917	46,758
Walsin Lihwa Corp.	33,000	53,550
Wan Hai Lines Ltd.	8,464	45,783
Win Semiconductors Corp.	4,753	36,845
Winbond Electronics Corp.	42,223	42,623
Wiwynn Corp.	1,222	38,860
WPG Holdings Ltd.	20,994	38,191
Yageo Corp.	5,788	80,763
Yang Ming Marine Transport Corp. *	24,509	105,129
Yuanta Financial Holding Co. Ltd.	134,488	112,826
Zhen Ding Technology Holding Ltd.	9,355	38,999

(Cost $6,975,511)		15,170,387

Thailand — 1.9%
Advanced Info Service PCL, NVDR	16,174	102,565
Airports of Thailand PCL, NVDR *	60,200	122,705
Asset World Corp. PCL, NVDR	121,000	18,033
B Grimm Power PCL, NVDR	10,500	10,586
Bangkok Commercial Asset Management PCL, NVDR	24,800	13,552
Bangkok Dusit Medical Services PCL, NVDR	131,000	98,575
Bangkok Expressway & Metro PCL, NVDR	105,200	28,129
Berli Jucker PCL, NVDR	18,400	19,492
BTS Group Holdings PCL, NVDR	121,344	31,559
Bumrungrad Hospital PCL, NVDR	6,700	34,166
Carabao Group PCL, NVDR	4,300	13,885
Central Pattana PCL, NVDR	26,300	49,380
Central Retail Corp. PCL, NVDR	27,500	30,538
Charoen Pokphand Foods PCL, NVDR	52,643	39,998
CP ALL PCL, NVDR	83,500	161,656
Delta Electronics Thailand PCL, NVDR	4,737	47,896
Electricity Generating PCL, NVDR	3,600	18,936
Energy Absolute PCL, NVDR	22,000	57,700
Global Power Synergy PCL, NVDR	10,500	20,481
Gulf Energy Development PCL, NVDR	40,350	57,188
Home Product Center PCL, NVDR	77,400	33,701
Indorama Ventures PCL, NVDR	27,497	39,574
Intouch Holdings PCL, NVDR	15,400	32,177
JMT Network Services PCL, NVDR	8,300	18,797
Krung Thai Bank PCL, NVDR	38,706	17,079

See Notes to Financial Statements.	61

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
Thailand (Continued)
Krungthai Card PCL, NVDR	15,100	$27,027
Land & Houses PCL, NVDR	119,600	31,281
Minor International PCL, NVDR *	43,260	44,246
Muangthai Capital PCL, NVDR	9,800	14,104
Osotspa PCL, NVDR	14,700	14,928
PTT Exploration & Production PCL, NVDR	19,713	97,643
PTT Global Chemical PCL, NVDR	29,800	42,018
PTT Oil & Retail Business PCL, NVDR	41,200	33,410
PTT PCL	13,600	15,202
PTT PCL, NVDR	126,580	141,487
Ratch Group PCL, NVDR	10,900	13,299
SCB X PCL, NVDR	11,498	37,968
SCG Packaging PCL, NVDR	18,000	29,851
Siam Cement PCL	4,758	51,723
Siam Cement PCL, NVDR	5,900	64,138
Srisawad Corp. PCL, NVDR	10,500	17,030
Thai Oil PCL, NVDR	17,557	29,758
Thai Union Group PCL, NVDR	38,300	19,251
True Corp. PCL, NVDR	182,700	23,492

(Cost $1,888,506)		1,866,204

Turkey — 0.3%
Akbank TAS	43,934	22,391
Aselsan Elektronik Sanayi Ve Ticaret AS	10,327	15,399
BIM Birlesik Magazalar AS	6,983	35,121
Eregli Demir ve Celik Fabrikalari TAS	21,723	45,292
Ford Otomotiv Sanayi AS	904	17,062
Haci Omer Sabanci Holding AS	10,192	13,185
KOC Holding AS	9,682	24,189
Turk Hava Yollari AO *	5,504	16,744
Turkcell Iletisim Hizmetleri AS	15,914	18,763
Turkiye Is Bankasi AS, Class C	22,768	15,032
Turkiye Petrol Rafinerileri AS *	1,948	32,195
Turkiye Sise ve Cam Fabrikalari AS	21,075	26,955

(Cost $505,082)		282,328

United Arab Emirates — 1.3%
Abu Dhabi Commercial Bank PJSC	40,744	110,927
Abu Dhabi Islamic Bank PJSC	20,070	45,571
Abu Dhabi National Oil Co. for Distribution PJSC	33,943	38,720
Aldar Properties PJSC	52,253	75,256
Dubai Islamic Bank PJSC	41,568	67,336
Emaar Properties PJSC	54,816	85,215
Emirates NBD Bank PJSC	24,781	88,719
Emirates Telecommunications Group Co. PJSC	48,167	397,868
First Abu Dhabi Bank PJSC	62,361	364,687

(Cost $910,104)		1,274,299

United States — 0.2%
BeiGene Ltd., ADR *	645	88,507
Legend Biotech Corp., ADR *(a)	654	27,658
Parade Technologies Ltd.	1,040	53,926

(Cost $276,797)		170,091

TOTAL COMMON STOCKS (Cost $78,433,806)		94,717,285

	Number of Shares	Value
PREFERRED STOCKS — 2.4%
Brazil — 1.5%
Banco Bradesco SA	74,089	$319,581
Braskem SA, Class A	2,430	22,753
Centrais Eletricas Brasileiras SA, Class B	4,669	40,898
Cia Energetica de Minas Gerais	21,994	53,914
Gerdau SA	15,175	93,141
Itau Unibanco Holding SA	66,101	363,847
Itausa SA	64,709	130,574
Petroleo Brasileiro SA	66,929	423,328

(Cost $1,095,616)		1,448,036

Chile — 0.2%
Sociedad Quimica y Minera de Chile SA, Class B (Cost $47,500)	1,971	210,531

Colombia — 0.0%
Bancolombia SA (Cost $59,441)	6,260	70,238

Russia — 0.0%
Surgutneftegas PJSC (b) (Cost $55,822)	101,715	0

South Korea — 0.7%
Hyundai Motor Co.	370	27,843
Hyundai Motor Co. — 2nd Preferred	549	40,780
LG Chem Ltd.	117	27,614
LG Household & Health Care Ltd.	30	9,784
Samsung Electronics Co. Ltd.	11,385	558,575

(Cost $300,386)		664,596

TOTAL PREFERRED STOCKS (Cost $1,558,765)		2,393,401

	Principal Amount
CORPORATE BONDS — 0.0%
India — 0.0%
Britannia Industries Ltd. 8.00%, 8/28/22	INR 29,160	378
Series N3, 5.50%, 6/3/24	INR 45,965	578

(Cost $411)		956

	Number of Shares
RIGHTS — 0.0%
South Korea — 0.0%
Ecopro BM Co. Ltd. *, expires 6/24/22 (Cost $0)	9	1,124

Thailand — 0.0%
Ratch Group PCL, NVDR *, expires 6/17/22 (Cost $0)	5,300	619

TOTAL RIGHTS (Cost $0)		1,743

See Notes to Financial Statements.	62

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
WARRANTS — 0.0%
Thailand — 0.0%
BTS Group Holdings PCL *, expires 9/5/22	5,917	$31
BTS Group Holdings PCL *, expires 11/7/24	11,834	159
BTS Group Holdings PCL *, expires 11/20/26	23,669	270
Srisawad Corp. PCL *, expires 8/29/25	432	80

(Cost $0)		540

TOTAL WARRANTS (Cost $0)		540

	Number of Shares	Value
SECURITIES LENDING COLLATERAL — 0.3%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.68% (c)(d) (Cost $281,038)	281,038	$281,038

CASH EQUIVALENTS — 0.1%
DWS Government Money Market Series “Institutional Shares”, 0.72% (c) (Cost $93,470)	93,470	93,470

TOTAL INVESTMENTS — 100.0% (Cost $80,367,490)		$97,488,433
Other assets and liabilities, net — (0.0)%		(30,249)

NET ASSETS — 100.0%		$97,458,184

A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2022 is as follows:

Value ($) at 5/31/2021	Purchases Cost ($)	Sales Proceeds ($)		Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 5/31/2022	Value ($) at 5/31/2022
SECURITIES LENDING COLLATERAL — 0.3%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.68% (c)(d)
1,406,061	—	(1,125,023	)(e)	—	—	665	—	281,038	281,038

CASH EQUIVALENTS — 0.1%
DWS Government Money Market Series “Institutional Shares”, 0.72% (c)
217,017	25,103,630	(25,227,177)		—	—	1,356	—	93,470	93,470

1,623,078	25,103,630	(26,352,200)		—	—	2,021	—	374,508	374,508

*	Non-income producing security.
(a)

All or a portion of these securities were on loan. In addition, “Other assets and liabilities, net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2022 amounted to $1,202,706, which is 1.2% of net assets.

(b)	Investment was valued using significant unobservable inputs.
(c)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(d)

Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $1,054,386.

(e)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended May 31, 2022.

ADR:	American Depositary Receipt
CPO:	Ordinary Participation Certificates
GDR:	Global Depositary Receipt
JSC:	Joint Stock Company
KSC:	Kuwait Shareholding Company
KSCP:	Kuwait Shareholding Company Public
NVDR:	Non Voting Depositary Receipt
PJSC:	Public Joint Stock Company
PSQC:	Public Shareholders Qatari Company
QPSC:	Qatari Public Shareholders Company
QSC:	Qatari Shareholders Company
REIT:	Real Estate Investment Trust
SAE:	Societe Anonyme Egyptienne
SAQ:	Societe Anonyme Qatar
144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.	63

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2022

Securities are listed in country of domicile.

At May 31, 2022, open futures contracts purchased were as follows:

Contract Description	Currency	Number of Contracts	Notional Amount	Contract Value	Expiration Date	Unrealized Appreciation
MSCI Emerging Markets Index Future	USD	13	$664,085	$691,145	6/17/2022	$27,060

As of May 31, 2022, the Fund had the following forward foreign currency contracts outstanding:

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
Goldman Sachs & Co.	6/2/2022	AED	5,084,500	USD	1,384,197	$—	$(75)
Goldman Sachs & Co.	6/2/2022	AED	201,700	USD	54,914	1	—
Goldman Sachs & Co.	6/2/2022	AED	228,000	USD	62,070	—	(3)
JP Morgan & Chase Co.	6/2/2022	CNH	1,076,900	USD	160,443	—	(879)
JP Morgan & Chase Co.	6/2/2022	CNH	13,390,800	USD	2,012,716	6,754	—
RBC Capital Markets	6/2/2022	CNH	17,743,300	USD	2,666,345	8,372	—
JP Morgan & Chase Co.	6/2/2022	CZK	414,000	USD	17,685	—	(298)
JP Morgan & Chase Co.	6/2/2022	CZK	3,261,000	USD	139,321	—	(2,325)
JP Morgan & Chase Co.	6/2/2022	EUR	8,000	USD	8,450	—	(138)
JP Morgan & Chase Co.	6/2/2022	EUR	212,800	USD	224,772	—	(3,679)
Goldman Sachs & Co.	6/2/2022	HKD	53,458,500	USD	6,817,078	4,648	—
JP Morgan & Chase Co.	6/2/2022	HKD	6,036,600	USD	769,058	—	(210)
JP Morgan & Chase Co.	6/2/2022	HKD	52,853,400	USD	6,739,700	4,380	—
RBC Capital Markets	6/2/2022	HKD	51,284,700	USD	6,540,142	4,728	—
RBC Capital Markets	6/2/2022	HKD	1,368,000	USD	174,451	122	—
JP Morgan & Chase Co.	6/2/2022	HUF	39,461,000	USD	109,587	2,818	—
RBC Capital Markets	6/2/2022	HUF	28,733,400	USD	79,807	2,063	—
Goldman Sachs & Co.	6/2/2022	KWD	230,000	USD	749,796	—	(1,347)
Goldman Sachs & Co.	6/2/2022	MXN	16,901,000	USD	823,375	—	(35,394)
JP Morgan & Chase Co.	6/2/2022	MXN	14,587,300	USD	710,647	—	(30,559)
JP Morgan & Chase Co.	6/2/2022	MXN	1,659,900	USD	83,587	—	(756)
RBC Capital Markets	6/2/2022	MXN	13,743,600	USD	669,554	—	(28,782)
Goldman Sachs & Co.	6/2/2022	PHP	19,225,300	USD	365,709	—	(1,274)
JP Morgan & Chase Co.	6/2/2022	PHP	4,878,100	USD	92,782	—	(334)
RBC Capital Markets	6/2/2022	PHP	16,343,200	USD	310,825	—	(1,142)
Goldman Sachs & Co.	6/2/2022	PLN	1,923,000	USD	431,786	—	(18,645)
JP Morgan & Chase Co.	6/2/2022	PLN	1,201,300	USD	269,725	—	(11,660)
Goldman Sachs & Co.	6/2/2022	QAR	3,721,200	USD	1,017,973	—	(3,843)
Goldman Sachs & Co.	6/2/2022	SAR	786,000	USD	209,427	—	(145)
Goldman Sachs & Co.	6/2/2022	SAR	15,610,000	USD	4,159,228	—	(2,883)
Goldman Sachs & Co.	6/2/2022	THB	7,096,000	USD	206,986	—	(378)
JP Morgan & Chase Co.	6/2/2022	THB	2,251,200	USD	65,652	—	(135)
JP Morgan & Chase Co.	6/2/2022	THB	54,052,700	USD	1,576,685	—	(2,880)
JP Morgan & Chase Co.	6/2/2022	TRY	1,784,200	USD	117,645	8,874	—
RBC Capital Markets	6/2/2022	TRY	317,000	USD	20,799	1,473	—
RBC Capital Markets	6/2/2022	TRY	2,357,100	USD	155,397	11,700	—
Goldman Sachs & Co.	6/2/2022	USD	1,501,239	AED	5,514,200	20	—
JP Morgan & Chase Co.	6/2/2022	USD	417,027	CNH	2,775,000	—	(1,328)
JP Morgan & Chase Co.	6/2/2022	USD	1,750,561	CNH	11,692,700	1,023	—
RBC Capital Markets	6/2/2022	USD	2,656,421	CNH	17,743,300	1,552	—
JP Morgan & Chase Co.	6/2/2022	USD	159,193	CZK	3,675,000	435	—
JP Morgan & Chase Co.	6/2/2022	USD	236,532	EUR	220,800	508	—
Goldman Sachs & Co.	6/2/2022	USD	6,813,863	HKD	53,458,500	—	(1,433)
JP Morgan & Chase Co.	6/2/2022	USD	7,506,166	HKD	58,890,000	—	(1,578)
RBC Capital Markets	6/2/2022	USD	6,711,155	HKD	52,652,700	—	(1,411)
JP Morgan & Chase Co.	6/2/2022	USD	106,507	HUF	39,461,000	262	—
RBC Capital Markets	6/2/2022	USD	77,553	HUF	28,733,400	191	—
Goldman Sachs & Co.	6/2/2022	USD	74,150	MXN	1,522,000	3,185	—
Goldman Sachs & Co.	6/2/2022	USD	780,145	MXN	15,379,000	1,288	—
JP Morgan & Chase Co.	6/2/2022	USD	824,187	MXN	16,247,200	1,361	—

See Notes to Financial Statements.	64

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2022

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
RBC Capital Markets	6/2/2022	USD	697,185	MXN	13,743,600	$1,151	$—
Goldman Sachs & Co.	6/2/2022	USD	48,651	PHP	2,551,000	44	—
Goldman Sachs & Co.	6/2/2022	USD	318,151	PHP	16,674,300	137	—
JP Morgan & Chase Co.	6/2/2022	USD	93,134	PHP	4,878,100	—	(19)
RBC Capital Markets	6/2/2022	USD	311,953	PHP	16,343,200	15	—
Goldman Sachs & Co.	6/2/2022	USD	359,653	PLN	1,538,000	598	—
Goldman Sachs & Co.	6/2/2022	USD	86,449	PLN	385,000	3,731	—
JP Morgan & Chase Co.	6/2/2022	USD	280,917	PLN	1,201,300	467	—
Goldman Sachs & Co.	6/2/2022	USD	1,018,879	QAR	3,721,200	2,938	—
Goldman Sachs & Co.	6/2/2022	USD	206,609	THB	7,096,000	755	—
JP Morgan & Chase Co.	6/2/2022	USD	1,584,973	THB	54,435,900	5,790	—
JP Morgan & Chase Co.	6/2/2022	USD	54,512	THB	1,868,000	76	—
JP Morgan & Chase Co.	6/2/2022	USD	108,896	TRY	1,784,200	—	(124)
RBC Capital Markets	6/2/2022	USD	163,110	TRY	2,674,100	—	(87)
JP Morgan & Chase Co.	6/2/2022	USD	1,908,758	ZAR	29,745,600	—	(7,321)
RBC Capital Markets	6/2/2022	USD	1,837,497	ZAR	28,635,100	—	(7,048)
RBC Capital Markets	6/2/2022	USD	178,962	ZAR	2,839,000	2,516	—
JP Morgan & Chase Co.	6/2/2022	ZAR	2,135,900	USD	135,695	—	(839)
JP Morgan & Chase Co.	6/2/2022	ZAR	27,609,700	USD	1,740,043	—	(24,860)
RBC Capital Markets	6/2/2022	ZAR	31,474,100	USD	1,983,589	—	(28,339)
Goldman Sachs & Co.	6/3/2022	BRL	9,044,100	USD	1,808,024	—	(93,290)
JP Morgan & Chase Co.	6/3/2022	BRL	8,571,600	USD	1,715,617	—	(86,365)
RBC Capital Markets	6/3/2022	BRL	976,200	USD	202,033	—	(3,190)
RBC Capital Markets	6/3/2022	BRL	8,090,700	USD	1,617,913	—	(82,971)
Goldman Sachs & Co.	6/3/2022	CLP	279,999,300	USD	326,130	—	(13,593)
RBC Capital Markets	6/3/2022	CLP	123,072,400	USD	143,433	—	(5,891)
Goldman Sachs & Co.	6/3/2022	COP	830,877,400	USD	207,863	—	(12,444)
Goldman Sachs & Co.	6/3/2022	INR	527,653,300	USD	6,878,546	84,247	—
JP Morgan & Chase Co.	6/3/2022	INR	36,936,300	USD	476,309	700	—
JP Morgan & Chase Co.	6/3/2022	INR	447,586,200	USD	5,844,688	81,368	—
RBC Capital Markets	6/3/2022	MYR	6,177,000	USD	1,415,120	4,444	—
RBC Capital Markets	6/3/2022	MYR	234,600	USD	53,233	—	(344)
Goldman Sachs & Co.	6/3/2022	USD	1,907,796	BRL	9,044,100	—	(6,482)
JP Morgan & Chase Co.	6/3/2022	USD	1,810,035	BRL	8,571,600	—	(8,052)
RBC Capital Markets	6/3/2022	USD	1,912,687	BRL	9,066,900	—	(6,579)
Goldman Sachs & Co.	6/3/2022	USD	340,115	CLP	279,999,300	—	(391)
RBC Capital Markets	6/3/2022	USD	125,996	CLP	103,694,400	—	(183)
RBC Capital Markets	6/3/2022	USD	22,625	CLP	19,378,000	887	—
Goldman Sachs & Co.	6/3/2022	USD	5,988	COP	23,936,000	358	—
Goldman Sachs & Co.	6/3/2022	USD	213,686	COP	806,941,400	275	—
Goldman Sachs & Co.	6/3/2022	USD	6,795,278	INR	527,653,300	—	(978)
JP Morgan & Chase Co.	6/3/2022	USD	33,661	INR	2,583,000	—	(401)
JP Morgan & Chase Co.	6/3/2022	USD	6,208,800	INR	481,939,500	—	(3,132)
RBC Capital Markets	6/3/2022	USD	1,465,509	MYR	6,411,600	—	(1,255)
Goldman Sachs & Co.	6/6/2022	EGP	1,327,600	USD	69,984	—	(1,178)
Goldman Sachs & Co.	6/6/2022	IDR	981,084,100	USD	67,028	—	(252)
Goldman Sachs & Co.	6/6/2022	IDR	8,288,013,300	USD	568,724	357	—
Goldman Sachs & Co.	6/6/2022	IDR	832,855,000	USD	57,213	99	—
JP Morgan & Chase Co.	6/6/2022	IDR	8,266,267,700	USD	568,832	1,956	—
RBC Capital Markets	6/6/2022	IDR	8,448,077,800	USD	581,103	1,759	—
Goldman Sachs & Co.	6/6/2022	TWD	159,049,800	USD	5,411,698	—	(68,583)
JP Morgan & Chase Co.	6/6/2022	TWD	149,534,600	USD	5,094,355	—	(58,067)
JP Morgan & Chase Co.	6/6/2022	TWD	15,745,600	USD	533,478	—	(9,059)
RBC Capital Markets	6/6/2022	TWD	131,309,600	USD	4,470,875	—	(53,579)
Goldman Sachs & Co.	6/6/2022	USD	66,574	EGP	1,238,600	—	(182)
Goldman Sachs & Co.	6/6/2022	USD	4,692	EGP	89,000	79	—
Goldman Sachs & Co.	6/6/2022	USD	694,101	IDR	10,101,952,400	—	(1,340)
JP Morgan & Chase Co.	6/6/2022	USD	568,950	IDR	8,266,267,700	—	(2,074)

See Notes to Financial Statements.	65

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2022

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
RBC Capital Markets	6/6/2022	USD	580,225	IDR	8,448,077,800	$—	$(881)
Goldman Sachs & Co.	6/6/2022	USD	858,989	TWD	25,259,000	11,345	—
Goldman Sachs & Co.	6/6/2022	USD	4,619,210	TWD	133,790,800	—	(9,263)
JP Morgan & Chase Co.	6/6/2022	USD	5,708,963	TWD	165,280,200	—	(14,006)
RBC Capital Markets	6/6/2022	USD	4,533,389	TWD	131,309,600	—	(8,935)
JP Morgan & Chase Co.	6/7/2022	KRW	7,594,020,000	USD	6,048,843	—	(89,054)
RBC Capital Markets	6/7/2022	KRW	542,072,900	USD	427,998	—	(10,134)
RBC Capital Markets	6/7/2022	KRW	7,479,188,200	USD	5,949,841	—	(95,243)
JP Morgan & Chase Co.	6/7/2022	USD	6,135,243	KRW	7,594,020,000	2,654	—
RBC Capital Markets	6/7/2022	USD	5,838,362	KRW	7,222,638,100	—	(636)
RBC Capital Markets	6/7/2022	USD	633,332	KRW	798,623,000	12,158	—
Goldman Sachs & Co.	7/5/2022	AED	5,514,200	USD	1,501,157	—	(116)
JP Morgan & Chase Co.	7/5/2022	BRL	8,571,600	USD	1,794,600	9,431	—
RBC Capital Markets	7/5/2022	CLP	71,892,000	USD	86,732	41	—
Citigroup Global Markets	7/5/2022	CNH	1,500,000	USD	224,317	—	(128)
JP Morgan & Chase Co.	7/5/2022	CNH	11,692,700	USD	1,748,650	—	(929)
RBC Capital Markets	7/5/2022	CNH	17,743,300	USD	2,653,505	—	(1,426)
Citigroup Global Markets	7/5/2022	EUR	21,000	USD	22,534	—	(54)
JP Morgan & Chase Co.	7/5/2022	EUR	220,800	USD	236,927	—	(571)
Citigroup Global Markets	7/5/2022	HKD	8,583,000	USD	1,094,909	44	—
Goldman Sachs & Co.	7/5/2022	HKD	53,458,500	USD	6,819,774	504	—
JP Morgan & Chase Co.	7/5/2022	HKD	58,890,000	USD	7,512,572	450	—
RBC Capital Markets	7/5/2022	HKD	52,652,700	USD	6,716,977	496	—
JP Morgan & Chase Co.	7/5/2022	HUF	39,461,000	USD	106,026	—	(194)
RBC Capital Markets	7/5/2022	HUF	28,733,400	USD	77,203	—	(141)
Goldman Sachs & Co.	7/5/2022	IDR	10,101,952,400	USD	693,387	908	—
JP Morgan & Chase Co.	7/5/2022	IDR	8,266,267,700	USD	567,972	1,328	—
RBC Capital Markets	7/5/2022	IDR	8,448,077,800	USD	579,628	521	—
Goldman Sachs & Co.	7/5/2022	INR	527,653,300	USD	6,769,994	—	(1,492)
JP Morgan & Chase Co.	7/5/2022	INR	481,939,500	USD	6,183,706	—	(1,125)
JP Morgan & Chase Co.	7/5/2022	KRW	7,594,020,000	USD	6,133,757	—	(3,609)
JP Morgan & Chase Co.	7/5/2022	KRW	550,655,000	USD	443,337	—	(1,694)
RBC Capital Markets	7/5/2022	KRW	7,222,638,100	USD	5,837,183	—	(38)
Goldman Sachs & Co.	7/5/2022	KWD	230,000	USD	750,163	—	(152)
Goldman Sachs & Co.	7/5/2022	MXN	15,379,000	USD	775,268	—	(508)
JP Morgan & Chase Co.	7/5/2022	MXN	16,247,200	USD	819,035	—	(537)
RBC Capital Markets	7/5/2022	MXN	13,743,600	USD	692,827	—	(454)
RBC Capital Markets	7/5/2022	MYR	6,411,600	USD	1,463,501	—	(6)
Goldman Sachs & Co.	7/5/2022	PHP	16,674,300	USD	317,273	—	(810)
JP Morgan & Chase Co.	7/5/2022	PHP	4,878,100	USD	92,798	—	(258)
JP Morgan & Chase Co.	7/5/2022	PHP	1,796,000	USD	34,102	—	(159)
RBC Capital Markets	7/5/2022	PHP	16,343,200	USD	311,003	—	(764)
Citigroup Global Markets	7/5/2022	PLN	61,000	USD	14,201	—	(15)
Goldman Sachs & Co.	7/5/2022	PLN	1,538,000	USD	358,070	—	(349)
JP Morgan & Chase Co.	7/5/2022	PLN	1,201,300	USD	279,662	—	(292)
Goldman Sachs & Co.	7/5/2022	QAR	3,721,200	USD	1,019,158	—	(4,033)
Goldman Sachs & Co.	7/5/2022	SAR	16,396,000	USD	4,367,608	39	—
Citigroup Global Markets	7/5/2022	THB	1,798,000	USD	52,377	—	(220)
Goldman Sachs & Co.	7/5/2022	THB	7,096,000	USD	206,730	—	(849)
JP Morgan & Chase Co.	7/5/2022	THB	54,435,900	USD	1,585,897	—	(6,514)
Citigroup Global Markets	7/5/2022	TRY	200,000	USD	11,640	—	(15)
JP Morgan & Chase Co.	7/5/2022	TRY	1,784,200	USD	104,008	35	—
RBC Capital Markets	7/5/2022	TRY	2,674,100	USD	155,702	—	(128)
Goldman Sachs & Co.	7/5/2022	TWD	133,790,800	USD	4,633,608	21,404	—
JP Morgan & Chase Co.	7/5/2022	TWD	165,280,200	USD	5,722,800	25,055	—
JP Morgan & Chase Co.	7/5/2022	TWD	18,678,000	USD	646,588	2,697	—
RBC Capital Markets	7/5/2022	TWD	131,309,600	USD	4,546,731	20,062	—
Citigroup Global Markets	7/5/2022	USD	228,982	AED	841,000	—	(14)

See Notes to Financial Statements.	66

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2022

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
Citigroup Global Markets	7/5/2022	USD	20,853	HUF	7,759,000	$33	$—
Goldman Sachs & Co.	7/5/2022	USD	65,966	IDR	959,812,000	—	(172)
JP Morgan & Chase Co.	7/5/2022	USD	366,387	INR	28,543,000	—	(89)
Citigroup Global Markets	7/5/2022	USD	131,983	MXN	2,618,000	79	—
RBC Capital Markets	7/5/2022	USD	13,248	MYR	58,000	—	(9)
Citigroup Global Markets	7/5/2022	USD	25,513	QAR	93,000	58	—
Citigroup Global Markets	7/5/2022	USD	96,187	SAR	361,000	—	(24)
Citigroup Global Markets	7/5/2022	USD	37,516	ZAR	587,000	—	(165)
JP Morgan & Chase Co.	7/5/2022	ZAR	29,745,600	USD	1,900,890	8,193	—
RBC Capital Markets	7/5/2022	ZAR	28,635,100	USD	1,829,923	7,887	—
Goldman Sachs & Co.	7/6/2022	BRL	9,044,100	USD	1,891,043	7,984	—
RBC Capital Markets	7/6/2022	BRL	9,066,900	USD	1,895,889	8,083	—
Goldman Sachs & Co.	7/6/2022	CLP	279,999,300	USD	338,163	597	—
RBC Capital Markets	7/6/2022	CLP	103,694,400	USD	125,273	259	—
Goldman Sachs & Co.	7/6/2022	COP	806,941,400	USD	212,801	—	(234)
Goldman Sachs & Co.	7/6/2022	EGP	1,238,600	USD	65,517	7	—
RBC Capital Markets	7/6/2022	USD	149,179	BRL	713,000	—	(727)
Goldman Sachs & Co.	7/6/2022	USD	1,693	EGP	32,000	—	—
JP Morgan & Chase Co.	7/7/2022	CZK	3,675,000	USD	158,472	—	(324)
JP Morgan & Chase Co.	7/7/2022	USD	12,165	CZK	282,000	20	—

Total unrealized appreciation (depreciation)						$402,877	$(999,496)

Currency Abbreviations

AED	Arab Emirates Dirham
BRL	Brazilian Real
CLP	Chilean Peso
CNH	Chinese Yuan
COP	Colombian Peso
CZK	Czech Koruna
EGP	Egyptian Pound
EUR	Euro
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
KWD	Kuwaiti Dinar
MXN	Mexican Peso
MYR	Malaysian Ringgit
PHP	Philippine Peso
PLN	Polish Zloty
QAR	Qatari Rial
SAR	Saudi Riyal
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand

See Notes to Financial Statements.	67

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2022

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2022 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$94,618,470	$—	$98,815	$94,717,285
Preferred Stocks (a)	2,393,401	—	0	2,393,401
Corporate Bonds	—	956	—	956
Rights (a)	1,124	619	—	1,743
Warrants	540	—	—	540
Short-Term Investments (a)	374,508	—	—	374,508
Derivatives (b)
Forward Foreign Currency Contracts	—	402,877	—	402,877
Futures Contracts	27,060	—	—	27,060

TOTAL	$97,415,103	$404,452	$98,815	$97,918,370

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Forward Foreign Currency Contracts	$—	$(999,496)	$—	$(999,496)

TOTAL	$—	$(999,496)	$—	$(999,496)

(a)	See Schedule of Investments for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contracts.

During the year ended May 31, 2022, the amount of transfers from Level 1 to Level 3 was $3,935,950, the amount of transfers from Level 3 to Level 1 was $11,205, the amount of transfers from Level 3 to Level 2 was $633. The investments were transferred from Level 1 to Level 3 due to the lack of observable market data due to a decrease in market activity. The investment was transferred from Level 3 to Level 1 due to the availability of a pricing source supported by observable inputs. The investment was transferred from Level 3 to Level 2 due to the availability of a pricing source supported by observable inputs.

See Notes to Financial Statements.	68

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Europe Hedged Equity ETF

May 31, 2022

	Number of Shares	Value
COMMON STOCKS — 96.7%
Austria — 0.3%
Erste Group Bank AG	18,315	$570,397
OMV AG	7,841	457,923
Verbund AG	3,620	360,061
voestalpine AG	6,125	179,380

(Cost $1,648,278)		1,567,761

Belgium — 1.3%
Ageas SA/NV (a)	8,138	409,657
Anheuser-Busch InBev SA/NV	45,746	2,562,102
D’ieteren Group	1,276	199,587
Elia Group SA/NV (a)	1,691	278,297
Groupe Bruxelles Lambert SA	4,724	435,942
KBC Group NV	13,326	831,186
Proximus SADP	8,520	147,032
Sofina SA	826	194,554
Solvay SA	3,956	386,899
UCB SA	6,750	595,370
Umicore SA (a)	10,514	467,182
Warehouses De Pauw CVA REIT	7,425	273,728

(Cost $9,372,731)		6,781,536

Chile — 0.1%
Antofagasta PLC (Cost $352,431)	21,436	399,095

Denmark — 4.0%
A.P. Moller — Maersk A/S, Class A	167	482,455
A.P. Moller — Maersk A/S, Class B	278	811,152
Carlsberg A/S, Class B	5,362	682,606
Chr Hansen Holding A/S	5,631	422,212
Coloplast A/S, Class B	6,341	754,165
Danske Bank A/S	36,833	602,735
Demant A/S *	4,523	199,134
DSV A/S	9,972	1,636,854
Genmab A/S *	3,507	1,069,329
GN Store Nord AS	6,639	262,021
Novo Nordisk A/S, Class B	88,687	9,824,889
Novozymes A/S, Class B	10,967	696,174
Orsted AS, 144A	10,094	1,142,264
Pandora A/S	5,003	404,003
ROCKWOOL A/S, Class B	428	119,169
Tryg A/S	19,258	448,946
Vestas Wind Systems A/S	53,895	1,377,035

(Cost $17,451,239)		20,935,143

Finland — 1.8%
Elisa OYJ	7,582	428,960
Fortum OYJ	23,764	438,804
Kesko OYJ, Class B	14,512	363,311
Kone OYJ, Class B	18,092	922,189
Neste OYJ	22,567	1,034,727
Nokia OYJ	287,858	1,446,570
Nordea Bank Abp	171,258	1,739,945
Orion OYJ, Class B	5,660	232,114
Sampo OYJ, Class A	26,605	1,201,881
Stora Enso OYJ, Class R	28,476	550,726

	Number of Shares	Value
Finland (Continued)
UPM-Kymmene OYJ	28,407	$1,006,075
Wartsila OYJ Abp	25,232	213,615

(Cost $10,896,088)		9,578,917

France — 16.4%
Accor SA *	9,078	297,926
Aeroports de Paris *	1,533	229,007
Air Liquide SA	24,998	4,370,075
Airbus SE	31,033	3,624,060
Alstom SA	16,915	461,241
Amundi SA, 144A (a)	3,278	190,559
Arkema SA	3,277	395,954
AXA SA (a)	100,991	2,548,929
BioMerieux	2,265	238,053
BNP Paribas SA (a)	57,920	3,302,382
Bollore SE	46,823	249,324
Bouygues SA	12,252	422,610
Bureau Veritas SA	15,723	453,550
Capgemini SE	8,558	1,658,334
Carrefour SA *(a)	33,136	676,957
Cie de Saint-Gobain	25,946	1,534,774
Cie Generale des Etablissements Michelin SCA	9,052	1,178,281
Covivio REIT	2,764	201,479
Credit Agricole SA (a)	66,020	731,013
Danone SA (a)	34,407	2,021,598
Dassault Aviation SA	1,335	226,014
Dassault Systemes SE	35,480	1,492,540
Edenred *	13,327	656,987
Eiffage SA	4,446	439,594
Electricite de France SA (a)	29,168	258,585
Engie SA (a)	97,436	1,307,113
EssilorLuxottica SA (a)	15,339	2,470,902
Eurazeo SE	2,110	162,867
Gecina SA REIT	2,478	291,032
Getlink SE	23,671	455,510
Hermes International	1,690	2,013,874
Ipsen SA	2,012	201,310
Kering SA	3,940	2,155,924
Klepierre SA REIT *	10,958	249,631
La Francaise des Jeux SAEM, 144A	5,067	184,623
Legrand SA	14,264	1,233,625
L’Oreal SA	12,675	4,470,663
LVMH Moet Hennessy Louis Vuitton SE	14,595	9,357,211
Orange SA	106,414	1,330,677
Pernod Ricard SA	11,034	2,161,814
Publicis Groupe SA	12,172	664,862
Remy Cointreau SA	1,229	226,012
Renault SA *	10,376	284,606
Safran SA	18,238	1,884,519
Sanofi (a)	59,893	6,389,952
Sartorius Stedim Biotech	1,474	508,113
Schneider Electric SE	28,422	3,937,327
SEB SA	1,473	156,869
Societe Generale SA (a)	41,333	1,109,549
Sodexo SA	4,719	351,789
Teleperformance	3,136	1,039,286

See Notes to Financial Statements.	69

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Europe Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
France (Continued)
Thales SA	5,696	$694,658
TotalEnergies SE (a)	130,575	7,792,543
Ubisoft Entertainment SA *	4,925	257,753
Unibail-Rodamco-Westfield REIT *(a)	5,949	418,255
Valeo (a)	9,877	218,961
Veolia Environnement SA *	34,951	977,064
Vinci SA	28,015	2,697,173
Vivendi SE	36,807	438,607
Wendel SE	1,492	153,366
Worldline SA, 144A *	12,717	518,926

(Cost $88,977,150)		86,626,792

Germany — 11.4%
adidas AG	8,843	1,751,154
Allianz SE	21,379	4,475,989
BASF SE	48,373	2,663,534
Bayer AG	51,720	3,696,790
Bayerische Motoren Werke AG	17,715	1,533,417
Bechtle AG	4,414	196,844
Beiersdorf AG	5,415	561,097
Brenntag SE	8,261	638,185
Carl Zeiss Meditec AG	2,144	285,985
Commerzbank AG *	53,437	463,413
Continental AG	5,856	448,117
Covestro AG, 144A	10,321	470,905
Daimler Truck Holding AG *	21,957	684,294
Delivery Hero SE, 144A *	8,739	335,304
Deutsche Bank AG (b)	110,312	1,228,546
Deutsche Boerse AG	10,142	1,701,242
Deutsche Lufthansa AG *	31,948	234,117
Deutsche Post AG	52,206	2,158,043
Deutsche Telekom AG	170,431	3,499,047
E.ON SE	119,700	1,218,732
Evonik Industries AG	11,207	299,940
Fresenius Medical Care AG & Co. KGaA	10,948	665,703
Fresenius SE & Co. KGaA	22,347	764,821
GEA Group AG	8,184	326,398
Hannover Rueck SE	3,218	491,947
HeidelbergCement AG	7,941	461,206
HelloFresh SE *	8,862	329,368
Henkel AG & Co. KGaA	5,442	366,602
Infineon Technologies AG	67,894	2,109,368
KION Group AG	3,847	188,615
Knorr-Bremse AG	3,861	263,538
LEG Immobilien SE	3,873	398,573
Mercedes-Benz Group AG	42,215	3,000,180
Merck KGaA	6,900	1,296,312
MTU Aero Engines AG	2,852	562,906
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	7,476	1,827,489
Nemetschek SE	3,078	219,610
Puma SE	5,651	419,932
Rational AG	277	179,911
Rheinmetall AG	2,302	465,348
RWE AG	34,277	1,508,722
SAP SE	54,959	5,474,727
Scout24 SE, 144A	4,462	276,202

	Number of Shares	Value
Germany (Continued)
Siemens AG	40,285	$5,295,283
Siemens Energy AG	21,299	410,094
Siemens Healthineers AG, 144A	15,046	902,610
Symrise AG	7,087	781,748
Telefonica Deutschland Holding AG	55,184	175,300
Uniper SE	4,982	128,576
United Internet AG	5,141	168,554
Volkswagen AG	1,444	324,613
Vonovia SE	36,196	1,377,524
Zalando SE, 144A *	11,882	482,812

(Cost $75,398,560)		60,189,287

Ireland — 1.4%
AerCap Holdings NV *	7,186	355,276
CRH PLC	39,506	1,638,151
DCC PLC	5,269	372,475
Experian PLC	49,253	1,648,414
Flutter Entertainment PLC *	8,887	1,086,202
Kerry Group PLC, Class A	8,479	877,494
Kingspan Group PLC	8,215	677,316
Smurfit Kappa Group PLC	13,146	532,903

(Cost $7,728,845)		7,188,231

Italy — 3.0%
Amplifon SpA	6,519	224,371
Assicurazioni Generali SpA (a)	59,123	1,075,842
Atlantia SpA	26,484	641,708
Davide Campari-Milano NV	27,904	297,826
DiaSorin SpA	1,339	176,092
Enel SpA	423,729	2,749,382
Eni SpA	132,926	2,026,094
Ferrari NV	6,728	1,310,225
FinecoBank Banca Fineco SpA	32,453	458,842
Infrastrutture Wireless Italiane SpA, 144A	17,928	199,491
Intesa Sanpaolo SpA	881,609	1,921,771
Mediobanca Banca di Credito Finanziario SpA	33,186	340,379
Moncler SpA	10,948	525,370
Nexi SpA, 144A *	28,017	285,136
Poste Italiane SpA, 144A	27,270	294,953
Prysmian SpA	13,649	440,466
Recordati Industria Chimica e Farmaceutica SpA	5,590	250,128
Snam SpA	107,715	625,599
Telecom Italia SpA	536,618	171,443
Terna — Rete Elettrica Nazionale	75,218	637,120
UniCredit SpA	112,852	1,320,560

(Cost $18,880,159)		15,972,798

Jordan — 0.0%
Hikma Pharmaceuticals PLC (Cost $303,361)	9,562	204,654

Luxembourg — 0.5%
ArcelorMittal SA	32,115	1,032,761
Aroundtown SA	53,068	248,622

See Notes to Financial Statements.	70

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Europe Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
Luxembourg (Continued)
Eurofins Scientific SE	7,174	$668,657
Tenaris SA	25,209	422,862

(Cost $2,226,311)		2,372,902

Netherlands — 6.8%
ABN AMRO Bank NV, 144A (a)	22,674	265,446
Adyen NV, 144A *	1,131	1,757,170
Aegon NV	95,561	510,178
Akzo Nobel NV	9,381	818,770
Argenx SE *	2,445	762,513
ASM International NV	2,499	776,269
ASML Holding NV	21,408	12,318,658
Euronext NV, 144A	4,592	397,337
EXOR NV	5,795	427,398
Heineken Holding NV	4,877	386,657
Heineken NV	13,840	1,393,972
IMCD NV	3,037	455,474
ING Groep NV	205,614	2,323,036
JDE Peet’s NV	5,429	159,113
Just Eat Takeaway.com NV, 144A *	9,630	214,933
Koninklijke Ahold Delhaize NV	55,815	1,540,249
Koninklijke DSM NV	9,322	1,574,202
Koninklijke KPN NV	179,446	653,642
Koninklijke Philips NV	45,850	1,180,843
NN Group NV	14,391	715,465
OCI NV *	5,515	194,197
Prosus NV *	43,576	2,258,589
QIAGEN NV *	12,325	566,441
Randstad NV	6,418	362,141
Stellantis NV	108,727	1,626,431
Universal Music Group NV	38,726	868,488
Wolters Kluwer NV	14,015	1,386,321

(Cost $36,161,795)		35,893,933

Norway — 1.2%
Adevinta ASA *	15,761	131,837
Aker BP ASA (a)	6,719	292,341
DNB Bank ASA	49,677	1,007,835
Equinor ASA	51,472	1,980,315
Gjensidige Forsikring ASA	10,580	231,182
Kongsberg Gruppen ASA	4,580	163,211
Mowi ASA	21,453	560,092
Norsk Hydro ASA	71,697	574,944
Orkla ASA	40,212	316,285
Salmar ASA	2,937	218,098
Telenor ASA	37,131	513,229
Yara International ASA (a)	8,829	457,433

(Cost $5,659,408)		6,446,802

Portugal — 0.3%
EDP — Energias de Portugal SA	147,983	742,228
Galp Energia SGPS SA	26,602	350,128
Jeronimo Martins SGPS SA	15,215	311,491

(Cost $1,380,401)		1,403,847

Spain — 3.9%
Acciona SA	1,247	240,300
ACS Actividades de Construccion y Servicios SA	10,491	297,333

	Number of Shares	Value
Spain (Continued)
Aena SME SA, 144A *	4,002	$610,726
Amadeus IT Group SA *	24,036	1,492,495
Banco Bilbao Vizcaya Argentaria SA	355,875	1,940,431
Banco Santander SA	913,275	2,955,557
CaixaBank SA	236,625	855,569
Cellnex Telecom SA, 144A *	27,182	1,226,488
EDP Renovaveis SA	15,585	382,143
Enagas SA	13,256	303,262
Endesa SA	16,862	373,449
Ferrovial SA *	297	7,655
Ferrovial SA	25,857	666,489
Grifols SA	15,488	325,726
Iberdrola SA	304,493	3,607,216
Industria de Diseno Textil SA	58,233	1,399,735
Naturgy Energy Group SA	7,479	225,938
Red Electrica Corp. SA	20,094	416,122
Repsol SA	77,541	1,248,247
Siemens Gamesa Renewable Energy SA *	12,950	249,689
Telefonica SA	271,557	1,475,143

(Cost $26,670,130)		20,299,713

Sweden — 5.1%
Alfa Laval AB	14,673	396,050
Assa Abloy AB, Class B	53,509	1,316,089
Atlas Copco AB, Class A	143,408	1,605,602
Atlas Copco AB, Class B	83,288	804,570
Boliden AB	14,590	612,078
Electrolux AB, Class B	12,021	186,581
Embracer Group AB *(a)	29,781	270,244
Epiroc AB, Class A	35,184	680,554
Epiroc AB, Class B	20,809	349,446
EQT AB	15,772	462,213
Essity AB, Class B	32,482	852,133
Evolution AB, 144A	9,186	960,744
Fastighets AB Balder, Class B *	34,512	249,353
Getinge AB, Class B	12,293	356,230
H & M Hennes & Mauritz AB, Class B (a)	38,991	537,477
Hexagon AB, Class B	103,894	1,264,905
Holmen AB, Class B	4,717	242,082
Husqvarna AB, Class B	22,263	200,655
Industrivarden AB, Class A	6,903	178,832
Industrivarden AB, Class C	8,672	224,749
Indutrade AB	13,304	300,247
Investment AB Latour, Class B (a)	7,883	193,484
Investor AB, Class A (a)	26,611	555,057
Investor AB, Class B	97,271	1,822,919
Kinnevik AB, Class B *	12,529	249,978
L E Lundbergforetagen AB, Class B	4,047	199,202
Lifco AB, Class B	12,346	253,975
Lundin Energy AB	10,674	516,980
Nibe Industrier AB, Class B	76,082	662,975
Sagax AB, Class B	8,508	231,737
Sandvik AB	54,786	1,121,980
Securitas AB, Class B	16,717	178,280
Sinch AB, 144A *	27,908	134,797

See Notes to Financial Statements.	71

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Europe Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
Sweden (Continued)
Skandinaviska Enskilda Banken AB, Class A	86,814	$958,284
Skanska AB, Class B	18,160	313,144
SKF AB, Class B	20,643	364,203
Svenska Cellulosa AB SCA, Class B	32,624	590,783
Svenska Handelsbanken AB, Class A	77,892	766,322
Swedbank AB, Class A	48,338	730,320
Swedish Match AB	84,451	872,532
Swedish Orphan Biovitrum AB *	8,680	181,493
Tele2 AB, Class B	26,703	326,612
Telefonaktiebolaget LM Ericsson, Class B	155,781	1,263,195
Telia Co. AB	142,009	581,940
Volvo AB, Class A	9,307	170,397
Volvo AB, Class B	76,326	1,336,923
Volvo Car AB, Class B *	30,914	254,980

(Cost $29,799,248)		26,883,326

Switzerland — 16.3%
ABB Ltd.	86,506	2,649,652
Adecco Group AG	8,529	331,575
Alcon, Inc.	26,665	1,995,983
Bachem Holding AG	1,720	134,935
Baloise Holding AG	2,440	414,637
Barry Callebaut AG	190	416,368
Chocoladefabriken Lindt & Spruengli AG	6	621,768
Chocoladefabriken Lindt & Spruengli AG Participation Certificates	57	572,852
Cie Financiere Richemont SA, Class A	27,492	3,048,138
Clariant AG *	11,314	216,561
Coca-Cola HBC AG *	10,771	237,180
Credit Suisse Group AG	141,498	992,787
EMS-Chemie Holding AG	373	319,259
Geberit AG	1,918	1,051,381
Givaudan SA	493	1,810,202
Glencore PLC *	521,297	3,429,607
Holcim AG *	27,949	1,383,464
Julius Baer Group Ltd.	11,819	606,845
Kuehne + Nagel International AG	2,900	764,304
Logitech International SA	9,250	564,142
Lonza Group AG	3,922	2,360,069
Nestle SA	148,257	18,083,892
Novartis AG	115,392	10,449,280
Partners Group Holding AG	1,211	1,299,754
Roche Holding AG	1,408	549,872
Roche Holding AG	37,002	12,591,173
Schindler Holding AG	953	190,362
Schindler Holding AG Participation Certificates	2,174	445,702
SGS SA	321	796,476
Sika AG	7,573	2,096,155
Sonova Holding AG	2,865	1,012,547
STMicroelectronics NV	36,458	1,457,164
Straumann Holding AG	5,518	701,543
Swatch Group AG — Bearer	1,556	399,706
Swatch Group AG — Registered	2,757	133,941
Swiss Life Holding AG	1,684	953,307

	Number of Shares	Value
Switzerland (Continued)
Swiss Prime Site AG	4,024	$404,833
Swiss Re AG	16,099	1,324,576
Swisscom AG	1,385	818,409
Temenos AG	3,346	324,972
UBS Group AG	184,971	3,479,777
VAT Group AG, 144A	1,439	426,359
Vifor Pharma AG *	2,270	396,043
Zurich Insurance Group AG	7,908	3,611,034

(Cost $80,536,316)		85,868,586

United Kingdom — 22.9%
3i Group PLC	51,894	830,148
abrdn PLC	117,940	289,802
Admiral Group PLC	9,466	265,162
Anglo American PLC	67,002	3,281,767
Ashtead Group PLC	23,812	1,246,130
Associated British Foods PLC	18,878	411,536
AstraZeneca PLC	81,603	10,749,644
Auto Trader Group PLC, 144A	50,817	377,548
AVEVA Group PLC	6,439	184,832
Aviva PLC	149,004	807,369
BAE Systems PLC	164,127	1,563,534
Barclays PLC	894,165	1,904,864
Barratt Developments PLC	54,573	347,138
Berkeley Group Holdings PLC *	5,979	316,434
BP PLC	1,024,149	5,604,133
British American Tobacco PLC	114,792	5,065,627
British Land Co. PLC REIT	46,868	310,411
BT Group PLC	361,915	853,953
Bunzl PLC	18,015	628,129
Burberry Group PLC	21,623	466,744
CNH Industrial NV	54,670	814,044
Coca-Cola Europacific Partners PLC	10,939	581,189
Compass Group PLC	92,746	2,077,353
Croda International PLC	7,445	648,259
Diageo PLC	121,771	5,639,059
Entain PLC *	31,300	576,630
Ferguson PLC	11,373	1,366,044
GSK PLC	268,587	5,863,930
Halma PLC	20,263	569,140
Hargreaves Lansdown PLC	18,607	200,938
HSBC Holdings PLC	1,064,784	7,151,451
Imperial Brands PLC	46,888	1,057,892
Informa PLC *	80,223	550,936
InterContinental Hotels Group PLC	9,789	608,369
Intertek Group PLC	8,606	502,639
J Sainsbury PLC	93,921	270,311
JD Sports Fashion PLC	137,108	211,902
Johnson Matthey PLC	10,317	274,310
Kingfisher PLC	111,670	370,926
Land Securities Group PLC REIT	37,779	365,038
Legal & General Group PLC	318,653	1,042,787
Lloyds Banking Group PLC	3,690,440	2,087,532
London Stock Exchange Group PLC	17,562	1,638,055
M&G PLC	138,355	376,752
Melrose Industries PLC	236,199	402,997
Mondi PLC	25,856	501,261

See Notes to Financial Statements.	72

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Europe Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
United Kingdom (Continued)
National Grid PLC	192,948	$2,847,099
NatWest Group PLC	301,687	867,516
Next PLC	7,098	579,405
Ocado Group PLC *	26,045	305,482
Pearson PLC	34,832	331,120
Persimmon PLC	16,972	465,583
Phoenix Group Holdings PLC	37,394	300,439
Prudential PLC	146,593	1,916,491
Reckitt Benckiser Group PLC	37,648	2,911,885
RELX PLC	100,526	2,883,076
Rentokil Initial PLC	99,128	632,301
Rio Tinto PLC	59,202	4,289,530
Rolls-Royce Holdings PLC *	446,576	487,832
Sage Group PLC	54,681	452,421
Schroders PLC	6,554	244,623
Segro PLC REIT	63,790	890,631
Severn Trent PLC	13,344	490,151
Shell PLC	401,450	12,021,945
Smith & Nephew PLC	46,934	764,701
Smiths Group PLC	21,135	414,131
Spirax-Sarco Engineering PLC	3,928	522,934
SSE PLC	56,862	1,269,671
St James’s Place PLC	28,702	468,007
Standard Chartered PLC	139,764	1,109,184
Taylor Wimpey PLC	196,686	322,445
Tesco PLC	401,987	1,311,950
Unilever PLC	134,499	6,482,700
United Utilities Group PLC	36,299	483,934
Vodafone Group PLC	1,412,780	2,324,645
Whitbread PLC	10,770	369,546
WPP PLC	60,157	697,851

(Cost $134,151,268)		120,713,878

TOTAL COMMON STOCKS (Cost $547,593,719)		509,327,201

	Number of Shares	Value
PREFERRED STOCKS — 0.7%
Germany — 0.7%
Bayerische Motoren Werke AG	3,008	$235,250
Henkel AG & Co. KGaA	9,589	655,745
Porsche Automobil Holding SE	8,175	668,226
Sartorius AG	1,237	498,790
Volkswagen AG	9,916	1,646,619

(Cost $4,715,232)		3,704,630

WARRANTS — 0.0%
Switzerland — 0.0%
Cie Financiere Richemont SA *, expires 11/22/23 (Cost $0)	48,882	29,048

SECURITIES LENDING COLLATERAL — 4.1%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.68% (c)(d) (Cost $21,303,043)	21,303,043	21,303,043

CASH EQUIVALENTS — 0.1%
DWS ESG Liquidity Fund “Capital Shares”, 0.86% (c) (Cost $641,526)	641,526	641,141

TOTAL INVESTMENTS — 101.6% (Cost $574,253,520)		$535,005,063
Other assets and liabilities, net — (1.6%)		(8,409,164)

NET ASSETS — 100.0%		$526,595,899

A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2022 is as follows:

Value ($) at 5/31/2021	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 5/31/2022	Value ($) at 5/31/2022
COMMON STOCKS — 0.2%
Germany — 0.2%
Deutsche Bank AG (b)
1,491,094	395,969		(278,732)	11,712	(391,497)	23,289	—	110,312	1,228,546

SECURITIES LENDING COLLATERAL — 4.1%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.68% (c)(d)
14,135,967	7,167,076	(e)	—	—	—	17,448	—	21,303,043	21,303,043

CASH EQUIVALENTS — 0.1%
DWS ESG Liquidity Fund “Capital Shares”, 0.86% (c)
640,273	1,189		—	—	(321)	1,193	—	641,526	641,141
DWS Government Money Market Series “Institutional Shares”, 0.72% (c)
1,333,863	290,189,681		(291,523,544)	—	—	14,154	—	—	—

17,601,197	297,753,915		(291,802,276)	11,712	(391,818)	56,084	—	22,054,881	23,172,730

See Notes to Financial Statements.	73

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Europe Hedged Equity ETF (Continued)

May 31, 2022

*	Non-income producing security.
(a)

All or a portion of these securities were on loan. In addition, “Other assets and liabilities, net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2022 amounted to $27,408,089, which is 5.2% of net assets.

(b)	Affiliated issuer. This security is owned in proportion with its representation in the index.
(c)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(d)

Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $9,335,506.

(e)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended May 31, 2022.

CVA:	Credit Valuation Adjustment
REIT:	Real Estate Investment Trust
144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Securities are listed in country of domicile.

At May 31, 2022, open futures contracts purchased were as follows:

Contract Description	Currency	Number of Contracts	Notional Amount	Contract Value	Expiration Date	Unrealized Appreciation (Depreciation)
AMSTERDAM Index Futures	EUR	9	$1,350,832	$1,376,655	6/17/2022	$25,823
CAC40 10 EURO Futures	EUR	34	2,309,463	2,356,669	6/17/2022	47,206
DAX Index Futures	EUR	5	1,896,041	1,929,305	6/17/2022	33,264
FTSE 100 Index Futures	GBP	38	3,600,655	3,632,229	6/17/2022	31,574
FTSE/MIB Index Futures	EUR	5	645,149	657,764	6/17/2022	12,615
IBEX 35 Index Futures	EUR	6	540,786	568,297	6/17/2022	27,511
OMXS30 Index Futures	SEK	54	1,119,324	1,129,936	6/17/2022	10,612
SWISS MKT IX Futures	CHF	18	2,241,882	2,176,439	6/17/2022	(65,443)

Total net unrealized appreciation						$123,162

As of May 31, 2022, the Fund had the following forward foreign currency contracts outstanding:

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
Goldman Sachs & Co.	6/2/2022	CHF	3,690,000	USD	3,806,718	$—	$(40,238)
Goldman Sachs & Co.	6/2/2022	CHF	24,902,200	USD	25,690,248	—	(271,178)
JP Morgan & Chase Co.	6/2/2022	CHF	28,927,122	USD	29,842,619	—	(314,931)
RBC Capital Markets	6/2/2022	CHF	25,426,917	USD	26,231,787	—	(276,675)
Goldman Sachs & Co.	6/2/2022	DKK	48,813,200	USD	6,930,986	—	(112,919)
JP Morgan & Chase Co.	6/2/2022	DKK	51,088,242	USD	7,253,710	—	(118,490)
RBC Capital Markets	6/2/2022	DKK	7,092,000	USD	1,006,966	—	(16,433)
RBC Capital Markets	6/2/2022	DKK	47,380,000	USD	6,727,486	—	(109,603)
Goldman Sachs & Co.	6/2/2022	EUR	3,177,000	USD	3,355,659	—	(55,012)
Goldman Sachs & Co.	6/2/2022	EUR	76,338,000	USD	80,632,013	—	(1,320,690)
JP Morgan & Chase Co.	6/2/2022	EUR	77,351,623	USD	81,703,425	—	(1,337,453)
RBC Capital Markets	6/2/2022	EUR	81,088,073	USD	85,650,088	—	(1,402,058)
Goldman Sachs & Co.	6/2/2022	NOK	13,837,000	USD	1,485,201	8,884	—
Goldman Sachs & Co.	6/2/2022	NOK	2,287,000	USD	245,473	1,465	—
JP Morgan & Chase Co.	6/2/2022	NOK	23,573,291	USD	2,530,233	15,118	—
RBC Capital Markets	6/2/2022	NOK	18,440,700	USD	1,979,341	11,840	—
Goldman Sachs & Co.	6/2/2022	SEK	83,221,950	USD	8,503,889	—	(17,755)
JP Morgan & Chase Co.	6/2/2022	SEK	100,752,136	USD	10,294,749	—	(21,926)
RBC Capital Markets	6/2/2022	SEK	90,741,300	USD	9,272,241	—	(19,359)
Goldman Sachs & Co.	6/2/2022	USD	29,828,595	CHF	28,592,200	—	(20,213)
JP Morgan & Chase Co.	6/2/2022	USD	30,178,000	CHF	28,927,122	—	(20,450)
RBC Capital Markets	6/2/2022	USD	26,526,438	CHF	25,426,917	—	(17,976)
Goldman Sachs & Co.	6/2/2022	USD	7,028,589	DKK	48,813,200	15,315	—
JP Morgan & Chase Co.	6/2/2022	USD	7,356,171	DKK	51,088,242	16,029	—
RBC Capital Markets	6/2/2022	USD	7,843,397	DKK	54,472,000	17,090	—
Goldman Sachs & Co.	6/2/2022	USD	85,180,444	EUR	79,515,000	182,929	—

See Notes to Financial Statements.	74

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Europe Hedged Equity ETF (Continued)

May 31, 2022

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
JP Morgan & Chase Co.	6/2/2022	USD	82,862,926	EUR	77,351,623	$177,952	$—
RBC Capital Markets	6/2/2022	USD	86,865,598	EUR	81,088,073	186,548	—
Goldman Sachs & Co.	6/2/2022	USD	1,715,191	NOK	16,124,000	5,133	—
JP Morgan & Chase Co.	6/2/2022	USD	2,507,610	NOK	23,573,291	7,505	—
RBC Capital Markets	6/2/2022	USD	1,961,631	NOK	18,440,700	5,871	—
Goldman Sachs & Co.	6/2/2022	USD	8,506,227	SEK	83,221,950	15,417	—
JP Morgan & Chase Co.	6/2/2022	USD	51,806	SEK	507,000	109	—
JP Morgan & Chase Co.	6/2/2022	USD	10,246,190	SEK	100,245,136	18,570	—
RBC Capital Markets	6/2/2022	USD	9,274,790	SEK	90,741,300	16,810	—
Goldman Sachs & Co.	6/6/2022	GBP	30,533,454	USD	38,333,225	—	(143,227)
JP Morgan & Chase Co.	6/6/2022	GBP	36,053,650	USD	45,263,735	—	(168,941)
RBC Capital Markets	6/6/2022	GBP	29,720,720	USD	37,313,027	—	(139,266)
RBC Capital Markets	6/6/2022	GBP	4,395,000	USD	5,517,641	—	(20,678)
Goldman Sachs & Co.	6/6/2022	USD	38,481,312	GBP	30,533,454	—	(4,860)
JP Morgan & Chase Co.	6/6/2022	USD	45,438,415	GBP	36,053,650	—	(5,739)
RBC Capital Markets	6/6/2022	USD	42,996,042	GBP	34,115,720	—	(5,430)
Goldman Sachs & Co.	7/5/2022	CHF	28,592,200	USD	29,880,342	10,906	—
JP Morgan & Chase Co.	7/5/2022	CHF	28,927,122	USD	30,230,353	11,034	—
RBC Capital Markets	7/5/2022	CHF	25,426,917	USD	26,572,733	9,977	—
Goldman Sachs & Co.	7/5/2022	DKK	48,813,200	USD	7,040,247	—	(17,370)
JP Morgan & Chase Co.	7/5/2022	DKK	51,088,242	USD	7,368,054	—	(18,498)
RBC Capital Markets	7/5/2022	DKK	54,472,000	USD	7,856,236	—	(19,553)
Goldman Sachs & Co.	7/5/2022	EUR	79,515,000	USD	85,321,583	—	(207,071)
JP Morgan & Chase Co.	7/5/2022	EUR	77,351,623	USD	83,001,463	—	(200,200)
RBC Capital Markets	7/5/2022	EUR	81,088,073	USD	87,010,340	—	(210,357)
Goldman Sachs & Co.	7/5/2022	GBP	30,533,454	USD	38,486,045	2,919	—
JP Morgan & Chase Co.	7/5/2022	GBP	36,053,650	USD	45,444,472	3,916	—
RBC Capital Markets	7/5/2022	GBP	34,115,720	USD	43,001,773	3,706	—
Citigroup Global Markets	7/5/2022	NOK	2,382,000	USD	253,446	—	(783)
Goldman Sachs & Co.	7/5/2022	NOK	16,124,000	USD	1,715,648	—	(5,253)
JP Morgan & Chase Co.	7/5/2022	NOK	23,573,291	USD	2,508,235	—	(7,723)
RBC Capital Markets	7/5/2022	NOK	18,440,700	USD	1,962,152	—	(6,008)
Citigroup Global Markets	7/5/2022	SEK	11,467,000	USD	1,173,261	—	(2,333)
Goldman Sachs & Co.	7/5/2022	SEK	83,221,950	USD	8,515,366	—	(16,530)
JP Morgan & Chase Co.	7/5/2022	SEK	100,245,136	USD	10,256,726	—	(20,384)
RBC Capital Markets	7/5/2022	SEK	90,741,300	USD	9,284,612	—	(18,167)
Citigroup Global Markets	7/5/2022	USD	3,651,676	CHF	3,494,000	—	(1,596)
Citigroup Global Markets	7/5/2022	USD	837,872	DKK	5,809,000	2,018	—
Citigroup Global Markets	7/5/2022	USD	1,152,445	EUR	1,074,000	2,781	—
Citigroup Global Markets	7/5/2022	USD	703,346	GBP	558,000	—	(66)

Total unrealized appreciation (depreciation)						$749,842	$(6,733,392)

For information on the Fund’s policy and additional disclosures regarding open futures contracts and forward foreign currency contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Currency Abbreviations

CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
NOK	Norwegian Krone
SEK	Swedish Krona
USD	U.S. Dollar

See Notes to Financial Statements.	75

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Europe Hedged Equity ETF (Continued)

May 31, 2022

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2022 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$509,327,201	$—	$—	$509,327,201
Preferred Stocks	3,704,630	—	—	3,704,630
Warrants	29,048	—	—	29,048
Short-Term Investments (a)	21,944,184	—	—	21,944,184
Derivatives (b)
Forward Foreign Currency Contracts	—	749,842	—	749,842
Futures Contracts	188,605	—	—	188,605

TOTAL	$535,193,668	$749,842	$—	$535,943,510

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Forward Foreign Currency Contracts	$—	$(6,733,392)	$—	$(6,733,392)
Futures Contracts	(65,443)	—	—	(65,443)

TOTAL	$(65,443)	$(6,733,392)	$—	$(6,798,835)

(a)	See Schedule of Investments for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contracts.

See Notes to Financial Statements.	76

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Eurozone Hedged Equity ETF

May 31, 2022

	Number of Shares	Value
COMMON STOCKS — 96.9%
Austria — 1.1%
Agrana Beteiligungs AG	38	$673
ANDRITZ AG	173	8,008
AT&S Austria Technologie & Systemtechnik AG	52	3,104
BAWAG Group AG, 144A *	208	10,611
CA Immobilien Anlagen AG	87	2,905
DO & CO AG *(a)	11	1,026
Erste Group Bank AG	820	25,538
EVN AG	80	2,001
FACC AG *	45	370
IMMOFINANZ AG *	209	4,568
Lenzing AG (a)	31	2,935
Oesterreichische Post AG (a)	88	2,692
OMV AG	354	20,674
Palfinger AG	31	849
Porr AG *(a)	17	228
Raiffeisen Bank International AG	325	4,316
S IMMO AG	101	2,505
S&T AG (a)	94	1,613
Schoeller-Bleckmann Oilfield Equipment AG	31	2,020
Semperit AG Holding (a)	23	486
Strabag SE	51	2,253
Telekom Austria AG *	340	2,384
UNIQA Insurance Group AG	294	2,418
Verbund AG	162	16,113
Vienna Insurance Group AG Wiener Versicherung Gruppe	80	1,924
voestalpine AG	253	7,409
Wienerberger AG	249	6,875

(Cost $137,507)		136,498

Belgium — 3.2%
Ackermans & van Haaren NV	52	8,781
Aedifica SA REIT	81	9,391
Ageas SA/NV (a)	376	18,927
AGFA-Gevaert NV *	376	1,576
Anheuser-Busch InBev SA/NV	2,031	113,751
Barco NV	136	3,189
Befimmo SA REIT	58	2,927
Bekaert SA	73	2,945
bpost SA	206	1,289
Cie d’Entreprises CFE *	17	1,894
Cofinimmo SA REIT	75	9,807
D’ieteren Group	56	8,759
Econocom Group SA/NV	261	1,021
Elia Group SA/NV	74	12,179
Etablissements Franz Colruyt NV	112	3,636
Euronav NV	417	5,332
Fagron	164	2,889
Galapagos NV *	100	5,544
Gimv NV	40	2,340
Groupe Bruxelles Lambert SA	241	22,240
Immobel SA	10	689
Intervest Offices & Warehouses NV REIT	45	1,292
Ion Beam Applications	45	742

	Number of Shares	Value
Belgium (Continued)
KBC Ancora	80	$3,611
KBC Group NV	594	37,050
Kinepolis Group NV *	31	1,630
Melexis NV	45	3,901
Mithra Pharmaceuticals SA *	28	225
Montea NV REIT (a)	24	2,577
Ontex Group NV *	164	1,352
Orange Belgium SA	9	183
Proximus SADP	329	5,678
Recticel SA *	101	1,986
Retail Estates NV REIT	25	1,975
Sofina SA	37	8,715
Solvay SA	178	17,409
Telenet Group Holding NV	101	2,687
Tessenderlo Group SA *	45	1,536
UCB SA	298	26,284
Umicore SA (a)	497	22,084
Van de Velde NV	11	435
VGP NV	24	4,653
Warehouses De Pauw CVA REIT	338	12,461
X-Fab Silicon Foundries SE, 144A *	108	870
Xior Student Housing NV REIT	74	3,817

(Cost $538,102)		402,259

Finland — 3.5%
Aktia Bank OYJ	94	1,006
Anora Group OYJ	81	697
BasWare OYJ *	15	640
Cargotec OYJ, Class B	94	3,480
Caverion OYJ	268	1,362
Citycon OYJ *(a)	157	1,259
Elisa OYJ	342	19,349
Finnair OYJ *(a)	1,142	590
Fortum OYJ	1,062	19,610
Harvia OYJ	29	1,029
Huhtamaki OYJ	254	9,778
Kamux Corp.	102	975
Kemira OYJ	210	2,868
Kesko OYJ, Class B	639	15,998
Kojamo OYJ	321	6,351
Kone OYJ, Class B	788	40,166
Konecranes OYJ *(a)	123	3,803
Marimekko OYJ	65	960
Metsa Board OYJ, Class B	363	3,788
Metso Outotec OYJ	1,503	13,990
Musti Group OYJ *	56	1,095
Neste OYJ	1,002	45,943
Nokia OYJ	12,796	64,304
Nokian Renkaat OYJ	290	3,987
Oriola OYJ, Class B	234	528
Orion OYJ, Class B	263	10,786
Outokumpu OYJ	758	4,359
Puuilo OYJ	91	517
QT Group OYJ *	36	3,111
Remedy Entertainment OYJ	8	254
Revenio Group OYJ	53	2,748
Rovio Entertainment OYJ, 144A	107	1,014

See Notes to Financial Statements.	77

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Eurozone Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
Finland (Continued)
Sampo OYJ, Class A	1,185	$53,532
Sanoma OYJ	143	1,922
Stora Enso OYJ, Class R	1,304	25,219
Talenom OYJ	43	514
TietoEVRY OYJ	201	5,075
Tokmanni Group Corp.	122	1,619
UPM-Kymmene OYJ	1,270	44,979
Uponor OYJ	108	1,853
Valmet OYJ	419	11,808
Wartsila OYJ Abp	1,191	10,083
WithSecure OYJ *	178	980
YIT OYJ	282	1,171

(Cost $452,280)		445,100

France — 32.2%
AB Science SA *	52	568
ABC arbitrage	45	349
Accor SA *	423	13,882
Aeroports de Paris *	73	10,905
Air France-KLM *(a)	2,831	5,466
Air Liquide SA	1,112	194,396
Airbus SE	1,380	161,158
AKWEL	17	338
Albioma SA	68	3,640
ALD SA, 144A	240	3,329
Alstom SA	761	20,751
Altarea SCA REIT	7	1,054
Alten SA	64	8,520
Amundi SA, 144A (a)	150	8,720
Antin Infrastructure Partners SA	84	2,720
Aramis Group SAS, 144A *	45	273
Arkema SA	138	16,674
Atos SE *	231	6,066
Aubay	11	654
AXA SA(a)	4,533	114,409
Believe SA *	45	474
Beneteau SA *	59	755
BioMerieux	92	9,669
BNP Paribas SA (a)	2,610	148,812
Boiron SA	11	520
Bollore SE	1,973	10,506
Bonduelle SCA	24	432
Bouygues SA	552	19,040
Bureau Veritas SA	698	20,135
Capgemini SE	385	74,604
Carmila SA REIT *	124	1,944
Carrefour SA *	1,443	29,480
Casino Guichard Perrachon SA *(a)	81	1,559
CGG SA *	1,566	1,733
Chargeurs SA	39	789
Cie de Saint-Gobain (a)	1,169	69,149
Cie des Alpes *	19	321
Cie Generale des Etablissements Michelin SCA	403	52,458
Cie Plastic Omnium SA	121	2,264
Coface SA	202	2,379
Covivio REIT	116	8,456

	Number of Shares	Value
France (Continued)
Credit Agricole SA (a)	2,971	$32,897
Danone SA	1,522	89,426
Dassault Aviation SA	60	10,158
Dassault Systemes SE	1,572	66,129
Derichebourg SA	244	1,962
Edenred *	594	29,283
Eiffage SA	194	19,182
Electricite de France SA (a)	1,327	11,764
Elior Group SA, 144A *	219	654
Elis SA	421	6,675
Engie SA (a)	4,323	57,993
Equasens	16	1,398
Eramet SA *	18	2,717
Esker SA	11	1,744
EssilorLuxottica SA (a)	674	108,572
Eurazeo SE	105	8,105
Euroapi SA *	116	1,686
Europcar Mobility Group, 144A *	6,581	3,581
Eutelsat Communications SA	374	4,437
Faurecia SE	290	8,038
Fnac Darty SA	31	1,574
Gaztransport Et Technigaz SA	64	8,382
Gecina SA REIT	105	12,332
Getlink SE	1,054	20,282
Groupe Guillin	10	231
Hermes International	74	88,181
ICADE REIT	88	5,106
ID Logistics Group *	6	1,768
Imerys SA	73	2,696
Interparfums SA	42	2,268
Ipsen SA	92	9,205
IPSOS	87	4,222
JCDecaux SA *	132	2,606
Kaufman & Broad SA (a)	27	832
Kering SA	176	96,305
Klepierre SA REIT *	517	11,778
Korian SA	175	3,662
La Francaise des Jeux SAEM, 144A	259	9,437
Lagardere SA	67	1,798
Legrand SA (a)	629	54,399
LISI	35	766
LNA Sante SA	11	452
L’Oreal SA	563	198,579
LVMH Moet Hennessy Louis Vuitton SE	650	416,731
Maisons du Monde SA, 144A	87	1,147
Manitou BF SA	17	391
McPhy Energy SA *(a)	42	692
Mercialys SA REIT	155	1,539
Mersen SA	38	1,336
Metropole Television SA	52	908
Neoen SA, 144A *	114	4,762
Nexans SA	55	5,518
Nexity SA (a)	87	2,509
Orange SA	4,629	57,884
Orpea SA	150	4,164
Pernod Ricard SA	488	95,610
PEUGEOT INVEST	10	1,147

See Notes to Financial Statements.	78

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Eurozone Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
France (Continued)
Publicis Groupe SA	531	$29,004
Quadient SA	73	1,520
Remy Cointreau SA (a)	56	10,298
Renault SA *	476	13,056
Rexel SA *	599	12,726
Rubis SCA	201	6,085
Safran SA	799	82,560
Sanofi (a)	2,664	284,221
Sartorius Stedim Biotech	64	22,062
Schneider Electric SE	1,263	174,965
SCOR SE (a)	381	9,992
SEB SA	58	6,177
SES-imagotag SA *	11	1,005
SMCP SA, 144A *	80	544
Societe BIC SA	52	2,970
Societe Generale SA (a)	1,871	50,225
Sodexo SA	217	16,177
SOITEC *	62	11,368
Somfy SA	21	3,098
Sopra Steria Group SACA	35	6,237
SPIE SA	330	8,021
Technicolor SA *	413	1,564
Technip Energies NV	332	4,297
Teleperformance	139	46,065
Television Francaise 1	87	721
Thales SA	253	30,855
TotalEnergies SE (a)	5,796	345,898
Trigano SA	18	2,354
Ubisoft Entertainment SA *	221	11,566
Unibail-Rodamco-Westfield REIT *	276	19,405
Valeo	488	10,818
Vallourec SA *	210	2,907
Valneva SE *(a)	148	1,849
Veolia Environnement SA *	1,553	43,414
Verallia SA, 144A	163	4,511
Vicat SA	44	1,358
Vilmorin & Cie SA	18	834
Vinci SA	1,249	120,249
Virbac SA	9	3,657
Vivendi SE	1,700	20,258
Voltalia SA *	49	1,128
Wavestone	29	1,546
Wendel SE	69	7,093
Worldline SA, 144A *	556	22,688

(Cost $3,716,513)		4,084,297

Germany — 23.3%
1&1 AG	91	1,896
Aareal Bank AG *	155	5,375
About You Holding SE *	80	758
Adesso SE *	6	1,141
adidas AG	406	80,399
ADVA Optical Networking SE *	115	1,753
AIXTRON SE	268	7,895
Allianz SE	955	199,942
Amadeus Fire AG	11	1,604
Atoss Software AG	9	1,335

	Number of Shares	Value
Germany (Continued)
AURELIUS Equity Opportunities SE & Co. KGaA *	87	$2,563
Aurubis AG	79	7,436
Auto1 Group SE, 144A *	208	2,230
BASF SE	2,153	118,549
Basler AG	6	728
Bayer AG	2,302	164,540
Bayerische Motoren Werke AG	771	66,738
BayWa AG	28	1,395
Bechtle AG	203	9,053
Beiersdorf AG	235	24,350
Bertrandt AG	11	492
Bike24 Holding AG *	41	224
Bilfinger SE	55	1,706
Borussia Dortmund GmbH & Co. KGaA *	169	731
Brenntag SE	357	27,579
CANCOM SE	84	3,340
Carl Zeiss Meditec AG	98	13,072
CECONOMY AG	378	1,267
Cewe Stiftung & Co. KGaA	11	1,062
Commerzbank AG *	2,546	22,079
CompuGroup Medical SE & Co. KGaA	54	3,038
Continental AG	260	19,896
Covestro AG, 144A	444	20,258
CropEnergies AG	101	1,091
CTS Eventim AG & Co. KGaA *	144	9,237
CureVac NV *	136	2,630
Daimler Truck Holding AG *	1,064	33,160
Datagroup SE	10	837
Delivery Hero SE, 144A *	392	15,041
Dermapharm Holding SE	39	2,071
Deutsche Bank AG (b)	4,794	53,391
Deutsche Beteiligungs AG	31	997
Deutsche Boerse AG	442	74,142
Deutsche EuroShop AG	140	3,319
Deutsche Lufthansa AG *(a)	1,477	10,824
Deutsche Pfandbriefbank AG, 144A	296	3,289
Deutsche Post AG	2,323	96,026
Deutsche Telekom AG	7,582	155,663
Deutz AG	254	1,218
DIC Asset AG	94	1,294
Draegerwerk AG & Co. KGaA	4	180
Duerr AG	108	2,982
E.ON SE	5,315	54,115
Eckert & Ziegler Strahlen- und Medizintechnik AG	31	1,440
Einhell Germany AG	4	752
Elmos Semiconductor SE	19	958
ElringKlinger AG	59	514
Encavis AG	303	6,568
Energiekontor AG	14	1,338
Evonik Industries AG	527	14,104
Evotec SE *	352	9,750
Fielmann AG	49	2,651
flatexDEGIRO AG *	157	2,355
Fraport AG Frankfurt Airport Services Worldwide *	87	4,922

See Notes to Financial Statements.	79

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Eurozone Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
Germany (Continued)
Freenet AG	282	$7,357
Fresenius Medical Care AG & Co. KGaA	490	29,795
Fresenius SE & Co. KGaA	999	34,191
GEA Group AG	367	14,637
Gerresheimer AG	82	6,131
GFT Technologies SE	38	1,842
GRENKE AG	61	1,747
Hamborner REIT AG REIT	180	1,681
Hamburger Hafen und Logistik AG	52	911
Hannover Rueck SE	143	21,861
HeidelbergCement AG	350	20,328
Heidelberger Druckmaschinen AG *	574	1,211
HelloFresh SE *	393	14,606
Henkel AG & Co. KGaA	235	15,831
Hensoldt AG	87	2,120
HOCHTIEF AG	52	3,370
Hornbach Holding AG & Co. KGaA	20	2,521
HUGO BOSS AG	136	7,297
Hypoport SE *	8	2,175
Indus Holding AG *	31	943
Infineon Technologies AG	3,059	95,039
Instone Real Estate Group SE, 144A	97	1,333
Jenoptik AG	110	3,075
JOST Werke AG, 144A	27	1,168
K+S AG	460	12,904
KION Group AG	179	8,776
Kloeckner & Co. SE *	150	1,858
Knorr-Bremse AG	175	11,945
Krones AG *	31	2,792
KWS Saat SE & Co. KGaA	31	2,050
LANXESS AG	178	8,288
LEG Immobilien SE	168	17,289
MBB SE	4	517
Medios AG *	14	436
Mercedes-Benz Group AG	1,881	133,681
Merck KGaA	306	57,489
METRO AG *	255	2,319
MLP SE	129	921
MorphoSys AG *	66	1,460
MTU Aero Engines AG	125	24,672
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	326	79,690
Nagarro SE *	18	2,450
Nemetschek SE	140	9,989
Nordex SE *	260	3,069
Norma Group SE	63	1,649
Northern Data AG *	11	406
OHB SE *	11	412
PATRIZIA AG	94	1,300
Pfeiffer Vacuum Technology AG	11	1,892
PNE AG	136	1,924
ProSiebenSat.1 Media SE	488	5,302
Puma SE	248	18,429
PVA TePla AG *	43	1,124
Rational AG	13	8,443
Rheinmetall AG	101	20,417
RWE AG	1,491	65,627

	Number of Shares	Value
Germany (Continued)
Salzgitter AG *	72	$2,939
SAP SE	2,442	243,259
Scout24 SE, 144A	184	11,390
Secunet Security Networks AG	3	1,064
SGL Carbon SE *	101	632
Siemens AG	1,792	235,550
Siemens Energy AG	1,025	19,735
Siemens Healthineers AG, 144A	667	40,013
Siltronic AG	33	3,208
Sixt SE	32	4,311
SMA Solar Technology AG	24	1,138
Software AG	106	3,614
Steico SE	16	1,422
STRATEC SE	16	1,786
Stroeer SE & Co. KGaA	90	5,019
Suedzucker AG	145	1,930
Symrise AG	314	34,637
Synlab AG	269	5,345
TAG Immobilien AG	323	5,843
Takkt AG	66	1,090
TeamViewer AG, 144A *	363	5,074
Telefonica Deutschland Holding AG	2,590	8,227
thyssenkrupp AG *	1,102	10,576
Uniper SE	238	6,142
United Internet AG	240	7,869
Varta AG (a)	38	3,373
VERBIO Vereinigte BioEnergie AG	52	2,787
Vitesco Technologies Group AG *	45	2,126
Volkswagen AG	69	15,511
Vonovia SE	1,634	62,186
Vossloh AG	23	822
Wacker Neuson SE *	59	1,292
Wuestenrot & Wuerttembergische AG	38	694
Zalando SE, 144A *	537	21,820
Zeal Network SE	23	969

(Cost $3,368,978)		2,955,366

Ireland — 2.1%
AerCap Holdings NV *	327	16,167
AIB Group PLC	1,752	4,702
Bank of Ireland Group PLC	2,357	15,936
Cairn Homes PLC	1,876	2,163
CRH PLC	1,809	75,012
Dalata Hotel Group PLC *	370	1,658
Flutter Entertainment PLC *	391	47,790
Glanbia PLC	436	5,069
Glenveagh Properties PLC, 144A *	1,529	1,573
Hibernia REIT PLC REIT	1,382	2,371
Irish Residential Properties REIT PLC REIT	1,146	1,767
Kerry Group PLC, Class A	380	39,326
Kingspan Group PLC	368	30,341
Origin Enterprises PLC	261	1,257
Smurfit Kappa Group PLC	575	23,309
Uniphar PLC	481	1,936

(Cost $276,744)		270,377

See Notes to Financial Statements.	80

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Eurozone Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
Italy — 7.1%
A2A SpA (a)	3,484	$5,844
ACEA SpA	109	1,980
AMCO — Asset Management Co SpA, Class B *(c)	13	0
Amplifon SpA	303	10,429
Anima Holding SpA, 144A	574	2,764
Antares Vision SpA *	108	1,222
Ariston Holding NV	232	2,555
Arnoldo Mondadori Editore SpA	195	387
Ascopiave SpA	102	367
Assicurazioni Generali SpA (a)	2,618	47,639
Atlantia SpA	1,161	28,131
Autogrill SpA *	383	2,877
Azimut Holding SpA	243	5,204
Banca Generali SpA	135	4,720
Banca IFIS SpA	38	693
Banca Mediolanum SpA	519	4,096
Banca Monte dei Paschi di Siena SpA *(a)	593	490
Banca Popolare di Sondrio SpA	916	3,725
Banco BPM SpA	3,305	11,517
BFF Bank SpA, 144A	332	2,584
Biesse SpA	24	417
BPER Banca	2,770	5,699
Brembo SpA	331	3,841
Brunello Cucinelli SpA	78	3,904
Buzzi Unicem SpA (a)	265	5,162
Carel Industries SpA, 144A	87	2,083
Cementir Holding NV	52	374
CIR SpA-Compagnie Industriali *	1,579	747
Credito Emiliano SpA	189	1,224
Danieli & C Officine Meccaniche SpA	24	587
Danieli & C Officine Meccaniche SpA-RSP	66	1,125
Datalogic SpA	38	361
Davide Campari-Milano NV	1,251	13,352
De’ Longhi SpA	195	4,727
DiaSorin SpA (a)	55	7,233
Digital Bros SpA	16	435
Digital Value SpA *	7	546
doValue SpA, 144A	187	1,572
El.En. SpA	66	894
Enav SpA, 144A *	615	2,843
Enel SpA	18,945	122,925
Eni SpA (a)	5,852	89,198
ERG SpA	129	4,482
Esprinet SpA	114	995
Ferrari NV	298	58,033
Fila SpA	45	452
Fincantieri SpA *	1,021	636
FinecoBank Banca Fineco SpA (a)	1,488	21,038
Gruppo MutuiOnline SpA	87	2,671
GVS SpA, 144A	143	1,237
Hera SpA	1,807	6,722
Illimity Bank SpA *	132	1,692
Immobiliare Grande Distribuzione SIIQ SpA REIT	129	560
Infrastrutture Wireless Italiane SpA, 144A (a)	936	10,415

	Number of Shares	Value
Italy (Continued)
Interpump Group SpA	179	$8,167
Intesa Sanpaolo SpA	38,635	84,218
Iren SpA	1,831	4,769
Italgas SpA (a)	1,083	6,988
Italmobiliare SpA	31	914
Iveco Group NV *	445	2,831
Juventus Football Club SpA *(a)	1,951	809
Leonardo SpA *	978	10,520
Maire Tecnimont SpA	247	868
MARR SpA	73	1,086
Mediobanca Banca di Credito Finanziario SpA	1,402	14,380
MFE-MediaForEurope NV, Class A *(a)	527	302
MFE-MediaForEurope NV, Class B (a)	527	443
Moncler SpA	498	23,898
Nexi SpA, 144A *	1,241	12,630
OVS SpA, 144A *	477	977
Pharmanutra SpA	9	639
Piaggio & C SpA	352	926
Pirelli & C SpA, 144A	797	3,938
Poste Italiane SpA, 144A	1,177	12,730
Prysmian SpA	609	19,653
RAI Way SpA, 144A	218	1,253
Recordati Industria Chimica e Farmaceutica SpA (a)	255	11,410
Reply SpA	52	7,073
Safilo Group SpA *	795	1,229
Saipem SpA *(a)	473	2,856
Salcef SpA	35	729
Salvatore Ferragamo SpA	87	1,519
Sanlorenzo SpA	27	990
Saras SpA *	1,202	1,641
Seco SpA *	73	474
Sesa SpA	18	2,477
Snam SpA	4,710	27,355
SOL SpA	80	1,618
Tamburi Investment Partners SpA	237	2,140
Technogym SpA, 144A	292	2,257
Technoprobe SpA *	318	2,332
Telecom Italia SpA	24,758	7,910
Terna — Rete Elettrica Nazionale	3,303	27,977
Tinexta SpA	59	1,679
Tod’s SpA *	18	673
UniCredit SpA	4,908	57,432
Unipol Gruppo SpA	932	4,983
Webuild SpA (a)	829	1,498
Wiit SpA	76	1,795
Zignago Vetro SpA	31	429

(Cost $942,047)		898,821

Luxembourg — 1.1%
ADLER Group SA, 144A (a)	151	746
APERAM SA	115	4,773
ArcelorMittal SA	1,428	45,922
Aroundtown SA	2,293	10,743
B&S Group SARL, 144A	52	314
Befesa SA, 144A *	89	5,919

See Notes to Financial Statements.	81

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Eurozone Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
Luxembourg (Continued)
Eurofins Scientific SE	310	$28,894
Global Fashion Group SA *	155	337
Grand City Properties SA	234	4,163
SES SA	939	8,962
Shurgard Self Storage SA	58	3,032
Solutions 30 SE *	195	1,145
Stabilus SE	50	2,775
Tenaris SA	1,114	18,686

(Cost $149,001)		136,411

Malta — 0.0%
Media & Games Invest SE * (Cost $1,204)	186	635

Netherlands — 13.7%
Aalberts NV	246	12,206
ABN AMRO Bank NV, 144A (a)	1,020	11,941
Accell Group NV *	66	3,667
Adyen NV, 144A *	51	79,236
Aegon NV	4,168	22,252
Akzo Nobel NV	423	36,919
Alfen Beheer BV, 144A *	55	5,931
AMG Advanced Metallurgical Group NV	66	2,427
Arcadis NV	160	6,342
Argenx SE *	114	35,553
ASM International NV	111	34,480
ASML Holding NV	951	547,227
ASR Nederland NV	311	14,190
Basic-Fit NV, 144A *	138	5,793
BE Semiconductor Industries NV	165	10,090
Boskalis Westminster	176	6,133
Brunel International NV	52	608
CM.com NV *(a)	42	698
Corbion NV	130	4,703
Ebusco Holding NV *	49	1,246
Eurocommercial Properties NV REIT	91	2,339
Euronext NV, 144A	205	17,738
EXOR NV	259	19,102
Fastned BV *	18	584
Flow Traders, 144A	66	2,070
Fugro NV *	244	3,651
Heineken Holding NV	237	18,790
Heineken NV	612	61,641
IMCD NV	135	20,247
ING Groep NV	9,139	103,253
Intertrust NV, 144A *	239	4,967
JDE Peet’s NV	222	6,506
Just Eat Takeaway.com NV, 144A *	447	9,977
Koninklijke Ahold Delhaize NV	2,470	68,161
Koninklijke BAM Groep NV *	637	1,829
Koninklijke DSM NV	413	69,743
Koninklijke KPN NV	7,858	28,623
Koninklijke Philips NV	2,068	53,260
Koninklijke Vopak NV	144	4,128
NN Group NV	670	33,310
NSI NV REIT	39	1,601
OCI NV *	252	8,874
Pharming Group NV *	1,173	968

	Number of Shares	Value
Netherlands (Continued)
PostNL NV (a)	920	$3,138
Prosus NV *	1,942	100,656
QIAGEN NV *	543	24,956
Randstad NV	291	16,420
SBM Offshore NV	319	5,181
Shop Apotheke Europe NV, 144A *	30	3,285
Signify NV, 144A	310	12,374
Sligro Food Group NV *	52	1,110
Stellantis NV	5,134	76,799
TKH Group NV	87	4,227
TomTom NV *	150	1,243
Universal Music Group NV	1,672	37,497
Van Lanschot Kempen NV	59	1,552
Vastned Retail NV REIT	31	800
Wereldhave NV REIT	80	1,342
Wolters Kluwer NV	619	61,230

(Cost $1,411,102)		1,734,814

Poland — 0.0%
InPost SA * (Cost $8,897)	596	4,089

Portugal — 0.6%
Altri SGPS SA	136	885
Banco Comercial Portugues SA, Class R *	18,976	3,907
Corticeira Amorim SGPS SA	104	1,172
CTT-Correios de Portugal SA	269	1,082
EDP — Energias de Portugal SA	6,571	32,958
Galp Energia SGPS SA	1,197	15,755
Greenvolt-Energias Renovaveis SA *	195	1,530
Jeronimo Martins SGPS SA	681	13,942
Navigator Co. SA	524	2,341
NOS SGPS SA	539	2,292
REN — Redes Energeticas Nacionais SGPS SA	916	2,837
Semapa-Sociedade de Investimento e Gestao *	51	866
Sonae SGPS SA	1,689	2,005

(Cost $77,826)		81,572

Spain — 8.0%
Acciona SA	55	10,599
Acerinox SA	499	6,463
ACS Actividades de Construccion y Servicios SA	528	14,964
Aena SME SA, 144A *	172	26,248
Almirall SA	124	1,379
Amadeus IT Group SA *	1,049	65,137
Applus Services SA	268	2,014
Atresmedia Corp. de Medios de Comunicacion SA	177	741
Audax Renovables SA	661	896
Banco Bilbao Vizcaya Argentaria SA	15,592	85,016
Banco de Sabadell SA	13,280	11,876
Banco Santander SA	40,662	131,591
Bankinter SA	1,521	9,663
CaixaBank SA	10,510	38,001
Cellnex Telecom SA, 144A *	1,267	57,169

See Notes to Financial Statements.	82

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Eurozone Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
Spain (Continued)
Cia de Distribucion Integral Logista Holdings SA	136	$2,628
CIE Automotive SA	98	2,504
Construcciones y Auxiliar de Ferrocarriles SA	38	1,208
Corp. Financiera Alba SA	42	2,534
Distribuidora Internacional de Alimentacion SA *	27,494	419
Ebro Foods SA (a)	144	2,551
EDP Renovaveis SA	682	16,723
eDreams ODIGEO SA *	159	1,202
Enagas SA	602	13,772
Ence Energia y Celulosa SA	227	870
Endesa SA	750	16,610
Faes Farma SA	626	2,695
Ferrovial SA *	13	335
Ferrovial SA	1,167	30,081
Fluidra SA	243	6,428
Gestamp Automocion SA, 144A	323	1,264
Global Dominion Access SA, 144A	212	935
Grenergy Renovables SA *	23	966
Grifols SA (a)	725	15,247
Grupo Catalana Occidente SA	95	2,968
Iberdrola SA	13,519	160,155
Indra Sistemas SA *(a)	316	3,440
Industria de Diseno Textil SA	2,554	61,390
Inmobiliaria Colonial Socimi SA REIT *	627	5,146
Laboratorios Farmaceuticos Rovi SA	40	2,680
Lar Espana Real Estate Socimi SA REIT	191	1,015
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	1,395	1,959
Mapfre SA (a)	2,367	4,391
Mediaset Espana Comunicacion SA *	467	2,036
Melia Hotels International SA *	226	1,804
Merlin Properties Socimi SA REIT	764	8,637
Metrovacesa SA, 144A *	80	605
Miquel y Costas & Miquel SA	70	942
Naturgy Energy Group SA (a)	335	10,120
Neinor Homes SA, 144A *	114	1,366
Pharma Mar SA *	33	2,561
Prosegur Cash SA, 144A	1,071	832
Prosegur Cia de Seguridad SA	547	1,103
Red Electrica Corp. SA	923	19,114
Repsol SA	3,432	55,248
Sacyr SA	866	2,458
Siemens Gamesa Renewable Energy SA *	535	10,315
Solaria Energia y Medio Ambiente SA *	192	4,469
Soltec Power Holdings SA *	113	526
Talgo SA, 144A	212	872
Talgo SA *	4	16
Tecnicas Reunidas SA *	66	691
Telefonica SA	12,193	66,234
Unicaja Banco SA, 144A	3,992	3,979
Viscofan SA	107	5,755

(Cost $1,275,801)		1,023,556

	Number of Shares	Value
Switzerland — 0.5%
STMicroelectronics NV (Cost $36,010)	1,612	$64,429

United Kingdom — 0.5%
CNH Industrial NV	2,361	35,156
Coca-Cola Europacific Partners PLC	489	25,980

(Cost $41,912)		61,136

TOTAL COMMON STOCKS (Cost $12,433,924)		12,299,360

PREFERRED STOCKS — 1.4%
Germany — 1.4%
Bayerische Motoren Werke AG	142	11,106
Draegerwerk AG & Co. KGaA	17	895
FUCHS PETROLUB SE	154	4,728
Henkel AG & Co. KGaA	427	29,201
Jungheinrich AG	95	2,521
Porsche Automobil Holding SE	364	29,753
Sartorius AG	57	22,984
Schaeffler AG (a)	284	1,791
Sixt SE	34	2,683
STO SE & Co. KGaA	4	723
Volkswagen AG	435	72,235

(Cost $190,190)		178,620

RIGHTS — 0.0%
France — 0.0%
Air France-KLM *(a), expires 6/16/22 (Cost $2,994)	626	1,008

Spain — 0.0%
Almirall SA *, expires 6/3/22 (c) (Cost $24)	124	22

TOTAL RIGHTS (Cost $3,018)		1,030

WARRANTS — 0.0%
Italy — 0.0%
Webuild SpA *(c), expires 8/2/30 (Cost $0)	38	19

Spain — 0.0%
Abengoa SA *, expires 3/31/25 (Cost $43)	7,125	77

TOTAL WARRANTS (Cost $43)		96

EXCHANGE-TRADED FUNDS — 0.8%
iShares MSCI Eurozone ETF (Cost $98,663)	2,468	103,286

SECURITIES LENDING COLLATERAL — 7.9%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.68% (d)(e) (Cost $999,756)	999,756	999,756

See Notes to Financial Statements.	83

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Eurozone Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
CASH EQUIVALENTS — 0.2%
DWS Government Money Market Series “Institutional Shares”, 0.72% (d) (Cost $22,163)	22,163	$22,163

TOTAL INVESTMENTS — 107.2% (Cost $13,747,757)		$13,604,311
Other assets and liabilities, net — (7.2%)		(917,101)

NET ASSETS — 100.0%		$12,687,210

A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2022 is as follows:

Value ($) at 5/31/2021	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 5/31/2022	Value ($) at 5/31/2022
COMMON STOCKS — 0.4%
Germany — 0.4%
Deutsche Bank AG (b)
72,547	9,736		(10,899)	(5,238)	(12,755)	1,036	—	4,794	53,391

SECURITIES LENDING COLLATERAL — 7.9%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.68% (d)(e)
655,154	344,602	(f)	—	—	—	786	—	999,756	999,756

CASH EQUIVALENTS — 0.2%
DWS Government Money Market Series “Institutional Shares”, 0.72% (d)
17,223	1,263,445		(1,258,505)	—	—	33	—	22,163	22,163

744,924	1,617,783		(1,269,404)	(5,238)	(12,755)	1,855	—	1,026,713	1,075,310

*	Non-income producing security.
(a)

All or a portion of these securities were on loan. In addition, “Other assets and liabilities, net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2022 amounted to $1,313,134, which is 10.4% of net assets.

(b)	Affiliated issuer. This security is owned in proportion with its representation in the index.
(c)	Investment was valued using significant unobservable inputs.
(d)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(e)

Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $397,526.

(f)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended May 31, 2022.

REIT:	Real Estate Investment Trust
RSP:	Risparmio (Convertible Savings Shares)
144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Securities are listed in country of domicile.

At May 31, 2022, open futures contracts purchased were as follows:

Contract Description	Currency	Number of Contracts	Notional Amount	Contract Value	Expiration Date	Unrealized Appreciation
EURO STOXX 50 Futures	EUR	3	$116,998	$121,869	6/17/2022	$4,871

See Notes to Financial Statements.	84

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Eurozone Hedged Equity ETF (Continued)

May 31, 2022

As of May 31, 2022, the Fund had the following forward foreign currency contracts outstanding:

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
Goldman Sachs & Co.	6/2/2022	EUR	4,586,100	USD	4,844,068	$—	$(79,342)
JP Morgan & Chase Co.	6/2/2022	EUR	3,850,530	USD	4,067,161	—	(66,578)
JP Morgan & Chase Co.	6/2/2022	EUR	222,000	USD	234,491	—	(3,837)
RBC Capital Markets	6/2/2022	EUR	3,174,200	USD	3,352,780	—	(54,884)
Goldman Sachs & Co.	6/2/2022	USD	4,912,860	EUR	4,586,100	10,551	—
JP Morgan & Chase Co.	6/2/2022	USD	4,362,698	EUR	4,072,530	9,369	—
RBC Capital Markets	6/2/2022	USD	3,400,362	EUR	3,174,200	7,302	—
Citigroup Global Markets	7/5/2022	EUR	66,000	USD	70,819	—	(172)
Goldman Sachs & Co.	7/5/2022	EUR	4,586,100	USD	4,921,000	—	(11,943)
JP Morgan & Chase Co.	7/5/2022	EUR	4,072,530	USD	4,369,992	—	(10,540)
RBC Capital Markets	7/5/2022	EUR	3,174,200	USD	3,406,028	—	(8,235)

Total unrealized appreciation (depreciation)						$27,222	$(235,531)

For information on the Fund’s policy and additional disclosures regarding open futures contracts and forward foreign currency contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Currency Abbreviations

EUR	Euro
USD	U.S. Dollar

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2022 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$12,299,360	$—	$0	$12,299,360
Preferred Stocks	178,620	—	—	178,620
Rights (a)	1,008	—	22	1,030
Warrants (a)	77	—	19	96
Exchange-Traded Funds	103,286	—	—	103,286
Short-Term Investments (a)	1,021,919	—	—	1,021,919
Derivatives (b)
Forward Foreign Currency Contracts	—	27,222	—	27,222
Futures Contracts	4,871	—	—	4,871

TOTAL	$13,609,141	$27,222	$41	$13,636,404

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Forward Foreign Currency Contracts	$—	$(235,531)	$—	$(235,531)

TOTAL	$—	$(235,531)	$—	$(235,531)

(a)	See Schedule of Investments for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contracts.

See Notes to Financial Statements.	85

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Germany Hedged Equity ETF

May 31, 2022

	Number of Shares	Value
COMMON STOCKS — 93.0%
Communication Services — 6.3%
Deutsche Telekom AG	26,254	$539,010
Scout24 SE, 144A	645	39,926
Telefonica Deutschland Holding AG	8,602	27,325
United Internet AG	802	26,295

(Cost $615,340)		632,556

Consumer Discretionary — 12.7%
adidas AG	1,398	276,842
Bayerische Motoren Werke AG	2,676	231,635
Continental AG	905	69,253
Delivery Hero SE, 144A *	1,342	51,491
Mercedes-Benz Group AG	6,501	462,020
Puma SE	853	63,387
Volkswagen AG	241	54,177
Zalando SE, 144A *	1,817	73,832

(Cost $1,595,407)		1,282,637

Consumer Staples — 1.9%
Beiersdorf AG	827	85,693
HelloFresh SE *	1,350	50,175
Henkel AG & Co. KGaA	852	57,395

(Cost $251,874)		193,263

Financials — 15.5%
Allianz SE	3,320	695,088
Commerzbank AG *	8,614	74,702
Deutsche Bank AG (a)	16,729	186,311
Deutsche Boerse AG	1,537	257,820
Hannover Rueck SE	493	75,367
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,134	277,203

(Cost $1,779,682)		1,566,491

Health Care — 12.4%
Bayer AG	7,964	569,243
Carl Zeiss Meditec AG	331	44,151
Fresenius Medical Care AG & Co. KGaA	1,681	102,215
Fresenius SE & Co. KGaA	3,425	117,220
Merck KGaA	1,046	196,513
QIAGEN NV *	1,885	86,632
Siemens Healthineers AG, 144A	2,307	138,397

(Cost $1,858,903)		1,254,371

Industrials — 17.5%
Brenntag SE	1,267	97,879
Daimler Truck Holding AG *	3,662	114,127
Deutsche Lufthansa AG *	4,925	36,091
Deutsche Post AG	8,021	331,565
GEA Group AG	1,261	50,292
KION Group AG	596	29,221
Knorr-Bremse AG	598	40,817
MTU Aero Engines AG	438	86,449
Rational AG	42	27,279
Rheinmetall AG	353	71,359
Siemens AG	6,218	817,328
Siemens Energy AG	3,526	67,890

(Cost $1,739,760)		1,770,297

	Number of Shares	Value
Information Technology — 12.2%
Bechtle AG	676	$30,146
Infineon Technologies AG	10,599	329,296
Nemetschek SE	476	33,962
SAP SE	8,488	845,530

(Cost $1,178,861)		1,238,934

Materials — 7.1%
BASF SE	7,436	409,444
Covestro AG, 144A	1,583	72,226
Evonik Industries AG	1,725	46,167
HeidelbergCement AG	1,168	67,836
Symrise AG	1,076	118,691

(Cost $1,085,794)		714,364

Real Estate — 3.1%
Aroundtown SA	8,224	38,529
LEG Immobilien SE	600	61,746
Vonovia SE	5,644	214,796

(Cost $393,087)		315,071

Utilities — 4.3%
E.ON SE	18,175	185,050
RWE AG	5,198	228,793
Uniper SE	734	18,943

(Cost $445,701)		432,786

TOTAL COMMON STOCKS (Cost $10,944,409)		9,400,770

PREFERRED STOCKS — 5.6%
Consumer Discretionary — 3.8%
Bayerische Motoren Werke AG	475	37,149
Porsche Automobil Holding SE	1,255	102,584
Volkswagen AG	1,506	250,082

(Cost $538,738)		389,815

Consumer Staples — 1.0%
Henkel AG & Co. KGaA (Cost $166,344)	1,457	99,637

Health Care — 0.8%
Sartorius AG (Cost $34,393)	196	79,032

TOTAL PREFERRED STOCKS (Cost $739,475)		568,484

EXCHANGE-TRADED FUNDS — 0.9%
iShares Currency Hedged MSCI Germany ETF	2,650	77,062
iShares MSCI Germany ETF (b)	600	16,398

TOTAL EXCHANGE-TRADED FUNDS (Cost $95,229)		93,460

SECURITIES LENDING COLLATERAL — 0.1%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.68% (c)(d) (Cost $15,960)	15,960	15,960

See Notes to Financial Statements.	86

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Germany Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
CASH EQUIVALENTS — 0.1%
DWS Government Money Market Series “Institutional Shares”, 0.72% (c) (Cost $6,428)	6,428	$6,428

TOTAL INVESTMENTS — 99.7% (Cost $11,801,501)		$10,085,102
Other assets and liabilities, net — 0.3%		31,248

NET ASSETS — 100.0%		$10,116,350

A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2022 is as follows:

Value ($) at 5/31/2021	Purchases Cost ($)	Sales Proceeds ($)		Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 5/31/2022	Value ($) at 5/31/2022
COMMON STOCKS — 1.9%
Financials — 1.9%
Deutsche Bank AG (a)
272,537	36,620	(67,179)		(11,714)	(43,953)	3,559	—	16,729	186,311

SECURITIES LENDING COLLATERAL — 0.1%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.68% (c)(d)
28,434		(12,474	)(e)	—	—	4	—	15,960	15,960

CASH EQUIVALENTS — 0.1%
DWS Government Money Market Series “Institutional Shares”, 0.72% (c)
179,133	1,099,608	(1,272,313)		—	`—	37	—	6,428	6,428

480,104	1,136,228	(1,351,966)		(11,714)	(43,953)	3,600	—	39,117	208,699

*	Non-income producing security.
(a)	Affiliated issuer. This security is owned in proportion with its representation in the index.
(b)

All or a portion of these securities were on loan. In addition, “Other assets and liabilities, net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2022 amounted to $15,578, which is 0.2% of net assets.

(c)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(d)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(e)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended May 31, 2022.

144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

At May 31, 2022, open futures contracts purchased were as follows:

Contract Description	Currency	Number of Contracts	Notional Amount	Contract Value	Expiration Date	Unrealized Appreciation
DAX Mini Futures	EUR	1	$74,519	$77,172	6/17/2022	$2,653

See Notes to Financial Statements.	87

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Germany Hedged Equity ETF (Continued)

May 31, 2022

As of May 31, 2022, the Fund had the following forward foreign currency contracts outstanding:

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
Goldman Sachs & Co.	6/2/2022	EUR	3,312,267	USD	3,498,582	$—	$(57,304)
JP Morgan & Chase Co.	6/2/2022	EUR	3,428,000	USD	3,620,859	—	(59,272)
RBC Capital Markets	6/2/2022	EUR	2,508,319	USD	2,649,437	—	(43,370)
RBC Capital Markets	6/2/2022	EUR	74,000	USD	78,162	—	(1,281)
Goldman Sachs & Co	6/2/2022	USD	3,548,266	EUR	3,312,267	7,620	—
JP Morgan & Chase Co.	6/2/2022	USD	3,672,245	EUR	3,428,000	7,886	—
RBC Capital Markets	6/2/2022	USD	2,766,309	EUR	2,582,319	5,941	—
Citigroup Global Markets	7/5/2022	EUR	176,000	USD	188,852	—	(459)
Goldman Sachs & Co.	7/5/2022	EUR	3,312,267	USD	3,554,145	—	(8,626)
JP Morgan & Chase Co.	7/5/2022	EUR	3,428,000	USD	3,678,385	—	(8,872)
RBC Capital Markets	7/5/2022	EUR	2,582,319	USD	2,770,919	—	(6,699)

Total unrealized appreciation (depreciation)						$21,447	$(185,883)

For information on the Fund’s policy and additional disclosures regarding open futures contracts and forward foreign currency contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Currency Abbreviations

EUR	Euro
USD	U.S. Dollar

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2022 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$9,400,770	$—	$—	$9,400,770
Preferred Stocks (a)	568,484	—	—	568,484
Exchange-Traded Funds	93,460	—	—	93,460
Short-Term Investments (a)	22,388	—	—	22,388
Derivatives (b)
Forward Foreign Currency Contracts	—	21,447	—	21,447
Futures Contracts	2,653	—	—	2,653

TOTAL	$10,087,755	$21,447	$—	$10,109,202

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Forward Foreign Currency Contracts	$—	$(185,883)	$—	$(185,883)

TOTAL	$—	$(185,883)	$—	$(185,883)

(a)	See Schedule of Investments for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contracts.

See Notes to Financial Statements.	88

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Japan Hedged Equity ETF

May 31, 2022

	Number of Shares	Value
COMMON STOCKS — 97.7%
Communication Services — 8.5%
Capcom Co. Ltd.	9,800	$278,619
CyberAgent, Inc.	22,600	244,196
Dentsu Group, Inc.	12,136	405,366
Hakuhodo DY Holdings, Inc.	12,980	132,588
Kakaku.com, Inc.	7,136	141,683
KDDI Corp.	92,115	3,209,911
Koei Tecmo Holdings Co. Ltd.	3,320	117,600
Konami Holdings Corp.	5,164	352,998
Nexon Co. Ltd.	27,664	687,651
Nintendo Co. Ltd.	6,321	2,819,372
Nippon Telegraph & Telephone Corp.	68,252	2,073,512
SoftBank Corp.	163,800	1,883,124
SoftBank Group Corp.	68,986	2,882,477
Square Enix Holdings Co. Ltd.	4,800	239,003
Toho Co. Ltd.	6,198	245,060
Z Holdings Corp.	150,628	498,681

(Cost $16,386,755)		16,211,841

Consumer Discretionary — 18.3%
Aisin Corp.	8,223	269,874
Bandai Namco Holdings, Inc.	11,207	837,902
Bridgestone Corp. (a)	32,007	1,263,771
Denso Corp.	24,810	1,518,067
Fast Retailing Co. Ltd.	3,289	1,582,736
Hikari Tsushin, Inc.	1,152	130,650
Honda Motor Co. Ltd.	93,045	2,303,448
Iida Group Holdings Co. Ltd.	8,466	133,828
Isuzu Motors Ltd.	32,695	383,751
Koito Manufacturing Co. Ltd.	5,872	215,066
Mazda Motor Corp.	32,004	270,729
McDonald’s Holdings Co. Japan Ltd.	4,519	175,867
Nissan Motor Co. Ltd.	130,347	506,868
Nitori Holdings Co. Ltd.	4,447	449,415
Open House Group Co. Ltd.	4,700	196,054
Oriental Land Co. Ltd.	11,425	1,703,965
Pan Pacific International Holdings Corp.	23,000	354,286
Panasonic Holdings Corp.	123,844	1,139,017
Rakuten Group, Inc.	48,438	272,413
Sekisui Chemical Co. Ltd.	21,152	303,967
Sekisui House Ltd.	34,452	610,842
Sharp Corp.	11,355	92,526
Shimano, Inc.	4,184	740,532
Sony Group Corp.	71,693	6,746,889
Subaru Corp.	34,417	595,517
Sumitomo Electric Industries Ltd.	42,113	466,323
Suzuki Motor Corp.	20,689	613,591
Toyota Motor Corp.	601,065	9,909,974
USS Co. Ltd.	12,318	224,764
Yamaha Corp.	7,507	310,228
Yamaha Motor Co. Ltd.	16,624	337,426
ZOZO, Inc.	6,934	147,853

(Cost $35,047,938)		34,808,139

Consumer Staples — 5.9%
Aeon Co. Ltd.	36,602	670,286
Ajinomoto Co., Inc.	26,201	637,852

	Number of Shares	Value
Consumer Staples (Continued)
Asahi Group Holdings Ltd.	25,597	$862,943
Ito En Ltd.	3,100	131,720
Japan Tobacco, Inc. (a)	67,489	1,227,001
Kao Corp.	26,584	1,072,983
Kikkoman Corp.	8,148	434,189
Kirin Holdings Co. Ltd. (a)	45,889	710,248
Kobayashi Pharmaceutical Co. Ltd.	3,000	201,577
Kobe Bussan Co. Ltd.	7,600	184,487
Kose Corp.	1,988	180,369
MEIJI Holdings Co. Ltd.	6,793	334,545
Nisshin Seifun Group, Inc.	11,575	135,410
Nissin Foods Holdings Co. Ltd.	3,570	233,498
Seven & i Holdings Co. Ltd.	43,002	1,807,130
Shiseido Co. Ltd.	22,407	944,424
Suntory Beverage & Food Ltd.	7,736	289,345
Unicharm Corp.	22,574	775,409
Welcia Holdings Co. Ltd.	5,200	104,820
Yakult Honsha Co. Ltd.	7,138	393,121

(Cost $14,765,647)		11,331,357

Energy — 0.9%
ENEOS Holdings, Inc.	172,237	697,323
Idemitsu Kosan Co. Ltd.	11,660	317,008
Inpex Corp.	57,544	750,506

(Cost $2,105,015)		1,764,837

Financials — 10.0%
Chiba Bank Ltd.	28,060	144,076
Concordia Financial Group Ltd.	61,338	207,263
Dai-ichi Life Holdings, Inc.	56,319	1,152,104
Daiwa Securities Group, Inc.	80,844	392,995
Japan Exchange Group, Inc.	28,232	445,953
Japan Post Bank Co. Ltd.	23,225	177,703
Japan Post Holdings Co. Ltd.	137,370	1,023,966
Japan Post Insurance Co. Ltd.	11,200	184,963
Mitsubishi HC Capital, Inc.	35,616	169,594
Mitsubishi UFJ Financial Group, Inc.	682,842	3,870,508
Mizuho Financial Group, Inc.	135,577	1,599,732
MS&AD Insurance Group Holdings, Inc.	24,989	794,500
Nomura Holdings, Inc.	166,277	657,307
ORIX Corp.	68,527	1,304,959
Resona Holdings, Inc.	116,276	432,191
SBI Holdings, Inc.	13,599	276,448
Shizuoka Bank Ltd.	24,682	143,987
Sompo Holdings, Inc.	17,575	798,373
Sumitomo Mitsui Financial Group, Inc.	74,672	2,274,934
Sumitomo Mitsui Trust Holdings, Inc.	18,962	571,209
T&D Holdings, Inc.	29,749	340,622
Tokio Marine Holdings, Inc.	35,971	2,086,142

(Cost $22,488,955)		19,049,529

Health Care — 9.2%
Asahi Intecc Co. Ltd.	12,100	183,095
Astellas Pharma, Inc.	106,635	1,708,430
Chugai Pharmaceutical Co. Ltd.	37,735	1,034,133
Daiichi Sankyo Co. Ltd.	100,083	2,658,048
Eisai Co. Ltd.	14,112	580,770
Hoya Corp.	21,086	2,261,993

See Notes to Financial Statements.	89

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Japan Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
Health Care (Continued)
Kyowa Kirin Co. Ltd.	14,960	$322,709
M3, Inc.	24,684	716,543
Nippon Shinyaku Co. Ltd.	2,800	173,348
Olympus Corp.	70,376	1,470,825
Ono Pharmaceutical Co. Ltd.	20,783	549,542
Otsuka Holdings Co. Ltd.	22,000	732,963
Shionogi & Co. Ltd.	14,908	796,383
Sysmex Corp.	9,344	609,481
Takeda Pharmaceutical Co. Ltd.	85,923	2,471,533
Terumo Corp.	36,102	1,169,420

(Cost $18,079,597)		17,439,216

Industrials — 21.7%
AGC, Inc. (a)	10,862	409,640
ANA Holdings, Inc. *	9,218	182,019
Central Japan Railway Co.	8,126	1,008,057
Dai Nippon Printing Co. Ltd.	12,443	284,168
Daifuku Co. Ltd.	5,600	353,222
Daikin Industries Ltd.	14,248	2,289,353
East Japan Railway Co.	16,885	867,498
FANUC Corp.	10,789	1,768,764
Fuji Electric Co. Ltd.	7,106	336,160
Hankyu Hanshin Holdings, Inc.	12,740	341,917
Hitachi Construction Machinery Co. Ltd.	6,020	141,457
Hitachi Ltd.	55,234	2,885,374
Hoshizaki Corp.	3,254	192,862
ITOCHU Corp.	68,088	1,954,287
Japan Airlines Co. Ltd. *	7,854	143,127
Kajima Corp.	25,076	269,976
Keio Corp.	5,936	198,505
Keisei Electric Railway Co. Ltd.	7,184	187,503
Kintetsu Group Holdings Co. Ltd.	9,610	281,055
Komatsu Ltd.	52,737	1,309,259
Kubota Corp.	57,463	1,059,674
Kurita Water Industries Ltd.	5,642	218,475
Lixil Corp.	16,716	319,297
Makita Corp.	12,444	340,546
Marubeni Corp.	87,887	924,030
MINEBEA MITSUMI, Inc.	20,224	378,606
MISUMI Group, Inc.	15,720	356,199
Mitsubishi Corp.	72,291	2,489,346
Mitsubishi Electric Corp.	110,226	1,212,413
Mitsubishi Heavy Industries Ltd.	18,002	683,806
Mitsui & Co. Ltd.	79,771	2,002,718
Mitsui OSK Lines Ltd.	19,200	513,800
MonotaRO Co. Ltd.	14,000	205,321
NGK Insulators Ltd.	14,064	209,319
Nidec Corp.	25,590	1,725,216
Nihon M&A Center Holdings, Inc.	17,100	198,848
NIPPON EXPRESS HOLDINGS, Inc.	4,339	251,102
Nippon Yusen KK	9,012	749,046
Obayashi Corp.	36,408	258,209
Odakyu Electric Railway Co. Ltd.	16,677	220,356
Persol Holdings Co. Ltd.	10,000	194,741
Recruit Holdings Co. Ltd.	82,191	3,022,427
Secom Co. Ltd.	11,772	776,997
SG Holdings Co. Ltd.	16,500	297,483

	Number of Shares	Value
Industrials (Continued)
Shimizu Corp.	30,468	$162,121
SMC Corp.	3,258	1,685,753
Sumitomo Corp.	63,273	909,271
Taisei Corp.	10,552	315,572
Tobu Railway Co. Ltd.	10,590	237,490
Tokyu Corp.	27,922	317,101
TOPPAN, Inc.	14,639	275,757
Toshiba Corp.	21,823	978,123
TOTO Ltd.	7,938	268,536
Toyota Industries Corp.	8,099	522,171
Toyota Tsusho Corp.	11,931	456,443
West Japan Railway Co.	12,279	453,541
Yamato Holdings Co. Ltd.	16,317	282,143
Yaskawa Electric Corp.	13,382	466,216

(Cost $42,945,477)		41,342,416

Information Technology — 14.0%
Advantest Corp.	10,800	746,650
Azbil Corp.	7,000	207,442
Brother Industries Ltd.	13,222	244,135
Canon, Inc. (a)	56,297	1,417,756
Disco Corp.	1,600	436,245
FUJIFILM Holdings Corp.	20,157	1,112,796
Fujitsu Ltd.	11,240	1,689,034
GMO Payment Gateway, Inc.	2,400	199,107
Hamamatsu Photonics KK	7,788	364,793
Hirose Electric Co. Ltd.	1,866	259,749
Ibiden Co. Ltd.	6,000	220,686
Itochu Techno-Solutions Corp.	5,900	147,345
Keyence Corp.	11,086	4,442,667
Kyocera Corp.	17,908	1,010,894
Lasertec Corp.	4,200	612,701
Murata Manufacturing Co. Ltd.	32,345	2,085,396
NEC Corp.	13,793	558,213
Nomura Research Institute Ltd.	18,722	516,278
NTT Data Corp.	35,340	555,623
Obic Co. Ltd.	3,962	587,214
Omron Corp.	10,317	595,130
Oracle Corp. (a)	2,172	131,938
Otsuka Corp.	6,260	198,641
Renesas Electronics Corp. *	70,800	838,150
Ricoh Co. Ltd.	32,734	275,633
Rohm Co. Ltd.	4,812	396,966
SCSK Corp.	9,000	150,519
Seiko Epson Corp.	15,724	263,461
Shimadzu Corp.	13,336	490,511
SUMCO Corp.	18,500	301,352
TDK Corp.	21,884	759,017
TIS, Inc.	12,700	332,951
Tokyo Electron Ltd.	8,514	3,900,693
Trend Micro, Inc.	7,572	445,256
Yokogawa Electric Corp.	12,808	230,621

(Cost $23,699,152)		26,725,563

Materials — 4.8%
Asahi Kasei Corp.	69,984	567,004
Hitachi Metals Ltd. *	12,046	193,601

See Notes to Financial Statements.	90

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Japan Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
Materials (Continued)
JFE Holdings, Inc.	27,619	$340,477
JSR Corp.	10,351	328,054
Mitsubishi Chemical Holdings Corp.	71,896	427,908
Mitsui Chemicals, Inc.	10,381	254,415
Nippon Paint Holdings Co. Ltd. (a)	46,315	344,660
Nippon Sanso Holdings Corp.	8,480	159,673
Nippon Steel Corp.	46,137	806,551
Nissan Chemical Corp.	6,802	384,655
Nitto Denko Corp.	8,018	582,346
Oji Holdings Corp.	43,284	190,640
Shin-Etsu Chemical Co. Ltd.	21,431	3,052,296
Sumitomo Chemical Co. Ltd.	83,456	344,235
Sumitomo Metal Mining Co. Ltd.	13,805	580,789
Toray Industries, Inc.	77,542	401,338
Tosoh Corp.	14,700	214,103

(Cost $10,226,630)		9,172,745

Real Estate — 3.4%
Daito Trust Construction Co. Ltd.	3,651	323,311
Daiwa House Industry Co. Ltd.	34,317	827,703
Daiwa House REIT Investment Corp. REIT	124	306,785
GLP J REIT	238	306,339
Hulic Co. Ltd.	21,310	174,473
Japan Metropolitan Fund Invest REIT	391	330,756
Japan Real Estate Investment Corp. REIT	70	347,458
Mitsubishi Estate Co. Ltd.	66,424	984,996
Mitsui Fudosan Co. Ltd.	51,382	1,124,349
Nippon Building Fund, Inc. REIT	88	478,502
Nippon Prologis REIT, Inc. REIT	116	309,069
Nomura Real Estate Holdings, Inc.	6,628	166,041
Nomura Real Estate Master Fund, Inc. REIT	237	308,918
Sumitomo Realty & Development Co. Ltd.	17,350	468,336

(Cost $7,809,854)		6,457,036

	Number of Shares	Value
Utilities — 1.0%
Chubu Electric Power Co., Inc.	36,234	$363,367
Kansai Electric Power Co., Inc.	39,607	385,809
Osaka Gas Co. Ltd.	20,989	392,275
Tokyo Electric Power Co. Holdings, Inc. *	85,784	320,520
Tokyo Gas Co. Ltd.	21,065	410,877

(Cost $2,467,554)		1,872,848

TOTAL COMMON STOCKS (Cost $196,022,574)		186,175,527

EXCHANGE-TRADED FUNDS — 0.2%
iShares Currency Hedged MSCI Japan ETF (Cost $268,042)	6,750	258,457

SECURITIES LENDING COLLATERAL — 0.2%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.68% (b)(c) (Cost $466,150)	466,150	466,150

CASH EQUIVALENTS — 0.1%
DWS ESG Liquidity Fund “Capital Shares”, 0.86% (b) (Cost $117,973)	117,974	117,904

TOTAL INVESTMENTS — 98.2% (Cost $196,874,739)		$187,018,038
Other assets and liabilities, net — 1.8%		3,493,993

NET ASSETS — 100.0%		$190,512,031

A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2022 is as follows:

Value ($) at 5/31/2021	Purchases Cost ($)	Sales Proceeds ($)		Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 5/31/2022	Value ($) at 5/31/2022
SECURITIES LENDING COLLATERAL — 0.2%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.68% (b)(c)
1,854,074	—	(1,387,924	)(d)	—	—	1,781	—	466,150	466,150

CASH EQUIVALENTS — 0.1%
DWS ESG Liquidity Fund “Capital Shares”, 0.86% (b)
117,744	219	—		—	(59)	219	—	117,974	117,904
DWS Government Money Market Series “Institutional Shares”, 0.72% (b)
5,191,109	90,803,579	(95,994,688)		—	—	6,609	—	—	—

7,162,927	90,803,798	(97,382,612)		—	(59)	8,609	—	584,124	584,054

*	Non-income producing security.
(a)

All or a portion of these securities were on loan. In addition, “Other assets and liabilities, net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2022 amounted to $5,261,083, which is 2.8% of net assets.

See Notes to Financial Statements.	91

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Japan Hedged Equity ETF (Continued)

May 31, 2022

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)

Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $5,112,158.

(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended May 31, 2022.

REIT: Real Estate Investment Trust

At May 31, 2022, open futures contracts purchased were as follows:

Contract Description	Currency	Number of Contracts	Notional Amount	Contract Value	Expiration Date	Unrealized Appreciation
Nikkei 225 Futures	JPY	1	$208,271	$211,753	6/09/2022	$3,482
TOPIX Index Futures	JPY	18	2,650,739	2,669,204	6/09/2022	18,465
Yen Denom Nikkei Futures	JPY	8	830,502	844,526	6/09/2022	14,024

Total unrealized appreciation						$35,971

As of May 31, 2022, the Fund had the following forward foreign currency contracts outstanding:

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
Goldman Sachs & Co.	6/2/2022	JPY	7,687,216,100	USD	59,382,523	$—	$(330,966)
JP Morgan & Chase Co.	6/2/2022	JPY	8,567,712,900	USD	66,185,131	—	(367,965)
RBC Capital Markets	6/2/2022	JPY	7,217,127,300	USD	55,752,023	—	(309,866)
RBC Capital Markets	6/2/2022	JPY	845,360,000	USD	6,530,342	—	(36,326)
Goldman Sachs & Co.	6/2/2022	USD	59,755,265	JPY	7,687,216,100	—	(41,776)
JP Morgan & Chase Co.	6/2/2022	USD	66,599,657	JPY	8,567,712,900	—	(46,560)
RBC Capital Markets	6/2/2022	USD	62,672,372	JPY	8,062,487,300	—	(43,815)
Citigroup Global Markets	7/5/2022	JPY	17,005,000	USD	132,352	60	—
Goldman Sachs & Co.	7/5/2022	JPY	7,687,216,100	USD	59,830,376	27,002	—
JP Morgan & Chase Co.	7/5/2022	JPY	8,567,712,900	USD	66,684,357	31,080	—
RBC Capital Markets	7/5/2022	JPY	8,062,487,300	USD	62,752,077	29,248	—

Total unrealized appreciation (depreciation)						$87,390	$(1,177,274)

For information on the Fund’s policy and additional disclosures regarding futures contracts and forward foreign currency contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Currency Abbreviations

JPY	Japanese Yen
USD	U.S. Dollar

See Notes to Financial Statements.	92

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Japan Hedged Equity ETF (Continued)

May 31, 2022

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2022 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$186,175,527	$—	$—	$186,175,527
Exchange-Traded Funds	258,457	—	—	258,457
Short-Term Investments (a)	584,054	—	—	584,054
Derivatives (b)
Forward Foreign Currency Contracts	—	87,390	—	87,390
Futures Contracts	35,971	—	—	35,971

TOTAL	$187,054,009	$87,390	$—	$187,141,399

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Forward Foreign Currency Contracts	$—	$(1,177,274)	$—	$(1,177,274)

TOTAL	$—	$(1,177,274)	$—	$(1,177,274)

(a)	See Schedule of Investments for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contracts.

See Notes to Financial Statements.	93

DBX ETF Trust

Statements of Assets and Liabilities

May 31, 2022

	Xtrackers MSCI All World ex US Hedged Equity ETF	Xtrackers MSCI Emerging Markets Hedged Equity ETF	Xtrackers MSCI Europe Hedged Equity ETF	Xtrackers MSCI Eurozone Hedged Equity ETF
Assets
Investment in non-affiliated securities at value	$153,724,059	$97,113,925	$511,832,333	$12,529,001
Investment in affiliated securities at value	146,908	—	1,228,546	53,391
Investment in DWS ESG Liquidity Fund	—	—	641,141	—
Investment in DWS Government Money Market Series*	—	93,470	—	22,163
Investment in DWS Government & Agency Securities Portfolio**	2,880,589	281,038	21,303,043	999,756
Cash	—	75	—	—
Foreign currency at value	790,865	170,791	4,562,203	69,149
Receivable for return of collateral pledged for forward foreign currency contracts	1,360,000	279,892	6,560,000	20,000
Unrealized appreciation on forward foreign currency contracts	298,468	402,877	749,842	27,222
Deposit with broker for futures contracts	107,322	45,013	1,084,684	13,349
Receivables:
Investment securities sold	2,456,775	2,125,038	9,663,558	269,003
Capital shares	—	2,294	—	—
Variation margin on futures contracts	33,286	8,942	—	—
Dividends	481,707	236,910	861,823	20,943
Interest	976	582	4,203	12
Securities lending income	4,598	881	32,222	1,526
Foreign tax reclaim	151,344	895	1,844,978	15,864

Total assets	$162,436,897	$100,762,623	$560,368,576	$14,041,379

Liabilities
Due to custodian	$650,680	$—	$2,483,148	$—
Payable upon return of securities loaned	2,880,589	281,038	21,303,043	999,756
Payable upon return of deposit for forward foreign currency contracts	—	—	—	20,000
Unrealized depreciation on forward foreign currency contracts	1,635,082	999,496	6,733,392	235,531
Payables:
Investment securities purchased	1,422,950	1,693,480	2,864,876	92,391
Investment advisory fees	51,395	50,201	196,078	4,706
Variation margin on futures contracts	—	—	192,140	1,785
Deferred foreign tax payable	111,979	280,224	—	—

Total liabilities	6,752,675	3,304,439	33,772,677	1,354,169

Net Assets, at value	$155,684,222	$97,458,184	$526,595,899	$12,687,210

Net Assets Consist of
Paid-in capital	$143,130,639	$103,214,010	$640,283,384	$13,933,744
Distributable earnings (loss)	12,553,583	(5,755,826)	(113,687,485)	(1,246,534)

Net Assets, at value	$155,684,222	$97,458,184	$526,595,899	$12,687,210

Number of Common Shares outstanding	4,950,001	4,100,800	15,350,001	350,001

Net Asset Value	$31.45	$23.77	$34.31	$36.25

Investment in non-affiliated securities at cost	$144,347,199	$79,992,982	$549,552,481	$12,594,912

Investment in affiliated securities at cost	$181,628	$—	$2,756,470	$130,926

Value of securities loaned	$4,160,705	$1,202,706	$27,408,089	$1,313,134

Investment in DWS ESG Liquidity Fund at cost	$—	$—	$641,526	$—

Investment in DWS Government Money Market Series at cost*	$—	$93,470	$—	$22,163

Investment in DWS Government & Agency Securities Portfolio at cost**	$2,880,589	$281,038	$21,303,043	$999,756

Non-cash collateral for securities on loan	$1,614,075	$1,054,386	$9,335,506	$397,526

Foreign currency at cost	$777,893	$158,385	$4,484,303	$67,869

* Includes collateral held for forward foreign currency contracts	$—	$—	$—	$20,000

**	Represents collateral on securities loaned.

See Notes to Financial Statements.	94

DBX ETF Trust

Statements of Assets and Liabilities (Continued)

May 31, 2022

	Xtrackers MSCI Germany Hedged Equity ETF	Xtrackers MSCI Japan Hedged Equity ETF
Assets
Investment in non-affiliated securities at value	$9,876,403	$186,433,984
Investment in affiliated securities at value	186,311	—
Investment in DWS ESG Liquidity Fund	—	117,904
Investment in DWS Government Money Market Series	6,428	—
Investment in DWS Government & Agency Securities Portfolio*	15,960	466,150
Foreign currency at value	39,945	1,597,512
Receivable for return of collateral pledged for forward foreign currency contracts	—	3,450,000
Unrealized appreciation on forward foreign currency contracts	21,447	87,390
Deposit with broker for futures contracts	8,121	166,813
Receivables:
Investment securities sold	224,458	3,178,743
Dividends	5,473	1,569,366
Interest	2	1,437
Securities lending income	29	427
Foreign tax reclaim	27,393	—

Total assets	$10,411,970	$197,069,726

Liabilities
Due to custodian	$—	$2,280,589
Payable upon return of securities loaned	15,960	466,150
Unrealized depreciation on forward foreign currency contracts	185,883	1,177,274
Due to broker for futures contracts	—	340,000
Payables:
Investment securities purchased	89,016	2,221,614
Investment advisory fees	3,743	70,940
Variation margin on futures contracts	1,018	1,128

Total liabilities	295,620	6,557,695

Net Assets, at value	$10,116,350	$190,512,031

Net Assets Consist of
Paid-in capital	$18,852,033	$339,686,261
Distributable earnings (loss)	(8,735,683)	(149,174,230)

Net Assets, at value	$10,116,350	$190,512,031

Number of Common Shares outstanding	350,800	3,900,800

Net Asset Value	$28.84	$48.84

Investment in non-affiliated securities at cost	$11,243,387	$196,290,616

Investment in affiliated securities at cost	$535,726	$—

Value of securities loaned	$15,578	$5,261,083

Investment in DWS ESG Liquidity Fund at cost	$—	$117,973

Investment in DWS Government Money Market Series at cost	$6,428	$—

Investment in DWS Government & Agency Securities Portfolio at cost*	$15,960	$466,150

Non-cash collateral for securities on loan	$—	$5,112,158

Foreign currency at cost	$39,060	$1,580,541

*	Represents collateral on securities loaned.

See Notes to Financial Statements.	95

DBX ETF Trust

Statements of Operations

For the Year Ended May 31, 2022

	Xtrackers MSCI All World ex US Hedged Equity ETF	Xtrackers MSCI Emerging Markets Hedged Equity ETF	Xtrackers MSCI Europe Hedged Equity ETF	Xtrackers MSCI Eurozone Hedged Equity ETF
Investment Income
Unaffiliated dividend income*	$3,811,024	$2,584,345	$16,414,980	$353,979
Affiliated dividend income	2,785	—	23,289	1,036
Income distributions from affiliated funds	3,921	1,356	15,347	33
Affiliated securities lending income	3,079	665	17,448	786
Unaffiliated non-cash dividend income	507,302	321,098	2,103,876	46,071
Unaffiliated securities lending income, net of borrower rebates	25,909	14,970	193,315	9,300

Total investment income	4,354,020	2,922,434	18,768,255	411,205

Expenses
Investment advisory fees	563,611	716,474	2,622,041	66,856
Other expenses	1,280	260	7,051	57

Total expenses	564,891	716,734	2,629,092	66,913

Less fees waived (see note 3):
Waiver	(1,444)	(526)	(5,348)	(1)

Net expenses	563,447	716,208	2,623,744	66,912

Net investment income (loss)	3,790,573	2,206,226	16,144,511	344,293

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments**	(1,642,925)	(520,326)	(7,325,313)	(104,459)
Investments in affiliates	—	—	—	(4,768)
In-kind redemptions	—	200,520	27,069,962	396,622
In-kind redemptions in affiliates	—	—	11,712	(470)
Futures contracts	(182,926)	(293,464)	1,025,219	3,272
Foreign currency transactions	(127,970)	(144,905)	(517,539)	(3,590)
Forward foreign currency contracts	13,120,597	2,856,820	68,420,849	2,021,230
Payments by Affiliates (see note 6)	—	5,819	—	—

Net realized gain (loss)	11,166,776	2,104,464	88,684,890	2,307,837

Net change in unrealized appreciation (depreciation) on:
Investments***	(20,437,686)	(25,799,545)	(92,053,624)	(3,062,700)
Investments in affiliates	(38,749)	—	(391,818)	(12,755)
Futures contracts	(41,030)	(2,135)	45,615	3,400
Foreign currency translations	(8,984)	11,786	(290,605)	(3,465)
Forward foreign currency contracts	23,947	508,799	3,418,049	16,581

Net change in unrealized appreciation (depreciation)	(20,502,502)	(25,281,095)	(89,272,383)	(3,058,939)

Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(9,335,726)	(23,176,631)	(587,493)	(751,102)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(5,545,153)	$(20,970,405)	$15,557,018	$(406,809)

* Unaffiliated foreign tax withheld	$436,541	$325,811	$1,914,648	$72,241
** Including foreign taxes	$2	$3,797	$—	$—
*** Including change in deferred foreign taxes	$6,421	$2,264	$—	$—

See Notes to Financial Statements.	96

DBX ETF Trust

Statements of Operations (Continued)

For the Year Ended May 31, 2022

	Xtrackers MSCI Germany Hedged Equity ETF	Xtrackers MSCI Japan Hedged Equity ETF
Investment Income
Unaffiliated dividend income*	$312,774	$3,960,224
Affiliated dividend income	3,559	—
Income distributions from affiliated funds	37	6,828
Affiliated securities lending income	4	1,781
Unaffiliated non-cash dividend income	—	—
Unaffiliated securities lending income, net of borrower rebates	216	31,345

Total investment income	316,590	4,000,178

Expenses
Investment advisory fees	55,838	872,880
Other expenses	57	4,202

Total expenses	55,895	877,082

Less fees waived (see note 3):
Waiver	(88)	(2,384)

Net expenses	55,807	874,698

Net investment income (loss)	260,783	3,125,480

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(86,214)	(3,553,095)
Investments in affiliates	(7,543)	—
In-kind redemptions	745,156	3,609,132
In-kind redemptions in affiliates	(4,171)	—
Futures contracts	4,292	(173,306)
Foreign currency transactions	(491)	(319,528)
Forward foreign currency contracts	1,638,214	31,850,368

Net realized gain (loss)	2,289,243	31,413,571

Net change in unrealized appreciation (depreciation) on:
Investments	(3,575,001)	(29,609,451)
Investments in affiliates	(43,953)	(59)
Futures contracts	(302)	31,090
Foreign currency translations	(5,613)	(69,310)
Forward foreign currency contracts	51,647	(1,445,487)

Net change in unrealized appreciation (depreciation)	(3,573,222)	(31,093,217)

Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(1,283,979)	320,354

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,023,196)	$3,445,834

* Unaffiliated foreign tax withheld	$48,653	$430,618

See Notes to Financial Statements.	97

DBX ETF Trust

Statements of Changes in Net Assets

	Xtrackers MSCI All World ex US Hedged Equity ETF		Xtrackers MSCI Emerging Markets Hedged Equity ETF
	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$3,790,573	$2,329,775	$2,206,226	$1,631,239
Net realized gain (loss)	11,166,776	(3,526,996)	2,104,464	(472,807)
Net change in net unrealized appreciation (depreciation)	(20,502,502)	31,627,186	(25,281,095)	36,415,472

Net increase (decrease) in net assets resulting from operations	(5,545,153)	30,429,965	(20,970,405)	37,573,904

Distributions to Shareholders	(2,755,823)	(2,298,657)	(1,932,852)	(2,035,453)

Fund Shares Transactions
Proceeds from shares sold	38,846,234	10,818,162	10,392,890	2,940,585
Value of shares redeemed	—	(12,480,284)	(7,486,062)	(10,412,487)

Net increase (decrease) in net assets resulting from fund share transactions	38,846,234	(1,662,122)	2,906,828	(7,471,902)

Total net increase (decrease) in Net Assets	30,545,258	26,469,186	(19,996,429)	28,066,549

Net Assets
Beginning of year	125,138,964	98,669,778	117,454,613	89,388,064

End of year	$155,684,222	$125,138,964	$97,458,184	$117,454,613

Changes in Shares Outstanding
Shares outstanding, beginning of year	3,750,001	3,850,001	4,000,800	4,250,800
Shares sold	1,200,000	350,000	400,000	100,000
Shares redeemed	—	(450,000)	(300,000)	(350,000)

Shares outstanding, end of year	4,950,001	3,750,001	4,100,800	4,000,800

See Notes to Financial Statements.	98

DBX ETF Trust

Statements of Changes in Net Assets (Continued)

	Xtrackers MSCI Europe Hedged Equity ETF		Xtrackers MSCI Eurozone Hedged Equity ETF
	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$16,144,511	$11,962,486	$344,293	$394,276
Net realized gain (loss)	88,684,890	(48,260,226)	2,307,837	(398,314)
Net change in net unrealized appreciation (depreciation)	(89,272,383)	157,104,698	(3,058,939)	5,590,054

Net increase (decrease) in net assets resulting from operations	15,557,018	120,806,958	(406,809)	5,586,016

Distributions to Shareholders	(11,268,402)	(11,732,653)	(261,109)	(395,611)

Fund Shares Transactions
Proceeds from shares sold	78,587,519	115,314,044	—	—
Value of shares redeemed	(119,387,070)	(148,297,491)	(1,813,038)	(11,099,293)

Net increase (decrease) in net assets resulting from fund share transactions	(40,799,551)	(32,983,447)	(1,813,038)	(11,099,293)

Total net increase (decrease) in Net Assets	(36,510,935)	76,090,858	(2,480,956)	(5,908,888)

Net Assets
Beginning of year	563,106,834	487,015,976	15,168,166	21,077,054

End of year	$526,595,899	$563,106,834	$12,687,210	$15,168,166

Changes in Shares Outstanding
Shares outstanding, beginning of year	16,550,001	18,100,001	400,001	750,001
Shares sold	2,250,000	3,500,000	—	—
Shares redeemed	(3,450,000)	(5,050,000)	(50,000)	(350,000)

Shares outstanding, end of year	15,350,001	16,550,001	350,001	400,001

See Notes to Financial Statements.	99

DBX ETF Trust

Statements of Changes in Net Assets (Continued)

	Xtrackers MSCI Germany Hedged Equity ETF		Xtrackers MSCI Japan Hedged Equity ETF
	Year Ended May 31, 2022	Year Ended May 31, 2021	Year Ended May 31, 2022	Year Ended May 31, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$260,783	$484,443	$3,125,480	$2,843,396
Net realized gain (loss)	2,289,243	(2,021,372)	31,413,571	9,760,485
Net change in net unrealized appreciation (depreciation)	(3,573,222)	5,178,235	(31,093,217)	36,388,150

Net increase (decrease) in net assets resulting from operations	(1,023,196)	3,641,306	3,445,834	48,992,031

Distributions to Shareholders	(263,720)	(431,830)	(4,701,108)	(5,950,806)

Fund Shares Transactions
Proceeds from shares sold	—	—	9,961,877	11,284,280
Value of shares redeemed	(3,221,344)	(3,898,792)	(16,999,026)	(76,451,354)

Net increase (decrease) in net assets resulting from fund share transactions	(3,221,344)	(3,898,792)	(7,037,149)	(65,167,074)

Total net increase (decrease) in Net Assets	(4,508,260)	(689,316)	(8,292,423)	(22,125,849)

Net Assets
Beginning of year	14,624,610	15,313,926	198,804,454	220,930,303

End of year	$10,116,350	$14,624,610	$190,512,031	$198,804,454

Changes in Shares Outstanding
Shares outstanding, beginning of year	450,800	600,800	4,050,800	5,550,800
Shares sold	—	—	200,000	250,000
Shares redeemed	(100,000)	(150,000)	(350,000)	(1,750,000)

Shares outstanding, end of year	350,800	450,800	3,900,800	4,050,800

See Notes to Financial Statements.	100

DBX ETF Trust

Financial Highlights

Xtrackers MSCI All World ex US Hedged Equity ETF Selected Per Share Data	Years Ended May 31,
	2022		2021	2020		2019		2018
Net Asset Value, beginning of year	$33.37		$25.63	$26.61		$27.71		$26.20

Income (loss) from investment operations:
Net investment income (loss)(a)	0.88		0.64	0.62		0.73		0.67
Net realized and unrealized gain (loss)	(2.11)		7.73	(0.76)		(1.12)		1.51

Total from investment operations	(1.23)		8.37	(0.14)		(0.39)		2.18

Less distributions from:
Net investment income	(0.69)		(0.63)	(0.84)		(0.71)		(0.67)

Total distributions	(0.69)		(0.63)	(0.84)		(0.71)		(0.67)

Net Asset Value, end of year	$31.45		$33.37	$25.63		$26.61		$27.71

Total Return (%)	(3.79	)(b)	33.10 (b)	(0.78	)(b)	(1.30	)(b)	8.43

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	156		125	99		98		127
Ratio of expenses before fee waiver (%)	0.40		0.40	0.41		0.41		0.40
Ratio of expenses after fee waiver (%)	0.40		0.40	0.41		0.41		0.40
Ratio of net investment income (loss) (%)	2.69		2.15	2.29		2.74		2.46
Portfolio turnover rate (%)(c)	6		14	10		13		11

Xtrackers MSCI Emerging Markets Hedged Equity ETF Selected Per Share Data	Years Ended May 31,
	2022		2021	2020		2019		2018
Net Asset Value, beginning of year	$29.36		$21.03	$21.81		$23.91		$21.47

Income (loss) from investment operations:
Net investment income (loss)(a)	0.53		0.39	0.58		0.52		0.41
Net realized and unrealized gain (loss)	(5.65)		8.42	(0.74)		(2.02)		2.39

Total from investment operations	(5.12)		8.81	(0.16)		(1.50)		2.80

Less distributions from:
Net investment income	(0.47)		(0.48)	(0.62)		(0.60)		(0.36)

Total distributions	(0.47)		(0.48)	(0.62)		(0.60)		(0.36)

Net Asset Value, end of year	$23.77		$29.36	$21.03		$21.81		$23.91

Total Return (%)	(17.67	)(b)	42.20 (b)	(1.01	)(b)	(6.18	)(b)	13.09

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	97		117	89		112		195
Ratio of expenses before fee waiver (%)	0.65		0.65	0.66		0.66		0.65
Ratio of expenses after fee waiver (%)	0.65		0.65	0.66		0.66		0.65
Ratio of net investment income (loss) (%)	2.00		1.48	2.62		2.29		1.74
Portfolio turnover rate (%)(c)	14		13	20		13		15

(a)	Based on average shares outstanding during the period.
(b)	Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
(c)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.	101

DBX ETF Trust

Financial Highlights (Continued)

Xtrackers MSCI Europe Hedged Equity ETF Selected Per Share Data	Years Ended May 31,
	2022		2021	2020		2019		2018
Net Asset Value, beginning of year	$34.02		$26.91	$28.31		$28.71		$28.29

Income (loss) from investment operations:
Net investment income (loss)(a)	0.97		0.77	0.52		0.75		0.68
Net realized and unrealized gain (loss)	(0.00	)(b)	7.07	(1.06)		(0.26)		0.39

Total from investment operations	0.97		7.84	(0.54)		0.49		1.07

Less distributions from:
Net investment income	(0.68)		(0.73)	(0.86)		(0.89)		(0.65)

Total distributions	(0.68)		(0.73)	(0.86)		(0.89)		(0.65)

Net Asset Value, end of year	$34.31		$34.02	$26.91		$28.31		$28.71

Total Return (%)	2.85	(c)	29.68 (c)	(2.16	)(c)	1.88	(c)	3.82

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	527		563	487		849		1,543
Ratio of expenses before fee waiver (%)	0.45		0.45	0.46		0.47		0.45
Ratio of expenses after fee waiver (%)	0.45		0.45	0.46		0.47		0.45
Ratio of net investment income (loss) (%)	2.77		2.58	1.79		2.67		2.41
Portfolio turnover rate (%)(d)	5		9	13		7		11

Xtrackers MSCI Eurozone Hedged Equity ETF Selected Per Share Data	Years Ended May 31,
	2022		2021	2020		2019		2018
Net Asset Value, beginning of year	$37.92		$28.10	$29.80		$30.90		$30.29

Income (loss) from investment operations:
Net investment income (loss)(a)	0.88		0.76	0.40		0.71		0.62
Net realized and unrealized gain (loss)	(1.90)		9.71	(1.15)		(1.13)		0.63

Total from investment operations	(1.02)		10.47	(0.75)		(0.42)		1.25

Less distributions from:
Net investment income	(0.65)		(0.65)	(0.95)		(0.68)		(0.64)

Total distributions	(0.65)		(0.65)	(0.95)		(0.68)		(0.64)

Net Asset Value, end of year	$36.25		$37.92	$28.10		$29.80		$30.90

Total Return (%)	(2.77	)(c)	37.79 (c)	(2.80	)(c)	(1.34	)(c)	4.19

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	13		15	21		31		42
Ratio of expenses before fee waiver (%)	0.45		0.45	0.47		0.47		0.45
Ratio of expenses after fee waiver (%)	0.45		0.45	0.46		0.47		0.45
Ratio of net investment income (loss) (%)	2.32		2.37	1.31		2.42		2.05
Portfolio turnover rate (%)(d)	7		10	11		5		14

(a)	Based on average shares outstanding during the period.
(b)	Less than 0.005.
(c)	Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
(d)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.	102

DBX ETF Trust

Financial Highlights (Continued)

Xtrackers MSCI Germany Hedged Equity ETF Selected Per Share Data	Years Ended May 31,
	2022		2021	2020	2019		2018
Net Asset Value, beginning of year	$32.44		$25.49	$25.77	$27.93		$27.87

Income (loss) from investment operations:
Net investment income (loss)(a)	0.66		0.95	0.24	0.53		0.57
Net realized and unrealized gain (loss)	(3.67)		6.84	0.08	(2.02)		(0.09)

Total from investment operations	(3.01)		7.79	0.32	(1.49)		0.48

Less distributions from:
Net investment income	(0.59)		(0.84)	(0.60)	(0.67)		(0.42)

Total distributions	(0.59)		(0.84)	(0.60)	(0.67)		(0.42)

Net Asset Value, end of year	$28.84		$32.44	$25.49	$25.77		$27.93

Total Return (%)	(9.49	)(b)	31.15 (b)	1.15 (b)	(5.48	)(b)	1.73

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	10		15	15	23		36
Ratio of expenses before fee waiver (%)	0.45		0.45	0.45	0.46		0.45
Ratio of expenses after fee waiver (%)	0.45		0.45	0.45	0.46		0.45
Ratio of net investment income (loss) (%)	2.10		3.29	0.90	2.03		2.04
Portfolio turnover rate (%)(c)	7		15	14	11		17

Xtrackers MSCI Japan Hedged Equity ETF Selected Per Share Data	Years Ended May 31,
	2022		2021	2020	2019		2018
Net Asset Value, beginning of year	$49.08		$39.80	$37.95	$42.95		$38.65

Income (loss) from investment operations:
Net investment income (loss)(a)	0.79		0.62	0.67	0.64		0.52
Net realized and unrealized gain (loss)	0.13		9.82	2.27	(4.24)		4.69

Total from investment operations	0.92		10.44	2.94	(3.60)		5.21

Less distributions from:
Net investment income	(1.16)		(1.16)	(1.09)	(1.40)		(0.91)

Total distributions	(1.16)		(1.16)	(1.09)	(1.40)		(0.91)

Net Asset Value, end of year	$48.84		$49.08	$39.80	$37.95		$42.95

Total Return (%)	1.87	(b)	26.96 (b)	7.88 (b)	(8.59	)(b)	13.74

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	191		199	221	414		1,153
Ratio of expenses before fee waiver (%)	0.45		0.45	0.46	0.47		0.46
Ratio of expenses after fee waiver (%)	0.45		0.45	0.46	0.47		0.46
Ratio of net investment income (loss) (%)	1.61		1.41	1.69	1.55		1.24
Portfolio turnover rate (%)(c)	6		12	12	15		12

(a)	Based on average shares outstanding during the period.
(b)	Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
(c)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.	103

DBX ETF Trust

Notes to Financial Statements

1. Organization

DBX ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end registered management investment company organized as a Delaware statutory trust.

As of May 31, 2022, the Trust consists of thirty-four investment series of exchange-traded funds (“ETFs”)(each a “Fund” and collectively, the “Funds”) in operation and trading. These financial statements report on the Funds listed below:

Xtrackers MSCI All World ex US Hedged Equity ETF
Xtrackers MSCI Emerging Markets Hedged Equity ETF
Xtrackers MSCI Europe Hedged Equity ETF
Xtrackers MSCI Eurozone Hedged Equity ETF
Xtrackers MSCI Germany Hedged Equity ETF
Xtrackers MSCI Japan Hedged Equity ETF

DBX Advisors LLC (“DBX” or the “Advisor”), an indirect, wholly-owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), serves as investment advisor to the Funds and has overall responsibility for the general management and administration of the Funds, subject to the supervision of the Funds’ Board of Trustees (“Board”).

Each Fund offers shares that are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified lots consisting of 50,000 shares, each called a “Creation Unit”, to authorized participants who have entered into agreements with the Funds’ distributor. Shares are not individually redeemable securities of the Funds, and owners of the shares may acquire those shares from the Funds, or tender such shares for redemption to the Funds, in Creation Units only.

The investment objective of each Fund is to track the performance, before fees and expenses, of a particular index (the “Underlying Index”). The underlying indices for the Funds are:

Fund	Underlying Index
Xtrackers MSCI All World ex US Hedged Equity ETF	MSCI ACWI ex USA US Dollar Hedged Index
Xtrackers MSCI Emerging Markets Hedged Equity ETF	MSCI EM US Dollar Hedged Index
Xtrackers MSCI Europe Hedged Equity ETF	MSCI Europe US Dollar Hedged Index
Xtrackers MSCI Eurozone Hedged Equity ETF	MSCI EMU IMI US Dollar Hedged Index
Xtrackers MSCI Germany Hedged Equity ETF	MSCI Germany US Dollar Hedged Index
Xtrackers MSCI Japan Hedged Equity ETF	MSCI Japan US Dollar Hedged Index

The MSCI ACWI ex USA US Dollar Hedged Index is designed to track the performance of equity securities in developed and emerging stock markets (excluding the United States), while mitigating exposure to fluctuations between the value of the U.S. dollar and the currencies of the countries included in the Underlying Index.

The MSCI EM US Dollar Hedged Index is designed to track emerging market performance while mitigating exposure to fluctuations between the value of the U.S. dollar and the currencies of the countries included in the Underlying Index.

The MSCI Europe US Dollar Hedged Index is designed to track the performance of the developed markets in Europe, while mitigating exposure to fluctuations between the value of the U.S. dollar and the currencies of the countries included in the Underlying Index.

The MSCI EMU IMI US Dollar Hedged Index is designed to track the performance of equity securities based in the countries in the European Monetary Union (the “EMU”), while seeking to mitigate exposure to fluctuations between the value of the U.S. dollar and the euro.

The MSCI Germany US Dollar Hedged Index is designed to track the performance of the German equity market while mitigating exposure to fluctuations between the value of the U.S. dollar and the euro.

The MSCI Japan US Dollar Hedged Index is designed to track the performance of the Japanese equity market while mitigating exposure to fluctuations between the value of the U.S. dollar and Japanese yen.

104

DBX ETF Trust

Notes to Financial Statements (Continued)

The MSCI Hedged Underlying Indices are rebalanced monthly on the last trading day of the month, when the index will take into account the effect of rolling into new 1-month forward contracts based on the newly determined weights of currency to be sold for the next month’s index calculation. The currency weights are determined as of the close of two business days before the first calendar day of the following month and remain constant intra month. This means that no changes in the weights are made during the month to account for changes in the indexes due to price movement of securities, corporate events, additions, deletions or any other changes. The daily calculation of MSCI Hedged Indices marks to market the one-month forward contracts on a daily basis by using an equal and offsetting forward position.

Each Fund is entitled to use its respective Underlying Index pursuant to a licensing agreement between the Index Provider and DBX. There is no charge to the Funds in connection with these licensing agreements.

Xtrackers MSCI All World ex US Hedged Equity ETF, Xtrackers MSCI Emerging Markets Hedged Equity ETF, Xtrackers MSCI Europe Hedged Equity ETF, Xtrackers MSCI Eurozone Hedged Equity ETF and Xtrackers MSCI Japan Hedged Equity ETF are diversified series of the Trust. Xtrackers MSCI Germany Hedged Equity ETF is non-diversified and is not limited by the Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. This means the securities of a particular issuer (or securities of issuers in particular industries) may dominate the Underlying Index of the Fund and, consequently, the Fund’s investment portfolio. This may adversely affect the Fund’s performance or subject the Fund’s shares to greater price volatility than that experienced by more diversified investment companies. In addition, each Fund may change its diversification status over time and then change it back again, without shareholder approval, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index each Fund tracks.

Pursuant to the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business the Trust enters into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Trust expects the risk of loss to be remote.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund qualifies as an investment company under Topic 946 of the Accounting Standards Codification of U.S. GAAP. The following is a summary of significant accounting policies followed by the Funds.

Security Valuation    The NAV of each Fund’s shares is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time. NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.

Investments in open-end investment companies are valued at their NAV each business day and are categorized as Level 1.

105

DBX ETF Trust

Notes to Financial Statements (Continued)

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Funds’ valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s Underlying Index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index.

Disclosure about the classification of the fair value measurements is included in a table following the Fund’s Schedule of Investments.

Cash    Cash consists of cash held at banks and is on deposit with major financial institutions.

Investment Transactions and Investment Income    Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from the sale or disposition of securities are calculated on the identified cost-method. Dividend income is net of any foreign taxes withheld at source. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Interest income is recorded on the accrual basis.

Tax Information and Dividends and Distributions to Shareholders    It is each Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”). Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is the policy of each Fund to pay out dividends from its net investment income, if any, to investors semi-annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Funds may occasionally be required to make supplemental distributions at some other time during the year. The Funds reserve the right to declare special distributions if, in their reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified at the end of the year within the components of net assets based on their federal tax treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for the full year for tax purposes, are reported as a tax return of capital.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Funds’ tax positions taken or expected to be taken on foreign, federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Funds’ financial statements.

106

DBX ETF Trust

Notes to Financial Statements (Continued)

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statements of Operations. For the year ended May 31, 2022, the Funds did not incur any interest or penalties.

As of May 31, 2022, the components of accumulated earnings (losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital and Other Gains (Losses)	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Losses)
Xtrackers MSCI All World ex US Hedged Equity ETF	$5,125,647	$109,435	$—	$7,318,501	$12,553,583
Xtrackers MSCI Emerging Markets Hedged Equity ETF	999,910	—	(19,601,406)	12,845,670	(5,755,826)
Xtrackers MSCI Europe Hedged Equity ETF	7,473,116	—	(73,521,123)	(47,639,478)	(113,687,485)
Xtrackers MSCI Eurozone Hedged Equity ETF	192,900	—	(1,077,777)	(361,657)	(1,246,534)
Xtrackers MSCI Germany Hedged Equity ETF	239,486	—	(6,960,190)	(2,014,979)	(8,735,683)
Xtrackers MSCI Japan Hedged Equity ETF	1,463,707	—	(137,631,291)	(13,006,646)	(149,174,230)

The tax character of dividends and distributions declared for the years ended May 31, 2022 and May 31, 2021 were as follows:

Year Ended May 31, 2022
Ordinary Income*
Xtrackers MSCI All World ex US Hedged Equity ETF	$2,755,823
Xtrackers MSCI Emerging Markets Hedged Equity ETF	1,932,852
Xtrackers MSCI Europe Hedged Equity ETF	11,268,402
Xtrackers MSCI Eurozone Hedged Equity ETF	261,109
Xtrackers MSCI Germany Hedged Equity ETF	263,720
Xtrackers MSCI Japan Hedged Equity ETF	4,701,108

Year Ended May 31, 2021
Ordinary Income*
Xtrackers MSCI All World ex US Hedged Equity ETF	$2,298,657
Xtrackers MSCI Emerging Markets Hedged Equity ETF	2,035,453
Xtrackers MSCI Europe Hedged Equity ETF	11,732,653
Xtrackers MSCI Eurozone Hedged Equity ETF	395,611
Xtrackers MSCI Germany Hedged Equity ETF	431,830
Xtrackers MSCI Japan Hedged Equity ETF	5,950,806

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

At May 31, 2022, for Federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by regulations, to offset future capital gains for an unlimited period. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

	Short-Term	Long-Term	Total Amount
Xtrackers MSCI Emerging Markets Hedged Equity ETF	$10,907,023	$8,694,383	$19,601,406
Xtrackers MSCI Europe Hedged Equity ETF	—	73,521,123	73,521,123
Xtrackers MSCI Eurozone Hedged Equity ETF	—	1,077,777	1,077,777
Xtrackers MSCI Germany Hedged Equity ETF	1,164,407	5,795,783	6,960,190
Xtrackers MSCI Japan Hedged Equity ETF	57,421,520	80,209,771	137,631,291

For the fiscal year ended May 31, 2022, the effect of permanent “book/tax” reclassifications to the components of net assets are included below. These differences are primarily due to redemptions-in-kind.

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	Distributable earnings (loss)	Paid-In Capital
Xtrackers MSCI Emerging Markets Hedged Equity ETF	$(151,658)	$151,658
Xtrackers MSCI Europe Hedged Equity ETF	(25,021,444)	25,021,444
Xtrackers MSCI Eurozone Hedged Equity ETF	(315,811)	315,811
Xtrackers MSCI Germany Hedged Equity ETF	(614,178)	614,178
Xtrackers MSCI Japan Hedged Equity ETF	(3,000,871)	3,000,871

As of May 31, 2022, the aggregate cost of investments for federal income tax purposes, the net unrealized appreciation or depreciation and the aggregated gross unrealized appreciation (depreciation) on investments were as follows:

	Aggregate Tax Cost	Net Unrealized Appreciation (Depreciation)	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)
Xtrackers MSCI All World ex US Hedged Equity ETF	$149,267,042	$7,430,642	$22,393,618	$(14,962,976)
Xtrackers MSCI Emerging Markets Hedged Equity ETF	84,226,860	13,110,909	27,915,430	(14,804,521)
Xtrackers MSCI Europe Hedged Equity ETF	582,965,621	(47,641,109)	38,285,032	(85,926,141)
Xtrackers MSCI Eurozone Hedged Equity ETF	13,993,059	(361,526)	1,892,016	(2,253,542)
Xtrackers MSCI Germany Hedged Equity ETF	12,118,805	(2,012,256)	741,178	(2,753,434)
Xtrackers MSCI Japan Hedged Equity ETF	199,853,706	(12,945,872)	17,416,857	(30,362,729)

Foreign Taxes    The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on capital gains from sales of investments and foreign currency transactions are included in their respective net realized gain (loss) categories, and deferred foreign taxes on unrealized gains are included in net change in unrealized appreciation (depreciation). Receivables and payables related to foreign taxes as of May 31, 2022, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

Foreign Currency Translations    The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending    The Funds may lend securities to certain financial institutions under the terms of their securities lending agreement. During the term of the loans the Funds continue to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Funds require the borrowers of the securities to maintain collateral with the Funds consisting of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended May 31, 2022, the Funds invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.08% annualized effective rate as of May 31, 2022) on the cash collateral invested in DWS

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Government & Agency Securities Portfolio. The Funds receive compensation for lending their securities either in the form of fees or by earning interest on invested cash collateral, net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Funds are not able to recover securities lent, the Funds may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Funds are also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of May 31, 2022, the Funds listed below had securities on loan. The value of the related collateral exceeded the value of the securities loaned at year end.

Remaining Contractual Maturity of the Agreements, as of May 31, 2022

Securities Lending Transactions	Overnight and Continuous	<30 Days	Between 30 & 90 days	>90 days	Total
Xtrackers MSCI All World ex US Hedged Equity ETF
Common Stocks	$2,880,589	$—	$—	$1,614,075	$4,494,664

Gross amount of recognized liabilities and non-cash collateral for securities lending transactions					$4,494,664
Xtrackers MSCI Emerging Markets Hedged Equity ETF
Common Stocks	$281,038	$—	$—	$1,054,386	$1,335,424

Gross amount of recognized liabilities and non-cash collateral for securities lending transactions					$1,335,424
Xtrackers MSCI Europe Hedged Equity ETF
Common Stocks	$21,303,043	$—	$—	$9,335,506	$30,638,549

Gross amount of recognized liabilities and non-cash collateral for securities lending transactions					$30,638,549
Xtrackers MSCI Eurozone Hedged Equity ETF
Common Stocks	996,348	$—	$—	$397,526	$1,393,874
Preferred Stocks	1,802	—	—	—	1,802
Rights	1,606	—	—	—	1,606

Total Borrowings	$999,756	$—	$—	$397,526	$1,397,282

Gross amount of recognized liabilities and non-cash collateral for securities lending transactions					$1,397,282
Xtrackers MSCI Germany Hedged Equity ETF
Exchange-Traded Funds	$15,960	$—	$—	$—	$15,960

Gross amount of recognized liabilities and non-cash collateral for securities lending transactions					$15,960
Xtrackers MSCI Japan Hedged Equity ETF
Common Stocks	$466,150	$—	$—	$5,112,158	$5,578,308

Gross amount of recognized liabilities and non-cash collateral for securities lending transactions					$5,578,308

Derivatives

Forward Foreign Currency Contracts    Each Fund may enter into forward foreign currency contracts (“forward currency contracts”) designed to offset the Fund’s exposure to non-U.S. currencies. In addition, the Funds may enter into forward currency contracts and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with distributions to shareholders.

A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. For the year ended May 31, 2022, The Xtrackers MSCI All World ex US Hedged Equity ETF, Xtrackers MSCI Emerging Markets Hedged Equity ETF, Xtrackers MSCI Europe Hedged Equity ETF and Xtrackers MSCI Eurozone Hedged Equity ETF invested in forward currency contracts to hedge against changes in the value of the U.S. dollar against specified non-U.S. currencies. Similarly, the Xtrackers MSCI Germany Hedged Equity ETF and Xtrackers MSCI Japan Hedged Equity ETF each invested in forward currency contracts to hedge against changes in the value of the U.S. dollar against the euro and the Japanese yen, respectively.

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The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency contracts. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

A summary of the open forward currency contracts as of May 31, 2022 is included in a table following the Funds’ Schedule of Investments. The investment in forward currency contracts short vs. U.S. dollars had a contract value generally indicative of a range of the total exposure the respective Fund had to the value of non U.S currencies during the year ended May 31, 2022.

Futures Contracts    Each Fund may enter into futures contracts. These futures contracts will be used to simulate investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund will enter into futures contracts that are traded on a U.S. or non-U.S. exchange. No Fund will use futures for speculative purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. For the year ended May 31, 2022, Xtrackers MSCI All World ex US Hedged Equity ETF, Xtrackers MSCI Emerging Markets Hedged Equity ETF, Xtrackers MSCI Europe Hedged Equity ETF, Xtrackers MSCI Eurozone Hedged Equity ETF, Xtrackers MSCI Germany Hedged Equity ETF and Xtrackers MSCI Japan Hedged Equity ETF utilized futures in order to simulate investments in the Funds’ Underlying Index. To the extent required by law, liquid assets committed to futures contracts will be maintained.

At the time each Fund enters into a futures contract, each Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is affected. Pursuant to the contract, each Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by each Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. The guarantee is supported by a daily payment system (i.e., margin requirements).

Use of long futures contracts subjects each Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects each Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

A summary of the open futures contracts as of May 31, 2022 is included in a table following the Funds’ Schedule of Investments.

The following tables summarize the value of the Funds’ derivative instruments held as of May 31, 2022 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

	Asset Derivatives		Liability Derivatives
Xtrackers MSCI All World ex US Hedged Equity ETF

Equity contracts	Unrealized appreciation on futures contracts*	$57,142	Unrealized depreciation on futures contracts*	$—

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$298,468	Unrealized depreciation on forward foreign currency contracts	$1,635,082

	Total	$355,610	Total	$1,635,082

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	Asset Derivatives		Liability Derivatives
Xtrackers MSCI Emerging Markets Hedged Equity ETF

Equity contracts	Unrealized appreciation on futures contracts*	$27,060	Unrealized depreciation on futures contracts*	$—

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$402,877	Unrealized depreciation on forward foreign currency contracts	999,496

	Total	$429,937	Total	$999,496

Xtrackers MSCI Europe Hedged Equity ETF

Equity contracts	Unrealized appreciation on futures contracts*	$188,605	Unrealized depreciation on futures contracts*	$65,443

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	749,842	Unrealized depreciation on forward foreign currency contracts	6,733,392

	Total	$938,447	Total	$6,798,835

Xtrackers MSCI Eurozone Hedged Equity ETF

Equity contracts	Unrealized appreciation on futures contracts*	$4,871	Unrealized depreciation on futures contracts*	$—

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	27,222	Unrealized depreciation on forward foreign currency contracts	235,531

	Total	$32,093	Total	$235,531

Xtrackers MSCI Germany Hedged Equity ETF

Equity contracts	Unrealized appreciation on futures contracts*	$2,653	Unrealized depreciation on futures contracts*	$—

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	21,447	Unrealized depreciation on forward foreign currency contracts	185,883

	Total	$24,100	Total	$185,883

Xtrackers MSCI Japan Hedged Equity ETF

Equity contracts	Unrealized appreciation on futures contracts*	$35,971	Unrealized depreciation on futures contracts*	$—

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	87,390	Unrealized depreciation on forward foreign currency contracts	1,177,274

	Total	$123,361		$1,177,274

*

Includes cumulative appreciation or cumulative depreciation on futures contracts as disclosed in the Schedule of Investments. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of realized and unrealized gains and losses on derivative instruments recognized in the Funds’ earnings during the year ended May 31, 2022 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Net Realized Gain (Loss) from:

	Futures Contracts — Equity Contracts	Forward Foreign Currency Contracts — Foreign Exchange Contracts	Total
Xtrackers MSCI All World ex US Hedged Equity ETF	$(182,926)	$13,120,597	$12,937,671
Xtrackers MSCI Emerging Markets Hedged Equity ETF	(293,464)	2,856,820	2,563,356
Xtrackers MSCI Europe Hedged Equity ETF	1,025,219	68,420,849	69,446,068
Xtrackers MSCI Eurozone Hedged Equity ETF	3,271	2,021,230	2,024,501
Xtrackers MSCI Germany Hedged Equity ETF	4,292	1,638,214	1,642,506
Xtrackers MSCI Japan Hedged Equity ETF	(173,306)	31,850,368	31,677,062

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Net Change in Unrealized Appreciation (Depreciation) on:

	Futures Contracts — Equity Contracts	Forward Foreign Currency Contracts — Foreign Exchange Contracts	Total
Xtrackers MSCI All World ex US Hedged Equity ETF	$(41,030)	$23,947	$(17,083)
Xtrackers MSCI Emerging Markets Hedged Equity ETF	(2,135)	508,799	506,664
Xtrackers MSCI Europe Hedged Equity ETF	45,615	3,418,049	3,463,664
Xtrackers MSCI Eurozone Hedged Equity ETF	3,400	16,581	19,981
Xtrackers MSCI Germany Hedged Equity ETF	(302)	51,647	51,345
Xtrackers MSCI Japan Hedged Equity ETF	31,090	(1,445,487)	(1,414,397)

For the year ended May 31, 2022 the average monthly volume of derivatives was as follows:

	Futures Contracts (Contract Value)	Forward Foreign Currency Contracts (Contract Value)
Xtrackers MSCI All World ex US Hedged Equity ETF	$3,572,550	$(137,254,841)
Xtrackers MSCI Emerging Markets Hedged Equity ETF	1,818,367	(105,110,442)
Xtrackers MSCI Europe Hedged Equity ETF	13,794,883	(568,419,644)
Xtrackers MSCI Eurozone Hedged Equity ETF	84,190	(14,600,946)
Xtrackers MSCI Germany Hedged Equity ETF	121,560	(12,222,936)
Xtrackers MSCI Japan Hedged Equity ETF	5,054,058	(187,635,626)

As of May 31, 2022, the Funds have transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Funds may have collateral agreements with certain counterparties to mitigate risk. Interest expense from collateral received, if any, is included in Other expenses on the Statements of Operations. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received (a)	Net Amount of Derivatives Assets	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged (a)	Net Amount of Derivatives Liabilities
Xtrackers MSCI All World ex US Hedged Equity ETF
Citigroup Global Markets	$491	$(491)	$—	$—	$1,499	$(491)	$—	$1,008
Goldman Sachs & Co.	82,429	(82,429)	—	—	502,490	(82,429)	(270,000)	150,061
JP Morgan & Chase Co.	140,661	(140,661)	—	—	615,833	(140,661)	(475,172)	—
RBC Capital Markets	74,887	(74,887)	—	—	515,260	(74,887)	(440,373)	—

	$298,468	$(298,468)	$—	$—	$1,635,082	$(298,468)	$(1,185,545)	$151,069

Xtrackers MSCI Emerging Markets Hedged Equity ETF
Citigroup Global Markets	$214	$(214)	$—	$—	$635	$(214)	$—	$421
Goldman Sachs & Co.	145,548	(145,548)	—	—	282,111	(145,548)	—	136,563
JP Morgan & Chase Co.	166,635	(166,635)	—	—	376,427	(166,635)	—	209,792
RBC Capital Markets	90,480	(90,480)	—	—	340,323	(90,480)	(249,843)	—

	$402,877	$(402,877)	$—	$—	$999,496	$(402,877)	$(249,843)	$346,776

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Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received (a)	Net Amount of Derivatives Assets	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged (a)	Net Amount of Derivatives Liabilities
Xtrackers MSCI Europe Hedged Equity ETF
Citigroup Global Markets	$4,799	$(4,778)	$—	$21	$4,778	$(4,778)	$—	$—
Goldman Sachs & Co.	242,968	(242,968)	—	—	2,232,316	(242,968)	(1,980,000)	9,348
JP Morgan & Chase Co.	250,233	(250,233)	—	—	2,234,735	(250,233)	(1,980,000)	4,502
RBC Capital Markets	251,842	(251,842)	—	—	2,261,563	(251,842)	(2,009,721)	—

	$749,842	$(749,821)	$—	$21	$6,733,392	$(749,821)	$(5,969,721)	$13,850

Xtrackers MSCI Eurozone Hedged Equity ETF
Citigroup Global Markets	$—	$—	$—	$—	$172	$—	$—	$172
Goldman Sachs & Co.	10,551	(10,551)	—	—	91,285	(10,551)	—	80,734
JP Morgan & Chase Co.	9,369	(9,369)	—	—	80,955	(9,369)	—	71,586
RBC Capital Markets	7,302	(7,302)	—	—	63,119	(7,302)	(20,000)	35,817

	$27,222	$(27,222)	$—	$—	$235,531	$(27,222)	$(20,000)	$188,309

Xtrackers MSCI Germany Hedged Equity ETF
Citigroup Global Markets	$—	$—	$—	$—	$459	$—	$—	$459
Goldman Sachs & Co.	7,620	(7,620)	—	—	65,930	(7,620)	—	58,310
JP Morgan & Chase Co.	7,886	(7,886)	—	—	68,144	(7,886)	—	60,258
RBC Capital Markets	5,941	(5,941)	—	—	51,350	(5,941)	—	45,409

	$21,447	$(21,447)	$—	$—	$185,883	$(21,447)	$—	$164,436

Xtrackers MSCI Japan Hedged Equity ETF
Citigroup Global Markets	$60	$—	$—	$60	$—	$—	$—	$—
Goldman Sachs & Co.	27,002	(27,002)	—	—	372,742	(27,002)	(345,740)	—
JP Morgan & Chase Co.	31,080	(31,080)	—	—	414,525	(31,080)	(383,445)	—
RBC Capital Markets	29,248	(29,248)	—	—	390,007	(29,248)	(360,759)	—

	$87,390	$(87,330)	$—	$60	$1,177,274	$(87,330)	$(1,089,944)	$—

(a)	The actual collateral received may be more than the amount shown.

Affiliated Cash Management Vehicles    The Funds may invest uninvested cash balances in DWS Government Money Market Series and DWS ESG Liquidity Fund, affiliated money market funds which are managed by DWS Investment Management Americas, Inc. (“DIMA”), also an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Government Money Market Series seeks to maintain a stable NAV, and DWS ESG Liquidity Fund maintains a floating NAV. The Funds indirectly bear their proportionate share of the expenses of each affiliated money market fund in which they invest. The Advisor will waive an amount of the unitary advisory fee payable to the Advisor by the Funds equal to such acquired fund’s fees and expenses on the Funds’ assets invested in the affiliated money market funds.

3. Investment Advisory and Other Agreements

The Advisor has overall responsibility for the general management and administration of the Funds, subject to the supervision of the Funds’ Board of Trustees. Under an investment advisory agreement between the Trust, on behalf of the Funds, and the Advisor (the “Investment Advisory Agreement”), the Advisor is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Funds to operate.

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For its investment advisory services to the Funds below, the Advisor was entitled to receive a unitary advisory fee based on each Fund’s average daily net assets, computed and accrued daily and payable monthly, at an annual rate equal to:

Unitary Advisory Fee
Xtrackers MSCI All World ex US Hedged Equity ETF	0.40%
Xtrackers MSCI Emerging Markets Hedged Equity ETF	0.65%
Xtrackers MSCI Europe Hedged Equity ETF	0.45%
Xtrackers MSCI Eurozone Hedged Equity ETF	0.45%
Xtrackers MSCI Germany Hedged Equity ETF	0.45%
Xtrackers MSCI Japan Hedged Equity ETF	0.45%

The Advisor for the funds below has contractually agreed to waive a portion of its unitary advisory fee in an amount equal to the acquired fund’s fees and expenses attributable to the Fund’s investments in affiliated cash management vehicles. For the year ended May 31, 2022, the Advisor waived expenses of the Funds as follows:

Expenses Waived
Xtrackers MSCI All World ex US Hedged Equity ETF	$1,444
Xtrackers MSCI Emerging Markets Hedged Equity ETF	526
Xtrackers MSCI Europe Hedged Equity ETF	5,348
Xtrackers MSCI Eurozone Hedged Equity ETF	1
Xtrackers MSCI Germany Hedged Equity ETF	88
Xtrackers MSCI Japan Hedged Equity ETF	2,384

Out of the unitary advisory fee, the Advisor pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, and expenses of the Independent Trustees. Each Fund is responsible for the payment of interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses, if any, litigation expenses and extraordinary expenses.

The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as Administrator, Custodian, Accounting Agent, Lending Agent and Transfer Agent for each Fund.

ALPS Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Funds.

The Board of Trustees is currently comprised of three Independent Trustees. The Advisor paid retainer fees and attendance fees to each Independent Trustee; retainer fees to the Chairman of the Board of Trustees and Chairman of the Audit Committee; and attendance fees to each member of the Audit Committee (which is comprised of all of the Funds’ Independent Trustees.

4. Investment Portfolio Transactions

For the year ended May 31, 2022, the cost of investments purchased and proceeds from sale of investments (excluding in-kind transactions and short-term investments) were as follows:

	Purchases	Sales
Xtrackers MSCI All World ex US Hedged Equity ETF	$33,471,706	$7,828,084
Xtrackers MSCI Emerging Markets Hedged Equity ETF	21,537,772	15,342,060
Xtrackers MSCI Europe Hedged Equity ETF	99,269,307	28,949,143
Xtrackers MSCI Eurozone Hedged Equity ETF	3,016,844	1,084,941
Xtrackers MSCI Germany Hedged Equity ETF	2,703,993	785,313
Xtrackers MSCI Japan Hedged Equity ETF	40,302,404	10,466,309

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For the year ended May 31, 2022, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

	Purchases	Sales
Xtrackers MSCI All World ex US Hedged Equity ETF	$27,925,885	$—
Xtrackers MSCI Emerging Markets Hedged Equity ETF	2,669,953	1,244,098
Xtrackers MSCI Europe Hedged Equity ETF	72,610,837	114,513,124
Xtrackers MSCI Eurozone Hedged Equity ETF	—	1,775,001
Xtrackers MSCI Germany Hedged Equity ETF	—	3,212,744
Xtrackers MSCI Japan Hedged Equity ETF	9,302,617	16,441,256

5. Fund Share Transactions

As of May 31, 2022, there were unlimited Fund shares, no par value, authorized by the Trust. Fund shares are issued and redeemed by each Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind contribution of a designated portfolio of securities constituting a portfolio sampling representation of the securities included in the respective Fund’s Underlying Index and an amount of cash, which under certain circumstances may include cash in lieu of portfolio securities. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

6. Payments by Affiliates

During the year ended May 31, 2022, the Advisor agreed to reimburse Xtrackers MSCI Emerging Markets Hedged Equity ETF $5,819 for a loss due to a FX trade executed incorrectly. The amount compensated was less than 0.01% of the Fund’s average net assets, thus having no impact on the Fund’s total return.

7. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets. There is also substantially less publicly available information about emerging market issuers than there is about issuers in developed countries. Therefore, disclosure of certain material information may not be made, and less information may be available to the Funds and other investors than would be the case if the Funds’ investments were restricted to securities of issuers in developed countries. Investments in emerging markets are often considered speculative.

Russia’s recent military incursions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Funds’ investments, even beyond any direct exposure the Funds may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial.

Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others; more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in lack of liquidity and in price volatility; currency revaluations and other currency exchange rate fluctuations or blockage; the nature and extent of intervention by the Chinese government in the Chinese securities markets (including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers), whether such intervention will continue and the impact of such intervention or its discontinuation; the risk of nationalization or expropriation of assets; the risk that the Chinese government may decide not to continue to support economic reform programs; limitations on the use of brokers (or action by the Chinese government that discourages brokers from

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serving international clients); higher rates of inflation; greater political, economic and social uncertainty; higher market volatility caused by any potential regional territorial conflicts or natural disasters; the risk of increased trade tariffs, embargoes and other trade limitations; restrictions on foreign ownership; custody risks associated with investing through Shanghai — Hong Kong and Shenzhen — Hong Kong Stock Connect programs, Renminbi Qualified Foreign Institutional Investor program or other programs to access the Chinese securities markets, both interim and permanent market regulations which may affect the ability of certain stockholders to sell Chinese securities when it would otherwise be advisable; and different and less stringent financial reporting standards. In addition, in June 2021, President Biden issued an executive order (“CMIC Order”) prohibiting U.S. persons, including the Funds, from purchasing or selling publicly traded securities (including publicly traded securities that are derivative of, or designed to provide exposure to, such securities) of any Chinese company identified as a “Chinese Military-Industrial Complex Company” (“CMIC”). This prohibition, effective August 2, 2021, expands on similar sanctions imposed by the prior administration on certain designated Chinese military companies (“CCMCs”) that took effect in January 2021. To the extent that any company in an Underlying Index is identified as a CMIC at any time (or was previously designated as a CCMC), it may have material adverse effect on a fund’s ability to track its Underlying Index.

8. Line of Credit

The Trust has entered into a senior unsecured credit facility with a syndication of banks which allows the Xtrackers MSCI All World ex US Hedged Equity ETF, Xtrackers MSCI Emerging Markets Hedged Equity ETF and certain other funds managed by the Advisor to borrow up to $105 million. Each Fund may borrow money under this credit facility to the extent necessary for temporary or emergency purposes, including the funding of shareholder redemption requests, trade settlements, and as necessary to distribute to shareholders any income necessary to maintain each Funds’ status as a regulated investment company. Borrowings are charged an interest rate of 1.25% per annum plus the greater of the Federal Funds Effective Rate or the one-month LIBOR Rate. Each Fund may borrow up to the lesser of 33 percent of its net assets as permitted by the Act or 25 percent of adjusted total net assets. The Funds had no outstanding loans at May 31, 2022.

9. Other — COVID-19 Pandemic

A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to significant portions of the population remaining unvaccinated and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Funds’ and their investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Funds and their service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Funds and reflect the consequences as appropriate in the Funds’ accounting and financial reporting.

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Report of Independent Registered Public Accounting Firm

To the Shareholders of

Xtrackers MSCI All World ex US Hedged Equity ETF, Xtrackers MSCI Emerging Markets Hedged Equity ETF, Xtrackers MSCI Europe Hedged Equity ETF, Xtrackers MSCI Eurozone Hedged Equity ETF, Xtrackers MSCI Germany Hedged Equity ETF and Xtrackers MSCI Japan Hedged Equity ETF and the Board of Trustees of DBX ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Xtrackers MSCI All World ex US Hedged Equity ETF, Xtrackers MSCI Emerging Markets Hedged Equity ETF, Xtrackers MSCI Europe Hedged Equity ETF, Xtrackers MSCI Eurozone Hedged Equity ETF, Xtrackers MSCI Germany Hedged Equity ETF and Xtrackers MSCI Japan Hedged Equity ETF (collectively referred to as the “Funds”), (six of the funds constituting DBX ETF Trust (the “Trust”)), including the schedules of investments, as of May 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (six of the funds constituting DBX ETF Trust) at May 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of the internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

New York, New York

July 27, 2022

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Liquidity Risk Management (Unaudited)

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DBX Advisors LLC (“Advisors”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). Advisors has designated a committee (the “Committee”) composed of personnel from multiple departments within an affiliate of Advisors that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.

In February 2022, as required by the Program and the Liquidity Rule, Advisors provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2020 through November 30, 2021 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, Advisors stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. Advisors also reported that there were no material changes made to the Program during the Reporting Period.

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DBX ETF Trust

Board Considerations in Approval of Investment Advisory Contracts (Unaudited)

Xtrackers MSCI All World ex-US Hedged Equity ETF, Xtrackers MSCI Emerging Markets Hedged Equity ETF, Xtrackers MSCI Europe Hedged Equity ETF, Xtrackers MSCI Eurozone Hedged Equity ETF, Xtrackers MSCI Germany Hedged Equity ETF, and Xtrackers MSCI Japan Hedged Equity ETF

Board Approval of Investment Advisory Agreement with DBX Advisors LLC

After discussions at the meeting of the Board of Trustees (“Board” or “Trustees”) held on February 16-17, 2022 (the “Meeting”), the Trustees, all of whom are the Independent Trustees (those not affiliated with DBX ETF Trust (the “Trust”) or its service providers), unanimously approved the continuance of the Investment Advisory Agreement with respect to Xtrackers MSCI All World ex-US Hedged Equity ETF, Xtrackers MSCI Emerging Markets Hedged Equity ETF, Xtrackers MSCI Europe Hedged Equity ETF, Xtrackers MSCI Eurozone Hedged Equity ETF, Xtrackers MSCI Germany Hedged Equity ETF, and Xtrackers MSCI Japan Hedged Equity ETF (each a “Fund,” and collectively, the “Funds”). The Independent Trustees were advised throughout the review and Meeting by K&L Gates LLP (“Independent Trustee Counsel”).

Before reaching their decision to approve the Investment Advisory Agreement for another annual period, the Independent Trustees evaluated the materials furnished to them in advance of the Meeting from DBX Advisors LLC (“DBX” or the “Adviser”) for purposes of reviewing the agreement’s terms, including statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”) regarding (a) fee and expense information for each Fund (including the fee and expense components and any amounts waived or reimbursed) as compared to a peer group of other exchange-traded funds (“ETFs”) selected pursuant to Broadridge’s proprietary methodology (each, a “Peer Group”) and (b) each Fund’s tracking error as compared to its underlying index over the previous five years (or since inception, if shorter). The Independent Trustees also took into consideration the discussions they had with management during the Meeting and among themselves during their Executive Sessions held on February 16 and February 17, 2022. The Independent Trustees also noted that they had received and should take into consideration a substantial amount of information furnished throughout the year at regular Board meetings, which information included, among other things, an analysis of each Fund’s investment performance, tracking error and related financial information, presentations given by DBX, as well as its periodic reports on brokerage commissions, portfolio execution and other services provided to the Funds.

In reaching its decision to continue in effect the Investment Advisory Agreement for another annual period, the Board considered all factors it believed relevant, including (1) the nature, extent and quality of the services provided to the Funds and their shareholders; (2) the financial resources of DBX and its resulting ability to perform its obligations under the Investment Advisory Agreement; (3) the competitiveness of the advisory fee; (4) the total cost of the services provided by and the profits realized by the Adviser from its relationship with the Funds; (5) the extent to which economies of scale have been realized, and if the Funds’ shareholders have benefitted from those economies; and (6) fall out benefits, if any, enjoyed by the Adviser.

The Board reached a determination, with the assistance of Independent Trustee Counsel and Vedder Price P.C. (“Trust Counsel”) and through the exercise of its business judgment, that approval of the Investment Advisory Agreement and the compensation to be received thereunder is in the best interests of each Fund and its shareholders as well as consistent with the Board’s duties under state and federal law. The Board reached this conclusion based on multiple factors.

The Board considered the following in determining whether to approve the Investment Advisory Agreement:

Nature, Extent and Quality of Services.     The Board reviewed in detail the nature, extent and quality of services provided and the risks incurred by the Adviser under the Investment Advisory Agreement. In doing so, the Board considered the information it had received from and the discussions it had with the Adviser continuously during the prior year, in addition to the information the Adviser had provided in response to the Board’s requests prior to the Meeting. The Board considered that these services include, among other things, furnishing a continuous investment program for the Funds, including arranging for, or implementing, the purchase and sale of portfolio securities, the provision of general corporate services such as portfolio management compliance services and the preparation and filing of certain reports on behalf of the Trust. The Board also considered, among other things, the professional experience, qualifications and performance of the senior management and key professional personnel of the Adviser, including portfolio management.

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Board Considerations in Approval of Investment Advisory Contracts (Unaudited) (Continued)

The Board considered that the Adviser provides, at its own expense, office facilities and equipment for use by the Funds and supervisory persons responsible for supervising and monitoring the Trust’s service providers. The Board also considered that the Adviser pays or arranges for the compensation of officers of the Trust who are also officers or employees of the Adviser or one of its DWS Group affiliates, except as may otherwise be determined by the Board. In addition, the Board considered that the Adviser arranges for the provision of transfer agency, custody, fund administration and accounting, and other non-distribution services necessary for the Funds’ operations. The Board also considered that in addition to managing the Funds’ portfolios directly, the Adviser provides oversight of day-to-day operations, including monitoring tracking error, providing services in connection with the creation and redemption of creation units and assistance in meeting legal, compliance and regulatory requirements applicable to the Funds.

The Board considered the information regarding each Fund’s tracking error compared to its underlying index that had been provided by the Adviser and by Broadridge. The Board took note of the detailed information provided by the Adviser throughout the year with respect to each Fund’s tracking error and the sources thereof. The Trustees noted that tracking error for each Fund during the year was in an expected range.

Based on its review, the Board concluded that the nature, extent, and quality of services provided by the Adviser under the Investment Advisory Agreement are reasonable and appropriate in relation to the fees paid to the Adviser, taking special consideration of the fact that the advisory fee is a unitary fee and, as a result, a portion of the unitary advisory fee will be used to compensate the Funds’ service providers. The Board considered the staffing of the Adviser, including the training, qualifications and experience of investment personnel in managing the Funds. The Board also considered the expertise of the Adviser in supervising third party service providers to the Funds, such as the administrator and the custodian, noting the Adviser’s extensive work with these service providers (including onsite due diligence sessions) to conduct such supervision. The Board further considered the compliance program of the Adviser, which supports the Funds’ compliance program.

Adviser’s Financial Resources.    In connection with the assessment of the ability of the Adviser to perform its duties under the Investment Advisory Agreement, the Board considered the Adviser’s financial condition and whether it has the resources necessary to carry out its functions. The Board concluded that the Adviser has the financial resources necessary to perform its obligations under the Investment Advisory Agreement.

Reasonableness of Advisory Fee.    The Board compared each Fund’s advisory fee and total expenses to those of the other ETFs in its Peer Group. The Board noted that due to the special characteristics of certain Funds, there were limitations faced by Broadridge in providing comparable funds in the Peer Groups and the information in the Broadridge reports accordingly may or may not provide meaningful direct comparisons to the Funds. The Board noted that the Peer Groups for currency-hedged Funds included ETFs that were not currency hedged. The Board also noted that the advisory fees and total expenses (after waivers/reimbursements) for each of the Funds were above the average and/or median of the ETFs in each Fund’s respective Peer Group compiled by Broadridge. The Board considered, however, that the Funds had advisory fees and total expenses that were competitive with other currency-hedged ETFs in their respective Peer Groups. The Board accordingly noted that each Fund’s fee is competitive with the fees of applicable peer ETFs.

The Board considered that the fee for each of the Funds is a unitary fee pursuant to which the Adviser pays all of the Funds’ costs (subject to certain specified exceptions). The Board considered that each Fund’s fee had been priced to scale when it was established. The Board also considered that each Fund’s portfolio is managed on a day-to-day basis by the Adviser and that the Adviser also provides oversight of day-to-day operations, including monitoring tracking error, providing services in connection with creation and redemption units and assistance in meeting legal and regulatory requirements applicable to the Funds. Based on its review, the Board concluded that the advisory fee for each Fund is reasonable in light of the services provided.

Costs of Services and Profitability.    The Board considered the expenses of the Adviser in developing and rendering services provided to the Funds and the information provided by the Adviser to the Board regarding the Funds’ profitability. The Board considered that the Adviser had provided extensive information about the Adviser’s profitability and the Adviser’s methodology in determining profitability. While the Adviser had provided information about the Adviser’s expenses relating to marketing the Funds, the Board considered the Adviser’s

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Board Considerations in Approval of Investment Advisory Contracts (Unaudited) (Continued)

profitability without accounting for such expenses. The Board determined that, although only some of the Funds were profitable as of this time, the Adviser’s profitability with respect to each profitable Fund was not excessive. The Board considered whether the Adviser would benefit in other ways from its relationships with the Funds and concluded that there were no material fall-out benefits likely to accrue to the Adviser related to the operation of the Funds.

Economies of Scale.    The Board considered that certain Funds had attracted a substantial amount of assets, but determined that those Funds were not experiencing economies of scale beyond what was reflected in each Fund’s unitary fee, which the Board noted was very competitive. The Board considered that the other Funds were not experiencing economies of scale at this time and determined to revisit this matter after the Funds had attracted more assets.

Given all the information available to it and considering all material factors, the Board concluded that the Investment Advisory Agreement was fair and reasonable and it was unanimously approved.

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Board Members and Officers (Unaudited)

Identification and Background

The Board has responsibility for the overall management and operations of the funds, including general supervision of the duties performed by the Advisor and other service providers. Each Board Member serves until his or her successor is duly elected or appointed and qualified. Each officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

The Trust currently has three Board Members. The three Independent Board Members have no affiliation or business connection with the Advisor or any of its affiliated persons and do not own any stock or other securities issued by the Advisor.

The Independent Board Members of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the fund complex (defined below) overseen by each Independent Board Member, and other directorships, if any, held by the Board Members are shown below. The fund complex includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor. As of the date of this shareholder report, the fund complex consists of the funds in the Trust, as well as the registered funds advised by affiliates of the Advisor.

Shareholder Communications to the Board.    Shareholders may send communications to the Trust’s Board by addressing the communications directly to the Board (or individual Board Members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board Members). The shareholder may send the communication to either the Trust’s office or directly to such Board members c/o 875 Third Avenue, New York, NY 10022. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Independent Board Members
Name, Year of Birth, Position with the Trust and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Board Member
Stephen R. Byers (1953) Chairperson since 2016, and Board Member since 2011 (formerly, Lead Independent Board Member, 2015-2016)	Independent Director (2011- present); Independent Consultant (2014-present); Director of Investment Management, the Dreyfus Corporation (2000-2006) and Vice Chairman and Chief Investment Officer, the Dreyfus Corporation (2002-2006).	34	The Arbitrage Funds, Sierra Income Corporation, Mutual Fund Directors Forum
George O. Elston (1964) Board Member since 2011, Chairperson of the Audit Committee since 2015	Chief Financial Officer, EyePoint Pharmaceuticals, Inc. (2019- present); Chief Financial Officer, Enzyvant (2018-2019); Chief Executive Officer, 2X Oncology, Inc. (2017- 2018); Senior Vice President and Chief Financial Officer, Juniper Pharmaceuticals, Inc. (2014-2016); Senior Vice President and Chief Financial Officer, KBI BioPharma Inc. (2013-2014); Managing Partner, Chatham Street Partners (2010-2013).	34	—
J. David Officer (1948) Board Member since 2011, Chairperson of the Nominating Committee since 2015	Independent Director (2010- present); Vice Chairman, the Dreyfus Corporation (2006-2009); President, The Dreyfus Family of Funds, Inc. (2006-2009).	34	(Chairman of) Ilex Management Ltd; Old Westbury Funds

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Board Members and Officers (Unaudited) (Continued)

Officers(2)
Name, Year of Birth, Position with the Trust and Length of Time Served(3)	Business Experience and Directorships During the Past 5 Years
Freddi Klassen(4) (1975) President and Chief Executive Officer, 2016-present	Programmes (Head since 2021), of DWS Investment Management Americas, Inc. and Manager and Chief Operating Officer of the Advisor (2016 -present). Formerly: Chief Operating Officer in the Americas for the Traditional Asset Classes Department (2014 -2020); Manager and Chief Operating Officer of DWS Investment Management Americas, Inc. (2018- 2020); Global Chief Operating Officer for Equities Technology in the Investment Bank Division at Deutsche Bank AG (2013- 2014); Chief Operating Officer for Exchange Traded Funds and Systematic Funds in Europe (2008-2013).
Diane Kenneally(5) (1966) Treasurer, Chief Financial Officer and Controller, 2019-present	Fund Administration Treasurer’s Office (Co-Head since 2018), of DWS Investment Management Americas, Inc.; Chief Financial Officer and Treasurer for DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2018- present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018-present); formerly: Assistant Treasurer for the DWS funds (2007- 2018).
Frank Gecsedi(4) (1967) Chief Compliance Officer, 2010-present	AFC Compliance US (Senior Team Lead), of DWS Investment Management Americas, Inc.; Compliance Department (2016-present), Vice President in the Deutsche Asset Management Compliance Department at Deutsche Bank AG (2013-2016) and Chief Compliance Officer of the Advisor (2010-present); Chief Compliance Officer of DWS Distributors, Inc. (2019-2022); Vice President in Deutsche Bank’s Global Markets Legal, Risk and Capital Division (2010- 2012).
Bryan Richards(4) (1978) Vice President, 2016-present	Portfolio Engineering, Systematic Investments Solutions (Head), of DWS Investment Management Americas, Inc.(2018-present); Portfolio Manager in the Passive Asset Management Department at DWS (2011- present); Primary Portfolio Manager for the PowerShares DB Commodity ETFs (2011-2015).
John Millette(5) (1962) Secretary, 2020-present	Legal (Associate General Counsel), DWS US Retail Legal (2003-present), of DWS Investment Management Americas, Inc.; Vice President and Secretary of DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (1999-present); Chief Legal Officer, DWS Investment Management Americas, Inc. (2015- present); Director and Vice President of DWS Trust Company (2016-present); Vice President, DBX Advisors LLC (2021-present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2011- present); formerly: Secretary of Deutsche Investment Management Americas Inc. (2015-2017); and Assistant Secretary of DBX ETF Trust (2019-2020).

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Board Members and Officers (Unaudited) (Continued)

Name, Year of Birth, Position with the Trust and Length of Time Served(3)	Business Experience and Directorships During the Past 5 Years
Caroline Pearson(5) (1962) Assistant Secretary, 2020-present	Legal (Senior Team Lead), DWS US Retail Legal, of DWS Investment Management Americas, Inc.; Chief Legal Officer of DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2010-present); Chief Legal Officer, DBX Advisors LLC (2020- present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012-present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002-2017); and Secretary, Deutsche AM Service Company (2010-2017); and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021).
Paul Antosca(5) (1957) Assistant Treasurer, 2019-present	Fund Administration Tax (Head), of DWS Investment Management Americas, Inc.; Assistant Treasurer for DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2007- present).
Jeffrey Berry(5) (1959) Assistant Treasurer, 2019-present	Fund Administration (Senior Specialist), of DWS Investment Management Americas, Inc.
Sheila Cadogan(5) (1966) Assistant Treasurer, 2019-present	Fund Administration Treasurer’s Office (Co-Head since 2018), of DWS Investment Management Americas, Inc.; Assistant Treasurer for DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2017-present); Director and Vice President, DWS Trust Company (2018- present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018-present).
Christina A. Morse(6) (1964) Assistant Secretary, 2017-present	Vice President at BNY Mellon Asset Servicing (2014- present); Vice President and Counsel at Lord Abbett & Co. LLC (2013-2014).
Christian Rijs(4) (1980) Anti-Money Laundering Compliance Officer, since October 21, 2021	Senior Team Lead Anti-Financial Crime and Compliance, DWS Investment Management Americas, Inc.; AML Officer, DWS Trust Company (since November 2, 2021); AML Officer, DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (since October 6, 2021); AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since November 12, 2021); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO.

(1)	The length of time served is represented by the year in which the Board Member joined the Board.
(2)

As a result of their respective positions held with the Advisor and its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(3)	The length of time served is represented by the year in which the officer was first elected to the Trust in such capacity. (4) Address: 875 Third Avenue, New York, New York 10022.
(5)	Address: 100 Summer Street, Boston, MA 02110.
(6)	Address: BNY Mellon Asset Servicing, 240 Greenwich Street, New York, NY 10286.

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the Funds’ Board Members. The SAI is available by calling 855-329-3837, or on the Company’s website at www.Xtrackers.com.

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Additional Information (Unaudited)

Proxy Voting Policies and Procedures

The Funds’ policies and procedures for voting proxies for portfolio securities and information about how each Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — www.Xtrackers.com (click on “Resources” and “Proxy Voting” at the top of the page) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the Funds’ policies and procedures without charge, upon request, call us toll free at 855-329-3837.

Portfolio Holdings Information

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and are available by calling the Trust at 855-329-3837.

Information about each Fund’s portfolio holdings is available daily at www.Xtrackers.com.

Discount/Premium Information

Information regarding how often shares of each Fund traded on NYSE Arca or Cboe, as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.Xtrackers.com.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for its period ended May 31, 2022.

Qualified Dividend Income*
Xtrackers MSCI All World ex US Hedged Equity ETF	57%
Xtrackers MSCI Emerging Markets Hedged Equity ETF	76%
Xtrackers MSCI Europe Hedged Equity ETF	86%
Xtrackers MSCI Eurozone Hedged Equity ETF	88%
Xtrackers MSCI Germany Hedged Equity ETF	100%
Xtrackers MSCI Japan Hedged Equity ETF	66%

* The above percentage is based on ordinary income dividends paid to shareholders during each Fund’s fiscal year.

Each Fund intends to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

	Gross Foreign Income	Foreign Taxes Paid
Xtrackers MSCI All World ex US Hedged Equity ETF	$4,772,110	$328,432
Xtrackers MSCI Emerging Markets Hedged Equity ETF	3,268,842	308,493
Xtrackers MSCI Europe Hedged Equity ETF	20,463,100	1,177,933
Xtrackers MSCI Eurozone Hedged Equity ETF	513,572	48,351
Xtrackers MSCI Germany Hedged Equity ETF	472,054	48,627
Xtrackers MSCI Japan Hedged Equity ETF	4,330,042	274,674

125

DBX ETF Trust

This report is intended for the shareholders of DBX ETF Trust.

This report must be preceded or accompanied by a prospectus.

Investing involves risk, including the possible loss of principal. Stocks may decline in value. Foreign investing involves greater and different risks than investing in U.S companies, including currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Special risks associated with investments in Chinese companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards the nature and extent of intervention by the Chinese government in the Chinese securities markets, and the potential unavailability of A shares. The U.S. government has imposed restrictions on the ability of U.S. investors to hold and/or acquire securities of certain Chinese companies. To the extent that an Underlying Index includes such a security, and the Fund excludes it, the Fund’s tracking error may increase, and the performance of the Fund and Underlying Index may diverge. The European financial markets have recently experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness (which may be located in countries other than those listed in the previous sentence). These events have adversely affected the exchange rate of the euro, the common currency of certain EU countries, and may continue to significantly affect every country in Europe, including countries that do not use the euro. Italy, Portugal and Spain currently have high levels of debt and public spending, which may stifle economic growth, contribute to prolonged periods of recession or lower sovereign debt ratings and adversely impact investments in the Fund. The Funds’ use of forward currency contracts may not be successful in hedging currency exchange rates changes and could eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. Funds investing in a single industry, country or in a limited geographic region generally are more volatile than more diversified funds. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. DBGR is non-diversified and can take larger positions in fewer issues, increasing the Fund’s potential risk. Performance of the Funds may diverge from that of the Underlying Index due to operating expenses, transaction costs, cash flows, use of sampling strategies or operational inefficiencies. An investment in these Funds should be considered only as a supplement to a complete investment program for those investors willing to accept the risks associated with the Funds. Please read the prospectus for more information.

War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Funds and their investments.

On January 31, 2020, the United Kingdom officially withdrew from the EU pursuant to a withdrawal agreement, providing for a transition period in which the United Kingdom negotiated and finalized a trade deal with the EU, the EU-UK Trade and Cooperation Agreement provisionally applied effective January 1, 2021. As a result, as of January 1, 2021 the United Kingdom is no longer part of the EU customs union and single market, nor is it subject to EU policies and international agreements. The long-term impact of the United Kingdom’s withdrawal from the EU is still unknown and could have adverse economic and political effects on the United Kingdom, the EU and its member countries, and the global economy, including financial markets and asset valuations.

Shares of the Funds are bought and sold at market price (not NAV) throughout the day on the NYSE Arca, Inc. Transactions in Fund shares may result in brokerage commissions and may generate tax consequences. There can be no assurance that an active trading market for shares of a Fund will develop or be maintained.

DBX ETF Trust Funds are distributed by ALPS Distributors, Inc. (“ALPS”). The Funds are managed by DBX Advisors LLC which is not affiliated with ALPS.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

The Funds or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by MSCI, and MSCI bears no liability with respect to any such Funds or securities or any index on which such Funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with DBX Advisors LLC and any related funds.

Copyright © 2022 DWS Group. All rights reserved. XtrackersTM is a trademark of DWS Investment GmbH. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

Not FDIC Insured  |  No Bank Guarantee  |  May Lose Value

DBX ETF Trust

Investment advisor DBX Advisors LLC 875 Third Avenue New York, NY 10022	Administrator, custodian, fund accounting agent, lending agent & transfer agent The Bank of New York Mellon 240 Greenwich Street New York, NY 10286	Distributor ALPS Distributors, Inc. 1290 Broadway Suite 1000 Denver, CO 80203

Independent registered public accounting firm Ernst & Young LLP One Manhattan West New York, NY, 10001	Legal counsel Vedder Price P.C. 1633 Broadway New York, NY 10019

R-35361-9 (7/22) DBX005231 (7/23)

May 31, 2022

Annual Report

DBX ETF Trust

Xtrackers MSCI EAFE Hedged Equity ETF (DBEF)

DBX ETF Trust

To our Shareholders: (Unaudited)

Dear shareholder,

We are pleased to provide this annual report for our Xtrackers MSCI EAFE Hedged Equity ETF for the period ended May 31, 2022.

Globally, economic recovery had been underway, recouping from the impact of the COVID-19 pandemic, aided by accelerated vaccinations and high levels of post-infection immunity. However, developments around fast-spreading new variants, like Omicron, in Q1 2022 resulted in strict lockdowns, and the subsequent resurgence in cases raised concerns over the growth outlook and supply chain constraints. Geopolitical tensions stemming from the war in Ukraine amplified uncertainties and added to the woes of economies globally. Central banks pivoted to higher interest rates in the face of high inflation only to be challenged by slowing growth.

Recent economic data revealed the U.S. economy had contracted in Q1 2022, weighed down by trade imbalances and weaker inventory growth. The labor market remained tight, although consumer confidence had been ebbing amid high inflation concerns. U.S. equity markets witnessed heightened volatility over the period, due to escalating energy prices, coupled with concerns over the U.S. Federal Reserve’s (the Fed’s) tightening monetary policy, slowing growth, and geopolitical tensions. With inflation treading over highs unseen in over 40 years, the Fed indicated a hawkish stance and concluded its bond purchases in March 2022. The Fed subsequently raised rates twice over the period and announced it would commence pruning its balance sheet in June 2022. Markets remained muted over this expected development. Taming inflation while keeping the U.S. economy’s recovery afloat evolved as a major challenge for the Fed.

Elevated inflation, slower economic growth, and a strong labor market highlighted Eurozone’s economic backdrop, alongside the war unfolding in Ukraine. Latest GDP1 data revealed the Euro Area economy had matched growth in Q4 2021. Developments around the Omicron variant and associated restrictions, as well as the impact of the war in Ukraine on commodity prices and supply chains were the predominant factors weighing on growth. Eurozone’s inflation treaded higher over the period amid rising geopolitical risks and gas supply concerns but stabilized in April 2022. Although the labor market remained a bright spot, consumer confidence dropped significantly over the period amid prevalent uncertainties. The accommodative European Central Bank (ECB) pivoted to a more hawkish tone lately. President Lagarde noted the ECB could end the bond-buying program in July 2022 and steer away from negative interest rates by the end of the third quarter, chalking out plans to incorporate further hikes.

In the Pacific, the Bank of Japan (BoJ) remained accommodative to support recovery while the government began to ease tourist restrictions cautiously following the two-year ban in the wake of the pandemic. At the macro level, Japan’s economy contracted while inflation breached the BoJ’s target. This was the second contraction in the last three quarters amid a resurgence in COVID-19 cases and multiple headwinds from overseas. Australia’s central bank raised its cash rate with inflation spiking significantly and the labor market at near full employment amid prevalent global uncertainties. The Reserve Bank of Australia revised higher its inflation forecasts and was poised to deliver further hikes to guide inflation to its target.

Developments around the pandemic, central banks’ pivoting towards higher interest rates, sticky inflation alongside risks of recession, and geopolitics-fueled uncertainties are major themes for investors to digest. Although labor markets have recovered, and the number of Omicron variant infections receded, consumer confidence remained weak owing to a less favorable long-term economic outlook. The economic impairment from the war in Ukraine is expected to contribute to a significant slowdown in global growth in 2022. However, a fragmented recovery is anticipated, as policy responses based on the region’s needs would influence growth. Investors remain wary of further actions from central banks as they balance the task of taming inflation and supporting slowing growth.

Sincerely,

/s/ Freddi Klassen

Freddi Klassen

President and Chief Executive Officer

1 The gross domestic product (GDP) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period.

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

1

This Page is Intentionally Left Blank

2

DBX ETF Trust

Management’s Discussion of Fund Performance (Unaudited)

Xtrackers MSCI EAFE Hedged Equity ETF (DBEF)

The Xtrackers MSCI EAFE Hedged Equity ETF (DBEF) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EAFE US Dollar Hedged Index (the DBEF Index). The DBEF Index is designed to provide exposure to equity securities in developed international stock markets while at the same time mitigating exposure to fluctuation between the value of the U.S. dollar and select non-U.S. currencies. For the 12-month period ended May 31, 2022, DBEF returned 1.34%, compared to the DBEF Index return of 1.41%.

The majority of the sectors contributed negatively to performance during the period with the greatest negative contribution coming from Consumer Discretionary, Industrials and Information Technology. The Energy sector was the only positive contributor to performance. From a geographical perspective, United Kingdom, Norway and Israel were the major positive contributors, while Japan, Germany and France contributed negatively to performance. The Fund entered into forward foreign currency contracts during the period to hedge against changes in the value of the U.S. dollar against specified non-U.S. currencies. The currency hedging strategy contributed positively to performance.

*************************

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance data visit www.Xtrackers.com. Returns assume that dividends and capital gains distributions have been reinvested. See pages 4-5 of this report for additional performance information, including performance data based on market value. The views expressed in this report reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Current and future portfolio holdings are subject to risk.

3

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI EAFE Hedged Equity ETF (DBEF)

The Xtrackers MSCI EAFE Hedged Equity ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EAFE US Dollar Hedged Index (the “Underlying Index”). The Underlying Index is designed to track developed market performance while mitigating exposure to fluctuations between the value of the U.S. dollar and the currencies of the countries included in the Underlying Index. The MSCI EAFE Index is an equity index which captures large- and mid-cap representation across developed markets countries around the world, excluding the United States and Canada. With 799 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. It is not possible to invest directly into an index.

Performance as of May 31, 2022

Average Annual Total Return

	Net Asset Value	Market Value	MSCI EAFE US Dollar Hedged Index	MSCI EAFE Index
One Year	1.34%	1.58%	1.41%	-10.66%
Five Year	7.01%	7.00%	7.23%	4.17%
Ten Year	10.23%	9.98%	10.56%	7.15%

Cumulative Total Returns

	Net Asset Value	Market Value	MSCI EAFE US Dollar Hedged Index	MSCI EAFE Index
One Year	1.34%	1.58%	1.41%	-10.66%
Five Year	40.34%	40.28%	41.75%	22.69%
Ten Year	164.77%	159.00%	172.82%	99.50%

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2021, was 0.35%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

4

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI EAFE Hedged Equity ETF (DBEF) (Continued)

Growth of an Assumed $10,000 Investment

Sector Diversification* as of May 31, 2022

Financials	17.6%
Industrials	15.1%
Health Care	13.2%
Consumer Discretionary	11.1%
Consumer Staples	10.3%
Information Technology	8.2%
Materials	8.2%
Communication Services	4.9%
Energy	4.9%
Utilities	3.6%
Real Estate	2.9%

Total	100.0%

Ten Largest Equity Holdings as of May 31, 2022 (14.0% of Net Assets)

Description	% of Net Assets
Nestle SA (Switzerland)	2.2%
Roche Holding AG (Switzerland)	1.6%
ASML Holding NV (Netherlands)	1.5%
Shell PLC (United Kingdom)	1.5%
AstraZeneca PLC (United Kingdom)	1.3%
Novartis AG (Switzerland)	1.3%
Novo Nordisk A/S (Denmark)	1.2%
LVMH Moet Hennessy Louis Vuitton SE (France)	1.2%
Toyota Motor Corp. (Japan)	1.1%
BHP Group Ltd. (Australia)	1.1%

Country Diversification* as of May 31, 2022

Japan	21.9%
United Kingdom	15.2%
France	10.9%
Switzerland	10.8%
Germany	8.1%
Australia	8.0%
Netherlands	4.5%
Sweden	3.4%
Hong Kong	3.0%
Denmark	2.6%
Spain	2.6%
Italy	2.0%
Other	7.0%

Total	100.0%

* As a percent of total investments excluding securities lending collateral and cash equivalents.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 7.

5

DBX ETF Trust

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares, and (2) ongoing costs, including unitary advisory fees and other Fund expenses. In the most recent six-month period the Fund limited these expenses; had it not done so, expenses would have been higher. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The examples in the tables are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2021 to May 31, 2022).

Actual expenses

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses (which is not the Funds’ actual return). The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2021	Ending Account Value May 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Per $1,000(1)
Xtrackers MSCI EAFE Hedged Equity ETF
Actual	$1,000.00	$994.80	0.35%	$1.74
Hypothetical (5% return before expenses)	$1,000.00	$1,023.19	0.35%	$1.77

(1) Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

6

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI EAFE Hedged Equity ETF

May 31, 2022

	Number of Shares	Value
COMMON STOCKS — 97.3%
Australia — 7.8%
Ampol Ltd.	60,900	$1,457,995
APA Group (a)	298,982	2,441,744
Aristocrat Leisure Ltd.	171,724	4,164,204
ASX Ltd.	51,815	3,004,552
Aurizon Holdings Ltd.	469,527	1,354,564
Australia & New Zealand Banking Group Ltd.	763,393	13,718,143
BHP Group Ltd.	1,395,524	44,676,830
BlueScope Steel Ltd.	143,074	1,868,723
Brambles Ltd.	410,287	3,203,535
Cochlear Ltd.	18,487	2,958,187
Coles Group Ltd.	369,353	4,646,611
Commonwealth Bank of Australia	471,043	35,278,283
Computershare Ltd.	155,592	2,590,527
Crown Resorts Ltd. *	109,370	1,007,804
CSL Ltd.	132,365	25,821,613
Dexus REIT	304,536	2,290,407
Domino’s Pizza Enterprises Ltd.	14,815	731,800
Endeavour Group Ltd.	356,499	1,857,410
Evolution Mining Ltd.	519,403	1,431,359
Fortescue Metals Group Ltd.	467,897	6,752,664
Goodman Group REIT	466,865	6,885,190
GPT Group REIT	559,290	1,930,612
IDP Education Ltd.	53,295	920,609
Insurance Australia Group Ltd.	685,422	2,149,573
Lendlease Corp. Ltd. (a)	195,600	1,511,811
Lottery Corp. Ltd. *	634,707	2,159,059
Macquarie Group Ltd.	100,815	13,455,636
Medibank Pvt Ltd.	763,713	1,764,814
Mineral Resources Ltd.	47,210	2,163,255
Mirvac Group REIT	1,129,672	1,832,203
National Australia Bank Ltd.	887,703	19,914,503
Newcrest Mining Ltd.	250,465	4,500,846
Northern Star Resources Ltd.	299,423	1,923,185
Orica Ltd.	112,836	1,311,014
Origin Energy Ltd.	450,001	2,212,162
Qantas Airways Ltd. *	236,621	935,659
QBE Insurance Group Ltd.	410,895	3,547,393
Ramsay Health Care Ltd.	51,035	2,862,998
REA Group Ltd.	15,936	1,287,861
Reece Ltd.	62,380	717,615
Rio Tinto Ltd.	102,554	8,423,280
Santos Ltd.	890,012	5,237,482
Scentre Group REIT	1,384,612	2,851,825
SEEK Ltd.	93,713	1,630,889
Sonic Healthcare Ltd.	128,167	3,371,953
South32 Ltd.	1,292,009	4,636,053
Stockland REIT	605,049	1,736,854
Suncorp Group Ltd.	348,824	2,841,287
Telstra Corp. Ltd.	1,060,504	2,952,955
Transurban Group (a)	858,985	8,858,397
Treasury Wine Estates Ltd.	206,789	1,765,986
Vicinity Centres REIT	1,106,804	1,501,223
Washington H Soul Pattinson & Co. Ltd.	63,408	1,169,472
Wesfarmers Ltd.	314,648	10,655,842

	Number of Shares	Value
Australia (Continued)
Westpac Banking Corp.	961,734	$16,474,802
WiseTech Global Ltd.	43,275	1,307,471
Woodside Energy Group Ltd.	522,799	11,165,560
Woolworths Group Ltd.	336,016	8,355,569

(Cost $317,702,155)		330,179,853

Austria — 0.2%
Erste Group Bank AG	96,572	3,007,610
OMV AG	39,963	2,333,885
Verbund AG	18,992	1,889,029
voestalpine AG	31,673	927,590

(Cost $7,267,785)		8,158,114

Belgium — 0.8%
Ageas SA/NV (b)	45,896	2,310,349
Anheuser-Busch InBev SA/NV	239,646	13,421,885
D’ieteren Group	6,653	1,040,638
Elia Group SA/NV (b)	8,887	1,462,581
Groupe Bruxelles Lambert SA	27,145	2,505,006
KBC Group NV	70,044	4,368,874
Proximus SADP	35,754	617,018
Sofina SA	3,836	903,520
Solvay SA	20,970	2,050,876
UCB SA	35,233	3,107,653
Umicore SA (b)	53,458	2,375,367
Warehouses De Pauw CVA REIT	37,349	1,376,898

(Cost $47,239,526)		35,540,665

Chile — 0.0%
Antofagasta PLC
(Cost $1,591,052)	112,464	2,093,854

Denmark — 2.6%
A.P. Moller — Maersk A/S, Class A	873	2,522,055
A.P. Moller — Maersk A/S, Class B	1,484	4,330,033
Carlsberg A/S, Class B	28,077	3,574,324
Chr Hansen Holding A/S	29,662	2,224,056
Coloplast A/S, Class B	33,355	3,967,069
Danske Bank A/S	190,303	3,114,116
Demant A/S *	26,684	1,174,814
DSV A/S	52,860	8,676,703
Genmab A/S *	18,365	5,599,724
GN Store Nord AS	37,170	1,466,986
Novo Nordisk A/S, Class B	464,238	51,429,037
Novozymes A/S, Class B	56,951	3,615,193
Orsted AS, 144A	52,541	5,945,677
Pandora A/S	23,712	1,914,794
ROCKWOOL A/S, Class B	2,363	657,938
Tryg A/S	100,175	2,335,299
Vestas Wind Systems A/S	279,336	7,137,129

(Cost $75,642,218)		109,684,947

Finland — 1.2%
Elisa OYJ	39,629	2,242,055
Fortum OYJ	127,594	2,356,032
Kesko OYJ, Class B	76,867	1,924,381
Kone OYJ, Class B	96,542	4,920,956
Neste OYJ	116,066	5,321,782

See Notes to Financial Statements.	7

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
Finland (Continued)
Nokia OYJ	1,503,349	$7,554,765
Nordea Bank Abp	890,907	9,051,428
Orion OYJ, Class B	30,702	1,259,078
Sampo OYJ, Class A	138,369	6,250,821
Stora Enso OYJ, Class R	153,366	2,966,100
UPM-Kymmene OYJ	146,448	5,186,666
Wartsila OYJ Abp	119,983	1,015,778

(Cost $50,813,240)		50,049,842

France — 10.7%
Accor SA *	47,005	1,542,631
Aeroports de Paris *	7,354	1,098,574
Air Liquide SA	131,816	23,043,674
Airbus SE	163,220	19,060,967
Alstom SA	86,207	2,350,708
Amundi SA, 144A (b)	14,288	830,601
Arkema SA	16,662	2,013,238
AXA SA (b)	523,299	13,207,634
BioMerieux	12,049	1,266,357
BNP Paribas SA (b)	306,990	17,503,425
Bollore SE	251,328	1,338,274
Bouygues SA	61,160	2,109,603
Bureau Veritas SA	84,237	2,429,926
Capgemini SE	44,996	8,719,139
Carrefour SA *	171,342	3,500,460
Cie de Saint-Gobain (b)	135,278	8,002,050
Cie Generale des Etablissements Michelin SCA	47,752	6,215,783
Covivio REIT	12,521	912,707
Credit Agricole SA (b)	352,585	3,904,033
Danone SA	180,679	10,615,871
Dassault Aviation SA	6,262	1,060,150
Dassault Systemes SE	184,874	7,777,109
Edenred *	67,201	3,312,837
Eiffage SA	22,066	2,181,754
Electricite de France SA (b)	160,301	1,421,129
Engie SA (b)	509,587	6,836,154
EssilorLuxottica SA (b)	79,472	12,801,847
Eurazeo SE	8,874	684,969
Gecina SA REIT	13,433	1,577,658
Getlink SE	122,590	2,359,048
Hermes International	8,753	10,430,435
Ipsen SA	9,149	915,402
Kering SA	20,842	11,404,507
Klepierre SA REIT *	58,475	1,332,104
La Francaise des Jeux SAEM, 144A	23,870	869,735
Legrand SA (b)	74,901	6,477,830
L’Oreal SA	66,672	23,516,217
LVMH Moet Hennessy Louis Vuitton SE	76,376	48,966,517
Orange SA	552,930	6,914,233
Pernod Ricard SA	57,805	11,325,328
Publicis Groupe SA	63,093	3,446,282
Remy Cointreau SA	6,360	1,169,599
Renault SA *	55,075	1,510,664
Safran SA	95,238	9,840,870
Sanofi	314,307	33,533,242
Sartorius Stedim Biotech	6,983	2,407,159

	Number of Shares	Value
France (Continued)
Schneider Electric SE (b)	147,930	$20,492,885
SEB SA	7,138	760,170
Societe Generale SA (b)	218,893	5,875,992
Sodexo SA	25,354	1,890,074
Teleperformance	16,407	5,437,363
Thales SA	29,495	3,597,073
TotalEnergies SE (b)	683,482	40,789,301
Ubisoft Entertainment SA *	26,597	1,391,970
Unibail-Rodamco-Westfield REIT *(b)	17,747	1,247,735
Unibail-Rodamco-Westfield CDI *	285,626	1,004,400
Valeo (b)	58,640	1,299,980
Veolia Environnement SA *	183,564	5,131,579
Vinci SA	146,369	14,091,824
Vivendi SE	192,000	2,287,951
Wendel SE	7,445	765,290
Worldline SA, 144A *	67,665	2,761,115

(Cost $395,736,271)		452,563,136

Germany — 7.4%
adidas AG	46,374	9,183,310
Allianz SE	111,585	23,361,863
BASF SE	254,669	14,022,689
Bayer AG	271,386	19,397,856
Bayerische Motoren Werke AG	90,948	7,872,494
Bechtle AG	20,398	909,655
Beiersdorf AG	28,027	2,904,133
Brenntag SE	43,786	3,382,587
Carl Zeiss Meditec AG	11,702	1,560,914
Commerzbank AG *	281,376	2,440,133
Continental AG	30,357	2,322,999
Covestro AG, 144A	56,010	2,555,507
Daimler Truck Holding AG *	117,588	3,664,650
Delivery Hero SE, 144A *	45,575	1,748,653
Deutsche Bank AG (c)	573,228	6,384,048
Deutsche Boerse AG	52,449	8,797,915
Deutsche Lufthansa AG *(b)	152,883	1,120,335
Deutsche Post AG	274,577	11,350,207
Deutsche Telekom AG	893,591	18,345,942
E.ON SE	624,600	6,359,398
Evonik Industries AG	60,754	1,625,997
Fresenius Medical Care AG & Co. KGaA	54,688	3,325,353
Fresenius SE & Co. KGaA	117,483	4,020,831
GEA Group AG	40,036	1,596,732
Hannover Rueck SE	16,991	2,597,475
HeidelbergCement AG	42,331	2,458,546
HelloFresh SE *	45,591	1,694,450
Henkel AG & Co. KGaA	27,372	1,843,923
Infineon Technologies AG	364,053	11,310,600
KION Group AG	22,662	1,111,096
Knorr-Bremse AG	17,571	1,199,332
LEG Immobilien SE	20,802	2,140,745
Mercedes-Benz Group AG	221,192	15,719,905
Merck KGaA	36,034	6,769,756
MTU Aero Engines AG	15,049	2,970,255
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	38,579	9,430,539
Nemetschek SE	13,942	994,736

See Notes to Financial Statements.	8

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
Germany (Continued)
Puma SE	25,929	$1,926,814
Rational AG	1,258	817,069
Rheinmetall AG	11,488	2,322,294
RWE AG	179,124	7,884,246
SAP SE	288,669	28,755,692
Scout24 SE, 144A	21,748	1,346,221
Siemens AG	210,282	27,640,629
Siemens Energy AG	110,994	2,137,093
Siemens Healthineers AG, 144A	78,863	4,730,992
Symrise AG	36,884	4,068,575
Telefonica Deutschland Holding AG	259,868	825,506
Uniper SE	29,216	754,011
United Internet AG	24,909	816,672
Volkswagen AG	8,801	1,978,478
Vonovia SE	192,583	7,329,202
Zalando SE, 144A *	64,205	2,608,899

(Cost $353,411,555)		314,437,952

Hong Kong — 2.9%
AIA Group Ltd.	3,334,891	34,380,758
BOC Hong Kong Holdings Ltd.	1,030,885	3,960,799
Budweiser Brewing Co. APAC Ltd., 144A	490,732	1,303,874
Chow Tai Fook Jewellery Group Ltd. *	602,605	1,042,840
CK Asset Holdings Ltd.	565,420	3,692,754
CK Hutchison Holdings Ltd.	738,709	5,243,411
CK Infrastructure Holdings Ltd.	187,622	1,256,440
CLP Holdings Ltd.	466,460	4,651,404
ESR Cayman Ltd., 144A *	506,455	1,500,545
Futu Holdings Ltd., ADR *(b)	12,287	451,056
Galaxy Entertainment Group Ltd.	622,278	3,318,679
Hang Lung Properties Ltd.	483,599	903,451
Hang Seng Bank Ltd.	215,446	3,764,100
Henderson Land Development Co. Ltd.	391,413	1,660,981
HK Electric Investments & HK Electric Investments Ltd. (a)	875,975	838,334
HKT Trust & HKT Ltd. (a)	1,095,382	1,507,560
Hong Kong & China Gas Co. Ltd.	3,140,585	3,553,929
Hong Kong Exchanges & Clearing Ltd.	335,307	14,493,849
Hongkong Land Holdings Ltd.	329,500	1,528,880
Jardine Matheson Holdings Ltd.	59,357	3,445,080
Link REIT	588,593	5,329,230
MTR Corp. Ltd.	429,259	2,316,638
New World Development Co. Ltd.	436,934	1,664,839
Power Assets Holdings Ltd.	385,055	2,514,791
Sino Land Co. Ltd.	957,559	1,356,924
SITC International Holdings Co. Ltd.	377,053	1,422,261
Sun Hung Kai Properties Ltd.	397,585	4,858,854
Swire Pacific Ltd., Class A	131,986	802,290
Swire Properties Ltd.	282,817	691,978
Techtronic Industries Co. Ltd.	387,047	5,070,399
WH Group Ltd., 144A	2,093,183	1,605,791
Wharf Real Estate Investment Co. Ltd.	472,342	2,281,293
Xinyi Glass Holdings Ltd.	506,111	1,286,045

(Cost $117,585,827)		123,700,057

	Number of Shares	Value
Ireland — 1.0%
AerCap Holdings NV *	37,435	$1,850,786
CRH PLC	213,539	8,854,585
DCC PLC	27,210	1,923,521
Experian PLC	255,757	8,559,749
Flutter Entertainment PLC *	47,013	5,746,104
James Hardie Industries PLC CDI	125,386	3,248,397
Kerry Group PLC, Class A	44,311	4,585,758
Kingspan Group PLC	42,917	3,538,450
Smurfit Kappa Group PLC	70,923	2,875,025

(Cost $36,263,518)		41,182,375

Israel — 0.7%
Azrieli Group Ltd.	10,703	802,467
Bank Hapoalim BM	324,630	3,005,254
Bank Leumi Le-Israel BM	407,341	4,049,596
Check Point Software Technologies Ltd. *	29,450	3,683,606
CyberArk Software Ltd. *	11,371	1,579,432
Elbit Systems Ltd.	7,389	1,502,338
ICL Group Ltd.	177,515	1,979,284
Israel Discount Bank Ltd., Class A	355,420	2,013,590
Kornit Digital Ltd. *	11,581	486,055
Mizrahi Tefahot Bank Ltd.	39,534	1,298,579
Nice Ltd. *	17,255	3,484,383
Teva Pharmaceutical Industries Ltd., ADR *	309,013	2,812,018
Tower Semiconductor Ltd. *	27,194	1,343,146
Wix.com Ltd. *	16,612	1,046,722
ZIM Integrated Shipping Services Ltd.	21,314	1,357,062

(Cost $32,530,514)		30,443,532

Italy — 2.0%
Amplifon SpA	35,262	1,213,649
Assicurazioni Generali SpA (b)	305,713	5,562,962
Atlantia SpA	136,701	3,312,270
Davide Campari-Milano NV	151,465	1,616,622
DiaSorin SpA	6,209	816,545
Enel SpA	2,254,399	14,627,757
Eni SpA	690,755	10,528,675
Ferrari NV	35,080	6,831,552
FinecoBank Banca Fineco SpA	164,543	2,326,418
Infrastrutture Wireless Italiane SpA, 144A (b)	83,740	931,804
Intesa Sanpaolo SpA	4,578,033	9,979,400
Mediobanca Banca di Credito Finanziario SpA	179,223	1,838,237
Moncler SpA	54,610	2,620,609
Nexi SpA, 144A *	156,812	1,595,916
Poste Italiane SpA, 144A	154,634	1,672,525
Prysmian SpA	71,072	2,293,559
Recordati Industria Chimica e Farmaceutica SpA	26,027	1,164,593
Snam SpA	527,665	3,064,630
Telecom Italia SpA	3,063,322	978,697
Terna — Rete Elettrica Nazionale	396,998	3,362,698
UniCredit SpA	585,939	6,856,483

(Cost $88,506,371)		83,195,601

See Notes to Financial Statements.	9

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
Japan — 21.4%
Advantest Corp.	50,500	$3,491,281
Aeon Co. Ltd.	174,800	3,201,080
AGC, Inc. (b)	55,000	2,074,222
Aisin Corp.	44,654	1,465,516
Ajinomoto Co., Inc.	133,047	3,238,974
ANA Holdings, Inc. *	49,300	973,477
Asahi Group Holdings Ltd.	128,365	4,327,526
Asahi Intecc Co. Ltd.	62,700	948,768
Asahi Kasei Corp.	335,100	2,714,952
Astellas Pharma, Inc.	518,532	8,307,548
Azbil Corp.	30,300	897,926
Bandai Namco Holdings, Inc.	56,000	4,186,896
Bridgestone Corp. (b)	158,876	6,273,094
Brother Industries Ltd.	71,200	1,314,657
Canon, Inc. (b)	277,886	6,998,147
Capcom Co. Ltd.	45,300	1,287,901
Central Japan Railway Co.	40,454	5,018,452
Chiba Bank Ltd.	122,800	630,526
Chubu Electric Power Co., Inc.	176,100	1,765,993
Chugai Pharmaceutical Co. Ltd.	188,800	5,174,089
Concordia Financial Group Ltd.	307,615	1,039,442
CyberAgent, Inc.	103,400	1,117,252
Dai Nippon Printing Co. Ltd.	62,100	1,418,216
Daifuku Co. Ltd.	29,521	1,862,046
Dai-ichi Life Holdings, Inc.	279,638	5,720,485
Daiichi Sankyo Co. Ltd.	484,893	12,877,999
Daikin Industries Ltd.	69,188	11,117,053
Daito Trust Construction Co. Ltd.	18,713	1,657,111
Daiwa House Industry Co. Ltd.	162,036	3,908,197
Daiwa House REIT Investment Corp. REIT	555	1,373,111
Daiwa Securities Group, Inc.	392,087	1,905,993
Denso Corp.	121,153	7,413,075
Dentsu Group, Inc.	57,900	1,933,973
Disco Corp.	8,000	2,181,225
East Japan Railway Co.	85,453	4,390,307
Eisai Co. Ltd.	68,952	2,837,672
ENEOS Holdings, Inc.	821,928	3,327,680
FANUC Corp.	53,717	8,806,442
Fast Retailing Co. Ltd.	16,317	7,852,085
Fuji Electric Co. Ltd.	36,900	1,745,609
FUJIFILM Holdings Corp.	100,854	5,567,789
Fujitsu Ltd.	54,602	8,205,039
GLP J REIT	1,169	1,504,667
GMO Payment Gateway, Inc.	13,000	1,078,495
Hakuhodo DY Holdings, Inc.	65,959	673,757
Hamamatsu Photonics KK	40,200	1,882,984
Hankyu Hanshin Holdings, Inc.	68,440	1,836,798
Hikari Tsushin, Inc.	5,000	567,056
Hirose Electric Co. Ltd.	8,466	1,178,473
Hitachi Construction Machinery Co. Ltd.	24,300	570,999
Hitachi Ltd.	268,001	14,000,130
Hitachi Metals Ltd. *	56,000	900,019
Honda Motor Co. Ltd.	451,199	11,170,010
Hoshizaki Corp.	16,700	989,793
Hoya Corp.	102,874	11,035,771
Hulic Co. Ltd.	119,500	978,390

	Number of Shares	Value
Japan (Continued)
Ibiden Co. Ltd.	30,800	$1,132,854
Idemitsu Kosan Co. Ltd.	52,584	1,429,634
Iida Group Holdings Co. Ltd.	42,400	670,245
Inpex Corp.	285,817	3,727,710
Isuzu Motors Ltd.	165,600	1,943,695
Ito En Ltd.	12,000	509,885
ITOCHU Corp.	329,254	9,450,371
Itochu Techno-Solutions Corp.	24,300	606,863
Japan Airlines Co. Ltd. *	37,873	690,178
Japan Exchange Group, Inc.	138,578	2,188,980
Japan Metropolitan Fund Invest REIT	1,840	1,556,500
Japan Post Bank Co. Ltd.	102,258	782,414
Japan Post Holdings Co. Ltd.	677,313	5,048,740
Japan Post Insurance Co. Ltd.	56,300	929,769
Japan Real Estate Investment Corp. REIT	327	1,623,125
Japan Tobacco, Inc. (b)	324,141	5,893,129
JFE Holdings, Inc.	140,185	1,728,152
JSR Corp.	50,900	1,613,174
Kajima Corp.	111,300	1,198,289
Kakaku.com, Inc.	39,700	788,233
Kansai Electric Power Co., Inc.	186,167	1,813,442
Kao Corp.	132,204	5,336,016
KDDI Corp.	446,333	15,553,267
Keio Corp.	31,760	1,062,079
Keisei Electric Railway Co. Ltd.	33,228	867,255
Keyence Corp.	53,870	21,588,172
Kikkoman Corp.	38,382	2,045,291
Kintetsu Group Holdings Co. Ltd.	48,840	1,428,381
Kirin Holdings Co. Ltd. (b)	211,723	3,276,949
Kobayashi Pharmaceutical Co. Ltd.	14,800	994,446
Kobe Bussan Co. Ltd.	36,300	881,171
Koei Tecmo Holdings Co. Ltd.	14,300	506,529
Koito Manufacturing Co. Ltd.	26,100	955,929
Komatsu Ltd.	243,173	6,037,060
Konami Holdings Corp.	26,266	1,795,477
Kose Corp.	9,500	861,926
Kubota Corp.	286,381	5,281,147
Kurita Water Industries Ltd.	24,600	952,585
Kyocera Corp.	90,600	5,114,306
Kyowa Kirin Co. Ltd.	74,500	1,607,073
Lasertec Corp.	21,400	3,121,855
Lixil Corp.	79,700	1,522,370
M3, Inc.	124,142	3,603,672
Makita Corp.	65,400	1,789,756
Marubeni Corp.	440,100	4,627,144
Mazda Motor Corp.	142,100	1,202,058
McDonald’s Holdings Co. Japan Ltd.	22,722	884,276
MEIJI Holdings Co. Ltd.	33,790	1,664,105
MINEBEA MITSUMI, Inc.	92,220	1,726,416
MISUMI Group, Inc.	77,600	1,758,335
Mitsubishi Chemical Holdings Corp.	357,800	2,129,540
Mitsubishi Corp.	348,325	11,994,599
Mitsubishi Electric Corp.	510,979	5,620,432
Mitsubishi Estate Co. Ltd.	320,051	4,746,008
Mitsubishi HC Capital, Inc.	210,200	1,000,913
Mitsubishi Heavy Industries Ltd.	89,999	3,418,613

See Notes to Financial Statements.	10

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
Japan (Continued)
Mitsubishi UFJ Financial Group, Inc.	3,302,552	$18,719,635
Mitsui & Co. Ltd.	380,860	9,561,809
Mitsui Chemicals, Inc.	52,000	1,274,401
Mitsui Fudosan Co. Ltd.	257,926	5,643,978
Mitsui OSK Lines Ltd.	99,100	2,651,956
Mizuho Financial Group, Inc.	666,458	7,863,826
MonotaRO Co. Ltd.	75,700	1,110,200
MS&AD Insurance Group Holdings, Inc.	125,921	4,003,532
Murata Manufacturing Co. Ltd.	160,777	10,365,861
NEC Corp.	69,559	2,815,104
Nexon Co. Ltd.	139,745	3,473,678
NGK Insulators Ltd.	65,000	967,414
Nidec Corp.	125,046	8,430,297
Nihon M&A Center Holdings, Inc.	92,300	1,073,314
Nintendo Co. Ltd.	30,571	13,635,661
Nippon Building Fund, Inc. REIT	406	2,207,636
NIPPON EXPRESS HOLDINGS, Inc.	21,900	1,267,371
Nippon Paint Holdings Co. Ltd. (b)	224,210	1,668,491
Nippon Prologis REIT, Inc. REIT	569	1,516,037
Nippon Sanso Holdings Corp.	41,800	787,068
Nippon Shinyaku Co. Ltd.	11,500	711,966
Nippon Steel Corp.	214,609	3,751,719
Nippon Telegraph & Telephone Corp.	330,002	10,025,539
Nippon Yusen KK	45,000	3,740,242
Nissan Chemical Corp.	36,949	2,089,476
Nissan Motor Co. Ltd.	658,142	2,559,256
Nisshin Seifun Group, Inc.	48,500	567,375
Nissin Foods Holdings Co. Ltd.	18,700	1,223,086
Nitori Holdings Co. Ltd.	22,701	2,294,170
Nitto Denko Corp.	38,724	2,812,517
Nomura Holdings, Inc.	792,454	3,132,636
Nomura Real Estate Holdings, Inc.	28,836	722,384
Nomura Real Estate Master Fund, Inc. REIT	1,280	1,668,420
Nomura Research Institute Ltd.	96,843	2,670,545
NTT Data Corp.	178,334	2,803,806
Obayashi Corp.	158,500	1,124,096
Obic Co. Ltd.	18,700	2,771,554
Odakyu Electric Railway Co. Ltd.	74,550	985,043
Oji Holdings Corp.	239,068	1,052,950
Olympus Corp.	337,116	7,045,563
Omron Corp.	52,792	3,045,274
Ono Pharmaceutical Co. Ltd.	107,006	2,829,444
Open House Group Co. Ltd.	25,400	1,059,525
Oracle Corp. (b)	11,300	686,418
Oriental Land Co. Ltd.	55,600	8,292,384
ORIX Corp.	323,746	6,165,094
Osaka Gas Co. Ltd.	105,100	1,964,272
Otsuka Corp.	30,100	955,129
Otsuka Holdings Co. Ltd.	104,767	3,490,470
Pan Pacific International Holdings Corp.	101,872	1,569,209
Panasonic Holdings Corp.	618,285	5,686,483
Persol Holdings Co. Ltd.	43,300	843,229
Rakuten Group, Inc.	238,686	1,342,360
Recruit Holdings Co. Ltd.	390,553	14,361,890
Renesas Electronics Corp. *	356,300	4,217,976
Resona Holdings, Inc.	587,525	2,183,794

	Number of Shares	Value
Japan (Continued)
Ricoh Co. Ltd.	164,700	$1,386,840
Rohm Co. Ltd.	25,000	2,062,376
SBI Holdings, Inc.	74,125	1,506,856
SCSK Corp.	39,900	667,299
Secom Co. Ltd.	59,800	3,947,028
Seiko Epson Corp.	69,959	1,172,188
Sekisui Chemical Co. Ltd.	104,100	1,495,980
Sekisui House Ltd.	172,251	3,054,048
Seven & i Holdings Co. Ltd.	208,976	8,782,073
SG Holdings Co. Ltd.	79,500	1,433,328
Sharp Corp.	55,773	454,468
Shimadzu Corp.	68,800	2,530,532
Shimano, Inc.	18,994	3,361,776
Shimizu Corp.	138,400	736,428
Shin-Etsu Chemical Co. Ltd.	103,704	14,769,976
Shionogi & Co. Ltd.	74,095	3,958,141
Shiseido Co. Ltd.	113,457	4,782,054
Shizuoka Bank Ltd.	107,500	627,122
SMC Corp.	15,982	8,269,398
SoftBank Corp.	799,000	9,185,692
SoftBank Group Corp.	335,028	13,998,645
Sompo Holdings, Inc.	88,735	4,030,934
Sony Group Corp.	348,916	32,835,805
Square Enix Holdings Co. Ltd.	25,300	1,259,743
Subaru Corp.	169,734	2,936,905
SUMCO Corp.	84,800	1,381,331
Sumitomo Chemical Co. Ltd.	338,222	1,395,082
Sumitomo Corp.	314,276	4,516,337
Sumitomo Electric Industries Ltd.	202,200	2,238,988
Sumitomo Metal Mining Co. Ltd.	67,400	2,835,580
Sumitomo Mitsui Financial Group, Inc.	360,415	10,980,290
Sumitomo Mitsui Trust Holdings, Inc.	97,581	2,939,520
Sumitomo Realty & Development Co. Ltd.	88,403	2,386,301
Suntory Beverage & Food Ltd.	40,400	1,511,058
Suzuki Motor Corp.	104,626	3,102,979
Sysmex Corp.	47,207	3,079,172
T&D Holdings, Inc.	148,300	1,698,017
Taisei Corp.	48,515	1,450,909
Takeda Pharmaceutical Co. Ltd.	409,311	11,773,633
TDK Corp.	109,172	3,786,484
Terumo Corp.	181,744	5,887,074
TIS, Inc.	54,500	1,428,807
Tobu Railway Co. Ltd.	52,079	1,167,919
Toho Co. Ltd.	33,100	1,308,727
Tokio Marine Holdings, Inc.	174,450	10,117,246
Tokyo Electric Power Co. Holdings, Inc. *	401,100	1,498,653
Tokyo Electron Ltd.	40,964	18,767,676
Tokyo Gas Co. Ltd.	95,980	1,872,108
Tokyu Corp.	135,610	1,540,077
TOPPAN, Inc.	65,989	1,243,044
Toray Industries, Inc.	382,643	1,980,464
Toshiba Corp.	108,616	4,868,251
Tosoh Corp.	65,640	956,034
TOTO Ltd.	38,015	1,286,016
Toyota Industries Corp.	41,500	2,675,652

See Notes to Financial Statements.	11

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
Japan (Continued)
Toyota Motor Corp.	2,927,220	$48,262,123
Toyota Tsusho Corp.	60,511	2,314,962
Trend Micro, Inc.	39,176	2,303,665
Unicharm Corp.	113,700	3,905,553
USS Co. Ltd.	60,500	1,103,931
Welcia Holdings Co. Ltd.	23,600	475,721
West Japan Railway Co.	60,506	2,234,870
Yakult Honsha Co. Ltd.	37,579	2,069,640
Yamaha Corp.	34,981	1,445,597
Yamaha Motor Co. Ltd.	75,974	1,542,083
Yamato Holdings Co. Ltd.	82,871	1,432,950
Yaskawa Electric Corp.	66,020	2,300,071
Yokogawa Electric Corp.	59,244	1,066,746
Z Holdings Corp.	762,100	2,523,067
ZOZO, Inc.	32,997	703,591

(Cost $859,448,390)		909,282,898

Jordan — 0.0%
Hikma Pharmaceuticals PLC
(Cost $1,650,945)	54,395	1,164,206

Luxembourg — 0.3%
ArcelorMittal SA	169,481	5,450,205
Aroundtown SA	275,709	1,291,690
Eurofins Scientific SE	37,694	3,513,294
Tenaris SA	133,785	2,244,140

(Cost $10,592,463)		12,499,329

Macau — 0.0%
Sands China Ltd. *
(Cost $2,801,064)	640,084	1,223,527

Netherlands — 4.4%
ABN AMRO Bank NV, 144A (b)	123,085	1,440,965
Adyen NV, 144A *	5,843	9,077,932
Aegon NV	498,356	2,660,607
Akzo Nobel NV	50,125	4,374,893
Argenx SE *	13,172	4,107,905
ASM International NV	13,069	4,059,648
ASML Holding NV	112,083	64,495,147
Euronext NV, 144A	22,124	1,914,349
EXOR NV	29,376	2,166,566
Heineken Holding NV	27,860	2,208,788
Heineken NV	72,004	7,252,280
IMCD NV	15,968	2,394,801
ING Groep NV	1,083,022	12,236,033
JDE Peet’s NV	28,378	831,701
Just Eat Takeaway.com NV, 144A *	54,636	1,219,427
Koninklijke Ahold Delhaize NV	288,090	7,950,021
Koninklijke DSM NV	48,522	8,193,886
Koninklijke KPN NV	912,967	3,325,534
Koninklijke Philips NV	236,689	6,095,802
NN Group NV	73,046	3,631,564
OCI NV *	26,294	925,876
Prosus NV *	229,396	11,889,829
QIAGEN NV *	62,128	2,855,322
Randstad NV	32,575	1,838,071
Stellantis NV	594,553	8,893,831
Universal Music Group NV	202,794	4,547,954

	Number of Shares	Value
Netherlands (Continued)
Wolters Kluwer NV	72,281	$7,149,816

(Cost $153,000,039)		187,738,548

New Zealand — 0.2%
Auckland International Airport Ltd. *	359,178	1,750,622
Fisher & Paykel Healthcare Corp. Ltd.	154,271	2,110,983
Mercury NZ Ltd.	175,770	629,925
Meridian Energy Ltd.	320,838	982,573
Spark New Zealand Ltd.	543,851	1,722,255
Xero Ltd. *	38,676	2,478,319

(Cost $9,513,505)		9,674,677

Norway — 0.8%
Adevinta ASA *	68,662	574,341
Aker BP ASA (b)	35,264	1,534,322
DNB Bank ASA	261,823	5,311,800
Equinor ASA	265,978	10,233,143
Gjensidige Forsikring ASA	56,705	1,239,050
Kongsberg Gruppen ASA	19,208	684,489
Mowi ASA	114,327	2,984,835
Norsk Hydro ASA	375,329	3,009,792
Orkla ASA	224,436	1,765,287
Salmar ASA	14,938	1,109,275
Telenor ASA	188,006	2,598,644
Yara International ASA	44,161	2,287,996

(Cost $28,109,523)		33,332,974

Portugal — 0.2%
EDP — Energias de Portugal SA	772,369	3,873,916
Galp Energia SGPS SA	132,416	1,742,824
Jeronimo Martins SGPS SA	78,546	1,608,041

(Cost $6,345,076)		7,224,781

Singapore — 1.4%
Ascendas Real Estate Investment Trust REIT	931,099	1,896,110
CapitaLand Integrated Commercial Trust REIT	1,360,434	2,174,629
Capitaland Investment Ltd.	735,700	2,121,101
City Developments Ltd.	109,400	659,570
DBS Group Holdings Ltd.	500,787	11,309,332
Genting Singapore Ltd.	1,411,978	803,871
Grab Holdings Ltd., Class A *(b)	327,387	870,849
Keppel Corp. Ltd.	416,400	2,094,081
Mapletree Commercial Trust REIT	569,000	739,258
Mapletree Logistics Trust REIT	877,175	1,050,011
Oversea-Chinese Banking Corp. Ltd.	934,687	8,070,762
Sea Ltd., ADR *	97,819	8,085,718
Singapore Airlines Ltd. *	380,850	1,540,023
Singapore Exchange Ltd.	235,400	1,637,431
Singapore Technologies Engineering Ltd.	455,200	1,365,550
Singapore Telecommunications Ltd.	2,256,189	4,265,194
United Overseas Bank Ltd.	327,154	7,046,688
UOL Group Ltd.	92,681	503,977
Venture Corp. Ltd.	76,500	1,000,606
Wilmar International Ltd.	547,166	1,665,401

(Cost $68,446,305)		58,900,162

See Notes to Financial Statements.	12

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
Spain — 2.5%
Acciona SA	6,249	$1,204,197
ACS Actividades de Construccion y Servicios SA	64,565	1,829,884
Aena SME SA, 144A *	20,245	3,089,493
Amadeus IT Group SA *	124,998	7,761,646
Banco Bilbao Vizcaya Argentaria SA	1,846,187	10,066,451
Banco Santander SA	4,790,463	15,502,983
CaixaBank SA	1,234,618	4,464,031
Cellnex Telecom SA, 144A *	143,182	6,460,562
EDP Renovaveis SA	81,678	2,002,736
Enagas SA	64,605	1,477,992
Endesa SA	91,785	2,032,794
Ferrovial SA *	1,574	40,571
Ferrovial SA	137,003	3,531,382
Grifols SA (b)	86,326	1,815,510
Iberdrola SA	1,609,057	19,061,904
Industria de Diseno Textil SA	304,796	7,326,320
Naturgy Energy Group SA	40,193	1,214,219
Red Electrica Corp. SA	108,246	2,241,644
Repsol SA	392,146	6,312,723
Siemens Gamesa Renewable Energy SA *	68,073	1,312,513
Telefonica SA (b)	1,453,950	7,898,098

(Cost $135,545,618)		106,647,653

Sweden — 3.3%
Alfa Laval AB	75,793	2,045,785
Assa Abloy AB, Class B	277,057	6,814,400
Atlas Copco AB, Class A	741,908	8,306,434
Atlas Copco AB, Class B	435,464	4,206,623
Boliden AB	76,744	3,219,555
Electrolux AB, Class B	56,255	873,149
Embracer Group AB *(b)	134,682	1,222,157
Epiroc AB, Class A	186,659	3,610,492
Epiroc AB, Class B	111,685	1,875,531
EQT AB	82,853	2,428,082
Essity AB, Class B	168,064	4,408,992
Evolution AB, 144A	48,050	5,025,448
Fastighets AB Balder, Class B *	161,058	1,163,661
Getinge AB, Class B	60,194	1,744,316
H & M Hennes & Mauritz AB, Class B (b)	209,514	2,888,073
Hexagon AB, Class B	541,919	6,597,839
Holmen AB, Class B	25,088	1,287,546
Husqvarna AB, Class B	102,319	922,196
Industrivarden AB, Class A	33,794	875,479
Industrivarden AB, Class C	39,390	1,020,854
Indutrade AB	71,990	1,624,685
Investment AB Latour, Class B (b)	38,330	940,789
Investor AB, Class A	130,551	2,723,057
Investor AB, Class B	492,259	9,225,241
Kinnevik AB, Class B *	71,712	1,430,796
L E Lundbergforetagen AB, Class B	20,980	1,032,678
Lifco AB, Class B	60,355	1,241,591
Lundin Energy AB	54,925	2,660,215
Nibe Industrier AB, Class B	394,233	3,435,327
Sagax AB, Class B	43,236	1,177,640

	Number of Shares	Value
Sweden (Continued)
Sandvik AB	297,408	$6,090,713
Securitas AB, Class B	75,569	805,914
Sinch AB, 144A *	126,252	609,803
Skandinaviska Enskilda Banken AB, Class A	451,283	4,981,421
Skanska AB, Class B	93,863	1,618,535
SKF AB, Class B	103,700	1,829,572
Svenska Cellulosa AB SCA, Class B	162,916	2,950,219
Svenska Handelsbanken AB, Class A	404,676	3,981,310
Swedbank AB, Class A	250,903	3,790,797
Swedish Match AB	439,059	4,536,277
Swedish Orphan Biovitrum AB *	46,100	963,923
Tele2 AB, Class B	143,271	1,752,387
Telefonaktiebolaget LM Ericsson, Class B	809,650	6,565,279
Telia Co. AB	751,976	3,081,531
Volvo AB, Class A	58,509	1,071,213
Volvo AB, Class B	399,338	6,994,789
Volvo Car AB, Class B *	155,146	1,279,651

(Cost $135,450,613)		138,931,965

Switzerland — 10.6%
ABB Ltd.	452,901	13,872,218
Adecco Group AG	42,244	1,642,284
Alcon, Inc.	139,062	10,409,353
Bachem Holding AG	7,860	616,623
Baloise Holding AG	13,267	2,254,505
Barry Callebaut AG	965	2,114,710
Chocoladefabriken Lindt & Spruengli AG	26	2,694,329
Chocoladefabriken Lindt & Spruengli AG Participation Certificates	286	2,874,312
Cie Financiere Richemont SA	144,242	15,992,636
Clariant AG *	63,985	1,224,734
Coca-Cola HBC AG *	58,514	1,288,494
Credit Suisse Group AG	722,095	5,066,409
EMS-Chemie Holding AG	1,899	1,625,395
Geberit AG	10,008	5,486,037
Givaudan SA	2,548	9,355,771
Glencore PLC *	2,726,626	17,938,442
Holcim AG *	152,309	7,539,232
Julius Baer Group Ltd.	61,068	3,135,528
Kuehne + Nagel International AG	15,021	3,958,829
Logitech International SA	49,000	2,988,428
Lonza Group AG	20,665	12,435,194
Nestle SA	775,972	94,650,463
Novartis AG	604,043	54,698,890
Partners Group Holding AG	6,349	6,814,320
Roche Holding AG	7,378	2,881,358
Roche Holding AG	193,701	65,913,268
Schindler Holding AG	5,306	1,059,872
Schindler Holding AG Participation Certificates	10,854	2,225,228
SGS SA	1,714	4,252,836
Sika AG	39,433	10,914,785
Sonova Holding AG	15,006	5,303,413
STMicroelectronics NV	191,340	7,647,532

See Notes to Financial Statements.	13

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
Switzerland (Continued)
Straumann Holding AG	29,401	$3,737,961
Swatch Group AG — Bearer	7,988	2,051,963
Swatch Group AG — Registered	13,582	659,843
Swiss Life Holding AG	8,537	4,832,768
Swiss Prime Site AG	21,533	2,166,320
Swiss Re AG	83,990	6,910,437
Swisscom AG	7,136	4,216,727
Temenos AG	17,493	1,698,966
UBS Group AG	971,742	18,280,947
VAT Group AG, 144A	7,677	2,274,607
Vifor Pharma AG *	12,699	2,215,573
Zurich Insurance Group AG	41,481	18,941,491

(Cost $384,247,932)		448,863,031

United Kingdom — 14.9%
3i Group PLC	276,421	4,421,903
abrdn PLC	551,404	1,354,909
Admiral Group PLC	54,617	1,529,934
Anglo American PLC	353,316	17,305,466
Ashtead Group PLC	123,989	6,488,593
Associated British Foods PLC	96,931	2,113,072
AstraZeneca PLC	425,696	56,077,355
Auto Trader Group PLC, 144A	256,922	1,908,817
AVEVA Group PLC	38,006	1,090,966
Aviva PLC	796,349	4,314,966
BAE Systems PLC	861,764	8,209,479
Barclays PLC	4,672,877	9,954,757
Barratt Developments PLC	278,426	1,771,065
Berkeley Group Holdings PLC *	28,649	1,516,227
BP PLC	5,330,124	29,166,384
British American Tobacco PLC	600,663	26,506,506
British Land Co. PLC REIT	228,818	1,515,483
BT Group PLC	1,933,398	4,561,929
Bunzl PLC	92,889	3,238,761
Burberry Group PLC	109,741	2,368,818
CNH Industrial NV	288,269	4,292,368
Coca-Cola Europacific Partners PLC	55,797	2,964,495
Compass Group PLC	496,139	11,112,670
Croda International PLC	38,961	3,392,451
Diageo PLC	639,908	29,633,322
Entain PLC *	167,012	3,076,809
Ferguson PLC	61,037	7,331,328
GSK PLC	1,403,448	30,640,799
Halma PLC	108,821	3,056,527
Hargreaves Lansdown PLC	89,050	961,657
HSBC Holdings PLC	5,597,133	37,592,247
Imperial Brands PLC	248,748	5,612,281
Informa PLC *	425,488	2,922,061
InterContinental Hotels Group PLC	52,364	3,254,328
Intertek Group PLC	42,182	2,463,669
J Sainsbury PLC	490,905	1,412,860
JD Sports Fashion PLC	726,814	1,123,301
Johnson Matthey PLC	53,269	1,416,323
Kingfisher PLC	601,958	1,999,480
Land Securities Group PLC REIT	189,623	1,832,224
Legal & General Group PLC	1,660,330	5,433,402
Lloyds Banking Group PLC	19,619,474	11,097,941

	Number of Shares	Value
United Kingdom (Continued)
London Stock Exchange Group PLC	90,840	$8,472,892
M&G PLC	740,845	2,017,379
Melrose Industries PLC	1,263,027	2,154,948
Mondi PLC	138,346	2,682,067
National Grid PLC	1,009,911	14,902,031
NatWest Group PLC	1,564,841	4,499,780
Next PLC	35,411	2,890,577
Ocado Group PLC *	142,806	1,674,975
Pearson PLC, Series 6	188,757	1,794,363
Persimmon PLC	93,077	2,553,326
Phoenix Group Holdings PLC	201,402	1,618,145
Prudential PLC	765,039	10,001,776
Reckitt Benckiser Group PLC	196,901	15,229,311
RELX PLC	527,914	15,140,524
Rentokil Initial PLC	525,700	3,353,247
Rio Tinto PLC	308,988	22,387,980
Rolls-Royce Holdings PLC *	2,421,092	2,644,757
Sage Group PLC	290,071	2,399,997
Schroders PLC	29,981	1,119,017
Segro PLC REIT	340,497	4,753,993
Severn Trent PLC	71,074	2,610,687
Shell PLC	2,097,783	62,820,854
Smith & Nephew PLC	248,341	4,046,247
Smiths Group PLC	104,925	2,055,961
Spirax-Sarco Engineering PLC	20,567	2,738,079
SSE PLC	294,549	6,576,983
St James’s Place PLC	153,336	2,500,252
Standard Chartered PLC	723,001	5,737,821
Taylor Wimpey PLC	931,892	1,527,736
Tesco PLC	2,121,958	6,925,354
Unilever PLC	704,155	33,939,478
United Utilities Group PLC	190,118	2,534,629
Vodafone Group PLC (b)	7,429,025	12,224,017
Whitbread PLC	58,669	2,013,083
WPP PLC	300,828	3,489,753

(Cost $678,942,869)		632,069,952

TOTAL COMMON STOCKS (Cost $3,998,384,374)		4,128,783,631

PREFERRED STOCKS — 0.5%
Germany — 0.5%
Bayerische Motoren Werke AG	13,473	1,053,698
Henkel AG & Co. KGaA	47,759	3,266,007
Porsche Automobil Holding SE	43,301	3,539,430
Sartorius AG	6,728	2,712,902
Volkswagen AG	50,134	8,325,092

(Cost $23,606,646)		18,897,129

WARRANTS — 0.0%
Switzerland — 0.0%
Cie Financiere Richemont SA *, expires 11/22/23 (Cost $0)	255,836	152,029

See Notes to Financial Statements.	14

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
SECURITIES LENDING COLLATERAL — 2.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.68% (d)(e) (Cost $87,362,002)	87,362,002	$87,362,002

CASH EQUIVALENTS — 0.3%
DWS ESG Liquidity Fund “Capital Shares”, 0.86% (d) (Cost $11,393,213)	11,393,213	11,386,377

TOTAL INVESTMENTS — 100.1%
(Cost $4,120,746,235)		$4,246,581,168
Other assets and liabilities, net — (0.1%)		(5,936,836)

NET ASSETS — 100.0%		$4,240,644,332

A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2022 is as follows:

Value ($) at 5/31/2021	Purchases Cost ($)	Sales Proceeds ($)		Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 5/31/2022	Value ($) at 5/31/2022
COMMON STOCKS — 0.1%
Germany — 0.1%
Deutsche Bank AG (c)
6,993,425	1,356,086	(93,274)		3,810	(1,875,999)	121,020	—	573,228	6,384,048

SECURITIES LENDING COLLATERAL — 2.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.68% (d)(e)
92,121,583	—	(4,759,581	)(f)	—	—	112,664	—	87,362,002	87,362,002

CASH EQUIVALENTS — 0.3%
DWS ESG Liquidity Fund “Capital Shares”, 0.86% (d)
11,370,965	21,110	—		—	(5,698)	21,185	—	11,393,213	11,386,377
DWS Government Money Market Series “Institutional Shares”, 0.72 (d)
37,987,992	1,801,792,759	(1,839,780,751)		—	—	101,660	—	—	—

148,473,965	1,803,169,955	(1,844,633,606)		3,810	(1,881,697)	356,529	—	99,328,443	105,132,427

*	Non-income producing security.
(a)	Stapled Security — A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(b)

All or a portion of these securities were on loan. In addition, “Other assets and liabilities, net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2022 amounted to $115,591,473, which is 2.7% of net assets.

(c)	Affiliated issuer. This security is owned in proportion with its representation in the index.
(d)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(e)

Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $36,233,141.

(f)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended May 31, 2022.

ADR:	American Depositary Receipt
CDI:	Chess Depositary Interest
REIT:	Real Estate Investment Trust
144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Securities are listed in country of domicile.

See Notes to Financial Statements.	15

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2022

At May 31, 2022, open futures contracts purchased were as follows:

Contract Description	Currency	Number of Contracts	Notional Amount	Contract Value	Expiration Date	Unrealized Appreciation (Depreciation)
AMSTERDAM Index Futures	EUR	35	$5,232,545	$5,353,657	6/17/2022	$121,112
CAC40 10 EURO Futures	EUR	145	9,862,592	10,050,500	6/17/2022	187,908
DAX Index Futures	EUR	24	9,117,426	9,260,662	6/17/2022	143,236
FTSE 100 Index Futures	GBP	151	14,298,703	14,433,332	6/17/2022	134,629
IBEX 35 Index Futures	EUR	20	1,802,620	1,894,323	6/17/2022	91,703
FTSE/MIB Index Futures	EUR	8	1,041,591	1,052,423	6/17/2022	10,832
MSCI EAFE Futures	USD	105	10,530,385	10,694,250	6/17/2022	163,865
OMXS30 Index Futures	SEK	146	3,027,350	3,055,012	6/17/2022	27,662
SPI 200 Futures	AUD	42	5,585,254	5,434,478	6/16/2022	(150,776)
SWISS MKT IX Futures	CHF	65	8,144,952	7,859,362	6/17/2022	(285,590)
TOPIX Index Futures	JPY	121	17,740,403	17,942,984	6/09/2022	202,581

Total net unrealized appreciation						$647,162

As of May 31, 2022, the Fund had the following forward foreign currency contracts outstanding:

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
Goldman Sachs & Co.	6/2/2022	AUD	140,007,742	USD	99,547,605	$—	$(928,981)
JP Morgan & Chase Co.	6/2/2022	AUD	182,926,000	USD	130,064,355	—	(1,212,527)
RBC Capital Markets	6/2/2022	AUD	18,885,000	USD	13,427,216	—	(125,608)
RBC Capital Markets	6/2/2022	AUD	139,990,500	USD	99,536,283	—	(927,929)
Goldman Sachs & Co.	6/2/2022	CHF	135,801,400	USD	140,098,935	—	(1,478,838)
JP Morgan & Chase Co.	6/2/2022	CHF	163,936,700	USD	169,125,033	—	(1,784,787)
RBC Capital Markets	6/2/2022	CHF	114,284,000	USD	117,901,574	—	(1,243,547)
RBC Capital Markets	6/2/2022	CHF	18,712,000	USD	19,304,016	—	(203,908)
Goldman Sachs & Co.	6/2/2022	DKK	178,092,100	USD	25,287,295	—	(411,977)
Goldman Sachs & Co.	6/2/2022	DKK	39,222,000	USD	5,569,048	—	(90,814)
JP Morgan & Chase Co.	6/2/2022	DKK	324,289,500	USD	46,043,901	—	(752,133)
RBC Capital Markets	6/2/2022	DKK	260,805,000	USD	37,031,699	—	(603,314)
Goldman Sachs & Co.	6/2/2022	EUR	431,333,000	USD	455,595,481	—	(7,462,302)
JP Morgan & Chase Co.	6/2/2022	EUR	412,165,900	USD	435,354,354	—	(7,126,579)
RBC Capital Markets	6/2/2022	EUR	22,163,000	USD	23,409,403	—	(383,698)
RBC Capital Markets	6/2/2022	EUR	376,427,300	USD	397,605,100	—	(6,508,638)
Goldman Sachs & Co.	6/2/2022	HKD	297,945,700	USD	37,994,313	25,903	—
JP Morgan & Chase Co.	6/2/2022	HKD	2,871,000	USD	366,115	252	—
JP Morgan & Chase Co.	6/2/2022	HKD	317,090,200	USD	40,434,348	26,279	—
RBC Capital Markets	6/2/2022	HKD	307,263,900	USD	39,184,192	28,328	—
Goldman Sachs & Co.	6/2/2022	ILS	22,541,400	USD	6,756,812	—	(36,040)
JP Morgan & Chase Co.	6/2/2022	ILS	21,416,800	USD	6,419,712	—	(34,242)
RBC Capital Markets	6/2/2022	ILS	3,209,000	USD	961,734	—	(5,298)
RBC Capital Markets	6/2/2022	ILS	16,450,800	USD	4,931,147	—	(26,302)
Goldman Sachs & Co.	6/2/2022	JPY	34,397,253,400	USD	265,713,319	—	(1,480,944)
Goldman Sachs & Co.	6/2/2022	JPY	2,884,119,000	USD	22,279,034	—	(124,500)
JP Morgan & Chase Co.	6/2/2022	JPY	43,893,045,300	USD	339,071,465	—	(1,885,115)
RBC Capital Markets	6/2/2022	JPY	38,697,418,200	USD	298,936,027	—	(1,661,465)
Goldman Sachs & Co.	6/2/2022	NOK	79,876,700	USD	8,573,604	51,286	—
Goldman Sachs & Co.	6/2/2022	NOK	13,031,000	USD	1,398,668	8,346	—
JP Morgan & Chase Co.	6/2/2022	NOK	107,567,200	USD	11,545,695	68,984	—
RBC Capital Markets	6/2/2022	NOK	102,750,800	USD	11,028,806	65,973	—
Goldman Sachs & Co.	6/2/2022	NZD	5,067,400	USD	3,289,249	—	(12,669)
JP Morgan & Chase Co.	6/2/2022	NZD	2,336,200	USD	1,516,322	—	(5,946)
JP Morgan & Chase Co.	6/2/2022	NZD	618,000	USD	401,102	—	(1,587)
RBC Capital Markets	6/2/2022	NZD	4,429,900	USD	2,875,364	—	(11,160)
Goldman Sachs & Co.	6/2/2022	SEK	534,301,600	USD	54,596,673	—	(113,991)
JP Morgan & Chase Co.	6/2/2022	SEK	3,054,000	USD	312,062	—	(658)
JP Morgan & Chase Co.	6/2/2022	SEK	393,585,500	USD	40,216,160	—	(85,654)

See Notes to Financial Statements.	16

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2022

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
RBC Capital Markets	6/2/2022	SEK	495,430,200	USD	50,624,667	$—	$(105,698)
Goldman Sachs & Co.	6/2/2022	SGD	21,828,300	USD	15,806,155	—	(126,329)
JP Morgan & Chase Co.	6/2/2022	SGD	28,433,500	USD	20,589,066	—	(164,556)
RBC Capital Markets	6/2/2022	SGD	2,566,000	USD	1,857,999	—	(14,926)
RBC Capital Markets	6/2/2022	SGD	19,113,800	USD	13,840,550	—	(110,619)
Goldman Sachs & Co.	6/2/2022	USD	100,434,554	AUD	140,007,742	42,032	—
JP Morgan & Chase Co.	6/2/2022	USD	131,221,966	AUD	182,926,000	54,917	—
RBC Capital Markets	6/2/2022	USD	113,969,340	AUD	158,875,500	47,696	—
Goldman Sachs & Co.	6/2/2022	USD	141,673,778	CHF	135,801,400	—	(96,005)
JP Morgan & Chase Co.	6/2/2022	USD	171,025,716	CHF	163,936,700	—	(115,895)
RBC Capital Markets	6/2/2022	USD	138,747,066	CHF	132,996,000	—	(94,022)
Goldman Sachs & Co.	6/2/2022	USD	31,290,952	DKK	217,314,100	68,182	—
JP Morgan & Chase Co.	6/2/2022	USD	46,694,289	DKK	324,289,500	101,746	—
RBC Capital Markets	6/2/2022	USD	37,553,186	DKK	260,805,000	81,828	—
Goldman Sachs & Co.	6/2/2022	USD	462,065,476	EUR	431,333,000	992,307	—
JP Morgan & Chase Co.	6/2/2022	USD	441,532,720	EUR	412,165,900	948,212	—
RBC Capital Markets	6/2/2022	USD	426,989,859	EUR	398,590,300	916,981	—
Goldman Sachs & Co.	6/2/2022	USD	37,976,394	HKD	297,945,700	—	(7,985)
JP Morgan & Chase Co.	6/2/2022	USD	40,782,507	HKD	319,961,200	—	(8,575)
RBC Capital Markets	6/2/2022	USD	39,164,099	HKD	307,263,900	—	(8,235)
Goldman Sachs & Co.	6/2/2022	USD	6,769,291	ILS	22,541,400	23,561	—
JP Morgan & Chase Co.	6/2/2022	USD	6,431,568	ILS	21,416,800	22,386	—
RBC Capital Markets	6/2/2022	USD	5,903,932	ILS	19,659,800	20,549	—
Goldman Sachs & Co.	6/2/2022	USD	289,800,400	JPY	37,281,372,400	—	(202,603)
JP Morgan & Chase Co.	6/2/2022	USD	341,195,113	JPY	43,893,045,300	—	(238,533)
RBC Capital Markets	6/2/2022	USD	300,807,790	JPY	38,697,418,200	—	(210,298)
Goldman Sachs & Co.	6/2/2022	USD	9,883,062	NOK	92,907,700	29,578	—
JP Morgan & Chase Co.	6/2/2022	USD	11,442,467	NOK	107,567,200	34,244	—
RBC Capital Markets	6/2/2022	USD	10,930,122	NOK	102,750,800	32,711	—
Goldman Sachs & Co.	6/2/2022	USD	3,298,624	NZD	5,067,400	3,295	—
JP Morgan & Chase Co.	6/2/2022	USD	1,923,036	NZD	2,954,200	1,921	—
RBC Capital Markets	6/2/2022	USD	2,883,643	NZD	4,429,900	2,880	—
Goldman Sachs & Co.	6/2/2022	USD	54,611,684	SEK	534,301,600	98,979	—
JP Morgan & Chase Co.	6/2/2022	USD	40,541,056	SEK	396,639,500	73,477	—
RBC Capital Markets	6/2/2022	USD	50,638,586	SEK	495,430,200	91,778	—
Goldman Sachs & Co.	6/2/2022	USD	15,922,606	SGD	21,828,300	9,879	—
JP Morgan & Chase Co.	6/2/2022	USD	20,740,754	SGD	28,433,500	12,868	—
RBC Capital Markets	6/2/2022	USD	15,814,283	SGD	21,679,800	9,811	—
Goldman Sachs & Co.	6/6/2022	GBP	165,872,000	USD	208,244,002	—	(778,077)
JP Morgan & Chase Co.	6/6/2022	GBP	174,772,200	USD	219,418,632	—	(818,953)
RBC Capital Markets	6/6/2022	GBP	27,046,000	USD	33,954,522	—	(127,247)
RBC Capital Markets	6/6/2022	GBP	157,599,800	USD	197,859,457	—	(738,486)
Goldman Sachs & Co.	6/6/2022	USD	209,048,482	GBP	165,872,000	—	(26,402)
JP Morgan & Chase Co.	6/6/2022	USD	220,265,404	GBP	174,772,200	—	(27,818)
RBC Capital Markets	6/6/2022	USD	232,709,102	GBP	184,645,800	—	(29,390)
Goldman Sachs & Co.	7/5/2022	AUD	140,007,742	USD	100,485,657	—	(48,860)
JP Morgan & Chase Co.	7/5/2022	AUD	182,926,000	USD	131,286,923	—	(65,649)
RBC Capital Markets	7/5/2022	AUD	158,875,500	USD	114,027,329	—	(55,444)
Goldman Sachs & Co.	7/5/2022	CHF	135,801,400	USD	141,919,552	51,800	—
JP Morgan & Chase Co.	7/5/2022	CHF	163,936,700	USD	171,322,409	62,532	—
RBC Capital Markets	7/5/2022	CHF	132,996,000	USD	138,989,215	52,183	—
Goldman Sachs & Co.	7/5/2022	DKK	217,314,100	USD	31,342,852	—	(77,329)
JP Morgan & Chase Co.	7/5/2022	DKK	324,289,500	USD	46,769,713	—	(117,419)
RBC Capital Markets	7/5/2022	DKK	260,805,000	USD	37,614,659	—	(93,619)
Goldman Sachs & Co.	7/5/2022	EUR	431,333,000	USD	462,831,092	—	(1,123,267)
JP Morgan & Chase Co.	7/5/2022	EUR	412,165,900	USD	442,270,910	—	(1,066,758)
RBC Capital Markets	7/5/2022	EUR	398,590,300	USD	427,701,343	—	(1,034,013)
Goldman Sachs & Co.	7/5/2022	GBP	165,872,000	USD	209,074,192	15,861	—

See Notes to Financial Statements.	17

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2022

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
JP Morgan & Chase Co.	7/5/2022	GBP	174,772,200	USD	220,294,765	$18,984	$—
RBC Capital Markets	7/5/2022	GBP	184,645,800	USD	232,740,122	20,056	—
Citigroup Global Markets	7/5/2022	HKD	23,456,000	USD	2,992,215	122	—
Goldman Sachs & Co.	7/5/2022	HKD	297,945,700	USD	38,009,338	2,808	—
JP Morgan & Chase Co.	7/5/2022	HKD	319,961,200	USD	40,817,313	2,443	—
RBC Capital Markets	7/5/2022	HKD	307,263,900	USD	39,198,074	2,896	—
Citigroup Global Markets	7/5/2022	ILS	1,475,000	USD	443,487	—	(1,720)
Goldman Sachs & Co.	7/5/2022	ILS	22,541,400	USD	6,778,451	—	(25,339)
JP Morgan & Chase Co.	7/5/2022	ILS	21,416,800	USD	6,439,787	—	(24,559)
RBC Capital Markets	7/5/2022	ILS	19,659,800	USD	5,911,477	—	(22,544)
Goldman Sachs & Co.	7/5/2022	JPY	37,281,372,400	USD	290,164,670	130,953	—
JP Morgan & Chase Co.	7/5/2022	JPY	43,893,045,300	USD	341,629,037	159,229	—
RBC Capital Markets	7/5/2022	JPY	38,697,418,200	USD	301,190,351	140,381	—
Citigroup Global Markets	7/5/2022	NOK	7,945,000	USD	845,353	—	(2,610)
Goldman Sachs & Co.	7/5/2022	NOK	92,907,700	USD	9,885,691	—	(30,271)
JP Morgan & Chase Co.	7/5/2022	NOK	107,567,200	USD	11,445,316	—	(35,242)
RBC Capital Markets	7/5/2022	NOK	102,750,800	USD	10,933,030	—	(33,478)
Goldman Sachs & Co.	7/5/2022	NZD	5,067,400	USD	3,297,023	—	(3,120)
JP Morgan & Chase Co.	7/5/2022	NZD	2,954,200	USD	1,922,103	—	(1,819)
RBC Capital Markets	7/5/2022	NZD	4,429,900	USD	2,882,244	—	(2,728)
Citigroup Global Markets	7/5/2022	SEK	55,826,000	USD	5,711,911	—	(11,359)
Goldman Sachs & Co.	7/5/2022	SEK	534,301,600	USD	54,670,357	—	(106,129)
JP Morgan & Chase Co.	7/5/2022	SEK	396,639,500	USD	40,582,743	—	(80,653)
RBC Capital Markets	7/5/2022	SEK	495,430,200	USD	50,692,212	—	(99,186)
Goldman Sachs & Co.	7/5/2022	SGD	21,828,300	USD	15,921,212	—	(10,013)
JP Morgan & Chase Co.	7/5/2022	SGD	28,433,500	USD	20,738,773	—	(13,209)
RBC Capital Markets	7/5/2022	SGD	21,679,800	USD	15,812,898	—	(9,944)
Citigroup Global Markets	7/5/2022	USD	3,423,539	AUD	4,770,000	1,626	—
Citigroup Global Markets	7/5/2022	USD	17,886,313	CHF	17,114,000	—	(7,818)
Citigroup Global Markets	7/5/2022	USD	3,881,557	DKK	26,911,000	9,348	—
Citigroup Global Markets	7/5/2022	USD	2,488,380	EUR	2,319,000	6,004	—
Citigroup Global Markets	7/5/2022	USD	244,533	GBP	194,000	—	(23)
Citigroup Global Markets	7/5/2022	USD	6,912,929	JPY	888,187,000	—	(3,201)
Citigroup Global Markets	7/5/2022	USD	1,035,238	NZD	1,591,000	900	—
Citigroup Global Markets	7/5/2022	USD	2,156,903	SGD	2,957,000	1,242	—

Total unrealized appreciation (depreciation)						$4,676,537	$(44,989,126)

For information on the Fund’s policy and additional disclosures regarding open futures contracts and forward foreign currency contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Currency Abbreviations

AUD	Australian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
ILS	Israeli Shekel
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollar

See Notes to Financial Statements.	18

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2022

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2022 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$4,128,783,631	$—	$—	$4,128,783,631
Preferred Stocks	18,897,129	—	—	18,897,129
Warrants	152,029	—	—	152,029
Short-Term Investments (a)	98,748,379	—	—	98,748,379
Derivatives (b)
Forward Foreign Currency Contracts	—	4,676,537	—	4,676,537
Futures Contracts	1,083,528	—	—	1,083,528

TOTAL	$4,247,664,696	$4,676,537	$—	$4,252,341,233

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Forward Foreign Currency Contracts	$—	$(44,989,126)	$—	$(44,989,126)
Futures Contracts	(436,366)	—	—	(436,366)

TOTAL	$(436,366)	$(44,989,126)	$—	$(45,425,492)

(a)	See Schedule of Investments for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contracts.

See Notes to Financial Statements.	19

DBX ETF Trust

Statement of Assets and Liabilities

May 31, 2022

Xtrackers MSCI EAFE Hedged Equity ETF
Assets
Investment in non-affiliated securities at value	$4,141,448,741
Investment in affiliated securities at value	6,384,048
Investment in DWS ESG Liquidity Fund	11,386,377
Investment in DWS Government & Agency Securities Portfolio*	87,362,002
Foreign currency at value	23,732,098
Receivable for return of collateral pledged for forward foreign currency contracts	53,270,000
Unrealized appreciation on forward foreign currency contracts	4,676,537
Deposit with broker for futures contracts	5,966,159
Receivables:
Investment securities sold	74,986,538
Dividends	15,473,732
Interest	26,896
Securities lending income	167,114
Foreign tax reclaim	9,110,425

Total assets	$4,433,990,667

Liabilities
Due to custodian	$37,013,437
Payable upon return of securities loaned	87,362,002
Unrealized depreciation on forward foreign currency contracts	44,989,126
Payables:
Investment securities purchased	21,380,883
Investment advisory fees	1,231,283
Variation margin on futures contracts	1,369,604

Total liabilities	193,346,335

Net Assets, at value	$4,240,644,332

Net Assets Consist of
Paid-in capital	$4,030,496,710
Distributable earnings (loss)	210,147,622

Net Assets, at value	$4,240,644,332

Number of Common Shares outstanding	113,350,800

Net Asset Value	$37.41

Investment in non-affiliated securities at cost	$4,005,694,486

Investment in affiliated securities at cost	$16,296,534

Value of securities loaned	$115,591,473

Investment in DWS ESG Liquidity Fund at cost	$11,393,213

Investment in DWS Government & Agency Securities Portfolio at cost*	$87,362,002

Non-cash collateral for securities on loan	$36,233,141

Foreign currency at cost	$23,379,328

*	Represents collateral on securities loaned.

See Notes to Financial Statements.	20

DBX ETF Trust

Statement of Operations

For the Year Ended May 31, 2022

Xtrackers MSCI EAFE Hedged Equity ETF
Investment Income
Unaffiliated dividend income*	$118,852,613
Income distributions from affiliated funds	243,865
Affiliated securities lending income	112,664
Unaffiliated non-cash dividend income	18,338,291
Unaffiliated securities lending income, net of borrower rebates	1,003,637

Total investment income	138,551,070

Expenses
Investment advisory fees	14,601,480
Other expenses	57,601

Total expenses	14,659,081

Less fees waived (see note 3):
Waiver	(41,152)

Net expenses	14,617,929

Net investment income (loss)	123,933,141

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(43,539,701)
In-kind redemptions	18,679,891
In-kind redemptions in affiliates	3,810
Futures contracts	6,811,052
Foreign currency transactions	(4,662,442)
Forward foreign currency contracts	518,243,782

Net realized gain (loss)	495,536,392

Net change in unrealized appreciation (depreciation) on:
Investments	(544,011,149)
Investments in affiliates	(1,881,697)
Futures contracts	(935,945)
Foreign currency translations	(1,169,233)
Forward foreign currency contracts	1,916,205

Net change in unrealized appreciation (depreciation)	(546,081,819)

Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(50,545,427)

Net Increase (Decrease) in Net Assets Resulting from Operations	$73,387,714

* Unaffiliated foreign tax withheld	$12,022,445

See Notes to Financial Statements.	21

DBX ETF Trust

Statements of Changes in Net Assets

	Xtrackers MSCI EAFE Hedged Equity ETF
	Year Ended May 31, 2022	Year Ended May 31, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$123,933,141	$88,399,193
Net realized gain (loss)	495,536,392	(203,628,166)
Net change in net unrealized appreciation (depreciation)	(546,081,819)	1,081,608,765

Net increase (decrease) in net assets resulting from operations	73,387,714	966,379,792

Distributions to Shareholders	(95,706,043)	(95,300,827)

Fund Shares Transactions
Proceeds from shares sold	369,115,706	14,993,565
Value of shares redeemed	(61,152,615)	(761,591,407)

Net increase (decrease) in net assets resulting from fund share transactions	307,963,091	(746,597,842)

Total net increase (decrease) in Net Assets	285,644,762	124,481,123

Net Assets
Beginning of year	3,954,999,570	3,830,518,447

End of year	$4,240,644,332	$3,954,999,570

Changes in Shares Outstanding
Shares outstanding, beginning of year	105,350,800	128,750,800
Shares sold	9,600,000	400,000
Shares redeemed	(1,600,000)	(23,800,000)

Shares outstanding, end of year	113,350,800	105,350,800

See Notes to Financial Statements.	22

DBX ETF Trust

Financial Highlights

Xtrackers MSCI EAFE Hedged Equity ETF Selected Per Share Data	Years Ended May 31,
	2022	2021	2020		2019		2018
Net Asset Value, beginning of year	$37.54	$29.75	$30.87		$31.86		$30.68

Income (loss) from investment operations:
Net investment income (loss)(a)	1.13	0.78	0.66		0.91		0.80
Net realized and unrealized gain (loss)	(0.37)	7.82	(0.76)		(1.00)		1.33

Total from investment operations	0.76	8.60	(0.10)		(0.09)		2.13

Less distributions from:
Net investment income	(0.89)	(0.81)	(1.02)		(0.90)		(0.95)

Total distributions	(0.89)	(0.81)	(1.02)		(0.90)		(0.95)

Net Asset Value, end of year	$37.41	$37.54	$29.75		$30.87		$31.86

Total Return (%)	2.01 (b)	29.41 (b)	(0.56	)(b)	(0.14	)(b)	7.05

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	4,241	3,955	3,831		4,715		6,140
Ratio of expenses before fee waiver (%)	0.35	0.35	0.36		0.36		0.35
Ratio of expenses after fee waiver (%)	0.35	0.35	0.36		0.36		0.35
Ratio of net investment income (loss) (%)	2.97	2.35	2.10		2.93		2.57
Portfolio turnover rate (%)(c)	4	8	9		5		10

(a)	Based on average shares outstanding during the period.
(b)	Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
(c)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.	23

DBX ETF Trust

Notes to Financial Statements

1. Organization

DBX ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end registered management investment company organized as a Delaware statutory trust.

As of May 31, 2022, the Trust consists of thirty-four investment series of exchange-traded funds (“ETFs”) in operation and trading. These financial statements report on Xtrackers MSCI EAFE Hedged Equity ETF (the “Fund”), a diversified series of the Trust. The Fund may change its diversification status over time and then change it back again, without shareholder approval, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index each Fund tracks.

DBX Advisors LLC (“DBX” or the “Advisor”), an indirect, wholly-owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), serves as investment advisor to the Fund and has overall responsibility for the general management and administration of the Fund, subject to the supervision of the Fund’s Board of Trustees (“Board”).

The Fund offers shares that are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified lots consisting of 200,000 shares, each called a “Creation Unit”, to authorized participants who have entered into agreements with the Fund’s distributor. Shares are not individually redeemable securities of the Fund, and owners of shares may acquire those shares from the Fund or tender such shares for redemption to the Fund, in Creation Units only.

The investment objective of the Fund is to track the performance, before fees and expenses, of the MSCI EAFE US Dollar Hedged Index (the “Underlying Index”).

MSCI is the creator of the MSCI EAFE US Dollar Hedged Index. The MSCI EAFE US Dollar Hedged Index is designed to track developed market performance while mitigating exposure to fluctuations between the value of the U.S. dollar and the currencies of the countries included in the Underlying Index.

The Underlying Index is rebalanced monthly on the last trading day of the month, when the index will take into account the effect of rolling into new 1-month forward contracts based on the newly determined weights of currency to be sold for the next month’s index calculation. The currency weights are determined as of the close of two business days before the first calendar day of following month and remain constant intra month. This means that no changes in the weights are made during the month to account for changes in the indexes due to price movement of securities, corporate events, additions, deletions or any other changes. The daily calculation of the Underlying Index marks to market the one-month forward contracts on a daily basis by using an equal and offsetting forward position.

The Fund is entitled to use its Underlying Index pursuant to a licensing agreement between the Index Provider and DBX. There is no charge to the Fund in connection with the licensing agreement.

Pursuant to the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Trust expects the risk of loss to be remote.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of the Accounting Standards Codification of U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund.

Security Valuation    The NAV of the Fund’s shares is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time. NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding.

24

DBX ETF Trust

Notes to Financial Statements (Continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-ended investment companies are valued at their NAV each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s Underlying Index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index.

Disclosure about the classification of the fair value measurements is included in a table following the Fund’s Schedule of Investments.

Cash    Cash consists of cash held at banks and is on deposit with major financial institutions.

Investment Transactions and Investment Income    Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from the sale or disposition of securities are calculated on the identified cost-method. Dividend income is net of any foreign taxes withheld at source. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the fund is informed of such dividends. Interest income is recorded on the accrual basis.

Tax Information and Dividends and Distributions to Shareholders    It is the Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”). The Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is the policy of the Fund to pay out dividends from its net investment income, if any, to investors semi-annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Fund may occasionally be required to make supplemental distributions at some other time during the year. The Fund reserves the right to declare special distributions if, in

25

DBX ETF Trust

Notes to Financial Statements (Continued)

their reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified at the end of the year within the components of net assets based on their federal tax treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for the full year for tax purposes, are reported as a tax return of capital.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on foreign, federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statement of Operations. For the year ended May 31, 2022, the Fund did not incur any interest or penalties.

As of May 31, 2022, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed Ordinary Income*	Capital and Other Gains (Losses)	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Losses)
$138,306,927	$—	$71,840,695	$210,147,622

The tax character of dividends and distributions declared for the years ended May 31, 2022 and May 31, 2021 were as follows:

Ordinary Income*
2022	$95,706,043
2021	95,300,827

*	for tax purposes short-term capital gain distributions are considered ordinary income distributions

For the fiscal year ended May 31, 2022, the effect of permanent “book/tax” reclassifications to the components of net assets are included below. These differences are primarily due to redemptions-in-kind and equalization.

Distributable earnings (loss)	Paid-In Capital
$(18,569,437)	$18,569,437

As of May 31, 2022, the aggregate cost of investments for federal income tax purposes, the net unrealized appreciation or depreciation and the aggregated gross unrealized appreciation (depreciation) on investments were as follows:

Aggregate Tax Cost	Net Unrealized Appreciation (Depreciation)	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)
$4,175,094,404	$72,220,872	$647,547,578	$(575,326,706)

Foreign Taxes    The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in their Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on capital gains from sales of investments and foreign currency transactions are included in their respective net realized gain (loss) categories. Receivables and payables related to foreign taxes as of May 31, 2022, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

26

DBX ETF Trust

Notes to Financial Statements (Continued)

Foreign Currency Translations    The books and records of the Fund is maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending    The Fund may lend securities to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended May 31, 2022, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.08% annualized effective rate as of May 31, 2022) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of May 31, 2022, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Remaining Contractual Maturity of the Agreements, as of May 31, 2022

Securities Lending Transactions	Overnight and Continuous	<30 Days	Between 30 & 90 days	>90 days	Total
Common Stocks	$87,362,002	$—	$—	$36,233,141	$123,595,143

Gross amount of recognized liabilities and non-cash collateral for securities lending transactions					$123,595,143

Derivatives

Forward Foreign Currency Contracts    The Fund may enter into forward foreign currency contracts (“forward currency contracts”) designed to offset the Fund’s exposure to non-U.S. currencies. In addition, the Fund may enter into forward currency contracts to facilitate local securities settlements or to protect against currency exposure in connection with distributions to shareholders.

A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. For the year ended May 31, 2022, the Fund invested in forward currency contracts to hedge against changes in the value of the U.S. dollar against specified non-U.S. currencies.

The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency contracts. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign

27

DBX ETF Trust

Notes to Financial Statements (Continued)

currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

A summary of the open forward currency contracts as of May 31, 2022 is included in a table following the Fund’s Schedule of Investments. The investment in forward currency contracts short vs. U.S. dollars had a contract value generally indicative of a range of the total exposure the Fund had to the value of non U.S currencies during the year ended May 31, 2022.

Futures Contracts    The Fund may enter into futures contracts. These futures contracts will be used to simulate investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. The Fund will enter into futures contracts that are traded on a U.S. or non-U.S. exchange. The Fund will not use futures for speculative purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. For the year ended May 31, 2022, the Fund utilized futures in order to simulate investment in the Fund’s Underlying Index. To the extent required by law, liquid assets committed to futures contracts will be maintained.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. The guarantee is supported by a daily payment system (i.e., margin requirements).

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

A summary of the open futures contracts as of May 31, 2022 is included in a table following the Fund’s Schedule of Investments.

The following table summarizes the value of the Fund’s derivative instruments held as of May 31, 2022 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

	Asset Derivatives		Liability Derivatives

Equity contracts	Unrealized appreciation on futures contracts*	$1,083,528	Unrealized depreciation on futures contracts*	$436,366

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	4,676,537	Unrealized depreciation on forward foreign currency contracts	44,989,126

	Total	$5,760,065	Total	$45,425,492

*

Includes cumulative appreciation or cumulative depreciation of futures contracts as disclosed in the Schedule of Investments. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

28

DBX ETF Trust

Notes to Financial Statements (Continued)

Additionally, the amount of realized and unrealized gains and losses on derivative instruments recognized in the Fund’s earnings during the year ended May 31, 2022 and the related location in the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Net Realized Gain (Loss) from:

Futures Contracts — Equity Contracts	Forward Foreign Currency Contracts — Foreign Exchange Contracts	Total
$6,811,052	$518,243,782	$525,054,834
Net Change in Unrealized Appreciation (Depreciation) on:

Futures Contracts — Equity Contracts	Forward Foreign Currency Contracts — Foreign Exchange Contracts	Total
$(935,945)	$1,916,205	$980,260

For the year ended May 31, 2022 the average monthly volume of derivatives was as follows:

Futures Contracts (Contract Value)	Forward Foreign Currency Contracts (Contract Value)
$95,853,266	$(4,053,444,127)

As of May 31, 2022, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. Interest expense from collateral received, if any, is included in Other expenses on the Statement of Operations. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received(a)	Net Amount of Derivatives Assets	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged(a)	Net Amount of Derivatives Liabilities
Citigroup Global Markets	$19,242	$(19,242)	$—	$—	$26,731	$(19,242)	$—	$7,489
Goldman Sachs & Co.	1,554,770	(1,554,770)	—	—	14,802,785	(1,554,770)	(13,248,015)	—
JP Morgan & Chase Co.	1,588,474	(1,588,474)	—	—	15,668,866	(1,588,474)	(14,080,392)	—
RBC Capital Markets	1,514,051	(1,514,051)	—	—	14,490,744	(1,514,051)	(12,976,693)	—

	$4,676,537	$(4,676,537)	$—	$—	$44,989,126	$(4,676,537)	$(40,305,100)	$7,489

(a)	The actual collateral received or pledged may be more than amount shown.

Affiliated Cash Management Vehicles    The Fund may invest uninvested cash balances in DWS Government Money Market Series and DWS ESG Liquidity Fund, affiliated money market funds which are managed by DWS Investment Management Americas, Inc. (“DIMA”), also an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Government Money Market Series seeks to maintain a stable NAV and DWS ESG Liquidity Fund maintains a floating NAV. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. The Advisor will waive an amount of the unitary advisory fee payable to the Advisor by the Funds equal to such acquired fund’s fees and expenses on the Funds’ assets invested in the affiliated money market funds.

29

DBX ETF Trust

Notes to Financial Statements (Continued)

3. Investment Advisory and Other Agreements

The Advisor has overall responsibility for the general management and administration of the Fund, subject to the supervision of the Fund’s Board of Trustees. Under an investment advisory agreement between the Trust, on behalf of the Fund, and the Advisor (the “Investment Advisory Agreement”), the Advisor is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Fund to operate.

For its investment advisory services to the Fund, the Advisor is entitled to receive a unitary advisory fee from the Fund based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at an annual rate equal to 0.35%.

The Advisor for the Fund has contractually agreed to waive a portion of its unitary advisory fee in an amount equal to the acquired fund’s fees and expenses attributable to the Fund’s investments in affiliated cash management vehicles. For the period from June 1, 2021 through May 31, 2022, the Advisor waived $41,152 of expenses to the Fund.

Out of the unitary advisory fee, the Advisor pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, and expenses of the Independent Trustees. The Fund is responsible for the payment of interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses, if any, litigation expenses and extraordinary expenses.

The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as Administrator, Custodian, Accounting Agent, Lending Agent and Transfer Agent for the Fund.

ALPS Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund.

The Board of Trustees is currently comprised of three Independent Trustees. The Advisor paid retainer fees and attendance fees to each Independent Trustee; retainer fees to the Chairman of the Board of Trustees and Chairman of the Audit Committee; and attendance fees to each member of the Audit Committee (which is comprised of all of the Fund’s Independent Trustees).

4. Investment Portfolio Transactions

For the year ended May 31, 2022, the cost of investments purchased and proceeds from sale of investments (excluding in-kind transactions and short-term investments) were as follows:

Purchases	Sales
$727,351,506	$165,084,104

For the year ended May 31, 2022, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Purchases	Sales
$348,699,507	$58,233,128

5. Fund Share Transactions

As of May 31, 2022, there were unlimited Fund shares, no par value, authorized by the Trust. Fund shares are issued and redeemed by the Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the Statement of Changes in Net Assets. The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind contribution of a designated portfolio of securities constituting a portfolio sampling representation of the securities included in the Fund’s Underlying Index and an amount of cash, which under certain circumstances may include cash in lieu of portfolio securities. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

30

DBX ETF Trust

Notes to Financial Statements (Continued)

6. Other — COVID-19 Pandemic

A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to significant portions of the population remaining unvaccinated and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

31

DBX ETF Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Xtrackers MSCI EAFE Hedged Equity ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Xtrackers MSCI EAFE Hedged Equity ETF (the “Fund”), (one of the funds constituting DBX ETF Trust (the “Trust”)), including the schedule of investments, as of May 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting DBX ETF Trust) at May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of the internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

New York, New York

July 27, 2022

32

DBX ETF Trust

Liquidity Risk Management (Unaudited)

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DBX Advisors LLC (“Advisors”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). Advisors has designated a committee (the “Committee”) composed of personnel from multiple departments within an affiliate of Advisors that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.

In February 2022, as required by the Program and the Liquidity Rule, Advisors provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2020 through November 30, 2021 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, Advisors stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. Advisors also reported that there were no material changes made to the Program during the Reporting Period.

33

DBX ETF Trust

Board Considerations in Approval of Investment Advisory Contracts (Unaudited)

Xtrackers MSCI EAFE Hedged Equity ETF

Board Approval of Investment Advisory Agreement with DBX Advisors LLC

After discussions at the meeting of the Board of Trustees (“Board” or “Trustees”) held on February 16-17, 2022 (the “Meeting”), the Trustees, all of whom are the Independent Trustees (those not affiliated with DBX ETF Trust (the “Trust”) or its service providers), unanimously approved the continuance of the Investment Advisory Agreement with respect to Xtrackers MSCI EAFE Hedged Equity ETF (the “Fund”). The Independent Trustees were advised throughout the review and Meeting by K&L Gates LLP (“Independent Trustee Counsel”).

Before reaching their decision to approve the Investment Advisory Agreement for another annual period, the Independent Trustees evaluated the materials furnished to them in advance of the Meeting from DBX Advisors LLC (“DBX” or the “Adviser”) for purposes of reviewing the agreement’s terms, including statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”) regarding (a) fee and expense information for the Fund (including the fee and expense components and any amounts waived or reimbursed) as compared to a peer group of other exchange-traded funds (“ETFs”) selected pursuant to Broadridge’s proprietary methodology (each, a “Peer Group”) and (b) the Fund’s tracking error as compared to its underlying index over the previous five years (or since inception, if shorter). The Independent Trustees also took into consideration the discussions they had with management during the Meeting and among themselves during their Executive Sessions held on February 16 and February 17, 2022. The Independent Trustees also noted that they had received and should take into consideration a substantial amount of information furnished throughout the year at regular Board meetings, which information included, among other things, an analysis of the Fund’s investment performance, tracking error and related financial information, presentations given by DBX, as well as its periodic reports on brokerage commissions, portfolio execution and other services provided to the Fund.

In reaching its decision to continue in effect the Investment Advisory Agreement for another annual period, the Board considered all factors it believed relevant, including (1) the nature, extent and quality of the services provided to the Fund and its shareholders; (2) the financial resources of DBX and its resulting ability to perform its obligations under the Investment Advisory Agreement; (3) the competitiveness of the advisory fee; (4) the total cost of the services provided by and the profits realized by the Adviser from its relationship with the Fund; (5) the extent to which economies of scale have been realized, and if the Fund’s shareholders have benefitted from those economies; and (6) fall out benefits, if any, enjoyed by the Adviser.

The Board reached a determination, with the assistance of Independent Trustee Counsel and Vedder Price P.C. (“Trust Counsel”) and through the exercise of its business judgment, that approval of the Investment Advisory Agreement and the compensation to be received thereunder is in the best interests of the Fund and its shareholders as well as consistent with the Board’s duties under state and federal law. The Board reached this conclusion based on multiple factors.

The Board considered the following in determining whether to approve the Investment Advisory Agreement:

Nature, Extent and Quality of Services.    The Board reviewed in detail the nature, extent and quality of services provided and the risks incurred by the Adviser under the Investment Advisory Agreement. In doing so, the Board considered the information it had received from and the discussions it had with the Adviser continuously during the prior year, in addition to the information the Adviser had provided in response to the Board’s requests prior to the Meeting. The Board considered that these services include, among other things, furnishing a continuous investment program for the Fund, including arranging for, or implementing, the purchase and sale of portfolio securities, the provision of general corporate services such as portfolio management compliance services and the preparation and filing of certain reports on behalf of the Trust. The Board also considered, among other things, the professional experience, qualifications and performance of the senior management and key professional personnel of the Adviser, including portfolio management.

The Board considered that the Adviser provides, at its own expense, office facilities and equipment for use by the Fund and supervisory persons responsible for supervising and monitoring the Trust’s service providers. The Board also considered that the Adviser pays or arranges for the compensation of officers of the Trust who are also officers or employees of the Adviser or one of its DWS Group affiliates, except as may otherwise be

34

DBX ETF Trust

Board Considerations in Approval of Investment Advisory Contracts (Unaudited) (Continued)

determined by the Board. In addition, the Board considered that the Adviser arranges for the provision of transfer agency, custody, fund administration and accounting, and other non-distribution services necessary for the Fund’s operations. The Board also considered that in addition to managing the Fund’s portfolios directly, the Adviser provides oversight of day-to-day operations, including monitoring tracking error, providing services in connection with the creation and redemption of creation units and assistance in meeting legal, compliance and regulatory requirements applicable to the Fund.

The Board considered the information regarding the Fund’s tracking error compared to its underlying index that had been provided by the Adviser and by Broadridge. The Board took note of the detailed information provided by the Adviser throughout the year with respect to the Fund’s tracking error and the sources thereof. The Trustees noted that tracking error for the Fund during the year was in an expected range.

Based on its review, the Board concluded that the nature, extent, and quality of services provided by the Adviser under the Investment Advisory Agreement are reasonable and appropriate in relation to the fees paid to the Adviser, taking special consideration of the fact that the advisory fee is a unitary fee and, as a result, a portion of the unitary advisory fee will be used to compensate the Fund’s service providers. The Board considered the staffing of the Adviser, including the training, qualifications and experience of investment personnel in managing the Fund. The Board also considered the expertise of the Adviser in supervising third party service providers to the Fund, such as the administrator and the custodian, noting the Adviser’s extensive work with these service providers (including onsite due diligence sessions) to conduct such supervision. The Board further considered the compliance program of the Adviser, which supports the Fund’s compliance program.

Adviser’s Financial Resources.    In connection with the assessment of the ability of the Adviser to perform its duties under the Investment Advisory Agreement, the Board considered the Adviser’s financial condition and whether it has the resources necessary to carry out its functions. The Board concluded that the Adviser has the financial resources necessary to perform its obligations under the Investment Advisory Agreement.

Reasonableness of Advisory Fee.    The Board compared the Fund’s advisory fee and total expenses to those of the other ETFs in its Peer Group. The Board noted that due to the special characteristics of certain Funds, there were limitations faced by Broadridge in providing comparable funds in the Peer Groups and the information in the Broadridge reports accordingly may or may not provide meaningful direct comparisons to the Fund. The Board noted that the Peer Groups for currency-hedged Funds included ETFs that were not currency hedged. The Board also noted that the advisory fees and total expenses (after waivers/reimbursements) for the Fund were above the average and/or median of the ETFs in the Fund’s respective Peer Group compiled by Broadridge. The Board considered, however, that the Fund had advisory fees and total expenses that were competitive with other currency-hedged ETFs in its respective Peer Group. The Board accordingly noted that the Fund’s fee is competitive with the fees of applicable peer ETFs.

The Board considered that the fee for the Funds is a unitary fee pursuant to which the Adviser pays all of the Fund’s costs (subject to certain specified exceptions). The Board considered that the Fund’s fee had been priced to scale when it was established. The Board also considered that the Fund’s portfolio is managed on a day-to-day basis by the Adviser and that the Adviser also provides oversight of day-to-day operations, including monitoring tracking error, providing services in connection with creation and redemption units and assistance in meeting legal and regulatory requirements applicable to the Fund. Based on its review, the Board concluded that the advisory fee for the Fund is reasonable in light of the services provided.

Costs of Services and Profitability.    The Board considered the expenses of the Adviser in developing and rendering services provided to the Fund and the information provided by the Adviser to the Board regarding the Fund’s profitability. The Board considered that the Adviser had provided extensive information about the Adviser’s profitability and the Adviser’s methodology in determining profitability. While the Adviser had provided information about the Adviser’s expenses relating to marketing the Fund, the Board considered the Adviser’s profitability without accounting for such expenses. The Board determined that, although only some of the Funds were profitable as of this time, the Adviser’s profitability with respect to each profitable Fund was not excessive. The Board considered whether the Adviser would benefit in other ways from its relationships with the Fund and concluded that there were no material fall-out benefits likely to accrue to the Adviser related to the operation of the Fund.

35

DBX ETF Trust

Board Considerations in Approval of Investment Advisory Contracts (Unaudited) (Continued)

Economies of Scale.    The Board considered that certain Funds had attracted a substantial amount of assets, but determined that those Funds were not experiencing economies of scale beyond what was reflected in the Fund’s unitary fee, which the Board noted was very competitive. The Board considered that the other Funds were not experiencing economies of scale at this time and determined to revisit this matter after the Fund had attracted more assets.

Given all the information available to it and considering all material factors, the Board concluded that the Investment Advisory Agreement was fair and reasonable and it was unanimously approved.

36

DBX ETF Trust

Board Members and Officers (Unaudited)

Identification and Background

The Board has responsibility for the overall management and operations of the funds, including general supervision of the duties performed by the Advisor and other service providers. Each Board Member serves until his or her successor is duly elected or appointed and qualified. Each officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

The Trust currently has three Board Members. The three Independent Board Members have no affiliation or business connection with the Advisor or any of its affiliated persons and do not own any stock or other securities issued by the Advisor.

The Independent Board Members of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the fund complex (defined below) overseen by each Independent Board Member, and other directorships, if any, held by the Board Members are shown below. The fund complex includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor. As of the date of this shareholder report, the fund complex consists of the funds in the Trust, as well as the registered funds advised by affiliates of the Advisor.

Shareholder Communications to the Board.    Shareholders may send communications to the Trust’s Board by addressing the communications directly to the Board (or individual Board Members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board Members). The shareholder may send the communication to either the Trust’s office or directly to such Board members c/o 875 Third Avenue, New York, NY 10022. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Independent Board Members
Name, Year of Birth, Position with the Trust and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Board Member
Stephen R. Byers (1953) Chairperson since 2016, and Board Member since 2011 (formerly, Lead Independent Board Member, 2015-2016)	Independent Director (2011-present); Independent Consultant (2014-present); Director of Investment Management, the Dreyfus Corporation (2000-2006) and Vice Chairman and Chief Investment Officer, the Dreyfus Corporation (2002-2006).	34	The Arbitrage Funds, Sierra Income Corporation, Mutual Fund Directors Forum
George O. Elston (1964) Board Member since 2011, Chairperson of the Audit Committee since 2015	Chief Financial Officer, EyePoint Pharmaceuticals, Inc. (2019-present); Chief Financial Officer, Enzyvant (2018-2019); Chief Executive Officer, 2X Oncology, Inc. (2017-2018); Senior Vice President and Chief Financial Officer, Juniper Pharmaceuticals, Inc. (2014-2016); Senior Vice President and Chief Financial Officer, KBI BioPharma Inc. (2013-2014); Managing Partner, Chatham Street Partners (2010-2013).	34	—
J. David Officer (1948) Board Member since 2011, Chairperson of the Nominating Committee since 2015	Independent Director (2010-present); Vice Chairman, the Dreyfus Corporation (2006-2009); President, The Dreyfus Family of Funds, Inc. (2006-2009).	34	(Chairman of) Ilex Management Ltd; Old Westbury Funds

37

DBX ETF Trust

Board Members and Officers (Unaudited) (Continued)

Officers(2)
Name, Year of Birth, Position with the Trust and Length of Time Served(3)	Business Experience and Directorships During the Past 5 Years
Freddi Klassen(4) (1975) President and Chief Executive Officer, 2016-present	Programmes (Head since 2021), of DWS Investment Management Americas, Inc. and Manager and Chief Operating Officer of the Advisor (2016-present). Formerly: Chief Operating Officer in the Americas for the Traditional Asset Classes Department (2014-2020); Manager and Chief Operating Officer of DWS Investment Management Americas, Inc. (2018-2020); Global Chief Operating Officer for Equities Technology in the Investment Bank Division at Deutsche Bank AG (2013-2014); Chief Operating Officer for Exchange Traded Funds and Systematic Funds in Europe (2008-2013).
Diane Kenneally(5) (1966) Treasurer, Chief Financial Officer and Controller, 2019-present	Fund Administration Treasurer’s Office (Co-Head since 2018), of DWS Investment Management Americas, Inc.; Chief Financial Officer and Treasurer for DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2018-present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018-present); formerly: Assistant Treasurer for the DWS funds (2007-2018).
Frank Gecsedi(4) (1967) Chief Compliance Officer, 2010-present	AFC Compliance US (Senior Team Lead), of DWS Investment Management Americas, Inc.; Compliance Department (2016-present), Vice President in the Deutsche Asset Management Compliance Department at Deutsche Bank AG (2013-2016) and Chief Compliance Officer of the Advisor (2010-present); Chief Compliance Officer of DWS Distributors, Inc. (2019-2022); Vice President in Deutsche Bank’s Global Markets Legal, Risk and Capital Division (2010-2012).
Bryan Richards(4) (1978) Vice President, 2016-present	Portfolio Engineering, Systematic Investments Solutions (Head), of DWS Investment Management Americas, Inc. (2018-present); Portfolio Manager in the Passive Asset Management Department at DWS (2011-present); Primary Portfolio Manager for the PowerShares DB Commodity ETFs (2011-2015).
John Millette(5) (1962) Secretary, 2020-present	Legal (Associate General Counsel), DWS US Retail Legal (2003-present), of DWS Investment Management Americas, Inc.; Vice President and Secretary of DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (1999-present); Chief Legal Officer, DWS Investment Management Americas, Inc. (2015-present); Director and Vice President of DWS Trust Company (2016-present); Vice President, DBX Advisors LLC (2021-present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2011-present); formerly: Secretary of Deutsche Investment Management Americas Inc. (2015-2017); and Assistant Secretary of DBX ETF Trust (2019-2020).

38

DBX ETF Trust

Board Members and Officers (Unaudited) (Continued)

Name, Year of Birth, Position with the Trust and Length of Time Served(3)	Business Experience and Directorships During the Past 5 Years
Caroline Pearson(5) (1962) Assistant Secretary, 2020-present	Legal (Senior Team Lead), DWS US Retail Legal, of DWS Investment Management Americas, Inc.; Chief Legal Officer of DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2010-present); Chief Legal Officer, DBX Advisors LLC (2020-present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012-present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002-2017); and Secretary, Deutsche AM Service Company (2010-2017); and Chief Legal Officer, DBX Strategic Advisors LLC (2020-2021).
Paul Antosca(5) (1957) Assistant Treasurer, 2019-present	Fund Administration Tax (Head), of DWS Investment Management Americas, Inc.; Assistant Treasurer for DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2007-present).
Jeffrey Berry(5) (1959) Assistant Treasurer, 2019-present	Fund Administration (Senior Specialist), of DWS Investment Management Americas, Inc.
Sheila Cadogan(5) (1966) Assistant Treasurer, 2019-present	Fund Administration Treasurer’s Office (Co-Head since 2018), of DWS Investment Management Americas, Inc.; Assistant Treasurer for DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2017-present); Director and Vice President, DWS Trust Company (2018-present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018-present).
Christina A. Morse(6) (1964) Assistant Secretary, 2017-present	Vice President at BNY Mellon Asset Servicing (2014-present); Vice President and Counsel at Lord Abbett & Co. LLC (2013-2014).
Christian Rijs(4) (1980) Anti-Money Laundering Compliance Officer, since October 21, 2021

Senior Team Lead Anti-Financial Crime and Compliance, DWS Investment Management Americas, Inc.; AML Officer, DWS Trust Company (since November 2, 2021); AML Officer, DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (since October 6, 2021); AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since November 12, 2021); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO.

(1)	The length of time served is represented by the year in which the Board Member joined the Board.
(2)

As a result of their respective positions held with the Advisor and its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(3)	The length of time served is represented by the year in which the officer was first elected to the Trust in such capacity.
(4)	Address: 875 Third Avenue, New York, New York 10022.
(5)	Address: 100 Summer Street, Boston, MA 02110.
(6)	Address: BNY Mellon Asset Servicing, 240 Greenwich Street, New York, NY 10286.

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the Funds’ Board Members. The SAI is available by calling 855-329-3837, or on the Company’s website at www.Xtrackers.com.

39

DBX ETF Trust

Additional Information (Unaudited)

Proxy Voting Policies and Procedures

The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — www.Xtrackers.com (click on “Resources” and “Proxy Voting” at the top of the page) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (855) 329-3837.

Portfolio Holdings Information

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and are available by calling the Trust at 855-329-3837.

Information about the Fund’s portfolio holdings is available daily at www.Xtrackers.com.

Discount & Premium Information

Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.Xtrackers.com.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for its fiscal year ended May 31, 2022.

Qualified Dividend Income*
70%

* The above percentage is based on ordinary income dividends paid to shareholders during each Fund’s fiscal year.

The Fund intends to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

Gross Foreign Income	Foreign Taxes Paid
$149,426,737	$8,233,901

40

DBX ETF Trust

This report is intended for the shareholders of DBX ETF Trust.

This report must be preceded or accompanied by a prospectus.

Investing involves risk, including the possible loss of principal. Stocks may decline in value. Foreign investing involves greater and different risks than investing in U.S. companies, including currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. The Fund’s use of forward currency contracts may not be successful in hedging currency exchange rates changes and could eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. Funds investing in a single industry, country or in a limited geographic region generally are more volatile than more diversified funds. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Performance of the Fund may diverge from that of the Underlying Index due to operating expenses, transaction costs, cash flows, use of sampling strategies or operational inefficiencies. An investment in the Fund should be considered only as a supplement to a complete investment program for those investors willing to accept the risks associated with the Fund. Please read the prospectus for more information.

War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Funds and its investments.

Shares of the Funds are bought and sold at market price (not NAV) throughout the day on the NYSE Arca, Inc. Transactions in Fund shares may result in brokerage commissions and may generate tax consequences. There can be no assurance that an active trading market for shares of a Fund will develop or be maintained.

DBX ETF Trust Funds are distributed by ALPS Distributors, Inc. (“ALPS”). The Funds are managed by DBX Advisors LLC which is not affiliated with ALPS.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

The Funds or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by MSCI, and MSCI bears no liability with respect to any such Funds or securities or any index on which such Funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with DBX Advisors LLC and any related funds.

Copyright © 2022 DWS Group. All rights reserved. XtrackersTM is a trademark of DWS Investment GmbH. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

Not FDIC Insured  |  No Bank Guarantee  |  May Lose Value

DBX ETF Trust

Investment advisor DBX Advisors LLC 875 Third Avenue New York, NY 10022	Administrator, custodian, fund accounting agent, lending agent & transfer agent The Bank of New York Mellon 240 Greenwich Street New York, NY 10286	Distributor ALPS Distributors, Inc. 1290 Broadway Suite 1000 Denver, CO 80203

Independent registered public accounting firm Ernst & Young LLP One Manhattan West New York, NY, 10001	Legal counsel Vedder Price P.C. 1633 Broadway New York, NY 10019

R-38753-8 (7/22) DBX005232 (7/23)

May 31, 2022

Annual Report

DBX ETF Trust

Xtrackers Bloomberg US Investment Grade Corporate ESG ETF (ESCR)

Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF (ESEB)

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (ESHY)

Xtrackers Municipal Infrastructure Revenue Bond ETF (RVNU)

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF (HDAW)

Xtrackers MSCI EAFE High Dividend Yield Equity ETF (HDEF)

DBX ETF Trust

To our Shareholders: (Unaudited)

Dear shareholder,

We are pleased to provide this annual report for our six ETFs tracking the fixed income and equity dividend markets for the period ended May 31, 2022.

Globally, economic recovery had been underway, recouping from the impact of the COVID-19 pandemic, aided by accelerated vaccinations and high levels of post-infection immunity. However, developments around fast-spreading new variants, like Omicron in Q1 2022, resulted in strict lockdowns and the subsequent resurgence in cases raised concerns over the growth outlook and supply chain constraints. Geopolitical tensions stemming from the war in Ukraine amplified uncertainties and added to the woes of economies globally. Central banks pivoted to higher interest rates in the face of high inflation only to be challenged by slowing growth.

U.S. bond returns were volatile during the reporting period, driven by various economic events throughout the year, coupled with uncertainties around new variants like Omicron. Yields fell initially on moderating economic recovery followed by elevated inflation and hawkish central bank policy shifts buffeting the markets in Q4 2021. The emergence of the Omicron variant, along with the Ukraine war in early 2022, also made markets volatile, influencing a shift to safe haven assets. The U.S. 1-year Treasury yield rose over the reporting period, largely attributed to the first four months of 2022, driven by a significant rate hike in March 2022 and followed by a slight correction in May 2022.

With the Omicron wave easing, Eurozone’s economy continued to recover. Elevated inflation, slower economic growth, and a strong labor market highlighted Eurozone’s economic backdrop, alongside the war unfolding in Ukraine. Latest GDP1 data revealed the Euro Area economy had matched growth in Q4 2021. Developments around the Omicron variant and associated restrictions, as well as the impact of the war in Ukraine on commodity prices and supply chains, were the predominant factors weighing on growth. Eurozone’s inflation treaded higher over the period amid rising geopolitical risks and gas supply concerns, but stabilized in April 2022. Although the labor market remained a bright spot, consumer confidence dropped significantly over the period amid prevalent uncertainties. The accommodative European Central Bank (ECB) pivoted to a more hawkish tone lately. President Lagarde remarked the ECB could end the bond-buying program in July and steer away from negative interest rates by the end of the third quarter, chalking out plans to incorporate further hikes. The UK 10-year yield almost tripled over the reporting period, mostly attributed to an all-time high inflation in the UK and the Bank of England’s raising interest rates in Q1 2022. In the Eurozone, both Germany and Italy have witnessed rising 10-year yields in 2022 as Europe has seen surging inflation and speculation around monetary tightening.

Developments around the pandemic, central banks’ pivoting towards higher interest rates, sticky inflation alongside risks of recession, and geopolitics-fueled uncertainties are major themes for investors to digest. Although labor markets have recovered, and the number of Omicron variant infections receded, consumer confidence has remained weak owing to a less favorable long-term economic outlook. The economic impairment from the war in Ukraine is expected to contribute to a significant slowdown in global growth in 2022. However, a fragmented recovery is anticipated, as policy responses based on the region’s needs would influence growth. Investors remain wary of further actions from central banks as they balance the task of taming inflation and supporting slowing growth.

Sincerely,

/s/ Freddi Klassen

Freddi Klassen

President and Chief Executive Officer

1 The gross domestic product (GDP) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period.

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

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2

DBX ETF Trust

Management’s Discussion of Fund Performance (Unaudited)

Xtrackers Bloomberg US Investment Grade Corporate ESG ETF

Xtrackers Bloomberg US Investment Grade Corporate ESG ETF (ESCR), seeks to track the performance, before fees and expenses, of the Bloomberg MSCI US Corporate Sustainability SRI Sector/Credit/Maturity Neutral Index (the ESCR Index). The ESCR index measures the investment grade, fixed-rate, taxable corporate bond market, including USD denominated securities publicly issued by US and non-US industrial, utility and financial issuers, while implementing ESG considerations. On August 24, 2021, Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF was renamed to Xtrackers Bloomberg US Investment Grade Corporate ESG ETF. Also on August 24, 2021, the Fund’s Underlying Index, Bloomberg Barclays MSCI US Corporate Sustainability SRI Sector/Credit/Maturity Neutral Index, was renamed to Bloomberg MSCI US Corporate Sustainability SRI Sector/Credit/Maturity Neutral Index. The name changes have no impact on the Fund’s investment objective, policies, or investment strategy. For the 12-month period ended May 31, 2022, ESCR returned -10.36%, compared to the ESCR Index return of -10.30%.

All sectors contributed negatively to performance during the period with the Financial Institutions, Consumer Non-Cyclical and Technology sectors detracting the most from performance.

Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF

Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF (ESEB), seeks to track the performance, before fees and expenses, of the J.P. Morgan ESG EMBI Global Diversified Sovereign Index (the ESEB Index). The index is an unmanaged, market-capitalization weighted, total-return index tracking the traded market for U.S.-dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities, while implementing ESG considerations. For the 12-month period ended May 31, 2022, ESEB returned -16.16%, compared to the ESEB Index return of -16.30%.

From a geographical perspective, Oman, Belize and Zambia were the major positive contributors while Ghana, Ukraine and Russia contributed negatively to performance.

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (ESHY), seeks to track the performance, before fees and expenses, of the J.P. Morgan ESG DM Corporate High Yield USD Index (the ESHY Index). The ESHY Index provides exposure to a USD denominated high yield corporate bond index of developed market issuers while implementing ESG considerations. For the 12-month period ended May 31, 2022, ESHY returned -4.90%, compared to the ESHY Index return of -4.62%.

The majority of the sectors contributed negatively to performance during the period with the greatest negative contribution coming from Communications, Consumer Cyclical and Consumer Non-Cyclical. The Energy sector was the only positive contributor to performance.

Xtrackers Municipal Infrastructure Revenue Bond ETF

The Xtrackers Municipal Infrastructure Revenue Bond ETF (RVNU) seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive Municipal Infrastructure Revenue Bond Index (the RVNU Index). The RVNU Index is designed to track returns of the segment of the U.S. long-term tax-exempt bond market that consists of infrastructure revenue bonds. For the 12-month period ended May 31, 2022, RVNU returned -9.87%, compared to the RVNU Index return of -9.46%.

The majority of the sectors contributed negatively to performance during the period with the greatest negative contribution coming from Transport, Utility and Tax-Backed while General Obligation sector was the only positive contributor to performance.

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF

The Xtrackers MSCI All World ex US High Dividend Yield Equity ETF (HDAW) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI ACWI ex USA High Dividend Yield Index (the HDAW Index). The HDAW Index is designed to give investors exposure to equity securities across developed and emerging market countries (excluding the United States), with higher dividend income and quality characteristics than average dividend yields of equities in its parent index (excluding REITs), where such higher

3

DBX ETF Trust

Management’s Discussion of Fund Performance (Unaudited) (Continued)

dividend income and quality characteristics are both sustainable and persistent. For the 12-month period ended May 31, 2022, HDAW returned -3.61%, compared to the HDAW Index return of -3.47%.

The majority of the sectors contributed negatively to performance during the period with the greatest negative contribution coming from Energy, Materials and Consumer Discretionary while Health Care sector was the only positive contributor to performance. From a geographical perspective, United Kingdom, Indonesia and Switzerland were the major positive contributors while Russia, Hong Kong and Germany contributed negatively to performance.

Xtrackers MSCI EAFE High Dividend Yield Equity ETF

The Xtrackers MSCI EAFE High Dividend Yield Equity ETF (HDEF) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EAFE High Dividend Yield Index (the HDEF Index). The HDEF Index is designed to give investors exposure to equity securities in developed international stock markets, with higher dividend income and quality characteristics than average dividend yields of equities in its parent index (excluding REITs), where such higher dividend income and quality characteristics are both sustainable and persistent. For the 12-month period ended May 31, 2022, HDEF returned -2.15%, compared to the HDEF Index return of -2.17%.

Health Care and Energy were the major positive contributors while Utilities, Consumer Discretionary and Financials sector detracted most from the performance. From a geographical perspective, United Kingdom, Switzerland and Singapore were the major positive contributors while Germany, Italy and Japan contributed negatively to performance.

*************************

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance data visit www.Xtrackers.com. Returns assume that dividends and capital gains distributions have been reinvested. See pages 6-17 of this report for additional performance information, including performance data based on market value. The views expressed in this report reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Current and future portfolio holdings are subject to risk.

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5

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers Bloomberg US Investment Grade Corporate ESG ETF (ESCR)

The Xtrackers Bloomberg US Investment Grade Corporate ESG ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Bloomberg MSCI US Corporate Sustainability SRI Sector/Credit/Maturity Neutral Index (the “Underlying Index”). The Underlying Index is designed to apply environmental, social and governance (“ESG”) considerations to a broader parent index. The Underlying Index generally aims to keep the broad characteristics of its parent index, the Bloomberg US Corporate Index (an investment grade corporate bond universe), resulting in a broad investment grade fixed income market exposure with ESG aspects. On August 24, 2021 the Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF name changed to Xtrackers Bloomberg US Investment Grade Corporate ESG ETF. At that time, the Underlying Index was renamed from the Bloomberg Barclays MSCI US Corporate Sustainability SRI Sector/Credit/Maturity Neutral Index. The name changes had no impact on the Fund’s investment objective, policies, or investment strategy. It is not possible to invest directly into an index.

Performance as of May 31, 2022

Average Annual Total Return

	Net Asset Value	Market Value	Bloomberg MSCI US Corporate Sustainability SRI Sector/Credit/ Maturity Neutral Index[2]	Bloomberg US Aggregate Bond Index
One Year	-10.36%	-10.19%	-10.30%	-8.22%
Five Year	-1.17%	-1.37%	-2.01%	1.18%
Since Inception[1]	-0.31%	-0.31%	-0.90%	1.47%

Cumulative Total Returns

	Net Asset Value	Market Value	Bloomberg MSCI US Corporate Sustainability SRI Sector/Credit/ Maturity Neutral Index[2]	Bloomberg US Aggregate Bond Index
One Year	-10.36%	-10.19%	-10.30%	-8.22%
Five Year	-5.71%	-6.68%	-9.67%	6.02%
Since Inception[1]	-2.25%	-2.25%	-6.33%	11.15%

1 Total returns are calculated based on the commencement of operations, March 3, 2015 (“Inception”).

2 On May 12, 2020, the Fund changed its Underlying Index from Solactive Investment Grade Bond — Interest Rate Hedged Index to the Bloomberg Barclays MSCI US Corporate Sustainability SRI Sector/Credit/Maturity Neutral Index. Returns reflect performance for the Solactive Investment Grade Bond — Interest Rate Hedged Index through May 11, 2020.

Prior to May 12, 2020, the Fund was known as Xtrackers Investment Grade Bond — Interest Rate Hedged ETF and had a different investment strategy. Past performance may have been different if the Fund’s current investment strategy had been in effect.

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2021, was 0.15%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

6

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF (ESCR) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, March 3, 2015.

Sector Diversification* as of May 31, 2022

Financial	33.7%
Consumer, Non-cyclical	17.0%
Technology	11.0%
Communications	8.9%
Utilities	8.3%
Industrial	7.4%
Consumer, Cyclical	7.2%
Energy	4.4%
Basic Materials	2.1%

Total	100.0%

Modified duration to worst as of May 31, 2022: 7.8 years

Modified duration to worst is the measure of sensitivity of the price of a bond to a change in interest rates, assuming worst case scenario.

Quality* as of May 31, 2022

Description	% of Market Value
AAA	3.9%
AA	14.3%
A	43.7%
BBB	38.1%

Total	100.0%

The quality ratings represent the higher of Moody’s Investor Services, Inc. (“Moody’s”), S&P Global Ratings (S&P) or Fitch Ratings Inc. (Fitch) credit ratings. The ratings of Moody’s and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner and is measured on a scale that ranges from AAA (highest) to D (lowest). Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Country Diversification* as of May 31, 2022

United States	87.3%
Canada	3.8%
United Kingdom	3.3%
Other	5.6%

Total	100.0%

* As a percent of total investments excluding securities lending collateral and cash equivalents.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 19.

7

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF (ESEB)

The Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the J.P. Morgan ESG EMBI Global Diversified Sovereign Index (the “Underlying Index”). The Underlying Index is designed to apply environmental, social and governance (“ESG”) considerations to a broader parent index. The Underlying Index generally aims to keep the broad characteristics of its parent index, the J.P. Morgan EMBI Global Diversified Sovereign Index, resulting in a broad emerging markets sovereign debt market exposure with ESG aspects. It is not possible to invest directly into an index.

Performance as of May 31, 2022

Average Annual Total Return

	Net Asset Value	Market Value	J.P. Morgan ESG EMBI Global Diversified Sovereign Index[2]	J.P. Morgan EMBI Global Diversified Sovereign Index
One Year	-16.16%	-16.39%	-16.30%	-16.11%
Five Year	-2.04%	-2.06%	-3.33%	-0.23%
Since Inception[1]	0.13%	0.14%	-0.89%	1.91%

Cumulative Total Returns

	Net Asset Value	Market Value	J.P. Morgan ESG EMBI Global Diversified Sovereign Index[2]	J.P. Morgan EMBI Global Diversified Sovereign Index
One Year	-16.16%	-16.39%	-16.30%	-16.11%
Five Year	-9.75%	-9.89%	-15.58%	-1.15%
Since Inception[1]	0.98%	1.00%	-6.27%	14.67%

1 Total returns are calculated based on the commencement of operations, March 3, 2015 (“Inception”).

2 On May 12, 2020, the Fund changed its Underlying Index from Solactive Emerging Markets Bond — Interest Rate Hedged Index to the J.P. Morgan ESG EMBI Global Diversified Sovereign Index. Returns reflect performance for the Solactive Emerging Markets Bond — Interest Rate Hedged Index through May 11, 2020.

Prior to May 12, 2020, the Fund was known as Xtrackers Emerging Markets Bond — Interest Rate Hedged ETF and had a different investment strategy. Past performance may have been different if the Fund’s current investment strategy had been in effect.

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2021, was 0.35%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

8

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF (ESEB) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, March 3, 2015.

Quality* as of May 31, 2022

Description	% of Market Value
AA	8.3%
A	11.3%
BBB	33.2%
BB	21.6%
B	19.9%
CCC	3.3%
CC	1.6%
NR	0.8%

Total	100.0%

The quality ratings represent the higher of Moody’s Investor Services, Inc. (“Moody’s”), S&P Global Ratings (S&P) or Fitch Ratings Inc. (Fitch) credit ratings. The ratings of Moody’s and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner and is measured on a scale that ranges from AAA (highest) to D (lowest). Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Country Diversification* as of May 31, 2022

Saudi Arabia	5.6%
Panama	4.3%
Philippines	4.2%
Uruguay	4.1%
Qatar	4.1%
Brazil	3.7%
Dominican Republic	3.4%
Peru	3.3%
Indonesia	3.3%
Oman	3.1%
Mexico	3.1%
United Arab Emirates	3.1%
South Africa	3.0%
Turkey	2.8%
Chile	2.8%
Egypt	2.7%
Romania	2.7%
Colombia	2.3%
Ecuador	2.2%
Argentina	2.2%
Costa Rica	2.1%
Bahrain	2.0%
Other	29.9%

Total	100.0%

Modified duration to worst as of May 31, 2022: 7.4 years

Modified duration to worst is the measure of sensitivity of the price of a bond to a change in interest rates, assuming worst case scenario.

* As a percentage of total investments excluding securities lending collateral and cash equivalents.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 31.

9

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (ESHY)

The Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the J.P. Morgan ESG DM Corporate High Yield USD Index (the “Underlying Index”). The Underlying Index is designed to apply environmental, social and governance (“ESG”) considerations to a broader parent index. The Underlying Index generally aims to keep the broad characteristics of its parent index, the J.P. Morgan DM High Yield USD Index (a USD denominated high yield corporate bond index of developed market issuers), resulting in a broad high yield fixed income market exposure with ESG aspects. It is not possible to invest directly into an index.

Performance as of May 31, 2022

Average Annual Total Return

	Net Asset Value	Market Value	J.P. Morgan ESG DM Corporate High Yield USD Index[2]	Baseline JESG DM Corporate HY USD Index
One Year	-4.90%	-4.67%	-4.62%	-4.66%
Five Year	1.98%	1.95%	0.92%	3.59%
Since Inception[1]	2.17%	2.18%	1.67%	4.35%

Cumulative Total Returns

	Net Asset Value	Market Value	J.P. Morgan ESG DM Corporate High Yield USD Index[2]	Baseline JESG DM Corporate HY USD Index
One Year	-4.90%	-4.67%	-4.62%	-4.66%
Five Year	10.29%	10.16%	4.71%	19.27%
Since Inception[1]	16.86%	16.91%	12.76%	36.19%

1 Total returns are calculated based on the commencement of operations, March 3, 2015 (“Inception”).

2 On May 12, 2020, the Fund changed its Underlying Index from Solactive High Yield Corporate Bond — Interest Rate Hedged Index to the J.P. Morgan ESG DM Corporate High Yield USD Index. Returns reflect performance for theSolactive High Yield Corporate Bond — Interest Rate Hedged Index through May 11, 2020.

Prior to May 12, 2020, the Fund was known as Xtrackers High Yield Corporate Bond — Interest Rate Hedged ETF and had a different investment strategy. Past performance may have been different if the Fund’s current investment strategy had been in effect.

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2021, was 0.20%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

10

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (ESHY) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, March 3, 2015.

Sector Diversification* as of May 31, 2022

Consumer, Cyclical	19.9%
Communications	17.9%
Consumer, Non-cyclical	15.0%
Energy	13.9%
Industrial	10.9%
Financial	10.8%
Basic Materials	5.7%
Technology	4.6%
Utilities	1.2%
Diversified	0.1%

Total	100.0%

Modified duration to worst as of May 31, 2022: 4.4 years

Modified duration to worst is the measure of sensitivity of the price of a bond to a change in interest rates, assuming worst case scenario.

Quality* as of May 31, 2022

Description	% of Market Value
A	0.0%
BBB	8.4%
BB	56.2%
B	25.4%
CCC	9.9%
CC	0.1%

Total	100.0%

The quality ratings represent the higher of Moody’s Investor Services, Inc. (“Moody’s”), S&P Global Ratings (S&P) or Fitch Ratings Inc. (Fitch) credit ratings. The ratings of Moody’s and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner and is measured on a scale that ranges from AAA (highest) to D (lowest). Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Country Diversification* as of May 31, 2022

United States	85.9%
Canada	3.8%
Other	10.3%

Total	100.0%

* As a percentage of total investments excluding securities lending collateral and cash equivalents.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 36.

11

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers Municipal Infrastructure Revenue Bond ETF (RVNU)

The Xtrackers Municipal Infrastructure Revenue Bond ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive Municipal Infrastructure Revenue Bond Index (the “Underlying Index”). The Underlying Index is designed to track the performance of the U.S. long-term tax exempt bond market, consisting of infrastructure revenue bonds. It is not possible to invest directly into an index.

Performance as of May 31, 2022

Average Annual Total Return

	Net Asset Value	Market Value	Solactive Municipal Infrastructure Revenue Bond Index	S&P Municipal Bond Revenue Index
One Year	-9.87%	-10.58%	-9.46%	-6.67%
Five Year	1.93%	1.87%	2.38%	2.07%
Since Inception[1]	3.15%	3.08%	3.48%	2.92%

Cumulative Total Returns

	Net Asset Value	Market Value	Solactive Municipal Infrastructure Revenue Bond Index	S&P Municipal Bond Revenue Index
One Year	-9.87%	-10.58%	-9.46%	-6.67%
Five Year	10.04%	9.73%	12.47%	10.79%
Since Inception[1]	32.22%	31.42%	36.00%	29.56%

1 Total returns are calculated based on the commencement of operations, June 4, 2013 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2021, was 0.15%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

12

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers Municipal Infrastructure Revenue Bond ETF (RVNU) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, June 4, 2013.

Sector Diversification* as of May 31, 2022

Airport	31.8%
Transportation	31.4%
Water	14.3%
General	8.7%
Power	8.6%
Utilities	3.1%
Development	2.1%

Total	100.0%

Modified duration to worst as of May 31, 2022: 8.0 years

Modified duration to worst is the measure of sensitivity of the price of a bond to a change in interest rates, assuming worst case scenario.

Quality* as of May 31, 2022

Description	% of Market Value
AAA	5.0%
AA	50.4%
A	41.4%
BBB	3.2%

Total	100.0%

The quality ratings represent the higher of Moody’s Investor Services, Inc. (“Moody’s”), S&P Global Ratings (S&P) or Fitch Ratings Inc. (Fitch) credit ratings. The ratings of Moody’s and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner and is measured on a scale that ranges from AAA (highest) to D (lowest). Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

* As a percent of total investments.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 53.

13

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF (HDAW)

The Xtrackers MSCI All World ex US High Dividend Yield Equity ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI ACWI ex USA High Dividend Yield Index (the “Underlying Index”). The Underlying Index is designed to reflect the performance of equities (excluding real estate investment trusts (“REITs”)) in developed and emerging stock markets (excluding the United States) in its parent index, the MSCI ACWI ex US Index, with higher dividend income and quality characteristics than average dividend yields of equities in the parent index, where such higher dividend income and quality characteristics are both sustainable and persistent. It is not possible to invest directly into an index.

Performance as of May 31, 2022

Average Annual Total Return

	Net Asset Value	Market Value	MSCI ACWI ex USA High Dividend Yield Index	MSCI ACWI ex US Index
One Year	-3.61%	-4.11%	-3.47%	-12.31%
Five Year	3.05%	3.00%	3.08%	4.42%
Since Inception[1]	3.71%	3.65%	3.87%	4.59%

Cumulative Total Returns

	Net Asset Value	Market Value	MSCI ACWI ex USA High Dividend Yield Index	MSCI ACWI ex US Index
One Year	-3.61%	-4.11%	-3.47%	-12.31%
Five Year	16.18%	15.92%	16.36%	24.16%
Since Inception[1]	28.14%	27.63%	29.47%	35.70%

1 Total returns are calculated based on the commencement of operations, August 12, 2015 (“Inception”).

Prior to February 13, 2018, the Fund was known as Xtrackers MSCI All World ex US High Dividend Yield Hedged Equity ETF and had a different investment strategy. Past performance may have been different if the Fund’s current investment strategy had been in effect.

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2021, was 0.20%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

14

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF (HDAW) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, August 12, 2015.

Sector Diversification* as of May 31, 2022

Financials	22.4%
Materials	18.9%
Consumer Staples	11.5%
Health Care	11.2%
Industrials	8.6%
Utilities	7.6%
Consumer Discretionary	5.7%
Information Technology	4.6%
Communication Services	4.0%
Real Estate	2.8%
Energy	2.7%

Total	100.0%

Ten Largest Equity Holdings as of May 31, 2022 (27.8% of Net Assets)

Description	% of Net Assets
Novartis AG (Switzerland)	4.9%
BHP Group Ltd. (Australia)	4.0%
Unilever PLC (United Kingdom)	3.1%
Sanofi (France)	3.0%
GSK PLC (United Kingdom)	2.7%
British American Tobacco PLC (United Kingdom)	2.4%
Allianz SE (Germany)	2.1%
Rio Tinto PLC (United Kingdom)	2.0%
Vale SA (Brazil)	1.8%
China Construction Bank Corp. (China)	1.8%

Country Diversification* as of May 31, 2022

United Kingdom	16.5%
Japan	9.7%
Switzerland	9.5%
Australia	7.7%
Taiwan	6.6%
China	6.0%
France	5.4%
Germany	4.8%
Hong Kong	3.6%
Canada	3.6%
Brazil	3.2%
Spain	2.8%
Italy	2.6%
Netherlands	2.1%
Other	15.9%

Total	100.0%

* As a percent of total investments excluding exchange-traded funds, securities lending collateral and cash equilvants.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 61.

15

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI EAFE High Dividend Yield Equity ETF (HDEF)

The Xtrackers MSCI EAFE High Dividend Yield Equity ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EAFE High Dividend Yield Index (the “Underlying Index”). The Underlying Index is designed to reflect the performance of equities (excluding real estate investment trusts (“REITs”)) in its parent index, the MSCI EAFE Index, with higher dividend income and quality characteristics than average dividend yields of equities in the parent index, where such higher dividend income and quality characteristics are both sustainable and persistent. It is not possible to invest directly into an index.

Performance as of May 31, 2022

Average Annual Total Return

	Net Asset Value	Market Value	MSCI EAFE High Dividend Yield Index	MSCI EAFE Index
One Year	-2.15%	-2.11%	-2.17%	-10.66%
Five Year	2.88%	2.83%	2.89%	4.17%
Since Inception[1]	3.95%	3.96%	4.07%	4.05%

Cumulative Total Returns

	Net Asset Value	Market Value	MSCI EAFE High Dividend Yield Index	MSCI EAFE Index
One Year	-2.15%	-2.11%	-2.17%	-10.66%
Five Year	15.28%	14.97%	15.32%	22.69%
Since Inception[1]	30.13%	30.23%	31.20%	31.01%

1 Total returns are calculated based on the commencement of operations, August 12, 2015 (“Inception”).

Prior to February 13, 2018, the Fund was known as Xtrackers MSCI EAFE High Dividend Yield Hedged Equity ETF and had a different investment strategy. Past performance may have been different if the Fund’s current investment strategy had been in effect.

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2021, was 0.20%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

16

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI EAFE High Dividend Yield Equity ETF (HDEF) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, August 12, 2015.

Sector Diversification* as of May 31, 2022

Materials	19.7%
Financials	18.2%
Consumer Staples	16.0%
Health Care	14.2%
Utilities	9.8%
Industrials	8.6%
Consumer Discretionary	6.8%
Communication Services	2.9%
Real Estate	2.3%
Energy	1.3%
Information Technology	0.2%

Total	100.0%

Ten Largest Equity Holdings as of May 31, 2022 (38.8% of Net Assets)

Description	% of Net Assets
Novartis AG (Switzerland)	4.9%
Unilever PLC (United Kingdom)	4.8%
Sanofi (France)	4.7%
BHP Group Ltd. (Australia)	4.5%
GSK PLC (United Kingdom)	4.3%
British American Tobacco PLC (United Kingdom)	3.7%
Allianz SE (Germany)	3.3%
Rio Tinto PLC (United Kingdom)	3.2%
Zurich Insurance Group AG (Switzerland)	2.7%
Iberdrola SA (Spain)	2.7%

Country Diversification* as of May 31, 2022

United Kingdom	25.0%
Japan	13.7%
Switzerland	10.8%
Australia	10.3%
France	8.5%
Germany	7.5%
Italy	4.1%
Spain	3.5%
Hong Kong	3.5%
Netherlands	3.0%
Singapore	2.9%
Other	7.2%

Total	100.0%

* As a percent of total investments excluding securities lending collateral and cash equivalents.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 68.

17

DBX ETF Trust

Fees and Expenses (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares, and (2) ongoing costs, including unitary advisory fees and other Fund expenses. In the most recent six-month period the Funds, except for Xtrackers Municipal Infrastructure Revenue Bond ETF, limited these expenses; had they not done so, expenses would have been higher. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples in the tables are based on an investment of $1,000 invested at the beginning of the six month period and held for the entire period (December 1, 2021 to May 31, 2022).

Actual expenses

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses (which is not the Funds’ actual return). The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5%hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2021	Ending Account Value May 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Per $1,000(1)
Xtrackers Bloomberg US Investment Grade Corporate ESG ETF
Actual	$1,000.00	$879.90	0.15%	$0.70
Hypothetical (5% return before expenses)	$1,000.00	$1,024.18	0.15%	$0.76
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF
Actual	$1,000.00	$857.60	0.35%	$1.62
Hypothetical (5% return before expenses)	$1,000.00	$1,023.19	0.35%	$1.77
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF
Actual	$1,000.00	$943.60	0.20%	$0.97
Hypothetical (5% return before expenses)	$1,000.00	$1,023.93	0.20%	$1.01
Xtrackers Municipal Infrastructure Revenue Bond ETF
Actual	$1,000.00	$893.00	0.15%	$0.71
Hypothetical (5% return before expenses)	$1,000.00	$1,024.18	0.15%	$0.76
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF
Actual	$1,000.00	$1,042.30	0.20%	$1.02
Hypothetical (5% return before expenses)	$1,000.00	$1,023.93	0.20%	$1.01
Xtrackers MSCI EAFE High Dividend Yield Equity ETF
Actual	$1,000.00	$1,065.50	0.20%	$1.03
Hypothetical (5% return before expenses)	$1,000.00	$1,023.93	0.20%	$1.01

(1) Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

18

DBX ETF Trust

Schedule of Investments

Xtrackers Bloomberg US Investment Grade Corporate ESG ETF

May 31, 2022

	Principal Amount	Value
CORPORATE BONDS — 98.7%
Basic Materials — 2.1%
Chemicals — 1.5%
Air Products and Chemicals, Inc., 2.80%, 5/15/50	$4,000	$3,083
Dow Chemical Co.
7.375%, 11/1/29	10,000	11,928
2.10%, 11/15/30 (a)	10,000	8,592
3.60%, 11/15/50	5,000	4,164
DuPont de Nemours, Inc.
4.205%, 11/15/23	10,000	10,191
5.419%, 11/15/48	8,000	8,500
Ecolab, Inc., 2.70%, 12/15/51	5,000	3,767
Linde, Inc., 2.00%, 8/10/50	5,000	3,313
LYB International Finance III LLC, 2.25%, 10/1/30	10,000	8,580
LyondellBasell Industries NV, 4.625%, 2/26/55	8,000	7,357
Nutrien Ltd.
2.95%, 5/13/30	10,000	9,205
5.00%, 4/1/49	6,000	6,271
PPG Industries, Inc., 1.20%, 3/15/26	6,000	5,479
Sherwin-Williams Co., 4.50%, 6/1/47	13,000	12,509

(Cost $117,288)		102,939

Forest Products & Paper — 0.1%
International Paper Co., 4.80%, 6/15/44 (Cost $8,649)	8,000	7,872

Iron/Steel — 0.2%
Steel Dynamics, Inc.
2.80%, 12/15/24	2,000	1,968
3.25%, 1/15/31	12,000	10,938

(Cost $14,755)		12,906

Mining — 0.3%
Newmont Corp.
2.25%, 10/1/30	10,000	8,620
4.875%, 3/15/42	5,000	5,067
Rio Tinto Finance USA Ltd., 2.75%, 11/2/51	5,000	3,833

(Cost $19,813)		17,520

Communications — 8.8%
Advertising — 0.1%
Interpublic Group of Cos., Inc., 2.40%, 3/1/31 (Cost $5,107)	5,000	4,211

Internet — 2.4%
Alibaba Group Holding Ltd.
3.40%, 12/6/27	5,000	4,819
4.50%, 11/28/34	15,000	14,191
3.25%, 2/9/61	5,000	3,376

	Principal Amount	Value
Internet (Continued)
Alphabet, Inc.
1.998%, 8/15/26	$22,000	$21,207
2.05%, 8/15/50	5,000	3,557
2.25%, 8/15/60	5,000	3,475
Amazon.com, Inc.
5.20%, 12/3/25	13,000	13,870
1.00%, 5/12/26	10,000	9,245
1.65%, 5/12/28	5,000	4,523
1.50%, 6/3/30	12,000	10,251
2.10%, 5/12/31	10,000	8,824
2.875%, 5/12/41	10,000	8,362
3.10%, 5/12/51	10,000	8,354
3.25%, 5/12/61	10,000	8,140
4.10%, 4/13/62	15,000	14,429
Baidu, Inc., 1.625%, 2/23/27	10,000	8,920
Booking Holdings, Inc., 3.60%, 6/1/26	8,000	8,040
eBay, Inc.
1.90%, 3/11/25	5,000	4,773
4.00%, 7/15/42	7,000	6,166

(Cost $184,457)		164,522

Media — 1.9%
Discovery Communications LLC
3.45%, 3/15/25	10,000	9,831
5.20%, 9/20/47	5,000	4,574
4.65%, 5/15/50	5,000	4,207
4.00%, 9/15/55	6,000	4,554
Fox Corp.
3.05%, 4/7/25	11,000	10,850
5.576%, 1/25/49	5,000	5,215
Paramount Global
4.95%, 1/15/31	16,000	16,001
4.95%, 5/19/50	7,000	6,375
TWDC Enterprises 18 Corp.,MTN, 2.95%, 6/15/27	13,000	12,704
Walt Disney Co.
1.75%, 8/30/24	4,000	3,914
3.70%, 3/23/27	11,000	11,089
2.65%, 1/13/31	10,000	9,067
2.75%, 9/1/49	8,000	6,053
4.70%, 3/23/50	10,000	10,454
3.60%, 1/13/51	5,000	4,402
3.80%, 5/13/60	7,000	6,209

(Cost $144,062)		125,499

Telecommunications — 4.4%
Bell Telephone Co. of Canada or Bell Canada,Series US-4, 3.65%, 3/17/51	3,000	2,556
British Telecommunications PLC, 5.125%, 12/4/28	10,000	10,262
Cisco Systems, Inc.
2.20%, 9/20/23	5,000	4,995
5.50%, 1/15/40	7,000	7,978

See Notes to Financial Statements.	19

DBX ETF Trust

Schedule of Investments

Xtrackers Bloomberg US Investment Grade Corporate ESG ETF (Continued)

May 31, 2022

	Principal Amount	Value
Telecommunications (Continued)
Corning, Inc.
5.35%, 11/15/48	$4,000	$4,273
4.375%, 11/15/57	3,000	2,734
Deutsche Telekom International Finance BV, 8.75%, 6/15/30	10,000	12,744
Motorola Solutions, Inc., 2.30%, 11/15/30	10,000	8,170
Orange SA, 5.50%, 2/6/44	6,000	6,585
Rogers Communications, Inc.
4.50%, 3/15/43	8,000	7,351
4.30%, 2/15/48	2,000	1,742
3.70%, 11/15/49	5,000	4,080
Telefonica Europe BV, 8.25%, 9/15/30	25,000	31,139
TELUS Corp., 3.70%, 9/15/27	10,000	10,009
Verizon Communications, Inc.
3.376%, 2/15/25	5,000	5,051
4.016%, 12/3/29	8,000	7,946
2.55%, 3/21/31	11,000	9,757
2.355%, 3/15/32	20,000	17,228
4.40%, 11/1/34	25,000	25,266
4.272%, 1/15/36	17,000	16,813
4.812%, 3/15/39	20,000	20,792
2.875%, 11/20/50	15,000	11,221
3.55%, 3/22/51	5,000	4,243
2.987%, 10/30/56	9,000	6,676
3.00%, 11/20/60	6,000	4,373
3.70%, 3/22/61	12,000	10,051
Vodafone Group PLC
4.125%, 5/30/25	15,000	15,272
4.375%, 2/19/43	16,000	14,640
5.25%, 5/30/48	6,000	6,003
4.25%, 9/17/50	5,000	4,432

(Cost $323,184)		294,382

Consumer, Cyclical — 7.1%
Apparel — 0.3%
NIKE, Inc.
2.75%, 3/27/27	8,000	7,842
3.625%, 5/1/43	11,000	10,216
VF Corp., 2.40%, 4/23/25 (a)	5,000	4,850

(Cost $25,466)		22,908

Auto Manufacturers — 1.1%
American Honda Finance Corp., MTN, 2.15%, 9/10/24	30,000	29,441
Cummins, Inc., 1.50%, 9/1/30	11,000	9,099
Toyota Motor Credit Corp. GMTN,
3.45%, 9/20/23	10,000	10,115
3.65%, 1/8/29	20,000	19,801
1.90%, 9/12/31	7,000	5,912

(Cost $79,643)		74,368

	Principal Amount	Value
Auto Parts & Equipment — 0.3%
Aptiv PLC / Aptiv Corp., 3.25%, 3/1/32	$10,000	$8,857
Lear Corp., 3.50%, 5/30/30	10,000	9,023

(Cost $20,694)		17,880

Entertainment — 0.7%
Magallanes, Inc.
144A,3.755%, 3/15/27	15,000	14,566
144A,4.279%, 3/15/32	10,000	9,339
144A,5.05%, 3/15/42	15,000	13,572
144A,5.141%, 3/15/52	10,000	8,957

(Cost $46,491)		46,434

Home Builders — 0.2%
D.R. Horton, Inc., 5.75%, 8/15/23	8,000	8,225
MDC Holdings, Inc., 3.966%, 8/6/61	2,000	1,269
NVR, Inc., 3.00%, 5/15/30	5,000	4,486

(Cost $15,723)		13,980

Home Furnishings — 0.1%
Whirlpool Corp., 2.40%, 5/15/31
(Cost $6,017)	6,000	5,100

Leisure Time — 0.1%
Harley-Davidson, Inc., 3.50%, 7/28/25 (Cost $5,249)	5,000	4,912

Retail — 4.2%
AutoNation, Inc., 3.50%, 11/15/24	5,000	4,973
Costco Wholesale Corp., 1.75%, 4/20/32	10,000	8,461
Dollar General Corp., 3.875%, 4/15/27	8,000	8,016
Dollar Tree, Inc.
4.00%, 5/15/25	5,000	5,049
2.65%, 12/1/31	7,000	5,946
Home Depot, Inc.
3.75%, 2/15/24	5,000	5,095
3.00%, 4/1/26	8,000	8,001
2.70%, 4/15/30	28,000	26,087
3.90%, 6/15/47	2,000	1,869
4.50%, 12/6/48	5,000	5,102
2.375%, 3/15/51	5,000	3,569
2.75%, 9/15/51	5,000	3,810
3.50%, 9/15/56	10,000	8,609
Lowe’s Cos., Inc.
3.65%, 4/5/29	14,000	13,603
2.625%, 4/1/31	15,000	13,266
2.80%, 9/15/41	5,000	3,885
4.375%, 9/15/45	6,000	5,520
4.55%, 4/5/49	4,000	3,820
3.00%, 10/15/50	5,000	3,741
McDonald’s Corp.
MTN, 1.45%, 9/1/25	10,000	9,459

See Notes to Financial Statements.	20

DBX ETF Trust

Schedule of Investments

Xtrackers Bloomberg US Investment Grade Corporate ESG ETF (Continued)

May 31, 2022

	Principal Amount	Value
Retail (Continued)
MTN, 2.125%, 3/1/30	$21,000	$18,454
MTN, 4.45%, 9/1/48	5,000	4,844
MTN, 3.625%, 9/1/49	10,000	8,636
Starbucks Corp.
3.85%, 10/1/23	10,000	10,124
4.00%, 11/15/28	2,000	2,011
2.55%, 11/15/30	2,000	1,764
4.50%, 11/15/48	5,000	4,745
3.50%, 11/15/50	5,000	4,075
Target Corp.
2.50%, 4/15/26	7,000	6,866
4.00%, 7/1/42	6,000	5,831
2.95%, 1/15/52	3,000	2,418
TJX Cos., Inc., 2.25%, 9/15/26	8,000	7,648
Walgreens Boots Alliance, Inc.
3.80%, 11/18/24	5,000	5,069
4.10%, 4/15/50	5,000	4,176
Walmart, Inc.
2.85%, 7/8/24	10,000	10,051
1.05%, 9/17/26	15,000	13,842
1.50%, 9/22/28	5,000	4,466
1.80%, 9/22/31	16,000	13,937
2.65%, 9/22/51	10,000	7,934

(Cost $318,683)		284,772

Toys/Games/Hobbies — 0.1%
Hasbro, Inc., 3.90%, 11/19/29
(Cost $6,067)	6,000	5,746

Consumer, Non-cyclical — 16.8%
Agriculture — 0.2%
Archer-Daniels-Midland Co., 4.50%, 3/15/49	8,000	8,422
Bunge Ltd. Finance Corp., 2.75%, 5/14/31	4,000	3,471

(Cost $14,104)		11,893

Beverages — 1.8%
Coca-Cola Co.
3.45%, 3/25/30	25,000	24,868
4.20%, 3/25/50	10,000	10,194
Fomento Economico Mexicano SAB de CV, 3.50%, 1/16/50	10,000	8,240
Keurig Dr Pepper, Inc., 2.55%, 9/15/26	30,000	28,527
PepsiCo, Inc.
0.40%, 10/7/23	12,000	11,733
2.75%, 3/19/30	21,000	19,811
1.95%, 10/21/31	10,000	8,759
2.75%, 10/21/51	10,000	8,103

(Cost $135,044)		120,235

Biotechnology — 1.6%
Amgen, Inc.
3.625%, 5/22/24	10,000	10,120
4.40%, 5/1/45	25,000	23,947

	Principal Amount	Value
Biotechnology (Continued)
3.375%, 2/21/50	$5,000	$4,041
4.663%, 6/15/51	4,000	3,977
3.00%, 1/15/52	3,000	2,251
2.77%, 9/1/53	5,000	3,564
Baxalta, Inc., 5.25%, 6/23/45	10,000	10,395
Biogen, Inc.
4.05%, 9/15/25	10,000	10,090
144A,3.25%, 2/15/51	5,000	3,677
Gilead Sciences, Inc.
2.95%, 3/1/27	15,000	14,550
1.65%, 10/1/30	2,000	1,696
4.00%, 9/1/36	9,000	8,768
4.75%, 3/1/46	5,000	5,005
4.15%, 3/1/47	6,000	5,529
2.80%, 10/1/50	1,000	732

(Cost $124,261)		108,342

Commercial Services — 0.6%
Equifax, Inc., 2.60%, 12/15/25	8,000	7,677
Moody’s Corp., 5.25%, 7/15/44	6,000	6,327
PayPal Holdings, Inc.
2.85%, 10/1/29	5,000	4,649
3.25%, 6/1/50 (a)	5,000	3,962
Quanta Services, Inc., 2.90%, 10/1/30	5,000	4,352
RELX Capital, Inc., 4.00%, 3/18/29	5,000	4,978
S&P Global, Inc., 2.30%, 8/15/60	5,000	3,227
Verisk Analytics, Inc., 3.625%, 5/15/50	5,000	4,041

(Cost $47,214)		39,213

Cosmetics/Personal Care — 1.0%
Colgate-Palmolive Co., MTN, 4.00%, 8/15/45	3,000	2,897
Estee Lauder Cos., Inc., 2.00%, 12/1/24	20,000	19,648
GSK Consumer Healthcare Capital US LLC
144A,3.375%, 3/24/27	8,000	7,837
144A,3.625%, 3/24/32	7,000	6,696
Procter & Gamble Co.
2.85%, 8/11/27	11,000	10,831
3.60%, 3/25/50	5,000	4,749
Unilever Capital Corp.
1.75%, 8/12/31	10,000	8,468
Series 30Y, 2.625%, 8/12/51	5,000	3,709

(Cost $70,597)		64,835

Food — 2.0%
Campbell Soup Co., 4.15%, 3/15/28	5,000	5,016
Conagra Brands, Inc.
4.30%, 5/1/24	7,000	7,101

See Notes to Financial Statements.	21

DBX ETF Trust

Schedule of Investments

Xtrackers Bloomberg US Investment Grade Corporate ESG ETF (Continued)

May 31, 2022

	Principal Amount	Value
Food (Continued)
5.40%, 11/1/48	$5,000	$5,035
General Mills, Inc.
3.20%, 2/10/27	6,000	5,886
3.00%, 2/1/51 (a)	7,000	5,357
Hershey Co., 2.65%, 6/1/50	4,000	3,004
J M Smucker Co., 2.125%, 3/15/32	10,000	8,303
Kellogg Co., 2.10%, 6/1/30	5,000	4,257
Kraft Heinz Foods Co.
4.25%, 3/1/31	5,000	4,915
4.625%, 10/1/39	5,000	4,617
5.20%, 7/15/45	10,000	9,755
4.875%, 10/1/49	5,000	4,680
Kroger Co.
4.50%, 1/15/29	12,000	12,246
4.45%, 2/1/47	3,000	2,839
3.95%, 1/15/50	3,000	2,636
McCormick & Co., Inc., 3.40%, 8/15/27	5,000	4,894
Mondelez International, Inc., 2.75%, 4/13/30	5,000	4,520
Sysco Corp.
3.75%, 10/1/25	5,000	5,050
3.25%, 7/15/27	17,000	16,512
6.60%, 4/1/50	5,000	6,113
Tyson Foods, Inc., 4.55%, 6/2/47	10,000	9,627

(Cost $145,524)		132,363

Healthcare-Products — 0.6%
Baxter International, Inc., 2.60%, 8/15/26	7,000	6,679
Danaher Corp., 2.60%, 10/1/50	5,000	3,628
DH Europe Finance II SARL, 2.60%, 11/15/29	5,000	4,591
PerkinElmer, Inc., 3.625%, 3/15/51	5,000	4,033
Thermo Fisher Scientific, Inc.
0.797%, 10/18/23	15,000	14,618
2.00%, 10/15/31	4,000	3,431
4.10%, 8/15/47	5,000	4,840

(Cost $48,031)		41,820

Healthcare-Services — 1.2%
Aetna, Inc., 3.875%, 8/15/47	5,000	4,379
Anthem, Inc.
1.50%, 3/15/26	20,000	18,580
2.25%, 5/15/30	10,000	8,785
3.125%, 5/15/50	12,000	9,495
HCA, Inc.
4.125%, 6/15/29	2,000	1,946
5.50%, 6/15/47	7,000	6,948
5.25%, 6/15/49	3,000	2,896
Humana, Inc., 3.125%, 8/15/29	13,000	12,144

	Principal Amount	Value
Healthcare-Services (Continued)
Laboratory Corp. of America Holdings, 3.60%, 2/1/25	$10,000	$10,012
Quest Diagnostics, Inc.
2.95%, 6/30/30	5,000	4,527
2.80%, 6/30/31	3,000	2,650

(Cost $91,815)		82,362

Household Products/Wares — 0.3%
Clorox Co., 3.50%, 12/15/24	13,000	13,218
Kimberly-Clark Corp.
2.75%, 2/15/26	5,000	4,916
2.875%, 2/7/50	7,000	5,472

(Cost $26,049)		23,606

Pharmaceuticals — 7.5%
AbbVie, Inc.
3.80%, 3/15/25	20,000	20,236
3.60%, 5/14/25	25,000	25,172
4.25%, 11/14/28	12,000	12,204
4.70%, 5/14/45	17,000	16,917
4.45%, 5/14/46	11,000	10,569
4.875%, 11/14/48	3,000	3,048
4.25%, 11/21/49	12,000	11,181
AmerisourceBergen Corp., 4.30%, 12/15/47	6,000	5,679
Astrazeneca Finance LLC, 0.70%, 5/28/24	12,000	11,506
AstraZeneca PLC
1.375%, 8/6/30	5,000	4,187
6.45%, 9/15/37	10,000	12,596
4.375%, 11/16/45	4,000	4,047
3.00%, 5/28/51	3,000	2,497
Becton Dickinson and Co., 4.669%, 6/6/47	10,000	9,806
Bristol-Myers Squibb Co.
0.75%, 11/13/25	5,000	4,621
3.40%, 7/26/29	6,000	5,929
1.45%, 11/13/30	20,000	16,788
3.55%, 3/15/42	7,000	6,336
4.25%, 10/26/49	18,000	17,821
Cardinal Health, Inc., 3.41%, 6/15/27	13,000	12,774
Cigna Corp.
3.75%, 7/15/23	6,000	6,062
4.375%, 10/15/28	26,000	26,400
4.80%, 7/15/46	10,000	9,972
4.90%, 12/15/48	4,000	4,005
3.40%, 3/15/51	8,000	6,407
CVS Health Corp.
3.875%, 7/20/25	27,000	27,309
4.30%, 3/25/28	3,000	3,039
3.25%, 8/15/29	19,000	17,916
4.78%, 3/25/38	10,000	10,036
5.125%, 7/20/45	13,000	13,280
5.05%, 3/25/48	8,000	8,161
4.25%, 4/1/50	10,000	9,168

See Notes to Financial Statements.	22

DBX ETF Trust

Schedule of Investments

Xtrackers Bloomberg US Investment Grade Corporate ESG ETF (Continued)

May 31, 2022

	Principal Amount	Value
Pharmaceuticals (Continued)
Eli Lilly & Co.
2.75%, 6/1/25	$5,000	$4,983
3.95%, 3/15/49	5,000	4,993
2.25%, 5/15/50	5,000	3,632
GlaxoSmithKline Capital PLC, 3.375%, 6/1/29	12,000	11,814
GlaxoSmithKline Capital, Inc., 3.875%, 5/15/28	5,000	5,108
Johnson & Johnson
2.625%, 1/15/25	10,000	10,014
5.95%, 8/15/37	10,000	12,365
3.70%, 3/1/46	11,000	10,494
3.50%, 1/15/48	3,000	2,762
2.45%, 9/1/60	5,000	3,572
McKesson Corp., 1.30%, 8/15/26	5,000	4,521
Merck & Co., Inc.
2.15%, 12/10/31	10,000	8,869
3.60%, 9/15/42	10,000	9,188
4.15%, 5/18/43	5,000	4,982
3.70%, 2/10/45	8,000	7,403
4.00%, 3/7/49	3,000	2,921
Novartis Capital Corp.
2.00%, 2/14/27	15,000	14,238
2.75%, 8/14/50	7,000	5,654
Sanofi, 3.625%, 6/19/28	3,000	3,039
Shire Acquisitions Investments Ireland DAC, 2.875%, 9/23/23	8,000	7,978
Zoetis, Inc.
2.00%, 5/15/30	3,000	2,598
4.70%, 2/1/43	2,000	2,042
4.45%, 8/20/48	3,000	2,965

(Cost $554,478)		501,804

Energy — 4.4%
Oil & Gas — 0.4%
Marathon Petroleum Corp.
3.80%, 4/1/28	2,000	1,949
4.50%, 4/1/48	6,000	5,282
Phillips 66
2.15%, 12/15/30	5,000	4,244
5.875%, 5/1/42	5,000	5,649
4.875%, 11/15/44	3,000	3,049
Valero Energy Corp.
2.85%, 4/15/25	2,000	1,963
2.15%, 9/15/27	4,000	3,631
3.65%, 12/1/51	5,000	4,003

(Cost $34,154)		29,770

Oil & Gas Services — 0.5%
Baker Hughes Holdings LLC / Baker Hughes Co.-Obligor, Inc., 4.08%, 12/15/47	6,000	5,412
Halliburton Co., 2.92%, 3/1/30	28,000	25,728

	Principal Amount	Value
Oil & Gas Services (Continued)
NOV, Inc., 3.95%, 12/1/42	$2,000	$1,582

(Cost $32,031)		32,722

Pipelines — 3.5%
Boardwalk Pipelines LP, 3.40%, 2/15/31	5,000	4,457
Cheniere Corpus Christi Holdings LLC, 5.125%, 6/30/27	10,000	10,315
Enbridge, Inc.
3.70%, 7/15/27	25,000	24,602
3.40%, 8/1/51	5,000	3,981
Enterprise Products Operating LLC
3.95%, 2/15/27	12,000	12,059
2.80%, 1/31/30 (a)	10,000	9,157
3.30%, 2/15/53	25,000	19,274
MPLX LP
1.75%, 3/1/26	15,000	13,772
2.65%, 8/15/30	15,000	13,051
4.90%, 4/15/58	8,000	7,035
ONEOK, Inc.
2.75%, 9/1/24	20,000	19,628
4.35%, 3/15/29	10,000	9,763
5.20%, 7/15/48	5,000	4,740
Sabine Pass Liquefaction LLC
5.00%, 3/15/27	10,000	10,314
4.50%, 5/15/30	5,000	5,001
TransCanada PipeLines Ltd.
4.10%, 4/15/30	2,000	1,980
2.50%, 10/12/31	10,000	8,651
7.625%, 1/15/39	13,000	16,883
4.875%, 5/15/48	3,000	3,039
Transcontinental Gas Pipe Line Co. LLC, 4.60%, 3/15/48	10,000	9,392
Williams Cos., Inc.
4.00%, 9/15/25	1,000	1,005
3.50%, 11/15/30	5,000	4,679
2.60%, 3/15/31	22,000	19,092

(Cost $256,361)		231,870

Financial — 33.2%
Banks — 22.9%
Banco Santander SA, 2.958%, 3/25/31	20,000	17,407
Bank of America Corp.
MTN, 0.81%, 10/24/24	40,000	38,595
0.976%, 4/22/25	25,000	23,838
MTN, 2.015%, 2/13/26	15,000	14,286
MTN, 1.197%, 10/24/26	20,000	18,276
1.734%, 7/22/27	20,000	18,221
MTN, 1.898%, 7/23/31	15,000	12,488
Series N, 2.651%, 3/11/32	10,000	8,736
2.687%, 4/22/32	30,000	26,231
2.299%, 7/21/32	10,000	8,401
MTN, 2.676%, 6/19/41	10,000	7,695
MTN, 4.33%, 3/15/50	8,000	7,727
MTN, 4.083%, 3/20/51	10,000	9,230

See Notes to Financial Statements.	23

DBX ETF Trust

Schedule of Investments

Xtrackers Bloomberg US Investment Grade Corporate ESG ETF (Continued)

May 31, 2022

	Principal Amount	Value
Banks (Continued)
MTN, 2.831%, 10/24/51	$10,000	$7,349
Series N, 3.483%, 3/13/52	18,000	15,166
2.972%, 7/21/52	10,000	7,560
Bank of Montreal, MTN, 1.25%, 9/15/26	15,000	13,525
Bank of New York Mellon Corp.
MTN, 2.20%, 8/16/23	5,000	4,997
MTN, 3.95%, 11/18/25	30,000	30,582
Bank of Nova Scotia
3.40%, 2/11/24	25,000	25,122
4.50%, 12/16/25	5,000	5,101
Barclays PLC, 2.667%, 3/10/32	40,000	33,773
Canadian Imperial Bank of Commerce, 0.95%, 10/23/25	15,000	13,751
Citigroup, Inc.
3.875%, 3/26/25	5,000	5,017
3.30%, 4/27/25	5,000	4,993
4.40%, 6/10/25	10,000	10,126
3.106%, 4/8/26	25,000	24,446
4.45%, 9/29/27	35,000	35,097
4.125%, 7/25/28	20,000	19,700
2.976%, 11/5/30	5,000	4,526
2.666%, 1/29/31	20,000	17,648
2.572%, 6/3/31	20,000	17,390
2.561%, 5/1/32	5,000	4,293
4.75%, 5/18/46	5,000	4,785
4.65%, 7/23/48	5,000	4,998
Citizens Financial Group, Inc., 2.85%, 7/27/26	10,000	9,523
Cooperatieve Rabobank UA, 5.25%, 5/24/41	10,000	11,446
Credit Suisse Group AG, 4.55%, 4/17/26	15,000	15,025
Deutsche Bank AG, 3.70%, 5/30/24 (b)	10,000	10,033
Deutsche Bank AG/New York NY, 3.035%, 5/28/32 (b)	15,000	12,535
Discover Bank, 2.70%, 2/6/30	10,000	8,731
Fifth Third Bancorp, 4.337%, 4/25/33	15,000	14,950
Goldman Sachs Group, Inc.
4.00%, 3/3/24	15,000	15,250
MTN, 3.85%, 7/8/24	10,000	10,163
3.50%, 1/23/25	10,000	10,023
3.50%, 11/16/26	20,000	19,791
1.542%, 9/10/27	25,000	22,554
3.80%, 3/15/30	10,000	9,619
2.615%, 4/22/32	7,000	6,046
2.65%, 10/21/32	20,000	17,194
6.25%, 2/1/41	10,000	11,823
MTN, 4.80%, 7/8/44	5,000	5,050
5.15%, 5/22/45	5,000	5,151
4.75%, 10/21/45	10,000	10,062
HSBC Holdings PLC, 6.10%, 1/14/42	20,000	22,492

	Principal Amount	Value
Banks (Continued)
HSBC USA, Inc., 3.50%, 6/23/24	$60,000	$60,239
ING Groep NV, 3.95%, 3/29/27	10,000	9,837
JPMorgan Chase & Co.
3.625%, 5/13/24	15,000	15,206
4.023%, 12/5/24	10,000	10,102
2.083%, 4/22/26	40,000	38,092
3.20%, 6/15/26	10,000	9,902
1.578%, 4/22/27	15,000	13,765
2.739%, 10/15/30	10,000	9,049
2.522%, 4/22/31	30,000	26,528
2.956%, 5/13/31	30,000	26,855
3.109%, 4/22/41	5,000	4,138
3.157%, 4/22/42	5,000	4,137
3.964%, 11/15/48	20,000	18,134
3.109%, 4/22/51	10,000	7,841
3.328%, 4/22/52	12,000	9,775
KeyCorp
MTN, 4.10%, 4/30/28	5,000	4,973
MTN, 2.55%, 10/1/29	5,000	4,458
Lloyds Banking Group PLC, 1.627%, 5/11/27	35,000	31,709
Mitsubishi UFJ Financial Group, Inc.
3.407%, 3/7/24	15,000	15,069
3.287%, 7/25/27	20,000	19,264
4.05%, 9/11/28	12,000	11,856
3.741%, 3/7/29	5,000	4,820
Mizuho Financial Group, Inc., 2.564%, 9/13/31	15,000	12,379
Morgan Stanley
Series F, 3.875%, 4/29/24	15,000	15,311
GMTN, 3.70%, 10/23/24	5,000	5,074
0.79%, 5/30/25	30,000	28,387
MTN, 2.72%, 7/22/25	5,000	4,904
2.188%, 4/28/26	10,000	9,553
MTN, 3.125%, 7/27/26	5,000	4,891
GMTN, 4.35%, 9/8/26	5,000	5,066
GMTN, 2.699%, 1/22/31	30,000	26,940
GMTN, 2.239%, 7/21/32	10,000	8,454
4.30%, 1/27/45	5,000	4,772
4.375%, 1/22/47	15,000	14,568
GMTN, 5.597%, 3/24/51	5,000	5,797
NatWest Group PLC, 1.642%, 6/14/27	30,000	26,938
PNC Financial Services Group, Inc.
3.90%, 4/29/24	20,000	20,289
2.20%, 11/1/24	10,000	9,852
3.45%, 4/23/29	5,000	4,830
Royal Bank of Canada,GMTN, 2.25%, 11/1/24	30,000	29,356
Santander Holdings USA, Inc., 4.40%, 7/13/27	10,000	9,931
Santander UK PLC, 4.00%, 3/13/24	10,000	10,172
State Street Corp., 3.152%, 3/30/31	8,000	7,465

See Notes to Financial Statements.	24

DBX ETF Trust

Schedule of Investments

Xtrackers Bloomberg US Investment Grade Corporate ESG ETF (Continued)

May 31, 2022

	Principal Amount	Value
Banks (Continued)
Sumitomo Mitsui Financial Group, Inc.
3.784%, 3/9/26	$5,000	$4,977
2.632%, 7/14/26	5,000	4,742
3.364%, 7/12/27	30,000	29,141
3.05%, 1/14/42	5,000	4,014
Toronto-Dominion Bank
GMTN, 3.50%, 7/19/23	10,000	10,120
MTN, 1.20%, 6/3/26	10,000	9,100
MTN, 1.25%, 9/10/26	10,000	9,032
Truist Bank, 3.20%, 4/1/24	5,000	5,022
Truist Financial Corp.
MTN, 3.70%, 6/5/25	15,000	15,120
MTN, 1.95%, 6/5/30 (a)	10,000	8,590
US Bancorp
2.40%, 7/30/24	20,000	19,755
Series DMTN, 3.00%, 7/30/29	5,000	4,674
MTN, 1.375%, 7/22/30	6,000	4,926
Westpac Banking Corp.
3.35%, 3/8/27	15,000	14,775
2.15%, 6/3/31	10,000	8,624

(Cost $1,672,650)		1,541,827

Diversified Financial Services — 4.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
2.875%, 8/14/24	20,000	19,358
2.45%, 10/29/26	10,000	8,963
3.30%, 1/30/32	12,000	10,151
Air Lease Corp.
0.80%, 8/18/24	15,000	13,995
1.875%, 8/15/26	15,000	13,414
Ally Financial, Inc., 4.625%, 3/30/25	30,000	30,548
American Express Co.
1.65%, 11/4/26	15,000	13,833
4.05%, 12/3/42	3,000	2,809
BlackRock, Inc., 3.20%, 3/15/27	15,000	14,976
Charles Schwab Corp.
4.625%, 3/22/30	10,000	10,387
1.65%, 3/11/31	10,000	8,241
CME Group, Inc.
3.75%, 6/15/28	8,000	8,059
5.30%, 9/15/43	5,000	5,604
Intercontinental Exchange, Inc.
3.75%, 12/1/25	10,000	10,100
3.00%, 9/15/60	10,000	7,084
Mastercard, Inc.
2.00%, 3/3/25	14,000	13,686
3.80%, 11/21/46	8,000	7,526
Nasdaq, Inc., 1.65%, 1/15/31	8,000	6,459
Nomura Holdings, Inc., 2.679%, 7/16/30	10,000	8,562
ORIX Corp., 3.25%, 12/4/24	5,000	4,990

	Principal Amount	Value
Diversified Financial Services (Continued)
Raymond James Financial, Inc., 4.65%, 4/1/30	$15,000	$15,246
Synchrony Financial, 4.375%, 3/19/24	10,000	10,087
Visa, Inc.
3.15%, 12/14/25	5,000	5,018
2.75%, 9/15/27	5,000	4,897
4.15%, 12/14/35	13,000	13,403
3.65%, 9/15/47	4,000	3,690
2.00%, 8/15/50	5,000	3,440

(Cost $301,814)		274,526

Insurance — 2.7%
Aflac, Inc., 3.60%, 4/1/30	5,000	4,900
Allstate Corp., 4.20%, 12/15/46	5,000	4,779
American International Group, Inc.
2.50%, 6/30/25	10,000	9,688
3.40%, 6/30/30	5,000	4,735
4.375%, 6/30/50	3,000	2,897
Arch Capital Group Ltd., 3.635%, 6/30/50	5,000	4,156
Chubb INA Holdings, Inc.
3.35%, 5/3/26	10,000	9,968
4.35%, 11/3/45	5,000	4,930
Equitable Holdings, Inc., 4.35%, 4/20/28	10,000	10,021
Hartford Financial Services Group, Inc., 2.90%, 9/15/51	5,000	3,662
Lincoln National Corp., 3.35%, 3/9/25	13,000	12,934
Manulife Financial Corp., 4.15%, 3/4/26	5,000	5,070
Marsh & McLennan Cos., Inc.
4.375%, 3/15/29	10,000	10,181
2.25%, 11/15/30	5,000	4,353
MetLife, Inc.
4.125%, 8/13/42	6,000	5,679
4.60%, 5/13/46	5,000	5,071
Principal Financial Group, Inc., 2.125%, 6/15/30	10,000	8,496
Progressive Corp.
2.45%, 1/15/27	15,000	14,389
4.125%, 4/15/47	3,000	2,845
Prudential Financial, Inc.
MTN, 2.10%, 3/10/30	8,000	7,079
MTN, 4.60%, 5/15/44	10,000	9,838
3.905%, 12/7/47	12,000	10,857
Travelers Cos., Inc., 3.75%, 5/15/46	9,000	8,001
Voya Financial, Inc., 3.65%, 6/15/26	5,000	4,944
Willis North America, Inc.
2.95%, 9/15/29	5,000	4,498
5.05%, 9/15/48	5,000	4,870

(Cost $199,048)		178,841

See Notes to Financial Statements.	25

DBX ETF Trust

Schedule of Investments

Xtrackers Bloomberg US Investment Grade Corporate ESG ETF (Continued)

May 31, 2022

	Principal Amount	Value
Real Estate Investment Trusts — 3.5%
Alexandria Real Estate Equities, Inc., 3.375%, 8/15/31	$20,000	$18,514
American Tower Corp.
3.80%, 8/15/29	2,000	1,893
2.90%, 1/15/30	20,000	17,698
AvalonBay Communities, Inc., 2.05%, 1/15/32	5,000	4,314
Boston Properties LP
3.125%, 9/1/23	5,000	5,003
3.40%, 6/21/29	10,000	9,313
Brixmor Operating Partnership LP, 3.65%, 6/15/24	10,000	9,954
Crown Castle International Corp.
3.65%, 9/1/27	2,000	1,950
3.80%, 2/15/28	6,000	5,844
2.25%, 1/15/31	16,000	13,435
2.10%, 4/1/31	4,000	3,297
Digital Realty Trust LP, 3.60%, 7/1/29 (a)	6,000	5,655
Equinix, Inc.
2.625%, 11/18/24	25,000	24,497
2.95%, 9/15/51	5,000	3,592
ERP Operating LP, 4.50%, 7/1/44	8,000	7,824
Healthpeak Properties, Inc., 3.00%, 1/15/30	5,000	4,577
Host Hotels & Resorts LP,Series J, 2.90%, 12/15/31	6,000	4,967
Kilroy Realty LP, 2.65%, 11/15/33	8,000	6,389
Kimco Realty Corp., 4.25%, 4/1/45	7,000	6,129
Prologis LP, 4.375%, 2/1/29	20,000	20,440
Realty Income Corp.
3.25%, 1/15/31	5,000	4,697
2.85%, 12/15/32	5,000	4,488
Regency Centers LP, 3.60%, 2/1/27	10,000	9,873
Ventas Realty LP, 4.40%, 1/15/29	12,000	11,916
Welltower, Inc.
3.625%, 3/15/24	10,000	10,052
4.25%, 4/15/28	10,000	10,009
Weyerhaeuser Co., 4.00%, 4/15/30	9,000	8,759

(Cost $258,812)		235,079

Industrial — 7.3%
Aerospace/Defense — 0.1%
Teledyne Technologies, Inc., 1.60%, 4/1/26 (Cost $5,035)	5,000	4,552

Building Materials — 0.7%
Carrier Global Corp.
2.493%, 2/15/27	3,000	2,801
3.577%, 4/5/50	6,000	4,848

	Principal Amount	Value
Building Materials (Continued)
Johnson Controls International PLC, 4.50%, 2/15/47	$8,000	$7,498
Martin Marietta Materials, Inc.
3.45%, 6/1/27	3,000	2,909
2.40%, 7/15/31	8,000	6,757
Masco Corp., 2.00%, 10/1/30	5,000	4,095
Owens Corning, 4.30%, 7/15/47	7,000	6,115
Vulcan Materials Co., 3.50%, 6/1/30	10,000	9,422

(Cost $50,719)		44,445

Electrical Components & Equipment — 0.0%
Emerson Electric Co., 2.75%, 10/15/50 (Cost $5,132)	5,000	3,784

Electronics — 0.5%
Agilent Technologies, Inc., 2.30%, 3/12/31	5,000	4,223
Amphenol Corp., 2.20%, 9/15/31	6,000	5,037
Flex Ltd., 4.875%, 5/12/30	3,000	2,960
Fortive Corp., 3.15%, 6/15/26	5,000	4,859
TD SYNNEX Corp., 144A, 1.25%, 8/9/24	10,000	9,415
Vontier Corp., 2.95%, 4/1/31	10,000	8,426

(Cost $39,113)		34,920

Environmental Control — 0.4%
Republic Services, Inc.
2.30%, 3/1/30	5,000	4,391
3.05%, 3/1/50	5,000	3,894
Waste Connections, Inc.
2.60%, 2/1/30	5,000	4,478
2.20%, 1/15/32	5,000	4,232
Waste Management, Inc.
3.15%, 11/15/27	3,000	2,944
1.50%, 3/15/31	10,000	8,223

(Cost $33,595)		28,162

Hand/Machine Tools — 0.1%
Stanley Black & Decker, Inc., 2.30%, 3/15/30 (Cost $10,639)	10,000	8,802

Machinery-Construction & Mining — 0.6%
Caterpillar Financial Services Corp.
0.65%, 7/7/23	7,000	6,871
MTN, 0.45%, 5/17/24	20,000	19,177
MTN, 0.80%, 11/13/25	5,000	4,634
Caterpillar, Inc.
3.803%, 8/15/42	5,000	4,773
3.25%, 9/19/49	7,000	6,072

(Cost $44,107)		41,527

See Notes to Financial Statements.	26

DBX ETF Trust

Schedule of Investments

Xtrackers Bloomberg US Investment Grade Corporate ESG ETF (Continued)

May 31, 2022

	Principal Amount	Value
Machinery-Diversified — 1.0%
CNH Industrial Capital LLC, 1.875%, 1/15/26	$7,000	$6,520
Deere & Co., 3.90%, 6/9/42	8,000	7,792
John Deere Capital Corp.
MTN, 2.05%, 1/9/25	10,000	9,783
MTN, 3.45%, 3/13/25	10,000	10,152
MTN, 2.00%, 6/17/31	7,000	6,096
Otis Worldwide Corp., 3.112%, 2/15/40	15,000	12,277
Rockwell Automation, Inc., 1.75%, 8/15/31	8,000	6,731
Xylem, Inc., 2.25%, 1/30/31	7,000	6,076

(Cost $70,730)		65,427

Miscellaneous Manufacturing — 0.9%
3M Co.
MTN, 3.25%, 2/14/24	5,000	5,048
MTN, 4.00%, 9/14/48	10,000	9,487
Carlisle Cos., Inc., 2.20%, 3/1/32	10,000	8,085
Eaton Corp., 4.15%, 11/2/42	8,000	7,652
Illinois Tool Works, Inc., 3.50%, 3/1/24	10,000	10,123
Parker-Hannifin Corp., 3.25%, 6/14/29	10,000	9,377
Trane Technologies Global Holding Co. Ltd., 4.25%, 6/15/23	10,000	10,133

(Cost $66,591)		59,905

Packaging & Containers — 0.2%
Sonoco Products Co., 3.125%, 5/1/30	2,000	1,807
WRKCo, Inc.
3.00%, 9/15/24	10,000	9,906
3.75%, 3/15/25	5,000	5,020

(Cost $17,872)		16,733

Transportation — 2.7%
Canadian National Railway Co.
2.75%, 3/1/26	5,000	4,884
2.45%, 5/1/50	5,000	3,540
Canadian Pacific Railway Co.
2.90%, 2/1/25	10,000	9,870
2.05%, 3/5/30	9,000	7,885
3.10%, 12/2/51	3,000	2,358
CSX Corp.
2.40%, 2/15/30	15,000	13,454
3.80%, 11/1/46	15,000	13,293
FedEx Corp.
3.25%, 4/1/26	5,000	4,965
4.25%, 5/15/30	5,000	5,004
2.40%, 5/15/31 (a)	5,000	4,355
5.25%, 5/15/50 (a)	15,000	15,471
Kansas City Southern/Old, 3.50%, 5/1/50	5,000	4,108

	Principal Amount	Value
Transportation (Continued)
Norfolk Southern Corp.
2.90%, 8/25/51	$5,000	$3,848
4.05%, 8/15/52	16,000	14,652
Ryder System, Inc., MTN, 2.90%, 12/1/26	5,000	4,755
Union Pacific Corp.
2.40%, 2/5/30	11,000	9,952
2.375%, 5/20/31 (a)	10,000	8,899
2.891%, 4/6/36	5,000	4,359
3.839%, 3/20/60	19,000	16,831
3.55%, 5/20/61	5,000	4,180
United Parcel Service, Inc.
2.50%, 9/1/29	10,000	9,235
4.45%, 4/1/30	7,000	7,345
3.75%, 11/15/47	7,000	6,457

(Cost $209,403)		179,700

Trucking & Leasing — 0.1%
GATX Corp., 4.00%, 6/30/30 (Cost $6,914)	6,000	5,783

Technology — 10.8%
Computers — 3.9%
Apple, Inc.
3.00%, 2/9/24	20,000	20,179
2.75%, 1/13/25	10,000	10,022
3.20%, 5/13/25	12,000	12,136
2.45%, 8/4/26	9,000	8,795
3.20%, 5/11/27	10,000	10,026
1.65%, 2/8/31	6,000	5,176
1.70%, 8/5/31 (a)	10,000	8,578
4.45%, 5/6/44	12,000	12,560
3.85%, 8/4/46	15,000	14,453
3.75%, 11/13/47	15,000	14,227
2.95%, 9/11/49	2,000	1,651
2.65%, 2/8/51	10,000	7,762
2.80%, 2/8/61	8,000	6,031
Dell International LLC / EMC Corp.
6.02%, 6/15/26	15,000	15,875
5.30%, 10/1/29	20,000	20,378
Hewlett Packard Enterprise Co.
4.90%, 10/15/25	10,000	10,368
1.75%, 4/1/26	7,000	6,506
6.35%, 10/15/45	3,000	3,241
HP, Inc., 3.40%, 6/17/30	10,000	9,081
International Business Machines Corp.
3.625%, 2/12/24	15,000	15,217
3.50%, 5/15/29	15,000	14,499
1.95%, 5/15/30	10,000	8,611
4.00%, 6/20/42	12,000	11,001
4.25%, 5/15/49	5,000	4,691
NetApp, Inc., 1.875%, 6/22/25	5,000	4,739
Western Digital Corp., 2.85%, 2/1/29	5,000	4,293

(Cost $280,987)		260,096

See Notes to Financial Statements.	27

Schedule of Investments

Xtrackers Bloomberg US Investment Grade Corporate ESG ETF (Continued)

May 31, 2022

	Principal Amount	Value
Office/Business Equipment — 0.1%
CDW LLC / CDW Finance Corp., 4.125%, 5/1/25 (Cost $10,198)	$10,000	$9,906

Semiconductors — 2.3%
Analog Devices, Inc., 2.95%, 10/1/51	5,000	4,029
Applied Materials, Inc.
4.35%, 4/1/47	3,000	3,071
2.75%, 6/1/50	3,000	2,340
Intel Corp.
3.70%, 7/29/25	15,000	15,273
2.60%, 5/19/26	10,000	9,795
3.15%, 5/11/27 (a)	6,000	5,976
4.10%, 5/11/47	12,000	11,327
3.05%, 8/12/51	6,000	4,749
3.10%, 2/15/60	7,000	5,333
4.95%, 3/25/60 (a)	7,000	7,528
Lam Research Corp.
4.875%, 3/15/49	2,000	2,127
2.875%, 6/15/50	5,000	3,886
Marvell Technology, Inc., 1.65%, 4/15/26	6,000	5,468
Micron Technology, Inc., 2.703%, 4/15/32	10,000	8,397
NVIDIA Corp.
2.85%, 4/1/30	12,000	11,291
3.70%, 4/1/60	4,000	3,543
NXP BV / NXP Funding LLC / NXP USA, Inc.
3.15%, 5/1/27	5,000	4,786
2.50%, 5/11/31	12,000	10,113
QUALCOMM, Inc.
3.45%, 5/20/25	5,000	5,060
1.65%, 5/20/32	10,000	8,270
3.25%, 5/20/50 (a)	5,000	4,266
Texas Instruments, Inc., 4.15%, 5/15/48	5,000	5,033
TSMC Arizona Corp., 2.50%, 10/25/31	12,000	10,524

(Cost $172,581)		152,185

Software — 4.5%
Activision Blizzard, Inc.
3.40%, 9/15/26	7,000	6,999
2.50%, 9/15/50	2,000	1,486
Adobe, Inc., 2.15%, 2/1/27	7,000	6,684
Autodesk, Inc., 2.40%, 12/15/31	5,000	4,255
Broadridge Financial Solutions, Inc., 2.60%, 5/1/31	5,000	4,329
Electronic Arts, Inc., 1.85%, 2/15/31	5,000	4,167
Fidelity National Information Services, Inc., 2.25%, 3/1/31	7,000	5,876
Fiserv, Inc.
4.20%, 10/1/28	15,000	14,863
3.50%, 7/1/29	10,000	9,411

	Principal Amount	Value
Software (Continued)
Microsoft Corp.
2.00%, 8/8/23	$10,000	$10,014
2.40%, 8/8/26	10,000	9,806
3.30%, 2/6/27	15,000	15,184
3.50%, 2/12/35	10,000	9,827
3.70%, 8/8/46	8,000	7,798
2.525%, 6/1/50	11,000	8,552
2.921%, 3/17/52	20,000	16,684
3.95%, 8/8/56	2,000	1,972
2.675%, 6/1/60	5,000	3,829
3.041%, 3/17/62	3,000	2,464
Oracle Corp.
3.40%, 7/8/24	10,000	9,991
2.50%, 4/1/25	15,000	14,463
2.95%, 5/15/25	5,000	4,876
2.80%, 4/1/27	5,000	4,656
2.95%, 4/1/30	9,000	7,880
2.875%, 3/25/31	17,000	14,516
4.30%, 7/8/34	20,000	18,387
4.00%, 7/15/46	10,000	7,828
4.00%, 11/15/47	10,000	7,849
3.60%, 4/1/50	7,000	5,073
3.95%, 3/25/51	10,000	7,691
3.85%, 4/1/60	10,000	7,185
4.10%, 3/25/61	8,000	6,012
Roper Technologies, Inc., 3.80%, 12/15/26	13,000	12,988
Salesforce, Inc.
0.625%, 7/15/24	10,000	9,558
3.70%, 4/11/28	5,000	5,068
3.05%, 7/15/61	8,000	6,184
VMware, Inc.
4.70%, 5/15/30	6,000	5,955
2.20%, 8/15/31	5,000	4,059

(Cost $350,299)		304,419

Utilities — 8.2%
Electric — 5.7%
Avangrid, Inc., 3.20%, 4/15/25	15,000	14,830
Baltimore Gas and Electric Co.
3.50%, 8/15/46	15,000	12,865
2.90%, 6/15/50	11,000	8,481
CenterPoint Energy Houston Electric LLC
Series Z, 2.40%, 9/1/26	5,000	4,798
Series AC, 4.25%, 2/1/49	7,000	6,899
Series AF, 3.35%, 4/1/51	5,000	4,269
Commonwealth Edison Co.
2.55%, 6/15/26	15,000	14,556
2.20%, 3/1/30	20,000	17,755
4.00%, 3/1/48	5,000	4,777
3.00%, 3/1/50	6,000	4,763
Series 130, 3.125%, 3/15/51	15,000	12,200
Connecticut Light and Power Co., Series A, 2.05%, 7/1/31	10,000	8,629
Consolidated Edison Co. of New York, Inc.
Series 20A, 3.35%, 4/1/30	10,000	9,578

See Notes to Financial Statements.	28

DBX ETF Trust

Schedule of Investments

Xtrackers Bloomberg US Investment Grade Corporate ESG ETF (Continued)

May 31, 2022

	Principal Amount	Value
Electric (Continued)
2.40%, 6/15/31	$12,000	$10,554
Series 20B, 3.95%, 4/1/50	19,000	17,418
3.20%, 12/1/51	5,000	3,987
4.625%, 12/1/54	5,000	4,861
Series C, 3.00%, 12/1/60	5,000	3,599
3.60%, 6/15/61	10,000	8,235
Entergy Mississippi LLC, 3.50%, 6/1/51	5,000	4,233
Entergy Texas, Inc., 1.75%, 3/15/31	10,000	8,326
Eversource Energy
Series N, 3.80%, 12/1/23	15,000	15,162
Series L, 2.90%, 10/1/24	15,000	14,921
3.45%, 1/15/50	13,000	10,396
Exelon Corp., 3.40%, 4/15/26	10,000	9,871
ITC Holdings Corp., 3.35%, 11/15/27	10,000	9,730
National Rural Utilities Cooperative Finance Corp.
Series D, 1.00%, 10/18/24	10,000	9,530
2.75%, 4/15/32	10,000	9,009
NSTAR Electric Co., 3.10%, 6/1/51	2,000	1,572
Ohio Power Co., Series Q, 1.625%, 1/15/31	15,000	12,321
Oncor Electric Delivery Co. LLC
0.55%, 10/1/25	12,000	10,971
2.75%, 5/15/30	12,000	11,118
3.10%, 9/15/49	14,000	11,400
PECO Energy Co., 3.05%, 3/15/51	7,000	5,594
PPL Electric Utilities Corp., 3.00%, 10/1/49	10,000	7,887
Public Service Electric and Gas Co.
MTN, 2.25%, 9/15/26	5,000	4,748
MTN, 1.90%, 8/15/31	15,000	12,782
MTN, 3.80%, 3/1/46	13,000	11,830
MTN, 2.05%, 8/1/50	5,000	3,269
San Diego Gas & Electric Co.
Series VVV, 1.70%, 10/1/30	10,000	8,419
Series RRR, 3.75%, 6/1/47	10,000	8,918
Sempra Energy, 3.40%, 2/1/28	8,000	7,776

(Cost $444,165)		382,837

Gas — 1.6%
Atmos Energy Corp.
3.00%, 6/15/27	7,000	6,820
1.50%, 1/15/31	6,000	4,940
3.375%, 9/15/49	8,000	6,726
2.85%, 2/15/52	4,000	3,010
ONE Gas, Inc., 2.00%, 5/15/30	16,000	13,635
Piedmont Natural Gas Co., Inc., 2.50%, 3/15/31	20,000	17,344

	Principal Amount	Value
Gas (Continued)
Southern California Gas Co.
3.20%, 6/15/25	$10,000	$9,960
Series TT, 2.60%, 6/15/26	10,000	9,650
Series XX, 2.55%, 2/1/30	10,000	9,026
Series VV, 4.30%, 1/15/49	20,000	19,024
Southwest Gas Corp., 3.18%, 8/15/51	8,000	5,814

(Cost $123,897)		105,949

Water — 0.9%
American Water Capital Corp.
3.40%, 3/1/25	10,000	10,041
2.95%, 9/1/27	10,000	9,607
2.80%, 5/1/30	2,000	1,822
2.30%, 6/1/31	10,000	8,664
3.45%, 5/1/50	11,000	9,163
3.25%, 6/1/51	13,000	10,471
Essential Utilities, Inc.
2.40%, 5/1/31	8,000	6,848
3.351%, 4/15/50	5,000	3,918

(Cost $74,787)		60,534

TOTAL CORPORATE BONDS (Cost $7,370,099)		6,626,725

	Number of Shares
SECURITIES LENDING COLLATERAL — 0.5%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.68% (c)(d) (Cost $30,582)	30,582	30,582

CASH EQUIVALENTS — 0.3%
DWS Government Money Market Series “Institutional Shares”, 0.72% (c) (Cost $19,380)	19,380	19,380

TOTAL INVESTMENTS — 99.5% (Cost $7,420,061)		$6,676,687
Other assets and liabilities, net — 0.5%		35,972

NET ASSETS — 100.0%		$6,712,659

See Notes to Financial Statements.	29

DBX ETF Trust

Schedule of Investments

Xtrackers Bloomberg US Investment Grade Corporate ESG ETF (Continued)

May 31, 2022

A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2022 is as follows:

Value ($) at 5/31/2021	Purchases Cost ($)	Sales Proceeds ($)		Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 5/31/2022	Value ($) at 5/31/2022
CORPORATE BONDS — 0.3%
Financial — 0.3%
Deutsche Bank AG, 3.70%, 5/30/24 (b)
10,805	35	—		—	(807)	370	—	10,000	10,033
Deutsche Bank AG/New York NY, 3.04%, 5/28/32 (b)
—	15,093	—		—	(2,558)	244	—	15,000	12,535

SECURITIES LENDING COLLATERAL — 0.5%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.68% (c)(d)
41,760	—	(11,178	) (e)	—	—	27	—	30,582	30,582

CASH EQUIVALENTS — 0.3%
DWS Government Money Market Series “Institutional Shares”, 0.72% (c)
108,903	455,202	(544,725)		—	—	34	—	19,380	19,380

161,468	470,330	(555,903)		—	(3,365)	675	—	74,962	72,530

(a)

All or a portion of these securities were on loan. In addition, “Other assets and liabilities, net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2022 amounted to $60,743, which is 0.9% of net assets.

(b)	Affiliated issuer. This security is owned in proportion with its representation in the index.
(c)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(d)

Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $32,281.

(e)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended May 31, 2022.

GMTN:	Global Medium Term Note
MTN:	Medium Term Note
144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2022 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds (a)	$—	$6,626,725	$—	$6,626,725
Short-Term Investments (a)	49,962	—	—	49,962

TOTAL	$49,962	$6,626,725	$—	$6,676,687

(a)	See Schedule of Investments for additional detailed categorizations.

See Notes to Financial Statements.	30

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF

May 31, 2022

	Principal Amount	Value
SOVEREIGN BONDS — 97.6%
Angola — 1.0%
Angolan Government International Bond, REGS, 8.00%, 11/26/29 (Cost $202,560)	$200,000	$187,500

Argentina — 2.1%
Argentine Republic Government International Bond 1.00%, 7/9/29	55,589	16,593
Step Up Coupon, 0.50% to 7/9/23, 0.75% to 7/9/27, 1.75% to 7/9/30	341,076	100,618
Step Up Coupon, 1.125% to 7/9/22, 1.50% to 7/9/23, 3.625% to 7/9/24, 4.125% to 7/9/27, 4.75% to 7/9/28, 5.00% to 7/9/35	434,008	119,135
Step Up Coupon, 2.00% to 7/9/22, 3.85% to 7/9/23, 4.25% to 7/9/24, 5.00% to 7/9/38	241,407	84,613
Step Up Coupon, 2.50% to 7/9/22, 3.50% to 7/9/29, 4.875% to 7/9/41	222,501	72,535
Step Up Coupon, 1.125% to 7/9/22, 1.50% to 7/9/23, 3.625% to 7/9/24, 4.125% to 7/9/27, 4.375% to 7/9/28, 5.00% to 7/9/46	44,000	12,540

(Cost $639,002)		406,034

Armenia — 1.0%
Republic of Armenia International Bond, REGS, 7.15%, 3/26/25 (Cost $214,305)	200,000	198,975

Azerbaijan — 1.0%
Republic of Azerbaijan International Bond, REGS, 4.75%, 3/18/24 (Cost $210,611)	200,000	200,538

Bahrain — 2.0%
Bahrain Government International Bond REGS, 7.00%, 1/26/26	200,000	212,031
REGS, 6.00%, 9/19/44	200,000	166,429

(Cost $422,037)		378,460

Bolivia — 0.3%
Bolivian Government International Bond, REGS, 4.50%, 3/20/28 (Cost $64,168)	75,000	61,455

Brazil — 3.6%
Brazilian Government International Bond 4.625%, 1/13/28	200,000	195,740
4.50%, 5/30/29	100,000	94,937
3.875%, 6/12/30 (a)	175,000	156,853
8.25%, 1/20/34	45,000	52,342
7.125%, 1/20/37	50,000	54,245
5.625%, 1/7/41	50,000	44,431
5.00%, 1/27/45	71,000	56,854
5.625%, 2/21/47	50,000	42,931

(Cost $789,539)		698,333

	Principal Amount	Value
Cayman Islands — 0.9%
Sharjah Sukuk Program Ltd., REGS, 3.20%, 7/13/31
(Cost $199,655)	$200,000	$181,537

Chile — 2.7%
Chile Government International Bond 2.55%, 7/27/33	150,000	128,100
3.10%, 5/7/41	150,000	121,537
4.34%, 3/7/42	150,000	140,738
3.86%, 6/21/47	150,000	132,823

(Cost $619,465)		523,198

China — 1.1%
China Government International Bond, REGS, 3.50%, 10/19/28
(Cost $229,682)	200,000	205,065

Colombia — 2.2%
Colombia Government International Bond 8.125%, 5/21/24	25,000	26,801
3.875%, 4/25/27	75,000	70,218
3.25%, 4/22/32	100,000	80,500
6.125%, 1/18/41	50,000	45,478
5.625%, 2/26/44	124,000	104,489
5.00%, 6/15/45	125,000	97,704

(Cost $532,127)		425,190

Costa Rica — 2.0%
Costa Rica Government International Bond
REGS, 4.25%, 1/26/23	200,000	201,252
REGS, 6.125%, 2/19/31 (a)	100,000	97,688
REGS, 7.158%, 3/12/45	100,000	94,423

(Cost $375,102)		393,363

Croatia — 1.1%
Croatia Government International Bond, REGS, 6.00%, 1/26/24
(Cost $217,372)	200,000	207,158

Dominican Republic — 3.3%
Dominican Republic International Bond
REGS, 6.875%, 1/29/26	100,000	103,750
REGS, 6.00%, 7/19/28	100,000	98,518
REGS, 4.50%, 1/30/30	100,000	87,970
REGS, 5.30%, 1/21/41	150,000	118,620
REGS, 7.45%, 4/30/44	150,000	144,285
REGS, 6.85%, 1/27/45	100,000	90,109

(Cost $718,380)		643,252

Ecuador — 2.2%
Ecuador Government International Bond
REGS, 7/31/30, Zero Coupon	36,000	19,956
Step Up Coupon, 144A, 5.00% to 7/31/22, 5.50% to 7/31/23, 6.00% to 7/31/24, 6.90% to 7/31/30	140,000	116,536
Step Up Coupon, 144A, 1.00% to 7/31/22, 2.50% to 7/31/23, 3.50% to 7/31/24, 5.50% to 7/31/25, 6.90% to 7/31/35	252,000	162,139

See Notes to Financial Statements.	31

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF (Continued)

May 31, 2022

	Principal Amount	Value
Ecuador (Continued)
Step up Coupon, REGS, 1.00% to 7/31/22, 2.50% to 7/31/23, 3.50% to 7/31/24, 5.50% to 7/31/25, 6.90% to 7/31/35	$70,000	$45,039
Step Up Coupon, 144A, 0.50% to 7/31/22, 1.50% to 7/31/23, 2.50% to 7/31/24, 5.00% to 7/31/26, 5.50% to 7/31/27, 6.00% to 7/31/28, 6.50% to 7/31/29, 6.90% to 7/31/40	119,000	65,462
Step up Coupon, REGS, 0.50% to 7/31/22, 1.50% to 7/31/23, 2.50% to 7/31/24, 5.00% to 7/31/26, 5.50% to 7/31/27, 6.00% to 7/31/28, 6.50% to 7/31/29, 6.90% to 7/31/40	10,000	5,501

(Cost $414,242)		414,633

Egypt — 2.7%
Egypt Government International Bond
REGS, 7.50%, 1/31/27	200,000	183,500
REGS, 7.600%, 3/1/29	200,000	174,000
REGS, 5.875%, 2/16/31	200,000	152,250

(Cost $560,303)		509,750

El Salvador — 0.5%
El Salvador Government International Bond
REGS, 6.375%, 1/18/27	40,000	15,973
REGS, 8.625%, 2/28/29	60,000	24,099
REGS, 7.65%, 6/15/35	130,000	51,877

(Cost $198,547)		91,949

Gabon — 1.0%
Gabon Government International Bond, REGS, 6.95%, 6/16/25
(Cost $198,505)	200,000	191,993

Ghana — 1.5%
Ghana Government International Bond
REGS, 10.75%, 10/14/30	200,000	183,000
REGS, 7.875%, 2/11/35	200,000	104,621

(Cost $438,689)		287,621

Guatemala — 0.6%
Guatemala Government Bond
REGS, 4.90%, 6/1/30	75,000	71,884
REGS, 6.125%, 6/1/50	50,000	46,486

(Cost $143,658)		118,370

Hungary — 1.7%
Hungary Government International Bond 5.75%, 11/22/23	60,000	61,794
5.375%, 3/25/24	90,000	92,550
7.625%, 3/29/41	24,000	29,701
REGS, 3.125%, 9/21/51	200,000	136,313

(Cost $394,837)		320,358

Indonesia — 3.2%
Indonesia Government International Bond 3.85%, 10/15/30 (a)	50,000	49,420
REGS, 8.50%, 10/12/35	150,000	199,039

	Principal Amount	Value
Indonesia (Continued)
REGS, 6.625%, 2/17/37	$150,000	$173,278
REGS, 7.75%, 1/17/38	150,000	189,282

(Cost $723,138)		611,019

Ivory Coast (Cote D’Ivoire) — 0.6%
Ivory Coast Government International Bond, Coupon Series REGS, 5.75%, 12/31/32
(Cost $129,988)	131,389	123,825

Jamaica — 1.6%
Jamaica Government International Bond 6.75%, 4/28/28	181,000	193,683
7.875%, 7/28/45	93,000	108,261

(Cost $311,671)		301,944

Jordan — 1.0%
Jordan Government International Bond, REGS, 5.75%, 1/31/27
(Cost $205,371)	200,000	190,659

Kazakhstan — 1.1%
Kazakhstan Government International Bond, REGS, 6.50%, 7/21/45
(Cost $293,532)	200,000	216,500

Kenya — 0.9%
Republic of Kenya Government International Bond, REGS, 7.25%, 2/28/28
(Cost $198,893)	200,000	176,000

Kuwait — 1.1%
Kuwait International Government Bond, REGS, 3.50%, 3/20/27
(Cost $214,428)	200,000	204,600

Malaysia — 0.4%
Malaysia Wakala Sukuk Bhd, REGS, 2.07%, 4/28/31
(Cost $81,567)	80,000	72,209

Mexico — 3.1%
Mexico Government International Bond 3.25%, 4/16/30 (a)	100,000	92,050
MTN, 8.30%, 8/15/31	50,000	64,938
Series A, MTN, 7.50%, 4/8/33	50,000	62,525
Series A, MTN, 6.75%, 9/27/34	40,000	46,270
6.05%, 1/11/40	76,000	80,028
MTN, 4.75%, 3/8/44	90,000	81,180
5.55%, 1/21/45 (a)	40,000	39,640
4.60%, 1/23/46	25,000	21,788
4.60%, 2/10/48	50,000	43,175
4.50%, 1/31/50	25,000	21,300
GMTN, 5.75%, 10/12/10	40,000	36,880

(Cost $673,952)		589,774

Mongolia — 1.1%
Mongolia Government International Bond, REGS, 8.75%, 3/9/24
(Cost $214,414)	200,000	206,085

See Notes to Financial Statements.	32

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF (Continued)

May 31, 2022

	Principal Amount	Value
Morocco — 0.9%
Morocco Government International Bond, REGS, 5.50%, 12/11/42
(Cost $245,611)	$200,000	$170,049

Oman — 3.1%
Oman Government International Bond
REGS, 5.375%, 3/8/27	200,000	201,000
REGS, 5.625%, 1/17/28	200,000	202,000
REGS, 6.75%, 1/17/48	200,000	187,000

(Cost $527,851)		590,000

Panama — 4.2%
Panama Government International Bond 3.75%, 3/16/25	50,000	50,261
7.125%, 1/29/26	100,000	111,182
3.875%, 3/17/28	150,000	147,198
9.375%, 4/1/29	25,000	31,706
6.70%, 1/26/36	100,000	113,792
4.30%, 4/29/53	50,000	42,673
4.50%, 4/1/56	150,000	129,205
3.87%, 7/23/60	175,000	134,349
4.50%, 1/19/63	50,000	42,138

(Cost $982,946)		802,504

Paraguay — 0.9%
Paraguay Government International Bond, REGS, 3.849%, 6/28/33
(Cost $176,500)	200,000	176,650

Peru — 3.2%
Peruvian Government International Bond 7.35%, 7/21/25	25,000	27,485
4.125%, 8/25/27	25,000	25,068
2.783%, 1/23/31	100,000	88,597
8.75%, 11/21/33	100,000	132,785
3.00%, 1/15/34	100,000	86,050
6.55%, 3/14/37	40,000	46,211
3.30%, 3/11/41	75,000	60,919
5.625%, 11/18/50	71,000	79,049
2.78%, 12/1/60	115,000	78,874

(Cost $770,847)		625,038

Philippines — 4.1%
Philippine Government International Bond 5.50%, 3/30/26	25,000	26,712
3.00%, 2/1/28	100,000	96,687
3.75%, 1/14/29	100,000	99,562
9.50%, 2/2/30	218,000	289,259
3.95%, 1/20/40	50,000	46,500
3.70%, 3/1/41	100,000	89,750
3.70%, 2/2/42	150,000	134,250

(Cost $905,908)		782,720

Poland — 1.6%
Republic of Poland Government International Bond, 3.25%, 4/6/26
(Cost $320,406)	300,000	299,137

	Principal Amount	Value
Qatar — 4.0%
Qatar Government International Bond
REGS, 4.00%, 3/14/29	$200,000	$208,125
144A, 9.75%, 6/15/30	100,000	143,750
144A, 6.40%, 1/20/40	50,000	62,687
REGS, 6.40%, 1/20/40	100,000	125,375
REGS, 5.103%, 4/23/48	200,000	222,250

(Cost $866,285)		762,187

Romania — 2.6%
Romanian Government International Bond
REGS, 4.375%, 8/22/23	100,000	100,620
REGS, 4.875%, 1/22/24 (a)	100,000	101,100
REGS, 3.00%, 2/14/31	100,000	84,454
144A, 6.125%, 1/22/44	70,000	71,186
REGS, 5.125%, 6/15/48 (a)	90,000	81,859
REGS, 4.00%, 2/14/51	90,000	69,509

(Cost $607,102)		508,728

Russia — 0.8%
Russian Foreign Bond—Eurobond
REGS, 4.75%, 5/27/26 (b)	200,000	42,500
144A, 4.375%, 3/21/29 (b)	200,000	37,000
REGS, 4.375%, 3/21/29 (b)	200,000	37,000
REGS, 5.10%, 3/28/35 (b)	200,000	35,000

(Cost $883,435)		151,500

Saudi Arabia — 5.5%
KSA Sukuk Ltd.
REGS, 2.25%, 5/17/31	300,000	271,125
Saudi Government International Bond
REGS, 4.375%, 4/16/29	200,000	210,250
REGS, 2.75%, 2/3/32	200,000	187,000
REGS, 2.25%, 2/2/33	200,000	176,125
REGS, 5.00%, 4/17/49	200,000	207,750

(Cost $1,183,834)		1,052,250

Senegal — 0.9%
Senegal Government International Bond, REGS, 6.25%, 5/23/33
(Cost $199,533)	200,000	174,500

South Africa — 2.9%
Republic of South Africa Government International Bond 4.85%, 9/27/27	175,000	171,188
4.30%, 10/12/28	200,000	185,400
5.65%, 9/27/47	150,000	121,697
6.30%, 6/22/48	100,000	87,622

(Cost $589,109)		565,907

Sri Lanka — 0.8%
Sri Lanka Government International Bond
REGS, 6.85%, 3/14/24	100,000	38,750
144A, 7.85%, 3/14/29	150,000	58,687
REGS, 7.55%, 3/28/30	150,000	58,688

(Cost $314,103)		156,125

See Notes to Financial Statements.	33

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF (Continued)

May 31, 2022

	Principal Amount	Value
Trinidad and Tobago — 1.0%
Trinidad & Tobago Government International Bond, REGS, 4.50%, 8/4/26 (a)
(Cost $206,856)	$200,000	$193,416

Turkey — 2.7%
Turkey Government International Bond 5.75%, 3/22/24	25,000	24,059
7.375%, 2/5/25	55,000	53,533
4.25%, 4/14/26	25,000	21,430
4.875%, 10/9/26	100,000	86,143
5.125%, 2/17/28	85,000	70,893
11.875%, 1/15/30	100,000	115,077
8.00%, 2/14/34	75,000	71,017
6.875%, 3/17/36	50,000	41,203
7.25%, 3/5/38	50,000	42,576

(Cost $600,001)		525,931

Ukraine — 1.1%
Ukraine Government International Bond
REGS, 7.75%, 9/1/25	100,000	37,688
REGS, 7.75%, 9/1/27	250,000	99,000
REGS, 9.75%, 11/1/28	200,000	80,000

(Cost $583,867)		216,688

United Arab Emirates — 3.0%
Abu Dhabi Government International Bond
REGS, 3.125%, 10/11/27	200,000	200,742
REGS, 4.125%, 10/11/47	200,000	195,933
REGS, 3.875%, 4/16/50	200,000	189,544

(Cost $700,595)		586,219

Uruguay — 4.0%
Uruguay Government International Bond 4.50%, 8/14/24 (a)	52,000	53,135
4.375%, 10/27/27	77,000	80,033
4.375%, 1/23/31	124,000	129,728
7.875%, 1/15/33	42,000	53,971

	Principal Amount	Value
Uruguay (Continued)
7.625%, 3/21/36	$54,000	$70,040
4.125%, 11/20/45	37,000	36,034
5.10%, 6/18/50	201,000	214,838
4.975%, 4/20/55	132,000	138,865

(Cost $877,466)		776,644

Uzbekistan — 1.0%
Republic of Uzbekistan International Bond, REGS, 4.75%, 2/20/24
(Cost $208,835)	200,000	197,668

Zambia — 0.7%
Zambia Government International Bond, REGS, 8.97%, 7/30/27 (b)
(Cost $99,316)	200,000	137,655

TOTAL SOVEREIGN BONDS
(Cost $22,680,146)		18,788,863

	Number of Shares
SECURITIES LENDING COLLATERAL — 2.5%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.68% (c)(d)
(Cost $482,208)	482,208	482,208

CASH EQUIVALENTS — 0.9%
DWS Government Money Market Series “Institutional Shares”, 0.72% (c)
(Cost $166,057)	166,057	166,057

TOTAL INVESTMENTS — 101.0% (Cost $23,328,411)		$19,437,128
Other assets and liabilities, net — (1.0%)		(201,293)

NET ASSETS — 100.0%		$19,235,835

A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2022 is as follows:

Value ($) at 5/31/2021	Purchases Cost ($)	Sales Proceeds ($)		Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 5/31/2022	Value ($) at 5/31/2022
SECURITIES LENDING COLLATERAL — 2.5%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.68% (c)(d)
500,718	—	(18,510	)(e)	—	—	385	—	482,208	482,208

CASH EQUIVALENTS — 0.9%
DWS Government Money Market Series “Institutional Shares”, 0.72% (c)
417,754	2,427,197	(2,678,894)		—	—	146	—	166,057	166,057

918,472	2,427,197	(2,697,404)		—	—	531	—	648,265	648,265

(a)

All or a portion of these securities were on loan. In addition, “Other assets and liabilities, net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2022 amounted to $524,554, which is 2.7% of net assets.

(b)	Defaulted security or security for which income has been deemed uncollectible.
(c)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

See Notes to Financial Statements.	34

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF (Continued)

May 31, 2022

(d)

Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $63,188.

(e)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended May 31, 2022.

GMTN:	Global Medium Term Note
MTN:	Medium Term Note
REGS:	Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2022 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Sovereign Bonds (a)	$—	$18,788,863	$—	$18,788,863
Short-Term Investments (a)	648,265	—	—	648,265

TOTAL	$648,265	$18,788,863	$—	$19,437,128

(a)	See Schedule of Investments for additional detailed categorizations.

See Notes to Financial Statements.	35

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF

May 31, 2022

	Principal Amount	Value
CORPORATE BONDS — 97.9%
Basic Materials — 5.6%
Chemicals — 2.7%
Ashland LLC, 6.875%, 5/15/43	$10,000	$10,725
ASP Unifrax Holdings, Inc., 144A, 5.25%, 9/30/28	30,000	27,181
Axalta Coating Systems LLC, 144A, 3.375%, 2/15/29	10,000	8,832
Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV, 144A, 4.75%, 6/15/27	10,000	9,575
Cerdia Finanz GmbH, 144A, 10.50%, 2/15/27	17,000	15,050
Chemours Co., 144A, 5.75%, 11/15/28	25,000	24,728
Consolidated Energy Finance SA, 144A, 5.625%, 10/15/28	21,000	19,320
Cornerstone Chemical Co., 144A, 6.75%, 8/15/24	10,000	9,250
CVR Partners LP / CVR Nitrogen Finance Corp., 144A, 6.125%, 6/15/28	12,000	11,520
Diamond BC BV, 144A, 4.625%, 10/1/29	10,000	8,550
Element Solutions, Inc., 144A, 3.875%, 9/1/28	21,000	19,011
EverArc Escrow SARL, 144A, 5.00%, 10/30/29	10,000	8,650
HB Fuller Co., 4.25%, 10/15/28	21,000	19,734
Illuminate Buyer LLC / Illuminate Holdings IV, Inc., 144A, 9.00%, 7/1/28	12,000	10,740
INEOS Quattro Finance 2 PLC, 144A, 3.375%, 1/15/26	15,000	13,800
LSF11 A5 HoldCo LLC, 144A, 6.625%, 10/15/29	10,000	8,600
Methanex Corp. 5.25%, 12/15/29	30,000	28,890
5.65%, 12/1/44	10,000	8,050
NOVA Chemicals Corp. 144A, 4.875%, 6/1/24	50,000	49,578
144A,5.25%, 6/1/27	20,000	19,514
Olympus Water US Holding Corp. 144A, 4.25%, 10/1/28	20,000	18,273
144A,6.25%, 10/1/29	20,000	16,100
Rain CII Carbon LLC / CII Carbon Corp., 144A, 7.25%, 4/1/25	10,000	9,650
Rayonier AM Products, Inc., 144A, 5.50%, 6/1/24 (a)	20,000	19,950
SCIH Salt Holdings, Inc., 144A, 6.625%, 5/1/29	30,000	26,922
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc. 144A, 5.375%, 9/1/25	15,000	14,325
144A,5.125%, 4/1/29	10,000	8,450
Tronox, Inc., 144A, 4.625%, 3/15/29	35,000	32,288

	Principal Amount	Value
Chemicals (Continued)
Valvoline, Inc. 144A, 4.25%, 2/15/30	$22,000	$20,158
144A,3.625%, 6/15/31	10,000	8,922
Venator Finance Sarl / Venator Materials LLC, 144A, 5.75%, 7/15/25	10,000	8,500
Vibrantz Technologies, Inc., 144A, 9.00%, 2/15/30	15,000	11,475
WR Grace Holdings LLC 144A, 5.625%, 10/1/24	20,000	20,000
144A, 4.875%, 6/15/27	15,000	14,059
144A, 5.625%, 8/15/29	30,000	24,684

(Cost $627,466)		585,054

Forest Products & Paper — 0.4%
Clearwater Paper Corp., 144A, 4.75%, 8/15/28	10,000	9,050
Domtar Corp., 144A, 6.75%, 10/1/28	17,000	16,697
Glatfelter Corp., 144A, 4.75%, 11/15/29	25,000	18,101
Mercer International, Inc., 5.125%, 2/1/29	25,000	23,125
Sylvamo Corp., 144A, 7.00%, 9/1/29	10,000	9,875

(Cost $87,731)		76,848

Iron/Steel — 1.0%
Allegheny Technologies, Inc., 5.125%, 10/1/31	20,000	18,305
Big River Steel LLC / BRS Finance Corp., 144A, 6.625%, 1/31/29	37,000	37,647
Carpenter Technology Corp., 6.375%, 7/15/28	20,000	19,630
Cleveland-Cliffs, Inc. 5.875%, 6/1/27 (a)	25,000	25,219
6.25%, 10/1/40	14,000	12,933
Commercial Metals Co., 4.375%, 3/15/32	23,000	20,384
Infrabuild Australia Pty Ltd., 144A, 12.00%, 10/1/24	7,000	7,070
Mineral Resources Ltd. 144A, 8.125%, 5/1/27	21,000	21,794
144A, 8.00%, 11/1/27	45,000	46,434
United States Steel Corp. 6.875%, 3/1/29 (a)	10,000	10,025
6.65%, 6/1/37	10,000	9,225

(Cost $228,699)		228,666

Mining — 1.5%
Arconic Corp., 144A, 6.125%, 2/15/28	18,000	17,730
Compass Minerals International, Inc., 144A, 6.75%, 12/1/27	25,000	23,750
Constellium SE, 144A, 3.75%, 4/15/29	30,000	26,409
Eldorado Gold Corp., 144A, 6.25%, 9/1/29	10,000	9,008

See Notes to Financial Statements.	36

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (Continued)

May 31, 2022

	Principal Amount	Value
Mining (Continued)
FMG Resources August 2006 Pty Ltd. 144A, 5.125%, 5/15/24	$98,000	$100,232
144A, 4.375%, 4/1/31	25,000	22,375
144A, 6.125%, 4/15/32	40,000	39,880
Hudbay Minerals, Inc., 144A, 6.125%, 4/1/29	6,000	5,399
JW Aluminum Continuous Cast Co., 144A, 10.25%, 6/1/26	15,000	15,450
Kaiser Aluminum Corp., 144A, 4.50%, 6/1/31	15,000	13,298
Novelis Corp. 144A, 4.75%, 1/30/30	40,000	38,125
144A, 3.875%, 8/15/31	30,000	26,213

(Cost $354,387)		337,869

Communications — 17.5%
Advertising — 0.8%
Advantage Sales & Marketing, Inc., 144A, 6.50%, 11/15/28	20,000	17,914
Clear Channel Outdoor Holdings, Inc. 144A, 7.75%, 4/15/28	35,000	29,444
144A, 7.50%, 6/1/29	23,000	18,687
CMG Media Corp., 144A, 8.875%, 12/15/27	20,000	18,190
Lamar Media Corp. 3.75%, 2/15/28	10,000	9,419
3.625%, 1/15/31	25,000	22,422
National CineMedia LLC, 144A, 5.875%, 4/15/28	10,000	7,730
Outfront Media Capital LLC / Outfront Media Capital Corp., 144A, 5.00%, 8/15/27	40,000	37,600
Stagwell Global LLC, 144A, 5.625%, 8/15/29	20,000	18,200

(Cost $200,819)		179,606

Internet — 0.9%
ANGI Group LLC, 144A, 3.875%, 8/15/28	10,000	8,450
Arches Buyer, Inc., 144A, 6.125%, 12/1/28 (a)	15,000	12,600
Cablevision Lightpath LLC, 144A, 5.625%, 9/15/28	15,000	11,869
Endurance International Group Holdings, Inc., 144A, 6.00%, 2/15/29	10,000	7,550
Go Daddy Operating Co. LLC / GD Finance Co., Inc. 144A, 5.25%, 12/1/27	10,000	9,972
144A, 3.50%, 3/1/29	40,000	37,125
ION Trading Technologies SARL, 144A, 5.75%, 5/15/28	10,000	8,950
Match Group Holdings II LLC, 144A, 4.625%, 6/1/28	20,000	18,720
NortonLifeLock, Inc., 144A, 5.00%, 4/15/25	28,000	28,070
Photo Holdings Merger Sub, Inc., 144A, 8.50%, 10/1/26	25,000	21,250

	Principal Amount	Value
Internet (Continued)
Rakuten Group, Inc., 144A, 5.125%, Perpetual (b)	$30,000	$26,295

(Cost $212,048)		190,851

Media — 7.7%
AMC Networks, Inc. 4.75%, 8/1/25	13,000	12,878
4.25%, 2/15/29 (a)	20,000	18,402
Cable One, Inc., 144A, 4.00%, 11/15/30 (a)	10,000	8,875
CCO Holdings LLC / CCO Holdings Capital Corp. 144A, 5.125%, 5/1/27	100,000	99,060
144A, 4.75%, 3/1/30	30,000	27,825
144A, 4.25%, 2/1/31	100,000	88,720
4.50%, 5/1/32	50,000	44,125
CSC Holdings LLC 144A, 5.50%, 4/15/27	25,000	25,096
144A, 5.375%, 2/1/28	20,000	19,100
144A, 6.50%, 2/1/29	30,000	29,596
144A, 4.625%, 12/1/30	35,000	27,609
144A, 4.50%, 11/15/31	30,000	25,800
144A, 5.00%, 11/15/31	80,000	63,324
Cumulus Media New Holdings, Inc., 144A, 6.75%, 7/1/26 (a)	10,000	9,787
Diamond Sports Group LLC / Diamond Sports Finance Co. 144A, 5.375%, 8/15/26	50,000	16,500
144A, 6.625%, 8/15/27	25,000	4,875
Directv Financing LLC / Directv Financing Co.-Obligor, Inc., 144A, 5.875%, 8/15/27	90,000	85,320
DISH DBS Corp. 5.875%, 11/15/24	60,000	55,776
7.75%, 7/1/26	70,000	60,550
144A, 5.25%, 12/1/26	50,000	42,490
144A, 5.75%, 12/1/28	40,000	32,899
GCI LLC, 144A, 4.75%, 10/15/28	13,000	11,797
Gray Escrow II, Inc., 144A, 5.375%, 11/15/31	30,000	27,375
Gray Television, Inc., 144A, 7.00%, 5/15/27	50,000	50,929
iHeartCommunications, Inc., 144A, 4.75%, 1/15/28	50,000	45,250
LCPR Senior Secured Financing DAC, 144A, 5.125%, 7/15/29	40,000	36,300
Liberty Interactive LLC, 8.25%, 2/1/30	15,000	10,961
McGraw-Hill Education, Inc. 144A, 5.75%, 8/1/28	10,000	9,137
144A, 8.00%, 8/1/29	10,000	8,999
News Corp., 144A, 3.875%, 5/15/29	50,000	46,502
Nexstar Media, Inc., 144A, 5.625%, 7/15/27	100,000	100,000
Paramount Global, 6.375%, 3/30/62	35,000	33,297
Radiate Holdco LLC / Radiate Finance, Inc., 144A, 6.50%, 9/15/28	25,000	20,851

See Notes to Financial Statements.	37

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (Continued)

May 31, 2022

	Principal Amount	Value
Media (Continued)
Scripps Escrow II, Inc., 144A, 5.375%, 1/15/31	$20,000	$17,585
Sinclair Television Group, Inc., 144A, 5.50%, 3/1/30	20,000	16,400
Sirius XM Radio, Inc. 144A, 3.125%, 9/1/26	50,000	46,995
144A, 5.00%, 8/1/27	20,000	19,961
144A, 4.00%, 7/15/28	30,000	27,872
144A, 5.50%, 7/1/29	19,000	18,920
144A, 4.125%, 7/1/30	10,000	9,063
144A, 3.875%, 9/1/31	20,000	17,653
TEGNA, Inc. 4.625%, 3/15/28	20,000	19,627
5.00%, 9/15/29	25,000	24,813
Univision Communications, Inc. 144A, 6.625%, 6/1/27	50,000	50,838
144A, 4.50%, 5/1/29	20,000	18,497
UPC Broadband Finco BV, 144A, 4.875%, 7/15/31	10,000	9,249
UPC Holding BV, 144A, 5.50%, 1/15/28	65,000	61,588
Virgin Media Secured Finance PLC, 144A, 5.50%, 5/15/29	50,000	49,300
Virgin Media Vendor Financing Notes IV DAC, 144A, 5.00%, 7/15/28	25,000	22,976
VZ Secured Financing BV, 144A, 5.00%, 1/15/32	35,000	31,752
Ziggo BV, 144A, 4.875%, 1/15/30	40,000	37,119

(Cost $1,843,419)		1,700,213

Telecommunications — 8.1%
Altice France Holding SA 144A, 10.50%, 5/15/27	25,000	24,713
144A, 6.00%, 2/15/28	35,000	29,426
Altice France SA 144A, 8.125%, 2/1/27	30,000	30,181
144A, 5.50%, 1/15/28	62,000	56,846
Avaya, Inc., 144A, 6.125%, 9/15/28	25,000	17,656
British Telecommunications PLC, 144A, 4.875%, 11/23/81	20,000	18,187
CommScope Technologies LLC 144A, 6.00%, 6/15/25	40,000	37,400
144A, 5.00%, 3/15/27	15,000	12,581
CommScope, Inc. 144A, 6.00%, 3/1/26	25,000	24,695
144A, 8.25%, 3/1/27	10,000	8,832
144A, 7.125%, 7/1/28	25,000	21,257
144A, 4.75%, 9/1/29	50,000	44,355
Connect Finco SARL / Connect US Finco LLC, 144A, 6.75%, 10/1/26	50,000	48,208
Consolidated Communications, Inc. 144A, 5.00%, 10/1/28	15,000	13,204
144A, 6.50%, 10/1/28	15,000	13,350
Embarq Corp., 7.995%, 6/1/36	35,000	29,662

	Principal Amount	Value
Telecommunications (Continued)
Frontier Communications Holdings LLC 144A, 5.875%, 10/15/27	$15,000	$14,775
144A, 5.00%, 5/1/28	25,000	23,331
144A, 6.75%, 5/1/29	25,000	22,182
144A, 6.00%, 1/15/30	25,000	21,313
Hughes Satellite Systems Corp., 5.25%, 8/1/26	20,000	20,000
Iliad Holding SASU 144A, 6.50%, 10/15/26	20,000	19,400
144A, 7.00%, 10/15/28	20,000	19,396
Intelsat Jackson Holdings SA, 144A, 6.50%, 3/15/30	60,000	56,250
Intrado Corp., 144A, 8.50%, 10/15/25	10,000	8,838
Level 3 Financing, Inc. 144A, 4.25%, 7/1/28	25,000	22,263
144A, 3.75%, 7/15/29	15,000	12,839
Ligado Networks LLC 144A, 15.50%, 11/1/23 PIK	15,839	10,458
144A, 17.50%, 5/1/24 PIK	17,739	7,628
LogMeIn, Inc., 144A, 5.50%, 9/1/27	10,000	8,000
Lumen Technologies, Inc.
Series W, 6.75%, 12/1/23	100,000	103,565
144A, 4.00%, 2/15/27	25,000	23,062
144A, 5.375%, 6/15/29	25,000	21,500
Series P, 7.60%, 9/15/39	10,000	8,650
Series U, 7.65%, 3/15/42	10,000	8,525
Nokia OYJ, 6.625%, 5/15/39	25,000	26,281
Plantronics, Inc., 144A, 4.75%, 3/1/29	26,000	26,520
Quebecor Media, Inc., 5.75%, 1/15/23	50,000	50,789
SoftBank Group Corp., REGS, 3.125%, 1/6/25	200,000	185,500
Sprint Capital Corp. 6.875%, 11/15/28	35,000	39,697
8.75%, 3/15/32	20,000	26,031
Sprint Corp., 7.125%, 6/15/24	20,000	21,275
Switch Ltd., 144A, 3.75%, 9/15/28	25,000	25,131
Telecom Italia Capital SA 6.375%, 11/15/33	20,000	18,352
7.20%, 7/18/36	30,000	27,225
7.721%, 6/4/38	10,000	9,075
Telesat Canada / Telesat LLC, 144A, 6.50%, 10/15/27	14,000	6,755
T-Mobile USA, Inc. 2.625%, 4/15/26	10,000	9,489
5.375%, 4/15/27	75,000	76,706
3.375%, 4/15/29	50,000	46,484
3.50%, 4/15/31	50,000	46,072
144A, 3.50%, 4/15/31	40,000	36,625
United States Cellular Corp., 6.70%, 12/15/33 (a)	10,000	10,029

See Notes to Financial Statements.	38

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (Continued)

May 31, 2022

	Principal Amount	Value
Telecommunications (Continued)
Viasat, Inc., 144A, 5.625%, 9/15/25	$50,000	$47,688
Vmed O2 UK Financing I PLC 144A, 4.25%, 1/31/31	25,000	22,250
144A, 4.75%, 7/15/31	46,000	41,745
Vodafone Group PLC 7.00%, 4/4/79	60,000	62,943
5.125%, 6/4/81	25,000	19,625
Windstream Escrow LLC / Windstream Escrow Finance Corp., 144A, 7.75%, 8/15/28	30,000	27,735
Zayo Group Holdings, Inc., 144A, 6.125%, 3/1/28	25,000	20,063

(Cost $1,921,474)		1,792,613

Consumer, Cyclical — 19.5%
Airlines — 1.4%
Air Canada, 144A, 3.875%, 8/15/26	45,000	42,066
American Airlines Inc/AAdvantage Loyalty IP Ltd. 144A, 5.50%, 4/20/26	60,000	59,493
144A, 5.75%, 4/20/29	30,000	29,138
American Airlines, Inc., 144A, 11.75%, 7/15/25	40,000	45,460
Delta Air Lines, Inc., 7.375%, 1/15/26	60,000	64,861
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd., 144A, 5.75%, 1/20/26	20,000	19,926
United Airlines Holdings, Inc., 4.875%, 1/15/25 (a)	50,000	48,680

(Cost $304,676)		309,624

Apparel — 0.3%
Crocs, Inc., 144A, 4.125%, 8/15/31	18,000	14,445
Hanesbrands, Inc., 144A, 4.625%, 5/15/24	42,000	42,000

(Cost $56,509)		56,445

Auto Manufacturers — 2.4%
Allison Transmission, Inc. 144A, 5.875%, 6/1/29	15,000	15,058
144A, 3.75%, 1/30/31	20,000	17,225
Aston Martin Capital Holdings Ltd., 144A, 10.50%, 11/30/25	40,000	39,662
Ford Motor Co. 4.346%, 12/8/26	25,000	24,500
6.625%, 10/1/28	25,000	26,156
9.625%, 4/22/30	25,000	30,375
7.45%, 7/16/31	100,000	113,105
Ford Motor Credit Co. LLC 5.125%, 6/16/25	200,000	200,750
4.95%, 5/28/27	35,000	34,923
Mclaren Finance PLC, 144A, 7.50%, 8/1/26	25,000	20,188

	Principal Amount	Value
Auto Manufacturers (Continued)
PM General Purchaser LLC, 144A, 9.50%, 10/1/28	$10,000	$8,488

(Cost $546,808)		530,430

Auto Parts & Equipment — 1.3%
Adient Global Holdings Ltd., 144A, 4.875%, 8/15/26	20,000	18,704
American Axle & Manufacturing, Inc., 6.50%, 4/1/27 (a)	30,000	28,650
Clarios Global LP / Clarios US Finance Co., 144A, 8.50%, 5/15/27	70,000	69,888
Cooper-Standard Automotive, Inc., 144A, 5.625%, 11/15/26	10,000	5,025
Dana, Inc. 5.375%, 11/15/27	25,000	23,750
4.25%, 9/1/30	10,000	8,729
Dornoch Debt Merger Sub, Inc., 144A, 6.625%, 10/15/29	13,000	10,432
Goodyear Tire & Rubber Co. 5.25%, 4/30/31 (a)	25,000	22,875
5.625%, 4/30/33	25,000	22,438
Real Hero Merger Sub 2, Inc., 144A, 6.25%, 2/1/29	20,000	15,975
Tenneco, Inc. 5.00%, 7/15/26 (a)	13,000	12,220
144A, 5.125%, 4/15/29	28,000	27,521
ZF North America Capital, Inc., 144A, 4.75%, 4/29/25	30,000	29,475

(Cost $313,825)		295,682

Distribution/Wholesale — 0.9%
American Builders & Contractors Supply Co., Inc., 144A, 4.00%, 1/15/28	50,000	47,224
Avient Corp., 144A, 5.75%, 5/15/25	50,000	50,875
BCPE Empire Holdings, Inc., 144A, 7.625%, 5/1/27	14,000	12,968
G-III Apparel Group Ltd., 144A, 7.875%, 8/15/25	10,000	10,163
H&E Equipment Services, Inc., 144A, 3.875%, 12/15/28	46,000	40,360
Univar Solutions USA Inc., 144A, 5.125%, 12/1/27	20,000	19,712
Wesco Aircraft Holdings, Inc., 144A, 9.00%, 11/15/26 (a)	28,000	16,275

(Cost $211,455)		197,577

Entertainment — 2.8%
Affinity Gaming, 144A, 6.875%, 12/15/27	12,000	10,935
Allen Media LLC / Allen Media Co.-Issuer, Inc., 144A, 10.50%, 2/15/28	10,000	7,100
AMC Entertainment Holdings, Inc., 144A, 7.50%, 2/15/29	25,000	23,094
Caesars Entertainment, Inc. 144A, 6.25%, 7/1/25	50,000	50,750
144A, 8.125%, 7/1/27 (a)	50,000	51,110

See Notes to Financial Statements.	39

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (Continued)

May 31, 2022

	Principal Amount	Value
Entertainment (Continued)
Caesars Resort Collection LLC / CRC Finco, Inc., 144A, 5.75%, 7/1/25	$50,000	$50,226
CDI Escrow Issuer, Inc., 144A, 5.75%, 4/1/30	33,000	32,319
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op, 5.375%, 4/15/27	50,000	48,997
Churchill Downs, Inc., 144A, 4.75%, 1/15/28	10,000	9,512
Cinemark USA, Inc., 144A, 5.25%, 7/15/28	20,000	18,031
International Game Technology PLC 144A, 6.50%, 2/15/25	65,000	66,788
144A, 6.25%, 1/15/27	20,000	20,707
Lions Gate Capital Holdings LLC, 144A, 5.50%, 4/15/29	20,000	17,500
Merlin Entertainments Ltd., 144A, 5.75%, 6/15/26	29,000	27,840
Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp., 144A, 4.875%, 5/1/29	20,000	17,100
Mohegan Gaming & Entertainment, 144A, 8.00%, 2/1/26	15,000	13,913
Peninsula Pacific Entertainment LLC / Peninsula Pacific Entertainment Finance In, 144A, 8.50%, 11/15/27	10,000	10,888
Penn National Gaming, Inc., 144A, 5.625%, 1/15/27	25,000	23,157
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp. 144A, 5.625%, 9/1/29	10,000	7,975
144A, 5.875%, 9/1/31	10,000	7,875
Resorts World Las Vegas LLC / RWLV Capital, Inc., 144A, 4.625%, 4/16/29	20,000	17,184
Scientific Games Holdings LP/Scientific Games US FinCo, Inc., 144A, 6.625%, 3/1/30	15,000	13,969
Scientific Games International, Inc., 144A, 7.25%, 11/15/29	25,000	24,932
Speedway Motorsports LLC / Speedway Funding II, Inc., 144A, 4.875%, 11/1/27	15,000	14,231
WMG Acquisition Corp., 144A, 3.00%, 2/15/31	25,000	21,500
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp., 144A, 5.125%, 10/1/29	12,000	10,666

(Cost $648,763)		618,299

Food Service — 0.4%
Aramark Services, Inc. 144A, 5.00%, 4/1/25	54,000	54,167
144A, 5.00%, 2/1/28	18,000	17,543
TKC Holdings, Inc., 144A, 10.50%, 5/15/29	25,000	22,500

(Cost $98,791)		94,210

Home Builders — 1.3%
Ashton Woods USA LLC / Ashton Woods Finance Co., 144A, 4.625%, 4/1/30	15,000	12,750

	Principal Amount	Value
Home Builders (Continued)
Brookfield Residential Properties, Inc. / Brookfield Residential US LLC, 144A, 4.875%, 2/15/30	$25,000	$20,812
Century Communities, Inc. 6.75%, 6/1/27	10,000	10,219
144A, 3.875%, 8/15/29	10,000	8,699
Empire Communities Corp., 144A, 7.00%, 12/15/25	20,000	18,025
K Hovnanian Enterprises, Inc., 144A, 10.50%, 2/15/26	25,000	25,312
KB Home, 4.00%, 6/15/31	25,000	21,719
M/I Homes, Inc., 4.95%, 2/1/28	25,000	23,313
Mattamy Group Corp., 144A, 5.25%, 12/15/27	10,000	9,260
Meritage Homes Corp., 6.00%, 6/1/25	20,000	20,550
Picasso Finance Sub, Inc., 144A, 6.125%, 6/15/25	17,000	17,489
Shea Homes LP / Shea Homes Funding Corp., 144A, 4.75%, 2/15/28	10,000	8,775
Taylor Morrison Communities, Inc., 144A, 5.75%, 1/15/28	51,000	50,490
Thor Industries, Inc., 144A, 4.00%, 10/15/29	19,000	15,489
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 5.875%, 6/15/24	20,000	20,450

(Cost $302,398)		283,352

Home Furnishings — 0.1%
Tempur Sealy International, Inc., 144A, 3.875%, 10/15/31
(Cost $30,071)	30,000	25,097

Housewares — 0.3%
Newell Brands, Inc. 4.45%, 4/1/26	20,000	20,029
5.625%, 4/1/36	10,000	9,550
5.75%, 4/1/46	11,000	10,017
Scotts Miracle-Gro Co., 4.00%, 4/1/31	20,000	16,777
SWF Escrow Issuer Corp., 144A, 6.50%, 10/1/29 (a)	10,000	7,693

(Cost $74,363)		64,066

Leisure Time — 1.5%
Life Time, Inc., 144A, 5.75%, 1/15/26	40,000	38,600
MajorDrive Holdings IV LLC, 144A, 6.375%, 6/1/29	15,000	11,772
NCL Corp. Ltd. 144A, 3.625%, 12/15/24	35,000	31,545
144A, 5.875%, 3/15/26	40,000	36,115
Royal Caribbean Cruises Ltd. 144A, 9.125%, 6/15/23	80,000	82,000
144A, 11.50%, 6/1/25	25,000	27,224
144A, 5.50%, 8/31/26	15,000	13,331
144A, 5.50%, 4/1/28 (a)	45,000	38,138

See Notes to Financial Statements.	40

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (Continued)

May 31, 2022

	Principal Amount	Value
Leisure Time (Continued)
Viking Cruises Ltd., 144A, 5.875%, 9/15/27	$25,000	$21,281
VOC Escrow Ltd., 144A, 5.00%, 2/15/28	25,000	22,250

(Cost $336,034)		322,256

Lodging — 2.0%
Boyd Gaming Corp., 144A, 4.75%, 6/15/31	10,000	9,175
Genting New York LLC / GENNY Capital, Inc., 144A, 3.30%, 2/15/26	11,000	10,014
Hilton Domestic Operating Co., Inc. 144A, 5.75%, 5/1/28	147,000	150,124
144A, 4.00%, 5/1/31	50,000	46,003
144A, 3.625%, 2/15/32	25,000	21,939
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc, 144A, 5.00%, 6/1/29	20,000	18,650
Marriott Ownership Resorts, Inc., 4.75%, 1/15/28	30,000	27,750
MGM Resorts International, 4.75%, 10/15/28	33,000	30,195
Station Casinos LLC, 144A, 4.50%, 2/15/28	15,000	13,630
Travel + Leisure Co., 6.00%, 4/1/27	50,000	49,250
Wyndham Hotels & Resorts, Inc., 144A, 4.375%, 8/15/28	25,000	23,719
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 144A, 5.50%, 3/1/25	45,000	44,125

(Cost $451,079)		444,574

Office Furnishings — 0.1%
Steelcase, Inc., 5.125%, 1/18/29
(Cost $22,097)	23,000	22,008

Retail — 4.6%
1011778 BC ULC / New Red Finance, Inc. 144A, 3.875%, 1/15/28	24,000	22,770
144A, 3.50%, 2/15/29	32,000	29,487
144A, 4.00%, 10/15/30	50,000	44,150
99 Escrow Issuer, Inc., 144A, 7.50%, 1/15/26	10,000	6,725
Asbury Automotive Group, Inc., 144A, 4.625%, 11/15/29	50,000	46,328
At Home Group, Inc., 144A, 7.125%, 7/15/29	15,000	10,237
Bath & Body Works, Inc., 6.875%, 11/1/35	30,000	27,631
BCPE Ulysses Intermediate, Inc., 144A, 7.75%, 4/1/27, 7.75% Cash or 8.50% PIK, PIK	10,000	8,112
Beacon Roofing Supply, Inc., 144A, 4.125%, 5/15/29	25,000	22,125
Bed Bath & Beyond, Inc., 5.165%, 8/1/44	7,000	3,185

	Principal Amount	Value
Retail (Continued)
Carvana Co. 144A, 5.875%, 10/1/28 (a)	$5,000	$3,556
144A, 4.875%, 9/1/29	20,000	13,400
144A, 10.25%, 5/1/30	37,000	33,311
Ferrellgas LP / Ferrellgas Finance Corp., 144A, 5.875%, 4/1/29	25,000	21,811
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc., 144A, 6.75%, 1/15/30	30,000	26,148
FirstCash, Inc., 144A, 5.625%, 1/1/30	10,000	9,565
Gap, Inc. 144A, 3.625%, 10/1/29	10,000	7,375
144A, 3.875%, 10/1/31	10,000	7,163
GPS Hospitality Holding Co. LLC / GPS Finco, Inc., 144A, 7.00%, 8/15/28	10,000	6,512
IRB Holding Corp., 144A, 7.00%, 6/15/25	50,000	50,752
LBM Acquisition LLC, 144A, 6.25%, 1/15/29	20,000	15,600
LCM Investments Holdings II LLC, 144A, 4.875%, 5/1/29	21,000	17,955
Lithia Motors, Inc. 144A, 4.625%, 12/15/27	15,000	14,839
144A, 4.375%, 1/15/31	35,000	32,463
LSF9 Atlantis Holdings LLC / Victra Finance Corp., 144A, 7.75%, 2/15/26	17,000	14,025
Macy’s Retail Holdings LLC 144A, 5.875%, 4/1/29	10,000	9,451
144A, 5.875%, 3/15/30	10,000	9,163
144A, 6.125%, 3/15/32	10,000	9,039
4.50%, 12/15/34	10,000	7,550
5.125%, 1/15/42	15,000	11,196
Michaels Cos., Inc., 144A, 7.875%, 5/1/29	45,000	32,400
Murphy Oil USA, Inc., 144A, 3.75%, 2/15/31 (a)	25,000	22,703
NMG Holding Co, Inc. / Neiman Marcus Group LLC, 144A, 7.125%, 4/1/26	25,000	24,875
Nordstrom, Inc., 4.375%, 4/1/30 (a)	55,000	48,371
Park River Holdings, Inc. 144A, 5.625%, 2/1/29	10,000	7,150
144A, 6.75%, 8/1/29	10,000	7,300
Party City Holdings, Inc., 144A, 8.75%, 2/15/26	25,000	19,000
Penske Automotive Group, Inc., 3.50%, 9/1/25	10,000	9,836
PetSmart, Inc. / PetSmart Finance Corp., 144A, 4.75%, 2/15/28	25,000	23,125
QVC, Inc. 4.45%, 2/15/25	50,000	46,250
5.95%, 3/15/43	5,000	3,644
Sally Holdings LLC / Sally Capital, Inc., 5.625%, 12/1/25	11,000	10,750
Sizzling Platter LLC / Sizzling Platter Finance Corp., 144A, 8.50%, 11/28/25	10,000	8,225

See Notes to Financial Statements.	41

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (Continued)

May 31, 2022

	Principal Amount	Value
Retail (Continued)
Sonic Automotive, Inc. 144A, 4.625%, 11/15/29	$10,000	$8,905
144A, 4.875%, 11/15/31	10,000	8,688
Specialty Building Products Holdings LLC / SBP Finance Corp., 144A, 6.375%, 9/30/26	22,000	20,323
SRS Distribution, Inc., 144A, 6.00%, 12/1/29	25,000	21,625
Staples, Inc., 144A, 7.50%, 4/15/26	70,000	65,006
Suburban Propane Partners LP/Suburban Energy Finance Corp., 144A, 5.00%, 6/1/31	20,000	18,375
White Cap Buyer LLC, 144A, 6.875%, 10/15/28	13,000	11,635
Yum! Brands, Inc. 144A, 4.75%, 1/15/30	10,000	9,675
5.375%, 4/1/32	25,000	24,466
5.35%, 11/1/43	10,000	8,975

(Cost $1,098,169)		1,002,926

Toys/Games/Hobbies — 0.1%
Mattel, Inc. 144A, 3.375%, 4/1/26	25,000	24,310
144A, 5.875%, 12/15/27	5,000	5,162

(Cost $30,926)		29,472

Consumer, Non-cyclical — 14.7%
Agriculture — 0.0%
Darling Ingredients, Inc., 144A, 5.25%, 4/15/27 (Cost $9,146)	9,000	8,966

Beverages — 0.1%
Primo Water Holdings, Inc., 144A, 4.375%, 4/30/29	15,000	13,203
Triton Water Holdings, Inc., 144A, 6.25%, 4/1/29	16,000	12,560

(Cost $30,415)		25,763

Biotechnology — 0.1%
Emergent BioSolutions, Inc., 144A, 3.875%, 8/15/28 (a)	5,000	3,975
Grifols Escrow Issuer SA, 144A, 4.75%, 10/15/28	20,000	18,358

(Cost $23,073)		22,333

Commercial Services — 5.2%
ADT Security Corp., 144A, 4.125%, 8/1/29	20,000	17,898
Adtalem Global Education, Inc., 144A, 5.50%, 3/1/28	10,000	9,253
Albion Financing 2SARL, 144A, 8.75%, 4/15/27	20,000	18,350
Allied Universal Holdco LLC / Allied Universal Finance Corp. 144A, 6.625%, 7/15/26	50,000	49,734
144A, 9.75%, 7/15/27	18,000	16,950
Allied Universal Holdco LLC / Allied Universal Finance Corp. / Atlas Luxco 4 SARL, 144A, 4.625%, 6/1/28	20,000	17,950

	Principal Amount	Value
Commercial Services (Continued)
AMN Healthcare, Inc., 144A, 4.625%, 10/1/27	$20,000	$19,404
APi Group DE, Inc., 144A, 4.125%, 7/15/29	10,000	8,679
Aptim Corp., 144A, 7.75%, 6/15/25	10,000	7,400
APX Group, Inc., 144A, 5.75%, 7/15/29	20,000	17,000
ASGN, Inc., 144A, 4.625%, 5/15/28	10,000	9,412
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 144A, 5.375%, 3/1/29 (a)	29,000	26,581
Block, Inc., 144A, 3.50%, 6/1/31	30,000	25,875
Brink’s Co., 144A, 4.625%, 10/15/27	10,000	9,487
Cimpress PLC, 144A, 7.00%, 6/15/26	15,000	12,825
CoreLogic, Inc., 144A, 4.50%, 5/1/28	12,000	10,362
Deluxe Corp., 144A, 8.00%, 6/1/29	15,000	13,369
Garda World Security Corp. 144A, 4.625%, 2/15/27	10,000	9,012
144A, 6.00%, 6/1/29	12,000	9,996
Gartner, Inc. 144A ,4.50%, 7/1/28	35,000	34,125
144A, 3.75%, 10/1/30	25,000	23,312
Herc Holdings, Inc., 144A, 5.50%, 7/15/27	30,000	30,127
Hertz Corp., 144A, 4.625%, 12/1/26	20,000	18,250
Metis Merger Sub LLC, 144A, 6.50%, 5/15/29	20,000	16,850
MPH Acquisition Holdings LLC 144A, 5.50%, 9/1/28	16,000	15,364
144A, 5.75%, 11/1/28 (a)	25,000	22,375
NESCO Holdings II, Inc., 144A, 5.50%, 4/15/29	18,000	16,110
Nielsen Co. Luxembourg SARL, 144A, 5.00%, 2/1/25	13,000	12,951
Nielsen Finance LLC / Nielsen Finance Co. 144A, 5.625%, 10/1/28	50,000	49,928
144A, 4.75%, 7/15/31	20,000	19,250
PECF USS Intermediate Holding III Corp., 144A, 8.00%, 11/15/29	16,000	13,440
Prime Security Services Borrower LLC / Prime Finance, Inc. 144A, 5.25%, 4/15/24	100,000	100,625
144A, 5.75%, 4/15/26	30,000	29,744
144A, 3.375%, 8/31/27	20,000	17,900
144A, 6.25%, 1/15/28	25,000	23,125
PROG Holdings, Inc., 144A, 6.00%, 11/15/29	10,000	8,900
RR Donnelley & Sons Co., 144A, 8.50%, 4/15/29	25,000	37,375
Sabre GLBL, Inc., 144A, 7.375%, 9/1/25	50,000	49,250

See Notes to Financial Statements.	42

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (Continued)

May 31, 2022

	Principal Amount	Value
Commercial Services (Continued)
Service Corp. International, 4.00%, 5/15/31	$40,000	$37,325
Team Health Holdings, Inc., 144A, 6.375%, 2/1/25	11,000	8,470
United Rentals North America, Inc. 4.875%, 1/15/28	100,000	99,937
5.25%, 1/15/30	15,000	15,080
3.875%, 2/15/31	50,000	45,600
Verscend Escrow Corp., 144A, 9.75%, 8/15/26	50,000	51,700
WASH Multifamily Acquisition, Inc., 144A, 5.75%, 4/15/26	27,000	26,806
WW International, Inc., 144A, 4.50%, 4/15/29	14,000	9,975

(Cost $1,184,898)		1,143,431

Cosmetics/Personal Care — 0.2%
Coty, Inc., 144A, 6.50%, 4/15/26	25,000	24,125
Edgewell Personal Care Co. 144A, 5.50%, 6/1/28	22,000	21,478
144A, 4.125%, 4/1/29	10,000	9,119

(Cost $55,910)		54,722

Food — 1.6%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC 144A, 4.625%, 1/15/27	50,000	48,635
144A, 5.875%, 2/15/28	13,000	12,798
144A, 3.50%, 3/15/29	20,000	17,481
B&G Foods, Inc., 5.25%, 4/1/25	34,000	32,244
Chobani LLC / Chobani Finance Corp., Inc. 144A, 7.50%, 4/15/25 (a)	10,000	9,445
144A, 4.625%, 11/15/28	10,000	8,937
Ingles Markets, Inc., 144A, 4.00%, 6/15/31	10,000	9,112
Lamb Weston Holdings, Inc., 144A, 4.125%, 1/31/30	40,000	37,150
Performance Food Group, Inc. 144A, 5.50%, 10/15/27	30,000	29,581
144A, 4.25%, 8/1/29	15,000	13,365
Post Holdings, Inc. 144A, 5.50%, 12/15/29	13,000	12,415
144A, 4.625%, 4/15/30	17,000	15,298
144A, 4.50%, 9/15/31	20,000	17,650
Safeway, Inc., 7.25%, 2/1/31	10,000	10,150
Sigma Holdco BV, 144A, 7.875%, 5/15/26	12,000	8,276
Simmons Foods Inc/Simmons Prepared Foods Inc/Simmons Pet Food Inc/Simmons Feed, 144A, 4.625%, 3/1/29	10,000	9,044
TreeHouse Foods, Inc., 4.00%, 9/1/28	10,000	8,800
United Natural Foods, Inc., 144A, 6.75%, 10/15/28 (a)	10,000	9,638

	Principal Amount	Value
Food (Continued)
US Foods, Inc., 144A, 4.75%, 2/15/29	$39,000	$36,705

(Cost $365,950)		346,724

Healthcare-Products — 1.2%
Avantor Funding, Inc., 144A, 4.625%, 7/15/28	81,000	79,060
Hologic, Inc., 144A, 3.25%, 2/15/29	30,000	27,150
Mozart Debt Merger Sub, Inc. 144A, 3.875%, 4/1/29	93,000	84,398
144A, 5.25%, 10/1/29 (a)	52,000	46,129
Teleflex, Inc., 4.625%, 11/15/27	25,000	25,000

(Cost $282,448)		261,737

Healthcare-Services — 4.1%
Acadia Healthcare Co., Inc., 144A, 5.00%, 4/15/29	20,000	19,616
Akumin, Inc., 144A, 7.00%, 11/1/25	16,000	13,120
Catalent Pharma Solutions, Inc. 144A, 5.00%, 7/15/27	35,000	34,687
144A, 3.50%, 4/1/30	20,000	18,045
Centene Corp. 2.45%, 7/15/28	100,000	90,084
3.00%, 10/15/30	21,000	18,739
2.50%, 3/1/31	35,000	29,971
Charles River Laboratories International, Inc., 144A, 4.00%, 3/15/31	25,000	23,151
CHS/Community Health Systems, Inc. 144A, 8.00%, 3/15/26	25,000	25,094
144A, 5.625%, 3/15/27	50,000	46,750
144A, 6.875%, 4/1/28	30,000	21,600
144A, 6.00%, 1/15/29	16,000	14,528
144A, 6.875%, 4/15/29	40,000	31,288
144A, 6.125%, 4/1/30	20,000	14,637
DaVita, Inc. 144A, 4.625%, 6/1/30	20,000	17,412
144A, 3.75%, 2/15/31	45,000	37,028
Encompass Health Corp. 4.50%, 2/1/28	17,000	15,847
4.75%, 2/1/30	10,000	9,175
4.625%, 4/1/31	10,000	8,900
Envision Healthcare Corp., 144A, 8.75%, 10/15/26	20,000	6,300
Global Medical Response, Inc., 144A, 6.50%, 10/1/25	10,000	9,737
HCA, Inc. 5.375%, 2/1/25	40,000	41,475
5.625%, 9/1/28	23,000	24,121
3.50%, 9/1/30	42,000	38,565
Legacy LifePoint Health LLC 144A, 6.75%, 4/15/25	10,000	10,236
144A, 4.375%, 2/15/27	10,000	9,370
LifePoint Health, Inc., 144A, 5.375%, 1/15/29	25,000	21,063

See Notes to Financial Statements.	43

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (Continued)

May 31, 2022

	Principal Amount	Value
Healthcare-Services (Continued)
Molina Healthcare, Inc. 144A, 4.375%, 6/15/28	$20,000	$19,403
144A, 3.875%, 11/15/30	10,000	9,273
144A, 3.875%, 5/15/32	10,000	9,150
Radiology Partners, Inc., 144A, 9.25%, 2/1/28	10,000	8,250
RP Escrow Issuer LLC, 144A, 5.25%, 12/15/25	12,000	11,040
Select Medical Corp., 144A, 6.25%, 8/15/26	30,000	30,000
Surgery Center Holdings, Inc., 144A, 6.75%, 7/1/25	20,000	19,100
Syneos Health, Inc., 144A, 3.625%, 1/15/29	15,000	13,275
Tenet Healthcare Corp. 144A, 4.875%, 1/1/26	25,000	25,008
144A, 6.25%, 2/1/27	15,000	15,038
144A, 6.125%, 10/1/28	30,000	29,375
144A,4.375%, 1/15/30	50,000	46,816
US Acute Care Solutions LLC, 144A, 6.375%, 3/1/26	15,000	14,250
US Renal Care, Inc., 144A, 10.625%, 7/15/27	10,000	7,350

(Cost $993,330)		907,867

Household Products/Wares — 0.3%
ACCO Brands Corp., 144A, 4.25%, 3/15/29	10,000	8,538
Central Garden & Pet Co., 4.125%, 10/15/30 (a)	10,000	8,800
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc., 144A, 5.00%, 12/31/26	25,000	22,750
Spectrum Brands, Inc., 144A, 3.875%, 3/15/31	20,000	17,110

(Cost $59,971)		57,198

Pharmaceuticals — 1.9%
AdaptHealth LLC, 144A, 5.125%, 3/1/30	20,000	17,375
Bausch Health Americas, Inc. 144A,9.25%, 4/1/26 (a)	30,000	25,247
144A,8.50%, 1/31/27 (a)	18,000	14,364
Bausch Health Cos., Inc. 144A,5.50%, 11/1/25	18,000	17,062
144A,6.125%, 2/1/27 (a)	10,000	9,159
144A,5.00%, 1/30/28	20,000	12,837
144A,4.875%, 6/1/28	25,000	21,552
144A,5.00%, 2/15/29	10,000	6,006
144A,6.25%, 2/15/29	15,000	9,375
144A,7.25%, 5/30/29	10,000	6,662
144A,5.25%, 1/30/30	13,000	7,670
144A,5.25%, 2/15/31	10,000	5,900
BellRing Brands, Inc., 144A, 7.00%, 3/15/30	10,000	10,022
Elanco Animal Health, Inc., 6.40%, 8/28/28	20,000	20,856

	Principal Amount	Value
Pharmaceuticals (Continued)
Embecta Corp., 144A, 5.00%, 2/15/30	$10,000	$8,950
Endo Dac / Endo Finance LLC / Endo Finco, Inc., 144A, 6.00%, 6/30/28	20,000	1,550
Endo Luxembourg Finance Co I Sarl / Endo US, Inc., 144A, 6.125%, 4/1/29	24,000	18,330
Herbalife Nutrition Ltd / HLF Financing, Inc., 144A, 7.875%, 9/1/25	12,000	11,130
HLF Financing Sarl LLC / Herbalife International, Inc., 144A, 4.875%, 6/1/29	12,000	8,686
Lannett Co., Inc., 144A, 7.75%, 4/15/26	7,000	3,045
Option Care Health, Inc., 144A, 4.375%, 10/31/29	10,000	9,159
Organon & Co. / Organon Foreign Debt Co.-Issuer BV 144A, 4.125%, 4/30/28	15,000	14,389
144A, 5.125%, 4/30/31	65,000	62,197
Owens & Minor, Inc., 144A, 4.50%, 3/31/29 (a)	10,000	9,087
P&L Development LLC / PLD Finance Corp., 144A, 7.75%, 11/15/25	13,000	10,839
Par Pharmaceutical, Inc., 144A, 7.50%, 4/1/27	15,000	11,813
Perrigo Finance Unlimited Co., 3.90%, 6/15/30	40,000	37,050
Prestige Brands, Inc. 144A, 5.125%, 1/15/28	10,000	9,650
144A, 3.75%, 4/1/31	14,000	11,900

(Cost $483,478)		411,862

Diversified — 0.1%
Holding Companies-Diversified — 0.1%
Stena International SA, 144A, 6.125%, 2/1/25 (Cost $14,995)	15,000	14,777

Energy — 13.6%
Energy-Alternate Sources — 0.3%
Atlantica Sustainable Infrastructure PLC, 144A, 4.125%, 6/15/28	10,000	9,062
Sunnova Energy Corp., 144A, 5.875%, 9/1/26 (a)	10,000	9,029
TerraForm Power Operating LLC 144A, 5.00%, 1/31/28	18,000	17,322
144A, 4.75%, 1/15/30	20,000	19,050

(Cost $58,182)		54,463

Oil & Gas — 6.2%
Aethon United BR LP / Aethon United Finance Corp., 144A, 8.25%, 2/15/26	28,000	28,624
Antero Resources Corp., 144A, 7.625%, 2/1/29	40,000	43,433
Apache Corp., 5.10%, 9/1/40	58,000	54,157
Ascent Resources Utica Holdings LLC / ARU Finance Corp., 144A, 7.00%, 11/1/26	25,000	25,281

See Notes to Financial Statements.	44

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (Continued)

May 31, 2022

	Principal Amount	Value
Oil & Gas (Continued)
Callon Petroleum Co. 6.125%, 10/1/24	$25,000	$24,945
144A, 8.00%, 8/1/28 (a)	10,000	10,375
Calumet Specialty Products Partners LP / Calumet Finance Corp., 144A, 11.00%, 4/15/25	25,000	25,289
Chesapeake Energy Corp., 144A, 6.75%, 4/15/29	30,000	31,672
CNX Resources Corp., 144A, 7.25%, 3/14/27	20,000	20,981
Colgate Energy Partners III LLC, 144A, 5.875%, 7/1/29	30,000	29,006
Comstock Resources, Inc., 144A, 6.75%, 3/1/29	45,000	45,070
Crescent Energy Finance LLC, 144A, 7.25%, 5/1/26	15,000	14,611
CrownRock LP / CrownRock Finance, Inc., 144A, 5.625%, 10/15/25	35,000	35,394
CVR Energy, Inc., 144A, 5.25%, 2/15/25	30,000	29,550
Encino Acquisition Partners Holdings LLC, 144A, 8.50%, 5/1/28	20,000	20,150
Endeavor Energy Resources LP / EER Finance, Inc., 144A, 5.75%, 1/30/28	20,000	20,446
Ensign Drilling, Inc., 144A, 9.25%, 4/15/24	10,000	9,875
Gulfport Energy Corp., 8.00%, 5/17/26	20,000	20,675
Hilcorp Energy I LP / Hilcorp Finance Co. 144A, 5.75%, 2/1/29	25,000	24,536
144A, 6.25%, 4/15/32	15,000	14,659
Laredo Petroleum, Inc., 9.50%, 1/15/25	40,000	41,612
Matador Resources Co., 5.875%, 9/15/26	30,000	30,450
Moss Creek Resources Holdings, Inc., 144A, 7.50%, 1/15/26	30,000	27,262
Murphy Oil Corp. 5.75%, 8/15/25	50,000	50,922
6.125%, 12/1/42	15,000	13,350
Nabors Industries Ltd., 144A, 7.25%, 1/15/26	35,000	33,967
Nabors Industries, Inc., 144A, 7.375%, 5/15/27	20,000	20,250
Neptune Energy Bondco PLC, 144A, 6.625%, 5/15/25	27,000	26,873
Northern Oil and Gas, Inc., 144A, 8.125%, 3/1/28	10,000	10,241
Parkland Corp. 144A, 5.875%, 7/15/27	10,000	9,850
144A, 4.625%, 5/1/30	25,000	22,588
Patterson-UTI Energy, Inc. 3.95%, 2/1/28	10,000	9,245
5.15%, 11/15/29	10,000	8,971
PBF Holding Co. LLC / PBF Finance Corp. 144A, 9.25%, 5/15/25	40,000	41,800
6.00%, 2/15/28	40,000	35,600

	Principal Amount	Value
Oil & Gas (Continued)
Precision Drilling Corp., 144A, 7.125%, 1/15/26	$20,000	$20,100
Range Resources Corp., 4.875%, 5/15/25	50,000	51,187
Rockcliff Energy II LLC, 144A, 5.50%, 10/15/29	25,000	23,625
SM Energy Co., 6.50%, 7/15/28	20,000	20,006
Southwestern Energy Co. 5.95%, 1/23/25	16,000	16,583
5.375%, 2/1/29	24,000	24,229
5.375%, 3/15/30	30,000	30,566
4.75%, 2/1/32	28,000	27,440
Strathcona Resources Ltd., 144A, 6.875%, 8/1/26	20,000	19,450
Sunoco LP / Sunoco Finance Corp. 6.00%, 4/15/27	30,000	30,707
4.50%, 5/15/29	34,000	31,604
Transocean Guardian Ltd., 144A, 5.875%, 1/15/24	60,640	58,214
Transocean, Inc. 144A,7.50%, 1/15/26	25,000	20,578
144A,11.50%, 1/30/27	15,000	15,096
144A,8.00%, 2/1/27	10,000	7,916
6.80%, 3/15/38	15,000	9,075
Vermilion Energy, Inc., 144A, 6.875%, 5/1/30	10,000	9,616
Viper Energy Partners LP, 144A, 5.375%, 11/1/27	25,000	24,969
W&T Offshore, Inc., 144A, 9.75%, 11/1/23	20,000	19,975

(Cost $1,312,037)		1,372,646

Oil & Gas Services — 1.1%
Archrock Partners LP / Archrock Partners Finance Corp., 144A, 6.25%, 4/1/28	30,000	29,325
CGG SA, 144A, 8.75%, 4/1/27 (a)	13,000	12,434
CSI Compressco LP / CSI Compressco Finance, Inc., 144A, 7.50%, 4/1/25	10,000	9,450
Exterran Energy Solutions LP / EES Finance Corp., 8.125%, 5/1/25	10,000	10,050
Oceaneering International, Inc., 4.65%, 11/15/24	44,000	43,360
Transocean Phoenix 2 Ltd., 144A, 7.75%, 10/15/24	11,250	11,166
Transocean Proteus Ltd., 144A, 6.25%, 12/1/24	12,500	12,156
USA Compression Partners LP / USA Compression Finance Corp., 6.875%, 4/1/26	50,000	49,063
Weatherford International Ltd. 144A, 11.00%, 12/1/24	28,000	28,630
144A, 8.625%, 4/30/30	40,000	38,312

(Cost $240,675)		243,946

See Notes to Financial Statements.	45

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (Continued)

May 31, 2022

	Principal Amount	Value
Pipelines — 6.0%
Antero Midstream Partners LP / Antero Midstream Finance Corp., 144A, 5.75%, 1/15/28	$50,000	$49,875
Buckeye Partners LP 4.125%, 12/1/27	35,000	32,637
144A, 4.50%, 3/1/28	50,000	47,250
Cheniere Energy Partners LP 4.50%, 10/1/29	20,000	19,577
4.00%, 3/1/31	55,000	51,081
Cheniere Energy, Inc., 4.625%, 10/15/28	50,000	48,703
CQP Holdco LP / BIP-V Chinook Holdco LLC, 144A, 5.50%, 6/15/31	30,000	28,489
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.75%, 4/1/25	100,000	99,650
DCP Midstream Operating LP 5.375%, 7/15/25	21,000	21,543
5.125%, 5/15/29	15,000	15,076
144A, 6.45%, 11/3/36	10,000	10,650
144A, 6.75%, 9/15/37	14,000	15,389
5.60%, 4/1/44	10,000	8,937
DT Midstream, Inc., 144A, 4.375%, 6/15/31	50,000	46,750
EnLink Midstream LLC, 5.375%, 6/1/29	25,000	24,394
EnLink Midstream Partners LP 4.15%, 6/1/25	30,000	30,156
5.60%, 4/1/44	25,000	20,562
5.45%, 6/1/47	10,000	7,900
EQM Midstream Partners LP 4.75%, 7/15/23	34,000	34,694
144A, 6.50%, 7/1/27	50,000	49,750
5.50%, 7/15/28	25,000	23,812
144A, 4.75%, 1/15/31	25,000	21,619
6.50%, 7/15/48	10,000	8,675
Genesis Energy LP / Genesis Energy Finance Corp. 8.00%, 1/15/27	30,000	29,694
7.75%, 2/1/28	25,000	24,164
Global Partners LP / GLP Finance Corp., 7.00%, 8/1/27	15,000	14,649
Harvest Midstream I LP, 144A, 7.50%, 9/1/28	15,000	15,094
Hess Midstream Operations LP, 144A, 5.625%, 2/15/26	50,000	51,187
Holly Energy Partners LP / Holly Energy Finance Corp., 144A, 5.00%, 2/1/28	25,000	23,503
ITT Holdings LLC, 144A, 6.50%, 8/1/29	20,000	17,000
New Fortress Energy, Inc. 144A, 6.75%, 9/15/25	25,000	24,674
144A, 6.50%, 9/30/26	25,000	24,433
NGL Energy Operating LLC / NGL Energy Finance Corp., 144A, 7.50%, 2/1/26	40,000	37,675
NGL Energy Partners LP / NGL Energy Finance Corp. 7.50%, 11/1/23 (a)	20,000	18,506
7.50%, 4/15/26	14,000	11,343

	Principal Amount	Value
Pipelines (Continued)
NuStar Logistics LP, 5.625%, 4/28/27	$50,000	$50,400
Rockies Express Pipeline LLC, 144A, 4.95%, 7/15/29	35,000	33,257
Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 144A, 8.50%, 10/15/26	25,000	24,094
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp. 144A, 5.50%, 1/15/28	25,000	23,289
144A, 6.00%, 12/31/30	20,000	18,106
Venture Global Calcasieu Pass LLC 144A, 3.875%, 8/15/29	30,000	28,485
144A, 4.125%, 8/15/31	30,000	28,238
Western Midstream Operating LP 4.55%, 2/1/30	50,000	47,938
5.45%, 4/1/44	25,000	23,125
5.30%, 3/1/48	25,000	23,125
5.75%, 2/1/50	15,000	13,444

(Cost $1,355,646)		1,322,592

Financial — 10.5%
Banks — 0.8%
Deutsche Bank AG 4.50%, 4/1/25 (c)	50,000	49,978
3.729%, 1/14/32 (c)	30,000	25,278
3.742%, 1/7/33 (c)	30,000	24,707
Freedom Mortgage Corp. 144A, 8.25%, 4/15/25	44,000	41,085
144A, 7.625%, 5/1/26	15,000	13,313
Intesa Sanpaolo SpA 144A, 4.198%, 6/1/32	25,000	20,560
144A, 4.95%, 6/1/42	14,000	10,634
Popular, Inc., 6.125%, 9/14/23	6,000	6,096

(Cost $203,232)		191,651

Diversified Financial Services — 3.4%
Advisor Group Holdings, Inc., 144A, 10.75%, 8/1/27	15,000	15,675
AerCap Holdings NV, 5.875%, 10/10/79	10,000	9,325
Ally Financial, Inc., 5.75%, 11/20/25	50,000	51,572
Armor Holdco, Inc., 144A, 8.50%, 11/15/29	12,000	10,395
Castlelake Aviation Finance DAC, 144A, 5.00%, 4/15/27 (a)	14,000	12,154
Cobra AcquisitionCo LLC, 144A, 6.375%, 11/1/29	10,000	7,850
Coinbase Global, Inc. 144A, 3.375%, 10/1/28	25,000	18,375
144A, 3.625%, 10/1/31 (a)	5,000	3,400
Curo Group Holdings Corp., 144A, 7.50%, 8/1/28	20,000	14,625
Enact Holdings, Inc., 144A, 6.50%, 8/15/25	20,000	20,152

See Notes to Financial Statements.	46

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (Continued)

May 31, 2022

	Principal Amount	Value
Diversified Financial Services (Continued)
Global Aircraft Leasing Co. Ltd., 144A, 6.50%, 9/15/24, 6.50% Cash or 7.25% PIK, PIK	$36,965	$29,942
Home Point Capital, Inc., 144A, 5.00%, 2/1/26	20,000	16,500
Jefferies Finance LLC / JFIN Co.-Issuer Corp., 144A, 5.00%, 8/15/28	20,000	18,106
LD Holdings Group LLC 144A, 6.50%, 11/1/25	5,000	4,225
144A, 6.125%, 4/1/28	5,000	4,019
LPL Holdings, Inc., 144A, 4.00%, 3/15/29	25,000	23,219
Midcap Financial Issuer Trust 144A, 6.50%, 5/1/28	20,000	16,900
144A, 5.625%, 1/15/30	12,000	9,420
Nationstar Mortgage Holdings, Inc., 144A, 5.50%, 8/15/28	31,000	29,412
Navient Corp. 5.50%, 1/25/23	25,000	25,125
MTN, 5.625%, 8/1/33	25,000	19,750
NFP Corp. 144A, 4.875%, 8/15/28	20,000	18,750
144A, 6.875%, 8/15/28	45,000	39,330
OneMain Finance Corp. 6.875%, 3/15/25	120,000	122,550
7.125%, 3/15/26	10,000	10,275
5.375%, 11/15/29	20,000	18,646
PennyMac Financial Services, Inc. 144A, 4.25%, 2/15/29	5,000	4,188
144A, 5.75%, 9/15/31	15,000	13,087
PHH Mortgage Corp., 144A, 7.875%, 3/15/26	20,000	19,250
Rocket Mortgage LLC / Rocket Mortgage Co.-Issuer, Inc. 144A, 2.875%, 10/15/26	18,000	16,191
144A, 3.625%, 3/1/29	10,000	8,697
144A, 3.875%, 3/1/31	40,000	33,800
StoneX Group, Inc., 144A, 8.625%, 6/15/25	10,000	10,348
United Wholesale Mortgage LLC 144A, 5.50%, 11/15/25	10,000	9,500
144A, 5.75%, 6/15/27	10,000	9,050
144A, 5.50%, 4/15/29 (a)	15,000	13,223
VistaJet Malta Finance PLC / XO Management Holding, Inc. 144A, 7.875%, 5/1/27	16,000	15,120
144A, 6.375%, 2/1/30	20,000	17,100

(Cost $786,216)		739,246

Insurance — 1.9%
Acrisure LLC / Acrisure Finance, Inc. 144A, 7.00%, 11/15/25	35,000	34,125
144A, 4.25%, 2/15/29	16,000	14,200
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer, 144A, 6.75%, 10/15/27	41,000	39,778

	Principal Amount	Value
Insurance (Continued)
AmWINS Group, Inc., 144A, 4.875%, 6/30/29	$15,000	$13,936
AssuredPartners, Inc., 144A, 5.625%, 1/15/29	20,000	17,485
BroadStreet Partners, Inc., 144A, 5.875%, 4/15/29	14,000	11,970
Genworth Holdings, Inc. 4.80%, 2/15/24	50,000	50,370
3.414%, 11/15/36	15,000	7,762
Global Atlantic Fin Co., 144A, 4.70%, 10/15/51	15,000	13,073
HUB International Ltd., 144A, 7.00%, 5/1/26	80,000	81,030
Liberty Mutual Group, Inc. 144A, 7.80%, 3/15/37	10,000	12,412
144A, 4.125%, 12/15/51	30,000	26,219
144A, 4.30%, 2/1/61	10,000	7,394
MBIA, Inc., 5.70%, 12/1/34	10,000	9,300
MGIC Investment Corp., 5.25%, 8/15/28	30,000	29,135
Radian Group, Inc., 6.625%, 3/15/25	25,000	25,868
USI, Inc., 144A, 6.875%, 5/1/25	30,000	29,513

(Cost $440,118)		423,570

Real Estate — 0.7%
Cushman & Wakefield US Borrower LLC, 144A, 6.75%, 5/15/28	20,000	20,206
Howard Hughes Corp. 144A, 5.375%, 8/1/28	35,000	34,109
144A, 4.375%, 2/1/31	10,000	8,912
Hunt Cos., Inc., 144A, 5.25%, 4/15/29	25,000	23,750
Kennedy-Wilson, Inc. 4.75%, 3/1/29	15,000	13,575
5.00%, 3/1/31	10,000	8,850
Newmark Group, Inc., 6.125%, 11/15/23	10,000	10,150
Realogy Group LLC / Realogy Co.-Issuer Corp. 144A, 5.75%, 1/15/29	15,000	13,443
144A, 5.25%, 4/15/30	15,000	13,142
WeWork Cos. LLC / WW Co.-Obligor, Inc., 144A, 5.00%, 7/10/25	10,000	7,793
WeWork Cos., Inc., 144A, 7.875%, 5/1/25	12,000	10,084

(Cost $177,463)		164,014

Real Estate Investment Trusts — 3.2%
Apollo Commercial Real Estate Finance, Inc., 144A, 4.625%, 6/15/29	10,000	8,575
Brookfield Property REIT, Inc. / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LL, 144A, 5.75%, 5/15/26	45,000	44,437

See Notes to Financial Statements.	47

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (Continued)

May 31, 2022

	Principal Amount	Value
Real Estate Investment Trusts (Continued)
Diversified Healthcare Trust 9.75%, 6/15/25	$30,000	$31,632
4.75%, 2/15/28	10,000	8,403
4.375%, 3/1/31	15,000	11,831
Global Net Lease, Inc. / Global Net Lease Operating Partnership LP, 144A, 3.75%, 12/15/27	10,000	9,125
HAT Holdings I LLC / HAT Holdings II LLC, 144A, 3.75%, 9/15/30	25,000	21,000
Iron Mountain, Inc. 144A, 4.875%, 9/15/27	75,000	73,992
144A, 4.50%, 2/15/31	25,000	22,492
144A, 5.625%, 7/15/32	30,000	28,725
iStar, Inc., 4.75%, 10/1/24	25,000	25,032
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 144A, 4.25%, 2/1/27	20,000	18,050
MPT Operating Partnership LP / MPT Finance Corp. 5.00%, 10/15/27	50,000	49,819
3.50%, 3/15/31	25,000	21,926
New Residential Investment Corp., 144A, 6.25%, 10/15/25	20,000	18,900
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co.-Issuer 144A, 7.50%, 6/1/25	10,000	10,405
144A, 5.875%, 10/1/28	11,000	10,914
144A, 4.875%, 5/15/29	10,000	9,538
RHP Hotel Properties LP / RHP Finance Corp., 144A, 4.50%, 2/15/29	20,000	18,750
RLJ Lodging Trust LP 144A, 3.75%, 7/1/26	10,000	9,670
144A, 4.00%, 9/15/29	10,000	9,100
SBA Communications Corp. 3.875%, 2/15/27	50,000	49,131
3.125%, 2/1/29	35,000	31,238
Service Properties Trust 4.65%, 3/15/24	20,000	18,775
7.50%, 9/15/25	12,000	11,914
4.95%, 2/15/27	25,000	20,875
4.95%, 10/1/29	25,000	19,766
Starwood Property Trust, Inc. 144A, 3.75%, 12/31/24	10,000	9,650
4.75%, 3/15/25	10,000	9,933
144A, 4.375%, 1/15/27	10,000	9,475
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 144A, 6.50%, 2/15/29	36,000	30,600
XHR LP, 144A, 4.875%, 6/1/29	20,000	18,850

(Cost $722,212)		692,523

Venture Capital — 0.5%
Compass Group Diversified Holdings LLC, 144A, 5.25%, 4/15/29	18,000	16,276

	Principal Amount	Value
Venture Capital (Continued)
Icahn Enterprises LP / Icahn Enterprises Finance Corp. 6.25%, 5/15/26	$50,000	$50,825
5.25%, 5/15/27	45,000	43,685

(Cost $116,538)		110,786

Industrial — 10.7%
Aerospace/Defense — 2.5%
Bombardier, Inc. 144A, 7.50%, 12/1/24	57,000	55,432
144A, 7.125%, 6/15/26	25,000	22,914
144A, 7.875%, 4/15/27	45,000	41,378
Howmet Aerospace, Inc. 5.125%, 10/1/24	86,000	88,902
6.875%, 5/1/25	20,000	21,456
5.95%, 2/1/37	25,000	25,226
Spirit AeroSystems, Inc. 144A, 7.50%, 4/15/25	50,000	50,421
4.60%, 6/15/28	25,000	20,625
TransDigm, Inc. 144A, 8.00%, 12/15/25	40,000	41,848
144A, 6.25%, 3/15/26	27,000	27,464
6.375%, 6/15/26	25,000	24,844
7.50%, 3/15/27	50,000	51,000
4.875%, 5/1/29	35,000	31,588
Triumph Group, Inc., 144A, 6.25%, 9/15/24	50,000	47,875

(Cost $561,197)		550,973

Building Materials — 1.1%
Builders FirstSource, Inc., 144A, 5.00%, 3/1/30	25,000	23,500
Cornerstone Building Brands, Inc., 144A, 6.125%, 1/15/29	10,000	7,464
CP Atlas Buyer, Inc., 144A, 7.00%, 12/1/28	15,000	12,450
Griffon Corp., 5.75%, 3/1/28	25,000	24,250
JELD-WEN, Inc., 144A, 4.875%, 12/15/27	20,000	18,325
Masonite International Corp., 144A, 3.50%, 2/15/30	25,000	21,906
New Enterprise Stone & Lime Co., Inc., 144A, 5.25%, 7/15/28	20,000	17,750
Oscar AcquisitionCo LLC / Oscar Finance, Inc., 144A, 9.50%, 4/15/30	14,000	12,530
SRM Escrow Issuer LLC, 144A, 6.00%, 11/1/28	25,000	23,466
Standard Industries, Inc. 144A, 4.75%, 1/15/28	20,000	19,033
144A, 4.375%, 7/15/30	17,000	15,374
144A, 3.375%, 1/15/31	17,000	14,323
Summit Materials LLC / Summit Materials Finance Corp., 144A, 5.25%, 1/15/29	27,000	25,650
Victors Merger Corp., 144A, 6.375%, 5/15/29	10,000	6,538

(Cost $261,312)		242,559

See Notes to Financial Statements.	48

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (Continued)

May 31, 2022

	Principal Amount	Value
Electrical Components & Equipment — 0.5%
Energizer Holdings, Inc., 144A, 4.375%, 3/31/29	$25,000	$21,219
EnerSys, 144A, 5.00%, 4/30/23	50,000	49,625
WESCO Distribution, Inc., 144A, 7.25%, 6/15/28	40,000	42,100

(Cost $114,816)		112,944

Electronics — 0.8%
II-VI, Inc., 144A, 5.00%, 12/15/29	20,000	18,956
Imola Merger Corp., 144A, 4.75%, 5/15/29	49,000	46,244
Sensata Technologies BV, 144A, 5.625%, 11/1/24	100,000	101,506
Sensata Technologies, Inc., 144A, 3.75%, 2/15/31	20,000	17,975

(Cost $194,906)		184,681

Engineering & Construction — 0.5%
AECOM, 5.125%, 3/15/27	35,000	35,129
Artera Services LLC, 144A, 9.033%, 12/4/25	15,000	11,925
Brand Industrial Services, Inc., 144A, 8.50%, 7/15/25	19,000	15,789
Cellnex Finance Co. SA, 144A, 3.875%, 7/7/41	20,000	14,900
Global Infrastructure Solutions, Inc., 144A, 7.50%, 4/15/32	15,000	12,938
TopBuild Corp., 144A, 4.125%, 2/15/32	10,000	8,848
Tutor Perini Corp., 144A, 6.875%, 5/1/25 (a)	15,000	14,025

(Cost $127,871)		113,554

Environmental Control — 0.8%
Clean Harbors, Inc. 144A, 4.875%, 7/15/27	11,000	11,033
144A, 5.125%, 7/15/29	5,000	4,825
Covanta Holding Corp., 5.00%, 9/1/30	20,000	17,600
GFL Environmental, Inc. 144A, 3.75%, 8/1/25	50,000	49,653
144A, 4.00%, 8/1/28 (a)	20,000	18,100
144A, 3.50%, 9/1/28	10,000	9,234
144A, 4.75%, 6/15/29	25,000	22,867
Madison IAQ LLC, 144A, 5.875%, 6/30/29	30,000	23,550
Stericycle, Inc., 144A, 3.875%, 1/15/29	10,000	9,129

(Cost $182,761)		165,991

Machinery-Construction & Mining — 0.2%
Terex Corp., 144A, 5.00%, 5/15/29	20,000	18,706

	Principal Amount	Value
Machinery-Construction & Mining (Continued)
Vertiv Group Corp., 144A, 4.125%, 11/15/28	$20,000	$17,831

(Cost $39,950)		36,537

Machinery-Diversified — 0.2%
Mueller Water Products, Inc., 144A, 4.00%, 6/15/29	10,000	9,150
SPX FLOW, Inc., 144A, 8.75%, 4/1/30	15,000	12,337
Titan Acquisition Ltd. / Titan Co-Borrower LLC, 144A, 7.75%, 4/15/26	20,000	18,850

(Cost $41,044)		40,337

Metal Fabricate/Hardware — 0.0%
Roller Bearing Co. of America, Inc., 144A, 4.375%, 10/15/29
(Cost $9,348)	10,000	8,913

Miscellaneous Manufacturing — 0.4%
Amsted Industries, Inc., 144A, 5.625%, 7/1/27	10,000	9,675
FXI Holdings, Inc. 144A, 7.875%, 11/1/24	10,000	9,250
144A, 12.25%, 11/15/26	25,000	24,851
Gates Global LLC / Gates Corp., 144A, 6.25%, 1/15/26	25,000	24,500
Hillenbrand, Inc. 5.75%, 6/15/25	15,000	15,446
3.75%, 3/1/31	10,000	9,340

(Cost $91,994)		93,062

Packaging & Containers — 3.1%
ARD Finance SA, 144A, 6.50%, 6/30/27, 6.50% Cash or 7.25% PIK, PIK	20,000	15,852
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC, 144A, 4.00%, 9/1/29	36,000	31,248
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 144A, 4.125%, 8/15/26	25,000	23,331
144A, 5.25%, 8/15/27 (a)	40,000	33,600
144A, 5.25%, 8/15/27	30,000	25,693
Ball Corp. 5.25%, 7/1/25	20,000	20,600
4.875%, 3/15/26	16,000	16,372
2.875%, 8/15/30	30,000	26,100
3.125%, 9/15/31	22,000	19,277
Berry Global, Inc., 144A, 5.625%, 7/15/27	39,000	38,908
Clydesdale Acquisition Holdings, Inc., 144A, 8.75%, 4/15/30	20,000	18,002
Crown Americas LLC / Crown Americas Capital Corp. V, 4.25%, 9/30/26	30,000	29,581
Crown Cork & Seal Co., Inc., 7.375%, 12/15/26	10,000	10,550
Graham Packaging Co., Inc., 144A, 7.125%, 8/15/28	25,000	20,500

See Notes to Financial Statements.	49

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (Continued)

May 31, 2022

	Principal Amount	Value
Packaging & Containers (Continued)
Graphic Packaging International LLC 4.125%, 8/15/24	$46,000	$45,943
144A, 3.50%, 3/1/29	10,000	9,075
144A, 3.75%, 2/1/30	10,000	8,970
Intelligent Packaging Ltd Finco, Inc. / Intelligent Packaging Ltd Co.-Issuer LLC, 144A, 6.00%, 9/15/28	10,000	9,300
Intertape Polymer Group, Inc., 144A, 4.375%, 6/15/29	20,000	20,800
LABL, Inc. 144A, 10.50%, 7/15/27	25,000	23,940
144A, 5.875%, 11/1/28	25,000	23,000
Mauser Packaging Solutions Holding Co., 144A, 7.25%, 4/15/25	35,000	33,950
OI European Group BV, 144A, 4.75%, 2/15/30	10,000	8,825
Owens-Brockway Glass Container, Inc. 144A, 5.875%, 8/15/23	36,000	36,630
144A, 6.625%, 5/13/27 (a)	13,000	12,883
Sealed Air Corp., 144A, 5.50%, 9/15/25	57,000	58,656
Trident TPI Holdings, Inc., 144A, 6.625%, 11/1/25	10,000	9,375
Trivium Packaging Finance BV, 144A, 5.50%, 8/15/26	50,000	49,813

(Cost $718,462)		680,774

Transportation — 0.3%
Altera Infrastructure LP/Teekay Offshore Finance Corp., 144A, 8.50%, 7/15/23	10,000	5,513
First Student Bidco, Inc. / First Transit Parent, Inc., 144A, 4. 00%, 7/31/29	25,000	22,250
Navios South American Logistics, Inc. / Navios Logistics Finance US, Inc., 144A, 10.75%, 7/1/25	10,000	10,206
Watco Cos. LLC / Watco Finance Corp., 144A, 6.50%, 6/15/27	13,000	12,391
XPO Logistics, Inc., 144A, 6.25%, 5/1/25	11,000	11,385

(Cost $69,994)		61,745

Trucking & Leasing — 0.3%
Fly Leasing Ltd., 144A, 7.00%, 10/15/24	15,000	12,459
Fortress Transportation and Infrastructure Investors LLC 144A, 6.50%, 10/1/25	31,000	30,457
144A, 5.50%, 5/1/28	18,000	15,565

(Cost $62,898)		58,481

Technology — 4.5%
Computers — 1.6%
Ahead DB Holdings LLC, 144A, 6.625%, 5/1/28	15,000	12,900
Booz Allen Hamilton, Inc., 144A, 3.875%, 9/1/28	40,000	37,545

	Principal Amount	Value
Computers (Continued)
Condor Merger Sub, Inc., 144A, 7.375%, 2/15/30	$40,000	$35,388
Crowdstrike Holdings, Inc., 3.00%, 2/15/29	15,000	13,687
Diebold Nixdorf, Inc., 144A, 9.375%, 7/15/25	20,000	15,300
Exela Intermediate LLC / Exela Finance, Inc., 144A, 11.50%, 7/15/26	18,000	6,390
NCR Corp. 144A, 5.125%, 4/15/29	40,000	38,250
144A, 6.125%, 9/1/29	25,000	24,031
Presidio Holdings, Inc., 144A, 8.25%, 2/1/28	25,000	24,625
Seagate HDD Cayman 4.75%, 6/1/23	14,000	14,269
4.875%, 3/1/24	13,000	13,427
4.875%, 6/1/27	10,000	10,150
4.091%, 6/1/29	14,000	13,265
3.125%, 7/15/29	13,000	11,439
4.125%, 1/15/31	40,000	37,031
3.375%, 7/15/31	5,000	4,325
5.75%, 12/1/34	10,000	9,732
Vericast Corp., 144A, 11.00%, 9/15/26	20,000	20,050
Virtusa Corp., 144A, 7.125%, 12/15/28	10,000	8,500

(Cost $373,568)		350,304

Office/Business Equipment — 0.4%
Pitney Bowes, Inc. 4.625%, 3/15/24	10,000	9,675
144A, 6.875%, 3/15/27	12,000	10,633
Xerox Corp. 4.625%, 3/15/23	25,000	25,250
6.75%, 12/15/39	16,000	14,525
Xerox Holdings Corp., 144A, 5.50%, 8/15/28 (a)	25,000	22,750

(Cost $89,425)		82,833

Semiconductors — 0.2%
Amkor Technology, Inc., 144A, 6.625%, 9/15/27	15,000	15,019
Entegris, Inc., 144A, 4.375%, 4/15/28	10,000	9,512
ON Semiconductor Corp., 144A, 3.875%, 9/1/28	15,000	14,308

(Cost $41,341)		38,839

Software — 2.3%
Black Knight InfoServ LLC, 144A, 3.625%, 9/1/28	12,000	11,403
Boxer Parent Co., Inc. 144A, 7.125%, 10/2/25	12,000	11,757
144A, 9.125%, 3/1/26	10,000	9,790
Camelot Finance SA, 144A, 4.50%, 11/1/26	15,000	14,392

See Notes to Financial Statements.	50

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (Continued)

May 31, 2022

	Principal Amount	Value
Software (Continued)
CDK Global, Inc., 144A, 5.25%, 5/15/29	$25,000	$25,088
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 144A, 5.75%, 3/1/25	25,000	24,935
Clarivate Science Holdings Corp., 144A, 4.875%, 7/1/29	38,000	34,053
Consensus Cloud Solutions, Inc., 144A, 6.50%, 10/15/28	16,000	14,500
Fair Isaac Corp., 144A, 4.00%, 6/15/28	20,000	18,922
Minerva Merger Sub, Inc., 144A, 6.50%, 2/15/30	50,000	46,485
MSCI, Inc. 144A, 4.00%, 11/15/29 (a)	10,000	9,500
144A, 3.875%, 2/15/31	20,000	18,752
144A, 3.625%, 11/1/31	25,000	22,742
144A, 3.25%, 8/15/33	30,000	26,266
Open Text Corp., 144A, 3.875%, 12/1/29	25,000	22,917
Open Text Holdings, Inc., 144A, 4.125%, 2/15/30	50,000	46,500
PTC, Inc., 144A, 3.625%, 2/15/25	25,000	24,956
Rackspace Technology Global, Inc., 144A, 5.375%, 12/1/28 (a)	30,000	23,839
Rocket Software, Inc., 144A, 6.50%, 2/15/29	10,000	7,825
SS&C Technologies, Inc., 144A, 5.50%, 9/30/27	20,000	20,093
Twilio, Inc., 3.875%, 3/15/31	33,000	30,004
Veritas US, Inc. / Veritas Bermuda Ltd., 144A, 7.50%, 9/1/25	45,000	39,655
Ziff Davis, Inc., 144A, 4.625%, 10/15/30	14,000	12,282

(Cost $562,393)		516,656

Utilities — 1.2%
Electric — 1.0%
Calpine Corp. 144A, 5.25%, 6/1/26	21,000	20,632
144A, 5.125%, 3/15/28	25,000	23,456
144A, 4.625%, 2/1/29	20,000	17,700
144A, 5.00%, 2/1/31	5,000	4,475
144A, 3.75%, 3/1/31	20,000	17,652
Clearway Energy Operating LLC, 144A, 4.75%, 3/15/28	50,000	47,938
NextEra Energy Operating Partners LP, 144A, 4.50%, 9/15/27	50,000	48,762
Pattern Energy Operations LP / Pattern Energy Operations, Inc., 144A, 4.50%, 8/15/28	20,000	18,870
Pike Corp., 144A, 5.50%, 9/1/28	10,000	8,500

(Cost $221,195)		207,985

	Principal Amount	Value
Gas — 0.2%
AmeriGas Partners LP / AmeriGas Finance Corp., 5.625%, 5/20/24
(Cost $52,644)	$50,000	$51,000

TOTAL CORPORATE BONDS
(Cost $22,735,059)		21,556,723

	Number of Shares
SECURITIES LENDING COLLATERAL — 1.4%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.68% (d)(e)
(Cost $302,229)	302,229	302,229

CASH EQUIVALENTS — 1.9%
DWS Government Money Market Series “Institutional Shares”, 0.72% (d)
(Cost $412,215)	412,215	412,215

TOTAL INVESTMENTS — 101.2%
(Cost $23,449,503)		$22,271,167
Other assets and liabilities, net — (1.2%)		(264,203)

NET ASSETS — 100.0%		$22,006,964

See Notes to Financial Statements.	51

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (Continued)

May 31, 2022

A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2022 is as follows:

Value ($) at 5/31/2021	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 5/31/2022	Value ($) at 5/31/2022
CORPORATE BONDS — 0.5%
Financial — 0.5%
Deutsche Bank AG, 4.50%, 4/1/25 (c)
81,427	52,017		(73,591)	(5,998)	(3,877)	5,277	—	50,000	49,978
Deutsche Bank AG, 3.73%, 1/14/32 (c)
—	24,869		—	—	409	89	—	30,000	25,278
Deutsche Bank AG, 3.74%, 1/7/33 (c)
—	28,147		—	—	(3,440)	279	—	30,000	24,707

SECURITIES LENDING COLLATERAL — 1.4%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.68% (d)(e)
123,494	178,735	(f)	—	—	—	232	—	302,229	302,229

CASH EQUIVALENTS — 1.9%
DWS Government Money Market Series “Institutional Shares”, 0.72% (d)
104,701	3,863,677		(3,556,163)	—	—	407	—	412,215	412,215

309,622	4,147,445		(3,629,754)	(5,998)	(6,908)	6,284	—	824,444	814,407

(a)

All or a portion of these securities were on loan. In addition, “Other assets and liabilities, net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2022 amounted to $530,745, which is 2.4% of net assets.

(b)	Perpetual, callable security with no stated maturity date.
(c)	Affiliated issuer. This security is owned in proportion with its representation in the index.
(d)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(e)

Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $246,476.

(f)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended May 31, 2022.

MTN:	Medium Term Note
PIK:	Denotes that all or a portion of the income is paid in-kind in the form of additional principal.
REIT:	Real Estate Investment Trust
REGS:	Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2022 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds (a)	$—	$21,556,723	$—	$21,556,723
Short-Term Investments (a)	714,444	—	—	714,444

TOTAL	$714,444	$21,556,723	$—	$22,271,167

(a)	See Schedule of Investments for additional detailed categorizations.

See Notes to Financial Statements.	52

DBX ETF Trust

Schedule of Investments

Xtrackers Municipal Infrastructure Revenue Bond ETF

May 31, 2022

	Principal Amount	Value
MUNICIPAL BONDS — 98.0%
Alabama — 0.1%
Lower Alabama Gas District, Natural Gas Revenue, Series A, 5.00%, 9/1/31 (Cost $193,070)	$160,000	$174,415

Arizona — 1.1%
City of Mesa AZ Utility System Revenue, Multiple Utility Revenue, Series A, 5.00%, 7/1/43	500,000	563,319
Salt River Project Agricultural Improvement & Power District, Electric, Power & Light Revenue, Series A, 5.00%, 1/1/33	35,000	39,535
Series A, 5.00%, 1/1/36	15,000	16,799
Series A, 5.00%, 1/1/39	500,000	556,504
Series A, 5.00%, 1/1/47	500,000	563,939
Series A, 3.00%, 1/1/49	65,000	54,869

(Cost $1,885,806)		1,794,965

California — 20.0%
Bay Area Toll Authority, Highway Revenue Tolls, Series S-7, 4.00%, 4/1/37	65,000	67,314
4.00%, 4/1/38	25,000	25,805
4.00%, 4/1/49	25,000	25,253
Sub-Series S-8, 3.00%, 4/1/54	535,000	455,716
City of Long Beach CA Harbor Revenue, Private Airport & Marina Revenue, Series C, 5.00%, 5/15/47	30,000	32,377
City of Los Angeles Department of Airports, Private Airport & Marina Revenue, Series A, 5.00%, 5/15/34	105,000	120,287
Series A, 5.00%, 5/15/35	25,000	28,566
Series A, 5.00%, 5/15/36	35,000	39,950
5.00%, 5/15/37	45,000	51,299
Series A, 5.00%, 5/15/38	300,000	341,456
5.00%, 5/15/39	40,000	45,455
5.00%, 5/15/40	55,000	62,412
Series D, AMT, 5.00%, 5/15/43	125,000	135,669
Series A, AMT, 4.00%, 5/15/44	1,225,000	1,234,089
Series C, AMT, 5.00%, 5/15/44	200,000	213,574
Series E, 5.00%, 5/15/44	25,000	27,794
Series F, AMT, 5.00%, 5/15/44	200,000	216,739
Series B, 5.00%, 5/15/45	260,000	297,162
Series C, AMT, 5.00%, 5/15/45	50,000	54,785
Series A, AMT, 5.00%, 5/15/46	600,000	659,897
Series B, 5.00%, 5/15/48	250,000	284,666
Series E, 5.00%, 5/15/48	20,000	22,220
Series F, AMT, 3.00%, 5/15/49	330,000	265,628
Series F, AMT, 4.00%, 5/15/49	500,000	500,948
Series D, AMT, 5.00%, 5/15/49	100,000	107,292
Series C, AMT, 4.00%, 5/15/50	500,000	500,623
Series A, AMT, 5.00%, 5/15/51	135,000	147,796
City of Sacramento CA Transient Occupancy Tax Revenue, Hotel Occupancy Tax, Series A, 5.00%, 6/1/48	25,000	27,387

	Principal Amount	Value
California (Continued)
City of San Francisco CA Public Utilities Commission Water Revenue, Water Revenue, Series D, 5.00%, 11/1/32	$150,000	$167,729
Series D, 3.00%, 11/1/50	340,000	288,833
Series C, 4.00%, 11/1/50	1,000,000	1,020,673
East Bay Municipal Utility District Water System Revenue, Water Revenue, Series A, 5.00%, 6/1/45	115,000	126,133
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue, Sales Tax Revenue, Series A, 5.00%, 6/1/32	25,000	29,488
Series A, 5.00%, 6/1/33	160,000	188,312
Series A, 5.00%, 6/1/34	315,000	368,493
Series A, 5.00%, 6/1/35	130,000	151,463
Series A, 5.00%, 6/1/37	375,000	434,100
Series A, 4.00%, 6/1/39	40,000	42,330
Series A, 5.00%, 7/1/42	225,000	247,741
Series A, 5.00%, 7/1/44	430,000	480,583
Los Angeles Department of Water & Power Power System Revenue, Electric, Power & Light Revenue, Series D, 5.00%, 7/1/32	85,000	97,808
Series D, 5.00%, 7/1/34	45,000	50,651
Series D, 5.00%, 7/1/35	130,000	146,172
Series B, 5.00%, 7/1/39	600,000	693,530
Series B, 5.00%, 7/1/40	260,000	300,279
Series C, 5.00%, 7/1/42	120,000	132,069
Series D, 5.00%, 7/1/43	140,000	156,353
Series D, 5.00%, 7/1/44	125,000	141,546
Series A, 5.00%, 7/1/45	60,000	67,327
Series C, 5.00%, 7/1/47	200,000	218,772
Series C, 5.00%, 7/1/49	1,135,000	1,277,404
Los Angeles Department of Water & Power Water System Revenue, Water Revenue, Series A, 5.00%, 7/1/41	270,000	312,447
Series B, 5.00%, 7/1/43	315,000	352,539
Series A, 5.00%, 7/1/48	210,000	231,818
Series A, 5.00%, 7/1/50	210,000	239,428
Los Angeles Department of Water & Power, Electric, Power & Light Revenue, Series B, 5.00%, 7/1/45	45,000	51,607
Series B, 5.00%, 7/1/48	500,000	573,688
Metropolitan Water District of Southern California, Water Revenue, Series C, 5.00%, 7/1/39	25,000	28,858
Series C, 5.00%, 7/1/40	100,000	115,258
Series A, 5.00%, 10/1/45	225,000	255,917
Riverside County Transportation Commission, Highway Revenue Tolls, 4.00%, 6/1/40	50,000	50,640
Series B-1, 4.00%, 6/1/46	10,000	9,999
Series B-1, 3.00%, 6/1/49	1,000,000	787,004
Sacramento County Sanitation Districts Financing Authority, Intergovernmental, 5.00%, 12/1/32	100,000	121,874
5.00%, 12/1/33	30,000	35,924

See Notes to Financial Statements.	53

DBX ETF Trust

Schedule of Investments

Xtrackers Municipal Infrastructure Revenue Bond ETF (Continued)

May 31, 2022

	Principal Amount	Value
California (Continued)
Sacramento Municipal Utility District, Electric, Power & Light Revenue, Series H, 4.00%, 8/15/45	$415,000	$426,540
San Diego County Regional Airport Authority, Private Airport & Marina Revenue, Series A, 5.00%, 7/1/49	200,000	216,471
Series A, 4.00%, 7/1/51	1,400,000	1,438,220
Series B, AMT, 4.00%, 7/1/51	250,000	246,864
Series A, 5.00%, 7/1/51	1,000,000	1,099,958
Series B, AMT, 5.00%, 7/1/51	500,000	541,152
Series A, 5.00%, 7/1/56	1,300,000	1,424,385
San Francisco City & County Airport Commission-San Francisco International Airport, Private Airport & Marina Revenue, Series 2020A, AMT, 5.00%, 5/1/37	600,000	664,006
Series A, AMT, 5.00%, 5/1/37	1,015,000	1,111,153
Series A, AMT, 5.00%, 5/1/39	50,000	54,575
AMT, 5.00%, 5/1/43	320,000	343,645
Series A, AMT, 5.00%, 5/1/44	1,310,000	1,415,755
Series E, AMT, 5.00%, 5/1/45	1,225,000	1,321,734
Series A, AMT, 5.00%, 5/1/47	200,000	209,252
Series B, 5.00%, 5/1/47	260,000	281,189
Series D, AMT, 5.00%, 5/1/48	75,000	80,110
Series E, 5.00%, 5/1/48	25,000	27,188
Series D, AMT, 5.25%, 5/1/48	870,000	940,734
Series A, AMT, 4.00%, 5/1/49	1,000,000	996,986
Series A, AMT, 5.00%, 5/1/49	200,000	215,496
Series E, AMT, 5.00%, 5/1/50	370,000	398,363
Series F, 5.00%, 5/1/50	900,000	989,121
San Francisco City & County Public Utilities Commission Wastewater Revenue, Sewer Revenue, Series A, 4.00%, 10/1/43	110,000	113,161
San Francisco Municipal Transportation Agency, Transit Revenue, Series C, 4.00%, 3/1/51	40,000	40,637
Series C, 5.00%, 3/1/51	750,000	852,633
Southern California Public Power Authority, Natural Gas Revenue, Series A, 5.00%, 11/1/33	570,000	639,387
State of California Department of Water Resources, Water Revenue, Series BB, 5.00%, 12/1/32	70,000	82,882
Series BB, 5.00%, 12/1/33	45,000	52,826
Series BB, 5.00%, 12/1/34	25,000	29,254
Series BB, 5.00%, 12/1/35	45,000	52,589

(Cost $35,267,093)		32,293,215

Colorado — 3.3%
City & County of Denver Co. Airport System Revenue, Private Airport & Marina Revenue, Series A, AMT, 5.00%, 12/1/32	285,000	310,606
Series A, AMT, 5.00%, 12/1/34	350,000	380,243
Series A, AMT, 5.00%, 12/1/35	1,000,000	1,085,289

	Principal Amount	Value
Colorado (Continued)
Sub-Series A, AMT, 5.00%, 12/1/36	$300,000	$349,404
Series A, AMT, 5.00%, 12/1/37	20,000	21,672
Series A, AMT, 5.00%, 12/1/38	320,000	346,271
Series A, AMT, 4.00%, 12/1/43	650,000	650,700
Series A, AMT, 5.00%, 12/1/43	325,000	348,214
Series A, AMT, 5.00%, 12/1/48	700,000	745,647
Sub-Series B, 5.00%, 12/1/48	40,000	43,494
City & County of Denver Co. Hotel Occupancy Tax, Series A, 4.00%, 8/1/51	700,000	713,772
City of Colorado Springs CO Utilities System Revenue, Multiple Utility Revenue, Series B, 4.00%, 11/15/51	100,000	103,229
Colorado Bridge Enterprise, Miscellaneous Revenue, AMT, 4.00%, 6/30/51	250,000	248,129

(Cost $5,663,596)		5,346,670

Connecticut — 0.4%
State of Connecticut Special Tax Revenue, Fuel Sales Tax Revenue, 5.00%, 5/1/32	70,000	80,938
5.00%, 5/1/33	105,000	120,905
5.00%, 5/1/34	25,000	28,671
5.00%, 5/1/35	10,000	11,453
5.00%, 5/1/37	100,000	113,935
5.00%, 5/1/38	100,000	113,670
5.00%, 5/1/40	120,000	135,974

(Cost $666,469)		605,546

District of Columbia — 4.3%
District of Columbia Water & Sewer Authority, Water Revenue, Series B, 5.00%, 10/1/49	250,000	276,015
District of Columbia, Income Tax Revenue, Series A, 4.00%, 3/1/39	110,000	115,806
Series A, 4.00%, 3/1/40	105,000	110,387
Series A, 5.00%, 3/1/44	525,000	599,635
Series C, 5.00%, 5/1/45	170,000	195,666
Metropolitan Washington Airports Authority Aviation Revenue, Private Airport & Marina Revenue, Series A, AMT, 5.00%, 10/1/32	100,000	113,902
AMT, 5.00%, 10/1/42	130,000	139,019
Series A, AMT, 5.00%, 10/1/46	850,000	936,423
Series A, AMT, 5.00%, 10/1/48	175,000	187,668
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Highway Revenue Tolls, Series B, 4.00%, 10/1/44	1,000,000	975,839
Series B, 5.00%, 10/1/47	500,000	530,355
Series B, 4.00%, 10/1/49	80,000	76,554
Series B, 3.00%, 10/1/50	1,200,000	1,020,503
Series B, 4.00%, 10/1/53	1,350,000	1,274,646
Washington Metropolitan Area Transit Authority, Transit Revenue, Series B, 5.00%, 7/1/42	365,000	398,820

(Cost $7,679,253)		6,951,238

See Notes to Financial Statements.	54

DBX ETF Trust

Schedule of Investments

Xtrackers Municipal Infrastructure Revenue Bond ETF (Continued)

May 31, 2022

	Principal Amount	Value
Florida — 9.4%
Broward County FL Water & Sewer Utility Revenue, Water Revenue, Series A, 4.00%, 10/1/47	$240,000	$247,653
Central Florida Expressway Authority, Highway Revenue Tolls, Series D, 5.00%, 7/1/35	40,000	46,376
5.00%, 7/1/38	125,000	134,844
4.00%, 7/1/41	10,000	10,197
City of Cape Coral FL Water & Sewer Revenue, Water Revenue, 5.00%, 10/1/39	150,000	164,840
City of Gainesville FL Utilities System Revenue, Multiple Utility Revenue, Series A, 5.00%, 10/1/44	380,000	421,821
Series A, 5.00%, 10/1/47	215,000	237,818
City of Tampa FL Water & Wastewater System Revenue, Water Revenue, Series A, 5.00%, 10/1/54	1,000,000	1,134,054
County of Broward FL Airport System Revenue, Private Airport & Marina Revenue, Series A, AMT, 4.00%, 10/1/44	100,000	99,894
AMT, 5.00%, 10/1/47	45,000	47,728
Series A, AMT, 4.00%, 10/1/49	150,000	149,542
County of Broward FL Port Facilities Revenue, Private Airport & Marina Revenue, Series B, AMT, 4.00%, 9/1/44	500,000	506,356
County of Miami-Dade FL Aviation Revenue, Private Airport & Marina Revenue, Series B, AMT, 5.00%, 10/1/40	270,000	285,881
Series A, AMT, 4.00%, 10/1/44	400,000	395,498
Series A, AMT, 5.00%, 10/1/44	1,000,000	1,070,354
Series A, AMT, 5.00%, 10/1/49	380,000	404,457
County of Miami-Dade FL Transit System, Sales Tax Revenue, Series A, 4.00%, 7/1/49	500,000	512,553
Series A, 4.00%, 7/1/50	90,000	92,177
County of Miami-Dade FL Water & Sewer System Revenue, Water Revenue, 5.00%, 10/1/43	50,000	55,813
Series A, 4.00%, 10/1/44	165,000	169,160
Series B, 4.00%, 10/1/44	475,000	492,183
4.00%, 10/1/46	145,000	150,229
Series A, 3.375%, 10/1/47	105,000	100,348
4.00%, 10/1/48	400,000	409,066
4.00%, 10/1/48	40,000	41,213
Series B, 3.00%, 10/1/49	495,000	438,101
Series B, 4.00%, 10/1/49	1,000,000	1,024,996
4.00%, 10/1/51	275,000	282,537
Greater Orlando Aviation Authority, Private Airport & Marina Revenue, Sub-Series A, AMT, 5.00%, 10/1/42	250,000	266,720
Series A, AMT, 5.00%, 10/1/44	165,000	179,461
Sub-Series A, AMT, 4.00%, 10/1/47	40,000	39,972
Sub-Series A, AMT, 5.00%, 10/1/47	100,000	106,062

	Principal Amount	Value
Florida (Continued)
Series A, AMT, 4.00%, 10/1/49	$500,000	$498,472
Series A, AMT, 4.00%, 10/1/52	1,000,000	990,101
Series A, AMT, 4.00%, 10/1/52	25,000	24,753
Sub-Series A, AMT, 5.00%, 10/1/52	605,000	639,800
Series A, AMT, 3.25%, 10/1/54	250,000	206,011
Hillsborough County Aviation Authority, Private Airport & Marina Revenue, Series F, 5.00%, 10/1/48	195,000	212,909
Hillsborough County Aviation Authority, Private Airport & Marina Revenue, Series A, AMT, 4.00%, 10/1/52	1,000,000	998,774
Putnam County Development Authority, Electric, Power & Light Revenue, 5.00%, 3/15/42	40,000	44,171
Series A, 5.00%, 3/15/42	250,000	276,069
State of Florida Department of Transportation Turnpike System Revenue, Highway Revenue Tolls, Series C, 3.00%, 7/1/46	425,000	383,019
Series B, 3.00%, 7/1/49	45,000	39,913
Series C, 3.00%, 7/1/51	100,000	86,205
Tampa-Hillsborough County Expressway Authority, Highway Revenue Tolls, Series B, 4.00%, 7/1/42	1,000,000	1,020,629

(Cost $16,371,354)		15,138,730

Georgia — 1.4%
City of Atlanta GA Department of Aviation, Private Airport & Marina Revenue, Series B, AMT, 4.00%, 7/1/49	200,000	199,395
City of Atlanta GA Water & Wastewater, Water Revenue, Series B, 5.00%, 11/1/47	250,000	276,200
Development Authority of Burke County, Electric, Power & Light Revenue, Series C, 4.125%, 11/1/45	25,000	24,888
Series D, 4.125%, 11/1/45	355,000	353,417
George L Smith II Congress Center Authority, Industrial Revenue, Series A, 4.00%, 1/1/54	850,000	773,795
Main Street Natural Gas, Inc., Natural Gas Revenue, Series A, 5.00%, 5/15/43	30,000	31,635
Municipal Electric Authority of Georgia, Nuclear Revenue, Series A, 5.00%, 1/1/62	500,000	538,951

(Cost $2,382,997)		2,198,281

Hawaii — 0.9%
State of Hawaii Airports System Revenue, Private Airport & Marina Revenue, Series A, AMT, 5.00%, 7/1/43	400,000	429,400
State of Hawaii Airports System Revenue, Private Airport & Marina Revenue, Series A, AMT, 5.00%, 7/1/51	1,000,000	1,100,227

(Cost $1,521,988)		1,529,627

See Notes to Financial Statements.	55

DBX ETF Trust

Schedule of Investments

Xtrackers Municipal Infrastructure Revenue Bond ETF (Continued)

May 31, 2022

	Principal Amount	Value
Illinois — 5.0%
Chicago O’Hare International Airport, Private Airport & Marina Revenue, Series A, 4.00%, 1/1/35	$55,000	$56,069
Series A, 5.00%, 1/1/35	650,000	721,113
Series A, 4.00%, 1/1/36	280,000	285,105
Series D, AMT, 5.00%, 1/1/42	825,000	865,580
Series A, AMT, 4.00%, 1/1/43	115,000	115,652
Series B, 4.00%, 1/1/44	175,000	175,327
Series B, 5.00%, 1/1/48	1,285,000	1,385,183
Series D, AMT, 5.00%, 1/1/52	400,000	416,293
Series B, 4.00%, 1/1/53	130,000	129,842
Series A, AMT, 4.375%, 1/1/53	25,000	25,153
Series B, 5.00%, 1/1/53	500,000	534,426
Illinois Finance Authority, Water Revenue, 4.00%, 7/1/38	25,000	26,197
Illinois State Toll Highway Authority, Highway Revenue Tolls, Series A, 5.00%, 1/1/41	30,000	33,804
Series A, 5.00%, 1/1/42	550,000	596,744
Series A, 4.00%, 1/1/44	1,050,000	1,067,018
Series A, 5.00%, 1/1/44	800,000	881,144
Series A, 5.00%, 1/1/45	775,000	866,301

(Cost $8,824,544)		8,180,951

Kentucky — 0.2%
Kentucky Economic Development Finance Authority, Lease Revenue, Series A, 4.00%, 12/1/41	255,000	260,158
Kentucky Municipal Power Agency, Electric, Power & Light Revenue, Series A, 4.00%, 9/1/39	45,000	45,589
Louisville & Jefferson County Metropolitan Sewer District, Sewer Revenue, Series A, 3.00%, 5/15/46	10,000	8,790

(Cost $327,232)		314,537

Louisiana — 0.2%
East Baton Rouge Sewerage Commission, Sewer Revenue, Series A, 4.00%, 2/1/45	245,000	248,937
Jefferson Sales Tax District, Sales Tax Revenue, Series B, 4.00%, 12/1/42	115,000	116,125

(Cost $417,258)		365,062

Maine — 0.0%
Maine Turnpike Authority, Highway Revenue Tolls, 5.00%, 7/1/47 (Cost $46,493)	40,000	44,500

Maryland — 0.5%
Maryland State Transportation Authority, Highway Revenue Tolls, 4.00%, 7/1/50 (Cost $882,252)	750,000	767,084

Massachusetts — 1.8%
Commonwealth of Massachusetts, Hotel Occupancy Tax, 5.50%, 1/1/34	185,000	226,500

	Principal Amount	Value
Massachusetts (Continued)
Massachusetts Bay Transportation Authority Sales Tax Revenue, Sales Tax Revenue, Series B-1, 5.00%, 7/1/50	$35,000	$38,291
Series A-1, 4.00%, 7/1/51	205,000	209,799
Massachusetts Port Authority, Private Airport & Marina Revenue, Series C, AMT, 5.00%, 7/1/44	400,000	434,014
Series E, AMT, 5.00%, 7/1/46	500,000	550,509
Series E, AMT, 5.00%, 7/1/51	505,000	553,437
Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue, Highway Revenue Tolls, Series A, 5.00%, 1/1/33	745,000	842,981

(Cost $3,025,094)		2,855,531

Michigan — 1.3%
Lansing Board of Water & Light, Electric, Power & Light Revenue, Series A, 5.00%, 7/1/44	600,000	672,894
Series A, 5.00%, 7/1/48	90,000	100,456
State of Michigan Trunk Line Revenue, Fuel Sales Tax Revenue, Series B, 4.00%, 11/15/45	1,300,000	1,328,564

(Cost $2,237,980)		2,101,914

Missouri — 0.2%
Metropolitan St Louis Sewer District, Sewer Revenue, Series A, 5.00%, 5/1/47 (Cost $272,730)	245,000	267,295

Nevada — 0.9%
City of Reno NV, Sales Tax Revenue, Series A, 4.00%, 6/1/58	145,000	148,277
County of Clark Department of Aviation, Private Airport & Marina Revenue, Sub-Series A-2, 5.00%, 7/1/40	50,000	54,628
County of Washoe NV, Fuel Sales Tax Revenue, 5.00%, 2/1/42	50,000	55,144
Las Vegas Convention & Visitors Authority, Hotel Occupancy Tax, Series B, 5.00%, 7/1/43	840,000	927,760
Series B, 4.00%, 7/1/49	290,000	294,403

(Cost $1,487,408)		1,480,212

New Jersey — 2.9%
New Jersey Transportation Trust Fund Authority, Appropriations, Series A, 4.00%, 6/15/36	100,000	101,370
New Jersey Turnpike Authority, Highway Revenue Tolls, Series G, 4.00%, 1/1/33	130,000	136,991
Series B, 5.00%, 1/1/34	130,000	143,979
Series G, 4.00%, 1/1/35	75,000	78,030
Series G, 5.00%, 1/1/35	295,000	326,490
Series G, 5.00%, 1/1/37	40,000	44,195
Series G, 3.25%, 1/1/38	675,000	649,120

See Notes to Financial Statements.	56

DBX ETF Trust

Schedule of Investments

Xtrackers Municipal Infrastructure Revenue Bond ETF (Continued)

May 31, 2022

	Principal Amount	Value
New Jersey (Continued)
Series B, 5.00%, 1/1/40	$100,000	$109,824
Series G, 4.00%, 1/1/43	1,010,000	1,034,294
Series A, 4.00%, 1/1/48	45,000	45,977
Series A, 5.00%, 1/1/48	740,000	815,882
Series A, 4.00%, 1/1/51	1,255,000	1,278,375

(Cost $4,953,517)		4,764,527

New York — 17.6%
Long Island Power Authority, Electric, Power & Light Revenue, Series A, 4.00%, 9/1/33	140,000	150,425
5.00%, 9/1/33	125,000	141,049
5.00%, 9/1/34	50,000	56,304
5.00%, 9/1/35	140,000	157,399
5.00%, 9/1/38	490,000	548,305
5.00%, 9/1/42	185,000	204,264
5.00%, 9/1/47	60,000	65,923
Metropolitan Transportation Authority, Transit Revenue, Series D, 5.00%, 11/15/32	25,000	26,796
Series C-1, 5.00%, 11/15/33	30,000	32,069
Series D, 5.00%, 11/15/33	100,000	106,895
Series C-1, 5.00%, 11/15/34	50,000	53,320
Series C-1, 4.00%, 11/15/35	30,000	30,020
Series C-1, 3.25%, 11/15/36	430,000	389,814
Series C-1, 4.00%, 11/15/37	155,000	154,328
Series C-1, 4.00%, 11/15/38	180,000	179,076
Series A-2, 4.00%, 11/15/41	500,000	496,568
Series D, 4.00%, 11/15/42	430,000	426,517
Series A, Sub-Series A-2, 5.00%, 11/15/44	100,000	107,697
Series E, 4.00%, 11/15/45	1,000,000	987,269
Series C-1, 4.75%, 11/15/45	1,000,000	1,028,337
Sub-Series A, 5.00%, 11/15/45	75,000	79,012
Series A, 4.00%, 11/15/46	150,000	147,275
Series D, 4.00%, 11/15/46	790,000	770,614
Series D-2, 4.00%, 11/15/48	630,000	611,376
Series A-1-GROUP 1, 5.00%, 11/15/48	600,000	638,612
Series D-3, 4.00%, 11/15/49	140,000	135,554
Series A-1, 4.00%, 11/15/50	35,000	34,123
Series D-3, 4.00%, 11/15/50	250,000	241,686
Series C-1, 5.00%, 11/15/50	1,110,000	1,179,449
Series A-1, 4.00%, 11/15/52	775,000	745,040
Series B, 5.00%, 11/15/52	115,000	120,773
Series A-1-GROUP 2, 4.00%, 11/15/54	345,000	333,050
Series C-1, 5.25%, 11/15/55	250,000	270,219
New York City Municipal Water Finance Authority, Water Revenue, Series CC-3, 5.00%, 6/15/32	460,000	549,207
Series CC-1, 4.00%, 6/15/37	95,000	97,937
Series FF, 5.00%, 6/15/39	35,000	38,760
Series DD-2, 3.50%, 6/15/40	90,000	87,408
Series AA, 4.00%, 6/15/40	490,000	508,057
Series EE-2, 4.00%, 6/15/40	30,000	31,041
Series AA, 5.00%, 6/15/40	95,000	107,179
Series FF, 5.00%, 6/15/40	100,000	110,556
Sub-Series EE-2, 5.00%, 6/15/40	135,000	151,278

	Principal Amount	Value
New York (Continued)
4.00%, 6/15/42	$400,000	$414,225
Series AA-2, 4.00%, 6/15/42	100,000	103,747
Series BB2, 4.00%, 6/15/42	40,000	41,499
Series CC-2, 4.00%, 6/15/42	25,000	25,841
Series BB-1, 3.00%, 6/15/44	150,000	133,387
Series BB-1, 5.00%, 6/15/44	140,000	161,352
Series BB-1, 4.00%, 6/15/45	255,000	264,739
Series BB-1, 5.00%, 6/15/46	15,000	16,355
Series CC-1, 5.00%, 6/15/48	965,000	1,050,540
Series DD-1, 5.00%, 6/15/48	300,000	328,217
Series BB-1, 4.00%, 6/15/49	200,000	205,393
Series CC-1, 4.00%, 6/15/49	200,000	205,393
Series FF-1, 4.00%, 6/15/49	15,000	15,447
Series DD-1, 5.00%, 6/15/49	400,000	437,892
Series DD-1, 5.25%, 6/15/49	70,000	77,745
Series AA-1, 3.00%, 6/15/50	245,000	210,048
Series BB-1, 3.00%, 6/15/50	180,000	154,321
Series DD-1, 3.00%, 6/15/50	500,000	428,669
Series BB-1, 4.00%, 6/15/50	285,000	294,767
Series GG-1, 4.00%, 6/15/50	305,000	314,922
Sub-Series DD-1, 4.00%, 6/15/50	600,000	619,519
Series AA-1, 5.00%, 6/15/50	140,000	159,125
Series AA-1, 3.00%, 6/15/51	300,000	255,903
Series CC-1, 5.00%, 6/15/51	250,000	284,355
New York Convention Center Development Corp., Hotel Occupancy Tax, Series A, 5.00%, 11/15/46	25,000	26,643
New York Liberty Development Corp., Industrial Revenue, 2.625%, 9/15/69	505,000	469,768
Series 3, 2.80%, 9/15/69	210,000	196,523
New York Power Authority, Electric, Power & Light Revenue, Series A, 4.00%, 11/15/45	35,000	35,585
Series A, 4.00%, 11/15/47	115,000	118,246
Series A, 4.00%, 11/15/50	75,000	76,013
Series A, 4.00%, 11/15/55	500,000	504,857
Series A, 3.25%, 11/15/60	2,060,000	1,684,676
Series A, 4.00%, 11/15/60	525,000	528,310
New York State Dormitory Authority, Income Tax Revenue, Series A, 4.00%, 3/15/37	225,000	235,865
New York State Environmental Facilities Corp., Water Revenue, Sub-Series E, 5.00%, 6/15/42	100,000	109,829
Series A, 5.00%, 6/15/51	500,000	580,278
New York Transportation Development Corp., Industrial Revenue, AMT, 5.00%, 1/1/30	485,000	506,924
AMT, 5.00%, 1/1/31	175,000	182,387
AMT, 5.00%, 1/1/34	500,000	518,436
AMT, 4.00%, 1/1/36	270,000	260,428
Port Authority of New York & New Jersey, Private Airport & Marina Revenue, Series 224, 4.00%, 7/15/51	15,000	15,470
Triborough Bridge & Tunnel Authority, Highway Revenue Tolls, Series A, 4.00%, 11/15/54	450,000	455,902

See Notes to Financial Statements.	57

DBX ETF Trust

Schedule of Investments

Xtrackers Municipal Infrastructure Revenue Bond ETF (Continued)

May 31, 2022

	Principal Amount	Value
New York (Continued)
Triborough Bridge & Tunnel Authority, Miscellaneous Taxes, Series C-3, 3.00%, 5/15/51	$445,000	$380,453
Series A, 4.00%, 5/15/51	500,000	514,325
Series A-1, 5.00%, 5/15/51	2,000,000	2,259,371
Series C-1A, 5.00%, 5/15/51	225,000	255,570

(Cost $31,146,476)		28,449,841

North Carolina — 0.0%
City of Charlotte NC Airport Revenue, Private Airport & Marina Revenue, Series A, 5.00%, 7/1/47 (Cost $29,810)	25,000	27,101

Ohio — 1.0%
Franklin County Convention Facilities Authority, Industrial Revenue, 5.00%, 12/1/51	100,000	101,979
Northeast Ohio Regional Sewer District, Sewer Revenue, 4.00%, 11/15/43	60,000	61,111
Ohio Turnpike & Infrastructure Commission, Highway Revenue Tolls, Series A, 4.00%, 2/15/46	10,000	10,188
Series A, 5.00%, 2/15/46	275,000	312,760
Ohio Water Development Authority Water Pollution Control Loan Fund, Water Revenue, Series A, 5.00%, 12/1/50	750,000	848,472
Ohio Water Development Authority, Intergovernmental, 5.00%, 6/1/46	225,000	260,323

(Cost $1,743,866)		1,594,833

Oregon — 1.5%
Port of Portland OR Airport Revenue, Private Airport & Marina Revenue, Series 25B, AMT, 5.00%, 7/1/44	315,000	340,356
Series 28, AMT, 4.00%, 7/1/47	500,000	500,226
Series TWENTY-SEVEN-A, AMT, 4.00%, 7/1/50	1,000,000	994,737
State of Oregon Department of Transportation, Fuel Sales Tax Revenue, Series A, 5.00%, 11/15/40	380,000	438,804
Series A, 4.00%, 11/15/42	60,000	62,277
Sub-Series A, 5.00%, 11/15/42	65,000	73,770

(Cost $2,475,964)		2,410,170

Pennsylvania — 7.4%
Allegheny County Airport Authority, Private Airport & Marina Revenue, Series A, AMT, 4.00%, 1/1/46	700,000	700,952
Series A, AMT, 5.00%, 1/1/51	950,000	1,024,561
Series A, AMT, 4.00%, 1/1/56	1,000,000	962,965
Chester County Industrial Development Authority, Recreational Revenue, 4.00%, 12/1/51	245,000	247,514
City of Philadelphia PA Airport Revenue,Private Airport & Marina Revenue, Series B, AMT, 5.00%, 7/1/42	50,000	53,059
Series B, AMT, 5.00%, 7/1/47	325,000	342,945

	Principal Amount	Value
Pennsylvania (Continued)
City of Philadelphia PA Water & Wastewater, Water Revenue, Series A, 5.00%, 10/1/43	$25,000	$27,785
Series A, 5.00%, 11/1/45	515,000	577,051
Series A, 5.00%, 10/1/48	35,000	38,676
Series A, 5.00%, 11/1/50	500,000	557,660
Delaware River Joint Toll Bridge Commission, Highway Revenue Tolls, 5.00%, 7/1/42	365,000	398,641
Pennsylvania Turnpike Commission, Fran. Tax & Bus. LIC Fees, Series B, 5.00%, 12/1/43	115,000	124,593
Series A, 5.25%, 12/1/44	565,000	633,272
Series A, 5.00%, 12/1/48	480,000	527,494
Pennsylvania Turnpike Commission, Highway Revenue Tolls, Series B-2, 5.00%, 6/1/34	500,000	547,512
Sub-Series B-1, 5.00%, 6/1/42	100,000	106,358
Series A, 3.00%, 12/1/42	160,000	143,658
Series A-1, 5.00%, 12/1/42	25,000	27,070
Series A-2, 5.00%, 12/1/43	290,000	317,536
Series A, 5.00%, 12/1/44	230,000	254,223
Sub-Series A, 5.00%, 12/1/44	535,000	576,291
Series A, 4.00%, 12/1/46	20,000	19,630
Series A-1, 5.00%, 12/1/46	900,000	951,990
Series C, 5.00%, 12/1/46	45,000	50,643
Series A, 5.00%, 12/1/47	55,000	61,527
Series A-1, 5.00%, 12/1/47	500,000	538,397
Sub-Series A, 4.00%, 12/1/49	285,000	291,336
Series A, 5.00%, 12/1/49	15,000	16,495
Series B, 5.00%, 12/1/50	960,000	1,064,211
Series B, 3.00%, 12/1/51	500,000	396,586
Series A, 4.00%, 12/1/51	65,000	65,618
Series B, 4.00%, 12/1/51	300,000	290,703
Series B, 5.00%, 12/1/51	15,000	16,646

(Cost $12,933,122)		11,953,598

South Carolina — 0.9%
South Carolina Public Service Authority, Electric, Power & Light Revenue, Series A, 4.00%, 12/1/42	475,000	478,457
Series A, 4.00%, 12/1/52	600,000	588,915
South Carolina Public Service Authority, Nuclear Revenue, Series A, 5.00%, 12/1/55	365,000	378,274

(Cost $1,464,129)		1,445,646

Tennessee — 1.3%
Metropolitan Nashville Airport Authority, Private Airport & Marina Revenue, Series B, AMT, 5.00%, 7/1/49	125,000	134,733
Series B, AMT, 4.00%, 7/1/54	550,000	539,567
Series A, 5.00%, 7/1/54	805,000	871,253
Series B, AMT, 5.00%, 7/1/54	500,000	533,976

(Cost $2,290,559)		2,079,529

See Notes to Financial Statements.	58

DBX ETF Trust

Schedule of Investments

Xtrackers Municipal Infrastructure Revenue Bond ETF (Continued)

May 31, 2022

	Principal Amount	Value
Texas — 7.1%
Central Texas Regional Mobility Authority, Highway Revenue Tolls, Series E, 5.00%, 1/1/45	$100,000	$108,696
Series B, 5.00%, 1/1/46	300,000	327,500
Series B, 4.00%, 1/1/51	50,000	50,238
City of Austin TX Electric Utility Revenue, Electric, Power & Light Revenue, Series B, 5.00%, 11/15/44	125,000	138,789
Series B, 5.00%, 11/15/49	125,000	138,430
City of Austin TX Water & Wastewater System Revenue, Water Revenue, Series C, 5.00%, 11/15/50	305,000	347,765
City of Dallas TX Waterworks & Sewer System Revenue, Water Revenue, Series C, 4.00%, 10/1/49	110,000	112,993
City of Georgetown TX Utility System Revenue, Multiple Utility Revenue, 4.25%, 8/15/47	1,000,000	1,042,190
City of Houston TX Airport System Revenue, Private Airport & Marina Revenue, Sub-Series A, AMT, 4.00%, 7/1/46	575,000	574,911
City of Houston TX Combined Utility System, Water Revenue, Series B, 5.00%, 11/15/42	30,000	33,238
Series C, 4.00%, 11/15/43	165,000	167,591
Series D, 5.00%, 11/15/43	30,000	33,625
Series C, 3.00%, 11/15/47	645,000	565,329
Series C, 4.00%, 11/15/49	55,000	55,399
City of San Antonio TX Electric & Gas Systems Revenue, Electric, Power & Light Revenue, 5.00%, 2/1/35	100,000	114,225
Series A, 5.00%, 2/1/46	10,000	11,247
City of San Antonio TX Electric & Gas Systems, Electric, Power & Light Revenue, 5.00%, 2/1/34	220,000	251,841
5.00%, 2/1/47	150,000	163,316
Dallas Fort Worth International Airport, Private Airport & Marina Revenue, 4.00%, 11/1/34	60,000	62,615
4.00%, 11/1/35	85,000	88,585
Series A, 4.00%, 11/1/35	70,000	72,953
Series B, 4.00%, 11/1/45	500,000	512,393
Harris County Toll Road Authority, Highway Revenue Tolls, Series A, 4.00%, 8/15/48	555,000	566,164
4.00%, 8/15/50	670,000	681,641
Harris County-Houston Sports Authority, Hotel Occupancy Tax, Series A, 3.125%, 11/15/56	110,000	91,533
Lower Colorado River Authority, Intergovernmental, 5.00%, 5/15/47	250,000	278,520
North Fort Bend Water Authority, Water Revenue, Series A, 4.00%, 12/15/58	25,000	25,461

	Principal Amount	Value
Texas (Continued)
North Texas Tollway Authority, Highway Revenue Tolls, Series A, 4.00%, 1/1/36	$225,000	$237,359
Series A, 4.00%, 1/1/37	25,000	26,211
Series A, 3.00%, 1/1/38	500,000	468,026
Series A, 5.00%, 1/1/38	65,000	72,124
Series A, 5.00%, 1/1/43	710,000	772,136
Series A, 5.00%, 1/1/48	1,575,000	1,704,087
4.25%, 1/1/49	30,000	30,614
Series B, 3.00%, 1/1/51	750,000	635,220
San Antonio Water System, Water Revenue, Series A, 5.00%, 5/15/46	25,000	28,624
Series A, 4.00%, 5/15/51	335,000	341,727
Texas Water Development Board, Water Revenue, 4.00%, 10/15/45	320,000	333,760
4.00%, 4/15/51	225,000	233,195
West Harris County Regional Water Authority, Water Revenue, 3.00%, 12/15/58	85,000	69,638

(Cost $12,768,033)		11,569,909

Utah — 2.2%
City of Salt Lake City UT Airport Revenue, Private Airport & Marina Revenue, Series B, 5.00%, 7/1/42	160,000	172,479
Series A, AMT, 5.00%, 7/1/43	400,000	426,926
Series A, AMT, 5.00%, 7/1/47	500,000	527,607
Series B, 5.00%, 7/1/47	30,000	32,158
Series A, AMT, 5.00%, 7/1/48	1,000,000	1,061,465
Series A, AMT, 5.25%, 7/1/48	225,000	241,853
Intermountain Power Agency, Electric, Power & Light Revenue, Series A, 5.00%, 7/1/42	1,000,000	1,156,326

(Cost $3,620,416)		3,618,814

Virginia — 1.8%
Hampton Roads Transportation Accountability Commission, Appropriations, Series A, 4.00%, 7/1/45	275,000	284,897
Series A, 5.00%, 7/1/50	40,000	45,056
Series A, 4.00%, 7/1/55	700,000	720,119
Series A, 5.00%, 7/1/60	500,000	561,476
Virginia Small Business Financing Authority, Highway Revenue Tolls, AMT, 5.00%, 12/31/52	550,000	571,495
AMT, 5.00%, 12/31/56	750,000	778,094

(Cost $3,183,404)		2,961,137

Washington — 1.4%
Central Puget Sound Regional Transit Authority, Sales Tax Revenue, Series S-1, 5.00%, 11/1/32	50,000	60,416
Series S-1, 5.00%, 11/1/33	100,000	120,447
Series S-1, 4.00%, 11/1/40	20,000	21,008
Series S-1, 4.00%, 11/1/46	1,000,000	1,025,179

See Notes to Financial Statements.	59

DBX ETF Trust

Schedule of Investments

Xtrackers Municipal Infrastructure Revenue Bond ETF (Continued)

May 31, 2022

	Principal Amount	Value
Washington (Continued)
Energy Northwest, Nuclear Revenue, Series A, 5.00%, 7/1/36	$10,000	$11,487
Series A, 5.00%, 7/1/38	300,000	342,679
Port of Seattle WA, Private Airport & Marina Revenue, Series C, AMT, 5.25%, 5/1/42	190,000	206,976
AMT, 5.00%, 4/1/44	500,000	538,049

(Cost $2,548,715)		2,326,241

West Virginia — 0.2%
West Virginia Parkways Authority, Highway Revenue Tolls, 5.00%, 6/1/47 (Cost $322,221)	250,000	286,113

Wisconsin — 0.2%
Wisconsin Health & Educational Facilities Authority, Electric, Power & Light Revenue, 5.00%, 4/1/44 (Cost $271,430)	245,000	262,432

Guam — 0.1%
Guam Government Waterworks Authority, Water Revenue, 5.00%, 1/1/46 (Cost $129,380)	125,000	133,240

	Principal Amount	Value
Puerto Rico — 1.4%
Puerto Rico Highway & Transportation Authority, Fuel Sales Tax Revenue, Series CC, 5.25%, 7/1/36	$540,000	$574,211
Series N, 5.25%, 7/1/36	855,000	909,103
Puerto Rico Highway & Transportation Authority, Highway Revenue Tolls, Series L, 5.25%, 7/1/35	705,000	733,427
Series L, 5.25%, 7/1/41	65,000	68,994

(Cost $2,352,435)		2,285,735

TOTAL MUNICIPAL BONDS
(Cost $171,386,094)		158,578,639

TOTAL INVESTMENTS — 98.0% (Cost $171,386,094)		$158,578,639
Other assets and liabilities, net — 2.0%		3,162,092

NET ASSETS — 100.0%		$161,740,731

AMT:	Alternative Minimum Tax

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2022 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Municipal Bonds (a)	$—	$158,578,639	$—	$158,578,639

TOTAL	$—	$158,578,639	$—	$158,578,639

(a)	See Schedule of Investments for additional detailed categorizations.

See Notes to Financial Statements.	60

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF

May 31, 2022

	Number of Shares	Value
COMMON STOCKS — 98.3%
Australia — 7.6%
Aurizon Holdings Ltd.	5,350	$15,428
BHP Group Ltd.	15,323	490,351
Coles Group Ltd.	4,023	50,590
Fortescue Metals Group Ltd.	5,114	73,774
Medibank Pvt Ltd.	8,223	18,994
Mineral Resources Ltd.	513	23,497
Rio Tinto Ltd.	1,122	92,117
Wesfarmers Ltd.	3,429	116,078
Woodside Energy Group Ltd.	2,565	54,758

(Cost $901,013)		935,587

Austria — 0.2%
OMV AG (Cost $23,895)	449	26,166

Belgium — 0.2%
Ageas SA/NV (Cost $24,663)	491	24,663

Brazil — 2.8%
Ambev SA	14,264	42,714
B3 SA — Brasil Bolsa Balcao	18,553	49,998
Hypera SA	1,299	10,634
TIM SA	2,424	7,366
Vale SA	12,168	221,374
Vibra Energia SA	3,567	14,634

(Cost $299,043)		346,720

Canada — 3.6%
BCE, Inc.	208	11,332
Canadian Tire Corp. Ltd., Class A	172	23,632
Great-West Lifeco, Inc. (a)	825	22,640
Hydro One Ltd., 144A	993	27,697
iA Financial Corp., Inc.	322	16,721
IGM Financial, Inc.	229	7,054
Manulife Financial Corp.	5,854	108,439
Quebecor, Inc., Class B	481	10,914
Restaurant Brands International, Inc.	887	46,578
Shaw Communications, Inc., Class B	1,438	40,746
Sun Life Financial, Inc. (a)	1,761	86,014
TELUS Corp.	1,379	34,506

(Cost $414,392)		436,273

Chile — 0.3%
Antofagasta PLC	1,188	22,122
Cia Cervecerias Unidas SA	396	2,829
Cia Sud Americana de Vapores SA	46,532	6,388
Enel Americas SA	67,137	7,273

(Cost $42,196)		38,612

China — 5.9%
Anhui Conch Cement Co. Ltd., Class A	500	2,757
Anhui Conch Cement Co. Ltd., Class H	3,671	18,623
Baoshan Iron & Steel Co. Ltd., Class A	4,500	4,312
China Coal Energy Co. Ltd., Class H (b)	5,598	5,137
China Communications Services Corp. Ltd., Class H	6,830	3,204
China Construction Bank Corp., Class A	2,400	2,149

	Number of Shares	Value
China (Continued)
China Construction Bank Corp., Class H	292,578	$217,787
China Hongqiao Group Ltd. (a)	7,356	9,132
China Lesso Group Holdings Ltd.	2,933	3,768
China Medical System Holdings Ltd.	3,863	5,712
China Pacific Insurance Group Co. Ltd., Class A	1,200	3,818
China Pacific Insurance Group Co. Ltd., Class H	8,017	18,761
China Railway Group Ltd., Class H	12,638	8,747
China Railway Signal & Communication Corp. Ltd., Class A	1,593	1,087
China Shenhua Energy Co. Ltd., Class A	1,156	5,877
China Shenhua Energy Co. Ltd., Class H	10,306	34,482
China State Construction Engineering Corp. Ltd., Class A	7,000	5,774
China Vanke Co. Ltd., Class A	2,100	5,599
China Vanke Co. Ltd., Class H	5,415	11,982
CIFI Holdings Group Co. Ltd.	10,900	4,738
Country Garden Holdings Co. Ltd. (a)	24,743	15,516
Daqin Railway Co. Ltd., Class A	2,800	2,813
Gemdale Corp., Class A	1,300	2,314
Gree Electric Appliances, Inc. of Zhuhai, Class A	600	2,890
Haitian International Holdings Ltd.	1,719	4,415
Hengli Petrochemical Co. Ltd., Class A (b)	1,244	4,392
Huaibei Mining Holdings Co. Ltd., Class A (b)	600	1,373
Huaxin Cement Co. Ltd., Class A	459	1,363
Hunan Valin Steel Co. Ltd., Class A (b)	1,600	1,284
Industrial & Commercial Bank of China Ltd., Class A	11,900	8,302
Industrial & Commercial Bank of China Ltd., Class H	172,617	103,629
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	2,453	1,590
Jiangsu Expressway Co. Ltd., Class H	4,168	4,308
LB Group Co. Ltd., Class A	500	1,421
Lenovo Group Ltd.	21,931	21,636
Livzon Pharmaceutical Group, Inc., Class A	307	1,521
Logan Group Co. Ltd. (c)	4,790	1,331
Longfor Group Holdings Ltd., 144A	5,535	27,620
Lufax Holding Ltd., ADR	2,559	16,096
New China Life Insurance Co. Ltd., Class A	300	1,267
New China Life Insurance Co. Ltd., Class H	2,734	7,161
Ningxia Baofeng Energy Group Co. Ltd., Class A	1,380	3,215
People’s Insurance Co. Group of China Ltd., Class H	23,987	7,552
PICC Property & Casualty Co. Ltd., Class H	20,072	19,495
Postal Savings Bank of China Co. Ltd., Class A	5,226	4,108
Postal Savings Bank of China Co. Ltd., Class H, 144A (a)	23,468	17,439

See Notes to Financial Statements.	61

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
China (Continued)
Seazen Holdings Co. Ltd., Class A	300	$1,090
Shaanxi Coal Industry Co. Ltd., Class A	1,800	5,112
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B (b)	3,640	3,385
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	2,307	3,758
Shanghai Yuyuan Tourist Mart Group Co. Ltd., Class A	459	687
Shanxi Taigang Stainless Steel Co. Ltd., Class A	1,500	1,298
Shenzhen Overseas Chinese Town Co. Ltd., Class A	2,100	1,801
Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A	459	1,499
Sichuan Chuantou Energy Co. Ltd., Class A	700	1,262
Sinopharm Group Co. Ltd., Class H	3,761	9,329
Sinotruk Hong Kong Ltd.	1,856	2,635
Tingyi Cayman Islands Holding Corp.	6,124	10,850
Topsports International Holdings Ltd., 144A	5,633	4,179
Uni-President China Holdings Ltd.	3,358	2,714
Weichai Power Co. Ltd., Class H	5,931	9,223
Zhejiang Expressway Co. Ltd., Class H (b)	5,163	4,560
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	2,000	1,776
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	3,468	2,139

(Cost $854,417)		724,794

Denmark — 0.6%
A.P. Moller — Maersk A/S, Class A	10	28,827
A.P. Moller — Maersk A/S, Class B	16	46,583

(Cost $75,410)		75,410

Egypt — 0.0%
Eastern Co. SAE (Cost $4,202)	4,474	2,549

Finland — 1.4%
Elisa OYJ	427	24,106
Kesko OYJ, Class B	816	20,385
Kone OYJ, Class B	1,027	52,236
Orion OYJ, Class B	320	13,095
UPM-Kymmene OYJ	1,607	56,793

(Cost $168,592)		166,615

France — 5.3%
AXA SA	5,864	147,685
Bouygues SA	690	23,749
Danone SA	1,978	115,969
Sanofi (a)	3,449	367,184

(Cost $639,258)		654,587

Germany — 4.7%
Allianz SE	1,237	258,428
BASF SE	2,810	154,394
Covestro AG, 144A	581	26,452

	Number of Shares	Value
Germany (Continued)
Deutsche Post AG	3,001	$123,787
Evonik Industries AG	649	17,332

(Cost $641,187)		580,393

Greece — 0.2%
Hellenic Telecommunications Organization SA	625	11,844
JUMBO SA	371	6,140
OPAP SA	570	8,482

(Cost $25,994)		26,466

Hong Kong — 3.6%
Beijing Enterprises Holdings Ltd.	1,481	5,191
China Everbright Environment Group Ltd.	11,010	6,624
China Merchants Port Holdings Co. Ltd.	3,971	7,531
China Overseas Land & Investment Ltd.	11,600	33,711
China Resources Cement Holdings Ltd.	6,981	5,526
China Resources Land Ltd.	9,739	43,447
China State Construction International Holdings Ltd.	5,757	6,773
China Taiping Insurance Holdings Co. Ltd.	4,383	5,039
CK Infrastructure Holdings Ltd.	1,839	12,318
CLP Holdings Ltd.	4,965	49,520
Guangdong Investment Ltd.	8,905	11,237
Hang Lung Properties Ltd.	5,722	10,692
Henderson Land Development Co. Ltd.	4,375	18,569
HKT Trust & HKT Ltd. (d)	11,022	15,173
Kingboard Holdings Ltd.	2,154	10,323
Kingboard Laminates Holdings Ltd.	3,077	5,169
Kunlun Energy Co. Ltd.	10,932	9,419
Nine Dragons Paper Holdings Ltd.	4,378	3,934
Orient Overseas International Ltd.	401	12,318
Power Assets Holdings Ltd.	4,211	27,508
Sino Land Co. Ltd.	10,350	14,670
SITC International Holdings Co. Ltd.	4,077	15,382
Sun Hung Kai Properties Ltd.	4,382	53,563
Swire Properties Ltd.	3,558	8,707
Wharf Real Estate Investment Co. Ltd.	5,053	24,410
Xinyi Glass Holdings Ltd.	5,628	14,304
Yuexiu Property Co. Ltd.	4,851	5,274

(Cost $477,958)		436,332

India — 1.3%
Bajaj Auto Ltd.	216	10,751
Bharat Petroleum Corp. Ltd.	2,693	11,315
GAIL India Ltd.	13,426	25,456
Hero MotoCorp Ltd.	354	12,648
Hindustan Petroleum Corp. Ltd.	1,805	5,296
Indian Oil Corp. Ltd.	5,579	8,336
ITC Ltd.	8,894	31,006
NTPC Ltd.	11,748	23,606
Petronet LNG Ltd.	2,143	6,263
Power Grid Corp. of India Ltd.	9,334	28,001

(Cost $138,742)		162,678

Indonesia — 1.4%
PT Adaro Energy Indonesia Tbk	44,541	9,989
PT Bank Mandiri Persero Tbk	55,625	32,427

See Notes to Financial Statements.	62

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
Indonesia (Continued)
PT Bank Rakyat Indonesia Persero Tbk	205,113	$65,131
PT Indofood Sukses Makmur Tbk	14,551	6,586
PT Telkom Indonesia Persero Tbk	149,272	44,123
PT Unilever Indonesia Tbk	23,811	7,724
PT United Tractors Tbk	5,066	10,875

(Cost $145,893)		176,855

Israel — 0.4%
Bank Leumi Le-Israel BM (Cost $43,532)	4,394	43,532

Italy — 2.6%
Assicurazioni Generali SpA	3,329	60,447
Enel SpA	24,633	159,490
FinecoBank Banca Fineco SpA	1,825	25,748
Snam SpA	6,068	35,167
Terna—Rete Elettrica Nazionale	4,263	36,031

(Cost $390,496)		316,883

Japan — 9.6%
Aisin Corp.	400	13,137
Asahi Kasei Corp.	3,900	31,620
Bridgestone Corp.	1,700	67,170
Daiwa House Industry Co. Ltd.	1,800	43,445
Honda Motor Co. Ltd.	5,000	123,868
Iida Group Holdings Co. Ltd.	400	6,328
ITOCHU Corp.	3,650	104,837
Japan Tobacco, Inc.	3,700	67,316
JFE Holdings, Inc.	1,500	18,504
Kajima Corp.	1,300	14,006
Kirin Holdings Co. Ltd.	2,500	38,721
Mitsui & Co. Ltd.	4,300	108,031
Mitsui Chemicals, Inc.	500	12,262
Mitsui OSK Lines Ltd.	1,000	26,779
MS&AD Insurance Group Holdings, Inc.	1,378	43,843
Nippon Steel Corp.	2,400	41,985
Nippon Yusen KK	500	41,587
Nomura Real Estate Holdings, Inc.	400	10,028
Obayashi Corp.	1,900	13,484
Sekisui House Ltd.	1,875	33,267
SoftBank Corp.	8,700	100,089
Sompo Holdings, Inc.	900	40,913
T&D Holdings, Inc.	1,600	18,333
Taisei Corp.	600	17,956
Tokio Marine Holdings, Inc.	1,900	110,268
Tosoh Corp.	800	11,660
Yamaha Motor Co. Ltd.	900	18,281

(Cost $1,178,449)		1,177,718

Kuwait — 0.1%
Mobile Telecommunications Co. KSCP (Cost $12,533)	6,521	13,417

Malaysia — 1.1%
Hartalega Holdings Bhd	5,400	5,180
Inari Amertron Bhd	8,500	5,455
Malayan Banking Bhd	14,209	29,531
MISC Bhd	3,900	6,387
Petronas Chemicals Group Bhd	7,300	17,106

	Number of Shares	Value
Malaysia (Continued)
Petronas Gas Bhd	2,300	$9,077
Public Bank Bhd	43,700	47,208
RHB Bank Bhd	4,409	6,122
Sime Darby Bhd	9,400	4,702

(Cost $112,057)		130,768

Mexico — 0.7%
Arca Continental SAB de CV	1,369	9,291
Coca-Cola Femsa SAB de CV	1,432	8,564
Grupo Mexico SAB de CV, Series B	9,353	46,122
Kimberly-Clark de Mexico SAB de CV, Class A	4,752	7,345
Orbia Advance Corp. SAB de CV	3,279	8,791

(Cost $61,959)		80,113

Netherlands — 2.0%
Koninklijke Ahold Delhaize NV	3,156	86,905
NN Group NV	859	42,615
Randstad NV	366	20,608
Stellantis NV	6,620	98,815

(Cost $254,599)		248,943

New Zealand — 0.2%
Spark New Zealand Ltd. (Cost $16,736)	5,630	17,811

Norway — 0.9%
Aker BP ASA (a)	387	16,788
Gjensidige Forsikring ASA	586	12,767
Norsk Hydro ASA	4,056	32,428
Orkla ASA	2,251	17,652
Yara International ASA	499	25,776

(Cost $107,345)		105,411

Peru — 0.1%
Southern Copper Corp. (Cost $15,305)	260	16,063

Philippines — 0.1%
Globe Telecom, Inc.	77	3,569
PLDT, Inc.	265	9,611

(Cost $10,657)		13,180

Poland — 0.4%
CD Projekt SA (b)	205	5,209
Cyfrowy Polsat SA	822	4,313
LPP SA	3	7,198
Polski Koncern Naftowy ORLEN SA	894	15,449
Polskie Gornictwo Naftowe i Gazownictwo SA	5,407	7,566
Powszechny Zaklad Ubezpieczen SA	1,799	13,622

(Cost $57,588)		53,357

Qatar — 0.3%
Industries Qatar QSC	4,617	23,188
Mesaieed Petrochemical Holding Co.	13,097	9,746

(Cost $32,957)		32,934

See Notes to Financial Statements.	63

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
Russia — 0.0%
Alrosa PJSC (c)	14,479	$0
Inter RAO UES PJSC (c)	188,952	0
LUKOIL PJSC (c)	2,350	0
MMC Norilsk Nickel PJSC (c)	361	0
Mobile TeleSystems PJSC, ADR (c)	2,615	0
Novolipetsk Steel PJSC (c)	8,593	0
PhosAgro PJSC (c)	4	0
PhosAgro PJSC, GDR (c)	776	0
Polymetal International PLC (c)	1,987	0
Polyus PJSC (c)	192	0
Severstal PAO (c)	1,174	0
Tatneft PJSC (c)	7,791	0

(Cost $553,233)		0

Saudi Arabia — 0.6%
Advanced Petrochemical Co.	427	6,660
Jarir Marketing Co.	167	7,214
Saudi Industrial Investment Group	1,120	9,108
Saudi Telecom Co.	1,829	50,132

(Cost $69,959)		73,114

Singapore — 1.7%
Oversea-Chinese Banking Corp. Ltd.	10,208	88,089
Singapore Exchange Ltd.	2,641	18,359
Singapore Technologies Engineering Ltd.	4,500	13,491
United Overseas Bank Ltd.	3,600	77,494
Venture Corp. Ltd.	800	10,457

(Cost $193,229)		207,890

South Africa — 0.9%
African Rainbow Minerals Ltd.	354	5,919
Anglo American Platinum Ltd.	160	17,592
Exxaro Resources Ltd.	754	10,706
Impala Platinum Holdings Ltd.	2,552	35,050
Kumba Iron Ore Ltd.	210	7,946
Sanlam Ltd.	5,485	23,747
SPAR Group Ltd. (a)	507	4,988

(Cost $112,290)		105,948

South Korea — 1.2%
Cheil Worldwide, Inc.	229	4,813
DB Insurance Co. Ltd.	129	6,777
Korea Zinc Co. Ltd.	26	12,504
KT&G Corp.	318	21,848
Kumho Petrochemical Co. Ltd.	55	7,113
LG Uplus Corp.	645	7,221
POSCO Holdings, Inc.	235	54,894
S-1 Corp.	52	3,026
Samsung Fire & Marine Insurance Co. Ltd.	96	15,441
Samsung Life Insurance Co. Ltd.	240	13,210
SK Telecom Co. Ltd.	91	4,200

(Cost $151,429)		151,047

Spain — 2.8%
Enagas SA	722	16,482
Endesa SA	967	21,371
Iberdrola SA	17,629	208,397

	Number of Shares	Value
Spain (Continued)
Red Electrica Corp. SA	1,185	$24,487
Repsol SA	4,391	70,534

(Cost $305,914)		341,271

Sweden — 0.7%
Boliden AB	825	34,548
Securitas AB, Class B	964	10,261
SKF AB, Class B	1,158	20,394
Tele2 AB, Class B	1,717	20,963

(Cost $93,074)		86,166

Switzerland — 9.3%
Adecco Group AG	487	18,946
Baloise Holding AG	136	23,127
Holcim AG	1,673	82,869
Kuehne + Nagel International AG	165	43,516
Novartis AG	6,581	596,344
SGS SA	19	47,175
Swiss Re AG	909	74,840
Swisscom AG	78	46,122
Zurich Insurance Group AG	458	209,279

(Cost $1,146,748)		1,142,218

Taiwan — 6.5%
Acer, Inc.	9,000	9,023
ASE Technology Holding Co. Ltd.	10,355	37,282
Asia Cement Corp.	6,782	10,374
Asustek Computer, Inc.	1,947	22,908
Cathay Financial Holding Co. Ltd.	23,886	45,838
Compal Electronics, Inc.	12,045	9,545
CTBC Financial Holding Co. Ltd.	52,707	49,302
Fubon Financial Holding Co. Ltd.	21,502	47,486
Hon Hai Precision Industry Co. Ltd.	38,153	148,537
Largan Precision Co. Ltd.	279	16,053
Lite-On Technology Corp.	7,073	15,401
MediaTek, Inc.	4,271	133,170
Micro-Star International Co. Ltd.	1,948	9,060
Nien Made Enterprise Co. Ltd.	541	5,890
Novatek Microelectronics Corp.	1,612	22,549
Pegatron Corp.	6,000	14,388
President Chain Store Corp.	1,561	14,817
Quanta Computer, Inc.	8,458	23,196
Shanghai Commercial & Savings Bank Ltd.	11,393	19,862
Shin Kong Financial Holding Co. Ltd.	37,596	12,007
SinoPac Financial Holdings Co. Ltd.	31,658	19,796
Synnex Technology International Corp.	4,958	12,008
Taishin Financial Holding Co. Ltd.	31,482	19,469
Taiwan Cement Corp.	17,297	25,387
Win Semiconductors Corp.	1,000	7,752
Wiwynn Corp.	200	6,360
WPG Holdings Ltd.	5,408	9,838
Yuanta Financial Holding Co. Ltd.	30,437	25,535
Zhen Ding Technology Holding Ltd.	1,969	8,208

(Cost $714,706)		801,041

See Notes to Financial Statements.	64

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
Thailand — 0.3%
Osotspa PCL, NVDR	4,500	$4,570
PTT Exploration & Production PCL, NVDR	4,100	20,308
Ratch Group PCL, NVDR	3,300	4,026
Thai Union Group PCL, NVDR	8,500	4,272

(Cost $29,659)		33,176

Turkey — 0.2%
BIM Birlesik Magazalar AS	1,274	6,415
Eregli Demir ve Celik Fabrikalari TAS	4,399	9,182
Ford Otomotiv Sanayi AS	205	3,874

(Cost $19,759)		19,471

United Arab Emirates — 0.3%
Abu Dhabi Islamic Bank PJSC	4,252	9,654
Abu Dhabi National Oil Co. for Distribution PJSC	9,324	10,636
Emirates NBD Bank PJSC	5,740	20,550

(Cost $34,126)		40,840

United Kingdom — 16.2%
3i Group PLC	2,980	47,679
Admiral Group PLC	556	15,577
Anglo American PLC	3,863	189,240
BAE Systems PLC	9,511	90,620
British American Tobacco PLC	6,596	291,119
GSK PLC	15,416	336,624
Hargreaves Lansdown PLC	1,028	11,103
Imperial Brands PLC	2,717	61,311
Kingfisher PLC	6,113	20,308
National Grid PLC	11,074	163,432
Persimmon PLC	960	26,339
Rio Tinto PLC	3,401	246,461
Schroders PLC	378	14,111
St James’s Place PLC	1,648	26,876
Tesco PLC	22,961	74,949
Unilever PLC	7,759	374,035

(Cost $1,976,041)		1,989,784

TOTAL COMMON STOCKS (Cost $12,571,236)		12,056,796

	Number of Shares	Value
PREFERRED STOCKS — 0.3%
Brazil — 0.3%
Cia Energetica de Minas Gerais	4,362	$10,724
Gerdau SA	3,398	20,917

(Cost $24,766)		31,641

RIGHTS — 0.0%
Thailand — 0.0%
Ratch Group PCL, NVDR*, expires 6/17/22 (Cost $0)	1,600	187

EXCHANGE-TRADED FUNDS — 0.1%
WisdomTree Emerging Markets High Dividend Fund	100	4,166
Xtrackers MSCI EAFE High Dividend Yield Equity ETF (e)	250	5,858

TOTAL EXCHANGE-TRADED FUNDS (Cost $9,502)		10,024

SECURITIES LENDING COLLATERAL — 3.3%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.68% (f)(g) (Cost $403,253)	403,253	403,253

CASH EQUIVALENTS — 0.7%
DWS Government Money Market Series “Institutional Shares”, 0.72% (f) (Cost $89,424)	89,424	89,424

TOTAL INVESTMENTS — 102.7% (Cost $13,098,181)		$12,591,325
Other assets and liabilities, net — (2.7%)		(326,155)

NET ASSETS — 100.0%		$12,265,170

A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2022 is as follows:

Value ($) at 5/31/2021	Purchases Cost ($)	Sales Proceeds ($)		Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 5/31/2022	Value ($) at 5/31/2022
EXCHANGE-TRADED FUNDS — 0.1%
Xtrackers MSCI EAFE High Dividend Yield Equity ETF (e)
1,257	395,548	(387,314)		(3,728)	95	3,751	—	250	5,858

SECURITIES LENDING COLLATERAL — 3.3%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.68% (f)(g)
1,010,219	—	(606,966	) (h)	—	—	532	—	403,253	403,253

CASH EQUIVALENTS — 0.7%
DWS Government Money Market Series “Institutional Shares”, 0.72% (f)
—	2,733,642	(2,644,218)		—	—	44	—	89,424	89,424

1,011,476	3,129,190	(3,638,498)		(3,728)	95	4,327	—	492,927	498,535

See Notes to Financial Statements.	65

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF (Continued)

May 31, 2022

*	Non-income producing security.
(a)

All or a portion of these securities were on loan. In addition, “Other assets and liabilities, net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2022 amounted to $440,342, which is 3.6% of net assets.

(b)	Company declared its annual dividend during the 12-month period ended May, 31 2022, the scheduled payment date was subsequent to May, 31 2022.
(c)	Investment was valued using significant unobservable inputs.
(d)	Stapled Security— A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(e)	Affiliated fund advised by DBX Advisors LLC.
(f)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(g)

Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $74,379.

(h)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended May 31, 2022.

ADR:	American Depositary Receipt
GDR:	Global Depositary Receipt
KSCP:	Kuwait Shareholding Company Public
NVDR:	Non Voting Depositary Receipt
PJSC:	Public Joint Stock Company
QSC:	Qatari Shareholders Company
SAE:	Societe Anonyme Egyptienne
144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Securities are listed in country of domicile.

At May 31, 2022, open futures contracts purchased were as follows:

Contract Description	Currency	Number of Contracts	Notional Amount	Contract Value	Expiration Date	Unrealized Appreciation
EURO STOXX 50 Futures	EUR	2	$78,202	$81,072	6/17/2022	$2,870
MINI TOPIX Index Futures	JPY	2	29,187	29,679	6/09/2022	492
MSCI Emerging Markets Index Future	USD	1	51,735	53,165	6/17/2022	1,430

Total unrealized appreciation						$4,792

For information on the Fund’s policy and additional disclosures regarding open futures contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Currency Abbreviations

EUR	Euro
JPY	Japanese Yen
USD	U.S. Dollar

See Notes to Financial Statements.	66

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF (Continued)

May 31, 2022

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2022 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$12,055,465	$—	$1,331	$12,056,796
Preferred Stocks	31,641	—	—	31,641
Rights	—	187	—	187
Exchange-Traded Funds	10,024	—	—	10,024
Short-Term Investments (a)	492,677	—	—	492,677
Derivatives (b)
Futures Contracts	4,792	—	—	4,792

TOTAL	$12,594,599	$187	$1,331	$12,596,117

(a)	See Schedule of Investments for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts.

During the year ended May 31, 2022, the amount of transfers from Level 1 to Level 3 was $303,279. The investment were transferred from Level 1 to Level 3 due to the lack of observable market data due to a decrease in market activity.

See Notes to Financial Statements.	67

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI EAFE High Dividend Yield Equity ETF

May 31, 2022

	Number of Shares	Value
COMMON STOCKS — 99.2%
Australia — 10.2%
Aurizon Holdings Ltd.	688,458	$1,985,339
BHP Group Ltd.	1,329,213	42,536,128
Coles Group Ltd.	498,805	6,272,546
Fortescue Metals Group Ltd.	629,194	9,076,696
Medibank Pvt Ltd.	1,033,905	2,388,184
Mineral Resources Ltd.	63,209	2,895,149
Rio Tinto Ltd.	137,982	11,328,421
Wesfarmers Ltd.	421,716	14,275,825
Woodside Energy Group Ltd.	314,358	6,711,021

(Cost $91,183,388)		97,469,309

Austria — 0.3%
OMV AG (Cost $2,904,955)	54,637	3,184,027

Belgium — 0.3%
Ageas SA/NV (Cost $3,035,807)	60,437	3,035,807

Chile — 0.3%
Antofagasta PLC (Cost $2,738,299)	147,398	2,744,691

Denmark — 1.0%
A.P. Moller — Maersk A/S, Class A	1,172	3,378,489
A.P. Moller — Maersk A/S, Class B	1,982	5,770,530

(Cost $9,149,019)		9,149,019

Finland — 1.5%
Elisa OYJ	53,176	3,002,046
Kesko OYJ, Class B	101,796	2,543,023
Orion OYJ, Class B	39,681	1,623,817
UPM-Kymmene OYJ	198,564	7,017,361

(Cost $13,704,772)		14,186,247

France — 8.4%
AXA SA (a)	717,881	18,079,904
Bouygues SA (a)	85,189	2,932,144
Danone SA (a)	242,986	14,246,157
Sanofi (a)	422,507	44,980,464

(Cost $77,811,061)		80,238,669

Germany — 7.4%
Allianz SE	151,576	31,666,541
BASF SE	341,223	18,748,305
Covestro AG, 144A	71,883	3,272,700
Deutsche Post AG	368,342	15,193,555
Evonik Industries AG	78,495	2,096,309

(Cost $75,894,189)		70,977,410

Hong Kong — 3.4%
CK Infrastructure Holdings Ltd.	234,832	1,572,920
CLP Holdings Ltd.	610,700	6,091,004
Hang Lung Properties Ltd.	753,160	1,407,336
Henderson Land Development Co. Ltd.	541,706	2,299,241
HKT Trust & HKT Ltd. (b)	1,432,860	1,972,441
Power Assets Holdings Ltd.	517,675	3,381,642
Sino Land Co. Ltd.	1,286,357	1,823,236
SITC International Holdings Co. Ltd.	498,548	1,880,941

	Number of Shares	Value
Hong Kong (Continued)
Sun Hung Kai Properties Ltd.	537,751	$6,573,194
Swire Properties Ltd.	435,555	1,065,911
Wharf Real Estate Investment Co. Ltd.	620,207	2,996,074
Xinyi Glass Holdings Ltd.	672,309	1,708,719

(Cost $33,046,408)		32,772,659

Israel — 0.6%
Bank Leumi Le-Israel BM (Cost $5,348,631)	539,881	5,348,631

Italy — 4.1%
Assicurazioni Generali SpA (a)	410,035	7,445,291
Enel SpA	3,020,160	19,554,442
FinecoBank Banca Fineco SpA	228,569	3,224,736
Snam SpA	749,786	4,345,359
Terna—Rete Elettrica Nazionale	522,105	4,412,918

(Cost $45,093,487)		38,982,746

Japan — 13.6%
Aisin Corp.	54,900	1,803,043
Asahi Kasei Corp.	465,474	3,773,869
Bridgestone Corp.	212,300	8,388,362
Concordia Financial Group Ltd.	413,200	1,397,194
Daiwa House Industry Co. Ltd.	222,971	5,381,670
Honda Motor Co. Ltd.	605,300	14,995,461
Iida Group Holdings Co. Ltd.	54,900	868,448
Japan Tobacco, Inc.	446,200	8,117,930
Kajima Corp.	158,000	1,702,266
Kirin Holdings Co. Ltd.	306,000	4,739,438
Mitsui & Co. Ltd.	518,200	13,018,947
Mitsui Chemicals, Inc.	68,600	1,682,405
Mitsui OSK Lines Ltd.	127,600	3,417,016
MS&AD Insurance Group Holdings, Inc.	165,200	5,256,043
Nippon Steel Corp.	300,100	5,249,913
Nippon Yusen KK	60,000	4,990,478
Obayashi Corp.	246,400	1,748,713
Sekisui House Ltd.	228,824	4,059,938
SoftBank Corp.	1,068,700	12,294,889
Sompo Holdings, Inc.	116,100	5,277,724
T&D Holdings, Inc.	196,724	2,254,042
Taisei Corp.	71,300	2,133,818
Tokio Marine Holdings, Inc.	233,076	13,526,724
Tosoh Corp.	96,920	1,412,608
Yamaha Motor Co. Ltd.	110,600	2,246,475

(Cost $130,289,201)		129,737,414

Netherlands — 2.9%
Koninklijke Ahold Delhaize NV	388,534	10,698,864
NN Group NV	106,194	5,268,242
Stellantis NV	814,204	12,153,464

(Cost $27,840,662)		28,120,570

New Zealand — 0.2%
Spark New Zealand Ltd. (Cost $2,091,466)	721,212	2,281,639

Norway — 1.4%
Aker BP ASA (a)	46,883	2,033,773
Gjensidige Forsikring ASA	73,758	1,606,863

See Notes to Financial Statements.	68

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI EAFE High Dividend Yield Equity ETF (Continued)

May 31, 2022

	Number of Shares	Value
Norway (Continued)
Norsk Hydro ASA	500,159	$3,998,846
Orkla ASA	283,537	2,223,488
Yara International ASA	61,343	3,168,717

(Cost $13,171,387)		13,031,687

Portugal — 0.2%
Jeronimo Martins SGPS SA (Cost $2,146,939)	105,094	2,146,939

Singapore — 2.9%
Oversea-Chinese Banking Corp. Ltd.	1,262,007	10,890,322
Singapore Exchange Ltd.	320,450	2,227,652
Singapore Technologies Engineering Ltd.	591,300	1,772,736
United Overseas Bank Ltd.	439,600	9,462,832
Venture Corp. Ltd.	103,700	1,355,536
Wilmar International Ltd.	716,800	2,180,360

(Cost $25,654,909)		27,889,438

Spain — 3.5%
Enagas SA	92,957	2,122,055
Endesa SA	118,971	2,629,247
Iberdrola SA	2,152,454	25,444,694
Red Electrica Corp. SA	150,927	3,118,819

(Cost $31,426,856)		33,314,815

Sweden — 1.4%
Atlas Copco AB, Class B	578,838	5,581,514
Boliden AB	101,735	4,260,254
Securitas AB, Class B (a)	115,645	1,231,077
Tele2 AB, Class B (a)	210,593	2,571,160

(Cost $14,446,009)		13,644,005

Switzerland — 10.8%
Adecco Group AG	60,163	2,340,492
Baloise Holding AG	17,149	2,916,162
Holcim AG	206,028	10,205,215
Novartis AG	517,899	46,929,954
Swiss Re AG	112,136	9,232,458
Swisscom AG	9,670	5,717,966

	Number of Shares	Value
Switzerland (Continued)
Zurich Insurance Group AG	55,864	$25,526,506

(Cost $99,688,531)		102,868,753

United Kingdom — 24.8%
Admiral Group PLC	66,904	1,874,416
Anglo American PLC	472,309	23,137,433
BAE Systems PLC	1,166,818	11,117,300
British American Tobacco PLC	808,496	35,683,581
GSK PLC	1,888,883	41,245,615
Imperial Brands PLC	335,336	7,567,090
Kingfisher PLC	762,702	2,533,814
National Grid PLC	1,353,354	19,972,973
Persimmon PLC	118,407	3,248,705
Rio Tinto PLC	417,407	30,248,371
Schroders PLC	46,172	1,723,607
St James’s Place PLC	201,005	3,278,050
Tesco PLC	2,840,362	9,271,454
Unilever PLC	951,522	45,869,572

(Cost $223,801,496)		236,771,981

TOTAL COMMON STOCKS (Cost $930,467,472)		947,896,456

SECURITIES LENDING COLLATERAL — 0.6%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.68% (c)(d) (Cost $5,263,643)	5,263,643	5,263,643

CASH EQUIVALENTS — 0.2%
DWS Government Money Market Series “Institutional Shares”, 0.72% (c) (Cost $2,365,904)	2,365,904	2,365,904

TOTAL INVESTMENTS — 100.0% (Cost $938,097,019)		$955,526,003
Other assets and liabilities, net — (0.0)%		(120,556)

NET ASSETS — 100.0%		$955,405,447

A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2022 is as follows:

Value ($) at 5/31/2021	Purchases Cost ($)	Sales Proceeds ($)		Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 5/31/2022	Value ($) at 5/31/2022
SECURITIES LENDING COLLATERAL — 0.6%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.68% (c)(d)
38,049,568	—	(32,785,925	)(e)	—	—	29,693	—	5,263,643	5,263,643

CASH EQUIVALENTS — 0.2%
DWS Government Money Market Series “Institutional Shares”, 0.72%(c)
508,224	62,330,647	(60,472,967)		—	—	1,140	—	2,365,904	2,365,904

38,557,792	62,330,647	(93,258,892)		—	—	30,833	—	7,629,547	7,629,547

(a)

All or a portion of these securities were on loan. In addition, “Other assets and liabilities, net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2022 amounted to $6,467,554, which is 0.7% of net assets.

See Notes to Financial Statements.	69

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI EAFE High Dividend Yield Equity ETF (Continued)

May 31, 2022

(b)	Stapled Security — A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(c)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(d)

Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $1,551,692.

(e)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended May 31, 2022.

144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Securities are listed in country of domicile.

At May 31, 2022, open futures contracts purchased were as follows:

Contract Description	Currency	Number of Contracts	Notional Amount	Contract Value	Expiration Date	Unrealized Appreciation
CAC40 10 EURO Futures	EUR	36	$2,437,327	$2,489,950	6/17/2022	$52,623
EURO STOXX 50 Futures	EUR	13	508,538	526,970	6/17/2022	18,432
FTSE 100 Index Futures	GBP	13	1,221,565	1,242,802	6/17/2022	21,237
MSCI EAFE Futures	USD	38	3,737,155	3,870,300	6/17/2022	133,145

Total unrealized appreciation						$225,437

For information on the Fund’s policy and additional disclosures regarding open futures contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Currency Abbreviations

EUR	Euro
GBP	Pound Sterling
USD	U.S. Dollar

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2022 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$947,896,456	$—	$—	$947,896,456
Short-Term Investments (a)	7,629,547	—	—	7,629,547
Derivatives (b)
Futures Contracts	225,437	—	—	225,437

TOTAL	$955,751,440	$—	$—	$955,751,440

(a)	See Schedule of Investments for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts.

See Notes to Financial Statements.	70

This Page is Intentionally Left Blank

71

DBX ETF Trust

Statements of Assets and Liabilities

May 31, 2022

	Xtrackers Bloomberg US Investment Grade Corporate ESG ETF	Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF	Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF	Xtrackers Municipal Infrastructure Revenue Bond ETF
Assets
Investment in non-affiliated securities at value	$6,604,157	$18,788,863	$21,456,760	$158,578,639
Investment in affiliated securities at value	22,568	—	99,963	—
Investment in DWS Government Money Market Series	19,380	166,057	412,215	—
Investment in DWS Government & Agency Securities Portfolio*	30,582	482,208	302,229	—
Cash	—	—	—	2,645,419
Receivables:
Investment securities sold	87,353	354,256	837,109	1,196,839
Interest	55,455	284,491	338,249	1,994,852
Securities lending income	24	379	661	—

Total assets	$6,819,519	$20,076,254	$23,447,186	$164,415,749

Liabilities
Payable upon return of securities loaned	$30,582	$482,208	$302,229	$—
Payables:
Investment securities purchased	75,434	351,911	1,134,351	2,655,120
Investment advisory fees	844	6,300	3,642	19,898

Total liabilities	106,860	840,419	1,440,222	2,675,018

Net Assets, at value	$6,712,659	$19,235,835	$22,006,964	$161,740,731

Net Assets Consist of
Paid-in capital	$8,619,113	$24,383,490	$24,812,777	$175,847,681
Distributable earnings (loss)	(1,906,454)	(5,147,655)	(2,805,813)	(14,106,950)

Net Assets, at value	$6,712,659	$19,235,835	$22,006,964	$161,740,731

Number of Common Shares outstanding	350,001	1,100,001	1,150,001	6,250,001

Net Asset Value	$19.18	$17.49	$19.14	$25.88

Investment in non-affiliated securities at cost	$7,345,079	$22,680,146	$22,629,481	$171,386,094

Investment in affiliated securities at cost	$25,020	$—	$105,578	$—

Value of securities loaned	$60,743	$524,554	$530,745	$—

Investment in DWS Government Money Market Series at cost	$19,380	$166,057	$412,215	$—

Investment in DWS Government & Agency Securities Portfolio at cost*	$30,582	$482,208	$302,229	$—

Non-cash collateral for securities on loan	$32,281	$63,188	$246,476	$—

*	Represents collateral on securities loaned.

See Notes to Financial Statements.	72

DBX ETF Trust

Statements of Assets and Liabilities (Continued)

May 31, 2022

	Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	Xtrackers MSCI EAFE High Dividend Yield Equity ETF
Assets
Investment in non-affiliated securities at value	$12,092,790	$947,896,456
Investment in affiliated securities at value	5,858	—
Investment in DWS Government Money Market Series	89,424	2,365,904
Investment in DWS Government & Agency Securities Portfolio*	403,253	5,263,643
Foreign currency at value	79,353	3,115,565
Deposit with broker for futures contracts	13,576	580,108
Receivables:
Investment securities sold	1,975,073	172,129,121
Capital shares	2,345	193,333
Variation margin on futures contracts	8,932	193,133
Dividends	77,224	4,110,386
Interest	19	417
Securities lending income	1,492	98,667
Foreign tax reclaim	57,310	2,715,461

Total assets	$14,806,649	$1,138,662,194

Liabilities
Payable upon return of securities loaned	$403,253	$5,263,643
Payables:
Investment securities purchased	2,132,753	113,280,502
Capital shares	—	64,554,560
Investment advisory fees	2,880	158,042
Deferred foreign tax payable	2,593	—

Total liabilities	2,541,479	183,256,747

Net Assets, at value	$12,265,170	$955,405,447

Net Assets Consist of
Paid-in capital	$16,914,738	$1,010,643,627
Distributable earnings (loss)	(4,649,568)	(55,238,180)

Net Assets, at value	$12,265,170	$955,405,447

Number of Common Shares outstanding	500,001	40,700,001

Net Asset Value	$24.53	$23.47

Investment in non-affiliated securities at cost	$12,599,958	$930,467,472

Investment in affiliated securities at cost	$5,546	$—

Value of securities loaned	$440,342	$6,467,554

Investment in DWS Government Money Market Series at cost	$89,424	$2,365,904

Investment in DWS Government & Agency Securities Portfolio at cost*	$403,253	$5,263,643

Non-cash collateral for securities on loan	$74,379	$1,551,692

Foreign currency at cost	$74,209	$3,042,232

*	Represents collateral on securities loaned.

See Notes to Financial Statements.	73

DBX ETF Trust

Statements of Operations

For the Year Ended May 31, 2022

	Xtrackers Bloomberg US Investment Grade Corporate ESG ETF	Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF	Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF	Xtrackers Municipal Infrastructure Revenue Bond ETF
Investment Income
Unaffiliated interest income	$185,637	$1,256,418	$1,196,512	$3,775,408
Affiliated interest income	614	—	5,645	—
Income distributions from affiliated funds	34	146	407	—
Affiliated securities lending income	27	385	232	—
Unaffiliated securities lending income, net of borrower rebates	249	2,130	6,399	—

Total investment income	186,561	1,259,079	1,209,195	3,775,408

Expenses
Investment advisory fees	10,897	99,318	46,235	237,202
Other expenses	25	25	25	57

Total expenses	10,922	99,343	46,260	237,259

Less fees waived (see note 3):
Waiver	(11)	(189)	(104)	—

Net expenses	10,911	99,154	46,156	237,259

Net investment income (loss)	175,650	1,159,925	1,163,039	3,538,149

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	22,305	(420,017)	(152,674)	(1,453,152)
Investments in affiliates	—	—	(5,998)	—
In-kind redemptions	51,457	(1,276,215)	—	—

Net realized gain (loss)	73,762	(1,696,232)	(158,672)	(1,453,152)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,006,609)	(4,349,089)	(2,197,415)	(19,965,660)
Investments in affiliates	(3,365)	—	(6,908)	—

Net change in unrealized appreciation (depreciation)	(1,009,974)	(4,349,089)	(2,204,323)	(19,965,660)

Net realized and unrealized gain (loss) on investments	(936,212)	(6,045,321)	(2,362,995)	(21,418,812)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(760,562)	$(4,885,396)	$(1,199,956)	$(17,880,663)

See Notes to Financial Statements.	74

DBX ETF Trust

Statements of Operations (Continued)

For the Year Ended May 31, 2022

	Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	Xtrackers MSCI EAFE High Dividend Yield Equity ETF
Investment Income
Unaffiliated dividend income*	$1,205,044	$43,221,558
Income distributions from affiliated funds	3,795	1,140
Affiliated securities lending income	532	29,693
Unaffiliated securities lending income, net of borrower rebates	5,471	198,308

Total investment income	1,214,842	43,450,699

Expenses
Investment advisory fees	48,595	1,697,492
Other expenses	57	1,147

Total expenses	48,652	1,698,639

Less fees waived (see note 3):
Waiver	(158)	(412)

Net expenses	48,494	1,698,227

Net investment income (loss)	1,166,348	41,752,472

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments**	(186,082)	(26,303,779)
Investments in affiliates	(3,728)	—
In-kind redemptions	844,021	29,490,317
Futures contracts	(23,222)	215,167
Foreign currency transactions	(23,980)	(586,396)

Net realized gain (loss)	607,009	2,815,309

Net change in unrealized appreciation (depreciation) on:
Investments***	(3,072,115)	(57,911,695)
Investments in affiliates	95	—
Futures contracts	3,702	(93,441)
Foreign currency translations	1,497	(159,974)

Net change in unrealized appreciation (depreciation)	(3,066,821)	(58,165,110)

Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(2,459,812)	(55,349,801)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,293,464)	$(13,597,329)

* Unaffiliated foreign tax withheld	$109,872	$3,034,765
** Including foreign taxes	$457	$—
*** Net of change in deferred foreign taxes	$(54)	$—

See Notes to Financial Statements.	75

DBX ETF Trust

Statements of Changes in Net Assets

	Xtrackers Bloomberg US Investment Grade Corporate ESG ETF		Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF
	Year Ended May 31,		Year Ended May 31,
	2022	2021	2022	2021
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$175,650	$215,759	$1,159,925	$1,041,498
Net realized gain (loss)	73,762	251,449	(1,696,232)	484,854
Net change in net unrealized appreciation (depreciation)	(1,009,974)	(229,678)	(4,349,089)	348,646

Net increase (decrease) in net assets resulting from operations	(760,562)	237,530	(4,885,396)	1,874,998

Distributions to Shareholders	(180,073)	(218,315)	(1,220,031)	(1,002,086)

Fund Shares Transactions
Proceeds from shares sold	1,097,308	—	—	20,615,556
Value of shares redeemed	(1,119,611)	(2,252,359)	(5,144,046)	(5,440,721)

Net increase (decrease) in net assets resulting from fund share transactions	(22,303)	(2,252,359)	(5,144,046)	15,174,835

Total net increase (decrease) in Net Assets	(962,938)	(2,233,144)	(11,249,473)	16,047,747

Net Assets
Beginning of year	7,675,597	9,908,741	30,485,308	14,437,561

End of year	$6,712,659	$7,675,597	$19,235,835	$30,485,308

Changes in Shares Outstanding
Shares outstanding, beginning of year	350,001	450,001	1,400,001	700,001
Shares sold	50,000	—	—	950,000
Shares redeemed	(50,000)	(100,000)	(300,000)	(250,000)

Shares outstanding, end of year	350,001	350,001	1,100,001	1,400,001

See Notes to Financial Statements.	76

DBX ETF Trust

Statements of Changes in Net Assets (Continued)

	Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF		Xtrackers Municipal Infrastructure Revenue Bond ETF
	Year Ended May 31,		Year Ended May 31,
	2022	2021	2022	2021
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$1,163,039	$1,052,055	$3,538,149	$2,810,931
Net realized gain (loss)	(158,672)	1,012,134	(1,453,152)	742,159
Net change in net unrealized appreciation (depreciation)	(2,204,323)	479,819	(19,965,660)	5,541,055

Net increase (decrease) in net assets resulting from operations	(1,199,956)	2,544,008	(17,880,663)	9,094,145

Distributions to Shareholders	(1,190,482)	(1,059,815)	(3,438,355)	(2,889,288)

Fund Shares Transactions
Proceeds from shares sold	7,440,810	2,107,141	45,128,404	46,362,718
Value of shares redeemed	—	(5,206,838)	—	(11,773,539)

Net increase (decrease) in net assets resulting from fund share transactions	7,440,810	(3,099,697)	45,128,404	34,589,179

Total net increase (decrease) in Net Assets	5,050,372	(1,615,504)	23,809,386	40,794,036

Net Assets
Beginning of year	16,956,592	18,572,096	137,931,345	97,137,309

End of year	$22,006,964	$16,956,592	$161,740,731	$137,931,345

Changes in Shares Outstanding
Shares outstanding, beginning of year	800,001	950,001	4,700,001	3,500,001
Shares sold	350,000	100,000	1,550,000	1,600,000
Shares redeemed	—	(250,000)	—	(400,000)

Shares outstanding, end of year	1,150,001	800,001	6,250,001	4,700,001

See Notes to Financial Statements.	77

DBX ETF Trust

Statements of Changes in Net Assets (Continued)

	Xtrackers MSCI All World ex US High Dividend Yield Equity ETF		Xtrackers MSCI EAFE High Dividend Yield Equity ETF
	Year Ended May 31,		Year Ended May 31,
	2022	2021	2022	2021
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$1,166,348	$1,040,851	$41,752,472	$29,157,054
Net realized gain (loss)	607,009	138,229	2,815,309	20,670,571
Net change in net unrealized appreciation (depreciation)	(3,066,821)	5,024,661	(58,165,110)	94,017,999

Net increase (decrease) in net assets resulting from operations	(1,293,464)	6,203,741	(13,597,329)	143,845,624

Distributions to Shareholders	(1,163,325)	(1,043,240)	(37,386,297)	(24,511,986)

Fund Shares Transactions
Proceeds from shares sold	7,568,045	2,655,173	442,165,658	394,847,467
Value of shares redeemed	(15,475,443)	(5,014,288)	(174,417,168)	(184,212,039)

Net increase (decrease) in net assets resulting from fund share transactions	(7,907,398)	(2,359,115)	267,748,490	210,635,428

Total net increase (decrease) in Net Assets	(10,364,187)	2,801,386	216,764,864	329,969,066

Net Assets
Beginning of year	22,629,357	19,827,971	738,640,583	408,671,517

End of year	$12,265,170	$22,629,357	$955,405,447	$738,640,583

Changes in Shares Outstanding
Shares outstanding, beginning of year	850,001	950,001	29,550,001	20,550,001
Shares sold	300,000	100,000	18,750,000	16,750,000
Shares redeemed	(650,000)	(200,000)	(7,600,000)	(7,750,000)

Shares outstanding, end of year	500,001	850,001	40,700,001	29,550,001

See Notes to Financial Statements.	78

DBX ETF Trust

Financial Highlights

Xtrackers Bloomberg US Investment Grade Corporate ESG ETF Selected Per Share Data	Years Ended May 31,
	2022		2021		2020		2019	2018
Net Asset Value, beginning of year	$21.93		$22.02		$23.04		$23.84	$24.09

Income (loss) from investment operations:
Net investment income (loss)(a)	0.52		0.53		0.73		0.83	0.78
Net realized and unrealized gain (loss)	(2.74)		(0.10	)(b)	(0.98)		(0.32)	(0.28)

Total from investment operations	(2.22)		0.43		(0.25)		0.51	0.50

Less distributions from:
Net investment income	(0.53)		(0.52)		(0.77)		(0.83)	(0.75)
Net realized gains	—		—		—		(0.48)	—

Total distributions	(0.53)		(0.52)		(0.77)		(1.31)	(0.75)

Net Asset Value, end of year	$19.18		$21.93		$22.02		$23.04	$23.84

Total Return (%)	(10.36	)(c)	1.95	(c)	(1.16	)(c)	2.28 (c)	2.05

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	7		8		10		7	10
Ratio of expenses before fee waiver (%)	0.15		0.15		0.24		0.25	0.25
Ratio of expenses after fee waiver (%)	0.15		0.15		0.24		0.25	0.25
Ratio of net investment income (loss) (%)	2.42		2.34		3.18		3.53	3.22
Portfolio turnover rate (%)(d)	30		29		57		25	33

Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF Selected Per Share Data	Years Ended May 31,
	2022		2021		2020		2019	2018
Net Asset Value, beginning of year	$21.78		$20.63		$23.10		$24.36	$24.91

Income (loss) from investment operations:
Net investment income (loss)(a)	0.84		0.84		0.89		1.05	0.99
Net realized and unrealized gain (loss)	(4.26)		1.12		(2.37)		(0.29)	(0.48)

Total from investment operations	(3.42)		1.96		(1.48)		0.76	0.51

Less distributions from:
Net investment income	(0.87)		(0.81)		(0.99)		(1.04)	(1.02)
Net realized gains	—		—		—		(0.98)	(0.04)

Total distributions	(0.87)		(0.81)		(0.99)		(2.02)	(1.06)

Net Asset Value, end of year	$17.49		$21.78		$20.63		$23.10	$24.36

Total Return (%)	(16.21	)(c)	9.57	(c)	(6.79	)(c)	3.31 (c)	2.03

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	19		30		14		7	9
Ratio of expenses before fee waiver (%)	0.35		0.35		0.44		0.45	0.45
Ratio of expenses after fee waiver (%)	0.35		0.35		0.44		0.45	0.45
Ratio of net investment income (loss) (%)	4.09		3.87		3.85		4.37	3.94
Portfolio turnover rate (%)(d)	24		35		26		31	48

(a)	Based on average shares outstanding during the period.
(b)	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
(c)	Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
(d)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.	79

DBX ETF Trust

Financial Highlights (Continued)

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF Selected Per Share Data	Years Ended May 31,
	2022	2021	2020	2019	2018
Net Asset Value, beginning of year	$21.20	$19.55	$21.72	$22.68	$23.42

Income (loss) from investment operations:
Net investment income (loss)(a)	1.03	1.23	1.26	1.32	1.27
Net realized and unrealized gain (loss)	(2.01)	1.67	(2.19)	(0.82)	(0.53)

Total from investment operations	(0.98)	2.90	(0.93)	0.50	0.74

Less distributions from:
Net investment income	(1.08)	(1.25)	(1.24)	(1.46)	(1.48)

Total distributions	(1.08)	(1.25)	(1.24)	(1.46)	(1.48)

Net Asset Value, end of year	$19.14	$21.20	$19.55	$21.72	$22.68

Total Return (%)(b)	(4.90)	15.22	(4.58)	2.18	3.24

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	22	17	19	7	3
Ratio of expenses before fee waiver (%)	0.20	0.20	0.33 (c)	0.35 (c)	0.35 (c)
Ratio of expenses after fee waiver (%)	0.20	0.20	0.19 (c)	0.14 (c)	0.33 (c)
Ratio of net investment income (loss) (%)	5.03	5.94	6.06	5.91	5.47
Portfolio turnover rate (%)(d)	47	56	113	19	50

Xtrackers Municipal Infrastructure Revenue Bond ETF Selected Per Share Data	Years Ended May 31,
	2022	2021	2020	2019	2018
Net Asset Value, beginning of year	$29.35	$27.75	$27.70	$26.52	$26.71

Income (loss) from investment operations:
Net investment income (loss)(a)	0.63	0.70	0.76	0.75	0.70
Net realized and unrealized gain (loss)	(3.48)	1.63	0.00 (e)	1.18	(0.20)

Total from investment operations	(2.85)	2.33	0.76	1.93	0.50

Less distributions from:
Net investment income	(0.62)	(0.73)	(0.71)	(0.75)	(0.69)

Total distributions	(0.62)	(0.73)	(0.71)	(0.75)	(0.69)

Net Asset Value, end of year	$25.88	$29.35	$27.75	$27.70	$26.52

Total Return (%)	(9.87)	8.50	2.77	7.45 (b)	1.87

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	162	138	97	68	58
Ratio of expenses (%)	0.15	0.15	0.15	0.25	0.30
Ratio of expenses after fee waiver (%)	0.15	0.15	0.15	0.22	0.30
Ratio of net investment income (loss) (%)	2.24	2.42	2.72	2.85	2.61
Portfolio turnover rate (%)(d)	27	10	12	25	28

(a)	Based on average shares outstanding during the period.
(b)	Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
(c)

The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.

(d)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
(e)	Less than 0.005.

See Notes to Financial Statements.	80

DBX ETF Trust

Financial Highlights (Continued)

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF Selected Per Share Data	Years Ended May 31,
	2022		2021	2020		2019		2018
Net Asset Value, beginning of year	$26.62		$20.87	$23.69		$25.42		$26.14

Income (loss) from investment operations:
Net investment income (loss)(a)	1.22		1.16	0.94		1.21		1.35
Net realized and unrealized gain (loss)	(2.13)		5.75	(2.78)		(1.92)		(1.20)

Total from investment operations	(0.91)		6.91	(1.84)		(0.71)		0.15

Less distributions from:
Net investment income	(1.18)		(1.16)	(0.98)		(1.02)		(0.87)

Total distributions	(1.18)		(1.16)	(0.98)		(1.02)		(0.87)

Net Asset Value, end of year	$24.53		$26.62	$20.87		$23.69		$25.42

Total Return (%)	(3.46	)(b)	34.16 (b)	(8.19	)(b)	(2.82	)(b)	0.54

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	12		23	20		24		27
Ratio of expenses before fee waiver (%)	0.20		0.20	0.20		0.20		0.32
Ratio of expenses after fee waiver (%)	0.20		0.20	0.20		0.20		0.32
Ratio of net investment income (loss) (%)	4.80		4.92	3.94		4.96		5.29
Portfolio turnover rate (%)(c)	38		57	40		30		76

Xtrackers MSCI EAFE High Dividend Yield Equity ETF Selected Per Share Data	Years Ended May 31,
	2022		2021	2020		2019		2018
Net Asset Value, beginning of year	$25.00		$19.89	$22.00		$23.69		$24.99

Income (loss) from investment operations:
Net investment income (loss)(a)	1.17		1.21	0.85		1.36		1.50
Net realized and unrealized gain (loss)	(1.60)		4.94	(2.00)		(2.25)		(1.99)

Total from investment operations	(0.43)		6.15	(1.15)		(0.89)		(0.49)

Less distributions from:
Net investment income	(1.10)		(1.04)	(0.96)		(0.80)		(0.81)

Total distributions	(1.10)		(1.04)	(0.96)		(0.80)		(0.81)

Net Asset Value, end of year	$23.47		$25.00	$19.89		$22.00		$23.69

Total Return (%)	(1.72	)(b)	31.74 (b)	(5.58	)(b)	(3.76	)(b)	(2.02)

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	955		739	409		244		24
Ratio of expenses before fee waiver (%)	0.20		0.20	0.20		0.20		0.33
Ratio of expenses after fee waiver (%)	0.20		0.20	0.20		0.20		0.33
Ratio of net investment income (loss) (%)	4.92		5.38	3.86		6.06		6.28
Portfolio turnover rate (%)(c)	30		57	57		20		56

(a)	Based on average shares outstanding during the period.
(b)	Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
(c)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.	81

DBX ETF Trust

Notes to Financial Statements

1. Organization

DBX ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end registered management investment company organized as a Delaware statutory trust.

As of May 31, 2022, the Trust consists of thirty-four investment series of exchange-traded funds (“ETFs”) (each a “Fund” and collectively, the “Funds”) in operation and trading. These financial statements report on the Funds listed below:

Xtrackers Bloomberg US Investment Grade Corporate ESG ETF*
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF
Xtrackers Municipal Infrastructure Revenue Bond ETF
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF
Xtrackers MSCI EAFE High Dividend Yield Equity ETF

DBX Advisors LLC (“DBX” or the “Advisor”), an indirect, wholly-owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), serves as investment advisor to the Funds and has overall responsibility for the general management and administration of the Funds, subject to the supervision of the Funds’ Board of Trustees (“Board”).

Xtrackers Bloomberg US Investment Grade Corporate ESG ETF , Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF and Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF offer shares that are listed and traded on the Cboe Bats BZX Exchange. Inc. (“Cboe”). Xtrackers Municipal Infrastructure Revenue Bond ETF, Xtrackers MSCI All World ex US High Dividend Yield Equity ETF and Xtrackers MSCI EAFE High Dividend Yield Equity ETF offer shares that are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value, (“NAV”) only in large specified lots consisting of 50,000 shares, each called a “Creation Unit”, to authorized participants who have entered into agreements with the Funds’ distributor. Shares are not individually redeemable securities of the Funds, and owners of the shares may acquire those shares from the Funds, or tender such shares for redemption to the Funds, in Creation Units only.

The investment objective of each Fund is to track the performance, before fees and expenses, of a particular index (the “Underlying Index”). The underlying indices for the Funds are:

Fund	Underlying Index
Xtrackers Bloomberg US Investment Grade Corporate ESG ETF*	Bloomberg MSCI US Corporate Sustainability SRI Sector/Credit/Maturity Neutral Index*
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF	J.P. Morgan ESG EMBI Global Diversified Sovereign Index
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF	J.P. Morgan ESG DM Corporate High Yield USD Index
Xtrackers Municipal Infrastructure Revenue Bond ETF	Solactive Municipal Infrastructure Revenue Bond Index
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	MSCI ACWI ex USA High Dividend Yield Index
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	MSCI EAFE High Dividend Yield Index

*

On August 24, 2021, the Fund changed its name from Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF to Xtrackers Bloomberg US Investment Grade Corporate ESG ETF and its Underlying Index from Bloomberg Barclays MSCI US Corporate Sustainability SRI Sector/Credit/Maturity Neutral Index to the Bloomberg MSCI US Corporate Sustainability SRI Sector/Credit/Maturity Neutral Index.

The Bloomberg MSCI US Corporate Sustainability SRI Sector/Credit/Maturity Neutral Index is designed to apply environmental, social and governance (“ESG”) considerations to a broader parent index. The Underlying Index generally aims to keep the broad characteristics of its parent index, the Bloomberg US Corporate Index (an investment grade corporate bond universe), resulting in a broad investment grade fixed income market exposure with ESG aspects. Under normal circumstances, the Bloomberg MSCI US Corporate Sustainability SRI Sector/Credit/Maturity Neutral Index is reconstituted and rebalanced on a monthly basis.

The J.P. Morgan ESG EMBI Global Diversified Sovereign Index is designed to apply environmental, social and governance (“ESG”) considerations to a broader parent index. The Underlying Index generally aims to keep the

82

DBX ETF Trust

Notes to Financial Statements (Continued)

broad characteristics of its parent index, the J.P. Morgan EMBI Global Diversified Sovereign Index, resulting in a broad emerging markets sovereign debt market exposure with ESG aspects. The J.P. Morgan ESG DM Corporate High Yield USD Index is designed to apply environmental, social and governance considerations to a broader parent index. The Underlying Index generally aims to keep the broad characteristics of its parent index, the J.P. Morgan DM High Yield USD Index (a USD denominated high yield corporate bond index of developed market issuers), resulting in a broad high yield fixed income market exposure with ESG aspects. Under normal circumstances, the J.P. Morgan Indices are reconstituted and rebalanced on a monthly basis.

The Solactive Municipal Infrastructure Revenue Bond Index is designed to track the returns of the segment of the U.S. long term tax-exempt bond market, consisting of infrastructure revenue bonds. It is comprised of tax-exempt municipal securities issued by states, cities, counties, districts, their respective agencies and other tax-exempt issuers. The Underlying Index is intended to track bonds that have been issued with the intention of funding federal, state and local infrastructure projects such as water and sewer systems, public power systems, toll roads, bridges, tunnels and many other public use projects. It is designed to only hold bonds issued by state and local municipalities where the interest and principal repayments are generated from dedicated revenue streams or a double-barreled revenue stream (pledged revenue stream and a general obligation pledge). Under normal circumstances, the Solactive Municipal Infrastructure Revenue Bond Index is rebalanced monthly on the last business day of each month.

The MSCI ACWI ex USA High Dividend Yield Index is designed to track the performance of equity securities (excluding real estate investment trusts (“REITs”)) in developed and emerging stock markets (excluding the United States) in its parent index, the MSCI ACWI ex US Index, with higher dividend income and quality characteristics than average dividend yields of equities in the parent index, where such higher dividend income and quality characteristics are both sustainable and persistent. The MSCI EAFE High Dividend Yield Index is designed to reflect the performance of equities (excluding REITs) in developed markets in its parent index, the MSCI EAFE Index, with higher dividend income and quality characteristics than average dividend yields of equities in the parent index, where such higher dividend income and quality characteristics are both sustainable and persistent. Under normal circumstances, the MSCI High Dividend Yield Indices are rebalanced semi-annually in May and November.

Each Fund is entitled to use its respective Underlying Index pursuant to a licensing agreement between the Index Provider and DBX. There is no charge to the Funds in connection with these licensing agreements.

Xtrackers Bloomberg US Investment Grade Corporate ESG ETF, Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF, Xtrackers Municipal Infrastructure Revenue Bond ETF and Xtrackers MSCI All World ex US High Dividend Yield Equity ETF are diversified series of the Trust. Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF and Xtrackers MSCI EAFE High Dividend Yield Equity ETF are non-diversified and are not limited by the Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. This means the securities of a particular issuer (or securities of issuers in particular industries) may dominate the Underlying Index of the Fund and, consequently, the Fund’s investment portfolio. This may adversely affect the Fund’s performance or subject the Fund’s shares to greater price volatility than that experienced by more diversified investment companies. In addition, each Fund, with the exception of Xtrackers Bloomberg US Investment Grade Corporate ESG ETF , Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF, Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF and Xtrackers Municipal Infrastructure Revenue Bond ETF, may change its diversification status over time and then change it back again, without shareholder approval, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index each Fund tracks.

Pursuant to the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business the Trust enters into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Trust expects the risk of loss to be remote.

83

DBX ETF Trust

Notes to Financial Statements (Continued)

2. Significant Accounting Policies

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund qualifies as an investment company under Topic 946 of the Accounting Standards Codification of U.S. GAAP. The following is a summary of significant accounting policies followed by the Funds.

Security Valuation    The NAV of each Fund’s shares is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time. NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Municipal debt securities are valued at prices supplied by independent pricing services approved by the Funds’ Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. If the pricing services are unable to provide valuations, securities are valued at the mean between the bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Corporate and sovereign debt securities are valued at prices supplied by independent pricing services approved by the Funds’ Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. If the pricing services are unable to provide valuations, securities are valued at the mean between the bid and ask quotations or evaluated prices, as applicable, obtained from broker dealers. These securities are generally categorized as Level 2.

Equity securities and ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.

Investments in open-end investment companies are valued at their NAV each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Funds’ valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

84

DBX ETF Trust

Notes to Financial Statements (Continued)

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s Underlying Index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index.

Disclosure about the classification of the fair value measurements is included in a table following the Fund’s Schedule of Investments.

Cash    Cash consists of cash held at banks and is on deposit with major financial institutions.

Investment Transactions and Investment Income    Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from the sale or disposition of securities are calculated on the identified cost-method. Dividend income is net of any foreign taxes withheld at source. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Interest income is recorded on the accrual basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

Tax Information and Dividends and Distributions to Shareholders    It is each Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”). Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is the policy of Xtrackers Bloomberg US Investment Grade Corporate ESG ETF , Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF, Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF and Xtrackers Municipal Infrastructure Revenue Bond ETF to pay out dividends from its net investment income monthly and Xtrackers MSCI All World ex US High Dividend Yield Equity ETF and Xtrackers MSCI EAFE High Dividend Yield Equity ETF to pay out dividends from net investment income quarterly. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Funds may occasionally be required to make supplemental distributions at some other time during the year. The Funds reserve the right to declare special distributions if, in their reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified at the end of the year within the components of net assets based on their federal tax treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for the full year for tax purposes, are reported as a tax return of capital.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Funds’ tax positions taken or expected to be taken on foreign, federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Funds’ financial statements.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statements of Operations. For the year ended May 31, 2022, the Funds did not incur any interest or penalties.

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As of May 31, 2022, the components of accumulated earnings (losses) on a tax basis were as follows:

	Undistributed Ordinary Income*	Capital and Other Gains (Losses)	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Losses)
Xtrackers Bloomberg US Investment Grade Corporate ESG ETF	$14,392	$(1,174,248)	$(746,598)	$(1,906,454)
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF	101,654	(1,328,851)	(3,920,458)	(5,147,655)
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF	106,890	(1,693,537)	(1,219,166)	(2,805,813)
Xtrackers Municipal Infrastructure Revenue Bond ETF	355,381	(1,654,448)	(12,807,883)	(14,106,950)
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	364,530	(4,305,037)	(709,061)	(4,649,568)
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	24,385,784	(70,361,044)	(9,262,920)	(55,238,180)

The tax character of dividends and distributions declared for the years ended May 31, 2022 and May 31, 2021 were as follows:

	Year Ended May 31, 2022
	Ordinary Income*	Tax-Exempt
Xtrackers Bloomberg US Investment Grade Corporate ESG ETF	$180,073	$—
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF	1,220,031	—
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF	1,190,482	—
Xtrackers Municipal Infrastructure Revenue Bond ETF	574	3,437,781
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	1,163,325	—
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	37,386,297	—

	Year Ended May 31, 2021
	Ordinary Income*	Tax-Exempt
Xtrackers Bloomberg US Investment Grade Corporate ESG ETF	$218,315	$—
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF	1,002,086	—
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF	1,059,815	—
Xtrackers Municipal Infrastructure Revenue Bond ETF	—	2,889,288
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	1,043,240	—
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	24,511,986	—

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

At May 31, 2022, for Federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by regulations, to offset future capital gains for an unlimited period. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

	Short-Term	Long-Term	Total Amount
Xtrackers Bloomberg US Investment Grade Corporate ESG ETF	$471,020	$703,228	$1,174,248
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF	137,402	1,148,772	1,286,174
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF	231,199	1,462,338	1,693,537
Xtrackers Municipal Infrastructure Revenue Bond ETF	1,035,516	618,932	1,654,448
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	956,319	3,348,718	4,305,037
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	23,591,338	46,769,706	70,361,044

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For the fiscal year ended May 31, 2022, the effect of permanent “book/tax” reclassifications to the components of net assets are included below. These differences are primarily due to redemptions-in-kind.

	Distributable earnings (loss)	Paid-In Capital
Xtrackers Bloomberg US Investment Grade Corporate ESG ETF	$(51,241)	$51,241
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF	1,287,459	(1,287,459)
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	(633,486)	633,486
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	(23,851,258)	23,851,258

As of May 31, 2022, the aggregate cost of investments for federal income tax purposes, the net unrealized appreciation or depreciation and the aggregated gross unrealized appreciation (depreciation) on investments were as follows:

	Aggregate Tax Cost	Net Unrealized Appreciation (Depreciation)	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)
Xtrackers Bloomberg US Investment Grade Corporate ESG ETF	$7,423,285	$(746,598)	$8,375	$(754,973)
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF	23,357,586	(3,920,458)	157,800	(4,078,258)
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF	23,490,333	(1,219,166)	253,275	(1,472,441)
Xtrackers Municipal Infrastructure Revenue Bond ETF	171,386,094	(12,807,883)	232,457	(13,040,340)
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	13,300,104	(708,288)	745,711	(1,453,999)
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	964,698,113	(9,119,486)	43,591,807	(52,711,293)

Foreign Taxes    The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on capital gains from sales of investments and foreign currency transactions are included in their respective net realized gain (loss) categories, and deferred foreign taxes on unrealized gains are included in net change in unrealized appreciation (depreciation). Receivables and payables related to foreign taxes as of May 31, 2022, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

Foreign Currency Translations    The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending    The Funds, except the Xtrackers Municipal Infrastructure Revenue Bond ETF, may lend securities to certain financial institutions under the terms of their securities lending agreement. During the term of the loans, the Funds continue to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Funds require the borrowers of the securities to maintain collateral with the Funds consisting of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or

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instrumentalities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended May 31, 2022, the Funds invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.08% annualized effective rate as of May 31, 2022) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Funds receive compensation for lending their securities either in the form of fees or by earning interest on invested cash collateral, net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Funds are not able to recover securities lent, the Funds may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Funds are also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of May 31, 2022, the Funds listed below had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Remaining Contractual Maturity of the Agreements, as of May 31, 2022

Securities Lending Transactions	Overnight and Continuous	<30 Days	Between 30 & 90 days	>90 days	Total
Xtrackers Bloomberg US Investment Grade Corporate ESG ETF
Corporate Bonds	$30,582	$—	$3,212	$29,069	$62,863

Gross amount of recognized liabilities and non-cash collateral for securities lending transactions					$62,863

Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF
Corporate Bonds	$482,208	$—	$6,288	$56,900	$545,396

Gross amount of recognized liabilities and non-cash collateral for securities lending transactions					$545,396

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF
Corporate Bonds	$302,229	$—	$23,399	$223,077	$548,705

Gross amount of recognized liabilities and non-cash collateral for securities lending transactions					$548,705

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF
Common Stocks	$403,253	$—	$—	$74,379	$477,632

Gross amount of recognized liabilities and non-cash collateral for securities lending transactions					$477,632

Xtrackers MSCI EAFE High Dividend Yield Equity ETF
Common Stocks	$5,263,643	$—	$—	$1,551,692	$6,815,335

Gross amount of recognized liabilities and non-cash collateral for securities lending transactions					$6,815,335

Derivatives

Futures Contracts    Each Fund may enter into futures contracts. These futures contracts will be used to simulate investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund will enter into futures contracts that are traded on a U.S. or non-U.S. exchange. No Fund will use futures for speculative purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. For the year ended May 31, 2022, Xtrackers MSCI All World ex US High Dividend Yield Equity ETF and Xtrackers MSCI EAFE High Dividend Yield Equity ETF utilized futures in order to simulate investment in the Underlying Index. To the extent required by law, liquid assets committed to futures contracts will be maintained.

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At the time each Fund enters into a futures contract, each Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is affected. Pursuant to the contract, each Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by each Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. The guarantee is supported by a daily payment system (i.e., margin requirements).

Use of long futures contracts subjects each Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects each Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

A summary of the open futures contracts as of May 31, 2022 is included in a table following the Funds’ Schedule of Investments.

The following tables summarize the value of the Funds’ derivative instruments held as of May 31, 2022 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

	Asset Derivatives		Liability Derivatives
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF

Equity contracts	Unrealized appreciation on futures contracts*	$4,792	Unrealized depreciation on futures contracts*	$—
Xtrackers MSCI EAFE High Dividend Yield Equity ETF

Equity contracts	Unrealized appreciation on futures contracts*	$225,437	Unrealized depreciation on futures contracts*	$—

*

Includes cumulative appreciation or cumulative depreciation on futures contracts as disclosed in the Schedule of Investments. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of realized and unrealized gains and losses on derivative instruments recognized in the Funds’ earnings during the year ended May 31, 2022 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Net Realized Gain (Loss) from:

Futures Contracts — Equity Contracts
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	$(23,222)
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	215,167

Net Change in Unrealized Appreciation (Depreciation) on:

Futures Contracts — Equity Contracts
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	$3,702
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	(93,441)

For the year ended May 31, 2022 the average monthly volume of derivatives was as follows:

Futures Contracts (Contract Value)
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	$236,987
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	6,444,965

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Affiliated Cash Management Vehicles    The Funds may invest uninvested cash balances in DWS Government Money Market Series and DWS ESG Liquidity Fund, affiliated money market funds which are managed by DWS Investment Management Americas, Inc. (“DIMA”), also an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Government Money Market Series seeks to maintain a stable NAV, and DWS ESG Liquidity Fund maintains a floating NAV. The Funds indirectly bear their proportionate share of the expenses of each affiliated money market fund in which they invest. The Advisor will waive an amount of the unitary advisory fee payable to the Advisor by the Funds equal to such acquired fund’s fees and expenses on the Funds’ assets invested in the affiliated money market funds.

3. Investment Advisory and Other Agreements

The Advisor has overall responsibility for the general management and administration of the Funds, subject to the supervision of the Funds’ Board of Trustees. Under an investment advisory agreement between the Trust, on behalf of the Funds, and the Advisor (the “Investment Advisory Agreement”), the Advisor is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Funds to operate.

For its investment advisory services to the Funds below, the Advisor is entitled to receive a unitary advisory fee based on each Fund’s average daily net assets, computed and accrued daily and payable monthly, at an annual rate equal to:

Unitary Advisory Fee
Xtrackers Bloomberg US Investment Grade Corporate ESG ETF	0.15%
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF	0.35%
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF	0.20%
Xtrackers Municipal Infrastructure Revenue Bond ETF	0.15%
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	0.20%
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	0.20%

The Advisor for Xtrackers MSCI All World ex US High Dividend Yield Equity ETF has contractually agreed to waive a portion of its unitary advisory fee in an amount equal to the acquired fund’s fees and expenses attributable to the Fund’s investments in affiliated funds. For the year ended May 31, 2022, the Advisor waived $138 of the expenses of the Fund.

The Advisor for the Funds below has contractually agreed to waive a portion of its unitary advisory fee in an amount equal to the acquired fund’s fees and expenses attributable to the Funds’ investments in affiliated cash management vehicles. For the year ended May 31, 2022, the Advisor waived expenses of the Funds as follows:

Expenses Waived
Xtrackers Bloomberg US Investment Grade Corporate ESG ETF	$11
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF	189
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF	104
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	20
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	412

Out of the unitary advisory fee, the Advisor pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, and expenses of the Independent Trustees. Each Fund is responsible for the payment of interest expense, acquired fund fees and expenses, taxes, brokerage expenses and extraordinary expenses.

The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as Administrator, Custodian, Accounting Agent, Lending Agent and Transfer Agent for each Fund.

ALPS Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Funds.

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The Board of Trustees is currently comprised of three Independent Trustees. The Advisor paid retainer fees and attendance fees to each Independent Trustee; retainer fees to the Chairman of the Board of Trustees and the Chairman of the Audit Committee; and attendance fees to each member of the Audit Committee (which is comprised of all of the Funds’ Independent Trustees).

4. Investment Portfolio Transactions

For the year ended May 31, 2022, the cost of investments purchased and proceeds from sale of investments (excluding in-kind transactions and short-term investments) were as follows:

	Purchases	Sales
Xtrackers Bloomberg US Investment Grade Corporate ESG ETF	$2,163,005	$2,135,088
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF	7,327,961	6,624,667
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF	10,477,189	10,626,435
Xtrackers Municipal Infrastructure Revenue Bond ETF	58,262,921	42,063,372
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	9,473,892	8,917,021
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	359,612,677	255,639,707

For the year ended May 31, 2022, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

	Purchases	Sales
Xtrackers Bloomberg US Investment Grade Corporate ESG ETF	$1,087,374	$1,096,278
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF	—	5,157,193
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF	7,375,693	—
Xtrackers Municipal Infrastructure Revenue Bond ETF	32,182,394	—
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	4,722,210	13,159,804
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	344,256,565	169,931,239

5. Fund Share Transactions

As of May 31, 2022, there were unlimited Fund shares, no par value, authorized by the Trust. Fund shares are issued and redeemed by each Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind contribution of a designated portfolio of securities constituting a portfolio sampling representation of the securities included in the respective Fund’s Underlying Index and an amount of cash, which under certain circumstances may include cash in lieu of portfolio securities. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

6. Concentration of Ownership

From time to time, the Funds may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At May 31, 2022, there was one affiliated shareholder account for each of the funds listed below holding a significant percentage of the shares outstanding:

Approximate Percent of Outstanding Shares Held
Xtrackers Bloomberg US Investment Grade Corporate ESG ETF	67%
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF	44%
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF	34%

7. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or

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delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets. There is also substantially less publicly available information about emerging market issuers than there is about issuers in developed countries. Therefore, disclosure of certain material information may not be made, and less information may be available to the Funds and other investors than would be the case if the Funds’ investments were restricted to securities of issuers in developed countries. Investments in emerging markets are often considered speculative.

Russia’s recent military incursions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Funds’ investments, even beyond any direct exposure the Funds may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial.

8. Investing in High-Yield Debt Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. A fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in NAV of a fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high-yield debt securities could increase liquidity risk for a fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

9. Line of Credit

The Trust has entered into a senior unsecured credit facility with a syndication of banks which allows the Xtrackers Bloomberg US Investment Grade Corporate ESG ETF , Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF, Xtrackers MSCI All World ex US High Dividend Yield Equity ETF and certain other funds managed by the Advisor to borrow up to $105 million. Each Fund may borrow money under this credit facility to the extent necessary for temporary or emergency purposes, including the funding of shareholder redemption requests, trade settlements, and as necessary to distribute to shareholders any income necessary to maintain each Funds’ status as a regulated investment company. Borrowings are charged an interest rate of 1.25% per annum plus the greater of the Federal Funds Effective Rate or the one-month LIBOR Rate. Each Fund may borrow up to the lesser of 33 percent of its net assets as permitted by the Act or 25 percent of adjusted total net assets. The Funds had no outstanding loans at May 31, 2022.

10. Other — COVID-19 Pandemic

A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to significant portions of the population remaining unvaccinated and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Funds’ and their investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Funds and their service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Funds and reflect the consequences as appropriate in the Funds’ accounting and financial reporting.

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Report of Independent Registered Public Accounting Firm

To the Shareholders of Xtrackers Bloomberg US Investment Grade Corporate ESG ETF (formerly known as Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF), Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF, Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF, Xtrackers Municipal Infrastructure Revenue Bond ETF, Xtrackers MSCI All World ex US High Dividend Yield Equity ETF and Xtrackers MSCI EAFE High Dividend Yield Equity ETF and the Board of Trustees of DBX ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Xtrackers Bloomberg US Investment Grade Corporate ESG ETF (formerly known as Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF), Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF, Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF, Xtrackers Municipal Infrastructure Revenue Bond ETF, Xtrackers MSCI All World ex US High Dividend Yield Equity ETF and Xtrackers MSCI EAFE High Dividend Yield Equity ETF (collectively referred to as the “Funds”), (six of the funds constituting DBX ETF Trust (the “Trust”)), including the schedules of investments, as of May 31, 2022, and the related statements of operations for the year ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (six of the funds constituting DBX ETF Trust) at May 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of the internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

New York, New York

July 27, 2022

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Liquidity Risk Management (Unaudited)

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DBX Advisors LLC (“Advisors”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). Advisors has designated a committee (the “Committee”) composed of personnel from multiple departments within an affiliate of Advisors that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.

In February 2022, as required by the Program and the Liquidity Rule, Advisors provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2020 through November 30, 2021 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, Advisors stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. Advisors also reported that there were no material changes made to the Program during the Reporting Period.

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DBX ETF Trust

Board Considerations in Approval of Investment Advisory

Contracts (Unaudited)

Xtrackers Bloomberg US Investment Grade Corporate ESG ETF, Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF, Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF, Xtrackers Municipal Infrastructure Revenue Bond ETF, Xtrackers MSCI All World ex US High Dividend Yield Equity ETF, and Xtrackers MSCI EAFE High Dividend Yield Equity ETF

Board Approval of Investment Advisory Agreement with DBX Advisors LLC

After discussions at the meeting of the Board of Trustees (“Board” or “Trustees”) held on February 16-17, 2022 (the “Meeting”), the Trustees, all of whom are the Independent Trustees (those not affiliated with DBX ETF Trust (the “Trust”) or its service providers), unanimously approved the continuance of the Investment Advisory Agreement with respect to Xtrackers Bloomberg US Investment Grade Corporate ESG ETF, Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF, Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF, Xtrackers MSCI All World ex US High Dividend Yield Equity ETF, Xtrackers MSCI EAFE High Dividend Yield Equity ETF, and Xtrackers Municipal Infrastructure Revenue Bond ETF (each a “Fund,” and collectively, the “Funds”). The Independent Trustees were advised throughout the review and Meeting by K&L Gates LLP (“Independent Trustee Counsel”).

Before reaching their decision to approve the Investment Advisory Agreement for another annual period, the Independent Trustees evaluated the materials furnished to them in advance of the Meeting from DBX Advisors LLC (“DBX” or the “Adviser”) for purposes of reviewing the agreement’s terms, including statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”) regarding (a) fee and expense information for each Fund (including the fee and expense components and any amounts waived or reimbursed) as compared to a peer group of other exchange-traded funds (“ETFs”) selected pursuant to Broadridge’s proprietary methodology (each, a “Peer Group”) and (b) each Fund’s tracking error as compared to its underlying index over the previous five years (or since inception, if shorter). The Independent Trustees also took into consideration the discussions they had with management during the Meeting and among themselves during their Executive Sessions held on February 16 and February 17, 2022. The Independent Trustees also noted that they had received and should take into consideration a substantial amount of information furnished throughout the year at regular Board meetings, which information included, among other things, an analysis of each Fund’s investment performance, tracking error and related financial information, presentations given by DBX, as well as its periodic reports on brokerage commissions, portfolio execution and other services provided to the Funds.

In reaching its decision to continue in effect the Investment Advisory Agreement for another annual period, the Board considered all factors it believed relevant, including (1) the nature, extent and quality of the services provided to the Funds and their shareholders; (2) the financial resources of DBX and its resulting ability to perform its obligations under the Investment Advisory Agreement; (3) the competitiveness of the advisory fee; (4) the total cost of the services provided by and the profits realized by the Adviser from its relationship with the Funds; (5) the extent to which economies of scale have been realized, and if the Funds’ shareholders have benefitted from those economies; and (6) fall out benefits, if any, enjoyed by the Adviser.

The Board reached a determination, with the assistance of Independent Trustee Counsel and Vedder Price P.C. (“Trust Counsel”) and through the exercise of its business judgment, that approval of the Investment Advisory Agreement and the compensation to be received thereunder is in the best interests of each Fund and its shareholders as well as consistent with the Board’s duties under state and federal law. The Board reached this conclusion based on multiple factors.

The Board considered the following in determining whether to approve the Investment Advisory Agreement:

Nature, Extent and Quality of Services.    The Board reviewed in detail the nature, extent and quality of services provided and the risks incurred by the Adviser under the Investment Advisory Agreement. In doing so, the Board considered the information it had received from and the discussions it had with the Adviser continuously during the prior year, in addition to the information the Adviser had provided in response to the Board’s requests prior to the Meeting. The Board considered that these services include, among other things, furnishing a continuous investment program for the Funds, including arranging for, or implementing, the purchase and sale of portfolio securities, the provision of general corporate services such as portfolio management compliance services and the

95

DBX ETF Trust

Board Considerations in Approval of Investment Advisory

Contracts (Unaudited) (Continued)

preparation and filing of certain reports on behalf of the Trust. The Board also considered, among other things, the professional experience, qualifications and performance of the senior management and key professional personnel of the Adviser, including portfolio management.

The Board considered that the Adviser provides, at its own expense, office facilities and equipment for use by the Funds and supervisory persons responsible for supervising and monitoring the Trust’s service providers. The Board also considered that the Adviser pays or arranges for the compensation of officers of the Trust who are also officers or employees of the Adviser or one of its DWS Group affiliates, except as may otherwise be determined by the Board. In addition, the Board considered that the Adviser arranges for the provision of transfer agency, custody, fund administration and accounting, and other non-distribution services necessary for the Funds’ operations. The Board also considered that in addition to managing the Funds’ portfolios directly, the Adviser provides oversight of day-to-day operations, including monitoring tracking error, providing services in connection with the creation and redemption of creation units and assistance in meeting legal, compliance and regulatory requirements applicable to the Funds.

The Board considered the information regarding each Fund’s tracking error compared to its underlying index that had been provided by the Adviser and by Broadridge. The Board took note of the detailed information provided by the Adviser throughout the year with respect to each Fund’s tracking error and the sources thereof. The Trustees noted that tracking error for each Fund during the year was in an expected range.

Based on its review, the Board concluded that the nature, extent, and quality of services provided by the Adviser under the Investment Advisory Agreement are reasonable and appropriate in relation to the fees paid to the Adviser, taking special consideration of the fact that the advisory fee is a unitary fee and, as a result, a portion of the unitary advisory fee will be used to compensate the Funds’ service providers. The Board considered the staffing of the Adviser, including the training, qualifications and experience of investment personnel in managing the Funds. The Board also considered the expertise of the Adviser in supervising third party service providers to the Funds, such as the administrator and the custodian, noting the Adviser’s extensive work with these service providers (including onsite due diligence sessions) to conduct such supervision. The Board further considered the compliance program of the Adviser, which supports the Funds’ compliance program.

Adviser’s Financial Resources.    In connection with the assessment of the ability of the Adviser to perform its duties under the Investment Advisory Agreement, the Board considered the Adviser’s financial condition and whether it has the resources necessary to carry out its functions. The Board concluded that the Adviser has the financial resources necessary to perform its obligations under the Investment Advisory Agreement.

Reasonableness of Advisory Fee.    The Board compared each Fund’s advisory fee and total expenses to those of the other ETFs in its Peer Group. The Board noted that due to the special characteristics of certain Funds, there were limitations faced by Broadridge in providing comparable funds in the Peer Groups and the information in the Broadridge reports accordingly may or may not provide meaningful direct comparisons to the Funds. The Board also noted that the advisory fees and total expenses (after waivers/reimbursements) for many of the Funds were below or equal to the average and/or median of the ETFs in each Fund’s respective Peer Group compiled by Broadridge, but the following Funds had advisory fees and/or total expenses (after waivers/reimbursements) that were above the average and/or median of their respective Peer Groups:

—	Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF

—	Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF

The Board considered, however, that Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF’s total expenses were lower than the average and median of its Peer Group.

The Board accordingly noted that each Fund’s fee is competitive with the fees of applicable peer ETFs.

The Board considered that the fee for each of the Funds is a unitary fee pursuant to which the Adviser pays all of the Funds’ costs (subject to certain specified exceptions). The Board considered that each Fund’s fee had been priced to scale when it was established. The Board also considered that each Fund’s portfolio is managed on a day-to-day basis by the Adviser and that the Adviser also provides oversight of day-to-day operations, including

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DBX ETF Trust

Board Considerations in Approval of Investment Advisory

Contracts (Unaudited) (Continued)

monitoring tracking error, providing services in connection with creation and redemption units and assistance in meeting legal and regulatory requirements applicable to the Funds. Based on its review, the Board concluded that the advisory fee for each Fund is reasonable in light of the services provided.

Costs of Services and Profitability.    The Board considered the expenses of the Adviser in developing and rendering services provided to the Funds and the information provided by the Adviser to the Board regarding the Funds’ profitability. The Board considered that the Adviser had provided extensive information about the Adviser’s profitability and the Adviser’s methodology in determining profitability. While the Adviser had provided information about the Adviser’s expenses relating to marketing the Funds, the Board considered the Adviser’s profitability without accounting for such expenses. The Board determined that, although only some of the Funds were profitable as of this time, the Adviser’s profitability with respect to each profitable Fund was not excessive. The Board considered whether the Adviser would benefit in other ways from its relationships with the Funds and concluded that there were no material fall-out benefits likely to accrue to the Adviser related to the operation of the Funds.

Economies of Scale.    The Board considered that certain Funds had attracted a substantial amount of assets, but determined that those Funds were not experiencing economies of scale beyond what was reflected in each Fund’s unitary fee, which the Board noted was very competitive. The Board considered that the other Funds were not experiencing economies of scale at this time and determined to revisit this matter after the Funds had attracted more assets.

Given all the information available to it and considering all material factors, the Board concluded that the Investment Advisory Agreement was fair and reasonable and it was unanimously approved.

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DBX ETF Trust

Board Members and Officers (Unaudited)

Identification and Background

The Board has responsibility for the overall management and operations of the funds, including general supervision of the duties performed by the Advisor and other service providers. Each Board Member serves until his or her successor is duly elected or appointed and qualified. Each officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

The Trust currently has three Board Members. The three Independent Board Members have no affiliation or business connection with the Advisor or any of its affiliated persons and do not own any stock or other securities issued by the Advisor.

The Independent Board Members of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the fund complex (defined below) overseen by each Independent Board Member, and other directorships, if any, held by the Board Members are shown below. The fund complex includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor. As of the date of this shareholder report, the fund complex consists of the funds in the Trust, as well as the registered funds advised by affiliates of the Advisor.

Shareholder Communications to the Board.    Shareholders may send communications to the Trust’s Board by addressing the communications directly to the Board (or individual Board Members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board Members). The shareholder may send the communication to either the Trust’s office or directly to such Board members c/o 875 Third Avenue, New York, NY 10022. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Independent Board Members

Name, Year of Birth, Position with the Trust and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Board Member
Stephen R. Byers (1953) Chairperson since 2016, and Board Member since 2011 (formerly, Lead Independent Board Member, 2015-2016)	Independent Director (2011-present); Independent Consultant (2014-present); Director of Investment Management, the Dreyfus Corporation (2000-2006) and Vice Chairman and Chief Investment Officer, the Dreyfus Corporation (2002-2006).	34	The Arbitrage Funds, Sierra Income Corporation, Mutual Fund Directors Forum
George O. Elston (1964) Board Member since 2011, Chairperson of the Audit Committee since 2015	Chief Financial Officer, EyePoint Pharmaceuticals, Inc. (2019-present); Chief Financial Officer, Enzyvant (2018-2019); Chief Executive Officer, 2X Oncology, Inc. (2017-2018); Senior Vice President and Chief Financial Officer, Juniper Pharmaceuticals, Inc. (2014-2016); Senior Vice President and Chief Financial Officer, KBI BioPharma Inc. (2013-2014); Managing Partner, Chatham Street Partners (2010-2013).	34	—
J. David Officer (1948) Board Member since 2011, Chairperson of the Nominating Committee since 2015	Independent Director (2010-present); Vice Chairman, the Dreyfus Corporation (2006-2009); President, The Dreyfus Family of Funds, Inc. (2006-2009).	34	(Chairman of) Ilex Management Ltd; Old Westbury Funds

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DBX ETF Trust

Board Members and Officers (Unaudited) (Continued)

Officers(2)

Name, Year of Birth, Position with the Trust and Length of Time Served(3)	Business Experience and Directorships During the Past 5 Years
Freddi Klassen(4) (1975) President and Chief Executive Officer, 2016-present	Programmes (Head since 2021), of DWS Investment Management Americas, Inc. and Manager and Chief Operating Officer of the Advisor (2016-present). Formerly: Chief Operating Officer in the Americas for the Traditional Asset Classes Department (2014 -2020); Manager and Chief Operating Officer of DWS Investment Management Americas, Inc. (2018- 2020); Global Chief Operating Officer for Equities Technology in the Investment Bank Division at Deutsche Bank AG (2013- 2014); Chief Operating Officer for Exchange Traded Funds and Systematic Funds in Europe (2008-2013).
Diane Kenneally(5) (1966) Treasurer, Chief Financial Officer and Controller, 2019-present	Fund Administration Treasurer’s Office (Co-Head since 2018), of DWS Investment Management Americas, Inc.; Chief Financial Officer and Treasurer for DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2018- present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018-present); formerly: Assistant Treasurer for the DWS funds (2007- 2018).
Frank Gecsedi(4) (1967) Chief Compliance Officer, 2010-present	AFC Compliance US (Senior Team Lead), of DWS Investment Management Americas, Inc.; Compliance Department (2016-present), Vice President in the Deutsche Asset Management Compliance Department at Deutsche Bank AG (2013-2016) and Chief Compliance Officer of the Advisor (2010-present); Chief Compliance Officer of DWS Distributors, Inc. (2019-2022); Vice President in Deutsche Bank’s Global Markets Legal, Risk and Capital Division (2010- 2012).
Bryan Richards(4) (1978) Vice President, 2016-present	Portfolio Engineering, Systematic Investments Solutions (Head), of DWS Investment Management Americas, Inc. (2018-present); Portfolio Manager in the Passive Asset Management Department at DWS (2011- present); Primary Portfolio Manager for the PowerShares DB Commodity ETFs (2011-2015).
John Millette(5) (1962) Secretary, 2020-present	Legal (Associate General Counsel), DWS US Retail Legal (2003-present), of DWS Investment Management Americas, Inc.; Vice President and Secretary of DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (1999-present); Chief Legal Officer, DWS Investment Management Americas, Inc. (2015- present); Director and Vice President of DWS Trust Company (2016-present); Vice President, DBX Advisors LLC (2021-present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2011- present); formerly: Secretary of Deutsche Investment Management Americas Inc. (2015-2017); and Assistant Secretary of DBX ETF Trust (2019-2020).

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DBX ETF Trust

Board Members and Officers (Unaudited) (Continued)

Name, Year of Birth, Position with the Trust and Length of Time Served(3)	Business Experience and Directorships During the Past 5 Years
Caroline Pearson(5) (1962) Assistant Secretary, 2020-present	Legal (Senior Team Lead), DWS US Retail Legal, of DWS Investment Management Americas, Inc.; Chief Legal Officer of DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2010-present); Chief Legal Officer, DBX Advisors LLC (2020-present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012-present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002-2017); and Secretary, Deutsche AM Service Company (2010-2017); and Chief Legal Officer, DBX Strategic Advisors LLC (2020-2021).
Paul Antosca(5) (1957) Assistant Treasurer, 2019-present	Fund Administration Tax (Head), of DWS Investment Management Americas, Inc.; Assistant Treasurer for DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2007-present).
Jeffrey Berry(5) (1959) Assistant Treasurer, 2019-present	Fund Administration (Senior Specialist), of DWS Investment Management Americas, Inc.
Sheila Cadogan(5) (1966) Assistant Treasurer, 2019-present	Fund Administration Treasurer’s Office (Co-Head since 2018), of DWS Investment Management Americas, Inc.; Assistant Treasurer for DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2017-present); Director and Vice President, DWS Trust Company (2018- present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018-present).
Christina A. Morse(6) (1964) Assistant Secretary, 2017-present	Vice President at BNY Mellon Asset Servicing (2014- present); Vice President and Counsel at Lord Abbett & Co. LLC (2013-2014).
Christian Rijs(4) (1980) Anti-Money Laundering Compliance Officer, since October 21, 2021

Senior Team Lead Anti-Financial Crime and Compliance, DWS Investment Management Americas, Inc.; AML Officer, DWS Trust Company (since November 2, 2021); AML Officer, DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (since October 6, 2021); AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since November 12, 2021); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO.

(1)	The length of time served is represented by the year in which the Board Member joined the Board.
(2)

As a result of their respective positions held with the Advisor and its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(3)	The length of time served is represented by the year in which the officer was first elected to the Trust in such capacity.
(4)	Address: 875 Third Avenue, New York, New York 10022.
(5)	Address: 100 Summer Street, Boston, MA 02110.
(6)	Address: BNY Mellon Asset Servicing, 240 Greenwich Street, New York, NY 10286.

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the Funds’ Board Members. The SAI is available by calling 855-329-3837, or on the Company’s website at www.Xtrackers.com.

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DBX ETF Trust

Additional Information (Unaudited)

Proxy Voting Policies and Procedures

The Funds’ policies and procedures for voting proxies for portfolio securities and information about how each Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — www.Xtrackers.com (click on “Resources” and “Proxy Voting” at the top of the page) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the Funds’ policies and procedures without charge, upon request, call us toll free at 855-329-3837.

Portfolio Holdings Information

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and are available by calling the Trust at 855-329-3837.

Information about each Fund’s portfolio holdings is available daily at www.Xtrackers.com.

Discount/Premium Information

Information regarding how often shares of each Fund traded on NYSE Arca or Cboe, as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.Xtrackers.com.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for its year ended May 31, 2021.

Qualified Dividend Income*
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	82%
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	85%

*	The above percentage is based on ordinary income dividends paid to shareholders during each Fund’s fiscal year.

Each Fund intends to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

	Gross Foreign Income	Foreign Taxes Paid
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	$1,355,275	$89,563
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	52,706,921	2,106,953

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DBX ETF Trust

This report is intended for the shareholders of DBX ETF Trust.

This report must be preceded or accompanied by a prospectus.

Investing involves risk, including possible loss of principal. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Funds investing in a single industry, country or in a limited geographic region generally are more volatile than more diversified funds. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. Foreign investing involves greater and different risks than investing in U.S. companies, including currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. The market for municipal bonds may be less liquid than for taxable bonds and there may be less information available on the financial condition of issuers of municipal securities than for public corporations. Income from municipal bonds may be subject to state and local taxes and at times the alternative minimum tax. Incorporation of ESG criteria in a fund’s investment strategy does not guarantee a return or protect against a loss, limits the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds that do not have an ESG focus. ESEB and HDEF are currently non-diversified and can take larger positions in fewer issues, increasing its potential risk. Stocks may decline in value. Dividends are not guaranteed. If the dividend-paying stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be adversely affected. Performance of the Funds may diverge from that of the Underlying Index due to operating expenses, transaction costs, cash flows, use of sampling strategies or operational inefficiencies. An investment in these Funds should be considered only as a supplement to a complete investment program for those investors willing to accept the risks associated with the Funds. Please read the prospectus for more information.

Environmental, social and governance (ESG) criteria are a set of standards for a company’s operations that socially conscious investors use to screen potential investments: Environmental (how a company performs as a steward of nature); Social (how a company manages relationships with employee, suppliers, customers and communities); Governance (company’s leadership, executive pay, shareholder rights, etc).

War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Funds and their investments.

Shares of the Funds are bought and sold at market price (not NAV) throughout the day on the NYSE Arca, Inc. or CBOE BZX Exchange, Inc., as applicable. Transactions in Fund shares may result in brokerage commissions and may generate tax consequences. There can be no assurance that an active trading market for shares of a Fund will develop or be maintained.

DBX ETF Trust Funds are distributed by ALPS Distributors, Inc. (“ALPS”). The Funds are managed by DBX Advisors LLC which is not affiliated with ALPS.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

ESHY and ESEB are not sponsored, endorsed, or promoted by JP Morgan Chase & Co. (“JP Morgan”) and JP Morgan bears no liability with respect to any index on which such fund is based. The accuracy, completeness or relevance of the information which has been obtained from external sources cannot be guaranteed, although it has been obtained from sources reasonably believed to be reliable. Subject to any applicable law, JP Morgan shall not assume any liability in this respect. The index described herein is a proprietary J.P. Morgan index. The prospectus contains a detailed description of the limited relationship that JP Morgan has with DBX Advisors, LLC. Index provider website: www.jpmorgan.com/country/US/en/jpmorgan/investbk/solutioins/research/indices/composition.

“Bloomberg®” and Bloomberg MSCI US Corporate Sustainability SRI Sector/Credit/Maturity Neutral Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by DBX Advisors LLC (the “Adviser”). Bloomberg is not affiliated with the Adviser, and Bloomberg does not approve, endorse, review, or recommend the Xtrackers Bloomberg US Investment Grade Corporate ESG ETF (the “Fund”). Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the Fund.

RVNU (the “Fund”) is not sponsored, endorsed, sold or promoted by Solactive. Neither Solactive nor any other party makes any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding advisability of investing in funds generally or in this Fund particularly or the ability of the Underlying Index to track general stock market performance. Neither Solactive nor any other party makes any express or implied warranties, and Solactive hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. The prospectus contains a more detailed description of the limited relationship Solactive has with DBX Advisors LLC and any related funds.

The Funds or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by MSCI, and MSCI bears no liability with respect to any such Funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with DBX Advisors LLC and any related funds.

Copyright © 2022 DWS Group. All rights reserved. XtrackersTM is a trademark of DWS Investment GmbH. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

Not FDIC Insured  |  No Bank Guarantee  |  May Lose Value

DBX ETF Trust

Investment advisor DBX Advisors LLC 875 Third Avenue New York, NY 10022	Administrator, custodian, fund accounting agent, lending agent & transfer agent The Bank of New York Mellon 240 Greenwich Street New York, NY 10286	Distributor ALPS Distributors, Inc. 1290 Broadway Suite 1000 Denver, CO 80203

Independent registered public accounting firm Ernst & Young LLP One Manhattan West New York, NY, 10001	Legal counsel Vedder Price P.C. 1633 Broadway New York, NY 10019

R-35362-9 (7/22) DBX005233 (7/23)

(b)	Not applicable

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

Stephen R. Byers, George O. Elston, and J. David Officer are the designated financial experts on the Audit Committee of DBX ETF Trust. With respect to DBX ETF Trust, Stephen Byers, George O. Elston, and J. David Officer are not “interested persons” as such terms are defined by Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $424,838 for 2022 and $466,035 for 2021.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2022 and $0 for 2021.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $181,106 for 2022 and $185,782 for 2021.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2022 and $0 for 2021.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

In accordance with Rule 2-01(c)(7)(A), the Audit Committee pre-approves all of the audit and permissible non-audit services of the Registrant.

(e)(2)	All of the services described in paragraphs (b) through (d) above were approved by the Audit Committee in accordance with paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2022 and $0 for 2021.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable

(j)	Not applicable

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Funds’ Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the Xtrackers ETFs, or persons in financial reporting oversight roles at DWS that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Funds and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Funds.

•

EY advised the Fund’ Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the Xtrackers ETFs “investment company complex” (as defined in Regulation S-X). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Funds ETFs or in the position to influence the audit engagement team for the Funds.

Item 5. Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are Stephen R. Byers, George O. Elston, and J. David Officer.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(b) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) DBX ETF Trust

By (Signature and Title)	/s/ Freddi Klassen
Freddi Klassen
President and Chief Executive Officer

Date August 5, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Freddi Klassen
Freddi Klassen
President and Chief Executive Officer

Date August 5, 2022

By (Signature and Title)	/s/ Diane Kenneally
Diane Kenneally
Treasurer and Chief Financial Officer

Date August 5, 2022